UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

Item 1. Report to Shareholders

Allianz Multi-Strategy Funds

SHARE CLASSES A, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Semiannual Report

March 31, 2017

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Retirement Income Fund

AllianzGI Global Allocation Fund

AllianzGI Global Megatrends Fund

AllianzGI Best Styles Emerging Markets Equity Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI Best Styles International Equity Fund

AllianzGI Best Styles U.S. Equity Fund

AllianzGI Convertible Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Emerging Markets Debt Fund

AllianzGI Emerging Markets Small-Cap Fund

AllianzGI Europe Equity Dividend Fund

AllianzGI Global Dynamic Allocation Fund

AllianzGI Global Fundamental Strategy Fund

AllianzGI Global Sustainability Fund

AllianzGI Global Water Fund

AllianzGI High Yield Bond Fund

AllianzGI International Growth Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI Multi-Asset Real Return Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI NFJ Global Dividend Value Fund

AllianzGI NFJ International Small-Cap Value Fund

AllianzGI NFJ International Value II Fund

AllianzGI Short Duration High Income Fund

AllianzGI Structured Return Fund

AllianzGI U.S. Equity Hedged Fund

AllianzGI U.S. Small-Cap Growth Fund

AllianzGI Ultra Micro Cap Fund

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

2–3	Letter from the President
4–132	Fund Summaries
133–134	Important Information
135–139	Benchmark Descriptions
140–199	Schedules of Investments
200–213	Statements of Assets and Liabilities
214–227	Statements of Operations
228–243	Statements of Changes in Net Assets
244–311	Financial Highlights
312–393	Notes to Financial Statements
394–395	Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements
396–397	Privacy Policy

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economy continued to expand, albeit at a fairly modest pace during the six-month period ended March 31, 2017. Economic expansions overseas were generally tepid. Against this backdrop, US and international equities generated solid results. In contrast, the global bond market produced weak results during the six-month period.

Six Months in Review

For the six-month period ended March 31, 2017, US stocks, as measured by the Standard & Poor’s 500 Index, gained 10.12%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, returned 6.48% and 8.35%, respectively, in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index rose 6.80%. With respect to bonds, the Bloomberg Barclays US Credit Index declined 1.71%, whereas the Bloomberg Barclays Global High Yield Index rose 2.98%. The Bloomberg Barclays US Government Bond Index returned -3.07%, while the broader bond market index, as measured by the Bloomberg Barclays US Aggregate Bond Index, fell 2.18%. The Bloomberg Barclays Global Aggregate Bond Index returned -5.43%.

US gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 3.5% annual pace during the third quarter of 2016. However, growth then decelerated, as GDP grew at a 2.1% annual pace during the fourth quarter of 2016. After the reporting period ended, the US Department of Commerce reported that first quarter 2017 GDP growth was an annual pace of 0.7%.

After remaining on hold at its first seven meetings in 2016, the US Federal Reserve (the “Fed”) raised interest rates 0.25% in December 2016 to a range between 0.50% and 0.75%. After remaining on hold at its first meeting in 2017, in March 2017 the Fed again raised rates 0.25% to a range between 0.75% and 1.00%. In the statement following the March meeting the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

2	March 31, 2017 |	Semiannual Report

Outlook

Looking ahead, we believe investors should expect muted growth as the US enters its late-cycle period, Japan struggles with its aging population and Europe suffers from the uncertainties related to“Brexit.” In our view, the US and European Union should ultimately avoid recessions, but remain mired in a relatively weak economic expansion. We expect the Fed to continue modestly increasing rates in 2017, prompting central banks in emerging markets to lower their rates as inflation falls. Elsewhere we predict the European Central Bank (“ECB”) and Bank of Japan should maintain their accommodative monetary policies. We believe we have passed peak global liquidity as central banks have pushed past negative interest rate policies to begin supporting government spending.

The tides of deregulation continued shifting in 2016, and nationalism and populism gained ground. Given the results from the November elections in the US and significant upcoming elections in Europe, politics should remain a key investment consideration. We also believe that monetary policy will become more political. As to where governments will spend the money their central banks print, we believe domestic infrastructure and defense spending will be the focus of many countries in the coming years.

Against this backdrop, we believe markets are increasingly susceptible to volatility as politics, geopolitics, divergent monetary policies and internal market structures all converge and evolve. We believe that navigating this sea of uncertainty requires a clear direction and an active management approach, with investors staying agile in their asset allocations, confident in their processes and thorough in their research.

On behalf of Allianz Global Investors U.S. LLC and NFJ Investment Group LLC, the sub-adviser to certain funds, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Semiannual Report	| March 31, 2017	3

Unaudited

AllianzGI Target-Date Funds*

For the period of October 1, 2016 through March 31, 2017, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Target-Date Funds (the “Funds”) returned between 2.82% and 8.15% with longer dated Funds posting more favorable results. In terms of relative performance, all strategies outperformed their respective benchmarks (Morningstar Lifetime Moderate series) for the six-month period.

Market Overview

For the six-month period ending March 31, 2017, markets were dominated by the surprising outcome of the US presidential election relative to prevailing market expectations. The Trump victory ushered in a period of uncertainty regarding the magnitude and timing of future policy changes at the same time that it seemed to instill general optimism in market participants. The theme of reflation against the backdrop of supportive fiscal policy and stronger consumer demand percolated through markets for the period.

Throughout the first quarter, risk assets continued to outperform in a low volatility environment despite significant policy setbacks (including the failure to pass healthcare reform) and continued uncertainty about the future of US domestic and foreign policy. Moreover, global risk assets rallied in the context of the US Federal Reserve (the ‘‘Fed’’) hiking interest rates by 50 basis points in the period. Tighter Fed policy signaled a new regime of tighter global monetary policy in the future (even if the European Central Bank and Bank of Japan reiterated their current commitments to accommodative policies).

During the period, US stocks rallied in the aftermath of the election and continued to gain throughout the first quarter with US Small Cap stocks in particular leading the way: The Russell 2000 Index gained 11.5% and the Russell 2000 Value Index gained 13.9% outpacing larger stocks, which gained 10.1%, as measured by the Russell 1000 Index.

Global growth remained healthy as fundamental macro-economic data continued to either match or outperform economists’ expectations. During the first quarter, the gap between hard data and soft data, as measured by surveys of purchasing managers and consumers, widened substantially, revealing that much of what underpinned the rally in risk assets was associated with future expectations (as opposed to the current economic environment alone).

Optimistic assessments of global growth affected both developed and emerging markets: In broad terms, the MSCI All Country World Index returned 8.2% only slightly outpacing Emerging Markets, which returned 6.8%. Better economic data helped boost European equities for the period, despite persistent uncertainties about key elections in 2017 (in the Netherlands, France and Germany). For the period, the best performing stock markets were Spain and Italy, which returned 17.3% and 17.6% respectively (MSCI country indexes in USD).

Global Bonds declined for the period with the Bloomberg Barclays Global Aggregate Bond Index losing 5.4%. The long end of the US curve had the worst performance as long Treasuries (20+ years) lost 10.9% in the period due in part to a sharp initial increase in inflation expectations and a spike in yields. While the 10-year yield on US Treasuries initially increased by about 75 basis points from the election through mid-December, it remained relatively range bound for most of the first quarter, making US Treasuries one of the worst performing asset classes for the period. The Bloomberg Barclays US Aggregate Bond Index lost 2.2% for the period. Within fixed income, US High Yield was the best performer. Globally, Emerging Market hard currency debt outperformed developed market government bonds. Commodities, most notably precious metals and gold, were among the worst performing asset classes in the period.

Portfolio Review

Overweight positions to global equities provided tailwinds to performance, which were expressed by allocations to AllianzGI Global Dynamic Allocation and equity products featuring the Best Styles investment process. A strategic exposure to minimum volatility during the period was a detractor, as markets shifted to a risk-on environment following the US elections. The strategies benefited from below benchmark duration as yields rose in anticipation of a reflationary environment following the US election. Results further benefited from an overweight to corporate debt in the fixed income portion of the portfolio, as companies benefited from the anticipated fiscal reforms and improved global growth prospects.

At the end of the period, the portfolio maintained an underweight position in US government bonds (duration weighted) and an overweight to global equities including Emerging Markets, against a backdrop of favorable trend and fundamental views across risk assets.

Outlook

Looking ahead, we expect that global inflation will continue to steadily rise, in part attributable to firmer commodity prices and narrowing output gaps throughout developed markets. Emerging markets are expected to continue to post solid growth in the near term, providing opportunities for much needed structural reforms that will ultimately contribute to longer term stability. We expect the global economy will likely continue to benefit from debt-financed growth for the foreseeable future on the back of leveraged households and businesses. We expect monetary policy to continue to tighten in the US, albeit at a slow and measured pace, while global central bank liquidity will remain abundant at least through 2018.

However, risks abound, including increased political risks, most notably in Europe in light of the busy election calendar but also in key emerging markets. In addition, we believe charged rhetoric about protectionism and zero-sum interactions threaten to undermine longstanding commitments to global trade in goods and financial assets. Finally, we believe risks related to inflated expectations on the part of market participants as well as market complacency may potentially intensify should stocks reverse their recent rally.

4	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Target-Date Funds (cont’d)

As of the end of the period, we expect to remain overweight risk assets and underweight most sovereign bonds with the idea in mind that sovereigns are nearing the end of a secular bull market. We believe the reflationary economic environment persists for now as long as the possibility of US Fiscal stimulus remains and cyclical data continue to show signs of improvement. We maintain a positive outlook on emerging markets while recognizing that an unexpected slowdown in the US or other developed markets would have real and immediate implication for EM broadly. We remain vigilant in this low volatility environment and are focused on monitoring cyclical data and relative valuations across asset classes.

* The “Target-Date Funds” are the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund, and the AllianzGI Retirement 2055 Fund.

Certain changes to the Target Date Funds’ investment strategy, benchmarks and portfolio management team became effective on October 1, 2016. Please see the prospectus for complete details.

Semiannual Report	| March 31, 2017	5

Unaudited

AllianzGI Retirement 2020 Fund

Average Annual Total Return for the period ended March 31, 2017

	6 Month**	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	2.82%	8.72%	3.93%	7.20%
AllianzGI Retirement 2020 Fund Class A (adjusted)	–2.83%	2.74%	2.76%	6.47%
AllianzGI Retirement 2020 Fund Class C	2.43%	7.91%	3.14%	6.39%
AllianzGI Retirement 2020 Fund Class C (adjusted)	1.43%	6.91%	3.14%	6.39%
AllianzGI Retirement 2020 Fund Class R	–0.37%	5.22%	2.96%	6.48%
AllianzGI Retirement 2020 Fund Class P	2.95%	9.08%	4.24%	7.50%
AllianzGI Retirement 2020 Fund Class R6	3.02%	9.14%	4.33%	7.59%
AllianzGI Retirement 2020 Fund Administrative Class	2.84%	8.76%	3.97%	7.25%
Morningstar Lifetime Moderate 2020 Index*	2.81%	8.60%	6.30%	9.85%
AllianzGI 2020 Strategic Benchmark*	2.93%	6.74%	3.81%	6.48%
Morningstar Lifetime Conservative 2020 Index	0.90%	6.04%	4.76%	7.92%
Lipper Mixed-Asset Target 2020 Funds Average	3.07%	8.24%	5.57%	8.60%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

** Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.26% for Class A shares, 2.01% for Class C shares, 1.51% for Class R shares, 0.86% for Class P shares, 0.76% for Class R6 shares, and 1.11% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Fund Allocation (as of March 31, 2017)

AllianzGI Global Dynamic Allocation	60.1%
AllianzGI Advanced Core Bond	16.7%
AllianzGI Best Styles U.S. Equity	11.3%
Vanguard Intermediate-Term Corporate Bond	2.7%
AllianzGI Short Duration High Income	2.1%
AllianzGI Emerging Markets Debt	1.6%
AllianzGI Emerging Markets Small-Cap	0.5%
Cash & Equivalents — Net	5.0%

6	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,028.20	$1,024.30	$996.30	$1,029.50	$1,030.20	$1,028.40
Expenses Paid During Period	$1.87	$5.65	$3.58	$0.35	$—	$1.62

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,023.09	$1,019.35	$1,021.34	$1,024.58	$1,024.93	$1,023.34
Expenses Paid During Period	$1.87	$5.64	$3.63	$0.35	$—	$1.61

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.37% for Class A, 1.12% for Class C, 0.72% for Class R, 0.07% for Class P, 0.00% for Class R6 and 0.32% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2017	7

Unaudited

AllianzGI Retirement 2025 Fund

Average Annual Total Return for the period ended March 31, 2017

	6 Month**	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	4.15%	10.40%	4.40%	5.44%
AllianzGI Retirement 2025 Fund Class A (adjusted)	–1.58%	4.33%	3.22%	4.32%
AllianzGI Retirement 2025 Fund Class R	3.90%	9.96%	4.02%	5.05%
AllianzGI Retirement 2025 Fund Class P	4.30%	10.74%	4.71%	5.75%
AllianzGI Retirement 2025 Fund Class R6	4.37%	10.87%	4.81%	5.85%
AllianzGI Retirement 2025 Fund Administrative Class	4.18%	10.42%	4.43%	5.47%
Morningstar Lifetime Moderate 2025 Index*	3.75%	10.09%	7.15%	9.23%
AllianzGI 2025 Strategic Benchmark*	4.27%	8.50%	4.43%	5.51%
Morningstar Lifetime Conservative 2025 Index	1.42%	7.02%	5.42%	6.95%
Lipper Mixed-Asset Target 2025 Fundw Average	4.17%	9.79%	6.77%	8.13%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

** Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.29% for Class A shares, 1.54% for Class R shares, 0.89% for Class P shares, 0.79% for Class R6 shares and 1.14% for Administrative Class Shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Fund Allocation (as of March 31, 2017)

AllianzGI Global Dynamic Allocation	76.5%
AllianzGI Best Styles U.S. Equity	10.0%
AllianzGI Advanced Core Bond	7.5%
AllianzGI Emerging Markets Small-Cap	0.5%
AllianzGI Emerging Markets Debt	0.5%
AllianzGI Best Styles Global Equity	0.1%
AllianzGI Short Duration High Income	0.0%	*
Cash & Equivalents — Net	4.9%

* Less than 0.05%

8	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,041.50	$1,039.00	$1,043.00	$1,043.70	$1,041.80
Expenses Paid During Period	$1.73	$3.51	$0.20	$—	$1.48

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,023.24	$1,021.49	$1,024.73	$1,024.93	$1,023.49
Expenses Paid During Period	$1.72	$3.48	$0.20	$—	$1.46

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.34% for Class A, 0.69% for Class R, 0.04% for Class P, 0.00% for Class R6 and 0.29% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2017	9

Unaudited

AllianzGI Retirement 2030 Fund

Average Annual Total Return for the period ended March 31, 2017

	6 Month**	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	5.52%	11.79%	4.89%	8.55%
AllianzGI Retirement 2030 Fund Class A (adjusted)	–0.29%	5.65%	3.71%	7.81%
AllianzGI Retirement 2030 Fund Class C	5.05%	10.94%	4.10%	7.78%
AllianzGI Retirement 2030 Fund Class C (adjusted)	4.05%	9.94%	4.10%	7.78%
AllianzGI Retirement 2030 Fund Class R	5.30%	11.39%	4.52%	8.25%
AllianzGI Retirement 2030 Fund Class P	5.64%	12.17%	5.21%	8.89%
AllianzGI Retirement 2030 Fund Class R6	5.70%	12.28%	5.31%	9.00%
AllianzGI Retirement 2030 Fund Administrative Class	5.53%	11.86%	4.95%	8.65%
Morningstar Lifetime Moderate 2030 Index*	5.00%	11.95%	8.00%	11.67%
AllianzGI 2030 Strategic Benchmark*	5.45%	10.23%	5.07%	8.11%
Morningstar Lifetime Conservative 2030 Index	2.30%	8.43%	6.25%	9.84%
Lipper Mixed-Asset Target 2030 Funds Average	5.05%	11.36%	7.09%	10.20%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

** Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 1.99% for Class C shares, 1.49% for Class R shares, 0.84% for Class P shares, 0.74% for Class R6 shares and 1.09% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Fund Allocation (as of March 31, 2017)

AllianzGI Global Dynamic Allocation	73.3%
AllianzGI Best Styles U.S. Equity	14.1%
AllianzGI Best Styles Global Equity	7.7%
AllianzGI Emerging Markets Small-Cap	1.1%
Cash & Equivalents — Net	3.8%

10	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,055.20	$1,050.50	$1,053.00	$1,056.40	$1,057.00	$1,055.30
Expenses Paid During Period	$1.79	$5.62	$3.58	$0.26	$—	$1.54

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,023.19	$1,019.45	$1,021.44	$1,024.68	$1,024.93	$1,023.44
Expenses Paid During Period	$1.77	$5.54	$3.53	$0.25	$—	$1.51

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.35% for Class A, 1.10% for Class C, 0.70% for Class R, 0.05% for Class P, 0.00% for Class R6 and 0.30% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2017	11

Unaudited

AllianzGI Retirement 2035 Fund

Average Annual Total Return for the period ended March 31, 2017

	6 Month**	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	6.82%	13.15%	5.50%	7.13%
AllianzGI Retirement 2035 Fund Class A (adjusted)	0.94%	6.93%	4.32%	5.99%
AllianzGI Retirement 2035 Fund Class R	6.62%	12.69%	5.13%	6.76%
AllianzGI Retirement 2035 Fund Class P	7.04%	13.54%	5.83%	7.47%
AllianzGI Retirement 2035 Fund Class R6	7.03%	13.58%	5.93%	7.56%
AllianzGI Retirement 2035 Fund Administrative Class	6.86%	13.23%	5.55%	7.19%
Morningstar Lifetime Moderate 2035 Index*	6.23%	13.71%	8.61%	11.07%
AllianzGI 2035 Strategic Benchmark*	6.56%	11.92%	5.69%	7.52%
Morningstar Lifetime Conservative 2035 Index	3.55%	10.29%	7.13%	9.21%
Lipper Mixed-Asset Target 2035 Funds Average	6.16%	12.75%	7.90%	9.56%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

** Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.16% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Fund Allocation (as of March 31, 2017)

AllianzGI Global Dynamic Allocation	48.4%
AllianzGI Best Styles Global Equity	29.5%
AllianzGI Best Styles U.S. Equity	16.7%
AllianzGI Emerging Markets Small-Cap	1.1%
Cash & Equivalents — Net	4.3%

12	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,068.20	$1,066.20	$1,070.40	$1,070.30	$1,068.60
Expenses Paid During Period	$2.17	$3.97	$0.62	$0.10	$1.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,022.84	$1,021.09	$1,024.33	$1,024.83	$1,023.09
Expenses Paid During Period	$2.12	$3.88	$0.61	$0.10	$1.87

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.42% for Class A, 0.77% for Class R, 0.12% for Class P, 0.02% for Class R6 and 0.37% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2017	13

Unaudited

AllianzGI Retirement 2040 Fund

Average Annual Total Return for the period ended March 31, 2017

	6 Month**	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	7.55%	13.88%	5.83%	9.83%
AllianzGI Retirement 2040 Fund Class A (adjusted)	1.64%	7.62%	4.64%	9.08%
AllianzGI Retirement 2040 Fund Class C	7.19%	13.08%	5.06%	9.00%
AllianzGI Retirement 2040 Fund Class C (adjusted)	6.19%	12.08%	5.06%	9.00%
AllianzGI Retirement 2040 Fund Class R	7.40%	13.53%	5.49%	9.49%
AllianzGI Retirement 2040 Fund Class P	7.80%	14.25%	6.17%	10.14%
AllianzGI Retirement 2040 Fund Class R6	7.82%	14.33%	6.26%	10.23%
AllianzGI Retirement 2040 Fund Administrative Class	7.61%	13.92%	5.88%	9.88%
Morningstar Lifetime Moderate 2040 Index*	7.05%	14.90%	8.88%	12.43%
AllianzGI 2040 Strategic Benchmark*	7.32%	13.40%	6.16%	9.35%
Morningstar Lifetime Conservative 2040 Index	4.89%	12.19%	7.84%	11.40%
Lipper Mixed-Asset Target 2040 Funds Average	6.49%	13.47%	7.92%	10.95%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

** Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Class R6 shares and 0.96% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Fund Allocation (as of March 31, 2017)

AllianzGI Best Styles Global Equity	45.0%
AllianzGI Global Dynamic Allocation	30.3%
AllianzGI Best Styles U.S. Equity	19.2%
AllianzGI Emerging Markets Small-Cap	1.1%
Cash & Equivalents — Net	4.4%

14	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,075.50	$1,071.90	$1,074.00	$1,078.00	$1,078.20	$1,076.10
Expenses Paid During Period	$2.43	$6.30	$4.24	$0.88	$0.36	$2.17

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,022.59	$1,018.85	$1,020.84	$1,024.08	$1,024.58	$1,022.84
Expenses Paid During Period	$2.37	$6.14	$4.13	$0.86	$0.35	$2.12

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.47% for Class A, 1.22% for Class C, 0.82% for Class R, 0.17% for Class P, 0.07% for Class R6 and 0.42% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2017	15

Unaudited

AllianzGI Retirement 2045 Fund

Average Annual Total Return for the period ended March 31, 2017

	6 Month**	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	8.06%	14.86%	6.22%	8.17%
AllianzGI Retirement 2045 Fund Class A (adjusted)	2.12%	8.55%	5.03%	7.02%
AllianzGI Retirement 2045 Fund Class R	7.87%	14.50%	5.85%	7.80%
AllianzGI Retirement 2045 Fund Class P	8.27%	15.31%	6.55%	8.52%
AllianzGI Retirement 2045 Fund Class R6	8.32%	15.40%	6.66%	8.62%
AllianzGI Retirement 2045 Fund Administrative Class	8.07%	14.92%	6.25%	8.20%
Morningstar Lifetime Moderate 2045 Index*	7.37%	15.40%	8.87%	11.40%
AllianzGI 2045 Strategic Benchmark*	7.74%	14.27%	6.33%	8.53%
Morningstar Lifetime Conservative 2045 Index	5.80%	13.51%	8.15%	10.46%
Lipper Mixed-Asset Target 2045 Funds Average	7.02%	13.99%	8.43%	10.32%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

** Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.08% for Class A shares, 1.33% for Class R shares, 0.68% for Class P shares, 0.58% for Class R6 shares and 0.93% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Fund Allocation (as of March 31, 2017)

AllianzGI Best Styles Global Equity	53.2%
AllianzGI Global Dynamic Allocation	20.6%
AllianzGI Best Styles U.S. Equity	19.7%
AllianzGI Emerging Markets Small-Cap	1.0%
Cash & Equivalents — Net	5.5%

16	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,080.60	$1,078.70	$1,082.70	$1,083.20	$1,080.70
Expenses Paid During Period	$2.54	$4.35	$0.99	$0.47	$2.28

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,022.49	$1,020.74	$1,023.98	$1,024.48	$1,022.74
Expenses Paid During Period	$2.47	$4.23	$0.96	$0.45	$2.22

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.49% for Class A, 0.84% for Class R, 0.19% for Class P, 0.09% for Class R6 and 0.44% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2017	17

Unaudited

AllianzGI Retirement 2050 Fund

Average Annual Total Return for the period ended March 31, 2017

	6 Month**	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	8.15%	14.96%	6.25%	10.24%
AllianzGI Retirement 2050 Fund Class A (adjusted)	2.20%	8.64%	5.06%	9.49%
AllianzGI Retirement 2050 Fund Class C	7.75%	14.15%	5.44%	9.43%
AllianzGI Retirement 2050 Fund Class C (adjusted)	6.75%	13.15%	5.44%	9.43%
AllianzGI Retirement 2050 Fund Class R	7.91%	14.49%	5.87%	9.91%
AllianzGI Retirement 2050 Fund Class P	8.32%	15.36%	6.57%	10.56%
AllianzGI Retirement 2050 Fund Class R6	8.39%	15.53%	6.67%	10.67%
AllianzGI Retirement 2050 Fund Administrative Class	8.22%	15.11%	6.30%	10.32%
Morningstar Lifetime Moderate 2050 Index*	7.42%	15.53%	8.78%	12.39%
AllianzGI 2050 Strategic Benchmark*	7.87%	14.51%	6.35%	9.45%
Morningstar Lifetime Conservative 2050 Index	6.26%	14.20%	8.23%	11.76%
Lipper Mixed-Asset Target 2050 Funds Average	6.90%	14.17%	8.29%	11.15%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

** Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.07% for Class A shares, 1.82% for Class C shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Fund Allocation (as of March 31, 2017)

AllianzGI Best Styles Global Equity	55.9%
AllianzGI Best Styles U.S. Equity	20.3%
AllianzGI Global Dynamic Allocation	17.8%
AllianzGI Emerging Markets Small-Cap	1.0%
Cash & Equivalents — Net	5.0%

18	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,081.50	$1,077.50	$1,079.10	$1,083.20	$1,083.90	$1,082.20
Expenses Paid During Period	$2.59	$6.47	$4.41	$1.04	$0.52	$2.34

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,022.44	$1,018.70	$1,020.69	$1,023.93	$1,024.43	$1,022.69
Expenses Paid During Period	$2.52	$6.29	$4.28	$1.01	$0.50	$2.27

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.50% for Class A, 1.25% for Class C, 0.85% for Class R, 0.20% for Class P, 0.10% for Class R6 and 0.45% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2017	19

Unaudited

AllianzGI Retirement 2055 Fund

Average Annual Total Return for the period ended March 31, 2017

	6 Month**	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	8.09%	14.64%	6.24%	8.33%
AllianzGI Retirement 2055 Fund Class A (adjusted)	2.15%	8.33%	5.04%	7.17%
AllianzGI Retirement 2055 Fund Class R	7.88%	14.24%	5.88%	7.96%
AllianzGI Retirement 2055 Fund Class P	8.26%	15.03%	6.58%	8.67%
AllianzGI Retirement 2055 Fund Class R6	8.35%	15.10%	6.66%	8.76%
AllianzGI Retirement 2055 Fund Administrative Class	8.15%	14.75%	6.29%	8.37%
Morningstar Lifetime Moderate 2055 Index*	7.40%	15.57%	8.65%	11.19%
AllianzGI 2055 Strategic Benchmark*	7.87%	14.51%	6.35%	8.55%
Morningstar Lifetime Conservative 2055 Index	6.37%	14.44%	8.17%	10.52%
Lipper Mixed-Asset Target 2055 Funds Average	7.32%	14.32%	8.81%	10.65%

† The Fund began operations on December 19, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2011.

* The Morningstar Lifetime Moderate series replaced the Morningstar Lifetime Conservative series as the Target Date Funds’ primary benchmark, and the AllianzGI Strategic Benchmark replaced the Real Return Target series (white label) as the Target Date Funds’ secondary benchmark as of October 1, 2016 in connection with certain changes to the Target Date Funds’ investment strategies that took effect on October 1, 2016.

** Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.07% for Class A shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Fund Allocation (as of March 31, 2017)

AllianzGI Best Styles Global Equity	55.6%
AllianzGI Best Styles U.S. Equity	20.4%
AllianzGI Global Dynamic Allocation	17.4%
AllianzGI Emerging Markets Small-Cap	0.9%
Cash & Equivalents — Net	5.7%

20	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,080.90	$1,078.80	$1,082.60	$1,083.50	$1,081.50
Expenses Paid During Period	$2.65	$4.46	$1.09	$0.57	$2.39

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,022.39	$1,020.64	$1,023.88	$1,024.38	$1,022.64
Expenses Paid During Period	$2.57	$4.33	$1.06	$0.56	$2.32

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.51% for Class A, 0.86% for Class R, 0.21% for Class P, 0.11% for Class R6 and 0.46% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2017	21

Unaudited

AllianzGI Retirement Income Fund

For the period of October 1, 2016 through March 31, 2017, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (‘‘NAV’’) of the AllianzGI Retirement Income Fund (the “Fund”) returned 2.52%, outperforming the Bloomberg Barclay’s US Universal Bond Index (the “benchmark”), which returned -1.54%.

Market Overview

For the six-month period ending March 31, 2017, markets were dominated by the surprising outcome of the US presidential election relative to prevailing market expectations. The Trump victory ushered in a period of uncertainty regarding the magnitude and timing of future policy changes at the same time that it seemed to instill general optimism in market participants. The theme of reflation against the backdrop of supportive fiscal policy and stronger consumer demand percolated through markets for the period.

Throughout the first quarter, risk assets continued to outperform in a low volatility environment despite significant policy setbacks (including the failure to pass healthcare reform) and continued uncertainty about the future of US domestic and foreign policy. Moreover, global risk assets rallied in the context of the Federal Reserve (the ’’Fed’’) hiking interest rates by 50 basis points in the period. Tighter Fed policy signaled a new regime of tighter global monetary policy in the future (even if the European Central Bank and Bank of Japan reiterated their current commitments to accommodative policies).

During the period, US stocks rallied in the aftermath of the election and continued to gain throughout the first quarter with US Small Cap stocks in particular leading the way: The Russell 2000 Index gained 11.5% and the Russell 2000 Value Index gained 13.9% outpacing larger stocks, which gained 10.1%, as measured by the Russell 1000 Index.

Global growth remained healthy as fundamental macro-economic data continued to either match or outperform economists’ expectations. During the first quarter, the gap between hard data and soft data, as measured by surveys of purchasing managers and consumers widened substantially, revealing that much of what underpinned the rally in risk assets was associated with future expectations (as opposed to the current economic environment alone).

Optimistic assessments of global growth affected both developed and emerging markets: In broad terms, the MSCI All Country World Index returned 8.2% only slightly outpacing Emerging Markets (“EM”), which returned 6.8%. Better economic data, helped boost European equities for the period, despite persistent uncertainties about key elections in 2017 (in the Netherlands, France and Germany). For the period, the best performing stock markets were Spain and Italy, which returned 17.3% and 17.6% respectively (MSCI country indexes in USD).

Global Bonds declined for the period with the Bloomberg Barclays Global Aggregate Bond Index losing 5.4%. The long end of the US curve had the worst performance as long Treasuries (20+ years) lost 10.9% in the period due in part to a sharp initial increase in inflation expectations and a spike in yields. While the 10-year yield on US Treasuries initially increased by about 75 basis points from the election through mid-December, it remained relatively range bound for most of the first quarter, making US Treasuries one of the worst performing asset classes for the period. The Bloomberg Barclays US Aggregate Bond Index lost 2.2% for the period. Within fixed income, US High Yield was the best performer. Globally, Emerging Market hard currency debt outperformed developed market government bonds. Commodities, most notably precious metals and gold, were among the worst performing asset classes in the period.

Portfolio Review

Against a backdrop of favorable trend and fundamental views across risk assets, the portfolio expressed overweights to both US investment grade and high yield corporate bonds. Over the period, the Fund added an emphasis on higher yielding real estate investment trusts (“REITs”) while the emphasis on higher yielding credits was maintained. The emphasis on higher yielding issues contributed to results as reflected by the BofA Merrill Lynch High Yield Master II Index gaining 4.6% while the Bloomberg Barclays US Aggregate Bond Index conversely declined -2.2%.

At the end of the period, the portfolio maintained a positive view on risk assets including high yield bonds and higher yielding segments within US REITs.

Outlook

Looking ahead, we expect that global inflation will continue to steadily rise, in part attributable to firmer commodity prices and narrowing output gaps throughout developed markets. Emerging markets are expected to continue to post solid growth in the near term, providing opportunities for much needed structural reforms that will ultimately contribute to longer term stability. We expect the global economy will likely continue to benefit from debt-financed growth for the foreseeable future on the back of leveraged households and businesses. We expect monetary policy to continue to tighten in the US, albeit at a slow and measured pace, while global central bank liquidity will remain abundant at least through 2018.

However, risks abound, including increased political risks, most notably in Europe in light of the busy election calendar but also in key emerging markets. In addition, we believe charged rhetoric about protectionism and zero-sum interactions threaten to undermine longstanding commitments to global trade in goods and financial assets. Finally, we believe risks related to inflated expectations on the part of market participants as well as market complacency may potentially intensify should stocks reverse their recent rally.

As of the end of the period, we expect to remain overweight risk assets and underweight most sovereign bonds with the idea in mind that sovereigns are nearing the end of a secular bull market. We believe the “Reflation Trade” persists for now as long as the possibility of US Fiscal stimulus remains and cyclical data continue to show signs of improvement. We maintain a positive outlook on emerging markets while recognizing that an unexpected slowdown in the US or other developed markets would have real and immediate implication for EM broadly. We remain vigilant in this low volatility environment and are focused on monitoring cyclical data and relative valuations across asset classes.

Certain changes to the Fund’s investment strategy, benchmarks and portfolio management team became effective on October 1, 2016. Please see the prospectus for complete details.

22	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month**	1 Year	5 Year	Since Inception†
AllianzGI Retirement Income Fund Class A	2.52%	9.75%	4.08%	7.00%
AllianzGI Retirement Income Fund Class A (adjusted)	–3.12%	3.71%	2.91%	6.27%
AllianzGI Retirement Income Fund Class C	2.15%	8.91%	3.31%	6.21%
AllianzGI Retirement Income Fund Class C (adjusted)	1.15%	7.91%	3.31%	6.21%
AllianzGI Retirement Income Fund Class R	2.39%	9.43%	3.73%	6.67%
AllianzGI Retirement Income Fund Class P	2.70%	10.13%	4.42%	7.30%
AllianzGI Retirement Income Fund Class R6	2.76%	10.22%	4.51%	7.41%
AllianzGI Retirement Income Fund Administrative Class	2.57%	8.68%	3.92%	6.93%
Bloomberg Barclays US Universal Bond Index*	–1.54%	1.92%	2.83%	4.60%
AllianzGI Retirement Income Strategic Benchmark*	0.98%	4.47%	2.96%	5.38%
MSCI World High Dividend Yield Index	5.57%	11.54%	8.37%	10.84%
Morningstar Lifetime Conservative Income Index	0.50%	4.15%	2.93%	5.40%
Lipper Mixed-Asset Target Today Funds Average	1.79%	6.09%	3.95%	6.58%

† The Fund began operations on December 29, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2008.

* The Bloomberg Barclays US Universal Bond Index replaced the Morningstar Lifetime Conservative Income Index as the Fund’s primary benchmark and the MSCI World High Dividend Yield Index and the AllianzGI Strategic Benchmark replaced the Real Return Target Today Index as the Fund’s secondary benchmarks as of October 1, 2016 in connection with certain changes to the Fund’s investment strategies that took effect on October 1, 2016.

** Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.20% for Class A shares, 1.95% for Class C shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2020. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Semiannual Report	| March 31, 2017	23

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Cumulative Returns Through March 31, 2017

Fund Allocation (as of March 31, 2017)

AllianzGI Short Duration High Income	20.2%
PIMCO Income	11.1%
AllianzGI High Yield Bond	11.0%
AllianzGI NFJ Global Dividend Value	10.1%
PIMCO Long-Term Credit	8.1%
PIMCO Capital Securities and Financials	6.1%
AllianzGI Emerging Markets Debt	5.6%
Alerian MLP	3.8%
Other	21.4%
Cash & Equivalents — Net	2.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,025.20	$1,021.50	$1,023.90	$1,027.00	$1,027.60	$1,025.70
Expenses Paid During Period	$1.62	$5.39	$3.38	$0.10	$0.01	$1.36

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,023.34	$1,019.60	$1,021.59	$1,024.83	$1,024.92	$1,023.59
Expenses Paid During Period	$1.61	$5.39	$3.38	$0.10	$0.01	$1.36

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.32% for Class A, 1.07% for Class C, 0.67% for Class R, 0.02% for Class P, 0.00% for Class R6 and 0.27% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

24	March 31, 2017 |	Semiannual Report

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Semiannual Report	| March 31, 2017	25

Unaudited

AllianzGI Global Allocation Fund

For the period of October 1, 2016 through March 31, 2017, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (‘‘NAV’’) of the AllianzGI Global Allocation Fund (the “Fund”) returned 3.88%, underperforming the 60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index (the “benchmark”), which returned 3.94%.

Market Overview

For the six-month period, markets were dominated by the surprising outcome of the US presidential election relative to prevailing market expectations. The Trump victory ushered in a period of uncertainty regarding the magnitude and timing of future policy changes at the same time that it seemed to instill general optimism in market participants. The theme of reflation against the backdrop of supportive fiscal policy and stronger consumer demand percolated through markets for the period.

Throughout the first quarter, risk assets continued to outperform in a low volatility environment despite significant policy setbacks (including the failure to pass healthcare reform) and continued uncertainty about the future of US domestic and foreign policy. Moreover, global risk assets rallied in the context of the Federal Reserve (the ‘‘Fed’’) raising interest rates by 50 basis points in the period. Tighter Fed policy signaled a new regime of tighter global monetary policy in the future (even if the European Central Bank and Bank of Japan reiterated their current commitments to accommodative policies).

During the period, US stocks rallied in the aftermath of the election and continued to gain throughout the first quarter with US Small Cap stocks in particular leading the way: The Russell 2000 Index gained 11.5% and the Russell 2000 Value Index gained 13.9% outpacing larger stocks, which gained 10.1%, as measured by the Russell 1000 Index.

Global growth remained healthy as fundamental macro-economic data continued to either match or outperform economists’ expectations. During the first quarter, the gap between hard data and soft data, as measured by surveys of purchasing managers and consumers, widened substantially, revealing that much of what underpinned the rally in risk assets was associated with future expectations (as opposed to the current economic environment alone).

Optimistic assessments of global growth affected both developed and emerging markets: In broad terms, the MSCI All Country World Index returned 8.2% only slightly outpacing Emerging Markets, which returned 6.8%. Better economic data helped boost European equities for the period despite persistent uncertainties about key elections in 2017 (in the Netherlands, France and Germany). For the period, the best performing stock markets were Spain and Italy, which returned 17.3% and 17.6% respectively (MSCI country indexes in USD).

Global Bonds declined for the period with the Bloomberg Barclays Global Aggregate Bond Index losing 5.4%. The long end of the US curve had the worst performance as long Treasuries (20+ years) lost 10.9% in the period due in part to a sharp initial increase in inflation expectations and a spike in yields. While the 10-year yield on US Treasuries initially increased by about 75 basis points from the election through mid-December, it remained relatively range bound for most of the first quarter, making US Treasuries one of the worst performing asset classes for the period. The Bloomberg Barclays US Aggregate Bond Index lost 2.2% for the period. Within fixed income, US High Yield was the best performer. Globally, Emerging Market hard currency debt outperformed developed market government bonds. Commodities, most notably precious metals and gold, were among the worst performing asset classes in the period.

Portfolio Review

Overweights to global equities provided a tailwind to performance during the period, particularly in North America, as the US equity market experienced strong performance following the US presidential election. The portfolio’s overweight to US Government debt detracted during the fourth quarter of 2016, as rates rallied sharply in the aftermath of the US election.

At the end of the period, the portfolio maintained an underweight position in US government bonds (duration weighted) and an overweight to global equities including Emerging Markets, against a backdrop of favorable trend and fundamental views across risk assets.

Outlook

Looking ahead, we expect that global inflation will continue to steadily rise, partly attributable to firmer commodity prices and narrowing output gaps throughout developed markets. Emerging markets are expected to continue to post solid growth in the near term, providing opportunities for much needed structural reforms that will ultimately contribute to longer term stability. We believe the global economy will likely continue to benefit from debt-financed growth for the foreseeable future on the back of leveraged households and businesses. We expect monetary policy to continue to tighten in the US, albeit at a slow and measured pace, while global central bank liquidity will remain abundant at least through 2018.

However, we believe that risks abound, including increased political risks, most notably in Europe in light of the busy election calendar, but also in key emerging markets. In addition, charged rhetoric about protectionism and zero-sum interactions may, in our opinion, threaten to undermine longstanding commitments to global trade in goods and financial assets. Finally, risks related to inflated expectations on the part of market participants as well as market complacency may potentially intensify should stocks reverse their recent rally.

As of the end of the period, we remain overweight risk assets and underweight most sovereign bonds with the idea in mind that sovereigns are nearing the end of a secular bull market. The “Reflation Trade” persists for now as long as the possibility of US fiscal stimulus remains and cyclical data continue to show signs of improvement. We maintain a positive outlook on emerging markets while recognizing that an unexpected slowdown in the US or other developed markets would have real and immediate implication for Emerging Markets (‘‘EM’’) broadly. We remain vigilant in this low volatility environment and are focused on monitoring cyclical data and relative valuations across asset classes.

26	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	3.88%	7.23%	4.87%	3.97%	5.52%
AllianzGI Global Allocation Fund Class A (adjusted)	–1.83%	1.33%	3.69%	3.38%	5.19%
AllianzGI Global Allocation Fund Class C	3.55%	6.37%	4.10%	3.20%	4.73%
AllianzGI Global Allocation Fund Class C (adjusted)	2.55%	5.37%	4.10%	3.20%	4.73%
AllianzGI Global Allocation Fund Class R	3.87%	7.04%	4.70%	3.75%	5.28%
AllianzGI Global Allocation Fund Class P	4.13%	7.60%	5.13%	4.21%	5.75%
AllianzGI Global Allocation Fund Institutional Class	4.09%	7.49%	5.12%	4.31%	5.95%
AllianzGI Global Allocation Fund Class R6	4.10%	7.52%	5.21%	4.40%	6.05%
AllianzGI Global Allocation Fund Administrative Class	3.96%	7.22%	4.88%	4.00%	5.56%
MSCI ACWI	8.18%	15.04%	8.37%	4.00%	5.70%
60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index	3.94%	9.02%	6.09%	4.48%	5.68%
Bloomberg Barclays US Aggregate Bond Index	–2.18%	0.44%	2.34%	4.27%	4.79%
Lipper Alternative Global Macro Funds Average	2.06%	6.41%	2.36%	3.21%	5.30%

† The Fund began operations on September 30,1998. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30,1998.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.56% for Class A shares, 2.33% for Class C shares, 1.76% for Class R shares, 1.26% for Class P shares, 1.35% for Institutional Class shares, 1.26% for Class R6 shares and 1.51% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.03% for Class A shares, 1.80% for Class C shares, 1.23% for Class R shares, 0.83% for Class P shares, 0.83% for Institutional Class shares, 0.73% for Class R6 shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Fund Allocation (as of March 31, 2017)

AllianzGI Best Styles Global Equity	42.9%
AllianzGI Advanced Core Bond	24.5%
AllianzGI Best Styles Global Managed Volatility	10.6%
AllianzGI International Growth	5.5%
AllianzGI Emerging Markets Debt	4.3%
PIMCO Broad U.S. TIPS Index	2.0%
AllianzGI Structured Return	1.6%
AllianzGI Emerging Markets Small-Cap	1.2%
Other	1.8%
Cash & Equivalents — Net	5.6%

Semiannual Report	| March 31, 2017	27

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,038.80	$1,035.50	$1,038.70	$1,041.30	$1,040.90	$1,041.00	$1,039.60
Expenses Paid During Period	$3.05	$6.85	$4.02	$1.48	$1.93	$1.43	$2.70

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,021.94	$1,018.20	$1,020.99	$1,023.49	$1,023.04	$1,023.54	$1,022.29
Expenses Paid During Period	$3.02	$6.79	$3.98	$1.46	$1.92	$1.41	$2.67

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.60% for Class A, 1.35% for Class C, 0.79% for Class R, 0.29% for Class P, 0.38% for Institutional Class, 0.28% for Class R6 and 0.53% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

28	March 31, 2017 |	Semiannual Report

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Semiannual Report	| March 31, 2017	29

Unaudited

AllianzGI Global Megatrends Fund

For the period of October 1, 2016 through March 31, 2017, as provided by John Schroer, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (‘‘NAV’’) of the AllianzGI Global Megatrends Fund (the “Fund”) returned 3.24%, underperforming the MSCI ACWI (the “benchmark”), which returned 8.18%.

Market Overview

Global equities rallied strongly over the six-month period, with indices in the US and UK breaking previous record highs while many other markets reached multi-month peaks. In general, developed equity markets outperformed emerging markets, with Japan leading the advance as a weaker yen lifted prospects for the country’s exporters. In terms of sectors, financials delivered robust returns amid expectations that interest rates would rise faster than expected as a result of President Trump’s policies. Other growth-oriented sectors also performed well.

The period was characterized by gradually improving economic growth and rising inflation. The US Federal Reserve (the ‘‘Fed’’) raised US interest rates in December 2016 and March 2017 with expectations for at least two additional rate hikes in 2017. In contrast, in December 2016 the European Central Bank (‘‘ECB’’) extended its bond-buying program until at least the end of 2017, but reduced the size of its monthly bond purchases. Subsequently, rising inflation in the first quarter of 2017 led to speculation that the ECB would need to wind down these measures, with President Mario Draghi noting that battle against deflation had now been won. The Bank of England and Bank of Japan left monetary policy unchanged.

Portfolio Overview

The Fund is a thematic portfolio made up of five approximately equally weighted strategies or “sleeves”, providing exposure to technology, health sciences, global water, the emerging markets consumer, and global natural resources. The Fund underperformed its benchmark, as four out of its five sleeves trailed the broad global equity market.

The Technology sleeve posted strong double digits gains during the period and outperformed the benchmark. Technology stocks led the global equity rally, despite some weakness during the fourth quarter of 2016. Both the emerging market consumer and health sciences sleeves also posted positive returns during the period, however results trailed the benchmark.

The global water and global natural resources sleeves slid into negative territory. While water related securities performed well during the first quarter of 2017, performance suffered during the fourth quarter of 2016. This was due in part to the market’s reaction to a profit warning issued by one of its holdings. The global natural resources sleeve suffered from the drop in oil prices and the subsequent pull back in energy related stocks.

Outlook

Given the recent strong performance run in global equities in both developed and emerging markets, we believe that investors should not be surprised to see a near term pull back. However, we predict the prospect for solid first quarter earnings releases in the US in particular, where the Fund has its greatest exposure, remains a positive backdrop.

Equity market behavior has been heavily influenced by macroeconomic and political headlines, and recently the focus has shifted to geopolitical risks. Still, we believe fundamentals ultimately matter to share price performance. We believe that it is important to discern the difference between short term shifts in sentiment and actual changes in company fundamentals that could impact stock prices over the longer term.

We expect that rapid technological innovation, developments in healthcare and global energy, the emerging consumer class in developing economies and the increasing scarcity of clean water will remain powerful secular themes. In each segment of the Fund, we strive to find companies with under-appreciated company specific and industry fundamentals that can add value for our investors over the long-term, despite short-term market gyrations.

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI Global Megatrends Fund Class A	3.24%	15.14%	4.05%
AllianzGI Global Megatrends Fund Class A (adjusted)	–2.44%	8.81%	1.36%
AllianzGI Global Megatrends Fund Class P	3.31%	15.28%	4.23%
AllianzGI Global Megatrends Fund Institutional Class	3.38%	15.42%	4.33%
MSCI ACWI	8.18%	15.04%	5.97%
Lipper Global Multi-Cap Core Funds Average	7.52%	13.83%	5.84%

† The Fund began operations on February 2, 2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2015.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 6.57% for Class A shares, 6.25% for Class P shares and 6.07% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 1.15% for Class P shares and 1.05% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

30	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Global Megatrends Fund (cont’d)

Cumulative Returns Through March 31, 2017

Fund Allocation (as of March 31, 2017)

AllianzGI Technology	20.5%
AllianzGI Emerging Markets Consumer	19.3%
AllianzGI Health Sciences	19.1%
AllianzGI Global Natural Resources	18.1%
AllianzGI Global Water	17.4%
Cash & Equivalents — Net	5.6%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,032.40	$1,033.10	$1,033.80
Expenses Paid During Period	$0.86	$0.10	$—

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,024.08	$1,024.83	$1,024.93
Expenses Paid During Period	$0.86	$0.10	$—

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.17% for Class A, 0.02% for Class P and 0.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

Semiannual Report	| March 31, 2017	31

Unaudited

AllianzGI Best Styles Emerging Markets Equity Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (‘‘NAV’’) of the AllianzGI Best Styles Emerging Markets Equity Fund (the “Fund”) returned 6.42%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 6.80%.

Market Overview

Emerging market equities rallied over 2016. For much of the period, they were supported by higher commodity prices and a weakening US dollar, although they retreated in the fourth quarter of the year as Donald Trump’s victory in the US election boosted the US dollar, raised fears of higher US interest rates and increased concerns over more protectionist policies. All three regions gained Q2-Q4, with Eastern Europe leading the advance, followed by Latin America and then Asia. Emerging market equities delivered double digit returns over the first quarter, outperforming their more developed counterparts amid signs of stronger global growth and a weaker US dollar.

Portfolio Review

The Best Styles strategies implement a well-diversified blend of the five long-term successful investment styles that includes value, momentum, earnings revisions, growth and quality. Over the trailing 12 months, the value style outperformed the benchmark by approximately 11%, delivering a rebound in relative performance after having been mostly stagnant since 2009. The majority of the performance came in the second half of 2016. Momentum and revisions were also positive, with stable growth and quality lagging.

The Best Styles strategy has only moderate leeway for sector allocation with a maximum deviation of 3% vs. the benchmark for active sector weightings. The overall contribution from active sector allocation was positive. Consumer discretionary and consumer staples delivered a combined 65 basis points of outperformance while energy detracted 17 basis points.

Best Styles holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Individual stocks contributed positively during the period. Information technology stocks contributed a strong 200+ basis points of outperformance, led by Samsung. Financial stocks were also strong with Banco de Brasil leading the way. Material stocks were the only significant detractor at -70 basis points, with Vale subtracting 42 basis points.

Outlook

We expect that Best Styles will continue to be overweight in stocks with attractive valuation and stocks with positive momentum and positive revisions, in line with the longer term strategic investment style mix.

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles Emerging Markets Equity Fund Class A	6.42%	18.28%	2.52%
AllianzGI Best Styles Emerging Markets Equity Fund Class A (adjusted)	0.57%	11.78%	0.03%
AllianzGI Best Styles Emerging Markets Equity Fund Class C	5.95%	17.37%	1.74%
AllianzGI Best Styles Emerging Markets Equity Fund Class C (adjusted)	4.96%	16.37%	1.74%
AllianzGI Best Styles Emerging Markets Equity Fund Class P	6.46%	18.41%	2.68%
AllianzGI Best Styles Emerging Markets Equity Fund Institutional Class	6.57%	18.63%	2.79%
AllianzGI Best Styles Emerging Markets Equity Fund Class R6	6.57%	18.74%	2.89%
MSCI Emerging Markets Index	6.80%	17.21%	1.98%
Lipper Emerging Markets Funds Average	5.66%	16.23%	–0.51%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 4.30% for Class A shares, 5.13% for Class C shares, 3.65% for Class P shares, 3.66% for Institutional Class shares and 3.73% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 0.85% for Class A shares, 1.60% for Class C shares, 0.70% for Class P shares, 0.60% for Institutional Class shares and 0.60% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

32	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Best Styles Emerging Markets Equity Fund (cont’d)

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

China	30.1%
Korea (Republic of)	12.8%
Taiwan	12.7%
Brazil	8.9%
South Africa	3.9%
Thailand	2.9%
Russian Federation	2.7%
Malaysia	2.4%
Other	9.5%
Cash & Equivalents — Net	14.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,064.20	$1,059.50	$1,064.60	$1,065.70	$1,065.70
Expenses Paid During Period	$4.68	$8.57	$3.96	$3.19	$3.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,020.39	$1,016.60	$1,021.09	$1,021.84	$1,021.94
Expenses Paid During Period	$4.58	$8.40	$3.88	$3.13	$3.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.91% for Class A, 1.67% for Class C, 0.77% for Class P, 0.62% for Institutional Class and 0.60% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

Semiannual Report	| March 31, 2017	33

Unaudited

AllianzGI Best Styles Global Equity Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (‘‘NAV’’) of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned 9.50%, outperforming the MSCI ACWI (the “benchmark”), which returned 8.18%.

Market Overview

Global equities closed 2016 with strong returns, despite suffering the worst start to a year in decades, as renewed fears about a slowdown in China and further declines in oil prices led to a significant sell-off in the first six weeks of 2016. Having recouped these losses, the UK’s unexpected vote in favor of leaving the EU led to another bout of weakness in late June. Shares prices recovered once more, ending the year with a Trump-inspired rally amid hopes of tax cuts and a more pro-growth policy stance. Global equities rallied over the first three months of 2017, buoyed by signs of strengthening growth and optimism over company earnings, although the rally faded towards the quarter end. In terms of monetary policy, the European Central Bank (“ECB”) and Bank of Japan continued with their easing policy, while the US Federal Reserve (the ‘‘Fed’’) raised interest rates in December by 25 basis points and then again in Q1 2017 by another 25 basis points, reflecting an improving macro-economic environment in the US.

Portfolio Review

The Best Styles strategies implement a well-diversified blend of the five long-term successful investment styles that include value, momentum, earnings revisions, growth and quality. Over the trailing 12 months, the value style outperformed the benchmark by approximately 8%, delivering a rebound in relative performance after having been mostly stagnant since 2009. The majority of the performance came in the second half of 2016. The other four investment styles had negative relative performance.

The Best Styles strategy has only moderate leeway for sector allocation with a maximum deviation of 3% vs. the benchmark for active sector weightings. The overall contribution from active sector allocation was neutral. Consumer discretionary was the largest relative contributor at +29 basis points, while the utilities allocation detracted 15 basis points. Country allocation effect was also neutral with no attribution of note.

Best Styles holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Individual stocks contributed negatively during the period. Information technology stocks were the best performers, led by Activision Blizzard and Samsung, adding a combined 33 basis points of relative performance. Consumer discretionary stocks detracted 73 basis points of versus the benchmark, led by Amazon at -13 basis points.

Outlook

We expect that Best Styles will continue to be overweight in stocks with attractive valuations and stocks with positive momentum and revisions, in line with the longer term strategic investment style mix.

34	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles Global Equity Fund Class A	9.50%	13.50%	5.93%
AllianzGI Best Styles Global Equity Fund Class A (adjusted)	3.48%	7.25%	4.14%
AllianzGI Best Styles Global Equity Fund Class C	9.34%	12.93%	5.21%
AllianzGI Best Styles Global Equity Fund Class C (adjusted)	8.34%	11.93%	5.21%
AllianzGI Best Styles Global Equity Fund Class P	9.75%	13.87%	6.15%
AllianzGI Best Styles Global Equity Fund Institutional Class	9.81%	13.88%	6.23%
AllianzGI Best Styles Global Equity Fund Class R6	9.85%	14.04%	6.33%
MSCI ACWI	8.18%	15.04%	5.59%
Lipper Global Multi-Cap Value Average	9.43%	14.94%	4.12%

† The Fund began operations on December 2, 2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2013.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 0.79% for Class A shares, 1.49% for Class C shares, 0.62% for Class P shares, 0.51% for Institutional Class shares and 0.49% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Funds expense ratios net of this reduction are 0.70% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.40% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

United States	50.7%
United Kingdom	6.1%
Japan	5.2%
Canada	4.9%
China	4.8%
France	4.3%
Germany	3.1%
Korea (Republic of)	2.9%
Other	16.3%
Cash & Equivalents —Net	1.7%

Semiannual Report	| March 31, 2017	35

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,095.00	$1,093.40	$1,097.50	$1,098.10	$1,098.50
Expenses Paid During Period	$3.92	$7.25	$2.98	$2.30	$2.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,021.19	$1,018.00	$1,022.09	$1,022.74	$1,022.94
Expenses Paid During Period	$3.78	$6.99	$2.87	$2.22	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.75% for Class A, 1.39% for Class C, 0.57% for Class P, 0.44% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

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Semiannual Report	| March 31, 2017	37

Unaudited

AllianzGI Best Styles International Equity Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (‘‘NAV’’) of the AllianzGI Best Styles International Equity Fund (the “Fund”) returned 8.11%, outperforming the MSCI EAFE Index (the “benchmark”), which returned 6.48%.

Market Overview

European equities ended a volatile year with moderate gains (in EUR terms). Losses in the first half of the year were offset by gains in latter half when the weak euro helped to lift the outlook for the region’s exporters. However, political tensions continue to weigh on equity markets in Europe with peripheral markets, such as Italy and Ireland, suffering losses, while core markets, like France and Germany, rallied. Returns in Italy were affected by continued issues with the country’s banks, while Ireland suffered due to its close economic links with the EU. European equities continued to rally into 2017, reaching 15-month highs amid signs of strengthening growth. In addition, the election result in the Netherlands helped diffuse some of the political uncertainty that had previously weighed on sentiment. Japanese equities rebounded in the closing months of the year, boosted by a sharp fall in the yen versus the US dollar following the US presidential election, and by stimulus measures from both the government and the Bank of Japan. Japanese equities were essentially flat however, in the first quarter of 2017.

Portfolio Review

The Best Styles strategies implement a well-diversified blend of the five long-term successful investment styles that include value, momentum, earnings revisions, growth and quality. Over the trailing 12 months, the value style outperformed the benchmark by approximately 8%, delivering a rebound in relative performance after having been mostly stagnant since 2009. The majority of the performance came in the second half of 2016. Japanese value stocks outperformed by 10% and European value stocks by 7%. The other four investment styles had negative relative performance.

The Best Styles strategy has only moderate leeway for sector allocation with a maximum deviation of 3% vs. the benchmark for active sector weightings. The overall contribution from active sector allocation was positive. Telecom was the largest relative contributor at +21 basis points, while there were no significant detractors from a sector context. Country allocation effect was also neutral with no attribution of note except Austria, which contributed +19 basis points of relative performance.

Best Styles holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Individual stocks contributed negatively during the period. Consumer staples and materials stocks were particularly strong, contributing an approximately combined 200 basis points of outperformance. However, this was offset by consumer discretionary and industrials holdings, which essentially detracted the same amount at -170 basis points, led by Easyjet at -21 basis points.

Outlook

We expect that Best Styles will continue to be overweight in stocks with attractive valuation and stocks with positive momentum and revisions, in line with the longer term strategic investment style mix.

38	March 31, 2017 |	Semiannual Report

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AllianzGI Best Styles International Equity Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles International Equity Fund Class A	8.11%	10.66%	1.73%
AllianzGI Best Styles International Equity Fund Class A (adjusted)	2.16%	4.57%	–0.73%
AllianzGI Best Styles International Equity Fund Class C	7.70%	9.87%	0.98%
AllianzGI Best Styles International Equity Fund Class C (adjusted)	6.72%	8.87%	0.98%
AllianzGI Best Styles International Equity Fund Class P	8.23%	10.80%	1.89%
AllianzGI Best Styles International Equity Fund Institutional Class	8.17%	10.90%	1.97%
AllianzGI Best Styles International Equity Fund R6	8.20%	10.93%	2.05%
MSCI EAFE Index	6.48%	11.67%	2.27%
Lipper International Multi-Cap Value Funds Average	8.07%	13.20%	1.25%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.24% for Class A shares, 2.02% for Class C shares, 0.95% for Class P shares, 1.00% for Institutional Class shares and 0.97% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 0.70% for Class A shares, 1.45% for Class C shares, 0.55% for Class P shares, 0.45% for Institutional Class shares and 0.45% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)
Japan	23.4%
United Kingdom	14.5%
France	9.6%
Germany	9.5%
Switzerland	7.2%
Australia	6.4%
Hong Kong	3.7%
Italy	3.3%
Other	19.2%
Cash & Equivalents — Net	3.2%

Semiannual Report	| March 31, 2017	39

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,081.10	$1,077.00	$1,082.30	$1,081.70	$1,082.00
Expenses Paid During Period	$4.00	$7.87	$3.22	$2.70	$2.39

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,021.09	$1,017.35	$1,021.84	$1,022.34	$1,022.64
Expenses Paid During Period	$3.88	$7.64	$3.13	$2.62	$2.32

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.77% for Class A, 1.52% for Class C, 0.62% for Class P, 0.52% for Institutional Class and 0.46% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI Best Styles U.S. Equity Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Christian McCormick, Senior Product Specialist.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Best Styles U.S. Equity Fund (the “Fund”) returned 10.63%, outperforming the S&P 500 Index (the “benchmark”), which returned 10.12%.

Market Overview

The benchmark touched a series of fresh highs after Donald Trump’s surprise presidential election victory raised hopes that corporate profit margins would be boosted by tax cuts and a greater focus on growth. While smaller companies, which tend to be more exposed to the domestic economy, underperformed their larger counterparts at the start of 2016, they later surged on hopes that the new administration would introduce higher infrastructure spending and other measures aimed at boosting the US economy. US equities posted their strongest quarterly gain in four years to start 2017. Shares were bolstered by signs of improving economic momentum, optimism over company earnings and by hopes that the new administration would introduce tax and regulatory reform. However, the rally appeared to fade towards the quarter end amid concerns about President Trump’s ability to implement his election promises. As widely expected, in March the US Federal Reserve (the “Fed”) raised interest rates by 25 basis points to a range of 0.75% to 1.0%. However, the US central bank did not change its “dot plot” projections of interest rates in 2017 and 2018, allaying concerns that it would be more aggressive in raising rates compared to its earlier forecast of two further rate rises this year.

Portfolio Review

The Best Styles strategies implement a well-diversified blend of the five long-term successful investment styles that include value, momentum, earnings revisions, growth and quality. Over the trailing 12 months, the value style outperformed the benchmark by approximately 5%, delivering a rebound in relative performance after having been mostly stagnant since 2009. The majority of the performance came in the second half of 2016. The other four investment styles had negative relative performance.

The Best Styles strategy has only moderate leeway for sector allocation with a maximum deviation of 3% vs. the benchmark for active sector weightings. The overall contribution from active sector allocation was positive. Information technology was the largest relative contributor at +49 basis points, but the financial sector was a significant detractor at -78 basis points. The financial sector was the top performer during the period and the Fund held an average underweight.

Best Styles holds a broad number of stocks to implement a well-diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Individual stocks contributed negatively during the period. Consumer staples and healthcare stocks were the best performers, led by Coca Cola and Bristol Myers Squibb, adding a combined 17 basis points of relative performance. Consumer discretionary and energy stocks detracted an aggregate of 175 basis points versus the benchmark.

Outlook

We expect that Best Styles will continue to be overweight in stocks with attractive valuation and stocks with positive momentum and positive revisions, in line with the longer term strategic investment style mix.

42	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles U.S. Equity Fund Class A	10.63%	15.86%	6.61%
AllianzGI Best Styles U.S. Equity Fund Class A (adjusted)	4.55%	9.48%	4.05%
AllianzGI Best Styles U.S. Equity Fund Class C	10.26%	15.03%	5.83%
AllianzGI Best Styles U.S. Equity Fund Class C (adjusted)	9.26%	14.03%	5.83%
AllianzGI Best Styles U.S. Equity Fund Class P	10.77%	16.10%	6.75%
AllianzGI Best Styles U.S. Equity Fund Institutional Class	10.76%	16.16%	6.88%
AllianzGI Best Styles U.S. Equity Fund Class R6	10.87%	16.26%	6.98%
S&P 500 Index	10.12%	17.17%	8.49%
Lipper Multi-Cap Core Funds Average	9.50%	15.84%	5.79%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 0.93% for Class A shares, 1.61% for Class C shares, 0.70% for Class P shares, 0.73% for Institutional Class shares and 0.61% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 0.65% for Class A shares, 1.40% for Class C shares, 0.50% for Class P shares, 0.50% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Industry Allocation (as of March 31, 2017)

Semiconductors & Semiconductor Equipment	6.6%
Oil, Gas & Consumable Fuels	5.4%
Technology Hardware, Storage & Peripherals	5.4%
Banks	5.4%
Pharmaceuticals	4.7%
Health Care Equipment & Supplies	4.5%
Internet Software & Services	4.2%
Health Care Providers & Services	3.9%
Other	59.8%
Cash & Equivalents — Net	0.1%

Semiannual Report	| March 31, 2017	43

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,106.30	$1,102.60	$1,107.70	$1,107.60	$1,108.70
Expenses Paid During Period	$3.68	$7.65	$3.00	$2.63	$2.10

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,021.44	$1,017.65	$1,022.09	$1,022.44	$1,022.94
Expenses Paid During Period	$3.53	$7.34	$2.87	$2.52	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.70% for Class A, 1.46% for Class C, 0.57% for Class P, 0.50% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI Convertible Fund

For the period of October 1, 2016, through March 31, 2017, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Convertible Fund (the “Fund”) returned 5.74%, underperforming the BofA Merrill Lynch US Convertibles Index (the “benchmark”), which returned 7.51%.

Market Overview

The convertible market’s upward trajectory in 2016 continued into the fourth quarter. In contrast to 2016’s start to the year, the outset of 2017 began on much firmer footing.

Several factors influenced convertibles throughout the period, including constructive economic trends, corporate health, the US Federal Reserve (the “Fed”) rate decision and outlook, US elections and the new administration’s pro-growth agenda, sustained appetite for risk assets, and commodity price strength.

In the US, positive economic reports outnumbered weaker releases, indicating ongoing growth and supporting the market’s advance. Overall, the trend in economic data reinforced the favorable credit conditions for convertible bonds.

Operating performance for most convertible issuers met or exceeded expectations. According to Thomson Reuters I/B/E/S, of the companies in the S&P 500 Index, the majority reported earnings that were above analyst expectations. We believe these statistics provide additional proof of the underlying fundamental strength of the convertible-bond market.

The convertible market responded positively to the Fed’s rate decisions and commentary. The central bank hiked the Fed funds rate a quarter point in both December 2016 and in March 2017. On balance, a Fed that did not deviate from its gradual approach toward policy adjustments, and a highly accommodative environment outside the US, continued to help support the performance of risk assets.

The unexpected election of Donald Trump triggered a rotation into risk assets that persisted throughout the reporting period. Investor appetite centered on optimism around the President’s pro-growth agenda and anticipation of a more favorable corporate earnings backdrop predicated on positive tax reform, decreased regulation, and increased fiscal spending.

This sentiment was also evident at the sub-asset class level and resulted in performance dispersion among the different convertible bond structures. For example, equity-like convertibles outperformed total-return convertibles, which outperformed bond-like or busted convertibles.

Finally, improving industry dynamics helped lift the price of crude oil and aided in the stabilization of other commodity prices. These developments had a positive impact on many energy and materials companies.

Portfolio Review

The Fund gained along with the market for the six-month period, but performance lagged the benchmark return.

The attribution for the period included several positive single-name performers from a variety of industries. The majority of the portfolio’s issuers exceeded earnings expectations, which contributed to absolute performance during the period.

Sector allocations that helped relative performance in the period included financials, telecommunications and utilities. In both financials and utilities, an underweight had a positive impact on relative performance. In the telecommunications industry, issue selection was the source of strength.

The sector allocations that hurt relative performance during the period included technology, healthcare, and materials. In technology, an overweight was beneficial, but the positive impact was more than offset by issue selection. An overweight and a lower relative return detracted in healthcare. In materials, the Fund exhibited negative issue selection.

Outlook

Currently, US equity markets continue to record new all-time highs, volatility is near all-time lows and interest rates are trending higher on an improving economic outlook. Historically, these factors have been positive indicators for both economic and corporate earnings growth and supportive of investments in risk assets.

Further, we predict redemptions and maturities should decline over the next couple of years and if new issuance remains steady compared to the last couple of years, we believe the convertible market could grow significantly. We expect this would likely improve sector diversification as well as provide more balanced convertible opportunities.

46	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	5.74%	14.34%	8.13%	7.46%	9.85%
AllianzGI Convertible Fund Class A (adjusted)	–0.07%	8.05%	6.91%	6.85%	9.59%
AllianzGI Convertible Fund Class C	5.42%	13.57%	7.35%	6.68%	9.04%
AllianzGI Convertible Fund Class C (adjusted)	4.42%	12.57%	7.35%	6.68%	9.04%
AllianzGI Convertible Fund Class R	5.53%	13.81%	7.69%	7.11%	9.54%
AllianzGI Convertible Fund Class P	5.93%	14.65%	8.39%	7.70%	10.09%
AllianzGI Convertible Fund Institutional Class	5.98%	14.75%	8.49%	7.80%	10.19%
AllianzGI Convertible Fund Administrative Class	5.84%	14.48%	8.22%	7.51%	9.87%
BofA Merrill Lynch US Convertibles Index	7.51%	18.12%	9.97%	6.73%	8.23%
Lipper Convertible Securities Funds Average	5.53%	14.65%	7.16%	5.03%	7.26%

† The Fund began operations on April 19,1993. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30,1993.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s expense ratios are 0.99% for Class A shares, 1.71% for Class C shares, 1.43% for Class R shares, 0.73% for Class P shares, 0.67% for Institutional Class shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Industry Allocation (as of March 31, 2017)

Semiconductors	15.7%
Oil, Gas & Consumable Fuels	8.4%
Media	7.3%
Software	6.8%
Internet	5.8%
Healthcare-Products	5.8%
Pharmaceuticals	5.4%
Commercial Services	5.2%
Other	35.8%
Cash & Equivalents — Net	3.8%

Semiannual Report	| March 31, 2017	47

S&P Ratings* (as of March 31, 2017)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,057.40	$1,054.20	$1,055.30	$1,059.30	$1,059.80	$1,058.40
Expenses Paid During Period	$5.33	$8.86	$7.58	$3.85	$3.49	$4.67

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,019.75	$1,016.31	$1,017.55	$1,021.19	$1,021.54	$1,020.39
Expenses Paid During Period	$5.24	$8.70	$7.44	$3.78	$3.43	$4.58

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.04% for Class A, 1.73% for Class C, 1.48% for Class R, 0.75% for Class P, 0.68% for Institutional Class and 0.91% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

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Semiannual Report	| March 31, 2017	49

Unaudited

AllianzGI Emerging Markets Consumer Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Lu Yu, CFA, CIPM, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Consumer Fund (the “Fund”) returned 5.02%, underperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 6.80%.

Market Overview

During the reporting period, the macroeconomic environment continued to improve following a rebound in emerging market shares which began in early 2016, with positive sentiment driving investor flows to the asset class.

Initially, the benchmark was modestly positive in October 2016 as investors gravitated toward the attractive growth and valuation mix offered by emerging market shares. The unforeseen victory of President Trump in the November 2016 elections led market participants to telegraph a stronger US dollar, a greater likelihood of federal interest rate hikes, and concerns of more protectionist policies, which could slow growth in emerging markets. The rally was back on track with four consecutive monthly benchmark gains from December 2016 through March 2017, as emerging markets collectively outpaced their developed market peers due to robust growth expectations and currency strength.

During the reporting period, 18 of 23 emerging market countries advanced in terms of USD performance, led by double-digit gains in Poland, Chile, Russia and Brazil. Conversely, Egypt, the Philippines and Turkey were among the decliners due in part to country-specific geopolitical volatility. Sector performance for the benchmark was broadly higher, led by double-digit returns in materials and energy. Meanwhile, health care, consumer staples and real estate sectors each posted declines for the six-month period.

Portfolio Review

The Fund is strategically focused on local emerging markets consumption while avoiding hard-asset and export-oriented stocks, which do not capture the secular growth of the rising middle class. The Fund trailed the benchmark due primarily to asset allocation decisions, given the exclusion of pro-cyclical stocks, which were among the top performers for the benchmark.

During the reporting period, bottom-up stockpicking in industrials, information technology, telecommunication services and consumer discretionary was decidedly positive in each sector. Conversely, the exclusion of materials and energy - the two top performers for the benchmark - offset results, as did selections in financials and consumer staples. Country results were led by strong stock selection in Russia, followed by South Africa and emerging market-related investments in Japan. Conversely, more conservative stockpicking in Taiwan detracted from results followed by South Korea and China.

Outlook

We firmly believe emerging markets are at the beginning of an unrecognized bull market, with the asset flow and performance pendulum starting to swing back in their favor. In particular, we believe the forward-looking allocation mix targeted towards consumer-related growth in the asset class is likely to attract investors in the coming periods.

We predict that the combination of superior underlying growth rates and an expanding return on equity relative to developed markets, alongside a meaningful reduction in valuation, provides confidence that the turnaround is still in its early stages. Perhaps most importantly, analysts are upgrading earnings expectations in emerging markets for the first time in five years, which we predict is a signal that the market is beginning to give the asset class the certitude it deserves. A silver lining is that emerging market currencies have outperformed their developed market counterparts to begin 2017, providing a tailwind to many investors.

While asset flows have increased in eight of the last nine months, we believe the average investor remains underweight emerging market equities which could translate to future asset flows as the current level of skepticism is replaced with optimism. In addition, we believe the normalized market environment in the beginning of 2017 is increasingly led by idiosyncratic impacts rather than predominately sentiment and macroeconomic influences, which we believe should bode well for our bottom-up, behavioral finance-focused investment process.

50	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI Emerging Markets Consumer Fund Class A	5.02%	17.75%	–1.87%
AllianzGI Emerging Markets Consumer Fund Class A (adjusted)	–0.76%	11.27%	–4.23%
AllianzGI Emerging Markets Consumer Fund Institutional Class	5.23%	18.29%	–1.50%
MSCI Emerging Markets Index	6.80%	17.21%	1.09%
Lipper Emerging Markets Funds Average	5.66%	16.23%	–0.51%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 38.81% for class A shares and 2.00% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.56% for Class A shares and 1.21% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

China	18.9%
Korea (Republic of)	17.9%
Taiwan	12.5%
Russian Federation	6.8%
United States	6.5%
Brazil	6.5%
Hong Kong	6.1%
South Africa	5.1%
Other	17.6%
Cash & Equivalents — Net	2.1%

Semiannual Report	| March 31, 2017	51

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,050.20	$1,052.30
Expenses Paid During Period	$7.92	$6.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,017.20	$1,018.95
Expenses Paid During Period	$7.80	$6.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.55% for Class A and 1.20% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Semiannual Report	| March 31, 2017	53

Unaudited

AllianzGI Emerging Markets Debt Fund

For the period of October 1, 2016 through March 31, 2017, as provided by the AllianzGI Emerging Markets Debt Team.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Debt Fund (the “Fund”) returned 1.82%, outperforming the 40% JPM EMBI Global Diversified, 40% JPM CEMBI Broad Diversified, 20% JPM GBI-EM Diversified (the “benchmark”), which returned 0.55%.

Portfolio Review

Over the reporting period, the emerging markets hard currency sovereign debt universe posted a negative -0.31% return and hard currency corporate debt posted a positive +1.62% return. Relative to the US dollar, emerging markets local currencies saw a benign return of +0.01% for the period. Our weighting in local currencies throughout the reporting period averaged below 5%, but performed well, contributing +25 basis points to the portfolio’s returns. Our more conservative positioning reflected our view that technicals remained challenging in the Local Currencies and Foreign Exchange (“LCFX”) asset class leading up to US elections and through year end.

The net effect of the Trump election led to a –US$13bn knee-jerk outflow in fixed income Emerging Markets (“EM”) through November and the first three weeks of December 2016. Investors had seen healthy returns in 2016, and profit taking in the light of uncertainty was a natural position to take. As 2017 progressed, December’s federal interest rate hike was well absorbed, and optimism about growth stimulus in the US was on the rise. Interest in the emerging market asset class resumed.

The rebound in commodity prices added support, as oil found a new trading range in the $50-60/bbl. range; iron ore (IOE1) gained 54% and copper (HG1) rose 20% during the reporting period. Emerging markets were able to continue decoupling from developed markets and weather a +79 basis points steepening of the 10yr US Treasury yield curve. Sentiment was further supported as Chinese 4Q16 GDP came in at 6.8%, above expectations. Sovereign spreads on the Emerging Markets Bond Index Global Diversified (“EMBIG-D”) tightened by -26 basis points during the period, ending March at a spread of +310 basis points vs. US Treasury (“UST”).

Corporate assets outperformed even sovereigns, with the Corporate Emerging Markets Bond Index Broad Diversified (“CEMBI-BD”) tightening by -55 basis points to close Q117 at a spread of +261 basis points vs. UST (STW), at one point, touching tights not seen since 2007. Investors favored both the lower duration of this asset class and the positive technicals supporting it. Default rates in Emerging Market corporates are forecasted to be at 2.0% in 2017, below that of US High Yield, and there has been significant demand for new issuances, which has hit record pace this year. Even with substantial new issuances (US$120bn thus far, with $315bn forecast by JPMorgan (“JPM”) through year end), forward net issuances through year end is anticipated to be low at $18bn.

Within hard currency sovereigns, the more treasury sensitive investment grade component of the EMBIG-D suffered the brunt of the treasury widening, returning -1.80% during the period, whereas the high yield component benefited from renewed risk appetite and the higher yield cushion, returning +1.36%. On a regional basis, Latin America saw the poorest performance (-1.29%), due in part to concerns about North American Free Trade Agreement (“NAFTA”) trade renegotiations on the back Trump’s anti-trade rhetoric. Venezuela, too, saw an end-of-March wobble, in advance of maturing Petroleos de Venezuela (“PDVSA”) bonds, which were redeemed in April. Our portfolio benefited from owning these bonds. Asia was the next worst performer (-1.09%), similarly impacted by what have proven to be empty threats of labelling China a currency manipulator and other protectionist rhetoric from the US. Higher rated, more treasury sensitive countries in the region also suffered. Europe (-0.02%) was neutral in its contribution, with political issues in Turkey yielding the regions worst performance. Ukraine was the star performer, as its warrants were revalued up +25% by the market. Adding to gains in the region, early hopes that Russia might see more favorable treatment from the incoming US administration yielded the regions second highest returns. Africa (+1.88%), and the Middle East (+5.49%) were both buoyed by Chinese growth, adding to firmness in oil and commodities.

Portfolio Review

Within our portfolio the Corporate strategy produced the greatest alpha (+194 basis points), followed by the Momentum strategy (+50 basis points), the LCFX strategy (+25 basis points), and our Income strategy (+5 basis points). Sovereign holdings underperformed, detracting -26 basis points from returns, as did our Arbitrage strategy, which returned -10 basis points in the reporting period.

Within Corporates, Latin America (LATAM) was the outperformer, adding + 92 basis points of alpha, followed by Central Eastern Europe Middle East and Africa (“CEEMEA”), which returned +66 basis points during the month. Asia returned +36 basis points. Within LATAM, Brazilian commodity related names were the greatest contributors to returns. The only mildly negative performers were investment grade names, Coca-Cola Femsa in Mexico and Banco Santander in Chile, detracting a combined -1 basis points from performance. Oil and commodity credits dominated performance in CEEMEA, as well, with assets in Nigeria, Russia, and Kazakhstan leading the charge. Only a handful of credits in the portfolio saw negative performance, and none saw performance out of the -1 basis points range. Within our Asian holdings, high yielding credits in Indonesia performed best, with Indo Energy Finance, a coal producer, being the top performer.

Portfolio Review

During the reporting period, the Income Strategy contributed modestly to performance, adding +5 basis points of alpha, and our Arbitrage strategy had neutral performance owing to light positioning in a market where rising tides were lifting all boats. Performance from the Momentum strategy was led by holdings in Vedanta Resources plc, the largest mining and non-ferrous metals company in India, which added +35 basis points to returns. Positions in LATAM, spread across Argentina, Colombia, Mexico Guatemala, Trinidad & Tobago and Panama added a further +15 basis points to returns.

Barring the period of outflows and market weakness surrounding the US election cycle, we believe emerging markets have remained on a favorable spread tightening trend. Inflows to fixed income EM remain robust, totaling +$30.0bn. Of that, +$18.7bn has been in hard currency assets and +$11.3bn to local currency. Supply in the hard currency space has been well absorbed, with circa $61bn of sovereign and a record $120bn of corporate issuance coming to market. Net issuance figures were far lower and looking forward to year end, projected new issuance in sovereigns and corporates should total $19bn and $18bn, respectively (source: JPMorgan). We believe investors are now favoring LCFX positions over hard currency assets, given the relatively high carry and investment grade rating of the asset class. Recent inflows to that sub-asset class have been skewed toward non-traditional/ cross-over investors.

54	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

As managers, we were able to capitalize on the distorted valuations stemming from volatility in commodities, elections and other idiosyncratic events impacting valuations in countries such as Brazil, Argentina, Venezuela, Russia and others throughout the reporting period. With the spread tightening following December’s widening, the market has reverted to a 10 year mean on the EMBIG-D sovereign benchmark. The Corporate CEMBI-BD index is currently trading at tights not seen since 2007. While it is hard to argue that there is room for significant spread tightening from here, we believe emerging market assets continue to offer attractive carry in a global environment devoid of yield. At present, growth in emerging markets continues to be roughly double that of developed markets.

Outlook

With markets trading at more ‘fully-priced’ levels, we believe that our flexible investment strategy provides us the greatest opportunities to capture alpha across the sub-asset classes in EM as and when pricing distortions occur. We expect that our strategy’s flexible duration offers protection in a rising rate environment. We believe dynamic management across all regions and sub-asset classes remains key to avoiding idiosyncratic surprises within the 68 countries we follow.

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI Emerging Markets Debt Fund Class A	1.82%	11.68%	3.77%
AllianzGI Emerging Markets Debt Fund Class A (adjusted)	–1.99%	7.49%	2.22%
AllianzGI Emerging Markets Debt Fund Class C	1.45%	10.86%	3.01%
AllianzGI Emerging Markets Debt Fund Class C (adjusted)	0.46%	9.86%	3.01%
AllianzGI Emerging Markets Debt Fund Class P	1.89%	11.85%	3.92%
AllianzGI Emerging Markets Debt Fund Institutional Class	1.97%	12.03%	4.04%
40% JPM EMBI Global Div, 40% JPM CEMBI Broad Div, 20% JPM GBI-EM Div Index	0.55%	8.20%	3.46%
Lipper Emerging Market Hard Currency Debt Funds Average	1.64%	10.52%	3.22%

† The Fund began operations on September 15, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2014.

* Cumulative returns

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.68% for Class A shares, 2.34% for Class C shares, and 1.40% for Class P shares and 1.40% shares for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

Argentina	7.3%
Russian Federation	7.0%
Brazil	5.9%
India	5.8%
Turkey	4.8%
Indonesia	4.7%
Hong Kong	4.4%
China	4.3%
Other	50.2%
Cash & Equivalents — Net	5.6%

Semiannual Report	| March 31, 2017	55

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Moody’s Ratings* (as of March 31, 2017)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,018.20	$1,014.50	$1,018.90	$1,019.70
Expenses Paid During Period	$6.04	$9.79	$5.29	$4.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,018.95	$1,015.21	$1,019.70	$1,020.19
Expenses Paid During Period	$6.04	$9.80	$5.29	$4.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Semiannual Report	| March 31, 2017	57

Unaudited

AllianzGI Emerging Markets Small-Cap Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Jie Wei, CFA, Portfolio Manager

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Emerging Markets Small-Cap Fund (the “Fund”) returned 10.30%, outperforming the MSCI Emerging Markets Small-Cap Index (the “benchmark”), which returned 5.98%.

Market Overview

During the reporting period, the macroeconomic environment continued to improve following a rebound in emerging market shares which began in early 2016, with positive sentiment driving investor flows to the asset class.

Initially, the benchmark was modestly positive in October as investors gravitated toward the attractive growth and valuation mix offered by emerging market shares. The unforeseen victory of President Trump in the November 2016 elections led market participants to telegraph a stronger US dollar, a greater likelihood of federal interest rate hikes, and concerns of more protectionist policies, which could slow growth in emerging markets. The rally was back on track with four consecutive monthly benchmark gains from December 2016 through March 2017, as emerging markets collectively outpaced their developed market peers due to robust growth expectations and currency strength. In this environment, emerging market small-cap equities modestly trailed their large-cap counterparts.

During the reporting period, 15 of the 22 emerging market small-cap countries posted positive results, led by strong gains in Russia, Poland and Greece. Conversely, Egypt, Turkey and United Arab Emirates were among the decliners due in part to country-specific geopolitical volatility. Sector results were broadly positive, led by strong results in energy, utilities, materials and information technology. Meanwhile, health care was the only sector laggard, positing a mid-single-digit decline during the reporting period.

Portfolio Review

The Fund seeks to benefit from the vast inefficiencies in emerging market small-cap equities. During the reporting period, the Fund outpaced the benchmark due to strong bottom-up stock picking.

During the reporting period, stock selection in information technology, energy, and utilities each topped the benchmark by a wide margin, as did the sizable underweight to health care – the worst performer for the benchmark. Conversely, materials and telecommunication services trailed the benchmark due to more conservative selections. Country performance was chiefly led by stock picking in China and South Korea. These results were offset by negative stock picking in India, followed more modest underperformance in the Philippines and Chile.

Outlook

We firmly believe emerging markets are at the beginning of an unrecognized bull market, with the asset flow and performance pendulum starting to swing back in their favor. In particular, We expect the high alpha potential in emerging market small-cap equities is likely to attract investors in the coming periods.

We believe the combination of superior underlying growth rates and an expanding return on equity relative to developed markets, alongside a meaningful reduction in valuation provides confidence that the turnaround is still in its early stages. Perhaps most importantly, analysts are upgrading earnings expectations in emerging markets for the first time in five years, which we predict is a signal that the market is beginning to give the asset class the certitude it deserves. A silver lining is that emerging market currencies have outperformed their developed market counterparts to begin 2017, providing what we expect will be a tailwind to many investors.

While asset flows have increased in eight of the last nine months, we believe the average investor remains underweight emerging market equities which could translate to future asset flows as the current level of skepticism is replaced with optimism. In addition, we believe the normalized market environment in the beginning of 2017 is increasingly led by idiosyncratic impacts rather than predominately sentiment and macroeconomic influences, which should bode well for our bottom-up, behavioral finance-focused investment process.

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI Emerging Markets Small-Cap Fund Class A	10.30%	18.68%	5.43%
AllianzGI Emerging Markets Small-Cap Fund Class A (adjusted)	4.23%	12.15%	2.90%
AllianzGI Emerging Markets Small-Cap Fund Institutuional Class	10.56%	19.04%	5.78%
MSCI Emerging Markets Small-Cap Index	5.98%	14.49%	2.58%
Lipper Emerging Markets Funds Average	5.66%	16.23%	–0.51%

† The Fund began operations on December 1, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 6.71% for Class A shares and 4.61% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.85% for Class A shares and 1.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

58	March 31, 2017 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

China	21.6%
Taiwan	21.0%
Korea (Republic of)	13.2%
India	9.7%
Thailand	4.4%
Turkey	3.9%
Russian Federation	3.9%
Poland	3.8%
Other	16.8%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,103.00	$1,105.60
Expenses Paid During Period	$9.70	$7.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,015.71	$1,017.45
Expenses Paid During Period	$9.30	$7.54

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.85% for Class A and 1.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI Europe Equity Dividend Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Christian McCormick, Senior European Inter-Regional Product Specialist.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Europe Equity Dividend Fund (the “Fund”) returned 3.65%, underperforming the MSCI Europe Index (Net) (the “benchmark”), which returned 7.01%.

Market Overview

Global equities closed 2016 with strong returns, despite suffering the worst start to a year in decades as renewed fears of a slowdown in China and a further decline in oil prices led to a significant sell-off in the first six weeks of 2016. Having recouped these losses, the UK’s unexpected vote in favor of leaving the European Union led to another bout of weakness in late June 2016. Shares prices recovered once more, ending the year with a Trump-inspired rally amid hopes of tax cuts and a more pro-growth policy stance. Global equities rallied over the first three months of 2017, buoyed by signs of strengthening growth and optimism over company earnings, although the rally faded towards the quarter end. In terms of monetary policy, the European Central Bank (“ECB”) and Bank of Japan continued their easing policy, while the US Federal Reserve (the “Fed”) raised rates in December by 25 basis points and then again in the first quarter of 2017 by another 25 basis points, reflecting an improving macro-economic environment in the US.

Portfolio Review

The European Equity Dividend strategy maintains its disciplined two-step philosophy of screening companies based on dividend yields at least 25% higher than the benchmark, and which have a history of paying dividends while increasing the payout ratio. In addition, the Portfolio Manager takes into account current valuations when considering entry and exit points of the European based stocks which meet the dividend criteria.

During the period, the Fund had a positive contribution from sectors, despite being overweight traditional dividend paying sectors such as telecoms and utilities, both of which had negative absolute performance. The overweight to Financials helped, but from a stock selection standpoint this was the Fund’s worst contributor as it was underweight some of the best performing banks, which do not necessarily have high dividend yields. SES Sa, a consumer discretionary stock and the second biggest holding over the period contributed negative 57 basis points to relative performance. Axa, a French insurance company, was the biggest positive holding, contributing a relative 37 basis points.

Country allocation contributed a positive 130 basis points of relative performance. However, stock selection was worse from a country standpoint relative to sectors. Stock selection in Spain and the United Kingdom drove the vast majority of the underperformance. Despite is small allocation, Norwegian stocks were the largest positive contributors.

Outlook

There are currently a number of reasons to have a positive view on European equity markets. Despite numerous headwinds, leading indicators and GDP growth have proven remarkably resilient. Europe is in a much earlier stage of the economic cycle as compared to the US, for example, as indicated by unemployment numbers. With further room for economic recovery and a pickup in global inflation, we believe European company profits might now see the long-awaited turn. Larger parts of the European equity markets remain amongst those parts of the global markets with the lowest valuations. Current investor positioning toward the region appears overly bearish. We believe Europe to be the most attractive region for income oriented investors.

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AllianzGI Europe Equity Dividend Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI Europe Equity Dividend Fund Class A	3.65%	6.49%	0.85%
AllianzGI Europe Equity Dividend Fund Class A (adjusted)	–2.05%	0.63%	–1.76%
AllianzGI Europe Equity Dividend Fund Class C	3.23%	5.62%	0.10%
AllianzGI Europe Equity Dividend Fund Class C (adjusted)	2.23%	4.62%	0.10%
AllianzGI Europe Equity Dividend Fund Class P	3.71%	6.57%	0.98%
AllianzGI Europe Equity Dividend Fund Institutional Class	3.84%	6.77%	1.12%
MSCI Europe Index (Net)	7.01%	9.76%	1.52%
Lipper International Equity Income Average	4.80%	10.36%	1.66%

† The Fund began operations on February 2, 2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2015.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 9.51% for Class A shares, 10.14% for Class C shares, 9.11% for Class P shares and 9.07% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

United Kingdom	27.8%
France	19.4%
Germany	15.4%
Spain	12.0%
Netherlands	6.8%
Norway	5.0%
Switzerland	3.9%
Italy	2.6%
Other	4.5%
Cash & Equivalents — Net	2.6%

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AllianzGI Europe Equity Dividend Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,036.50	$1,032.30	$1,037.10	$1,038.40
Expenses Paid During Period	$6.35	$10.23	$5.59	$5.08

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,018.70	$1,014.86	$1,019.45	$1,019.95
Expenses Paid During Period	$6.29	$10.15	$5.54	$5.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.02% for Class C, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI Global Dynamic Allocation Fund

For the period of October 1, 2016 through March 31, 2017, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Global Dynamic Allocation Fund (the “Fund”) returned 3.88%, underperforming the 60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index (the “benchmark”), which returned 3.94%.

Market Overview

For the six month period ending March 31, 2017, markets were dominated by the surprising outcome of the US presidential election relative to prevailing market expectations. The Trump victory ushered in a period of uncertainty regarding the magnitude and timing of future policy changes at the same time that it seemed to instill general optimism in market participants. The theme of reflation against the backdrop of supportive fiscal policy and stronger consumer demand percolated through markets for the period.

Throughout the first quarter, risk assets continued to outperform in a low volatility environment despite significant policy setbacks (including the failure to pass healthcare reform) and continued uncertainty about the future of US domestic and foreign policy. Moreover, global risk assets rallied in the context of the US Federal Reserve (the “Fed”) hiking interest rates by 50 basis points in the period. Tighter Fed policy signaled a new regime of tighter global monetary policy in the future (even though the European Central Bank and Bank of Japan reiterated their current commitments to accommodative policies).

During the period, US stocks rallied in the aftermath of the election and continued to gain throughout the first quarter with US Small Cap stocks in particular leading the way: The Russell 2000 Index gained 11.5% and the Russell 2000 Value Index gained 13.9% outpacing larger stocks, which gained 10.1%, as measured by the Russell 1000 Index.

Global growth remained healthy as fundamental macro-economic data continued to either match or outperform economists’ expectations. During the first quarter, the gap between hard data and soft data, as measured by surveys of purchasing managers and consumers, widened substantially, revealing that much of what underpinned the rally in risk assets was associated with future expectations (as opposed to the current economic environment alone).

Optimistic assessments of global growth affected both developed and emerging markets: In broad terms, the MSCI All Country World Index returned 8.2%, only slightly outpacing Emerging Markets, which returned 6.8%. Better economic data helped boost European equities for the period, despite persistent uncertainties about key elections in 2017 (in the Netherlands, France and Germany). For the period, the best performing stock markets were Spain and Italy, which returned 17.3% and 17.6% respectively (MSCI country indexes in USD).

Global Bonds declined for the period with the Bloomberg Barclays Global Aggregate Bond Index losing 5.4%. The long end of the US curve had the worst performance as long Treasuries (20+ years) lost 10.9% in the period due in part to a sharp initial increase in inflation expectations and a spike in yields. While the 10-year yield on US Treasuries initially increased by about 75 basis points from the election through mid-December, it remained relatively range bound for most of the first quarter, making US Treasuries one of the worst performing asset classes for the period. The Bloomberg Barclays US Aggregate Bond Index lost 2.2% for the period. Within fixed income, US High Yield was the best performer. Globally, Emerging Market hard currency debt outperformed developed market government bonds. Commodities, most notably precious metals and gold, were among the worst performing asset classes in the period.

Portfolio Review

Overweights to global equities provided a tailwind to performance during the period, particularly in North America. Both allocation and selection effects contributed within North American equity exposure, as US equities experienced strong performance following the US presidential election. Conversely, allocation effects within emerging market equities detracted during the six-month period, as the asset class experienced volatile returns following the US election before rallying over the first quarter.

From an investment perspective, we maintain our underweight position in US government bonds (duration weighted) and an overweight to global equities including Emerging Markets, against a backdrop of favorable trend and fundamental views across risk assets.

Outlook

Looking ahead, we expect that global inflation will continue to steadily rise, partly attributable to firmer commodity prices and narrowing output gaps throughout developed markets. Emerging markets are expected to continue to post solid growth in the near term, providing opportunities for much needed structural reforms that will ultimately contribute to longer term stability. The global economy will likely continue to benefit from debt-financed growth for the foreseeable future on the back of leveraged households and businesses. We expect monetary policy to continue to tighten in the US, albeit at a slow and measured pace, while global central bank liquidity will remain abundant at least through 2018.

However, risks abound, including increased political risks, most notably in Europe in light of the busy election calendar, but also in key emerging markets. In addition, charged rhetoric about protectionism and zero-sum interactions threaten to undermine longstanding commitments to global trade in goods and financial assets. Finally, risks related to inflated expectations on the part of market participants as well as market complacency may potentially intensify should stocks reverse their recent rally.

As of the end of the period, we remain overweight risk assets and underweight most sovereign bonds with the idea in mind that sovereigns are nearing the end of a secular bull market. The “Reflation Trade” persists for now as long as the possibility of US fiscal stimulus remains and cyclical data continue to show signs of improvement. We maintain a positive outlook on emerging markets while recognizing that an unexpected slowdown in the US or other developed markets would have real and immediate implication for emerging markets broadly. We remain vigilant in this low volatility environment and are focused on monitoring cyclical data and relative valuations across asset classes.

Certain changes to the Fund’s investment strategy and portfolio management team became effective on October 1, 2016. Please see the prospectus for complete details.

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AllianzGI Global Dynamic Allocation Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Global Dynamic Allocation Fund Class A	3.88%	7.70%	4.81%	9.66%
AllianzGI Global Dynamic Allocation Fund Class A (adjusted)	–1.84%	1.77%	3.63%	8.88%
AllianzGI Global Dynamic Allocation Fund Class C	3.44%	6.81%	4.00%	8.84%
AllianzGI Global Dynamic Allocation Fund Class C (adjusted)	2.44%	5.81%	4.00%	8.84%
AllianzGI Global Dynamic Allocation Fund Class R	3.68%	7.39%	4.55%	9.40%
AllianzGI Global Dynamic Allocation Fund Class P	3.91%	7.85%	4.97%	9.86%
AllianzGI Global Dynamic Allocation Fund Institutional Class	3.99%	7.98%	5.09%	9.97%
AllianzGI Global Dynamic Allocation Fund Class R6	4.08%	8.14%	5.21%	10.09%
AllianzGI Global Dynamic Allocation Fund Administrative Class	3.81%	7.69%	4.82%	9.70%
MSCI ACWI	8.18%	15.04%	8.37%	11.72%
Bloomberg Barclays US Aggregate Bond Index	–2.18%	0.44%	2.34%	3.95%
60% MSCI ACWI, 40% Bloomberg Barclays US Aggregate Bond Index	3.94%	9.02%	6.09%	8.83%
Lipper Alternative Global Macro Funds Average	2.06%	6.41%	2.36%	6.11%
† The Fund began operations on April 27, 2009. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on April 30, 2009.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.78% for Class A shares, 2.74% for Class C shares, 2.30% for Class R shares, 1.52% for Class P shares, 1.50% for Institutional Class shares, 1.41% for Class R6 shares and 1.94% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.02% for Class A shares, 1.79% for Class C shares, 1.39% for Class R shares, 0.85% for Class P shares, 0.75% for Institutional Class shares, 0.75% for Class R6 shares and 1.02% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

United States	63.9%
Canada	3.8%
Japan	3.3%
Supranational	3.2%
United Kingdom	2.9%
China	2.2%
France	2.0%
Korea (Republic of)	1.8%
Other	17.9%
Cash & Equivalents — Net	–1.0%

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AllianzGI Global Dynamic Allocation Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,038.80	$1,034.40	$1,036.80	$1,039.10	$1,039.90	$1,040.80	$1,038.10
Expenses Paid During Period	$5.34	$9.13	$6.86	$4.32	$4.02	$3.56	$5.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,019.70	$1,015.96	$1,018.20	$1,020.69	$1,020.99	$1,021.44	$1,019.80
Expenses Paid During Period	$5.29	$9.05	$6.79	$4.28	$3.98	$3.53	$5.19

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.05% for Class A, 1.80% for Class C, 1.35% for Class R, 0.85% for Class P, 0.79% for Institutional Class, 0.70% for Class R6 and 1.03% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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Unaudited

AllianzGI Global Fundamental Strategy Fund

For the period October 1, 2016 through March 31, 2017, as provided by Neil Dwane, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Global Fundamental Strategy Fund (the “Fund”) returned 1.68%, outperforming the USD Overnight LIBOR (the “benchmark”), which returned 0.30%.

Market Overview

Global equities surged during this period, with indices in the US and UK breaking previous record highs, while many other markets reached multi-month peaks. Financials stocks delivered robust returns, as did other growth-oriented sectors. In contrast, energy lagged while traditional defensive sectors underperformed. Both US and European equities rallied in this period. European stocks reached levels last seen in 2015.

Emerging market equities rallied, but lagged against their more developed counterparts. Brazilian equities posted moderate returns in the fourth-quarter 2016, surging in the first-quarter 2017. We believe Mexico, after performing poorly in 2016 having been a main casualty of Trump’s surprise victory, is recovering strongly in 2017. Eastern European performance was lifted by robust returns from Poland, Turkey and Hungary, all delivering double-digit gains.

US bonds fell over the six-month period, with yields rising sharply after the presidential election result. European bonds recorded negative returns over the period. In December 2016, the European Central Bank extended the duration of monthly bond purchases until at least the end of 2017, but reduced the size of bond purchases to EUR 60 billion per month. Emerging market bonds ended the period with mixed returns having fallen sharply in the final quarter of 2016. 2017 saw a change in investor sentiment, helping emerging market bonds to rebound as the US dollar weakened.

Portfolio Review

In the fourth-quarter of 2016, we sold some developed market equities (Centrica, Cisco and BASF) and reduced our exposure to Microsoft, locking in good profits. We invested in Keyence, Aecom and Yamaha and increased exposure to Mobileye. This was a profitable move as Mobileye rose over 30% in March due to a takeover-bid from Intel. We locked in profit and sold our entire holdings. We invested in Warehouses de Pauw, bought Thales and sold our stake in Yara. In 2017, we divested ourselves of Amazon, GameStop Corp, Intel and Johnson & Johnson, earning good profits.

Within the fixed income allocation, emerging market debt performed well and we took profits in March bringing our exposure to Mexico, Brazil and Argentina back in line with our standard allocation.

Despite good performance in 2016, both Royal Dutch Shell and BP contributed negatively YTD. We remain constructive on oil as a longer-term investment theme.

“Inflation Protection & Real Assets” was another successful theme of the Fund. Vonovia outperformed and we increased our weight in the theme through reinvestment in another German real-estate company, Deutsche Wohnen and a purchase of Two Harbors Corporation, a US real estate investment trust. We also added to this theme via investments in inflation-linked bonds in Spain and Australia.

Outlook

Our investment philosophy is predicated on generating consistent, positive returns by investing in multiple sources of diversified alpha using a fundamental and unconstrained approach, largely independent of the macroeconomic environment. We remain committed to generating outperformance for our clients by focusing on fundamentals. Tactically, we remain slightly cautious, and have taken this opportunity to attempt to de-risk the portfolio. After President Trump failed to garner enough support among fellow Republicans to replace “Obamacare” with his intended legislation, there is growing concern regarding his ability to implement other key election promises. As such, we have attempted to position the portfolio more defensively by locking in a number of profits and reducing our exposure to risk assets, while increasing our weight in cash to protect the portfolio against a downside turn.

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AllianzGI Global Fundamental Strategy Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI Global Fundamental Strategy Fund Class A	1.68%	5.78%	3.43%
AllianzGI Global Fundamental Strategy Fund Class A (adjusted)	–3.91%	–0.04%	1.88%
AllianzGI Global Fundamental Strategy Fund Class C	1.30%	5.03%	2.64%
AllianzGI Global Fundamental Strategy Fund Class C (adjusted)	0.32%	4.03%	2.64%
AllianzGI Global Fundamental Strategy Fund Class P	1.70%	5.91%	3.56%
AllianzGI Global Fundamental Strategy Fund Institutional Class	1.84%	6.05%	3.68%
USD Overnight LIBOR	0.30%	0.51%	0.24%
70% MSCI ACWI, 30% Bloomberg Barclays Global Aggregate Bond Index	3.95%	9.75%	6.16%
USD Overnight LIBOR + 4%	2.35%	4.67%	4.39%
Lipper Absolute Return Funds Average	2.69%	5.07%	2.65%

† The Fund began operations on July 1, 2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 2013.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 2.28% for Class A shares, 2.99% for Class C shares, 1.97% for Class P shares and 1.94% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2018. The Fund’s expense ratios net of this reduction are 1.12% for Class A shares, 1.87% for Class C shares, 0.97% for Class P shares and 0.87% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

United States	27.2%
United Kingdom	8.5%
Italy	6.7%
Canada	6.2%
Germany	5.5%
Mexico	4.1%
Supranational	3.7%
Switzerland	3.3%
Other	25.7%
Cash & Equivalents — Net (including Options Purchased )	9.1%

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AllianzGI Global Fundamental Strategy Fund (cont’d)

Moody’s Ratings* (as of March 31, 2017)

* As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,016.80	$1,013.00	$1,017.00	$1,018.40
Expenses Paid During Period	$6.34	$10.14	$5.63	$5.13

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,018.65	$1,014.86	$1,019.35	$1,019.85
Expenses Paid During Period	$6.34	$10.15	$5.64	$5.14

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.26% for Class A, 2.02% for Class C, 1.12% for Class P and 1.02% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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AllianzGI Global Sustainability Fund

For the period of October 1, 2016 through March 31, 2017, as provided by the Global Equity Team.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Global Sustainability Fund (the “Fund”) returned 4.51%, underperforming the MSCI ACWI (the “benchmark”), which returned 8.18%.

Market Review

Global equities surged over the six-month period, with indices in the US and UK breaking previous record highs while many other markets reached multi-month peaks. Donald Trump’s victory in the US presidential election raised hopes that his pro-growth stance would boost company profits, outweighing fears about greater protectionism. In general, developed equity markets outperformed emerging markets, with Japan leading the advance as a weaker yen lifted the prospects of the country’s exporters.

In terms of sectors, financials stocks delivered robust returns amid expectations that interest rates would rise faster than expected as a result of President-elect Trump’s policies. In contrast, energy lagged as oil prices failed to build on earlier gains, while traditional defensive sectors, such as consumer staples, telecoms and utilities, underperformed, as did the newly-created real estate sector.

Global bonds fell over the six-month period, with yields in many markets touching multi-month highs. US bond yields jumped the most as President Trump’s policies were expected to result in higher inflation and an accelerated path of interest rate increases. Yields on European bonds also increased amid evidence that economic activity and inflation were strengthening. However, the upward movement in yields was less pronounced in Japan due to the Bank of Japan’s pledge to keep 10-year bond yields “around zero”.

In economic terms, the period was characterized by strengthening growth and rising inflation. The US Federal Reserve (the “Fed”) raised interest rates twice—in December 2016 and again in March 2017—taking the federal funds rate to 1.0%. In contrast, the European Central Bank (“ECB”) extended its bond-buying program in December until at least the end of 2017, but reduced the size of its monthly bond purchases. Subsequently, rising inflation in the first quarter of 2017 led to speculation that the ECB would need to wind down these measures, with President Mario Draghi noting that the battle against deflation had now been won. The Bank of England and Bank of Japan left monetary policy unchanged.

The US dollar strengthened significantly following Donald Trump’s surprise victory, approaching a 15-year high against its major trading partners. The Japanese yen, in particular, weakened. However, the Trump-inspired rally faded throughout the first quarter of 2017, causing the US dollar to give back some of its earlier gains.

Commodities delivered mixed returns. Oil prices initially strengthened following the news that OPEC had agreed to cut production, but later weakened amid signs of rising US supply. Elsewhere, a more optimistic growth outlook boosted prices for many industrials metals, such as copper, but gold lost ground.

Portfolio Review

The portfolio rose in absolute terms but underperformed the benchmark.

Our investment strategy of investing in attractively valued quality growth companies encountered headwinds in the fourth quarter as low quality value stocks rallied on hopes of stronger economic growth post the US elections, which led to higher inflation expectations and a rise in interest rates.

Financials were the largest detractor in relative performance terms, although Citigroup and American Express were among the top overall contributors. While our sector underweight was moderately negative, the bulk of the underperformance was a result of not owning some of the large US banks due to low returns on equity, compressed interest rate spreads, and an increasingly onerous regulatory regime. The banks that we do own, such as Citi and UBS, have clear paths to generating higher returns with Citi’s legacy book of distressed assets running off and UBS’s strategic decision to deemphasize its capital intensive investment banking activities and focus on growing its high margin private wealth management business. While the steepening of the yield curve, particularly in the US, will boost interest income for the banks, we question the quality of banks in general and will continue to be selective in owning them.

Industrials stock selection was negative as Nielsen Holdings declined due to weaker consumer purchasing and analytics demand from some consumer packaged goods customers. We view this as a short-term issue and the rest of the business remains strong, particularly in media audience measurement.

Overall, we have not made any major changes to the portfolio. We retain high conviction in the stocks that we own and believe the portfolio’s balanced risk profile in terms of sector and geographical exposure provides positive diversification benefits.

Outlook

The global economic indicators have continued to improve over the last few months. We believe this represents a favorable sign for equity investments. However, political risks in the US and Europe persist and attractive equity valuations become more difficult to find in several regions.

Low interest rates and the expansionary monetary policy of the Fed have helped to push US equity valuations to a comparatively high level. We predict this will reduce the return potential and might result in higher volatility. For now, equity prices are supported by healthy macro data, particularly for the labor market. Still, the economic cycle has reached a mature stage, which we believe suggests that a slowdown is more likely.

In Europe, favorable economic data have helped to keep equities largely insulated against political uncertainties and bond market volatility, but we expect further upside surprises are becoming increasingly unlikely. While equity valuations in Europe are roughly in line with the long-term average, we believe there is still attraction in individual countries.

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AllianzGI Global Sustainability Fund (cont’d)

The environment in China is now showing more stability and we predict that high-end spending will continue to grow at a healthy pace in 2017 as the country moves quickly towards a consumption-driven economy.

Our approach of investing in high return, reasonably valued, growth companies that can consistently grow earnings has added value to our clients’ portfolios over the long-term, and we believe it will continue to do so in the current low-return market environment.

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI Global Sustainability Fund Class A	4.51%	12.95%	4.85%
AllianzGI Global Sustainability Fund Class A (adjusted)	–1.24%	6.74%	2.31%
AllianzGI Global Sustainability Fund Class P	4.59%	13.04%	5.00%
AllianzGI Global Sustainability Fund Institutional Class	4.63%	13.16%	5.09%
MSCI ACWI	8.18%	15.04%	4.97%
Dow Jones Sustainability World Total Return Composite Net	10.42%	17.79%	3.80%
Lipper Global Large-Cap Growth Funds Average	6.63%	12.83%	4.76%

† The Fund began operations on December 9, 2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2014.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 21.49% for Class A shares, 2.94% for Class P shares and 1.95% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2018. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 0.94% for Class P shares and 0.84% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

United States	50.9%
United Kingdom	14.9%
Germany	7.5%
Japan	5.1%
Switzerland	4.5%
Spain	4.0%
Sweden	3.5%
France	2.8%
Other	4.2%
Cash & Equivalents — Net	2.6%

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AllianzGI Global Sustainability Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,045.10	$1,045.90	$1,046.30
Expenses Paid During Period	$6.12	$5.36	$4.85

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,018.95	$1,019.70	$1,020.19
Expenses Paid During Period	$6.04	$5.29	$4.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI Global Water Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Andreas Fruschki, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Global Water Fund (the “Fund”) returned -1.94%, underperforming the S&P Global Water Index (the “benchmark”), which returned 2.59%.

Market Overview

Global equities rallied strongly over the six-month period, with indices in the US and UK breaking previous record highs, while many other markets reached multi-month peaks. In general, developed equity markets outperformed emerging markets, with Japan leading the advance as a weaker yen lifted prospects for the country’s exporters. In terms of sectors, financials delivered robust returns amid expectations that US Federal interest rates would rise faster than expected as a result of President Trump’s policies. Other growth-oriented sectors also performed well.

With respect to the water market, we saw water related securities pull back during the first half of the reporting period and recover during the first quarter of 2017. The pull back toward the end of 2016 was caused by weakness of many European water stocks, especially those in the UK following the UK’s referendum vote to leave the European Union (“BREXIT”). Water utility stocks were also hurt by rising bond yields in late 2016; however, we view this as a short term reaction as water utilities differ from traditional utilities in that they are growth stocks. Water securities rebounded during the second half of the reporting period as utilities corrected and investors rotated back toward growth areas of the market.

Portfolio Overview:

The Fund slightly underperformed the benchmark during the reporting period due mainly to struggles during the fourth quarter and the Fund’s focus on pure water related securities. The first half of the quarter was largely a value rally, as investors rotated away from growth areas of the market which include our growth oriented water related stocks. Prior to 2017, the portfolio was weighted toward European names which suffered as the US dollar appreciated. During the second half of the reporting period, we saw these trends begin to reverse and performance returned to positive territory.

The Fund offers pure exposure to the water market, in that 80% of its securities derive over half of their revenue from water related businesses. These pure names tended to underperform the less pure names in the benchmark, hurting relative performance. We remain focused on more pure play names; as we expect these names to benefit from the needed infrastructure spending in the water networks and the overall global water scarcity problem in the long term.

Outlook

Currently the water infrastructure theme remains intact and continues to gain attention and attract investments. It has started to increasingly include technology such as real-time monitoring and sensors in its networks.

Demand for better water infrastructure and clean, potable drinking water in emerging markets remains strong. We predict uncertainty over upcoming elections in Europe and BREXIT related discussions will likely create noise; however we expect this long term investment theme will remain intact. We believe that the US economy is in expansion mode and we expect corporates to invest in water equipment as they take on new projects. We predict the M&A market for utilities is also likely to open up and create new opportunities.

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AllianzGI Global Water Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Global Water Fund Class A	–1.94%	6.85%	8.15%	4.60%
AllianzGI Global Water Fund Class A (adjusted)	–7.34%	0.97%	6.94%	3.94%
AllianzGI Global Water Fund Class C	–2.31%	6.08%	7.31%	3.81%
AllianzGI Global Water Fund Class C (adjusted)	–3.28%	5.08%	7.31%	3.81%
AllianzGI Global Water Fund Class P	–1.83%	7.16%	8.41%	4.85%
AllianzGI Global Water Fund Institutional Class	–1.77%	7.20%	8.49%	4.93%
MSCI ACWI	8.18%	15.04%	8.37%	4.59%
S&P Global Water Index	2.59%	12.59%	10.69%	6.68%
Lipper Global Natural Resources Funds Average	2.83%	16.76%	–2.78%	–4.37%

† The Fund began operations on March 31, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on March 31, 2008.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.49% for Class A shares, 2.25% for Class C shares 1.24% for Class P shares and 1.21% for Institutional Class shares. These ratios do not include an expense reduction contractually guaranteed through at least March 31, 2018. The Fund’s expense ratios net of this reduction are 1.27% for Class A shares, 2.03% for Class C shares, 1.02% for Class P shares, and 0.99% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

United States	36.1%
United Kingdom	19.1%
Switzerland	9.0%
France	7.8%
China	5.3%
Netherlands	3.1%
Hong Kong	3.0%
Finland	2.9%
Other	6.8%
Cash & Equivalents — Net	6.9%

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Unaudited

AllianzGI Global Water Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$980.60	$976.90	$981.70	$982.30
Expenses Paid During Period	$7.06	$10.79	$5.88	$5.63

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,017.80	$1,014.01	$1,019.00	$1,019.25
Expenses Paid During Period	$7.19	$11.00	$5.99	$5.74

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.43% for Class A, 2.19% for Class C, 1.19% for Class P and 1.14% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI High Yield Bond Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2017, Class A Shares at net asset value (“NAV”) of the AllianzGI High Yield Bond Fund (the “Fund”) returned 4.04%, underperforming the BofA Merrill Lynch High Yield Master II Index (the “benchmark”), which returned 4.64%.

Market Overview

The high-yield market’s upward trajectory in 2016 continued into the fourth quarter with the asset class recording its fifth-highest annual return historically. In contrast to 2016’s start to the year, the outset of 2017 began on a much firmer footing.

Several factors influenced high-yield bonds throughout the period, including constructive economic trends, corporate health, the US Federal Reserve’s (the “Fed”) rate decision and outlook, US elections and the new administration’s pro-growth agenda, sustained appetite for risk assets and commodity price strength.

In the US, positive economic reports outnumbered weaker releases, indicating ongoing growth and supporting the market’s advance. Overall, the trend in economic data reinforced the favorable credit conditions for high-yield bonds.

Credit fundamentals for most high-yield issuers displayed sustained improvement. According to BofA Merrill Lynch, both top- and bottom-line growth continued to trend higher. Furthermore, leverage continued to decline and coverage ratios increased. These statistics provided additional proof of the underlying fundamental strength of the high-yield bond market and substantiated the decline in the default rate.

The high-yield market responded positively to the Fed’s interest rate decisions and commentary. The central bank hiked the Fed funds rate a quarter point in both December 2016 and in March 2017. On balance, a Fed that did not deviate from its gradual approach toward policy adjustments, and a highly accommodative environment outside the US, continued to help support the performance of risk assets.

The unexpected election of Donald Trump triggered a rotation into risk assets that persisted throughout the reporting period. Investor appetite centered on optimism around the President’s pro-growth agenda and anticipation of a more favorable corporate earnings backdrop, predicated on positive tax reform, decreased regulation and increased fiscal spending.

This sentiment was also evident at the sub-asset class level and resulted in performance dispersion among the credit-rating categories. For example, within high-yield, the lowest-quality, most distressed issues outperformed higher-quality bonds.

Finally, improving industry dynamics helped lift the price of crude oil and aided in the stabilization of other commodity prices. These developments had a positive impact on many energy and materials companies.

Portfolio Review

The Fund gained along with the market for the six-month period, but performance lagged the benchmark return.

An underweight in CCC-rated bonds held back relative returns as the lowest-quality, most deeply distressed bonds, continued to outperform. On the other hand, BB-rated bonds, the lowest-coupon/lowest-yield issues, underperformed the market.

Industry allocations that helped relative performance during the period included healthcare, chemicals and diversified financial services. In healthcare, an underweight was beneficial and issue selection was positive. In chemicals, issue selection drove relative performance and an overweight was additive. In financial services, the portfolio return exceeded the industry return.

Industry allocations that hurt relative performance during the period included aerospace/defense, energy and support-services. Issue selection detracted in aerospace/defense and support-services. In energy, the Fund’s return was higher than the peer group, but the benefit was offset by an underweight.

Outlook

Among fixed-income alternatives, we expect high-yield bonds should contribute from both a diversification and a relative-performance perspective. In 2017, we believe a coupon-like return can be achieved. We expect interest rates should not have a significant impact on the high-yield market given the relative average spread and dollar market price today. We believe the Fed path, earnings trends, commodity prices and global growth will all influence the outlook.

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AllianzGI High Yield Bond Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	4.04%	14.15%	5.11%	6.40%	7.32%
AllianzGI High Yield Bond Fund Class A (adjusted)	0.14%	9.87%	4.31%	6.00%	7.13%
AllianzGI High Yield Bond Fund Class C	3.68%	13.23%	4.34%	5.64%	6.54%
AllianzGI High Yield Bond Fund Class C (adjusted)	2.68%	12.23%	4.34%	5.64%	6.54%
AllianzGI High Yield Bond Fund Class R	3.89%	13.80%	4.68%	6.07%	7.02%
AllianzGI High Yield Bond Fund Class P	4.25%	14.44%	5.39%	6.64%	7.52%
AllianzGI High Yield Bond Fund Institutional Class	4.26%	14.41%	5.44%	6.82%	7.79%
AllianzGI High Yield Bond Fund Administrative Class	4.10%	13.96%	4.97%	6.35%	7.30%
BofA Merrill Lynch High Yield Master II Index	4.64%	16.88%	6.85%	7.35%	7.26%
Lipper High Yield Funds Average	3.93%	13.30%	5.57%	5.89%	6.26%

† The Fund began operations on July 31, 1996. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on July 31, 1996.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s expense ratios are 0.98% for Class A shares, 1.71% for Class C shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.66% for Institutional Class shares and 1.07% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Industry Allocation (as of March 31, 2017)

Telecommunications	11.2%
Media	8.5%
Oil, Gas & Consumable Fuels	8.5%
Healthcare-Services	5.2%
Diversified Financial Services	4.8%
Software	4.2%
Commercial Services	4.0%
Chemicals	3.6%
Other	46.0%
Cash & Equivalents — Net	4.0%

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Unaudited

AllianzGI High Yield Bond Fund (cont’d)

S&P Ratings* (as of March 31, 2017)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,040.40	$1,036.80	$1,038.90	$1,042.50	$1,042.60	$1,041.00
Expenses Paid During Period	$5.09	$8.58	$7.17	$3.51	$3.26	$4.38

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,019.95	$1,016.50	$1,017.90	$1,021.49	$1,021.74	$1,020.64
Expenses Paid During Period	$5.04	$8.50	$7.09	$3.48	$3.23	$4.33

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.00% for Class A, 1.69% for Class C, 1.41% for Class R, 0.69% for Class P, 0.64% for Institutional Class and 0.86% for Administrative Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI International Growth Fund

For the period of October 1, 2016 through March 31, 2017 as provided by Laura Villani, Product Specialist Associate, Equities.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI International Growth Fund (the “Fund”) returned 0.92%, underperforming the MSCI ACWI ex USA Index (the “benchmark”), which returned 6.51% and underperforming the MSCI ACWI ex USA Growth Index , which returned 2.89%.

Market Overview

Global equities surged over the six-month period, with indices in the UK breaking previous record highs despite political uncertainty, while many other markets reached multi-month peaks. In general, developed equity markets outperformed emerging markets, with Japan leading the advance as a weaker yen lifted the prospects of the country’s exporters.

In terms of sectors, financials stocks delivered robust returns amid expectations that US Federal interest rates would rise faster than expected as a result of President Trump’s policies. Other growth-oriented sectors also performed well, including materials, industrials, consumer discretionary, and information technology. In contrast, energy lagged as oil prices failed to build on earlier gains, while traditional defensive sectors, such as consumer staples, telecoms and utilities, underperformed.

In economic terms, the period was characterized by strengthening growth and rising inflation. In December, the European Central Bank extended its bond-buying program until at least the end of 2017, but reduced the size of its monthly bond purchases. Meanwhile the Bank of England and Bank of Japan left monetary policy unchanged.

Portfolio Review

The International Growth Fund strategy maintains its strategy that takes a bottom-up approach to identifying structural growth, rather than chasing growth momentum. We believe that our focus on high quality businesses, displaying long term structural growth independent of the wider market, should shelter us to some extent from uncertainty in the markets.

During the period, the Fund saw negative contributions from both stock selection and sector allocation. While the overweight to the information technology sector certainly helped, this was outweighed by overweights to the consumer staples and health care sectors, which detracted from performance, along with the underweight to financials, which as previously mentioned, had a positive run. From a country perspective, stock selection in Switzerland and Canada contributed most positively, with Italy and Denmark detracting from performance. Both sector and country attributions are a result of the stock selection.

Restaurant Brands was the most supportive stock, with an active contribution of 41 basis points, followed by list of European stocks including Infineon, Richemont, ASML Holding and Kingspan. Meanwhile, Novo Nordisk, one of the Fund’s largest holdings and overweights, contributed -60 basis points to relative performance. Though health care stocks have had an especially difficult time recently with the continued uncertainty of the US health care system, we maintain our conviction in the stock.

Outlook

We take an increasingly constructive view on the European macro environment in particular, as an improvement in cyclical data, and a much awaited earnings recovery, overshadow the gradually subsiding political risk. Beyond Trump induced optimism, global markets are currently being supported by the continued loosening monetary conditions. China’s fiscal stimulus and a recovery of sales in wider Asia seen in the first quarter of 2017 was also positive. The most notable was the acceleration of growth in China to 6.9% over the recent quarter, which we believe could benefit many companies with exposure to China, providing further optimism.

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI International Growth Fund Class A	0.92%	9.05%	5.04%
AllianzGI International Growth Fund Class A (adjusted)	–4.63%	3.05%	2.32%
AllianzGI International Growth Fund Institutional Class	0.96%	9.32%	5.29%
MSCI ACWI ex USA Index	6.51%	13.13%	2.69%
MSCI ACWI ex USA Growth Total Return	2.89%	9.63%	3.07%
Lipper International Multi-Cap Growth Funds Average	3.33%	9.05%	3.04%

† The Fund began operations on February 2, 2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2015.

* Cumulative returns

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 6.26% for Class A shares and 5.08% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2018. The Fund’s expense ratios net of this reduction are 1.05% for Class A shares and 0.80% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

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Unaudited

AllianzGI International Growth Fund (cont’d)

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

United Kingdom	13.5%
Germany	11.2%
Canada	9.7%
Sweden	8.3%
Japan	8.0%
Denmark	7.7%
China	7.4%
France	5.0%
Other	28.0%
Cash & Equivalents — Net	1.2%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,009.20	$1,009.60
Expenses Paid During Period	$6.01	$4.76

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,018.95	$1,020.19
Expenses Paid During Period	$6.04	$4.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI International Small-Cap Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Alexandra Russo, Product Specialist.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI International Small-Cap Fund (the “Fund”) returned 0.71%, underperforming the MSCI World ex USA Small Cap Index (the “benchmark”), which returned 4.66%.

Market Overview

Global equities surged over the six-month period, with indices in the US and UK breaking previous record highs while many other markets reached multi-month peaks. Donald Trump’s surprise victory in the US presidential election raised hopes that his pro-growth stance would boost company profits, outweighing fears about greater protectionism. In general, developed equity markets outperformed emerging markets, with Japan leading the advance as a weaker yen lifted the prospects of the country’s exporters. Small caps were relatively in line with the global market.

In terms of sectors, financials stocks delivered robust returns amid expectations that US Federal interest rates would rise faster than expected as a result of President Trump’s policies. Other growth-oriented sectors also performed well, including materials, industrials and consumer discretionary companies, as did information technology. In contrast, energy lagged as oil prices failed to build on earlier gains, while traditional defensive sectors, such as consumer staples, telecommunications and utilities, underperformed, as did the newly-created real estate sector.

The period was characterized by gradually improving economic growth and rising inflation. The US Federal Reserve (the “Fed”) raised US interest rates in December 2016 and March 2017 with expectations for at least two additional rate hikes in 2017. In contrast, in December the European Central Bank (ECB) extended its bond-buying program until at least the end of 2017, but reduced the size of its monthly bond purchases. Subsequently, rising inflation in the first quarter of 2017 led to speculation that the ECB would need to wind down these measures, with President Mario Draghi noting that battle against deflation had now been won. The Bank of England and Bank of Japan left monetary policy unchanged.

Portfolio Review

Stock selection drove underperformance during the period while sector allocation was a modest contributor during the reporting period. In terms of sleeve performance, the Asia ex Japan sleeve slightly outperformed, where the Japanese and European portfolios lagged their relative regional benchmarks.

An overweight in information technology and an underweight to Real Estate helped performance as technology stocks led the first quarter rally and real estate names were hurt by rising interest rates. In contrast underweights to financials, healthcare and materials detracted from relative returns.

On an individual stock basis, the strongest contributors to relative returns included Ulvac, ams and Daifuku Co., while positions in Kyudenko Corp., Huhtamaki and Ambu detracted.

Outlook

Overall, we have a cyclical growth bias and believe in global economic acceleration. We have found our best ideas in industrials, technology and financials, and are underweight to neutral in the more defensive sectors such as consumer staples.

Currently, Central Banks are beginning to raise rates, coming off of negative to very low interest rates, as well as reduce Quantitative easing. Economic acceleration is underway and inflation is beginning to rise. We are looking to benefit from rising yields by being overweight financials and underweight real estate. The financials sector has been so unloved for so long that we are finding many businesses with improving profits at attractive valuations. We hope to also benefit from the potential of decreasing regulation in the financial sector, regulations that have been in place since the 2008 financial crisis.

We remain underweight in the UK due to our belief that rising inflation, caused by the currency depreciation, will slow consumer spending and so slow the economy as well as cause margin pressure to those companies that cannot pass the costs onto the consumer.

We generally intend to be overweight the disruptors while being underweight the disrupted (high street retailers, for example). This is classic stock picking of finding the winners and avoiding the value traps. We believe the disruptors tend to be spread across the market sectors, not just in technology. For the disrupted, the basic question is “If the internet had been invented first, would this business exist today? ” If the answer is “no” then perhaps that is all you need to know.

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Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	0.71%	4.77%	7.80%	4.08%	11.35%
AllianzGI International Small-Cap Fund Class A (adjusted)	–4.83%	–0.99%	6.59%	3.49%	11.02%
AllianzGI International Small-Cap Fund Class C	0.33%	3.99%	7.00%	3.30%	10.52%
AllianzGI International Small-Cap Fund Class C (adjusted)	–0.67%	2.99%	7.00%	3.30%	10.52%
AllianzGI International Small-Cap Fund Class R	0.58%	4.51%	7.53%	3.82%	11.07%
AllianzGI International Small-Cap Fund Class P	0.80%	4.95%	7.97%	4.30%	11.66%
AllianzGI International Small-Cap Fund Institutional Class	0.83%	5.01%	8.05%	4.41%	11.76%
AllianzGI International Small-Cap Fund Class R6	0.86%	5.12%	8.16%	4.52%	11.87%
MSCI World ex USA Small Cap Index	4.66%	11.58%	7.78%	2.72%	7.59%
MSCI EAFE Small Cap Index	4.89%	10.99%	9.20%	3.03%	7.69%
Lipper International Small/Mid-Cap Growth Funds Average	3.17%	8.63%	7.66%	3.48%	8.37%

† The Fund began operations on December 31, 1997. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 1997.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.68% for Class A shares, 2.54% for Class C shares, 2.17% for Class R shares, 1.44% for Class P shares, 1.48% for Institutional Class shares and 1.56% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2018. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.08% for Class C shares, 1.59% for Class R shares, 1.10% for Class P shares, 1.07% for Institutional Class shares and 1.00% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

Japan	30.4%
Germany	9.5%
United Kingdom	8.9%
Sweden	7.1%
France	5.9%
Switzerland	5.4%
Netherlands	5.1%
Australia	4.7%
Other	19.2%
Cash & Equivalents — Net	3.8%

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AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,007.10	$1,003.30	$1,005.80	$1,008.00	$1,008.30	$1,008.60
Expenses Paid During Period	$7.16	$10.94	$8.50	$6.31	$6.01	$5.56

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,017.80	$1,014.01	$1,016.45	$1,018.65	$1,018.95	$1,019.40
Expenses Paid During Period	$7.19	$11.00	$8.55	$6.34	$6.04	$5.59

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.43% for Class A, 2.19% for Class C, 1.70% for Class R, 1.26% for Class P, 1.20% for Institutional Class and 1.11% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI Micro Cap Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2017, Class A Shares at net asset value (“NAV”) of the AllianzGI Micro Cap Fund (the “Fund”) returned 6.53%, outperforming the Russell Microcap Growth Index (the “benchmark”), which returned 4.13%.

Market Overview

US risk assets surged in the fourth quarter with equities posting some of the most robust gains. Although smaller-cap stocks were a beneficiary of this appetite for risk, the stock market rally was broad based with the S&P 500, Dow Jones Industrial Average, Russell 2000 and Nasdaq Composite Indexes recording new all-time highs in the period. Initially, equities declined during October 2016, but losses were quickly recovered after election results triggered a relentless rally that lasted into year-end.

This upward trend persisted through the remainder of the reporting period due to elevated sentiment, which in part, centered on continued optimism around President Trump’s policies and pro-growth agenda. Investor conviction was tested with the withdrawal of the health care bill and a decline in oil prices, but these events did little to shake their resolve as markets recovered into period end.

US equity markets responded favorably to the US Federal Reserve’s (the “Fed”) commentary and their decision to raise the Fed funds rate in December 2016 and again in March 2017. Outside of the US, global central banks maintained aggressive measures to stimulate their respective economies.

Corporate profits rose year-over-year the end of December 2016, and fourth-quarter fundamentals for most stocks displayed sustained improvement.

Finally, positive economic reports outnumbered weaker releases, indicating ongoing growth and supporting the market’s advance.

Against this backdrop, the Russell Microcap Index returned 10.47% and underperformed the Russell 2000 Index, which returned 11.52%. Within the microcap universe, growth-oriented stocks trailed value-oriented stocks. Specific to the benchmark, sector performance was predominantly positive. Among the more heavily weighted sectors, consumer discretionary, industrials and information technology were among the strongest-performing. In contrast, health care was the only sector to close with a loss, while the energy sector ended higher, underperforming the overall market.

Portfolio Review

The Fund outperformed its benchmark over the reporting period. From an attribution perspective, security selection drove relative outperformance, whereas asset weighting effects had a positive, but negligible impact. For example, stock picking was beneficial in health care, financials, materials and consumer staples among other sectors. Conversely, security selection was a source of weakness primarily in the information technology sector. Separately, an overweight in financials and underweight in health care helped relative performance, but the benefit was partially offset by underweights in utilities and real estate and an overweight in energy.

Outlook

The US economy is expected to expand at a moderate pace in 2017 and we believe the steepness of the Treasury yield curve confirms this notion. Outside of positive economic trends, we believe President Trump’s agenda could spur even faster economic growth. After bottoming in the second quarter, corporate profits accelerated into year-end, and based on bottom-up estimates, we predict they are poised to trend higher in 2017. Additionally, we believe the potential for decreased regulation, positive tax reform and increased fiscal spending could create what we expect to be the most favorable backdrop for corporate earnings in years. US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual, measured approach toward adjustments. The Federal Open Market Committee is projecting two more interest rate hikes in 2017, signaling confidence in the US economy’s ability to grow.

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AllianzGI Micro Cap Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	6.53%	24.83%	11.93%	7.36%	11.17%
AllianzGI Micro Cap Fund Class A (adjusted)	0.67%	17.97%	10.67%	6.76%	10.88%
AllianzGI Micro Cap Fund Class P	6.49%	24.89%	12.06%	7.54%	11.39%
AllianzGI Micro Cap Fund Institutional Class	6.53%	24.94%	12.11%	7.61%	11.49%
Russell Microcap Growth Index	4.13%	20.24%	10.72%	5.51%	6.54%
Lipper Small-Cap Growth Funds Average	8.56%	22.09%	10.49%	7.24%	8.92%

† The Fund began operations on July 12, 1995. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 1995.

* Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 2.16% for Class A shares, 1.91% for Class P shares and 1.85% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.62% for Class A shares, 1.54% for Class P shares and 1.54% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Industry Allocation (as of March 31, 2017)

Biotechnology	10.7%
Health Care Equipment & Supplies	6.7%
Banks	6.4%
Semiconductors & Semiconductor Equipment	6.4%
Pharmaceuticals	5.9%
Machinery	5.7%
Internet Software & Services	5.0%
Health Care Providers & Services	3.7%
Other	46.6%
Cash & Equivalents — Net	2.9%

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AllianzGI Micro Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,065.30	$1,064.90	$1,065.30
Expenses Paid During Period	$8.34	$7.93	$7.93

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,016.85	$1,017.25	$1,017.25
Expenses Paid During Period	$8.15	$7.75	$7.75

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.62% for Class A, 1.54% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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AllianzGI Multi-Asset Real Return Fund

For the period of October 1, 2016 through March 31, 2017, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI Multi-Asset Real Return Fund (the “Fund”) returned -2.40%, underperforming the Bloomberg Barclays US Government Inflation-Linked Bond Index (the “benchmark”), which returned -1.31%.

Market Overview

For the six month period ending March 31, 2017, markets were dominated by the surprising outcome of the US presidential election relative to prevailing market expectations. Trump’s victory ushered in a period of uncertainty regarding the magnitude and timing of future policy changes, while at the same time, it seemed to instill general optimism in market participants. The theme of reflation against the backdrop of supportive fiscal policy and stronger consumer demand, percolated through markets for the period.

Throughout the first quarter, risk assets continued to outperform in a low volatility environment despite significant policy setbacks, including the failure to pass healthcare reform and the continued uncertainty of future US domestic and foreign policy. Moreover, global risk assets rallied in the context of the US Federal Reserve (the “Fed”) raising interest rate by 50 basis points in the period. Tighter Fed policy signaled a new regime of tighter global monetary policy in the future (even though the European Central Bank and Bank of Japan reiterated their current commitments to accommodative policies).

During the period, US stocks rallied in the aftermath of the election and continued to gain throughout the first quarter, with US Small Cap stocks in particular leading the way: The Russell 2000 Index gained 11.5% and the Russell 2000 Value Index gained 13.9%, outpacing larger stocks, which gained 10.1%, as measured by the Russell 1000 Index.

Global growth remained healthy as fundamental macro-economic data continued to either match or outperform economists’ expectations. During the first quarter, the gap between hard data and soft data, as measured by surveys of purchasing managers and consumers widened substantially, revealing that much of what underpinned the rally in risk assets was associated with future expectations (as opposed to the current economic environment alone).

Optimistic assessments of global growth affected both developed and emerging markets. In broad terms, the MSCI ACWI returned 8.2%, only slightly outpacing Emerging Markets, which returned 6.8%. Better economic data helped boost European equities for the period, despite persistent uncertainties about key elections in 2017 (in the Netherlands, France and Germany). For the period, the best performing stock markets were Spain and Italy, which returned 17.3% and 17.6% respectively (MSCI country indexes in USD).

Global Bonds declined for the period with the Bloomberg Barclays Global Aggregate Bond Index losing 5.4%. The long end of the US curve had the worst performance as long Treasuries (20+ years) lost 10.9% in the period due, in part, to a sharp initial increase in inflation expectations and a spike in yields. While the 10-year yield on US Treasuries initially increased by about 75 basis points from the election through mid-December, it remained relatively range bound for most of the first quarter, making US Treasuries one of the worst performing asset classes for the period. The Bloomberg Barclays US Aggregate Bond Index lost 2.2% for the period. Within fixed income, US High Yield was the best performer. Globally, Emerging Market hard currency debt outperformed developed market government bonds. Commodities, most notably precious metals and gold, were among the worst performing asset classes in the period.

Portfolio Review:

Selection effects in commodity equities largely explain underperformance over the six-month period. Moderate negative allocation effects in commodities and real estate investment trusts (“REITs”) also detracted, as the portfolio was overweight commodities and underweight REITs for much of the period. This was partially offset by positive selection effects in TIPs, commodities, and positive allocation effects in commodity equities. Exposure to opportunistic assets including US equities and short duration high yield also contributed. Within opportunistic, allocations to emerging markets equities and debt detracted from performance.

At the end of the period, the portfolio was underweight TIPs, Commodity Equities, Commodities and REITs. Additionally, the portfolio had exposure to opportunistic assets, including emerging market bonds and equities, US high yield bonds and US equities. The portfolio had a long-USD versus EUR position and had a negative position in short-term Treasuries.

Outlook

Looking ahead, we expect that global inflation will continue to steadily rise, partly attributable to firmer commodity prices and narrowing output gaps throughout developed markets. Emerging markets are expected to continue to post solid growth in the near term, providing opportunities for much needed structural reforms that will ultimately contribute to longer term stability. We predict the global economy will likely continue to benefit from debt-financed growth for the foreseeable future on the back of leveraged households and businesses. We expect monetary policy to continue to tighten in the US, albeit at a slow and measured pace, while global central bank liquidity will remain abundant at least through 2018.

However, we believe that risks abound, including increased political risks, most notably in Europe in light of the busy election calendar but also in key emerging markets. In addition, we believe that charged rhetoric about protectionism and zero-sum interactions threaten to undermine longstanding commitments to global trade in goods and financial assets. Finally, we believe risks related to inflated expectations on the part of market participants as well as market complacency may potentially intensify should stocks reverse their recent rally.

As of the end of the period, we remain overweight risk assets and underweight most sovereign bonds, with the belief that sovereigns are nearing the end of a secular bull market. We believe the “Reflation Trade” persists for now as long as the possibility of US fiscal stimulus remains and cyclical data continue to show signs of improvement. We maintain a positive outlook on emerging markets, while recognizing that an unexpected slowdown in the US or other developed markets would have real and immediate implication for emerging markets broadly. We remain vigilant in this low volatility environment and are focused on monitoring cyclical data and relative valuations across asset classes.

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AllianzGI Multi-Asset Real Return Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month**	1 Year	Since Inception†
AllianzGI Multi-Asset Real Return Fund Class A	–2.40%	5.63%	–1.44%
AllianzGI Multi-Asset Real Return Fund Class A (adjusted)	–7.77%	–0.18%	–2.74%
AllianzGI Multi-Asset Real Return Fund Class C	–2.74%	4.83%	–2.16%
AllianzGI Multi-Asset Real Return Fund Class C (adjusted)	–3.71%	3.83%	–2.16%
AllianzGI Multi-Asset Real Return Fund Class P	–2.27%	5.89%	–1.28%
AllianzGI Multi-Asset Real Return Fund Institutional Class	–2.26%	5.96%	–1.19%
Bloomberg Barclays US Government Inflation-Linked Bond Index	–1.31%	1.54%	–0.28%
Custom Real Asset Benchmark*	0.99%	7.53%	–0.52%
Lipper Alternative Global Macro Funds Average	2.06%	6.41%	1.84%

† The Fund began operations on December 17, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2012.

* The Custom Real Asset Benchmark is comprised of 25% Dow Jones UBS Commodity Total Return Index, 25% MSCI World Real Estate Index, 25% Bloomberg Barclays US Government Inflation-Linked Bond Index, 6.25% DAX Global Agribusiness Index, 7.5% MSCI World Energy Index, 6.25% MSCI World Materials Index and 5% MSCI ACWI Industrials (equal-weighted) Index.

** Cumulative returns.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 8.55% for Class A shares, 8.89% for Class C shares, 7.84% for Class P shares and 7.79% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2018. The Fund’s expense ratios net of this reduction are 1.21% for Class A shares, 1.96% for Class C shares, 1.06% for Class P shares and 0.96% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Asset Allocation (as of March 31, 2017)

Mutual Funds	49.4%
Exchange-Traded Funds	19.5%
Common Stock	15.4%
Cash & Equivalents — Net	15.7%

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AllianzGI Multi-Asset Real Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$976.00	$972.60	$977.30	$977.40
Expenses Paid During Period	$4.19	$7.87	$3.45	$2.96

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,020.69	$1,016.95	$1,021.44	$1,021.94
Expenses Paid During Period	$4.28	$8.05	$3.53	$3.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.60% for Class C, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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AllianzGI NFJ Emerging Markets Value Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Emerging Markets Value Fund (the “Fund”) returned 7.80%, outperforming the MSCI Emerging Markets Index (the “benchmark”), which returned 6.80%.

Market Overview

Emerging market equities rallied over the six-month period, but lagged their more developed counterparts. This was mainly due to weak returns in the final quarter of 2016, when the strength of the US dollar and concerns over more protectionist policies weighed on sentiment. At a regional level, Latin American markets performed the best, followed by Eastern Europe and then Asia. While Brazilian equities posted moderate returns in the last three months of 2016, they surged in the first quarter of 2017, buoyed by two 75 basis point cuts in interest rates. Mexico also performed poorly in the closing months of 2016, being one of the main casualties of Trump’s surprise victory. However, it recovered strongly in early 2017, with the stock market hitting an all-time high as investors reacted positively to central bank measures to boost the peso and suppress inflation. Performance in Eastern Europe was lifted by robust returns from Poland, Turkey and Hungary, each of which delivered double-digit gains, helped by signs of economic improvement in Western Europe. Russian equities were among the major beneficiaries of the Trump victory, but gave back some of their gains in the first quarter of 2017 as oil prices weakened. It was a rollercoaster ride for Indian shares, which fell sharply in November after the government’s unexpected decision to withdraw 90% of its currency in circulation in an effort to tackle tax evasion. However, the market experienced a stronger start to 2017, helped by the news that India’s GDP had expanded at a better-than-expected annual rate of 7% in the final quarter of 2016. In terms of sectors, materials and energy stocks in the MSCI Emerging Markets Index climbed into the double digits, followed by robust gains in information technology and financials. In contrast, traditionally defensive sectors, such as health care, consumer staples, real estate and telecoms, underperformed.

Portfolio Review

The Fund’s relative outperformance versus the benchmark index was driven by robust stock selection. Country allocations had a moderately positive impact on relative performance while sector allocations modestly detracted during the trailing six-month period.

In terms of stock selection, Fund holdings in the consumer discretionary, information technology, energy and health care sectors were the largest contributors to performance. The Fund realized negative selection effects in just one sector—materials—over the reporting period.

From a sector allocation perspective, underweight positions in the consumer staples and telecom services sectors boosted relative performance results. Conversely, overweight exposures across the consumer discretionary and real estate sectors detracted from relative performance.

Selection by country was positive, particularly across China, India, Indonesia and Taiwan. In contract, holdings in South Korea and Mexico muted Fund performance during the reporting period.

Country allocation contributed to results, largely due to an overweight in Egypt and underweight in South Africa. This was somewhat offset by overweight positions across Hong Kong and Cambodia.

Sector and country weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the utilities and consumer discretionary sectors. In contrast, the largest relative underweights were in the information technology and financials sectors.

Outlook

Emerging market equities soared 16.6% in the first 11 months of 2016, before pausing to examine the repercussions of a Donald Trump presidency. Thus far, many of the US President’s agenda items—tax and regulatory reform, infrastructure spending—paired with two recent interest rate hikes by the US Federal Reserve and the expectation of further increases in 2017, have seen US Treasury yields spike and the US dollar strengthen. Concerns that these structural forces may make the carry trade less compelling have yet to negatively impact equity returns.

As emerging markets investors look to juggle the consequences from today’s political machinations, better-than-expected GDP growth in China has somewhat ameliorated concerns for a ‘hard landing’ for the world’s second largest economy. China’s economy expanded 6.7% in 2016 overall, and 6.8% in the fourth quarter of 2016, boosted in part by public investment in infrastructure and a rise in bank lending. And while China may not always serve as the growth engine of tomorrow, it is worth noting that emerging countries have, in the past, often outperformed during periods of robust US growth. Further, should the Trump administration succeed in building out US infrastructure, we predict these efforts could spur demand for commodities, strengthen the standing of low cost producers of raw materials, and boost the prospects of many commodity-fueled emerging economies.

At NFJ, we target both attractively-valued stocks and dividend-paying companies to attempt to create portfolios of higher-quality equities that can help position investors for longer term outperformance and for downside protection during market drawdowns. We believe a focus on long term fundamental strength may benefit risk-on investors should today’s uncertainties fade amid favorable macroeconomic and political fallouts. Conversely, should risk become reality, causing earnings expectations—and thereby share prices—to appear stretched, we believe that managers focusing on higher-quality, dividend paying names offering downside protection may be most beneficial for clients. At NFJ, we expect our deep value, dividend-oriented process to strike this delicate balance for our investors.

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Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	7.80%	22.85%	3.83%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	1.87%	16.09%	2.46%
AllianzGI NFJ Emerging Markets Value Fund Class C	7.35%	21.89%	3.04%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	6.35%	20.89%	3.04%
AllianzGI NFJ Emerging Markets Value Fund Class P	7.88%	23.07%	4.00%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	7.89%	23.14%	4.08%
MSCI Emerging Markets Index	6.80%	17.21%	0.32%
Lipper Emerging Markets Funds Average	5.66%	16.23%	0.32%

† The Fund began operations on December 18, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on December 31, 2012.

* Cumulative returns

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 7.79% for Class A shares, 7.96% for Class C shares, 7.42% for Class P shares and 6.93% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least March 31, 2018. The Fund’s expense ratios net of this reduction are 1.14% for Class A shares, 1.89% for Class C shares, 0.98% for Class P shares and 0.89% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

China	24.6%
Taiwan	13.7%
Korea (Republic of)	12.5%
India	9.7%
Brazil	6.3%
South Africa	4.2%
Mexico	3.6%
Malaysia	3.3%
Other	14.5%
Cash & Equivalents — Net	7.6%

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AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,078.00	$1,073.50	$1,078.80	$1,078.90
Expenses Paid During Period	$7.15	$10.86	$6.17	$5.75

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,018.05	$1,014.46	$1,019.00	$1,019.40
Expenses Paid During Period	$6.94	$10.55	$5.99	$5.59

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.38% for Class A, 2.10% for Class C, 1.19% for Class P and 1.11% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI NFJ Global Dividend Value Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ Global Dividend Value Fund (the “Fund”) returned 7.66%, underperforming the MSCI ACWI (the “benchmark”), which returned 8.18%.

Market Overview

Global equities surged over the six-month period, with indices in the US and UK breaking previous record highs while many other markets reached multi-month peaks. Donald Trump’s surprise victory in the US presidential election raised hopes that his pro-growth stance would boost company profits, outweighing fears about greater protectionism. In general, developed equity markets outperformed emerging markets, with Japan leading the advance as a weaker yen lifted the prospects of the country’s exporters. In economic terms, the period was characterized by strengthening growth and rising inflation. The US Federal Reserve (the “Fed”) raised US interest rates twice—in December 2016 and again in March 2017—taking the federal funds rate to a range of 0.75% to 1.0%, with two further rate increases during 2017. In contrast, in December 2016 the European Central Bank (“ECB”) extended its bond-buying program until at least the end of 2017, but reduced the size of its monthly bond purchases. Subsequently, rising inflation in the first quarter of 2017 led to speculation that the ECB would need to wind down these measures, with President Mario Draghi noting that battle against deflation had now been won. The Bank of England and Bank of Japan left monetary policy unchanged. The US dollar strengthened significantly following Donald Trump’s surprise victory, approaching a 15-year high against its major trading partners. The Japanese yen, in particular, weakened. However, the Trump-inspired rally faded throughout the first quarter of 2017, causing the US dollar to give back some of its earlier gains. Commodities delivered mixed returns. Oil prices initially strengthened following the news that OPEC had agreed to cut production, but later weakened amid signs of rising US supply. Elsewhere, a more optimistic growth outlook boosted prices for many industrials metals, such as copper, but gold lost ground. In terms of sectors, financials stocks in the MSCI ACWI delivered robust returns amid expectations that US Federal interest rates would rise faster than expected as a result of President Trump’s policies. Other growth-oriented sectors also performed well, including information technology, materials, industrials and consumer discretionary companies. In contrast, energy lagged as oil prices failed to build on earlier gains, while traditionally defensive sectors, such as real estate, telecommunications, consumer staples, health care and utilities, underperformed.

Portfolio Review

The Fund’s relative performance versus the benchmark index was due to negative stock selection while regional allocations were positive and country allocations were neutral during the reporting period.

In terms of stock selection, the Fund’s holdings in the industrials and health care sectors contributed positively to performance during the reporting period but were overwhelmed by selection in the consumer discretionary, financials and energy sectors, which detracted from Fund returns.

Sector allocation overall contributed to relative performance, led by an overweight in financials and an underweight in real estate. Conversely, overweight positions in telecommunication services and energy detracted from the Fund’s relative returns during the reporting period.

Selection by country was modestly positive across the US, Japan and Germany, but was overwhelmed by negative selection across Spain, the UK and Norway.

Country allocation was effectively net neutral over the reporting period. The positive impact realized by the Fund’s overweight exposures in Chile and Spain was offset by overweights across the UK and Indonesia, which detracted from relative performance results.

Sector and country weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the financials and telecommunication services sectors. In contrast, the largest relative underweights were in the materials and real estate sectors.

Outlook

The current macroeconomic and political backdrop highlights the complex and ambiguous market environment that investors face today. Europe’s election super-cycle has begun in earnest after Dutch voters largely rejected their populist, anti-European Union candidate in March. Looking ahead, elections in France and Germany are scheduled for April and September, respectively. Investors are also keeping a close watch on the UK as the country embarks on a two year process of divorcing from the EU. In other words, the events that we believe have the ability to drive the direction of markets in 2017 continue to dominate news headlines while their outcomes remain unknown.

Within the US, the Trump administration’s agenda continues to materialize. As the S&P 500 climbed into 2017, some indicators suggested froth as the index trades near 18x forward price-to-earnings, three turns above the 25-year average, but below highs reached in the late 90’s and early 2000’s, according to Bloomberg data. The direction of the market from here will partly hinge on how much patience investors have while waiting for broad tax reform, de-regulation and repatriation to emerge. Investors have the challenge of reconciling “hope vs. scope” for fiscal stimulus. While we predict a fiscal stimulus program is likely in the future, the early failure to pass the “Trumpcare” legislation could be an early indication for the administration’s policy outlook. Additionally, the Fed’s most recent move had long been priced in, but we expect the outlook for future monetary policy and the speed of interest rate rises in 2017/18 should keep the markets busy in the weeks to come. If stimulus efforts end up getting watered-down too much, we predict earnings and growth expectations may look stretched.

As the last few weeks of March have demonstrated, low volatility and particularly bullish sentiment can change quickly and lead to some turbulence in the market. The book titled “The Indomitable Investor”, by Steven M. Sears contends that investors with extraordinary long-term track records are inclined to focus on mitigating risk as much as—if not more than—maximizing returns. We agree. While different headline risks, fiscal policy delays and growth

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AllianzGI NFJ Global Dividend Value Fund (cont’d)

concerns have arisen, our core philosophy and approach to the markets have remained steadfast. We believe the abovementioned backdrop, in conjunction with looming political hurdles, favors active managers who can take advantage of major and revised policy announcements as well as shifts in sentiment. We predict that NFJ process-driven approach to low valuation investing should stand to benefit if progress towards rewarding fundamentals remains intact. Conversely, we believe that in a volatile environment where market movements are anything but certain, dividends can boost total return while removing some of the sting from capital losses if the market turns lower.

Average Annual Total Return for the period ended March 31, 2017

	6 Month	*	1 Year	5 Year	Since Inception	†
AllianzGI NFJ Global Dividend Value Fund Class A	7.66%		11.18%	5.01%	8.16%
AllianzGI NFJ Global Dividend Value Fund Class A (adjusted)	1.74%		5.07%	3.83%	7.38%
AllianzGI NFJ Global Dividend Value Fund Class C	7.24%		10.36%	4.19%	7.33%
AllianzGI NFJ Global Dividend Value Fund Class C (adjusted)	6.24%		9.36%	4.19%	7.33%
AllianzGI NFJ Global Dividend Value Fund Class P	7.71%		11.36%	5.17%	8.35%
AllianzGI NFJ Global Dividend Value Fund Institutional Class	7.83%		11.52%	5.28%	8.45%
MSCI ACWI	8.18%		15.04%	8.37%	10.39%
Lipper Global Equity Income Funds Average	5.36%		10.04%	7.08%	9.26%

† The Fund began operations on June 26, 2009. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on June 30, 2009.

* Cumulative returns

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 2.77% for Class A shares, 3.40% for Class C shares, 2.47% for Class P shares and 2.32% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.89% for Class C shares, 0.94% for Class P shares and 0.85% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

United States	54.2%
United Kingdom	9.7%
Germany	4.1%
China	4.1%
Japan	4.0%
Chile	2.2%
Russian Federation	2.1%
Spain	2.1%
Other	16.2%
Cash & Equivalents — Net	1.3%

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AllianzGI NFJ Global Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,076.60	$1,072.40	$1,077.10	$1,078.30
Expenses Paid During Period	$5.70	$9.77	$4.87	$4.40

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,019.45	$1,015.51	$1,020.24	$1,020.69
Expenses Paid During Period	$5.54	$9.50	$4.73	$4.28

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.10% for Class A, 1.89% for Class C, 0.94% for Class P and 0.85% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Unaudited

AllianzGI NFJ International Small-Cap Value Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ International Small-Cap Value Fund (the “Fund”) returned 0.83%, underperforming the MSCI World ex USA Small Cap Index (the “benchmark”), which returned 4.66%.

Market Overview

International equities surged over the six-month period, with indices in the UK breaking previous record highs while many other markets reached multi-month peaks. In general, developed equity markets outperformed emerging markets, with countries across Europe and Japan leading the advance. Within the benchmark, Italy and Switzerland rose 10% or more, followed by strength from France, the Netherlands, Denmark, Belgium and Germany as optimism over improving growth helped investors overcome concerns about rising political risk. Japanese equities were lifted in part by a weaker yen, which boosted prospects for the country’s exporters. In December the European Central Bank (“ECB”) extended its bond-buying program until at least the end of 2017, but reduced the size of its monthly bond purchases. Subsequently, rising inflation in the first quarter of 2017 led to speculation that the ECB would need to wind down these measures, with President Mario Draghi noting that battle against deflation had now been won. The Bank of England and Bank of Japan left monetary policy unchanged. Commodities delivered mixed returns. Oil prices initially strengthened following the news that OPEC had agreed to cut production, but later weakened amid signs of rising US supply. Elsewhere, a more optimistic growth outlook boosted prices for many industrials metals, such as copper, but gold lost ground. In terms of sectors, information technology and financials stocks in the benchmark climbed 9%. Other growth-oriented sectors also performed well, including industrials and materials companies, in addition to utilities names. In contrast, many of the traditionally defensive sectors, such as real estate, consumer staples, health care and telecoms, underperformed

Portfolio Review

The Fund’s relative underperformance versus the benchmark index was largely due to negative stock selection, though country and sector allocations were also negative over the reporting period.

In terms of stock selection, Fund holdings in the energy and consumer staples sectors were the largest contributors to performance. However, these gains were overwhelmed by negative selection across the information technology, industrials and consumer discretionary sectors.

From a sector allocation perspective, an overweight in materials as well as an underweight in real estate boosted relative returns. Conversely, an overweight in consumer staples coupled with underweight positions in information technology and energy detracted from performance over the reporting period.

Selection by country was negative, led by holdings based in the UK, Japan and Sweden, which failed to keep pace with benchmark shares. The Fund realized gains from strong selection in Canada, Australia and Hong Kong-based holdings.

Country allocation was negative, as the Fund’s overweights in Taiwan and Hong Kong weighed on relative performance results. In contrast, an overweight in Greece and underweight in Canada aided relative performance over the reporting period.

Sector and country weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer staples and materials sectors. In contrast, the largest relative underweights were in the information technology and financials sectors.

Outlook

The current macroeconomic and political backdrop highlights the complex and ambiguous market environment that investors face today. Europe’s election super-cycle has begun in earnest after Dutch voters largely rejected their populist, anti-European Union (EU) candidate in March. Looking ahead, elections in France and Germany are scheduled for April and September, respectively. Investors are also keeping a close watch on the UK as the country embarks on a two year process of divorcing from the EU. In other words, the events that we believe have the ability to drive the direction of markets in 2017 continue to dominate news headlines while their outcomes remain unknown.

At NFJ, we target both attractively-valued stocks and dividend-paying companies to attempt to create portfolios of higher-quality equities that can help position investors for longer term outperformance and for downside protection during market drawdowns. Though such a strategy may not keep pace during sharply rising investment environments, we believe a focus on long term fundamental strength may benefit risk-on investors, venturing into equities, should today’s uncertainties fade amid favorable European election results. Conversely, should risk become reality, causing earnings expectations—and thereby share prices—to appear stretched, we believe that managers focusing on higher-quality, dividend paying names offering downside protection may be most beneficial for clients. At NFJ, we expect our deep value, dividend oriented process to strike this delicate balance for our investors.

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AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ International Small-Cap Value Fund Class A	0.83%	4.09%	9.44%
AllianzGI NFJ International Small-Cap Value Fund Class A (adjusted)	–4.72%	–1.64%	8.17%
AllianzGI NFJ International Small-Cap Value Fund Class C	0.46%	3.35%	8.65%
AllianzGI NFJ International Small-Cap Value Fund Class C (adjusted)	–0.48%	2.38%	8.65%
AllianzGI NFJ International Small-Cap Value Fund Class P	0.98%	4.28%	9.62%
AllianzGI NFJ International Small-Cap Value Fund Institutional Class	1.02%	4.43%	9.74%
AllianzGI NFJ International Small-Cap Value Fund Class R6	1.01%	4.54%	9.84%
MSCI World ex USA Small Cap Index	4.66%	11.58%	11.47%
Lipper International Small/Mid-Cap Core Funds Average	5.56%	11.66%	9.32%

† The Fund began operations on June 1, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on May 31, 2012.

* Cumulative returns

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 4.47% for Class A shares, 5.01% for Class C shares, 4.05% for Class P shares, 3.81% for Institutional Class shares and 4.89% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 2.05% for Class C shares, 1.05% for Class P shares, 1.01% for Institutional Class shares and 0.95% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

Japan	19.4%
United Kingdom	13.6%
Canada	6.7%
Sweden	5.5%
Spain	5.2%
Australia	5.0%
Hong Kong	4.9%
Finland	3.1%
Other	34.2%
Cash & Equivalents — Net	2.4%

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AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,008.30	$1,004.60	$1,009.80	$1,010.20	$1,010.10
Expenses Paid During Period	$6.51	$10.25	$5.61	$5.21	$4.76

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,018.45	$1,014.71	$1,019.35	$1,019.75	$1,020.19
Expenses Paid During Period	$6.54	$10.30	$5.64	$5.24	$4.78

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.30% for Class A, 2.05% for Class C, 1.12% for Class P, 1.04% for Institutional Class and 0.95% for Class R6), multiplied by the average account value over the period, multiplied by 182/365.

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AllianzGI NFJ International Value II Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI NFJ International Value II Fund (the “Fund”) returned 5.02%, underperforming the MSCI EAFE Index (the “benchmark”), which returned 6.48%.

Market Overview

International equities surged over the six-month period, with indices in the UK breaking previous record highs while many other markets reached multi-month peaks. In general, developed equity markets outperformed emerging markets, with countries across Europe and Japan leading the advance. Within the benchmark, Italy, Spain, Austria, France and Germany rose 10% or more as optimism over strengthening growth helped investors overcome concerns about rising political risk. Japanese equities were lifted in part by a weaker yen, which boosted prospects for the country’s exporters. In December the European Central Bank (“ECB”) extended its bond-buying program until at least the end of 2017, but reduced the size of its monthly bond purchases. Subsequently, rising inflation in the first quarter of 2017 led to speculation that the ECB would need to wind down these measures, with President Mario Draghi noting that battle against deflation had now been won. The Bank of England and Bank of Japan left monetary policy unchanged. Commodities delivered mixed returns. Oil prices initially strengthened following the news that OPEC had agreed to cut production, but later weakened amid signs of rising US supply. Elsewhere, a more optimistic growth outlook boosted prices for many industrials metals, such as copper, but gold lost ground. In terms of sectors, financials stocks in the benchmark delivered robust returns amid expectations that interest rates would rise faster than expected as a result of President Trump’s policies. Other growth-oriented sectors also performed well, including materials, information technology and industrials companies, in addition to energy names. In contrast, traditionally defensive sectors, such as consumer staples, telecommunications, real estate, utilities and health care, underperformed.

Portfolio Review

The Fund’s relative underperformance versus the benchmark index was largely due to negative stock selection, though country allocations were also negative over the reporting period. Sector allocations modestly contributed to relative results over the reporting period.

In terms of stock selection, Fund holdings in the consumer staples sector outpaced benchmark shares, but those gains were overwhelmed by negative selection across the information technology, financials and materials sectors.

From a sector allocation perspective, underweight positions in consumer staples and real estate were primary performance contributors. Conversely, an overweight in telecommunication services and underweight in information technology somewhat detracted from Fund performance over the trailing six-month period.

Selection by country was negative due to holdings across the UK, Japan and the Netherlands, which failed to keep pace with benchmark shares. In contract, the Fund’s Hong Kong, Denmark and Ireland-based holdings boosted relative results.

Country allocations were negative due to the Fund’s overweight exposures in the off-benchmark countries of China and South Korea. Underweights in Switzerland and the UK contributed during the reporting period.

Sector and region weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the financials and utilities sectors. In contrast, the largest relative underweights were in the consumer staples and health care sectors.

Outlook

The current macroeconomic and political backdrop highlights the complex and ambiguous market environment that investors face today. Europe’s election super-cycle has begun in earnest after Dutch voters largely rejected their populist, anti-European Union (EU) candidate in March. Looking ahead, elections in France and Germany are scheduled for April and September, respectively. Investors are also keeping a close watch on the UK as the country embarks on a two year process of divorcing from the EU. In other words, the events that we believe have the ability to drive the direction of markets in 2017 continue to dominate news headlines while their outcomes remain unknown.

At NFJ, we target both attractively-valued stocks and dividend-paying companies to attempt to create portfolios of higher-quality equities that can help position investors for longer term outperformance and for downside protection during market drawdowns. Though such a strategy may not keep pace during sharply rising investment environments, we believe a focus on long term fundamental strength may benefit risk-on investors, venturing into equities, should today’s uncertainties fade amid favorable European election results. Conversely, should risk become reality, causing earnings expectations—and thereby share prices—to appear stretched, we believe that managers focusing on higher-quality, dividend paying names offering downside protection may be most beneficial for clients. At NFJ, we expect our deep value, dividend oriented process to strike this delicate balance for our investors.

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AllianzGI NFJ International Value II Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI NFJ International Value II Fund Class A	5.02%	6.96%	3.22%	4.65%
AllianzGI NFJ International Value II Fund Class A (adjusted)	–0.75%	1.08%	2.06%	3.55%
AllianzGI NFJ International Value II Fund Class C	4.63%	6.13%	2.43%	3.85%
AllianzGI NFJ International Value II Fund Class C (adjusted)	3.63%	5.13%	2.43%	3.85%
AllianzGI NFJ International Value II Fund Class P	5.14%	7.11%	3.41%	4.85%
AllianzGI NFJ International Value II Fund Institutional Class	5.14%	7.17%	3.49%	4.93%
MSCI EAFE Index	6.48%	11.67%	5.83%	7.26%
Lipper International Multi-Cap Value Funds Average	6.11%	11.32%	5.52%	6.92%

† The Fund began operations on December 1, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2011.

* Cumulative returns

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.82% for Class A shares, 2.58% for Class C shares, 1.54% for Class P shares and 1.45% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.15% for Class A shares, 1.90% for Class C shares, 0.95% for Class P shares and 0.90% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Country Allocation (as of March 31, 2017)

Japan	13.0%
United Kingdom	10.7%
Canada	8.4%
France	8.1%
China	6.6%
Hong Kong	5.8%
Australia	4.0%
Netherlands	3.8%
Other	30.1%
Cash & Equivalents — Net	9.5%

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AllianzGI NFJ International Value II Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,050.20	$1,046.30	$1,051.40	$1,051.40
Expenses Paid During Period	$5.88	$9.69	$4.86	$4.60

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,019.20	$1,015.46	$1,020.19	$1,020.44
Expenses Paid During Period	$5.79	$9.55	$4.78	$4.53

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.15% for Class A, 1.90% for Class C, 0.95% for Class P and 0.90% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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AllianzGI Short Duration High Income Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Doug Forsyth, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2017, Class A Shares at net asset value (“NAV”) of the AllianzGI Short Duration High Income Fund (the “Fund”) returned 2.00%, outperforming the BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index (the “benchmark”), which returned 1.87%.

Market Overview

The high-yield market’s upward trajectory in 2016 continued into the fourth quarter of 2016 with the asset class recording its fifth-highest annual return historically. In contrast to 2016’s start to the year, the outset of 2017 began on a much firmer footing.

Several factors influenced high-yield bonds throughout the period, including constructive economic trends, corporate health, the US Federal Reserve’s (the “Fed”) rate decision and outlook, US elections and the new administration’s pro-growth agenda, sustained appetite for risk assets and commodity price strength.

In the US, positive economic reports outnumbered weaker releases, indicating ongoing growth and supporting the market’s advance. Overall, the trend in economic data reinforced the favorable credit conditions for high-yield bonds.

Credit fundamentals for most high-yield issuers displayed sustained improvement. According to BofA Merrill Lynch, both top- and bottom-line growth continued to trend higher. Furthermore, leverage continued to decline and coverage ratios increased. These statistics provided additional proof of the underlying fundamental strength of the high-yield bond market and substantiated the decline in the default rate.

The high-yield market responded positively to the Fed’s rate decisions and commentary. The central bank hiked the Fed funds rate a quarter point in both December 2016 and in March 2017. On balance, a Fed that did not deviate from its gradual approach toward policy adjustments, and a highly accommodative environment outside the US, continued to help support the performance of risk assets.

The unexpected election of Donald Trump triggered a rotation into risk assets that persisted throughout the reporting period. Investor appetite centered on optimism around the President’s pro-growth agenda and anticipation of a more favorable corporate earnings backdrop, predicated on positive tax reform, decreased regulation and increased fiscal spending.

This sentiment was also evident at the sub-asset class level and resulted in performance dispersion among the credit-rating categories. For example, within high-yield, the lowest-quality, most distressed issues outperformed higher-quality bonds.

Finally, improving industry dynamics helped lift the price of crude oil and aided in the stabilization of other commodity prices. These developments had a positive impact on many energy and materials companies.

Portfolio Review

The Fund return was positive and exceeded the performance of the benchmark. In contrast, core US bonds reported a negative return.

Industries that contributed meaningfully to performance in the period included issues in metals/mining ex steel, insurance and homebuilders/real estate followed by energy and support-services. Conversely, only one industry, healthcare, detracted from the Fund’s performance.

Issues sourced from the primary market were very minimal, while the vast majority of positions added were seasoned bonds sourced in the secondary market. Market volatility and temporary declines of bond prices in the late in the period created opportunities to purchase securities at very attractive prices. Purchases of bank loans were minimal given the lack of call protection and repricing risk in the loan market, and more attractive relative value was found in the bond market.

Outlook

Currently fixed income alternatives remain limited as core bonds continue to trade at meaningful premiums, carry significant duration risk and offer relatively low returns. We expect the Fund should continue to perform within expectations as a highly liquid, absolute return-focused solution designed to protect principal, while providing a stable source of income with lower or negative correlations to riskier assets.

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AllianzGI Short Duration High Income Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	2.00%	9.39%	4.44%	5.22%
AllianzGI Short Duration High Income Fund Class A (adjusted)	–0.30%	6.93%	3.97%	4.79%
AllianzGI Short Duration High Income Fund Class C	1.82%	9.07%	4.14%	4.87%
AllianzGI Short Duration High Income Fund Class C (adjusted)	0.83%	8.07%	4.14%	4.87%
AllianzGI Short Duration High Income Fund Class P	2.13%	9.54%	4.63%	5.40%
AllianzGI Short Duration High Income Fund Institutional Class	2.16%	9.65%	4.71%	5.50%
AllianzGI Short Duration High Income Fund Class R6	2.18%	9.68%	4.73%	5.52%
BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	1.87%	7.19%	4.90%	5.87%
Lipper High Yield Funds Average	3.93%	13.30%	5.57%	7.15%

† The Fund began operations on October 3, 2011. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 2011.

* Cumulative returns

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 0.85% for Class A shares, 1.13% for Class C shares, 0.66% for Class P shares, 0.58% for Institutional Class shares and 0.57% for Class R6 shares. The Class R6 shares ratio does not include an expense reduction contractually guaranteed through at least March 31, 2018. The Class R6 shares expense ratio net of this reduction are 0.57% for R6 Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Industry Allocation (as of March 31, 2017)

Retail	9.7%
Telecommunications	9.2%
Real Estate	6.7%
Home Builders	6.1%
Diversified Financial Services	5.7%
Healthcare-Services	4.1%
Commercial Services	3.7%
Miscellaneous Manufacturing	3.3%
Other	43.6%
Cash & Equivalents — Net	7.9%

S&P Ratings** (as of March 31, 2017)

** As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

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AllianzGI Short Duration High Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,020.00	$1,018.20	$1,021.30	$1,021.60	$1,006.00
Expenses Paid During Period	$4.28	$5.53	$3.17	$2.82	$0.91

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,020.69	$1,019.45	$1,021.79	$1,022.14	$1,022.09
Expenses Paid During Period	$4.28	$5.54	$3.18	$2.82	$2.87

*Class R6 commenced operations on February 1, 2017. The Actual expense example for Class R6 is based on the period since inception; the actual expense example for Class A, Class C, Class P and Institutional Class and the Hypothetical expense example are based on the period beginning October 1, 2016. If the Hypothetical expense example for Class R6 had been based on the period since inception, the Ending Account Value and Expenses Paid During the Period would have been: $1,007.04 and $0.91, respectively.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class(0.85% for Class A, 1.10% for Class C, 0.63% for Class P, 0.56% for Institutional Class and 0.57% for Class R6), multiplied by the average account value over the period, multiplied by 182 (58 for Class R6)/365 for the Actual expense example and 182/365 for the Hypothetical expense example.

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AllianzGI Structured Return Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value of the AllianzGI Structured Return Fund (the “Fund”) returned 2.43%, outperforming the BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark”), which returned 0.19%.

Market Overview

Structured Return navigated challenging market conditions from October 2016 through March 2017 to generate consistent, risk-controlled gains.

There were several short-lived market dislocations in 2016, which were coupled with historically low levels of implied volatility—how much option-market participants believe the equity market is going to fluctuate. The most notable event of the fourth quarter 2016 was the US Presidential Election. A steep overnight decline and rally occurred as investors digested the US presidential election outcome in a matter of hours, with the US equity market ultimately extending its gains. The S&P 500 Index—which is the underlying for the option contracts we trade -- reversed its negative start to the period and wound up advancing 3.82% for the quarter, bringing its annual gain to 11.96%.

The low levels of implied volatility persisted into the first quarter of 2017 amid another period of strong equity market growth. While the portfolio was able to perform well, returns were curtailed by extremely muted levels of implied volatility. The Volatility Index (“VIX”), which measures implied volatility of the S&P 500 Index, averaged 11.69 for the period, a quarterly average not seen since 2006.

Portfolio Review

Despite the challenging market environment, the Fund delivered positives returns every month from October 2016 through March 2017.

Class A Shares of the Fund gained 0.32% in October, profiting from range-bound spread positions but slightly curtailed by the negative mark-to-market impact of the month-end VIX spike. In November, the Fund realized slight gains from S&P 500 Index upside directional call spread positions during the equity market rally. The portfolio also profited from range-bound spreads and realized a mark-to-market recovery from October. The Fund returned 0.69% for the month. Equity markets continued to advance into December, punctuating a year of gains that exceeded many investors’ expectations, while the VIX fell back to the low teens. During the month the Fund realized gains from range-bound spread positions en route to a 0.25% return.

The Fund generated gains exclusively from range-bound spread positions in January given the flat market environment. Structured Return gained 0.51% net of fees in January as the S&P 500 Index climbed 1.90% for the month. In February, equities strengthened further, with the S&P 500 rising 3.97%. Its ascent at the end of the month was steep enough that the index approached a few S&P 500 Index call strikes. This prompted some upside restructuring, at a cost of approximately 20 basis points. Beyond the realized cost, the portfolio also experienced some negative mark-to-market with the index so close to our strikes. Still, the Fund was positive for the month, returning 0.25%.

With equity indexes steadying in March 2017, the portfolio delivered above-target gains. Range-bound spreads led the way, with performance also boosted by the mark-to-market recovery from positions that had been marked down expiring intact. We were somewhat remiss that the portfolio was unable to capture gains from directional positions that we had tactically constructed in advance of the widely anticipated vote on health care legislation. These positions would have benefited from an equity-market decline in the days and weeks following the scheduled March 23rd vote. Yet as has frequently been the case in recent quarters, the issue turned out to be a non-event for the equity and volatility indexes.

Outlook

With equity markets showing remarkable resilience and the VIX unable to sustain any increase, we will attempt to continue to position the portfolio with prudence, even if it means lower return expectations. The Fund’s performance target already presumes a low VIX, but if volatility were to remain exceptionally low all year, realistically we expect the portfolio to perform at the bottom end of its typical range or perhaps slightly lower.

That said, we are only one quarter into 2017, and anything can happen from here. There are certainly many potential geopolitical and economic news catalysts—the French election in May, for example—that could disrupt the current sanguine environment, even though in our view, nothing has thus far. We believe that one or two equity-market corrections over the course of the year, which is statistically typical, would be a welcome occurrence if the moves were to bring about a higher prevailing VIX level.

In the meantime, we remain focused on attempting to pursue gains responsibly. As always, we believe the Fund is positioned to perform through as wide a range of market scenarios as possible.

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AllianzGI Structured Return Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI Structured Return Fund Class A	2.43%	5.22%	4.40%
AllianzGI Structured Return Fund Class A (adjusted)	–3.20%	–0.57%	3.04%
AllianzGI Structured Return Fund Class C	2.01%	4.39%	3.61%
AllianzGI Structured Return Fund Class C (adjusted)	1.02%	3.39%	3.61%
AllianzGI Structured Return Fund Class P	2.54%	5.40%	4.57%
AllianzGI Structured Return Fund Institutional Class	2.53%	5.43%	4.64%
AllianzGI Structured Return Fund Class R6	2.67%	5.62%	4.77%
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.19%	0.36%	0.14%
Lipper Absolute Return Funds Average	2.69%	5.07%	2.71%

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

* Cumulative returns

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.29% for Class A shares, 2.09% for Class C shares, 1.06% for Class P shares, 1.00% for Institutional Class shares and 0.98% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.90% for Class C shares, 0.89% for Class P shares, 0.81% for Institutional Class shares and 0.79% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Asset Allocation (as of March 31, 2017)

Exchange-Traded Funds	90.0%
Cash & Equivalents — Net (including Options Purchased and Written)	10.0%

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AllianzGI Structured Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,024.30	$1,020.10	$1,025.40	$1,025.30	$1,015.70
Expenses Paid During Period	$5.35	$9.22	$4.14	$4.09	$2.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,019.65	$1,015.81	$1,020.84	$1,020.89	$1,021.49
Expenses Paid During Period	$5.34	$9.20	$4.13	$4.08	$3.48

* Class R6 commenced operations on December 2, 2016. The Actual expense example for Class R6 is based on the period since inception; the Actual expense example for Class A, Class C, Class P and Institutional Class and the Hypothetical expense example are based on the period beginning October 1, 2016. If the Hypothetical expense example for Class R6 had been based on the period since inception, the Ending Account Value and Expenses Paid During the Period would have been: $1,013.82 and $2.23, respectively.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.06% for Class A, 1.83% for Class C, 0.82% for Class P, 0.81% for Institutional Class and 0.69% for Class R6), multiplied by the average account value over the period, multiplied by 182 (117 for Class R6)/365 for the Actual expense example and 182/365 for the Hypothetical expense example. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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AllianzGI U.S. Equity Hedged Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2017, Class A shares at net asset value (“NAV”) of the AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned 6.24%, underperforming the S&P 500 Index (the “benchmark”), which returned 10.12%

Market Overview

The Fund generated positive returns from October 2016 through March 2017 during a period of strong equity-market growth, while continually hedging against downside equity market risk.

The most notable highlight of the period was the steep overnight S&P 500 Index decline and rally in November 2016 as investors digested the US presidential election outcome in a matter of hours. In October, the S&P 500 snapped a seven-month positive streak, with weakness intensifying toward the end of the month on election uncertainty. Subsequently, on November 8th, the Donald Trump victory initially shocked markets—with the S&P 500 Index futures plunging 5% overnight—the maximum decline allowed by trading limits. But after just a few hours a strong reversal took hold, with the S&P 500 actually finishing the trading day in positive territory. From there, the US equity climb continued through the end of the year, bringing the S&P 500’s annual gain to 11.96%.

Equity markets continued their surge to start the new year, extending the post-election trend, with several major indexes climbing to record highs. The equities markets climbed for all three months in the first quarter, while implied volatility, represented by the Volatility Index (“VIX”), remained in the low teens. The equity market ascent was steepest in February, with the S&P 500 Index rising 3.97% for the month.

Portfolio Review

The Fund is a collar strategy that seeks to provide protection against downside equity-market moves while asymmetrically preserving the upside potential of the underlying passive equity portfolio. The Fund pursues this objective by purchasing laddered, long-duration equity index put options and selling short-duration index calls at strike distances that vary depending on the level of the VIX, a measure of S&P 500 option prices. The goal of this duration mismatch is for the short call positions to stay out of the way of rising equity markets while the longer-dated put positions continuously hedge the downside risk associated with Fund’s long S&P 500 exposure.

In October, the Fund returned -1.48%, as the portfolio’s long put positions helped cushion the S&P 500 Index decline. Then, as the S&P 500 Index rebounded in November, the portfolio’s short-duration calls, which had been written approximately 3% out of the money, enabled the Fund to meaningfully participate. The Fund returned 2.88% in November, outperforming other comparable collar strategies for the month. The Fund largely kept pace with the equity market advance in December, returning 1.49% for the month.

Moving into the new year, the fund’s short call strikes, which had been written approximately 3-4% out-of-the-money at position inception in the low-VIX environment, were able to accommodate January’s equity market gain. In February, the market ascent at the end of the month was steep enough that the index approached a few of our short call strikes, prompting some restructuring. However, the Fund still captured the majority of the equity market upside, returning 2.40% for the month. The Fund’s level of participation in the equity rally compared favorably among collar strategies as many funds struggled to keep pace with the two-month surge. As markets steadied in March, the Fund lagged, with a return of -0.41% for the month.

Outlook

So far the equity markets have shown remarkable resilience at the start of the year. Recent US equity market dislocations have been very short-lived, with the underlying market trend having tended to prevail over any short-term surprise.

That said, we are only one quarter into 2017, and anything can happen from here. There are certainly many potential geopolitical and economic news catalysts—the French election in May, for example—that could disrupt the current sanguine environment, even though we believe that nothing has thus far.

If a sharp decline by the S&P 500 were to occur, we believe the Fund is positioned to limit losses and control risk. It is our opinion that the reliability of the Fund’s long put program not only offers some protection of capital, but presumably also enables investors to take more risk in other parts of their portfolio.

Until the markets undergo a longer-lasting, more significant period of decline, we believe the Fund will not have an opportunity to demonstrate the full scope of its benefit. Yet even in a persistent bull market, it is our opinion that the Fund has shown it can provide solid capital appreciation and a reassuring risk profile.

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	6.24%	10.83%	6.55%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	0.40%	4.73%	5.16%
AllianzGI U.S. Equity Hedged Fund Class C	5.85%	10.01%	5.78%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	4.85%	9.01%	5.78%
AllianzGI U.S. Equity Hedged Fund Class P	6.31%	11.05%	6.71%
AllianzGI U.S. Equity Hedged Fund Institutional Class	6.36%	11.09%	6.83%
S&P 500 Index	10.12%	17.17%	15.11%
Lipper Alternative Long/Short Equity Funds Average	4.59%	6.93%	5.38%

† The Fund began operations on December 3, 2012. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on November 30, 2012.

* Cumulative returns

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 3.72% for Class A shares, 4.46% for Class C shares, 3.38% for Class P shares and 3.18% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.34% for Class A shares, 2.09% for Class C shares, 1.19% for Class P shares and 1.09% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Asset Allocation (as of March 31, 2017)

Exchange-Traded Funds	76.7%
Cash & Equivalents — Net (including Options Purchased and Written)	23.3%

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,062.40	$1,058.50	$1,063.10	$1,063.60
Expenses Paid During Period	$6.43	$10.26	$5.66	$5.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,018.70	$1,014.96	$1,019.45	$1,019.95
Expenses Paid During Period	$6.29	$10.05	$5.54	$5.04

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365. These expenses do not include the expenses of the investment companies in which the Fund invests, which are indirectly borne by Fund shareholders.

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AllianzGI U.S. Small-Cap Growth Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Steven Lyford, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2017, Class A Shares at net asset value (“NAV”) of the AllianzGI U.S. Small-Cap Growth Fund (the “Fund”) returned 8.20%, underperforming the Russell 2000 Growth Index (the “benchmark”), which returned 9.11%.

Market Overview

US risk assets surged in the fourth quarter, with equities posting some of the most robust gains. Although smaller-cap stocks were a beneficiary of this appetite for risk, the stock market rally was broad based with the S&P 500, Dow Jones Industrial Average, Russell 2000 and Nasdaq Composite Indexes recording new all-time highs in the period. Initially, equities declined during October 2016, but losses were quickly recovered after election results triggered a relentless rally that lasted into year-end.

This upward trend persisted through the remainder of the reporting period due to elevated sentiment, which in part, centered on continued optimism around President Trump’s policies and pro-growth agenda. Investor conviction was tested with the withdrawal of the health care bill and a decline in oil prices, but these events did little to shake their resolve as markets recovered into period end.

US equity markets responded favorably to the US Federal Reserve’s (the “Fed”) commentary and their decision to raise the Fed funds rate in December 2016 and again in March 2017. Outside of the US, global central banks maintained aggressive measures to stimulate their respective economies.

Corporate profits rose year-over-year at the end of December 2016, and fourth-quarter fundamentals for most stocks displayed sustained improvement.

Finally, positive economic reports outnumbered weaker releases, indicating ongoing growth and supporting the market’s advance.

Against this backdrop, the Russell 2000 Index returned 11.52% and outperformed the Russell 1000 Index, which returned 10.09%. Within the small cap universe, growth-oriented stocks underperformed value-oriented stocks. Specific to the benchmark, sector performance was predominantly positive. Financials, materials, and industrials were the strongest-performing sectors. In contrast, the energy sector declined and consumer staples, health care and real estate trailed the overall market.

Portfolio Review

The Fund underperformed its benchmark over the reporting period. From an attribution perspective, security selection was a positive contributor to relative performance, but the benefit was more than offset by asset weighting effects at the sector level. In particular, stock picking was additive in the information technology, healthcare, and energy sectors, followed by materials. Conversely, security selection in industrials, consumer discretionary and consumer staples detracted. Separately, overweights in energy and financials hurt relative performance, equalizing overall stock-picking strength.

Outlook

We expect, along with many others, the US economy to expand at a moderate pace in 2017 and we believe the steepness of the Treasury yield curve supports this notion. Outside of positive economic trends, we believe the President’s agenda could spur even faster economic growth. After bottoming in the second quarter, corporate profits accelerated into year-end, and, we believe, based on bottom-up estimates, are poised to trend higher in 2017. Additionally, we believe the potential for decreased regulation, positive tax reform and increased fiscal spending could create the most favorable backdrop for corporate earnings in years. US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual, measured approach toward adjustments. The Federal Open Market Committee is projecting two more interest rate hikes in 2017, signaling its confidence in the US economy’s ability to grow.

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AllianzGI U.S. Small-Cap Growth Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI U.S. Small-Cap Growth Fund Class A	8.20%	17.14%	7.41%	5.60%	7.03%
AllianzGI U.S. Small-Cap Growth Fund Class A (adjusted)	2.24%	10.70%	6.20%	5.00%	6.77%
AllianzGI U.S. Small-Cap Growth Fund Class C	7.66%	16.11%	6.57%	4.80%	6.22%
AllianzGI U.S. Small-Cap Growth Fund Class C (adjusted)	6.80%	15.19%	6.57%	4.80%	6.22%
AllianzGI U.S. Small-Cap Growth Fund Class R	8.01%	16.80%	7.16%	5.35%	6.77%
AllianzGI U.S. Small-Cap Growth Fund Class P	8.22%	17.20%	7.59%	5.82%	7.28%
AllianzGI U.S. Small-Cap Growth Fund Institutional Class	8.32%	17.34%	7.70%	5.93%	7.38%
Russell 2000 Growth Index	9.11%	23.03%	12.10%	8.06%	7.29%
Lipper Small-Cap Growth Funds Average	8.56%	22.09%	10.49%	7.24%	8.29%

† The Fund began operations on December 1, 1993. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on September 30, 1993.

* Cumulative returns

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s gross expense ratios are 1.97% for Class A shares, 2.83% for Class C shares, 2.24% for Class R shares, 1.76% for Class P shares, 1.75% for Institutional Class shares and 1.46% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least January 31, 2018. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 2.00% for Class C shares, 1.45% for Class R shares, 1.05% for Class P shares, 0.96% for Institutional Class shares and 0.95% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Industry Allocation (as of March 31, 2017)

Semiconductors & Semiconductor Equipment	7.2%
Health Care Equipment & Supplies	7.0%
Banks	6.8%
Internet Software & Services	6.8%
Hotels, Restaurants & Leisure	6.7%
Machinery	5.1%
Biotechnology	4.4%
Electronic Equipment, Instruments & Components	4.1%
Other	48.5%
Cash & Equivalents — Net	3.4%

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AllianzGI U.S. Small-Cap Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,082.00	$1,076.60	$1,080.10	$1,082.20	$1,083.20
Expenses Paid During Period	$6.23	$10.35	$7.52	$5.45	$4.99

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,018.95	$1,014.96	$1,017.70	$1,019.70	$1,020.14
Expenses Paid During Period	$6.04	$10.05	$7.29	$5.29	$4.84

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 2.00% for Class C, 1.45% for Class R, 1.05% for Class P and 0.96% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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AllianzGI Ultra Micro Cap Fund

For the period of October 1, 2016 through March 31, 2017, as provided by Robert Marren, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2017, Class A Shares at net asset value (“NAV”) of the AllianzGI Ultra Micro Cap Fund (the “Fund”) returned 6.21%, outperforming the Russell Microcap Growth Index (the “benchmark”), which returned 4.13%.

Market Overview

US risk assets surged in the fourth, quarter of 2016 with equities posting some of the most robust gains. Although smaller-cap stocks were a beneficiary of this appetite for risk, the stock market rally was broad based with the S&P 500, Dow Jones Industrial Average, Russell 2000 and Nasdaq Composite Indexes recording new all-time highs in the period. Initially, equities declined during October, but losses were quickly recovered after election results triggered a relentless rally that lasted into year-end.

This upward trend persisted through the remainder of the reporting period due to elevated sentiment, which in part, centered on continued optimism around President Trump’s policies and pro-growth agenda. Investor conviction was tested with the withdrawal of the health care bill and a decline in oil prices, but these events did little to shake their resolve as markets recovered into period end.

US equity markets responded favorably to the US Federal Reserve’s (the “Fed”) commentary and their decision to raise the Fed funds rate in December 2016 and again in March 2017. Outside of the US, global central banks maintained aggressive measures to stimulate their respective economies.

Corporate profits rose year-over-year at the end of December 2016, and fourth-quarter fundamentals for most stocks displayed sustained improvement.

Finally, positive economic reports outnumbered weaker releases, indicating ongoing growth and supporting the market’s advance.

Against this backdrop, the benchmark returned 10.47% and underperformed the Russell 2000 Index, which returned 11.52%. Within the microcap universe, growth-oriented stocks trailed value-oriented stocks. Specific to the benchmark, sector performance was predominantly positive. Among the more heavily weighted sectors, consumer discretionary, industrials and information technology were among the strongest-performing.. In contrast, health care was the only sector to close with a loss, while the energy sector ended higher, underperforming the overall market.

Portfolio Review

The Fund outperformed its benchmark over the reporting period. From an attribution perspective, security selection drove relative outperformance whereas asset weighting effects were neutral. For example, stock picking was beneficial in health care, followed by financials, materials and consumer staples among other sectors. Conversely, security selection was a source of weakness in the information technology and consumer discretionary sectors. Separately, an overweight in financials and an underweight in health care helped relative performance, but the benefit was partially offset by underweights in utilities, real estate and telecom services.

Outlook

We expect, along with many others, the US economy to expand at a moderate pace in 2017 and the steepness of the Treasury yield curve supports this notion. Outside of positive economic trends, we believe President Trump’s agenda could spur even faster economic growth. After bottoming in the second quarter, corporate profits accelerated into year-end, and based on bottom-up estimates, we believe they are poised to trend higher in 2017. Additionally, we believe the potential for decreased regulation, positive tax reform and increased fiscal spending could create the most favorable backdrop for corporate earnings in years. US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual, measured approach toward adjustments. The Federal Open Market Committee is projecting two more interest rate hikes in 2017, signaling confidence in the US economy’s ability to grow.

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AllianzGI Ultra Micro Cap Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2017

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	6.21%	19.87%	10.73%	11.56%
AllianzGI Ultra Micro Cap Fund Class A (adjusted)	0.37%	13.28%	9.48%	10.87%
AllianzGI Ultra Micro Cap Fund Class P	6.38%	20.27%	11.01%	11.83%
AllianzGI Ultra Micro Cap Fund Institutional Class	6.37%	20.28%	10.99%	11.89%
Russell Microcap Growth Index	4.13%	20.24%	10.72%	7.80%
Lipper Small-Cap Growth Funds Average	8.56%	22.09%	10.49%	8.49%

† The Fund began operations on January 28, 2008. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on January 31, 2008.

* Cumulative returns

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 133 and 134 for more information. The Fund’s expense ratios are 2.26% for Class A shares, 1.97% for Class P shares and 1.94% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2017, as revised April 10, 2017.

Cumulative Returns Through March 31, 2017

Industry Allocation (as of
 March 31, 2017 )

Biotechnology	11.0%
Banks	9.1%
Health Care Equipment & Supplies	8.4%
Pharmaceuticals	5.9%
Semiconductors & Semiconductor Equipment	5.3%
Construction & Engineering	5.0%
Internet Software & Services	5.0%
Health Care Providers & Services	4.2%
Other	44.8%
Cash & Equivalents — Net	1.3%

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AllianzGI Ultra Micro Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,062.10	$1,063.80	$1,063.70
Expenses Paid During Period	$12.34	$10.65	$10.65

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/16)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/17)	$1,012.96	$1,014.61	$1,014.61
Expenses Paid During Period	$12.04	$10.40	$10.40

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.40% for Class A, 2.07% for Class P and 2.07% for Institutional Class), multiplied by the average account value over the period, multiplied by 182/365.

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Important Information

Effective September 30, 2015, the Trust’s fiscal year end changed from November 30th to September 30th.

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI U.S. Small-Cap Growth Fund (10/93), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target-Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class D and Class B shares were converted into Class A shares on November 13, 2015 and December 4, 2015, respectively.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Funds’ Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Investment Manager and Sub-Adviser, as applicable, will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Investment Manager and Sub-Adviser may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes), on the Allianz Global Investors Distributors LLC’s website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Important Information (cont’d)

The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through March 31, 2017.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Shareholders may be subject to an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000. This fee is not included in the shareholder expense example. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the Funds and when comparing the expenses of these Funds with other funds.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”) or in the case of AllianzGI Convertible Fund, AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund, S&P Global Ratings (“S&P”).

Unless otherwise noted, presentations of credit ratings information in this report use ratings provided by Moody’s because of, among other reasons, the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. With respect to AllianzGI Convertible Fund, AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund, presentations of credit ratings information in this report use ratings provided by S&P because of, among other reasons, the applicable portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the respective portfolios, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Funds also display S&P credit ratings information in materials provided in client presentations.

Bonds not rated by Moody’s or S&P, or bonds that do not have a rating available from Moody’s or S&P are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s, S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

All the information on the Fund Summary pages, including Fund Insights, Average Annual Total Return Tables, Cumulative Return Charts, Shareholder Expense Examples and Allocation/Credit Rating Summaries is unaudited.

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY, 10019, us.allianzgi.com, 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes).

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark	The AllianzGI 2020 Strategic Benchmark, AllianzGI 2025 Strategic Benchmark, AllianzGI 2030 Strategic Benchmark, AllianzGI 2035 Strategic Benchmark, AllianzGI 2040 Strategic Benchmark, AllianzGI 2045 Strategic Benchmark, AllianzGI 2050 Strategic Benchmark and AllianzGI 2055 Strategic Benchmark each represents the performance of a custom blended index developed by AllianzGI U.S. For periods prior to October 1, 2016, the blended benchmark is comprised of six underlying indices: Bloomberg Barclays US Treasury Bills 1-3 Month Index, Bloomberg Barclays US TIPS Index, Bloomberg Barclays US Aggregate Bond Index, Dow Jones US Select REIT Index, Bloomberg Commodity Index and MSCI ACWI Index. The proportion of these underlying indices reflected each Target Fund’s strategic glidepath since inception. For this period, the glidepath started with 90% weight to the Equity, REIT and Commodity Indices, and became more conservative to end at the target retirement date with 25% in these indices. Starting October 1, 2016, the blended benchmark is comprised of three underlying indices: MSCI USA Index, MSCI ACWI ex USA Index and Bloomberg Barclays US Aggregate Bond Index. The strategic weights to these indices reflect the glidepath which starts with a 93% weight to the Equity Indices, becoming more conservative to end 5 years past the target retirement date with 30% weight to the equity indices.

AllianzGI Retirement Income Strategic Benchmark	The AllianzGI Retirement Income Strategic Benchmark represents the performance of a custom blended index developed by the Adviser. For periods prior to October 1, 2016, the blended benchmark is comprised of six underlying indices: 10% Bloomberg Barclays US Treasury Bills 1-3 Month Index, 25% Bloomberg Barclays US Treasury US TIPS Index, 40% Bloomberg Barclays US Aggregate Bond Index, 1.5% Dow Jones US Select REIT Index, 3% Bloomberg Commodity Index and 20.5% MSCI ACWI Index. Starting October 1, 2016, the blended benchmark is comprised of three underlying indices: 20% MSCI USA Index, 10% MSCI ACWI ex USA Index and 70% Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Global Aggregate Bond Index	The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays Global High Yield Index	The Bloomberg Barclays Global High Yield Index is a multi-currency flagship measure of the global high yield debt market. The index represents the union of the US High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices.

Bloomberg Barclays US Aggregate Bond Index	The Bloomberg Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index is composed of securities from the Bloomberg Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market.

Bloomberg Barclays US Credit Index	The Bloomberg Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays US Government Bond Index	The Bloomberg Barclays US Government Bond Index is the US Government component of the US Government/Credit Index. It includes US dollar-denominated, fixed-rate, nominal US Treasuries and US agency debentures (securities issued by US government owned or government sponsored entities, and debt explicitly guaranteed by the US government.

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Benchmark Descriptions (cont’d)

Index	Description
Bloomberg Barclays US Government Inflation-Linked Bond Index	The Bloomberg Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

Bloomberg Barclays US TIPS Index	The Bloomberg Barclays US Treasury US TIPS Index consists of Inflation-Protection securities issued by the US Treasury.

Bloomberg Barclays US Treasury Bills 1-3 Month Index	The Bloomberg Barclays US Treasury Bills 1-3 Month Index includes US Treasury bills with a remaining maturity from 1 up to (but not including) 3 months.

Bloomberg Barclays US Universal Bond Index	The Bloomberg Barclays US Universal Bond Index represents the union of the US Aggregate Index, the US High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index.

Bloomberg Commodity Index	The Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Indexes.

BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index is a subset of the BofA Merrill Lynch US Cash Pay High Yield Index, including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of US dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market.

BofA Merrill Lynch 3-Month US Treasury Bill Index	The BofA Merrill Lynch 3-Month US Treasury Bill Index tracks the performance of the 3-month US Treasury markets.

BofA Merrill Lynch US Convertibles Index	The BofA Merrill Lynch US Convertibles Index tracks the performance of publicly issued US dollar denominated convertible securities of US companies.

BofA Merrill Lynch High Yield Master II Index	The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar-denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

Custom Real Asset Benchmark	The Custom Real Asset Benchmark represents the performance of a hypothetical index developed by AllianzGI U.S. This blended benchmark is comprised of seven underlying indices in the following proportions: 25% Dow Jones UBS Commodity Total Return Index, 25% MSCI World Real Estate Index, 25% Bloomberg Barclays US Government Inflation-Linked Bond Index, 6.25% DAX Global Agribusiness Index, 7.5% MSCI World Energy Index, 6.25% MSCI World Materials Index and 5% MSCI ACWI Industrials (equal-weighted) Index. The Dow Jones UBS Commodity Total Return Index tracks prices of futures contracts on physical commodities on the commodity markets. The MSCI World Real Estate Index is a free float-adjusted market capitalization index that consists of large and mid cap equity REITs across 23 Developed Markets (DM) countries, which generate a majority of their revenue and income from real estate rental and leasing operations. The Bloomberg Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

136	March 31, 2017 |	Semiannual Report

Index	Description
Dow Jones Sustainability World Total Return Index	The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

Dow Jones US Select REIT Index	The Dow Jones US Select REIT Index measures the performance of publicly traded REITs and REIT-like securities.

JP Morgan Corporate Emerging Markets Broad Diversified Index (CEMBI)	The JP Morgan Corporate Emerging Markets Broad Index (CEMBI) tracks total returns of US dollar-denominated debt instruments issued by corporate entities in emerging market countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an investable universe of corporate bonds. Both indices are also available in Diversified versions.

JP Morgan Emerging Markets Bond Index Global (EMBI Global)	The JP Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign entities: Brady bonds, loans, Eurobonds.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)	The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM)	The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Variations of the index are available to allow investors to select the most appropriate benchmark for their objectives.

Morningstar Lifetime Conservative Series: Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Lifetime Conservative Income	The Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Lifetime Conservative Income Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a US investor’s investment horizon until retirement. The conservative risk profile is for investors who are comfortable with below-average exposure to equity market volatility.

Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055

The Morningstar Lifetime Moderate 2020, Morningstar Lifetime Moderate 2025, Morningstar Lifetime Moderate 2030, Morningstar Lifetime Moderate 2035, Morningstar Lifetime Moderate 2040, Morningstar Lifetime Moderate 2045, Morningstar Lifetime Moderate 2050 and Morningstar Lifetime Moderate 2055 Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a U.S. investor’s investment horizon until retirement. The moderate risk profile is for investors who are comfortable with average exposure to equity market volatility.

MSCI ACWI ex USA Growth Index	The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the United States.

Semiannual Report	| March 31, 2017	137

Unaudited

Benchmark Descriptions (cont’d)

Index	Description
MSCI ACWI ex USA Index	The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across Developed Markets countries around the world, excluding the US and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Small Cap Index	The MSCI Emerging Markets Small Cap Index includes small cap representation across 23 Emerging Markets countries. The index covers approximately 14% of the free float-adjusted market capitalization in each country. The Small cap segment tends to capture more local economic and sector characteristics relative to larger Emerging Markets capitalization segments.

MSCI Europe Index (Net)	The MSCI Europe Index (Net) ptures large and mid cap representation across Developed Markets countries in Europe. The index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.

MSCI USA Index	The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. The index covers approximately 85% of the free float-adjusted market capitalization in the US.

MSCI World ex USA Small Cap Index	The MSCI World ex USA Small Cap Index captures small cap representation across Developed Markets countries excluding the United States.

MSCI World High Dividend Yield Index	The MSCI World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. Performance data shown for the index is net of dividend tax withholding.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Real Estate Index	The MSCI World Real Estate Index is a free float-adjusted market capitalization index that consists of large and mid-cap equity across Developed Markets countries. All securities in the index are classified in the Real Estate Sector according to the Global Industry Classification Standard (GICS®).

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

138	March 31, 2017 |	Semiannual Report

Index	Description
Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index and represents approximately 10% of total market capitalization of that index.

Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Microcap Index	The Russell Microcap Index measures the performance of the microcap segment of the US equity market. It makes up less than 3% of the US equity market.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large cap segment of the US equities market.

S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. This index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

USD Overnight LIBOR	USD Overnight LIBOR (London Interbank Offered Rate) is the average interest rate at which leading banks in London borrow US dollar funds from one another with a maturity of one day (overnight).

Semiannual Report	| March 31, 2017	139

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI Retirement 2020 Fund

	Shares	Value
Mutual Funds (a)—92.3%
AllianzGI Advanced Core Bond	604,895	$8,904,061
AllianzGI Best Styles U.S. Equity (c)	354,547	6,016,661
AllianzGI Emerging Markets Debt (b)	57,073	833,841
AllianzGI Emerging Markets Small-Cap (b)	17,765	291,168
AllianzGI Global Dynamic Allocation (c)	1,685,522	32,092,332
AllianzGI Short Duration High Income (c)	72,911	1,103,875

Total Mutual Funds (cost—$47,962,469)		49,241,938

Exchange-Traded Funds—2.7%
Vanguard Intermediate-Term Corporate Bond (cost—$1,462,708)	16,785	1,449,889

	Principal Amount (000s)
Repurchase Agreements—4.4%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $2,349,018; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $2,400,077 including accrued interest
(cost—$2,349,000)	$2,349	2,349,000

Total Investments (cost—$51,774,177)—99.4%		53,040,827

Other assets less liabilities (d)—0.6%		305,540

Net Assets—100.0%		$53,346,367

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

AllianzGI Retirement 2025 Fund

	Shares	Value
Mutual Funds (a)—95.1%
AllianzGI Advanced Core Bond	313,239	$4,610,875
AllianzGI Best Styles Global Equity (c)	1,325	22,435
AllianzGI Best Styles U.S. Equity (c)	362,547	6,152,430
AllianzGI Emerging Markets Debt (b)	21,196	309,674
AllianzGI Emerging Markets Small-Cap (b)	19,074	312,627
AllianzGI Global Dynamic Allocation (c)	2,463,985	46,914,271
AllianzGI Short Duration High Income (c)	25	372

Total Mutual Funds (cost—$56,453,495)		58,322,684

	Principal Amount (000s)
Repurchase Agreements—3.8%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $2,309,017; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $2,355,660 including accrued interest
(cost—$2,309,000)	$2,309	2,309,000

Total Investments (cost—$58,762,495)—98.9%		60,631,684

Other assets less liabilities (d)—1.1%		681,958

Net Assets—100.0%		$61,313,642

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

AllianzGI Retirement 2030 Fund

	Shares	Value
Mutual Funds (a)—96.2%
AllianzGI Best Styles Global Equity (c)	296,671	$5,022,638
AllianzGI Best Styles U.S. Equity (c)	546,572	9,275,320
AllianzGI Emerging Markets Small-Cap (b)	43,264	709,094
AllianzGI Global Dynamic Allocation (c)	2,526,152	48,097,926

Total Mutual Funds (cost—$60,166,617)		63,104,978

	Principal Amount (000s)
Repurchase Agreements—1.5%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $951,007; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $973,004 including accrued interest
(cost—$951,000)	$951	951,000

Total Investments (cost—$61,117,617)—97.7%		64,055,978

Other assets less liabilities (d)—2.3%		1,525,175

Net Assets—100.0%		$65,581,153

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

140	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI Retirement 2035 Fund

	Shares	Value
Mutual Funds (a)— 95.7%
AllianzGI Best Styles Global Equity (c)	900,956	$15,253,177
AllianzGI Best Styles U.S. Equity (c)	510,804	8,668,337
AllianzGI Emerging Markets Small-Cap (b)	35,555	582,751
AllianzGI Global Dynamic Allocation (c)	1,315,054	25,038,632

Total Mutual Funds (cost—$46,675,114)		49,542,897

	Principal Amount (000s)
Repurchase Agreements—3.0%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $1,578,012; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $1,612,534 including accrued interest
(cost—$1,578,000)	$1,578	1,578,000

Total Investments (cost—$48,253,114)—98.7%		51,120,897

Other assets less liabilities (d)—1.3%		665,645

Net Assets—100.0%		$51,786,542

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

AllianzGI Retirement 2040 Fund

	Shares	Value
Mutual Funds (a)—95.6%
AllianzGI Best Styles Global Equity (c)	1,261,778	$21,361,904
AllianzGI Best Styles U.S. Equity (c)	535,524	9,087,848
AllianzGI Emerging Markets Small-Cap (b)	30,202	495,005
AllianzGI Global Dynamic Allocation (c)	756,437	14,402,570

Total Mutual Funds (cost—$42,352,240)		45,347,327

	Principal Amount (000s)
Repurchase Agreements—2.4%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $1,155,009; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $1,180,258 including accrued interest
(cost—$1,155,000)	$1,155	1,155,000

Total Investments (cost—$43,507,240)—98.0%		46,502,327

Other assets less liabilities (d)—2.0%		969,897

Net Assets—100.0%		$47,472,224

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

AllianzGI Retirement 2045 Fund

	Shares	Value
Mutual Funds (a)—94.5%
AllianzGI Best Styles Global Equity (c)	933,014	$15,795,921
AllianzGI Best Styles U.S. Equity (c)	344,134	5,839,950
AllianzGI Emerging Markets Small-Cap (b)	17,824	292,137
AllianzGI Global Dynamic Allocation (c)	322,191	6,134,521

Total Mutual Funds (cost—$26,113,824)		28,062,529

	Principal Amount (000s)
Repurchase Agreements—4.1%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $1,205,009; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $1,233,686 including accrued interest
(cost—$1,205,000)	$1,205	1,205,000

Total Investments (cost—$27,318,824)—98.6%		29,267,529

Other assets less liabilities (d)—1.4%		412,635

Net Assets—100.0%		$29,680,164

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	141

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI Retirement 2050 Fund

	Shares	Value
Mutual Funds (a)—95.0%
AllianzGI Best Styles Global Equity (c)	933,176	$15,798,662
AllianzGI Best Styles U.S. Equity (c)	337,684	5,730,489
AllianzGI Emerging Markets Small-Cap (b)	17,132	280,788
AllianzGI Global Dynamic Allocation (c)	263,477	5,016,602

Total Mutual Funds (cost—$24,934,485)		26,826,541

	Principal Amount (000s)
Repurchase Agreements—4.8%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $1,353,010; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $1,384,254 including accrued interest
(cost—$1,353,000)	$1,353	1,353,000

Total Investments (cost—$26,287,485)—99.8%		28,179,541

Other assets less liabilities (d)—0.2%		59,589

Net Assets—100.0%		$28,239,130

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.
AllianzGI Retirement 2055 Fund

	Shares	Value
Mutual Funds (a)—94.3%
AllianzGI Best Styles Global Equity (c)	380,949	$6,449,475
AllianzGI Best Styles U.S. Equity (c)	139,133	2,361,090
AllianzGI Emerging Markets Small-Cap (b)	6,087	99,772
AllianzGI Global Dynamic Allocation (c)	106,175	2,021,564

Total Mutual Funds (cost—$10,206,239)		10,931,901

	Principal Amount (000s)
Repurchase Agreements—3.8%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $440,003; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $451,704 including accrued interest
(cost—$440,000)	$440	440,000

Total Investments (cost—$10,646,239)—98.1%		11,371,901

Other assets less liabilities (d)—1.9%		216,690

Net Assets—100.0%		$11,588,591

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

AllianzGI Retirement Income Fund

	Shares	Value
Mutual Funds—77.5%
AllianzGI Emerging Markets Debt (b)(c)	198,519	$2,900,366
AllianzGI High Yield Bond (b)(c)	643,225	5,743,999
AllianzGI NFJ Global Dividend Value (b)(c)	324,512	5,279,810
AllianzGI Short Duration High Income (b)(d)	696,003	10,537,486
Harvest Funds Intermediate Bond (c)	170,557	1,732,862
PIMCO Capital Securities and Financials (b)(c)	309,817	3,166,331
PIMCO Income (b)(c)	474,317	5,805,642
PIMCO Long-Term Credit (b)(c)	364,250	4,236,225
PIMCO Mortgage Opportunities (b)(c)	95,367	1,046,177

Total Mutual Funds (cost—$39,579,947)		40,448,898

Common Stock—16.1%
Equity Real Estate Investment Trusts (REITs)—10.9%
Apple Hospitality REIT, Inc.	7,519	143,613
Ascendas Real Estate Investment Trust	87,700	157,928
AvalonBay Communities, Inc.	766	140,638
Camden Property Trust	1,886	151,748
Care Capital Properties, Inc.	12,900	346,623
CBL & Associates Properties, Inc.	39,779	379,492
Citycon Oyj	66,707	157,903
Crown Castle International Corp.	2,039	192,584
DDR Corp.	11,510	144,220
EPR Properties	3,090	227,517
Gaming and Leisure Properties, Inc.	9,513	317,924
Hospitality Properties Trust	4,790	151,029
Iron Mountain, Inc.	4,293	153,131
Keppel	235,400	176,695
Lexington Realty Trust	13,857	138,293
Mapletree Industrial Trust	226,400	288,089
Medical Properties Trust, Inc.	13,375	172,404
MGM Growth Properties LLC, Class A	5,783	156,430
Omega Healthcare Investors, Inc.	7,022	231,656
Park Hotels & Resorts, Inc.	10,108	259,472
Realty Income Corp.	2,559	152,337
Select Income REIT	11,324	292,046
Senior Housing Properties Trust	11,562	234,130
Simon Property Group, Inc.	878	151,042
Uniti Group, Inc.	15,778	407,861
Washington Prime Group, Inc.	18,400	159,896
WP Carey, Inc.	3,372	209,806

		5,694,507

Mortgage Real Estate Investment Trusts (REITs)—5.2%
AGNC Investment Corp.	16,872	335,584
Annaly Capital Management, Inc.	30,012	333,433
Apollo Commercial Real Estate Finance, Inc.	18,080	340,085
Chimera Investment Corp.	17,403	351,193
CYS Investments, Inc.	42,662	339,163

142	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
New Residential Investment Corp.	19,729	$334,998
PennyMac Mortgage Investment Trust	19,771	350,935
Two Harbors Investment Corp.	36,067	345,883

		2,731,274

Total Common Stock (cost—$8,235,513)		8,425,781

Exchange-Traded Funds—3.8%
Alerian MLP (cost—$1,968,315)	157,624	2,003,401

Rights (e)—0.0%
Food & Staples Retailing—0.0%
Safeway CVR—Casa Ley, expires 1/30/18	541	549
Safeway CVR—PDC, expires 1/30/17	541	27

Total Rights (cost—$576)		576

	Principal Amount (000s)
Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $463,003; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $475,989 including accrued interest
(cost—$463,000)	$463	463,000

Total Investments (cost—$50,247,351) (a)—98.3%		51,341,656

Other assets less liabilities (f)—1.7%		872,892

Net Assets—100.0%		$52,214,548

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $603,920, representing 1.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated fund.

(c) Institutional Class share.

(d) Class R6 share.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

Glossary:

CVR—Contingent Value Rights

REIT—Real Estate Investment Trust

AllianzGI Global Allocation Fund

	Shares	Value
Mutual Funds (a)—91.3%
AllianzGI Advanced Core Bond	7,596,318	$111,817,802
AllianzGI Best Styles Global Equity (c)	11,575,653	195,975,801
AllianzGI Best Styles Global Managed Volatility	2,937,432	48,262,001
AllianzGI Emerging Markets Debt (b)	1,354,310	19,786,470
AllianzGI Emerging Markets Small-Cap (b)	342,371	5,611,461
AllianzGI High Yield Bond (b)	353,900	3,160,331
AllianzGI International Growth (b)	1,502,761	24,990,920
AllianzGI Structured Return (c)	471,549	7,469,336

Total Mutual Funds (cost—$385,486,545)		417,074,122

Exchange-Traded Funds—2.0%
PIMCO Broad U.S. TIPS Index (a) (cost— $9,002,009)	157,612	9,171,963

	Principal Amount (000s)
U.S. Treasury Obligations—1.1%
U.S. Treasury Notes, 2.75%, 2/15/19 (cost— $5,135,304)	$5,000	5,140,430

Repurchase Agreements—5.3%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $24,074,181; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $24,557,144 including accrued interest
(cost— $24,074,000)	24,074	24,074,000

Total Investments (cost—$423,697,858)—99.7%		455,460,515

Other assets less liabilities (d)—0.3%		1,421,510

Net Assets—100.0%		$456,882,025

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

Glossary:

TIPS—Treasury Inflation Protected Securities

AllianzGI Global Megatrends Fund

	Shares	Value
Mutual Funds (a)(b)—94.4%
AllianzGI Emerging Markets Consumer	47,130	$670,193
AllianzGI Global Natural Resources	39,873	629,996
AllianzGI Global Water	43,669	605,695
AllianzGI Health Sciences (c)	22,122	662,987
AllianzGI Technology	11,448	711,828

Total Mutual Funds (cost—$3,263,137)		3,280,699

	Principal Amount (000s)
Repurchase Agreements—5.2%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $181,001; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $189,424 including accrued interest
(cost—$181,000)	$181	181,000

Total Investments (cost—$3,444,137)—99.6%		3,461,699

Other assets less liabilities—0.4%		15,008

Net Assets—100.0%		$3,476,707

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Non-income producing.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	143

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI Best Styles Emerging Markets Equity Fund

	Shares	Value
Common Stock—80.8%
Brazil—5.2%
Banco Bradesco S.A.	3,400	$34,808
Banco do Brasil S.A.	8,100	87,375
Banco Santander Brasil S.A. UNIT	1,700	15,015
BM&FBovespa S.A.—Bolsa de Valores Mercadorias e Futuros (b)	657	4,048
Cia de Saneamento de Minas Gerais—COPASA	1,200	16,942
Cosan Ltd., Class A	5,471	46,722
Cosan S.A. Industria e Comercio	3,900	48,411
JBS S.A.	4,600	15,002
MRV Engenharia e Participacoes S.A.	11,400	52,292
Sao Martinho S.A.	1,200	6,624

		327,239

China—30.1%
Agricultural Bank of China Ltd., Class H	94,000	43,351
Alibaba Group Holding Ltd. ADR (e)	1,690	182,233
BAIC Motor Corp., Ltd., Class H (a)	7,000	7,956
Baidu, Inc. ADR (e)	160	27,603
Bank of China Ltd., Class H	158,000	78,570
Bank of Communications Co., Ltd., Class H	84,000	65,387
BYD Electronic International Co., Ltd.	8,500	11,811
China Biologic Products, Inc. (e)	364	36,447
China Communications Services Corp., Ltd., Class H	18,000	11,788
China Construction Bank Corp., Class H	100,000	80,571
China Everbright Bank Co., Ltd., Class H	47,000	22,987
China High Speed Transmission Equipment Group Co., Ltd.	6,000	6,789
China Merchants Bank Co., Ltd., Class H	24,000	63,513
China Minsheng Banking Corp., Ltd., Class H	42,000	44,897
China Mobile Ltd.	1,500	16,496
China Mobile Ltd. ADR	752	41,533
China Petroleum & Chemical Corp., Class H	114,000	92,792
China Power International Development Ltd.	73,000	27,153
China Southern Airlines Co., Ltd., Class H	10,000	6,926
Chinasoft International Ltd. (e)	18,000	10,363
Chongqing Rural Commercial Bank Co., Ltd., Class H	69,000	46,616
Geely Automobile Holdings Ltd.	10,000	15,326
Guangzhou Automobile Group Co., Ltd., Class H	32,000	51,251
Guangzhou R&F Properties Co., Ltd., Class H	31,600	49,368
Hollysys Automation Technologies Ltd.	563	9,532
Hua Hong Semiconductor Ltd. (a)	7,000	9,828
Huaneng Renewables Corp., Ltd., Class H	16,000	5,541

	Shares	Value
Industrial & Commercial Bank of China Ltd., Class H	213,000	$139,376
NetEase, Inc. ADR	360	102,240
Nexteer Automotive Group Ltd.	19,000	28,040
Pou Sheng International Holdings Ltd.	18,000	3,776
Shenzhen Expressway Co., Ltd., Class H	26,000	23,568
Shenzhen Investment Ltd.	22,000	9,860
Sichuan Expressway Co., Ltd., Class H	14,000	5,912
Sinopec Shanghai Petrochemical Co., Ltd., Class H	80,000	44,400
Sinopharm Group Co., Ltd., Class H	10,000	46,425
Springland International Holdings Ltd.	37,000	6,618
Tencent Holdings Ltd.	9,650	278,012
Tianneng Power International Ltd.	28,700	26,091
Tongda Group Holdings Ltd.	50,000	17,715
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	9,800	14,759
XTEP International Holdings Ltd.	16,500	6,498
Yuzhou Properties Co., Ltd.	33,000	13,813
Zhejiang Expressway Co., Ltd., Class H	20,000	26,161
Zhongsheng Group Holdings Ltd.	12,500	18,605

		1,878,497

Colombia—0.3%
Almacenes Exito S.A.	1,161	6,187
Corp. Financiera Colombiana S.A.	564	5,524
Grupo Aval Acciones y Valores S.A.	717	5,858

		17,569

Czech Republic—0.3%
Moneta Money Bank AS (a)(e)	4,984	16,882

Egypt—0.2%
Commercial International Bank Egypt SAE GDR	2,199	9,632

Hong Kong—1.0%
CIFI Holdings Group Co., Ltd.	20,000	7,773
WH Group Ltd. (a)	66,500	57,344

		65,117

Hungary—0.7%
Magyar Telekom Telecommunications PLC	8,154	13,524
MOL Hungarian Oil & Gas PLC	253	17,323
OTP Bank PLC	437	12,209

		43,056

India—0.6%
Tata Motors Ltd. ADR	718	25,597
Wipro Ltd. ADR	1,367	13,984

		39,581

Indonesia—0.7%
Adaro Energy Tbk PT	54,300	7,132
Gudang Garam Tbk PT	1,100	5,410
Telekomunikasi Indonesia Persero Tbk PT ADR	999	31,139

		43,681

	Shares	Value
Korea (Republic of)—11.9%
Daelim Industrial Co., Ltd.	424	$30,680
Doosan Heavy Industries & Construction Co., Ltd.	249	5,335
GS Holdings Corp.	544	28,765
Hanil Cement Co., Ltd.	83	7,496
Hanwha Chemical Corp.	2,141	50,575
Hanwha General Insurance Co., Ltd.	767	4,778
KB Financial Group, Inc.	461	20,204
Korea Electric Power Corp.	1,288	53,613
Korea Electric Power Corp. ADR	3,038	62,978
Korea Petrochemical Ind Co., Ltd.	115	25,202
LG Chem Ltd. (e)	83	21,824
Lotte Chemical Corp.	33	10,935
LS Corp.	237	13,609
S&T Motiv Co., Ltd.	144	6,384
S-Oil Corp.	134	12,049
Samsung Electronics Co., Ltd.	181	333,115
Samsung Electronics Co., Ltd. GDR	35	32,140
Woori Bank (e)	2,243	26,057

		745,739

Malaysia—2.4%
AirAsia Bhd.	68,000	48,243
Bermaz Auto Bhd.	15,140	6,842
Hong Leong Financial Group Bhd.	4,900	17,577
MISC Bhd.	3,700	6,116
Sunway Bhd.	7,500	5,503
Tenaga Nasional Bhd.	13,600	42,147
Top Glove Corp. Bhd.	19,300	21,457

		147,885

Mexico—1.8%
Alpek S.A.B de C.V. (e)	9,000	9,999
Grupo Aeroportuario del Pacifico S.A.B de C.V., Class B	2,600	25,250
Grupo Lala S.A.B de C.V.	3,300	5,989
Industrias Bachoco S.A.B de C.V. ADR	806	43,588
Industrias Bachoco S.A.B de C.V., Ser. B	1,500	6,779
Vitro S.A.B de C.V., Ser. A	5,600	21,763

		113,368

Norway—0.2%
Bakkafrost P/F	351	10,857

Philippines—0.1%
DMCI Holdings, Inc.	23,600	5,361
San Miguel Corp.	1,350	2,798

		8,159

Russian Federation—2.7%
LUKOIL PJSC ADR	344	18,253
Magnitogorsk Iron & Steel OJSC GDR	444	3,772
MegaFon PJSC GDR	700	8,197
MMC Norilsk Nickel PJSC ADR	403	6,323
Mobile TeleSystems PJSC ADR	6,475	71,419
RusHydro PJSC	5,912	9,577
Severstal PJSC GDR	348	5,009
United Co. RUSAL PLC	16,000	8,335
X5 Retail Group NV GDR (e)	1,158	38,967

		169,852

Singapore—0.2%
Accordia Golf Trust UNIT	4,600	2,417
Croesus Retail Trust UNIT	4,200	2,672

144	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Wing Tai Holdings Ltd.	6,500	$8,757

		13,846

South Africa—3.9%
AVI Ltd.	3,606	26,609
Clicks Group Ltd.	2,581	24,588
Fortress Income Fund Ltd., Class A	5,234	6,550
Investec Ltd.	1,341	9,134
Liberty Holdings Ltd.	4,895	39,371
Naspers Ltd., Class N	127	21,884
Raubex Group Ltd.	3,582	6,814
Redefine Properties Ltd. REIT	6,604	5,414
Sappi Ltd.	6,148	41,647
SPAR Group Ltd.	1,306	16,944
Super Group Ltd. (e)	3,534	9,375
Tiger Brands Ltd.	875	26,105
Tsogo Sun Holdings Ltd.	3,201	6,577

		241,012

Taiwan—12.7%
Accton Technology Corp.	7,000	15,434
AmTRAN Technology Co., Ltd.	9,000	6,558
Chicony Power Technology Co., Ltd.	5,000	8,017
China Motor Corp.	11,000	10,080
Elite Material Co., Ltd.	13,000	50,553
First Financial Holding Co., Ltd.	42,000	25,608
Formosa Chemicals & Fibre Corp.	12,000	37,332
Grape King Bio Ltd.	2,000	12,583
Hon Hai Precision Industry Co., Ltd.	21,210	63,611
Hon Hai Precision Industry Co., Ltd. GDR	1,521	9,324
Inventec Corp.	8,000	5,998
King Yuan Electronics Co., Ltd.	15,000	13,843
Lite-On Technology Corp.	26,439	45,572
Mitac Holdings Corp.	22,437	24,924
Powertech Technology, Inc.	6,800	19,788
Sinbon Electronics Co., Ltd.	5,479	13,454
Taiwan Cooperative Financial Holding Co., Ltd.	28,000	13,936
Taiwan Semiconductor Manufacturing Co., Ltd.	49,000	307,261
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	173	5,681
Tong Yang Industry Co., Ltd.	3,000	5,211
Tripod Technology Corp.	3,000	8,452
United Microelectronics Corp.	36,000	14,440
Win Semiconductors Corp.	9,100	40,497
Wistron Corp.	39,482	36,177

		794,334

Thailand—2.9%
Airports of Thailand PCL (d)	35,000	39,981
GFPT PCL (d)	5,400	2,893
PTT Global Chemical PCL (d)	9,300	19,823
PTT PCL (d)	6,200	69,824
Siam Cement PCL	1,250	19,642
Thai Union Group PCL (d)	2,600	1,620
Thanachart Capital PCL (d)	11,500	16,139
Tisco Financial Group PCL (d)	6,100	12,741

		182,663

Turkey—2.4%
Akbank TAS	13,323	31,280
Arcelik AS	2,506	15,634
BIM Birlesik Magazalar AS	1,140	17,529
Petkim Petrokimya Holding AS	6,745	9,412
Tofas Turk Otomobil Fabrikasi AS	3,122	23,392
Trakya Cam Sanayii AS	7,788	6,774
Turkiye Vakiflar Bankasi Tao	28,847	42,563

		146,584

	Shares	Value
United States—0.5%
First BanCorp (e)	5,027	$28,403

Total Common Stock (cost-$4,317,931)		5,043,956

Preferred Stock—5.1%
Brazil—3.7%
Banco Bradesco S.A.	4,912	50,805
Banco do Estado do Rio Grande do Sul S.A., Class B	3,100	14,972
Braskem S.A., Class A	600	6,085
Cia de Gas de Sao Paulo—COMGAS, Class A	500	7,455
Cia de Transmissao de Energia Eletrica Paulista	1,400	29,122
Metalurgica Gerdau S.A. (e)	3,100	4,902
Petroleo Brasileiro S.A. (e)	10,400	48,137
Telefonica Brasil S.A. (e)	4,700	70,186

		231,664

Colombia—0.5%
Banco Davivienda S.A.	2,951	30,711

Korea (Republic of)—0.9%
Samsung Electronics Co., Ltd.	40	57,296

Total Preferred Stock (cost—$259,989)		319,671

	Principal Amount (000s)
Repurchase Agreements—9.3%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $579,004; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $593,782 including accrued interest
(cost—$579,000)	$579	579,000

Total Investments (cost—$5,156,920) (c)—95.2%		5,942,627

Other assets less liabilities (f)—4.8%		301,044

Net Assets—100.0%		$6,243,671

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $92,010, representing 1.5% of net assets.

(b) When-issued or delayed-delivery. To be settled/delivered after March 31, 2017.

(c) Securities with an aggregate value of $3,624,463, representing 58.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Fair-Valued—Securities with an aggregate value of $163,021, representing 2.6% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	145

Schedule of Investments

March 31, 2017 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	17.6%
Internet Software & Services	9.5%
Technology Hardware, Storage & Peripherals	8.6%
Semiconductors & Semiconductor Equipment	6.6%
Oil, Gas & Consumable Fuels	6.2%
Chemicals	3.8%
Food Products	3.3%
Electric Utilities	3.2%
Electronic Equipment, Instruments & Components	2.8%
Wireless Telecommunication Services	2.2%
Automobiles	2.1%
Diversified Telecommunication Services	2.0%
Transportation Infrastructure	1.9%
Food & Staples Retailing	1.7%
Real Estate Management & Development	1.6%
Household Durables	1.2%
Auto Components	1.1%
Airlines	0.9%
Electrical Equipment	0.8%
Health Care Providers & Services	0.7%
Insurance	0.7%
Paper & Forest Products	0.7%
Specialty Retail	0.6%
Construction & Engineering	0.6%
Biotechnology	0.6%
Independent Power Producers & Energy Traders	0.5%
Metals & Mining	0.5%
Communications Equipment	0.4%
Construction Materials	0.4%
IT Services	0.4%
Media	0.3%
Containers & Packaging	0.3%
Health Care Equipment & Supplies	0.3%
Water Utilities	0.3%
Capital Markets	0.2%
Personal Products	0.2%
Equity Real Estate Investment Trusts (REITs)	0.2%
Hotels, Restaurants & Leisure	0.1%
Industrial Conglomerates	0.1%
Gas Utilities	0.1%
Building Products	0.1%
Multi-line Retail	0.1%
Textiles, Apparel & Luxury Goods	0.1%
Marine	0.1%
Diversified Financial Services	0.1%
Tobacco	0.1%
Repurchase Agreements	9.3%
Other assets less liabilities	4.8%

100.0%

AllianzGI Best Styles Global Equity Fund

	Shares	Value
Common Stock—97.4%
Argentina—0.1%
Grupo Financiero Galicia S.A. ADR	9,635	$364,781

Australia—1.2%
Bapcor Ltd.	79,775	355,270
BlueScope Steel Ltd.	94,876	889,437
CSR Ltd.	126,062	434,128
Downer EDI Ltd.	67,453	298,504
Evolution Mining Ltd.	267,753	430,455
Fortescue Metals Group Ltd.	107,988	514,364
Harvey Norman Holdings Ltd.	90,213	312,028
Investa Office Fund REIT	115,380	418,891
Macquarie Group Ltd.	8,608	593,062
Metcash Ltd. (d)	340,126	641,512
Myer Holdings Ltd.	687,658	638,274
Northern Star Resources Ltd.	131,855	409,852
Qantas Airways Ltd.	57,884	172,022
Retail Food Group Ltd.	135,827	553,013
Southern Cross Media Group Ltd.	217,415	232,426
Star Entertainment Group Ltd.	78,014	325,955
Tassal Group Ltd.	56,842	196,715
Vicinity Centres REIT	59,084	127,800
Westpac Banking Corp.	20,000	534,646
WPP AUNZ Ltd.	441,600	387,990

		8,466,344

Austria—0.4%
BUWOG AG (d)	15,209	383,269
Erste Group Bank AG (d)	20,368	663,221
EVN AG	29,087	370,847
OMV AG	20,317	800,678
Porr AG	8,692	322,873
Voestalpine AG	9,429	370,827

		2,911,715

Belgium—0.3%
D’ieteren S.A.	7,725	361,456
KBC Group NV	10,981	727,963
Solvay S.A.	5,592	682,281
Warehouses De Pauw CVA REIT	2,245	208,761

		1,980,461

Brazil—0.4%
Cia de Saneamento de Minas Gerais—COPASA	24,000	338,849
JBS S.A.	132,600	432,456
MRV Engenharia e Participacoes S.A.	54,000	247,697
Qualicorp S.A.	251,200	1,656,960
Sao Martinho S.A.	59,700	329,526

		3,005,488

Canada—4.9%
Alimentation Couche-Tard, Inc., Class B	10,463	472,698
Artis Real Estate Investment Trust REIT	17,787	176,954
Atco Ltd., Class I	16,877	656,247
Bank of Montreal	30,824	2,302,326
Bank of Nova Scotia	22,425	1,311,926
BCE, Inc.	11,156	493,939
Canadian Imperial Bank of Commerce	23,728	2,046,013
Canadian Tire Corp., Ltd., Class A	13,427	1,595,065

	Shares	Value
Canfor Pulp Products, Inc.	18,173	$165,215
Celestica, Inc. (d)	27,159	394,973
CGI Group, Inc., Class A (d)	12,519	599,850
Chorus Aviation, Inc.	33,260	187,578
Cogeco Communications, Inc.	18,707	999,460
ECN Capital Corp.	42,149	113,784
Enercare, Inc.	26,347	411,495
Exchange Income Corp.	25,552	750,122
Fortis, Inc.	29,945	992,350
Genworth MI Canada, Inc.	18,321	506,571
George Weston Ltd.	6,454	563,114
High Liner Foods, Inc.	22,958	311,608
Intertape Polymer Group, Inc.	19,526	343,285
Kirkland Lake Gold Ltd. (d)	75,378	556,046
Laurentian Bank of Canada	43,852	1,931,354
Linamar Corp.	31,655	1,439,870
Loblaw Cos., Ltd.	11,029	598,453
Lucara Diamond Corp.	165,833	385,325
Magna International, Inc.	13,234	571,117
Manulife Financial Corp.	42,536	754,539
Martinrea International, Inc.	22,134	171,766
Medical Facilities Corp.	54,858	760,261
Metro, Inc.	34,212	1,050,916
National Bank of Canada	17,173	721,089
Open Text Corp.	6,716	228,269
Power Financial Corp.	11,386	301,121
Royal Bank of Canada	32,834	2,392,214
Sun Life Financial, Inc.	47,132	1,721,044
Tahoe Resources, Inc.	34,896	280,249
TFI International, Inc.	9,473	221,180
Toronto-Dominion Bank	56,924	2,851,230
TransCanada Corp.	29,929	1,381,165
Transcontinental, Inc., Class A	72,887	1,347,191
WestJet Airlines Ltd.	41,576	712,812

		35,771,784

Chile—0.2%
Cencosud S.A.	262,619	804,761
Enel Chile S.A.	8,618,023	953,386

		1,758,147

China—4.8%
AAC Technologies Holdings, Inc.	30,600	358,296
Agile Group Holdings Ltd.	512,909	444,577
Agricultural Bank of China Ltd., Class H	850,000	392,001
Air China Ltd., Class H	419,653	339,796
Alibaba Group Holding Ltd. ADR (d)	34,429	3,712,479
Bank of Chongqing Co., Ltd., Class H	801,500	693,801
Bank of Communications Co., Ltd., Class H	1,013,961	789,283
Beijing Enterprises Holdings Ltd.	310,500	1,607,105
BYD Electronic International Co., Ltd.	401,682	558,162
China Communications Construction Co., Ltd., Class H	281,000	396,644
China Communications Services Corp., Ltd., Class H	285,597	187,039
China Construction Bank Corp., Class H	2,527,188	2,036,174

146	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
China High Speed Transmission Equipment Group Co., Ltd.	180,880	$204,659
China Lumena New Materials Corp. (c)(d)	60,228	1,162
China Merchants Bank Co., Ltd., Class H	147,656	390,752
China Petroleum & Chemical Corp., Class H	2,964,200	2,412,757
China Railway Construction Corp., Ltd., Class H	221,484	314,295
China Southern Airlines Co., Ltd., Class H	2,066,846	1,431,488
China Zhongwang Holdings Ltd.	831,200	373,505
Chongqing Rural Commercial Bank Co., Ltd., Class H	220,512	148,975
EVA Precision Industrial Holdings Ltd.	687,764	110,719
Great Wall Motor Co., Ltd., Class H	263,740	300,583
Guangzhou Automobile Group Co., Ltd., Class H	1,540,565	2,467,378
Guangzhou R&F Properties Co., Ltd., Class H	97,919	152,977
Industrial & Commercial Bank of China Ltd., Class H	2,506,000	1,639,797
Ju Teng International Holdings Ltd.	161,256	66,190
KWG Property Holding Ltd.	184,094	133,406
Lee & Man Paper Manufacturing Ltd.	289,483	221,416
Minth Group Ltd.	50,685	204,366
NetEase, Inc. ADR	11,155	3,168,020
Nexteer Automotive Group Ltd.	282,000	416,171
Pou Sheng International Holdings Ltd.	2,193,000	460,098
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	282,389	739,749
Shenzhen Expressway Co., Ltd., Class H	291,426	264,162
Sinopec Shanghai Petrochemical Co., Ltd., Class H	794,620	441,014
Sinopharm Group Co., Ltd., Class H	162,079	752,447
Skyworth Digital Holdings Ltd.	854,848	563,587
Tencent Holdings Ltd.	109,619	3,158,069
Tianneng Power International Ltd.	374,000	339,995
Travelsky Technology Ltd., Class H	345,000	815,194
Yum China Holdings, Inc. (d)	14,776	401,907
Yuzhou Properties Co., Ltd.	2,363,708	989,396
Zhejiang Expressway Co., Ltd., Class H	143,770	188,056

		34,787,647

Colombia—0.1%
Almacenes Exito S.A.	67,834	361,469

Czech Republic—0.1%
Moneta Money Bank AS (a)(d)	120,421	407,902

	Shares	Value
Philip Morris CR AS	676	$362,153

		770,055

Denmark—0.4%
Danske Bank A/S	40,551	1,382,623
Dfds A/S	19,504	1,071,569
Schouw & Co. AB	2,886	264,493
Spar Nord Bank A/S	30,466	337,216

		3,055,901

Finland—0.3%
Cramo Oyj	13,987	319,018
Metsa Board Oyj	14,603	90,230
Oriola KD Oyj, Class B	23,820	100,964
Stora Enso Oyj, Class R	58,090	686,868
UPM-Kymmene Oyj	50,901	1,195,107

		2,392,187

France—4.3%
Air France-KLM (d)	120,042	908,061
Alten S.A.	3,089	236,869
APERAM S.A.	1,739	86,704
Arkema S.A.	15,181	1,494,430
Atos SE	17,852	2,206,159
AXA S.A.	85,415	2,206,762
BNP Paribas S.A.	22,292	1,483,400
Boiron S.A.	1,068	97,532
Capgemini S.A.	12,720	1,174,127
Cie Generale des Etablissements Michelin	9,464	1,150,044
CNP Assurances	37,867	770,042
Eiffage S.A.	20,695	1,619,577
Faurecia	14,690	697,463
IPSOS	10,839	336,485
MGI Coutier	11,754	407,523
Orange S.A.	117,110	1,818,200
Peugeot S.A. (d)	52,457	1,054,254
Rallye S.A.	17,823	360,878
Renault S.A.	10,780	936,482
Sanofi	28,316	2,559,630
Societe Generale S.A.	26,843	1,360,009
Teleperformance	5,944	641,768
Thales S.A.	6,654	642,750
Total S.A.	106,761	5,398,198
Ubisoft Entertainment S.A. (d)	3,835	163,560
Valeo S.A.	14,514	965,496
Vinci S.A.	7,792	618,752

		31,395,155

Germany—3.1%
BASF SE	10,000	990,136
Bayer AG	24,056	2,771,574
Bayerische Motoren Werke AG	9,530	869,534
Bechtle AG	1,821	197,622
Daimler AG	14,949	1,103,229
Deutsche Lufthansa AG	52,981	859,503
Deutsche Post AG	39,008	1,334,990
Deutsche Telekom AG	49,370	865,092
Fresenius SE & Co. KGaA	22,339	1,795,071
Hannover Rueck SE	8,964	1,032,936
Indus Holding AG	4,304	277,962
KION Group AG	3,231	210,898
Merck KGaA	5,978	681,212
METRO AG	34,252	1,094,439
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	4,000	783,009
Rheinmetall AG	4,316	361,835
Siemens AG	27,420	3,755,777
Sixt SE	1,264	65,071
Software AG	8,152	322,033
STADA Arzneimittel AG	9,262	567,272

	Shares	Value
Takkt AG	15,040	$348,891
Talanx AG (d)	37,997	1,339,662
Uniper SE (d)	49,955	839,574

		22,467,322

Greece—0.3%
FF Group (d)	35,765	683,197
JUMBO S.A.	46,117	727,141
Motor Oil Hellas Corinth Refineries S.A.	24,008	409,600

		1,819,938

Hong Kong—0.3%
Dah Sing Banking Group Ltd.	55,177	108,769
Dah Sing Financial Holdings Ltd.	48,960	373,011
IT Ltd.	832,000	360,796
Kerry Properties Ltd.	42,257	146,575
WH Group Ltd. (a)	985,000	849,385
Xinyi Glass Holdings Ltd. (d)	553,708	487,717

		2,326,253

India—0.1%
Tata Motors Ltd. ADR	22,712	809,683

Indonesia—0.7%
Bank Danamon Indonesia Tbk PT	2,788,700	984,208
Bank Negara Indonesia Persero Tbk PT	3,643,145	1,771,209
Indofood CBP Sukses Makmur Tbk PT	699,518	427,854
Indofood Sukses Makmur Tbk PT	679,021	407,748
Telekomunikasi Indonesia Persero Tbk PT	4,157,394	1,292,305

		4,883,324

Ireland—0.4%
Medtronic PLC	22,501	1,812,681
Smurfit Kappa Group PLC	30,577	807,986

		2,620,667

Israel—0.3%
El Al Israel Airlines	467,377	344,227
Israel Corp., Ltd. (d)	4,283	800,052
Nice Ltd.	10,855	736,905

		1,881,184

Italy—0.9%
ACEA SpA	28,048	381,800
Enav SpA (a)(d)	97,963	397,906
Enel SpA	208,829	982,637
Intesa Sanpaolo SpA	394,853	1,074,041
Iren SpA	181,416	376,618
Mediobanca SpA	22,673	204,426
OVS SpA (a)	65,655	407,637
Poste Italiane SpA (a)	213,793	1,424,037
Recordati SpA	30,838	1,045,169
Unipol Gruppo Finanziario SpA	89,662	370,235

		6,664,506

Japan—5.2%
Adastria Co., Ltd.	13,300	331,638
Aida Engineering Ltd.	4,858	43,206
BML, Inc.	9,423	208,228
Capcom Co., Ltd.	11,852	232,419
Concordia Financial Group Ltd.	91,314	423,341
Daito Trust Construction Co., Ltd.	7,295	1,003,038
Daiwa House Industry Co., Ltd.	12,046	346,250

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	147

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Exedy Corp.	5,926	$169,733
Foster Electric Co., Ltd.	18,000	308,986
Idemitsu Kosan Co., Ltd.	22,829	794,660
Iida Group Holdings Co., Ltd.	37,800	581,691
ITOCHU Corp.	144,823	2,061,751
Japan Airlines Co., Ltd.	28,783	913,858
Maeda Corp.	66,057	585,660
Marubeni Corp.	264,100	1,631,329
Matsumotokiyoshi Holdings Co., Ltd.	7,286	347,084
Mazda Motor Corp.	88,800	1,281,818
Mitsubishi Chemical Holdings Corp.	102,194	793,427
Mitsubishi Corp.	88,600	1,920,190
Mitsubishi Gas Chemical Co., Inc.	9,229	192,225
Mitsubishi UFJ Financial Group, Inc.	608,515	3,833,137
Mitsuboshi Belting Ltd.	4,858	45,160
Mitsui & Co., Ltd.	125,800	1,826,870
Mitsui Engineering & Shipbuilding Co., Ltd.	246,000	381,905
Mizuho Financial Group, Inc.	345,825	634,788
Nippon Paper Industries Co., Ltd.	21,857	393,446
Nippon Telegraph & Telephone Corp.	57,848	2,473,194
Nissan Motor Co., Ltd.	226,341	2,182,466
Nomura Real Estate Holdings, Inc.	18,943	302,297
NuFlare Technology, Inc.	6,900	420,033
ORIX Corp.	190,599	2,828,972
Paramount Bed Holdings Co., Ltd.	7,869	316,216
Raito Kogyo Co., Ltd.	53,137	541,471
Rengo Co., Ltd.	46,629	270,095
Sanyo Special Steel Co., Ltd.	31,086	165,397
Sapporo Holdings Ltd.	15,640	422,806
SCREEN Holdings Co., Ltd.	7,189	530,480
Sekisui House Ltd.	38,177	629,492
SKY Perfect JSAT Holdings, Inc.	72,200	306,155
Sojitz Corp.	155,816	391,554
Sompo Holdings, Inc.	13,115	481,824
Sumitomo Forestry Co., Ltd.	26,520	404,217
Sumitomo Mitsui Trust Holdings, Inc.	16,515	572,276
Sumitomo Osaka Cement Co., Ltd.	67,028	279,523
Tokyo Seimitsu Co., Ltd.	11,700	369,429
Toyota Motor Corp.	29,749	1,614,711
West Japan Railway Co.	9,035	589,205
Yokohama Rubber Co., Ltd.	33,903	664,460

		38,042,111

Korea (Republic of)—2.5%
Hankook Tire Co., Ltd.	12,719	620,305
Hanwha Chemical Corp.	62,769	1,482,745
Hyosung Corp.	2,894	350,699
Hyundai Mipo Dockyard Co., Ltd. (d)	3,487	276,590
KB Financial Group, Inc.	22,952	1,005,905
KB Insurance Co., Ltd.	8,723	210,567
Kia Motors Corp.	14,472	479,641
Korea Electric Power Corp.	21,071	877,087
Korea Gas Corp. (d)	4,024	161,940
Korea Petrochemical Ind Co., Ltd.	3,623	793,980
KT&G Corp.	4,091	356,677
LG Corp.	8,562	537,806
LG Display Co., Ltd.	8,513	230,534
LG Electronics, Inc.	7,421	450,822
Lotte Chemical Corp.	1,771	586,857
LS Corp.	15,220	873,979

	Shares	Value
POSCO	7,516	$1,952,100
S&T Motiv Co., Ltd.	2,515	111,493
S-Oil Corp.	7,659	688,658
Samsung Electronics Co., Ltd. GDR	4,256	3,904,880
SK Innovation Co., Ltd.	9,167	1,365,946
Tongyang Life Insurance Co., Ltd.	20,122	184,307
Woori Bank (d)	53,982	627,111

		18,130,629

Malaysia—0.4%
AirAsia Bhd.	1,114,400	790,613
CIMB Group Holdings Bhd.	716,000	901,137
MISC Bhd.	186,100	307,639
Tenaga Nasional Bhd.	403,200	1,249,536

		3,248,925

Mexico—0.2%
Alfa S.A.B de C.V., Class A	235,181	343,559
Grupo Aeroportuario del Pacifico S.A.B de C.V. ADR	1,609	156,234
Industrias Bachoco S.A.B de C.V. ADR	14,466	782,321

		1,282,114

Morocco—0.0%
Douja Promotion Groupe Addoha S.A.	81,476	348,786

Netherlands—0.9%
Accell Group	15,057	412,011
AerCap Holdings NV (d)	19,930	916,182
ASR Nederland NV (d)	29,326	835,901
BE Semiconductor Industries NV	8,186	333,525
ING Groep NV	182,012	2,749,157
Koninklijke Ahold Delhaize NV (d)	26,124	558,265
NN Group NV	13,693	444,709
Philips Lighting NV (a)(d)	13,460	384,968

		6,634,718

New Zealand—0.3%
Air New Zealand Ltd.	556,399	959,487
Metlifecare Ltd.	184,365	791,905
Summerset Group Holdings Ltd.	105,998	384,103

		2,135,495

Norway—0.6%
Austevoll Seafood ASA	37,439	274,818
Bakkafrost P/F	17,743	548,807
Leroy Seafood Group ASA	4,525	198,166
Marine Harvest ASA (d)	27,411	418,138
Orkla ASA	152,806	1,368,849
Salmar ASA	26,060	561,955
Sparebank 1 Nord Norge	55,713	358,499
SpareBank 1 SMN	62,734	485,874
Stolt-Nielsen Ltd.	13,957	237,325
Veidekke ASA	18,831	248,097

		4,700,528

Peru—0.1%
Cia de Minas Buenaventura SAA ADR	69,857	841,078

Philippines—0.1%
Globe Telecom, Inc.	7,525	304,750
Security Bank Corp.	172,690	695,122

		999,872

Russian Federation—0.1%
Magnitogorsk Iron & Steel OJSC GDR	52,138	443,694

	Shares	Value
Sistema PJSC FC GDR	20,373	$182,338
Surgutneftegas OJSC ADR	22,741	116,686

		742,718

Singapore—0.6%
Accordia Golf Trust UNIT	1,532,900	805,434
DBS Group Holdings Ltd.	95,900	1,328,397
Japfa Ltd.	957,400	557,562
Jardine Cycle & Carriage Ltd.	26,300	823,765
QAF Ltd.	361,800	360,804
Singapore Airlines Ltd.	67,700	487,332

		4,363,294

South Africa—0.4%
Gold Fields Ltd.	207,257	722,213
Murray & Roberts Holdings Ltd.	414,761	476,088
Sappi Ltd.	87,974	595,950
Sibanye Gold Ltd. ADR	51,392	452,764
SPAR Group Ltd.	13,425	174,171
Super Group Ltd. (d)	85,529	226,887

		2,648,073

Spain—1.1%
ACS Actividades de Construccion y Servicios S.A.	25,700	873,610
Amadeus IT Group S.A.	25,052	1,269,348
Bankinter S.A.	98,154	823,039
Ebro Foods S.A.	17,407	351,721
Faes Farma S.A.	95,322	339,776
International Consolidated Airlines Group S.A.	129,713	859,652
Repsol S.A.	114,674	1,776,633
Telefonica S.A.	122,998	1,376,757

		7,670,536

Sweden—0.7%
Bilia AB Class A	27,323	563,752
BillerudKorsnas AB	6,777	109,201
Bure Equity AB	30,978	338,531
Castellum AB	39,496	523,501
Granges AB	35,416	323,683
Holmen AB, Class B	13,026	506,809
Humana AB (d)	86,436	699,348
Klovern AB, Class B	327,914	326,387
Loomis AB, Class B	7,026	222,163
Peab AB	7,203	68,705
Scandic Hotels Group AB (a)(d)	41,201	433,412
Svenska Cellulosa AB SCA, Class B	19,222	619,454

		4,734,946

Switzerland—0.7%
Bell AG	1,592	659,576
BKW AG	14,011	757,446
Bobst Group S.A.	10,363	955,066
Georg Fischer AG	1,019	926,482
Kudelski S.A.	20,215	330,827
Lonza Group AG (d)	4,733	894,637
Swiss Prime Site AG (d)	7,652	673,745
Swiss Re AG	2,000	179,632

		5,377,411

Taiwan—1.8%
Accton Technology Corp.	599,000	1,320,715
AU Optronics Corp.	1,933,000	752,970
Compeq Manufacturing Co., Ltd.	1,328,000	960,436
Eva Airways Corp.	741,000	393,158
Hon Hai Precision Industry Co., Ltd.	240,000	719,781

148	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Lite-On Technology Corp.	426,000	$734,279
Micro-Star International Co., Ltd.	245,000	570,148
Pegatron Corp.	521,000	1,542,339
Powertech Technology, Inc.	266,000	774,076
Taiwan Semiconductor Manufacturing Co., Ltd.	848,000	5,317,497

		13,085,399

Thailand—0.7%
Bangkok Bank PCL	143,500	757,945
IRPC PCL (c)	1,072,100	160,692
Kiatnakin Bank PCL (c)	406,000	821,302
PTT Global Chemical PCL (c)	276,900	590,222
PTT PCL (c)	84,700	953,893
Siam Cement PCL	78,250	1,229,582
Thai Oil PCL (c)	351,000	771,286

		5,284,922

Turkey—0.6%
Akbank TAS	341,722	802,306
Arcelik AS	119,121	743,141
Cimsa Cimento Sanayi VE Ticaret AS	33,740	143,471
Dogus Otomotiv Servis ve Ticaret AS	30,908	71,893
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	813,467	649,096
Eregli Demir ve Celik Fabrikalari TAS	229,846	373,249
Haci Omer Sabanci Holding AS	185,544	510,502
Tekfen Holding AS	150,312	357,727
Tofas Turk Otomobil Fabrikasi AS	22,979	172,172
Tupras Turkiye Petrol Rafinerileri AS	1,992	49,489
Turk Hava Yollari AO (d)	226,363	340,722
Turkiye Vakiflar Bankasi Tao	234,134	345,460

		4,559,228

United Kingdom—6.1%
3i Group PLC	75,329	707,268
Anglo American PLC (d)	122,990	1,879,164
Ashtead Group PLC	11,028	228,272
Beazley PLC	34,522	184,854
Bellway PLC	17,481	592,304
Berkeley Group Holdings PLC	7,865	316,248
British American Tobacco PLC	66,607	4,419,109
Carillion PLC	121,079	337,790
Carnival PLC	29,760	1,705,776
Centamin PLC	97,019	209,879
Compass Group PLC	85,401	1,612,389
Diageo PLC	63,924	1,830,476
DS Smith PLC	118,678	645,667
easyJet PLC	38,483	494,766
Firstgroup PLC (d)	503,161	832,337
Galliford Try PLC	25,032	462,352
GlaxoSmithKline PLC	133,694	2,779,892
Greene King PLC	27,183	238,615
Greggs PLC	19,987	261,057
Hostelworld Group PLC (a)	124,219	378,191
IG Group Holdings PLC	56,006	349,093
Imperial Brands PLC	43,862	2,125,713
Informa PLC	131,239	1,072,727
Intermediate Capital Group PLC	23,998	212,576

	Shares	Value
International Game Technology PLC	17,974	$425,984
Interserve PLC	41,422	115,472
J Sainsbury PLC	204,406	677,030
Keller Group PLC	79,111	900,919
Micro Focus International PLC	5,981	170,604
Mitie Group PLC	213,609	593,873
National Express Group PLC	229,342	1,034,434
Northgate PLC	55,978	385,742
Paragon Group of Cos. PLC	37,241	194,942
Pendragon PLC	889,736	390,163
Plus500 Ltd.	78,058	410,755
RELX PLC	48,919	957,744
Royal Dutch Shell PLC, Class A	66,305	1,745,704
Royal Dutch Shell PLC, Class B	197,290	5,423,385
Royal Mail PLC	71,147	378,932
Shire PLC	31,885	1,857,847
Tate & Lyle PLC	165,292	1,583,932
Taylor Wimpey PLC	236,256	571,452
Trinity Mirror PLC	129,269	186,725
Virgin Money Holdings UK PLC	30,806	123,741
WPP PLC	112,477	2,465,392

		44,471,287

United States—50.7%
AbbVie, Inc.	50,605	3,297,422
ACCO Brands Corp. (d)	36,821	484,196
Activision Blizzard, Inc.	90,610	4,517,815
Adeptus Health, Inc., Class A (d)	3,661	6,590
Advanced Energy Industries, Inc. (d)	8,842	606,208
Aetna, Inc.	13,334	1,700,752
Aflac, Inc.	18,706	1,354,689
AG Mortgage Investment Trust, Inc. REIT	21,316	384,754
AGNC Investment Corp. REIT	32,497	646,365
Air Lease Corp.	15,734	609,692
Aircastle Ltd.	24,382	588,338
Alaska Air Group, Inc.	24,246	2,235,966
Alere, Inc. (d)	6,987	277,594
Allscripts Healthcare Solutions, Inc. (d)	64,885	822,742
Allstate Corp.	6,958	567,007
Ally Financial, Inc.	26,708	542,974
Alphabet, Inc., Class A (d)	4,587	3,888,859
Alphabet, Inc., Class C (d)	4,693	3,893,125
Altria Group, Inc.	63,570	4,540,169
AMAG Pharmaceuticals, Inc. (d)	19,069	430,006
Amazon.com, Inc. (d)	4,684	4,152,553
Amdocs Ltd.	29,021	1,769,991
Ameren Corp.	4,714	257,337
American Eagle Outfitters, Inc.	14,424	202,369
American Electric Power Co., Inc.	18,555	1,245,597
American Financial Group, Inc.	16,867	1,609,449
American Outdoor Brands Corp. (d)	15,270	302,499
AmerisourceBergen Corp.	24,461	2,164,798
Amgen, Inc.	27,150	4,454,500
AMN Healthcare Services, Inc. (d)	10,240	415,744
Anthem, Inc.	10,432	1,725,244
Anworth Mortgage Asset Corp. REIT	28,465	157,981
Apollo Commercial Real Estate Finance, Inc. REIT	14,461	272,011

	Shares	Value
Apple, Inc.	57,407	$8,247,090
Applied Materials, Inc.	79,419	3,089,399
Archer-Daniels-Midland Co.	39,490	1,818,120
Ares Commercial Real Estate Corp. REIT	15,302	204,741
ARMOUR Residential REIT, Inc.	12,726	289,007
Arrow Electronics, Inc. (d)	10,168	746,433
Aspen Insurance Holdings Ltd.	13,000	676,650
AT&T, Inc.	170,179	7,070,937
Banc of California, Inc.	24,028	497,380
Bank of America Corp.	219,054	5,167,484
Baxter International, Inc.	23,242	1,205,330
Becton Dickinson and Co.	8,130	1,491,367
BGC Partners, Inc., Class A	78,656	893,532
Big Lots, Inc.	7,612	370,552
Booz Allen Hamilton Holding Corp.	20,056	709,782
Boston Scientific Corp. (d)	55,169	1,372,053
Briggs & Stratton Corp.	15,211	341,487
Broadcom Ltd.	17,162	3,757,792
CA, Inc.	39,899	1,265,596
CACI International, Inc., Class A (d)	3,878	454,889
Capital One Financial Corp.	11,044	957,073
Carlisle Cos., Inc.	11,777	1,253,191
CDW Corp.	13,465	777,065
Centene Corp. (d)	4,856	346,039
CenterPoint Energy, Inc.	15,509	427,583
CenterState Banks, Inc.	14,820	383,838
Central Garden & Pet Co., Class A (d)	5,941	206,272
CenturyLink, Inc.	38,332	903,485
Charles River Laboratories International, Inc. (d)	6,914	621,914
Chemical Financial Corp.	8,383	428,790
Chevron Corp.	41,322	4,436,743
Chimera Investment Corp. REIT	21,716	438,229
Chubb Ltd.	10,621	1,447,111
Cigna Corp.	8,888	1,302,003
Cirrus Logic, Inc. (d)	11,974	726,702
Cisco Systems, Inc.	119,230	4,029,974
Citigroup, Inc.	88,849	5,314,947
Citrix Systems, Inc. (d)	12,835	1,070,311
CNA Financial Corp.	9,413	415,772
Coherent, Inc. (d)	3,634	747,296
Comcast Corp., Class A	108,088	4,063,028
Conduent, Inc. (d)	25,515	428,142
Consolidated Edison, Inc.	22,027	1,710,617
Convergys Corp.	51,815	1,095,887
Cooper Cos., Inc.	2,777	555,095
Cooper-Standard Holdings, Inc. (d)	3,938	436,842
Copa Holdings S.A., Class A	2,240	251,440
Corning, Inc.	80,111	2,162,997
CR Bard, Inc.	2,840	705,854
Cracker Barrel Old Country Store, Inc.	1,475	234,894
Crane Co.	4,224	316,082
CSX Corp.	35,360	1,646,008
CVS Health Corp.	41,785	3,280,122
CYS Investments, Inc. REIT	44,110	350,675
Danaher Corp.	28,223	2,413,913
Darden Restaurants, Inc.	10,102	845,234
Dean Foods Co.	30,238	594,479
Dell Technologies, Inc., Class V (d)	3,752	240,428
Delta Air Lines, Inc.	13,286	610,625
Deluxe Corp.	12,027	867,989
DHT Holdings, Inc.	73,798	329,877
Dick’s Sporting Goods, Inc.	13,254	644,940
Dow Chemical Co.	38,073	2,419,158

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	149

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
DR Horton, Inc.	35,521	$1,183,205
Dr. Pepper Snapple Group, Inc.	5,000	489,600
DuPont Fabros Technology, Inc. REIT	5,750	285,143
Dynex Capital, Inc. REIT	26,094	185,006
E*TRADE Financial Corp. (d)	14,639	510,755
Eastman Chemical Co.	17,386	1,404,789
Edison International	5,110	406,807
Electronic Arts, Inc. (d)	4,060	363,451
Energizer Holdings, Inc.	7,554	421,135
Entergy Corp.	16,952	1,287,674
Enterprise Financial Services Corp.	7,656	324,614
Entertainment One Ltd.	70,288	215,404
Euronet Worldwide, Inc. (d)	5,000	427,600
Everest Re Group Ltd.	2,864	669,632
Exelon Corp.	55,496	1,996,746
Express, Inc. (d)	20,715	188,714
Exxon Mobil Corp.	59,639	4,890,994
Facebook, Inc., Class A (d)	58,434	8,300,550
Fidelity National Information Services, Inc.	17,886	1,424,083
First American Financial Corp.	13,716	538,764
FirstEnergy Corp.	26,631	847,398
Flex Ltd. (d)	48,164	809,155
Foot Locker, Inc.	17,610	1,317,404
Ford Motor Co.	97,018	1,129,290
Fresh Del Monte Produce, Inc.	9,834	582,468
General Electric Co.	103,312	3,078,698
General Motors Co.	48,494	1,714,748
Gilead Sciences, Inc.	18,888	1,282,873
Global Brass & Copper Holdings, Inc.	9,672	332,717
Global Payments, Inc.	6,483	523,048
Goldman Sachs Group, Inc.	8,582	1,971,457
Goodyear Tire & Rubber Co.	54,244	1,952,784
Great Western Bancorp, Inc.	6,840	290,084
Hanover Insurance Group, Inc.	7,976	718,319
Hartford Financial Services Group, Inc.	18,093	869,731
Hawaiian Holdings, Inc. (d)	5,075	235,734
HCA Holdings, Inc. (d)	10,427	927,899
Helmerich & Payne, Inc.	14,378	957,143
Hewlett Packard Enterprise Co.	77,341	1,832,982
Hill-Rom Holdings, Inc.	5,957	420,564
Hologic, Inc. (d)	14,082	599,189
Home Depot, Inc.	32,296	4,742,022
Huntington Bancshares, Inc.	50,904	681,605
Huntington Ingalls Industries, Inc.	7,200	1,441,728
INC Research Holdings, Inc., Class A (d)	6,637	304,306
Ingredion, Inc.	18,718	2,254,209
Integra LifeSciences Holdings Corp. (d)	9,040	380,855
Intel Corp.	113,136	4,080,816
International Business Machines Corp.	10,407	1,812,275
International Paper Co.	9,609	487,945
Intuitive Surgical, Inc. (d)	2,815	2,157,613
Invesco Mortgage Capital, Inc. REIT	25,075	386,656
Jack in the Box, Inc.	7,154	727,705
JetBlue Airways Corp. (d)	20,776	428,193
JM Smucker Co.	8,608	1,128,337
Johnson & Johnson	55,333	6,891,725
Johnson Controls International PLC	63,751	2,685,192
JPMorgan Chase & Co.	91,547	8,041,488

	Shares	Value
Juniper Networks, Inc.	22,521	$626,759
KAR Auction Services, Inc.	15,175	662,692
Knoll, Inc.	2,884	68,668
Kohl’s Corp.	20,270	806,949
Kraton Corp. (d)	8,685	268,540
Kroger Co.	27,815	820,264
Laboratory Corp. of America Holdings (d)	10,391	1,490,797
Lam Research Corp.	27,906	3,582,014
Lear Corp.	16,297	2,307,329
LifePoint Health, Inc. (d)	11,480	751,940
Lincoln National Corp.	30,109	1,970,634
LogMeIn, Inc.	2,205	214,988
Lumentum Holdings, Inc. (d)	11,171	595,973
LyondellBasell Industries NV, Class A	19,945	1,818,785
Macy’s, Inc.	41,755	1,237,618
Maiden Holdings Ltd.	21,491	300,874
Mallinckrodt PLC (d)	27,565	1,228,572
Marathon Petroleum Corp.	24,291	1,227,667
Marriott Vacations Worldwide Corp.	6,236	623,163
Masimo Corp. (d)	8,823	822,833
McDonald’s Corp.	21,236	2,752,398
McKesson Corp.	16,474	2,442,435
Mercer International, Inc.	16,904	197,777
Merck & Co., Inc.	34,489	2,191,431
MetLife, Inc.	14,000	739,480
MFA Financial, Inc. REIT	51,080	412,726
Micron Technology, Inc. (d)	97,090	2,805,901
Microsoft Corp.	50,474	3,324,218
MKS Instruments, Inc.	6,915	475,406
Mohawk Industries, Inc. (d)	2,363	542,285
Morgan Stanley	55,742	2,387,987
MTGE Investment Corp. REIT	17,166	287,531
Murphy Oil Corp.	25,966	742,368
Net 1 UEPS Technologies, Inc. (d)	28,727	351,331
NETGEAR, Inc. (d)	6,804	337,138
NeuStar, Inc., Class A (d)	16,438	544,920
New Residential Investment Corp. REIT	20,697	351,435
Newell Brands, Inc.	36,087	1,702,224
Newfield Exploration Co. (d)	20,578	759,534
Northrop Grumman Corp.	8,676	2,063,500
NVIDIA Corp.	7,089	772,205
Omega Protein Corp.	30,745	616,437
On Assignment, Inc. (d)	2,190	106,281
ON Semiconductor Corp. (d)	51,588	799,098
ONE Gas, Inc.	4,669	315,624
Owens Corning	14,604	896,247
Pfizer, Inc.	140,459	4,805,102
PG&E Corp.	19,084	1,266,414
Pinnacle Foods, Inc.	39,223	2,269,835
Pioneer Natural Resources Co.	4,835	900,422
Pitney Bowes, Inc.	16,135	211,530
PNC Financial Services Group, Inc.	21,439	2,577,825
Principal Financial Group, Inc.	26,450	1,669,259
Provident Financial Services, Inc.	8,585	221,922
Prudential Financial, Inc.	16,691	1,780,596
Public Service Enterprise Group, Inc.	24,481	1,085,732
PVH Corp.	16,133	1,669,282
Qorvo, Inc. (d)	10,520	721,251
Quest Diagnostics, Inc.	10,881	1,068,405
Quintiles IMS Holdings, Inc. (d)	11,969	963,864

	Shares	Value
Reinsurance Group of America, Inc.	7,386	$937,874
Reliance Steel & Aluminum Co.	3,998	319,920
Revlon, Inc., Class A (d)	11,793	328,435
Reynolds American, Inc.	43,823	2,761,725
Royal Caribbean Cruises Ltd.	12,590	1,235,205
Rudolph Technologies, Inc. (d)	14,645	328,048
Sanmina Corp. (d)	37,485	1,521,891
Sinclair Broadcast Group, Inc. Class A	13,623	551,731
Skyworks Solutions, Inc.	31,506	3,086,958
Snap-on, Inc.	2,318	390,977
Southern Co.	28,608	1,424,106
Southwest Airlines Co.	8,359	449,380
Southwestern Energy Co. (d)	146,319	1,195,426
SpartanNash Co.	4,909	171,766
Spirit AeroSystems Holdings, Inc., Class A	21,345	1,236,302
Stanley Black & Decker, Inc.	17,522	2,328,148
Staples, Inc.	82,467	723,236
Stoneridge, Inc. (d)	13,107	237,761
Stryker Corp.	5,385	708,935
SunTrust Banks, Inc.	52,106	2,881,462
Superior Industries International, Inc.	34,076	863,827
Sykes Enterprises, Inc. (d)	4,989	146,677
Sysco Corp.	22,667	1,176,871
Teleflex, Inc.	4,638	898,520
Tenet Healthcare Corp. (d)	45,175	800,049
Tesoro Corp.	17,991	1,458,350
Texas Instruments, Inc.	13,816	1,113,017
Texas Roadhouse, Inc.	13,049	581,072
Thermo Fisher Scientific, Inc.	15,101	2,319,514
Thor Industries, Inc.	7,152	687,522
Time Warner, Inc.	22,598	2,208,051
TiVo Corp.	18,489	346,669
Tower International, Inc.	9,675	262,193
Travelers Cos., Inc.	7,000	843,780
Tyson Foods, Inc., Class A	40,105	2,474,880
Union Bankshares Corp.	10,698	376,356
United Continental Holdings, Inc. (d)	5,874	414,939
UnitedHealth Group, Inc.	25,279	4,146,009
Universal Health Services, Inc., Class B	4,864	605,325
Unum Group	32,891	1,542,259
Vail Resorts, Inc.	1,727	331,411
Valero Energy Corp.	33,979	2,252,468
VCA, Inc. (d)	4,075	372,863
Verizon Communications, Inc.	128,498	6,264,277
Vishay Intertechnology, Inc.	27,556	453,296
Wal-Mart Stores, Inc.	30,762	2,217,325
Waste Management, Inc.	30,079	2,193,361
WellCare Health Plans, Inc. (d)	2,564	359,498
Wells Fargo & Co.	45,890	2,554,237
Western Digital Corp.	19,153	1,580,697
Whirlpool Corp.	4,060	695,600
Xerox Corp.	127,578	936,423
Xperi Corp.	10,536	357,697
Yum! Brands, Inc.	14,776	944,186
Zimmer Biomet Holdings, Inc.	11,217	1,369,708

		369,299,270

Total Common Stock (cost—$633,895,293)		709,095,351

150	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Preferred Stock—0.9%
Brazil—0.4%
Banco Bradesco S.A.	75,852	$784,542
Braskem S.A., Class A	20,000	202,837
Cia Paranaense de Energia	31,300	327,337
Itau Unibanco Holding S.A.	118,023	1,428,822

		2,743,538

Colombia—0.1%
Banco Davivienda S.A.	67,696	704,514

Korea (Republic of)—0.4%
Samsung Electronics Co., Ltd.	2,223	3,184,202

Total Preferred Stock (cost—$4,906,599)		6,632,254

Rights—0.0%
Australia—0.0%
Downer EDI Ltd., strike price AUD 5.95, expires 4/11/17, (d) (cost—$0)	26,981	248

	Principal Amount (000s)
Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $6,511,049; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $6,641,377 including accrued interest
(cost—$6,511,000)	$6,511	6,511,000

Total Investments (cost—$645,312,892) (b)—99.2%		722,238,853

Other assets less liabilities (e)—0.8%		5,892,858

Net Assets-100.0%		$728,131,711

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,683,438, representing 0.6% of net assets.

(b) Securities with an aggregate value of $262,032,182, representing 36.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $3,298,557, representing 0.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

AUD—Australian Dollar

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	11.1%
Oil, Gas & Consumable Fuels	5.8%
Semiconductors & Semiconductor Equipment	4.7%
Insurance	4.4%
Health Care Providers & Services	3.9%
Internet Software & Services	3.6%
Pharmaceuticals	3.6%
Diversified Telecommunication Services	3.1%
Food Products	3.1%
Technology Hardware, Storage & Peripherals	3.0%
Health Care Equipment & Supplies	2.4%
IT Services	2.4%
Automobiles	2.3%
Food & Staples Retailing	2.2%
Airlines	2.1%
Chemicals	2.1%
Electric Utilities	2.1%
Hotels, Restaurants & Leisure	2.0%
Tobacco	2.0%
Auto Components	2.0%
Media	1.8%
Software	1.8%
Metals & Mining	1.6%
Specialty Retail	1.6%
Biotechnology	1.6%

Industrial Conglomerates	1.5%
Electronic Equipment, Instruments & Components	1.5%
Trading Companies & Distributors	1.4%
Household Durables	1.3%
Construction & Engineering	1.1%
Capital Markets	1.1%
Communications Equipment	1.0%
Commercial Services & Supplies	1.0%
Machinery	0.9%
Real Estate Management & Development	0.8%
Aerospace & Defense	0.7%
Life Sciences Tools & Services	0.7%
Multi-line Retail	0.7%
Multi-Utilities	0.7%
Internet & Catalog Retail	0.7%
Road & Rail	0.7%
Mortgage Real Estate Investment Trusts (REITs)	0.6%
Paper & Forest Products	0.6%
Diversified Financial Services	0.5%
Building Products	0.5%
Beverages	0.4%
Containers & Packaging	0.4%
Construction Materials	0.3%
Textiles, Apparel & Luxury Goods	0.3%
Equity Real Estate Investment Trusts (REITs)	0.3%
Air Freight & Logistics	0.2%
Professional Services	0.2%
Marine	0.2%
Distributors	0.2%
Consumer Finance	0.2%
Electrical Equipment	0.2%
Household Products	0.2%
Transportation Infrastructure	0.1%
Energy Equipment & Services	0.1%
Thrifts & Mortgage Finance	0.1%
Independent Power Producers & Energy Traders	0.1%
Health Care Technology	0.1%
Wireless Telecommunication Services	0.1%
Gas Utilities	0.1%
Leisure Equipment & Products	0.1%
Diversified Consumer Services	0.1%
Water Utilities	0.0%
Personal Products	0.0%
Leisure Products	0.0%
Repurchase Agreements	0.9%
Other assets less liabilities	0.8%

100.0%

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	151

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI Best Styles International Equity Fund

	Shares	Value
Common Stock—95.6%
Australia—6.4%
Aristocrat Leisure Ltd.	4,832	$66,326
Asaleo Care Ltd.	53,367	71,767
Australian Pharmaceutical Industries Ltd.	53,515	83,400
Bank of Queensland Ltd.	9,008	83,622
Bapcor Ltd.	5,706	25,411
BlueScope Steel Ltd.	7,649	71,707
Caltex Australia Ltd.	4,832	108,873
Collins Foods Ltd.	20,614	81,884
Commonwealth Bank of Australia	701	45,968
Estia Health Ltd.	24,789	58,499
Fortescue Metals Group Ltd.	31,765	151,302
Harvey Norman Holdings Ltd.	34,025	117,685
Japara Healthcare Ltd.	47,323	72,653
Macquarie Group Ltd.	2,435	167,763
McMillan Shakespeare Ltd.	7,546	76,206
Metcash Ltd. (d)	27,010	50,944
Myer Holdings Ltd.	16,957	15,739
OZ Minerals Ltd.	11,735	70,208
Qantas Airways Ltd.	28,424	84,472
Select Harvests Ltd.	18,149	81,488
Spotless Group Holdings Ltd.	44,145	36,574
Star Entertainment Group Ltd.	5,483	22,909
Treasury Wine Estates Ltd.	14,946	139,620
Westpac Banking Corp.	10,798	288,655

		2,073,675

Austria—1.7%
Austria Technologie & Systemtechnik AG	4,147	45,419
Erste Group Bank AG (d)	4,358	141,905
Lenzing AG	502	84,427
Mayr Melnhof Karton AG	307	35,781
OMV AG	951	37,478
Porr AG	2,237	83,095
Telekom Austria AG (d)	282	1,922
Voestalpine AG	3,215	126,441

		556,468

Belgium—0.8%
AGFA-Gevaert NV (d)	8,409	41,149
Euronav NV	6,856	54,753
UCB S.A.	1,361	105,570
Warehouses De Pauw CVA REIT	474	44,077

		245,549

China—1.7%
AAC Technologies Holdings, Inc.	11,500	134,654
Agricultural Bank of China Ltd., Class H	139,000	64,103
Bank of China Ltd., Class H	191,000	94,981
China Construction Bank Corp., Class H	116,000	93,462
Huadian Power International Corp., Ltd., Class H	50,000	21,303
Industrial & Commercial Bank of China Ltd., Class H	166,000	108,622
Minth Group Ltd.	12,000	48,385

		565,510

Denmark—1.0%
Alm Brand A/S	10,188	82,567
Danske Bank A/S	5,884	200,620
Schouw & Co. AB	595	54,530

		337,717

	Shares	Value
Finland—0.8%
Metsa Board Oyj	5,259	$32,495
Neste Oyj	1,565	61,196
UPM-Kymmene Oyj	6,655	156,253

		249,944

France—9.6%
Alten S.A.	1,121	85,960
Altran Technologies S.A. (d)	4,651	78,206
APERAM S.A.	679	33,854
Arkema S.A.	1,335	131,418
Atos SE	1,477	182,528
AXA S.A.	8,545	220,767
BNP Paribas S.A.	4,520	300,779
Bouygues S.A.	2,285	92,873
Capgemini S.A.	718	66,275
Cie Generale des Etablissements Michelin	1,441	175,107
Electricite de France S.A.	6,920	58,145
Elior Group (a)	1,614	36,568
Engie S.A.	16,466	232,691
Lagardere SCA	815	23,973
Natixis S.A.	6,376	39,252
Orange S.A.	10,012	155,442
Renault S.A.	760	66,023
Sanofi	3,321	300,202
SCOR SE	3,234	122,223
Total S.A.	9,510	480,858
Valeo S.A.	1,184	78,762
Vinci S.A.	2,028	161,041

		3,122,947

Germany—8.3%
adidas AG	1,465	278,690
BASF SE	1,368	135,451
Bayer AG	2,434	280,430
Covestro AG (a)	2,185	168,330
Daimler AG	2,103	155,200
Deutsche Post AG	5,455	186,689
Deutsche Telekom AG	4,821	84,477
Deutsche Wohnen AG	2,454	80,814
Evonik Industries AG	3,571	116,395
Fresenius SE & Co. KGaA	2,305	185,220
Hannover Rueck SE	1,060	122,145
HeidelbergCement AG	1,363	127,642
K&S AG	309	7,182
Merck KGaA	1,626	185,288
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,142	223,549
Siemens AG	1,246	170,667
TUI AG	3,341	46,207
Volkswagen AG	220	32,870
Wuestenrot & Wuerttembergische AG	3,255	64,575
Zalando SE (a)(d)	1,251	50,562

		2,702,383

Greece—0.5%
Hellenic Petroleum S.A. (d)	16,280	89,275
Mytilineos Holdings S.A. (d)	5,418	41,012
Tsakos Energy Navigation Ltd.	7,558	36,203

		166,490

Hong Kong—3.7%
BOC Hong Kong Holdings Ltd.	31,500	128,751
Cathay Pacific Airways Ltd.	42,000	60,973
Cheung Kong Property Holdings Ltd.	25,000	168,646
CK Hutchison Holdings Ltd.	20,920	257,565
CLP Holdings Ltd.	8,500	88,982

	Shares	Value
Kerry Properties Ltd.	24,000	$83,248
Man Wah Holdings Ltd.	122,800	97,540
Shun Tak Holdings Ltd.	160,000	56,652
Swire Pacific Ltd., Class A	3,000	29,986
WH Group Ltd. (a)	174,000	150,044
Wheelock & Co., Ltd.	4,000	31,641
Xinyi Glass Holdings Ltd. (d)	44,000	38,756

		1,192,784

Indonesia—0.1%
Telekomunikasi Indonesia Persero Tbk PT	121,900	37,892

Ireland—0.8%
CRH PLC	4,886	172,081
Smurfit Kappa Group PLC	2,488	66,304
Total Produce PLC	2,856	5,941

		244,326

Israel—0.7%
Bank Hapoalim BM	15,201	92,638
Teva Pharmaceutical Industries Ltd.	3,580	117,074

		209,712

Italy—3.3%
Assicurazioni Generali SpA	9,472	150,284
Enel SpA	61,636	290,026
EXOR NV	3,217	166,344
Intesa Sanpaolo SpA	70,375	191,427
Mediobanca SpA	14,860	133,982
Rizzoli Corriere Della Sera Mediagroup SpA (d)	2,741	3,453
Societa Cattolica di Assicurazioni SCRL	10,493	84,067
UniCredit SpA	2,697	41,575

		1,061,158

Japan—23.4%
Alfresa Holdings Corp.	1,800	31,291
AOI Electronics Co., Ltd.	3,200	98,037
Aoyama Trading Co., Ltd.	1,000	34,390
Astellas Pharma, Inc.	17,000	224,212
Chubu Electric Power Co., Inc.	6,800	91,344
CKD Corp.	5,500	69,732
Dai Nippon Printing Co., Ltd.	10,000	108,214
Daiichi Sankyo Co., Ltd.	6,800	153,415
Daikin Industries Ltd.	1,500	151,257
DCM Holdings Co., Ltd.	1,800	16,643
FUJIFILM Holdings Corp.	3,400	133,273
Heiwado Co., Ltd.	3,000	72,944
Hirata Corp.	300	24,364
Hitachi High-Technologies Corp.	1,300	53,105
Hitachi Ltd.	28,000	152,033
Hokuhoku Financial Group, Inc.	5,200	81,636
Idemitsu Kosan Co., Ltd.	4,200	146,199
ITOCHU Corp.	10,900	155,176
J Front Retailing Co., Ltd.	3,600	53,475
Japan Airlines Co., Ltd.	3,400	107,950
JX Holdings, Inc.	22,800	112,257
Kato Sangyo Co., Ltd.	1,400	36,058
KDDI Corp.	10,300	270,898
Marubeni Corp.	23,400	144,540
Marudai Food Co., Ltd.	17,000	74,529
Medipal Holdings Corp.	3,100	48,708
Megmilk Snow Brand Co., Ltd.	1,600	44,110
Mitsubishi Chemical Holdings Corp.	21,400	166,148
Mitsubishi Gas Chemical Co., Inc.	7,900	164,544

152	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Mitsubishi Heavy Industries Ltd.	5,000	$20,119
Mitsubishi Materials Corp.	3,500	106,235
Mitsubishi Tanabe Pharma Corp.	4,500	93,956
Mitsubishi UFJ Financial Group, Inc.	47,700	300,470
Mitsui & Co., Ltd.	12,300	178,621
Mixi, Inc.	800	38,697
Nippon Electric Glass Co., Ltd.	10,000	60,577
Nippon Flour Mills Co., Ltd.	6,500	96,216
Nippon Telegraph & Telephone Corp.	6,400	273,621
Nissan Motor Co., Ltd.	24,700	238,167
Nisshin Oillio Group Ltd.	18,000	102,628
NTT DOCOMO, Inc.	11,700	273,221
Oki Electric Industry Co., Ltd.	3,100	44,672
Okinawa Cellular Telephone Co.	2,600	84,277
ORIX Corp.	9,800	145,457
Otsuka Holdings Co., Ltd.	3,100	140,307
Ricoh Co., Ltd. (d)	10,300	84,965
Seino Holdings Co., Ltd.	6,000	67,565
Shindengen Electric Manufacturing Co., Ltd.	9,000	37,765
Sojitz Corp.	5,600	14,072
Sompo Holdings, Inc.	4,300	157,975
Stella Chemifa Corp.	600	17,125
Sumitomo Corp.	13,100	176,730
Sumitomo Dainippon Pharma Co., Ltd.	2,700	44,678
Sumitomo Electric Industries Ltd.	10,000	166,234
Sumitomo Forestry Co., Ltd.	4,200	64,016
Sumitomo Mitsui Financial Group, Inc.	4,500	163,794
Sumitomo Rubber Industries Ltd.	2,400	40,949
Suzuken Co., Ltd.	2,300	75,581
Taisei Corp.	14,000	102,384
Taisho Pharmaceutical Holdings Co., Ltd.	200	16,285
Teijin Ltd.	5,900	111,406
Toho Holdings Co., Ltd.	2,700	56,665
Tohoku Electric Power Co., Inc.	6,600	89,653
Tokyo Electron Ltd.	400	43,791
TonenGeneral Sekiyu KK (c)	3,000	37,616
Toridoll Holdings Corp.	1,400	30,442
Towa Corp.	1,400	25,061
Toyoda Gosei Co., Ltd.	1,600	40,808
Toyota Motor Corp.	5,500	298,528
Tsumura & Co.	1,800	56,576
V Technology Co., Ltd.	600	92,508
Valor Holdings Co., Ltd.	1,300	30,758
Warabeya Nichiyo Holdings Co., Ltd.	3,400	79,071
West Japan Railway Co.	1,400	91,299
Yokohama Reito Co., Ltd.	7,400	73,657

		7,605,680

Korea (Republic of)—1.5%
Hana Financial Group, Inc.	2,141	70,649
Hyundai Mobis Co., Ltd.	148	31,838
Kia Motors Corp.	913	30,259
Korea Electric Power Corp.	2,268	94,406
POSCO	248	64,412
Samsung Electronics Co., Ltd. GDR	171	157,024
SK Innovation Co., Ltd.	307	45,745

		494,333

Netherlands—1.5%
Accell Group	1,591	43,535
AerCap Holdings NV (d)	1,118	51,395
BinckBank NV	10,055	51,346

	Shares	Value
Heineken Holding NV	1,112	$88,326
ING Groep NV	6,006	90,716
NN Group NV	3,384	109,903
Unilever NV	1,218	60,511

		495,732

New Zealand—1.4%
Air New Zealand Ltd.	34,028	58,680
EBOS Group Ltd.	12,982	165,970
Fletcher Building Ltd.	3,729	21,723
Fonterra Co-operative Group Ltd. UNIT	25,064	106,473
Infratil Ltd.	31,884	65,041
New Zealand Refining Co., Ltd.	29,024	48,405

		466,292

Norway—1.3%
Austevoll Seafood ASA	1,075	7,891
Avance Gas Holding Ltd. (a)	19,848	65,187
Bakkafrost P/F	1,887	58,367
DNB ASA	5,629	89,380
Leroy Seafood Group ASA	330	14,452
Marine Harvest ASA (d)	2,491	37,999
Orkla ASA	3,848	34,471
Yara International ASA	3,199	123,218

		430,965

Portugal—0.4%
EDP—Energias de Portugal S.A.	15,128	51,150
Galp Energia SGPS S.A.	3,662	55,543
Jeronimo Martins SGPS S.A.	1,901	33,969

		140,662

Russian Federation—0.1%
Rosneft Oil Co. PJSC GDR	8,252	47,010

Singapore—0.3%
Keppel Corp., Ltd.	4,100	20,337
QAF Ltd.	89,500	89,253

		109,590

South Africa—0.0%
Steinhoff International Holdings NV	1,302	6,228

Spain—3.0%
Aena S.A. (a)	860	135,931
Amadeus IT Group S.A.	1,405	71,189
Banco Santander S.A.	19,230	117,713
CIE Automotive S.A.	5,432	107,042
Iberdrola S.A.	22,218	158,745
International Consolidated Airlines Group S.A.	18,858	124,978
Repsol S.A.	11,692	181,143
Telefonica S.A.	6,378	71,391

		968,132

Sweden—1.1%
Coor Service Management Holding AB (a)	13,820	83,008
ICA Gruppen AB	80	2,729
Loomis AB, Class B	2,241	70,861
Mycronic AB	5,206	53,321
Nobina AB (a)	15,280	90,804
SAS AB (d)	27,184	43,279

		344,002

Switzerland—7.2%
Baloise Holding AG	944	129,717
Bobst Group S.A.	1,040	95,848
Geberit AG	278	119,793
Lonza Group AG (d)	795	150,272
Nestle S.A.	4,858	372,860
Novartis AG	3,521	261,461
Partners Group Holding AG	129	69,326
Roche Holding AG	829	212,003

	Shares	Value
Swiss Life Holding AG (d)	498	$160,586
Swiss Re AG	2,505	224,989
UBS Group AG	16,849	269,325
Zurich Insurance Group AG (d)	1,039	277,268

		2,343,448

Taiwan—0.4%
Compeq Manufacturing Co., Ltd.	30,000	21,697
Formosa Petrochemical Corp.	6,000	20,958
Taiwan Semiconductor Manufacturing Co., Ltd.	12,000	75,247

		117,902

Turkey—0.1%
Soda Sanayii AS	26,808	44,883

United Kingdom—14.5%
3i Group PLC	17,818	167,294
Anglo American PLC (d)	12,925	197,481
Barratt Developments PLC	14,310	98,024
Bellway PLC	54	1,830
Berkeley Group Holdings PLC	242	9,731
Bovis Homes Group PLC	1,265	13,408
BP PLC	25,691	147,880
British American Tobacco PLC	4,171	276,729
BT Group PLC	10,867	43,393
Carillion PLC	21,105	58,879
Carnival PLC	879	50,382
Coca-Cola HBC AG (d)	2,832	73,111
Compass Group PLC	13,461	254,146
Conviviality PLC	5,695	19,444
Cranswick PLC	754	24,175
Dart Group PLC	11,995	77,547
Direct Line Insurance Group PLC	21,291	92,634
Equiniti Group PLC (a)	32,419	79,611
Fiat Chrysler Automobiles NV (d)	935	10,215
Firstgroup PLC (d)	44,834	74,165
Fresnillo PLC	1,680	32,734
Galliford Try PLC	4,232	78,167
GlaxoSmithKline PLC	4,720	98,143
Greggs PLC	3,746	48,928
HSBC Holdings PLC	35,523	289,756
J Sainsbury PLC	34,788	115,224
Legal & General Group PLC	4,828	14,950
Lloyds Banking Group PLC	114,332	95,088
Lookers PLC	46,839	75,263
Marks & Spencer Group PLC	18,754	79,215
Marston’s PLC	10,226	17,202
McBride PLC Class B (d)	945	2,344
McCarthy & Stone PLC (a)	30,837	72,908
Micro Focus International PLC	1,309	37,338
National Express Group PLC	19,456	87,755
Northgate PLC	19,067	131,390
Novae Group PLC	9,409	74,563
OneSavings Bank PLC	16,831	85,236
Pendragon PLC	192,293	84,323
Persimmon PLC	914	23,980
Reckitt Benckiser Group PLC	720	65,730
Royal Dutch Shell PLC, Class A	22,758	599,862
Royal Mail PLC	20,449	108,912
Shawbrook Group PLC (a)(d)	17,127	72,808
Shire PLC	1,981	115,427
TP ICAP PLC	15,715	91,457
U & I Group PLC	31,776	66,586
Vodafone Group PLC	41,616	108,451
WPP PLC	7,352	161,149

		4,704,968

Total Common Stock (cost—$29,223,053)		31,086,382

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	153

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Preferred Stock—1.2%
Germany—1.2%
Henkel AG & Co. KGaA	1,216	$155,861
Volkswagen AG	1,529	222,898

Total Preferred Stock (cost—$331,359)		378,759

	Principal Amount (000s)
Repurchase Agreements—1.3%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $412,003; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $424,130 including accrued interest
(cost—$412,000)	$412	412,000

Total Investments (cost—$29,966,412) (b)—98.1%		31,877,141

Other assets less liabilities (e)—1.9%		621,734

Net Assets—100.0%		$32,498,875

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,005,761, representing 3.1% of net assets.

(b) Securities with an aggregate value of $29,384,519, representing 90.4% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $37,616, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

Glossary:

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	10.5%
Oil, Gas & Consumable Fuels	7.3%
Insurance	7.1%
Pharmaceuticals	7.0%
Food Products	4.4%
Chemicals	3.9%
Automobiles	3.2%
Electric Utilities	3.0%
Metals & Mining	2.6%
Capital Markets	2.5%
Health Care Providers & Services	2.4%
Wireless Telecommunication Services	2.3%
Auto Components	2.2%
Trading Companies & Distributors	2.2%
Diversified Telecommunication Services	2.1%
Electronic Equipment, Instruments & Components	2.0%
Hotels, Restaurants & Leisure	1.9%
Construction & Engineering	1.8%
IT Services	1.7%
Airlines	1.7%
Industrial Conglomerates	1.7%
Road & Rail	1.7%
Food & Staples Retailing	1.5%
Real Estate Management & Development	1.4%
Household Durables	1.2%
Technology Hardware, Storage & Peripherals	1.2%
Construction Materials	1.0%
Diversified Financial Services	1.0%
Beverages	0.9%
Commercial Services & Supplies	0.9%
Air Freight & Logistics	0.9%
Semiconductors & Semiconductor Equipment	0.9%
Textiles, Apparel & Luxury Goods	0.9%
Tobacco	0.9%
Building Products	0.8%
Multi-line Retail	0.8%
Multi-Utilities	0.7%
Household Products	0.7%
Specialty Retail	0.7%
Machinery	0.6%
Paper & Forest Products	0.6%
Media	0.6%
Life Sciences Tools & Services	0.5%
Transportation Infrastructure	0.4%
Personal Products	0.4%
Biotechnology	0.4%
Containers & Packaging	0.3%
Thrifts & Mortgage Finance	0.3%
Professional Services	0.2%
Internet & Catalog Retail	0.2%
Equity Real Estate Investment Trusts (REITs)	0.1%
Leisure Equipment & Products	0.1%
Health Care Technology	0.1%
Internet Software & Services	0.1%
Software	0.1%
Distributors	0.1%
Independent Power Producers & Energy Traders	0.1%
Repurchase Agreements	1.3%
Other assets less liabilities	1.9%

100.0%

AllianzGI Best Styles U.S. Equity Fund

	Shares	Value
Common Stock—99.9%
Aerospace & Defense—2.4%
Huntington Ingalls Industries, Inc.	2,766	$553,864
Lockheed Martin Corp.	2,436	651,874
Northrop Grumman Corp.	3,376	802,948
Raytheon Co.	5,625	857,812

		2,866,498

Air Freight & Logistics—0.8%
Air Transport Services Group, Inc. (a)	1,320	21,186
United Parcel Service, Inc., Class B	8,966	962,052

		983,238

Airlines—1.4%
Alaska Air Group, Inc.	8,116	748,458
American Airlines Group, Inc.	1,008	42,638
Delta Air Lines, Inc.	16,426	754,939
Exchange Income Corp.	614	18,025
SkyWest, Inc.	5,066	173,510

		1,737,570

Auto Components—0.9%
Delphi Automotive PLC	4,667	375,647
Lear Corp.	2,692	381,133
Magna International, Inc.	7,787	336,050
Superior Industries International, Inc.	679	17,213

		1,110,043

Automobiles—1.1%
Ford Motor Co.	52,191	607,503
General Motors Co.	19,892	703,381

		1,310,884

Banks—5.4%
Banc of California, Inc.	10,992	227,534
Bank of America Corp.	33,290	785,311
Citigroup, Inc.	20,958	1,253,707
Huntington Bancshares, Inc.	16,687	223,439
JPMorgan Chase & Co.	22,598	1,985,008
Regions Financial Corp.	47,937	696,525
SunTrust Banks, Inc.	9,216	509,645
Wells Fargo & Co.	14,407	801,894

		6,483,063

Beverages—1.1%
Coca-Cola Co.	7,776	330,014
Dr. Pepper Snapple Group, Inc.	6,895	675,158
MGP Ingredients, Inc.	820	44,469
PepsiCo, Inc.	2,569	287,368

		1,337,009

Biotechnology—2.7%
AbbVie, Inc.	15,247	993,494
Amgen, Inc.	7,997	1,312,068
Biogen, Inc. (a)	477	130,421
Bioverativ, Inc. (a)	238	12,961
Gilead Sciences, Inc.	10,168	690,611
United Therapeutics Corp. (a)	312	42,239
Xencor, Inc. (a)	843	20,165

		3,201,959

Building Products—0.1%
Builders FirstSource, Inc. (a)	525	7,822
Griffon Corp.	747	18,414
Universal Forest Products, Inc.	799	78,733

		104,969

154	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Capital Markets—1.8%
Goldman Sachs Group, Inc.	2,590	$594,975
Morgan Stanley	22,106	947,021
Morningstar, Inc.	96	7,546
Nasdaq, Inc.	2,560	177,792
S&P Global, Inc.	3,303	431,834

		2,159,168

Chemicals—1.6%
CF Industries Holdings, Inc.	1,956	57,409
Dow Chemical Co.	18,470	1,173,584
Innospec, Inc.	192	12,432
LyondellBasell Industries NV, Class A	7,796	710,917

		1,954,342

Commercial Services & Supplies—2.0%
Cintas Corp.	5,354	677,495
Copart, Inc. (a)	3,492	216,260
KAR Auction Services, Inc.	7,984	348,661
Republic Services, Inc.	10,194	640,285
Transcontinental, Inc., Class A	728	13,456
Waste Management, Inc.	6,242	455,167

		2,351,324

Communications Equipment—1.2%
Cisco Systems, Inc.	36,629	1,238,060
Finisar Corp. (a)	5,285	144,492

		1,382,552

Construction & Engineering—0.1%
Aecon Group, Inc.	581	7,501
WSP Global, Inc.	1,287	45,457

		52,958

Construction Materials—0.5%
Vulcan Materials Co.	5,102	614,689

Consumer Finance—0.4%
Capital One Financial Corp.	2,659	230,429
Credit Acceptance Corp. (a)	1,172	233,708
Santander Consumer USA Holdings, Inc. (a)	440	5,861

		469,998

Containers & Packaging—0.8%
CCL Industries, Inc., Class B	1,500	327,262
Packaging Corp. of America	6,890	631,262
Sonoco Products Co.	97	5,133

		963,657

Diversified Consumer Services—0.1%
Capella Education Co.	626	53,226
Career Education Corp. (a)	1,419	12,345
Enercare, Inc.	2,384	37,234
Regis Corp. (a)	618	7,243

		110,048

Diversified Financial Services—1.2%
Berkshire Hathaway, Inc., Class B (a)	8,812	1,468,784

Diversified Telecommunication Services—2.7%
AT&T, Inc.	36,932	1,534,525
BCE, Inc.	3,906	172,941
CenturyLink, Inc.	21,494	506,613
Verizon Communications, Inc.	21,042	1,025,797

		3,239,876

Electric Utilities—1.9%
American Electric Power Co., Inc.	3,335	223,878
Duke Energy Corp.	7,072	579,975
Entergy Corp.	5,332	405,019
Exelon Corp.	6,883	247,650

	Shares	Value
FirstEnergy Corp.	4,260	$135,553
NextEra Energy, Inc.	4,953	635,817

		2,227,892

Electrical Equipment—0.0%
General Cable Corp.	549	9,855

Electronic Equipment, Instruments & Components—1.6%
Arrow Electronics, Inc. (a)	2,895	212,522
Avnet, Inc.	122	5,583
Benchmark Electronics, Inc. (a)	372	11,830
CDW Corp.	8,557	493,824
Corning, Inc.	11,605	313,335
TE Connectivity Ltd.	8,646	644,559
Tech Data Corp. (a)	1,920	180,288

		1,861,941

Energy Equipment & Services—0.5%
Helmerich & Payne, Inc.	2,233	148,651
Noble Corp. PLC	26,524	164,184
Schlumberger Ltd.	3,423	267,336

		580,171

Equity Real Estate Investment Trusts (REITs)—1.3%
CareTrust REIT, Inc.	1,328	22,337
Crown Castle International Corp.	6,348	599,569
Duke Realty Corp.	13,567	356,405
Equinix, Inc.	508	203,388
Equity LifeStyle Properties, Inc.	2,340	180,320
Gaming and Leisure Properties, Inc.	1,815	60,657
Milestone Apartments Real Estate Investment Trust	918	14,897
Monmouth Real Estate Investment Corp.	948	13,528
New Senior Investment Group, Inc.	1,702	17,360
STORE Capital Corp.	1,635	39,044

		1,507,505

Food & Staples Retailing—1.4%
CVS Health Corp.	54	4,239
Empire Co., Ltd.	9,991	152,662
SpartanNash Co.	4,165	145,733
Sysco Corp.	13,768	714,835
Wal-Mart Stores, Inc.	4,837	348,651
Walgreens Boots Alliance, Inc.	3,220	267,421

		1,633,541

Food Products—2.2%
Archer-Daniels-Midland Co.	14,749	679,044
Bunge Ltd.	2,198	174,214
Cal-Maine Foods, Inc. (a)	4,434	163,171
Ingredion, Inc.	4,510	543,139
Pilgrim’s Pride Corp.	7,024	158,075
Sanderson Farms, Inc.	1,994	207,057
Saputo, Inc.	3,938	135,891
Tyson Foods, Inc., Class A	9,748	601,549

		2,662,140

Gas Utilities—0.1%
Atmos Energy Corp.	2,123	167,696

Health Care Equipment & Supplies—4.5%
Align Technology, Inc. (a)	3,521	403,894
Anika Therapeutics, Inc. (a)	767	33,318
Baxter International, Inc.	1,765	91,533
Becton Dickinson and Co.	2,084	382,289
Boston Scientific Corp. (a)	11,285	280,658
Danaher Corp.	6,698	572,880

	Shares	Value
Hologic, Inc. (a)	204	$8,680
IDEXX Laboratories, Inc. (a)	2,131	329,474
Intuitive Surgical, Inc. (a)	540	413,894
Medtronic PLC	13,330	1,073,865
ResMed, Inc.	6,213	447,149
Stryker Corp.	6,671	878,237
Teleflex, Inc.	2,719	526,752

		5,442,623

Health Care Providers & Services—3.9%
Aetna, Inc.	6,434	820,657
AMN Healthcare Services, Inc. (a)	1,047	42,508
Anthem, Inc.	5,530	914,551
Cardinal Health, Inc.	3,514	286,567
LHC Group, Inc. (a)	372	20,051
McKesson Corp.	1,090	161,603
MEDNAX, Inc. (a)	852	59,112
Quest Diagnostics, Inc.	7,143	701,371
UnitedHealth Group, Inc.	8,588	1,408,518
Universal Health Services, Inc., Class B	1,756	218,534

		4,633,472

Hotels, Restaurants & Leisure—3.2%
Cracker Barrel Old Country Store, Inc.	932	148,421
Darden Restaurants, Inc.	7,297	610,540
Domino’s Pizza, Inc.	2,694	496,504
Las Vegas Sands Corp.	3,712	211,844
Marriott Vacations Worldwide Corp.	812	81,143
McDonald’s Corp.	9,644	1,249,959
Restaurant Brands International, Inc.	1,109	61,816
Royal Caribbean Cruises Ltd.	2,242	219,963
Starbucks Corp.	9,891	577,535
Yum! Brands, Inc.	3,558	227,356

		3,885,081

Household Durables—0.1%
Garmin Ltd.	2,886	147,504
LGI Homes, Inc. (a)	277	9,393

		156,897

Household Products—0.9%
Procter & Gamble Co.	8,215	738,118
Spectrum Brands Holdings, Inc.	2,190	304,432

		1,042,550

Industrial Conglomerates—0.8%
3M Co.	1,116	213,524
General Electric Co.	24,293	723,932

		937,456

Insurance—3.5%
AmTrust Financial Services, Inc.	6,460	119,252
Argo Group International Holdings Ltd.	234	15,865
Aspen Insurance Holdings Ltd.	4,529	235,735
Axis Capital Holdings Ltd.	641	42,966
Everest Re Group Ltd.	2,647	618,895
Hartford Financial Services Group, Inc.	203	9,758
Lincoln National Corp.	3,414	223,446
MetLife, Inc.	16,697	881,936
Progressive Corp.	7,713	302,195
Prudential Financial, Inc.	8,240	879,043
Travelers Cos., Inc.	4,198	506,027
United Fire Group, Inc.	226	9,666
Universal Insurance Holdings, Inc.	15,011	367,770

		4,212,554

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	155

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Internet & Catalog Retail—1.6%
Amazon.com, Inc. (a)	2,082	$1,845,776
Nutrisystem, Inc.	1,667	92,519

		1,938,295

Internet Software & Services—4.2%
Alphabet, Inc., Class A (a)	1,245	1,055,511
Alphabet, Inc., Class C (a)	1,176	975,563
Facebook, Inc., Class A (a)	20,982	2,980,493
Five9, Inc. (a)	3,988	65,642

		5,077,209

IT Services—3.1%
Accenture PLC, Class A	8,592	1,030,009
Amdocs Ltd.	4,529	276,224
Broadridge Financial Solutions, Inc.	8,645	587,428
Convergys Corp.	321	6,789
DH Corp.	1,181	22,415
Global Payments, Inc.	9,205	742,659
International Business Machines Corp.	1,556	270,962
Jack Henry & Associates, Inc.	682	63,494
Visa, Inc., Class A	3,708	329,530
Western Union Co.	21,843	444,505

		3,774,015

Leisure Equipment & Products—0.2%
Mattel, Inc.	11,102	284,322

Leisure Products—0.3%
American Outdoor Brands Corp. (a)	16,706	330,946

Life Sciences Tools & Services—0.0%
Pacific Biosciences of California, Inc. (a)	9,208	47,605

Machinery—1.4%
American Railcar Industries, Inc.	1,455	59,800
Briggs & Stratton Corp.	3,252	73,007
ESCO Technologies, Inc.	496	28,818
Greenbrier Cos., Inc.	4,378	188,692
Illinois Tool Works, Inc.	6,001	794,952
Trinity Industries, Inc.	4,222	112,094
Xylem, Inc.	9,148	459,413

		1,716,776

Media—1.6%
Comcast Corp., Class A	34,635	1,301,930
Interpublic Group of Cos., Inc.	8,027	197,223
New Media Investment Group, Inc.	1,050	14,921
Shaw Communications, Inc., Class B	6,734	139,607
Walt Disney Co.	2,411	273,383

		1,927,064

Metals & Mining—0.0%
OceanaGold Corp.	9,229	27,343

Mortgage Real Estate Investment Trusts (REITs)—0.9%
AGNC Investment Corp.	16,318	324,565
Annaly Capital Management, Inc.	16,405	182,260
Apollo Commercial Real Estate Finance, Inc.	5,780	108,722
ARMOUR Residential REIT, Inc.	6,794	154,292
Capstead Mortgage Corp.	4,902	51,667
Chimera Investment Corp.	8,819	177,967
CYS Investments, Inc.	6,119	48,646
MFA Financial, Inc.	6,451	52,124
New York Mortgage Trust, Inc.	2,737	16,887

		1,117,130

	Shares	Value
Multi-line Retail—0.4%
Canadian Tire Corp., Ltd., Class A	1,083	$128,655
Ollie’s Bargain Outlet Holdings, Inc. (a)	2,141	71,723
Target Corp.	3,935	217,173

		417,551

Multi-Utilities—0.6%
Ameren Corp.	4,433	241,997
CenterPoint Energy, Inc.	1,416	39,039
Public Service Enterprise Group, Inc.	5,012	222,282
SCANA Corp.	3,536	231,078

		734,396

Oil, Gas & Consumable Fuels—5.4%
Bonavista Energy Corp.	3,551	9,239
Chevron Corp.	9,284	996,823
Crescent Point Energy Corp.	416	4,501
Enbridge Income Fund Holdings, Inc.	1,109	27,645
Exxon Mobil Corp.	19,985	1,638,970
Marathon Petroleum Corp.	14,014	708,268
Nordic American Tankers Ltd.	13,091	107,084
ONEOK, Inc.	2,184	121,081
Parsley Energy, Inc., Class A (a)	12,675	412,064
Phillips 66	9,459	749,342
Pioneer Natural Resources Co.	1,738	323,668
Scorpio Tankers, Inc.	46,367	205,869
Seven Generations Energy Ltd., Class A (a)	3,068	56,061
Tesoro Corp.	4,382	355,205
Valero Energy Corp.	11,938	791,370

		6,507,190

Paper & Forest Products—0.2%
Domtar Corp.	5,653	206,448
Schweitzer-Mauduit International, Inc.	922	38,189

		244,637

Personal Products—0.0%
USANA Health Sciences, Inc. (a)	108	6,221

Pharmaceuticals—4.7%
Allergan PLC	4,745	1,133,676
Johnson & Johnson	19,314	2,405,559
Merck & Co., Inc.	6,611	420,063
Pfizer, Inc.	49,206	1,683,337
Theravance Biopharma, Inc. (a)	1,270	46,761

		5,689,396

Professional Services—0.0%
Kelly Services, Inc., Class A	494	10,799

Real Estate Management & Development—0.0%
Marcus & Millichap, Inc. (a)	390	9,586

Road & Rail—0.6%
Union Pacific Corp.	6,781	718,243

Semiconductors & Semiconductor Equipment—6.6%
Applied Materials, Inc.	25,932	1,008,755
Broadcom Ltd.	5,064	1,108,813
Brooks Automation, Inc.	1,079	24,170
Cabot Microelectronics Corp.	3,396	260,168
Cirrus Logic, Inc. (a)	7,696	467,070
Intel Corp.	40,174	1,449,076
KLA-Tencor Corp.	8,500	808,095
Lam Research Corp.	2,121	272,252
MaxLinear, Inc., Class A (a)	539	15,119

	Shares	Value
Micron Technology, Inc. (a)	11,315	$327,003
NVIDIA Corp.	7,596	827,432
Photronics, Inc. (a)	1,202	12,861
QUALCOMM, Inc.	6,333	363,134
Skyworks Solutions, Inc.	4,256	417,003
Texas Instruments, Inc.	7,755	624,743

		7,985,694

Software—2.9%
Activision Blizzard, Inc.	14,032	699,636
CA, Inc.	330	10,468
Electronic Arts, Inc. (a)	1,013	90,684
Microsoft Corp.	32,241	2,123,392
Open Text Corp.	1,930	65,598
Oracle Corp.	1,674	74,677
Symantec Corp.	14,102	432,649
Synopsys, Inc. (a)	129	9,305

		3,506,409

Specialty Retail—3.2%
Best Buy Co., Inc.	426	20,938
Finish Line, Inc., Class A	2,462	35,034
Foot Locker, Inc.	2,440	182,536
Home Depot, Inc.	11,150	1,637,155
L Brands, Inc.	5,428	255,659
Lowe’s Cos., Inc.	3,410	280,336
Staples, Inc.	18,944	166,139
TJX Cos., Inc.	8,560	676,925
Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,202	628,076

		3,882,798

Technology Hardware, Storage & Peripherals—5.4%
Apple, Inc.	31,911	4,584,334
Hewlett Packard Enterprise Co.	24,807	587,926
HP, Inc.	46,206	826,164
Western Digital Corp.	6,153	507,807

		6,506,231

Thrifts & Mortgage Finance—0.0%
Meta Financial Group, Inc.	207	18,320
Oritani Financial Corp.	673	11,441
Walker & Dunlop, Inc. (a)	228	9,505

		39,266

Tobacco—1.9%
Altria Group, Inc.	18,508	1,321,841
Philip Morris International, Inc.	2,265	255,718
Reynolds American, Inc.	11,676	735,822

		2,313,381

Trading Companies & Distributors—0.2%
GATX Corp.	3,506	213,726
Textainer Group Holdings Ltd. (a)	1,134	17,350

		231,076

Water Utilities—0.3%
American Water Works Co., Inc.	4,066	316,213

Total Common Stock (cost—$108,959,028)		120,223,795

Rights (a)— 0.0%
Food & Staples Retailing—0.0%
Safeway CVR—Casa Ley, expires 1/30/18	5,723	5,808
Safeway CVR—PDC, expires 1/30/17	5,723	280

Total Rights (cost—$6,067)		6,088

156	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—0.1%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $161,001; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $164,662 including accrued interest
(cost—$161,000)	$161	$161,000

Total Investments (cost—$109,126,095)—100.0%		120,390,883

Other assets less liabilities—0.0%		45,292

Net Assets—100.0%		$120,436,175

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

CVR—Contingent Value Rights

REIT—Real Estate Investment Trust

AllianzGI Convertible Fund

	Principal Amount (000s)	Value
Convertible Bonds—80.4%
Aerospace & Defense—1.1%
Aerojet Rocketdyne Holdings, Inc. (a)(b),
2.25%, 12/15/23	$11,875	$12,862,109

Auto Components—0.7%
Meritor, Inc.,
7.875%, 3/1/26	4,770	8,359,425

Auto Manufacturers—2.4%
Tesla, Inc.,
0.25%, 3/1/19	20,505	20,581,894
2.375%, 3/15/22	6,575	6,883,203

		27,465,097

Biotechnology—1.3%
Ionis Pharmaceuticals, Inc.,
1.00%, 11/15/21	7,615	7,353,234
Medicines Co.,
2.50%, 1/15/22	1,095	1,731,469
2.75%, 7/15/23 (a)(b)	4,800	5,808,000

		14,892,703

Building Materials—0.1%
Cemex S.A.B de C.V.,
3.72%, 3/15/20	840	952,875

Chemicals—0.7%
RPM International, Inc.,
2.25%, 12/15/20	6,740	8,142,763

Commercial Services—5.2%
Cardtronics, Inc.,
1.00%, 12/1/20	10,725	11,656,734
Euronet Worldwide, Inc.,
1.50%, 10/1/44	8,355	10,605,628
Live Nation Entertainment, Inc.,
2.50%, 5/15/19	12,855	14,003,916
Macquarie Infrastructure Corp.,
2.875%, 7/15/19	11,700	13,140,563
Square, Inc. (a)(b),
0.375%, 3/1/22	10,390	10,831,575

		60,238,416

Computers—1.9%
Electronics For Imaging, Inc.,
0.75%, 9/1/19	9,880	10,756,850
Lumentum Holdings, Inc. (a)(b),
0.25%, 3/15/24	10,090	11,275,575

		22,032,425

Diversified Financial Services—1.1%
Blackhawk Network Holdings, Inc. (a)(b),
1.50%, 1/15/22	11,830	12,680,281

Electrical Equipment—0.4%
General Cable Corp.,
4.50%, 11/15/29	6,110	4,761,981

Electronics—1.0%
OSI Systems, Inc. (a)(b),
1.25%, 9/1/22	11,970	11,431,350

Engineering & Construction—1.0%
Tutor Perini Corp. (a)(b),
2.875%, 6/15/21	9,650	12,068,531

Healthcare-Products—5.8%
Hologic, Inc.,
2.00%, 3/1/42	11,525	16,077,375
Nevro Corp.,
1.75%, 6/1/21	8,335	10,127,025
NuVasive, Inc.,
2.25%, 3/15/21	8,500	11,634,375

	Principal Amount (000s)	Value
Repligen Corp.,
2.125%, 6/1/21	$1,820	$2,331,875
Spectranetics Corp.,
2.625%, 6/1/34	11,855	13,566,566
Wright Medical Group, Inc.,
2.00%, 2/15/20	11,025	13,202,437

		66,939,653

Healthcare-Services—2.8%
Anthem, Inc.,
2.75%, 10/15/42	9,710	22,217,694
Tivity Health, Inc.,
1.50%, 7/1/18	6,425	9,906,547

		32,124,241

Insurance—1.4%
HCI Group, Inc. (a)(b),
4.25%, 3/1/37	5,715	5,539,978
MGIC Investment Corp.,
2.00%, 4/1/20	7,325	10,676,224

		16,216,202

Internet—5.8%
Ctrip.com International Ltd. (a)(b),
1.25%, 9/15/22	12,615	13,119,600
Priceline Group, Inc.,
0.35%, 6/15/20	16,430	23,474,363
1.00%, 3/15/18	4,340	8,191,750
VeriSign, Inc.,
4.452%, 8/15/37	6,515	16,666,184
Zillow Group, Inc. (a)(b),
2.00%, 12/1/21	5,680	5,662,250

		67,114,147

Iron/Steel—0.4%
AK Steel Corp.,
5.00%, 11/15/19	2,905	4,622,581

IT Services—0.9%
GS Finance Corp. (Fidelity National Information Services, Inc.) (e), zero
coupon, 6/5/23	10,525	10,375,124

Media—7.3%
DISH Network Corp. (a)(b),
3.375%, 8/15/26	18,965	23,006,916
Liberty Interactive LLC (a)(b),
1.75%, 9/30/46	15,585	17,601,309
Liberty Media Corp-Liberty Formula One (a)(b),
1.00%, 1/30/23	10,980	12,126,038
Liberty Media Corp.,
1.375%, 10/15/23	12,445	14,132,853
2.25%, 9/30/46 (a)(b)	16,270	17,612,275

		84,479,391

Metal Fabricate/Hardware—0.7%
RTI International Metals, Inc.,
1.625%, 10/15/19	7,400	8,630,250

Mining—0.8%
Royal Gold, Inc.,
2.875%, 6/15/19	9,095	9,652,069

Oil, Gas & Consumable Fuels—6.7%
Alon USA Energy, Inc.,
3.00%, 9/15/18	8,815	9,702,009
Chesapeake Energy Corp. (a)(b),
5.50%, 9/15/26	12,335	12,836,109
Ensco Jersey Finance Ltd. (a)(b),
3.00%, 1/31/24	1,300	1,271,563
Nabors Industries, Inc. (a)(b),
0.75%, 1/15/24	17,565	16,500,122
Oasis Petroleum, Inc.,
2.625%, 9/15/23	10,785	14,573,231

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	157

Schedule of Investments

March 31, 2017 (Unaudited)

	Principal Amount (000s)	Value
PDC Energy, Inc.,
1.125%, 9/15/21	$11,605	$11,945,897
Weatherford International Ltd.,
5.875%, 7/1/21	8,810	11,337,369

		78,166,300

Pharmaceuticals—3.1%
Clovis Oncology, Inc.,
2.50%, 9/15/21	6,715	8,679,138
Ironwood Pharmaceuticals, Inc.,
2.25%, 6/15/22	8,040	10,034,925
Jazz Investments I Ltd.,
1.875%, 8/15/21	7,490	8,018,981
Pacira Pharmaceuticals, Inc. (a)(b),
2.375%, 4/1/22	8,980	9,344,812

		36,077,856

Pipelines—0.8%
Cheniere Energy, Inc.,
4.25%, 3/15/45	12,820	8,781,700

Retail—0.7%
RH (a)(b), zero coupon, 6/15/19	5,815	5,248,037
zero coupon, 7/15/20	3,150	2,671,594

		7,919,631

Semiconductors—15.7%
Advanced Micro Devices, Inc.,
2.125%, 9/1/26	5,590	11,054,225
Cypress Semiconductor Corp. (a)(b),
4.50%, 1/15/22	10,525	12,899,703
Inphi Corp. (a)(b),
0.75%, 9/1/21	11,445	12,718,256
Integrated Device Technology, Inc.,
0.875%, 11/15/22	10,500	10,545,938
Intel Corp.,
3.25%, 8/1/39	10,880	19,026,455
Lam Research Corp.,
1.25%, 5/15/18	8,830	18,747,194
Microchip Technology, Inc.,
1.625%, 2/15/25	4,855	6,985,131
1.625%, 2/15/27 (a)(b)	16,095	16,386,722
Micron Technology, Inc.,
2.125%, 2/15/33, Ser. F	3,440	9,193,400
3.00%, 11/15/43, Ser. G	20,260	22,805,163
Novellus Systems, Inc.,
2.625%, 5/15/41	1,060	4,025,350
NVIDIA Corp.,
1.00%, 12/1/18	1,895	10,259,056
ON Semiconductor Corp. (a)(b),
1.625%, 10/15/23	9,150	9,533,156
Teradyne, Inc. (a)(b),
1.25%, 12/15/23	11,470	13,412,731
Veeco Instruments, Inc.,
2.70%, 1/15/23	5,035	5,280,456

		182,872,936

Software—6.8%
BroadSoft, Inc.,
1.00%, 9/1/22	8,035	9,642,000
Citrix Systems, Inc.,
0.50%, 4/15/19	12,600	15,844,500
Nice Systems, Inc. (a)(b),
1.25%, 1/15/24	8,700	9,091,500
Proofpoint, Inc.,
0.75%, 6/15/20	9,405	10,751,091
Salesforce.com, Inc.,
0.25%, 4/1/18	7,920	10,226,700
ServiceNow, Inc.,
zero coupon, 11/1/18	9,225	11,911,781
Take-Two Interactive Software, Inc.,
1.00%, 7/1/18	4,065	11,206,697

		78,674,269

	Principal Amount (000s)	Value
Telecommunications—2.9%
Finisar Corp.,
0.50%, 12/15/33	$1,230	$1,385,288
0.50%, 12/15/36 (a)(b)	9,735	9,515,963
InterDigital, Inc.,
1.50%, 3/1/20	8,365	10,932,009
Viavi Solutions, Inc.,
0.625%, 8/15/33	10,555	11,795,212
1.00%, 3/1/24 (a)(b)	580	611,175

		34,239,647

Transportation—0.9%
Greenbrier Cos., Inc. (a)(b),
2.875%, 2/1/24	10,465	10,739,706

Total Convertible Bonds (cost—$811,521,447)		933,513,659

	Shares
Convertible Preferred Stock—15.4%
Banks—2.9%
Bank of America Corp., Ser. L (c),
7.25%	15,420	18,427,825
Wells Fargo & Co., Ser. L (c),
7.50%	12,690	15,735,600

		34,163,425

Computers—0.8%
NCR Corp., PIK (c),
5.50%	5,400	9,098,568

Electric Utilities—1.3%
NextEra Energy, Inc.,
6.123%, 9/1/19	259,425	13,230,675
6.371%, 9/1/18	33,685	2,033,900

		15,264,575

Electronic Equipment, Instruments & Components—0.5%
Belden, Inc.,
6.75%, 7/15/19	64,365	6,243,405

Equity Real Estate Investment Trusts (REITs)—1.2%
American Tower Corp.,
5.25%, 5/15/17, Ser. A	90,910	10,383,740
5.50%, 2/15/18	27,765	3,101,351

		13,485,091

Food & Beverage—1.1%
Post Holdings, Inc.,
2.50% (c)	14,360	2,368,502
5.25%, 6/1/17	72,375	10,931,882

		13,300,384

Food Products—1.3%
Bunge Ltd. (c),
4.875%	146,110	15,706,825

Investment Companies—1.0%
Mandatory Exchangeable Trust (a)(b),
5.75%, 6/3/19	85,900	11,130,493

Oil, Gas & Consumable Fuels—1.7%
Kinder Morgan, Inc., Ser. A,
9.75%, 10/26/18	162,315	8,096,272
WPX Energy, Inc., Ser. A,
6.25%, 7/31/18	191,920	11,599,645

		19,695,917

Pharmaceuticals—2.3%
Allergan PLC, Ser. A,
5.50%, 3/1/18	31,290	26,589,616

	Shares	Value
Wireless Telecommunication Services—1.3%
T-Mobile U.S., Inc.,
5.50%, 12/15/17	138,290	$14,632,465

Total Convertible Preferred Stock (cost—$152,154,394)		179,310,764

Common Stock—0.4%
Biotechnology—0.4%
Incyte Corp. (d) (cost—$2,493,196)	39,085	5,224,492

	Principal Amount (000s)
Repurchase Agreements—4.4%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $50,654,380; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $51,669,085 including accrued interest
(cost—$50,654,000)	$50,654	50,654,000

Total Investments (cost—$1,016,823,037)—100.6%		1,168,702,915

Liabilities in excess of other assets—(0.6)%		(7,006,621)

Net Assets—100.0%		$1,161,696,294

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $325,537,429, representing 28.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $325,537,429, representing 28.0% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date.

(d) Non-income producing.

(e) Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

Glossary:

PIK—Payment-in-Kind

REIT—Real Estate Investment Trust

158	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI Emerging Markets Consumer Fund

	Shares	Value
Common Stock—96.9%
Brazil—6.5%
Banco do Brasil S.A.	42,300	$456,293
Banco Santander Brasil S.A. ADR	11,600	102,312
Itau Unibanco Holding S.A. ADR	35,700	430,899
Magazine Luiza S.A. (d)	1,600	90,513
MRV Engenharia e Participacoes S.A.	129,000	591,720
Porto Seguro S.A.	17,400	157,904
Qualicorp S.A.	71,600	472,287
Sao Martinho S.A.	22,200	122,538
Smiles S.A.	7,800	157,963

		2,582,429

China—18.9%
BAIC Motor Corp., Ltd., Class H (a)	61,000	69,332
BYD Electronic International Co., Ltd.	90,000	125,061
China Merchants Bank Co., Ltd., Class H	496,500	1,313,922
China Minsheng Banking Corp., Ltd., Class H	958,000	1,024,068
China Southern Airlines Co., Ltd., Class H	220,000	152,371
Geely Automobile Holdings Ltd.	210,000	321,837
Great Wall Motor Co., Ltd., Class H	932,500	1,062,766
Hisense Kelon Electrical Holdings Co., Ltd., Class H	56,000	82,227
NetEase, Inc. ADR	2,395	680,180
New Oriental Education & Technology Group, Inc. ADR (d)	2,600	156,988
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	141,300	370,151
Skyworth Digital Holdings Ltd.	186,000	122,627
Tencent Holdings Ltd.	64,400	1,855,332
Tianneng Power International Ltd.	222,000	201,815

		7,538,677

France—0.6%
Christian Dior SE	1,098	254,876

Greece—0.2%
OPAP S.A.	6,764	62,949

Hong Kong—6.1%
Hang Seng Bank Ltd.	44,500	902,748
Man Wah Holdings Ltd.	483,600	384,123
SJM Holdings Ltd.	190,000	154,642
United Laboratories International Holdings Ltd. (d)	88,000	57,423
VTech Holdings Ltd.	7,900	94,453
WH Group Ltd. (a)	662,000	570,856
Xinyi Glass Holdings Ltd. (d)	118,000	103,937
Yue Yuen Industrial Holdings Ltd.	45,000	176,834

		2,445,016

Hungary—1.5%
Richter Gedeon Nyrt	26,462	600,998

India—3.5%
Apollo Tyres Ltd. (d)	67,996	218,242
DCB Bank Ltd. (d)	62,387	164,014

	Shares	Value
Hero MotoCorp Ltd.	7,664	$380,259
Indiabulls Housing Finance Ltd.	29,735	457,167
Manappuram Finance Ltd.	86,827	131,570
Max Financial Services Ltd.	6,764	60,307

		1,411,559

Indonesia—0.8%
Telekomunikasi Indonesia Persero Tbk PT ADR	10,400	324,168

Japan—4.7%
Suzuki Motor Corp.	23,100	959,429
Yamaha Motor Co., Ltd.	37,100	893,246

		1,852,675

Korea (Republic of)—17.9%
KB Financial Group, Inc.	20,510	898,881
KT Corp.	23,723	677,160
LG Electronics, Inc.	4,613	280,237
LG Uplus Corp.	41,750	534,331
Samsung Card Co., Ltd.	2,835	99,435
Samsung Electronics Co., Ltd.	1,308	2,407,262
Shinhan Financial Group Co., Ltd.	31,335	1,305,637
SK Telecom Co., Ltd.	3,742	845,506
SL Corp.	3,885	67,396

		7,115,845

Malaysia—0.7%
AirAsia Bhd.	382,100	271,082

Russian Federation—6.8%
Aeroflot PJSC (c)(d)	357,600	1,065,648
Mobile TeleSystems PJSC ADR	138,330	1,525,780
X5 Retail Group NV GDR (d)	3,471	116,799

		2,708,227

South Africa—5.1%
AVI Ltd.	18,672	137,783
Standard Bank Group Ltd.	74,621	800,200
Telkom S.A. SOC Ltd.	60,826	340,167
Tiger Brands Ltd.	5,421	161,735
Vodacom Group Ltd.	53,349	603,896

		2,043,781

Taiwan—12.5%
Asustek Computer, Inc.	28,000	276,841
CTBC Financial Holding Co., Ltd.	311,000	192,150
First Financial Holding Co., Ltd.	593,000	361,554
Fubon Financial Holding Co., Ltd.	220,000	358,830
Getac Technology Corp.	94,000	135,063
Lite-On Technology Corp.	564,297	972,656
Pou Chen Corp.	538,000	744,594
Qisda Corp.	379,000	219,835
St Shine Optical Co., Ltd.	14,000	284,110
Uni-President Enterprises Corp.	50,000	93,737
Wistron Corp.	1,456,298	1,334,386

		4,973,756

Thailand—3.6%
Krung Thai Bank PCL (c)	387,800	230,246
Thai Union Group PCL NVDR	586,700	365,459
Thanachart Capital PCL (c)	476,200	668,311

	Shares	Value
Tisco Financial Group PCL (c)	71,300	$148,924

		1,412,940

Turkey—1.0%
Turkiye Garanti Bankasi AS	105,248	256,659
Vestel Elektronik Sanayi ve Ticaret AS (d)	79,553	152,216

		408,875

United States—6.5%
Copa Holdings S.A., Class A	2,500	280,625
Lear Corp.	8,010	1,134,056
Mettler-Toledo International, Inc. (d)	1,600	766,256
Reinsurance Group of America, Inc.	3,300	419,034

		2,599,971

Total Common Stock (cost—$32,417,643)		38,607,824

Preferred Stock—0.7%
Germany—0.7%
Henkel AG & Co. KGaA
(cost—$296,196)	2,290	293,521

Equity-Linked Security—0.3%
India—0.3%
CLSA Global Markets PTE Ltd., Apollo Tyres, Ltd., expires 10/7/19
(cost—$89,767)	35,727	115,041

	Principal Amount (000s)
Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $675,005; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $688,588 including accrued interest
(cost—$675,000)	$675	675,000

Total Investments (cost—$33,478,606) (b)—99.6%		39,691,386

Other assets less liabilities—0.4%		147,275

Net Assets—100.0%		$39,838,661

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	159

Schedule of Investments

March 31, 2017 (Unaudited)

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $640,188, representing 1.6% of net assets.

(b) Securities with an aggregate value of $28,256,555, representing 70.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $2,113,129, representing 5.3% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	23.2%
Technology Hardware, Storage & Peripherals	13.4%
Automobiles	9.3%
Wireless Telecommunication Services	7.5%
Internet Software & Services	6.4%
Diversified Telecommunication Services	4.7%
Auto Components	4.6%
Airlines	4.4%
Household Durables	4.1%
Food Products	3.6%
Textiles, Apparel & Luxury Goods	3.0%
Health Care Providers & Services	2.1%
Life Sciences Tools & Services	1.9%
Pharmaceuticals	1.7%
Insurance	1.6%
Thrifts & Mortgage Finance	1.1%
Diversified Financial Services	0.9%
Household Products	0.7%
Health Care Equipment & Supplies	0.7%
Consumer Finance	0.6%
Communications Equipment	0.6%
Hotels, Restaurants & Leisure	0.5%
Media	0.4%
Diversified Consumer Services	0.4%
Food & Staples Retailing	0.3%
Multi-line Retail	0.2%
Repurchase Agreements	1.7%
Other assets less liabilities	0.4%

100.0%

AllianzGI Emerging Markets Debt Fund

			Principal Amount (000s)	Value
Corporate Bonds & Notes—60.7%
Argentina—3.3%
Aeropuertos Argentina 2000 S.A. (a)(b),
6.875%, 2/1/27		$	200	$207,000
Arcor SAIC (a)(b),
6.00%, 7/6/23			350	372,750
Banco Supervielle S.A. (a)(b)(d),
24.438%, 8/9/20		ARS	4,500	305,241
Cablevision S.A. (a)(b),
6.50%, 6/15/21		$	150	158,400
Empresa Distribuidora Y Comercializadora Norte,
9.75%, 10/25/22			300	330,654

				1,374,045

Azerbaijan—1.7%
International Bank of Azerbaijan OJSC,
5.625%, 6/11/19			700	700,612

Brazil—5.0%
BRF S.A.,
2.75%, 6/3/22	€		200	212,998
GTL Trade Finance, Inc.,
7.25%, 4/16/44		$	300	296,250
Odebrecht Offshore Drilling Finance Ltd.,
6.75%, 10/1/22			248	93,026
Petrobras Global Finance BV,
8.375%, 5/23/21			350	396,813
Vale S.A.,
5.625%, 9/11/42			400	379,920
Votorantim Cimentos S.A.,
7.25%, 4/5/41			700	715,750

				2,094,757

Chile—1.1%
Banco Santander Chile (a)(b),
3.875%, 9/20/22			220	228,387
Corp. Nacional del Cobre de Chile,
4.50%, 8/13/23			200	214,709

				443,096

China—4.3%
Agile Group Holdings Ltd. (c)(d),
8.25%, 7/18/18			200	207,046
Baoxin Auto Finance I Ltd. (c)(d),
8.75%, 12/15/19			200	209,972
Bright Galaxy International Ltd.,
3.375%, 11/3/21			400	392,657
Century Master Investment Co., Ltd.,
4.75%, 9/19/18			200	206,342
Modern Land China Co., Ltd.,
6.875%, 10/20/19			200	201,990
Sinopec Group Overseas Development 2015 Ltd.,
3.25%, 4/28/25			400	390,770
State Grid Overseas Investment 2016 Ltd. (a)(b),
2.875%, 5/18/26			200	192,617

				1,801,394

Colombia—2.2%
Banco GNB Sudameris S.A. (a)(b),
6.50%, 4/3/27			300	304,785
Ecopetrol S.A.,
5.375%, 6/26/26			600	615,180

				919,965

Costa Rica—0.7%
Banco de Costa Rica,
5.25%, 8/12/18			300	305,493

El Salvador—1.0%
AES El Salvador Trust II,
6.75%, 3/28/23			250	233,125

		Principal Amount (000s)	Value
6.75%, 3/28/23 (a)(b)	$	210	$195,825

			428,950

Guatemala—2.1%
Central American Bottling Corp. (a)(b),
5.75%, 1/31/27		150	155,844
Comcel Trust via Comunicaciones Celulares S.A.,
6.875%, 2/6/24		500	521,000
6.875%, 2/6/24 (a)(b)		203	211,526

			888,370

Hong Kong—4.4%
Chinalco Capital Holdings Ltd.,
4.00%, 8/25/21		400	397,435
CLP Power HK Finance Ltd. (c)(d),
4.25%, 11/7/19		406	416,625
FWD Ltd. (c)(d),
6.25%, 1/24/22		200	210,153
Noble Group Ltd.,
6.75%, 1/29/20		200	193,200
PCCW Capital No 4 Ltd.,
5.75%, 4/17/22		400	439,509
United Photovoltaics Group Ltd.,
8.25%, 1/25/20		200	207,499

			1,864,421

India—5.8%
Adani Ports & Special Economic Zone Ltd.,
3.50%, 7/29/20		400	403,115
Export-Import Bank of India,
4.00%, 1/14/23		409	423,156
GCX Ltd.,
7.00%, 8/1/19		200	204,994
Vedanta Resources PLC,
8.25%, 6/7/21		1,300	1,400,100

			2,431,365

Indonesia—3.2%
Alam Synergy Pte Ltd.,
6.95%, 3/27/20		200	206,000
Gajah Tunggal Tbk PT,
7.75%, 2/6/18		200	191,000
Indo Energy Finance BV,
7.00%, 5/7/18		400	402,000
PB International BV,
7.625%, 1/26/22		200	207,491
Pertamina Persero PT,
4.875%, 5/3/22		304	322,830

			1,329,321

Kazakhstan—1.4%
Tengizchevroil Finance Co. International Ltd. (a)(b),
4.00%, 8/15/26		300	288,213
Zhaikmunai LLP,
7.125%, 11/13/19		300	293,592

			581,805

Malaysia—1.0%
Gohl Capital Ltd.,
4.25%, 1/24/27		400	404,361

Mauritius—0.5%
HTA Group Ltd. (a)(b),
9.125%, 3/8/22		200	199,040

Mexico—2.0%
BBVA Bancomer S.A.,
7.25%, 4/22/20		192	211,622
Coca-Cola Femsa S.A.B de C.V.,
3.875%, 11/26/23		194	200,090
Comision Federal de Electricidad,
4.875%, 1/15/24		221	228,404

160	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

		Principal Amount (000s)	Value
Mexico City Airport Trust (a)(b),
4.25%, 10/31/26	$	200	$203,250

			843,366

Nigeria—1.6%
First Bank of Nigeria Ltd. via FBN Finance Co. BV, (converts to FRN on 7/23/19) (a)(b)(d),
8.00%, 7/23/21		251	211,550
GTB Finance BV (a)(b),
6.00%, 11/8/18		201	206,261
Zenith Bank PLC (a)(b),
6.25%, 4/22/19		250	252,400

			670,211

Panama—1.2%
Global Bank Corp.,
4.50%, 10/20/21 (a)(b)		200	198,600
5.125%, 10/30/19		300	309,150

			507,750

Peru—0.5%
Corp. Financiera de Desarrollo S.A.,
4.75%, 2/8/22		207	220,714

Philippines—0.6%
Power Sector Assets & Liabilities Management Corp.,
7.39%, 12/2/24		200	255,868

Qatar—0.7%
Ras Laffan Liquefied Natural Gas Co., Ltd. III (a)(b),
6.332%, 9/30/27		250	287,500

Russian Federation—6.0%
Credit Bank of Moscow via CBOM Finance PLC (a)(b)(d),
7.50%, 10/5/27		200	204,500
EuroChem Mineral & Chemical Co. Via Eurochem Global Investments DAC (a)(b),
3.80%, 4/12/20		500	501,464
Evraz Group SA (a)(b),
5.375%, 3/20/23		200	201,000
Gazprom OAO Via Gaz Capital S.A. (a)(b),
4.95%, 3/23/27		500	498,990
Lukoil International Finance BV (a)(b),
4.75%, 11/2/26		500	508,600
Sberbank of Russia Via SB Capital S.A. (a)(b),
5.25%, 5/23/23		224	231,097
VimpelCom Holdings BV,
5.95%, 2/13/23		350	373,625

			2,519,276

South Africa—1.5%
Gold Fields Orogen Holdings BVI Ltd. (a)(b),
4.875%, 10/7/20		400	404,000
Myriad International Holdings BV,
5.50%, 7/21/25		200	208,200

			612,200

Thailand—1.0%
PTT Exploration & Production PCL (c)(d),
4.875%, 6/18/19		400	410,060

Trinidad And Tobago—1.1%
Petroleum Co. of Trinidad & Tobago Ltd.,
9.75%, 8/14/19		450	477,450

Turkey—4.0%
Akbank TAS (a)(b),
3.875%, 10/24/17		250	252,126
Global Liman Isletmeleri (a)(b),
8.125%, 11/14/21		300	308,226
KOC Holding AS (a)(b),
5.25%, 3/15/23		300	304,618

		Principal Amount (000s)	Value
Turk Telekomunikasyon AS,
4.875%, 6/19/24	$	200	$193,332
Yapi ve Kredi Bankasi AS (a)(b),
5.75%, 2/24/22		200	199,267
Yasar Holding AS (a)(b),
8.875%, 5/6/20		400	413,750

			1,671,319

United Arab Emirates—0.2%
Dolphin Energy Ltd. (a)(b),
5.888%, 6/15/19		73	76,675

United Kingdom—0.4%
Genel Energy Finance PLC (b),
7.50%, 5/14/19		200	160,000

Venezuela—2.2%
Petroleos de Venezuela S.A.,
5.25%, 4/12/17		200	191,300
6.00%, 5/16/24		1,000	368,500
8.50%, 10/27/20		500	375,000

			934,800

Total Corporate Bonds & Notes (cost—$24,517,070)			25,414,184

Sovereign Debt Obligations—33.7%
Angola—0.5%
Angolan Government International Bond (a)(b),
9.50%, 11/12/25		200	206,790

Argentina—4.0%
Argentine Republic Government International Bond,
5.625%, 1/26/22 (a)(b)		250	256,312
7.50%, 4/22/26 (a)(b)		150	159,525
8.28%, 12/31/33		561	591,660
Provincia de Cordoba,
7.125%, 6/10/21 (a)(b)		250	259,810
12.375%, 8/17/17		127	130,908
Provincia de la Rioja (a)(b),
9.75%, 2/24/25		250	255,660

			1,653,875

Azerbaijan—0.9%
Republic of Azerbaijan International Bond,
4.75%, 3/18/24		375	378,327

Brazil—0.9%
Brazilian Government International Bond,
4.25%, 1/7/25		400	394,500

Cameroon—0.5%
Republic of Cameroon International Bond (a)(b),
9.50%, 11/19/25		200	227,142

Colombia—0.7%
Colombia Government International Bond,
2.625%, 3/15/23		300	289,125

Croatia—1.3%
Croatia Government International Bond,
5.50%, 4/4/23		501	540,744

Egypt—0.5%
Egypt Government International Bond (a)(b),
6.125%, 1/31/22		200	208,375

Ethiopia—0.7%
Ethiopia International Bond,
6.625%, 12/11/24		300	288,987

Guatemala—0.4%
Guatemala Government Bond (a)(b),
4.50%, 5/3/26		150	149,652

			Principal Amount (000s)	Value
Honduras—0.4%
Honduras Government International Bond (a)(b),
6.25%, 1/19/27		$	150	$152,568

Hungary—1.5%
Hungary Government International Bond,
5.375%, 2/21/23			396	436,774
6.25%, 1/29/20			185	202,958

				639,732

Indonesia—1.5%
Indonesia Government International Bond,
4.125%, 1/15/25			300	308,697
4.625%, 4/15/43 (a)(b)			300	302,910

				611,607

Iraq—0.5%
Iraq International Bond,
5.80%, 1/15/28			250	221,256

Ivory Coast—1.1%
Ivory Coast Government International Bond,
5.375%, 7/23/24			500	477,537

Jamaica—1.0%
Jamaica Government International Bond,
6.75%, 4/28/28			200	222,638
8.00%, 3/15/39			150	172,595

				395,233

Kenya—0.5%
Kenya Government International Bond,
5.875%, 6/24/19			200	207,721

Kuwait—1.9%
Kuwait International Government Bond (a)(b),
2.75%, 3/20/22			300	300,810
3.50%, 3/20/27			500	505,987

				806,797

Mexico—0.5%
Mexico Government International Bond,
3.60%, 1/30/25			200	200,000

Morocco—0.7%
Morocco Government International Bond,
3.50%, 6/19/24	€		250	289,025

Namibia—0.5%
Namibia International Bonds (a)(b),
5.25%, 10/29/25		$	200	202,290

Nigeria—1.3%
Nigeria Government International Bond,
6.75%, 1/28/21			300	314,040
7.875%, 2/16/32 (a)(b)			200	209,120

				523,160

Oman—0.5%
Oman Government International Bond (a)(b),
3.875%, 3/8/22			200	202,560

Panama—1.1%
Panama Government International Bond,
3.75%, 3/16/25			450	460,688

Paraguay—0.5%
Paraguay Government International Bond,
6.10%, 8/11/44			207	223,043

Peru—0.5%
Peruvian Government International Bond,
4.125%, 8/25/27			200	216,000

Philippines—0.6%
Philippine Government International Bond,
3.95%, 1/20/40			250	257,962

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	161

Schedule of Investments

March 31, 2017 (Unaudited)

		Principal Amount (000s)	Value
Romania—0.5%
Romanian Government International Bond,
4.375%, 8/22/23	$	200	$211,401

Russian Federation—1.0%
Russian Federation Bond,
4.875%, 9/16/23		400	429,416

South Africa—1.3%
Republic of South Africa Government Bond,
6.75%, 3/31/21	ZAR	7,500	537,968

Sri Lanka—0.7%
Sri Lanka Government International Bond,
5.875%, 7/25/22	$	300	308,561

Trinidad And Tobago—0.7%
Trinidad & Tobago Government International Bond (a)(b),
4.50%, 8/4/26		300	299,427

Turkey—0.8%
Turkey Government International Bond,
4.875%, 4/16/43		400	344,070

Ukraine—0.9%
Ukraine Government International Bond (a)(b),
zero coupon, 5/31/40 (d)		115	43,068
7.75%, 9/1/20		150	150,006
7.75%, 9/1/23		200	189,484

			382,558

United Arab Emirates—0.7%
IPIC GMTN Ltd. (a)(b),
5.00%, 11/15/20		253	274,189

Uruguay—0.7%
Uruguay Government International Bond,
4.375%, 10/27/27		284	298,168

Venezuela—0.9%
Venezuela Government International Bond,
6.00%, 12/9/20		750	372,375

Vietnam—0.5%
Vietnam Government International Bond,
4.80%, 11/19/24		200	204,059

Total Sovereign Debt Obligations (cost—$13,806,630)			14,086,888

Repurchase Agreements—3.5%
State Street Bank and Trust Co.,dated 3/31/17, 0.09%, due 4/3/17, proceeds $1,455,011; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $1,486,950 including accrued interest
(cost—$1,455,000)		1,455	1,455,000

Total Investments (cost—$39,778,700)—97.9%			40,956,072

Other assets less liabilities (e)—2.1%			881,932

Net Assets—100.0%			$41,838,004

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $12,839,187, representing 30.7% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $12,999,187, representing 31.1% of net assets.

(c) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2017.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

Glossary:

ARS—Argentine Peso

€—Euro

FRN—Floating Rate Note

ZAR—South African Rand

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	33.7%
Oil, Gas & Consumable Fuels	13.7%
Banks	9.6%
Mining	5.8%
Telecommunications	5.1%
Electric Utilities	3.8%
Diversified Financial Services	2.6%
Food & Beverage	2.2%
Holding Companies-Diversified	2.2%
Iron/Steel	2.1%
Building Materials	1.7%
Commercial Services	1.7%
Engineering & Construction	1.5%
Banking	1.2%
Chemicals	1.2%
Real Estate	1.0%
Lodging	1.0%
Coal	1.0%
Media	0.9%
Insurance	0.5%
Specialty Retail	0.5%
Energy-Alternate Sources	0.5%
Apparel & Textiles	0.5%
Auto Components	0.4%
Repurchase Agreements	3.5%
Other assets less liabilities	2.1%

100.0%

162	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI Emerging Markets Small-Cap Fund

	Shares	Value
Common Stock—98.2%
Brazil—1.5%
Cia de Saneamento de Minas Gerais—COPASA	9,219	$130,160
Cia Paranaense de Energia	2,700	22,320
Cosan Ltd., Class A	2,000	17,080
MRV Engenharia e Participacoes S.A.	3,200	14,679
Qualicorp S.A.	2,900	19,129

		203,368

Chile—1.1%
CAP S.A.	12,741	149,928

China—21.6%
BAIC Motor Corp., Ltd., Class H (a)	212,000	240,959
China Agri-Industries Holdings Ltd. (d)	139,000	69,937
China Lesso Group Holdings Ltd.	206,000	174,241
China Shineway Pharmaceutical Group Ltd.	15,000	16,415
China Suntien Green Energy Corp. Ltd., Class H	264,000	51,003
China Yuchai International Ltd.	1,300	24,063
Concord New Energy Group Ltd.	340,000	17,080
Fufeng Group Ltd.	199,000	160,408
Great Wall Motor Co., Ltd., Class H	35,000	39,889
Guangzhou Automobile Group Co., Ltd., Class H	74,000	118,519
Hisense Kelon Electrical Holdings Co., Ltd., Class H	170,000	249,617
Hopewell Highway Infrastructure Ltd.	114,500	61,739
Hua Hong Semiconductor Ltd. (a)	13,000	18,253
K Wah International Holdings Ltd.	215,000	142,838
Kingboard Chemical Holdings Ltd.	101,000	373,149
Kingboard Laminates Holdings Ltd.	314,000	407,506
Lee & Man Paper Manufacturing Ltd.	224,000	171,330
PW Medtech Group Ltd. (d)	111,000	27,285
Texhong Textile Group Ltd.	15,000	20,120
Tiangong International Co., Ltd.	148,000	16,588
Tianjin Development Holdings Ltd.	204,000	104,295
Tianneng Power International Ltd.	54,000	49,090
Weiqiao Textile Co., Class H (c)	57,000	40,982
Xingda International Holdings Ltd.	276,000	120,784
Yuexiu Property Co., Ltd.	400,000	67,958
Yuexiu Real Estate Investment Trust REIT	317,000	186,910

		2,970,958

Colombia—0.3%
Avianca Holdings S.A. ADR	4,900	37,779

Czech Republic—0.1%
Philip Morris CR AS	28	15,000

	Shares	Value
Greece—3.0%
Hellenic Petroleum S.A. (d)	6,883	$37,744
Motor Oil Hellas Corinth Refineries S.A.	15,962	272,328
Mytilineos Holdings S.A. (d)	12,778	96,725

		406,797

Hong Kong—2.0%
Champion REIT	106,000	64,940
Langham Hospitality Investments and Langham Hospitality Investments Ltd. UNIT	79,500	33,559
Regal Real Estate Investment Trust REIT	57,000	16,290
Television Broadcasts Ltd.	13,300	53,738
Xinyi Glass Holdings Ltd. (d)	126,000	110,983

		279,510

Hungary—1.1%
Magyar Telekom Telecommunications PLC	91,590	151,907

India—9.7%
Apollo Tyres Ltd. (d)	10,426	33,464
Bajaj Holdings & Investment Ltd.	581	19,415
Balrampur Chini Mills Ltd.	25,501	56,769
CESC Ltd.	5,958	77,259
Claris Lifesciences Ltd. (d)	3,123	15,534
Eros International Media Ltd. (d)	9,017	38,107
Escorts Ltd. (d)	6,940	57,515
Gujarat Alkalies & Chemicals Ltd.	4,887	30,676
IDFC Ltd. (d)	257,326	215,977
Indraprastha Gas Ltd.	3,405	53,353
Jindal Stainless Hisar Ltd. (d)	12,880	28,174
Manappuram Finance Ltd.	163,838	248,266
National Aluminium Co., Ltd. (d)	35,276	41,558
Reliance Infrastructure Ltd. (d)	13,467	117,624
Tamil Nadu Newsprint & Papers Ltd.	17,344	83,884
Tata Coffee Ltd.	12,937	25,042
Uflex Ltd. (d)	27,112	116,299
Vardhman Textiles Ltd. (d)	3,283	65,981

		1,324,897

Indonesia—2.1%
Adaro Energy Tbk PT	230,500	30,277
Indo Tambangraya Megah Tbk PT	121,800	184,649
Japfa Comfeed Indonesia Tbk PT	562,600	65,236

		280,162

Korea (Republic of)—13.2%
Aekyung Petrochemical Co., Ltd.	9,620	107,511
Baiksan Co., Ltd.	9,201	71,910
Daehan Steel Co., Ltd.	7,019	70,610
Dongkuk Industries Co., Ltd.	5,482	23,823
Dongwha Pharm Co., Ltd.	3,742	30,423
Dongwon Development Co., Ltd.	4,926	18,941
F&F Co., Ltd.	4,372	103,780
Hanjin Heavy Industries & Construction Co., Ltd. (d)	12,178	42,270
Hansol Paper Co., Ltd.	9,990	170,178

	Shares	Value
Hanwha Corp.	2,630	$84,441
Huvis Corp.	2,671	17,838
Hwa Shin Co., Ltd.	7,544	43,511
Hyundai Engineering Plastics Co., Ltd.	9,784	73,829
INTOPS Co., Ltd.	1,436	14,318
Korea United Pharm, Inc.	2,832	46,470
KPX Chemical Co., Ltd.	346	18,435
Kwangju Bank	10,509	103,333
LG Uplus Corp.	5,290	67,703
Moorim P&P Co., Ltd.	4,537	16,752
NEPES Corp. (d)	3,243	31,775
Poongsan Corp.	5,452	190,762
Pyeong Hwa Automotive Co., Ltd.	1,639	22,136
SEAH Steel Corp.	1,413	120,232
Seoyon E—Hwa Co., Ltd.	1,792	22,921
Silicon Works Co., Ltd.	2,167	59,392
SL Corp.	3,366	58,392
Sungwoo Hitech Co., Ltd.	15,630	104,684
Taekwang Industrial Co., Ltd.	28	22,784
Taeyoung Engineering & Construction Co., Ltd. (d)	10,163	53,336

		1,812,490

Malaysia—1.1%
George Kent Malaysia Bhd.	25,100	22,346
Ta Ann Holdings Bhd.	62,300	52,509
Unisem M Bhd.	114,800	81,454

		156,309

Philippines—1.3%
Cebu Air, Inc.	75,950	142,137
First Philippine Holdings Corp.	21,020	30,079

		172,216

Poland—3.8%
Enea S.A. (d)	29,225	83,296
Kernel Holding S.A.	12,437	224,055
Stalprodukt S.A.	337	50,793
Tauron Polska Energia S.A. (d)	197,363	168,635

		526,779

Russian Federation—3.9%
Acron PJSC (c)	252	14,800
Federal Grid Co. Unified Energy System PJSC	8,960,000	28,648
IDGC of Centre PJSC (c)	2,085,457	14,556
Inter RAO UES PJSC (c)	4,662,814	332,086
M Video PJSC (c)	8,126	54,119
Sistema PJSC FC	234,600	92,990

		537,199

South Africa—2.9%
Adcock Ingram Holdings Ltd.	5,448	25,278
Aeci Ltd.	21,505	184,812
Astral Foods Ltd.	1,294	15,133
Exxaro Resources Ltd.	11,773	103,406
Merafe Resources Ltd.	423,120	52,668
Raubex Group Ltd.	7,553	14,367

		395,664

Taiwan—21.0%
Ability Enterprise Co., Ltd.	105,583	65,242
Alpha Networks, Inc.	265,000	206,130
China Motor Corp.	100,000	91,634
Chipbond Technology Corp.	224,000	358,197

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	163

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Coretronic Corp.	53,600	$78,769
Everlight Electronics Co., Ltd.	60,000	96,104
Faraday Technology Corp.	27,000	33,370
FocalTech Systems Co., Ltd.	134,000	178,664
Gigabyte Technology Co., Ltd.	41,000	56,619
Grand Pacific Petrochemical	187,000	129,999
Greatek Electronics, Inc.	37,000	50,727
Huaku Development Co., Ltd.	86,000	198,059
Huang Hsiang Construction Corp.	30,000	45,181
Lite-On Technology Corp.	46,189	79,614
Powertech Technology, Inc.	79,000	229,895
Radiant Opto-Electronics Corp.	36,000	75,708
Sampo Corp.	85,000	53,932
Sigurd Microelectronics Corp.	72,000	65,726
Sinmag Equipment Corp.	15,000	68,763
Sirtec International Co., Ltd.	12,000	18,398
Syncmold Enterprise Corp.	103,000	227,370
Tripod Technology Corp.	126,000	354,995
TXC Corp.	86,000	123,017

		2,886,113

Thailand—4.4%
Bangchak Petroleum PCL NVDR	224,900	216,019
CPN Retail Growth Leasehold Property Fund UNIT	122,600	68,146
Esso Thailand PCL NVDR (d)	74,700	23,914
Hana Microelectronics PCL	12,000	16,413
KGI Securities Thailand PCL (c)	520,800	63,656
Thai Oil PCL NVDR	18,500	40,652
Thai Vegetable Oil PCL NVDR	154,100	150,232
Thai Wah PCL Class F (c)	90,000	30,650

		609,682

Turkey—3.9%
Aygaz AS	15,769	63,835
Eregli Demir ve Celik Fabrikalari TAS	15,047	24,435
Soda Sanayii AS	59,494	99,607
Trakya Cam Sanayii AS	405,753	352,947

		540,824

United Arab Emirates—0.2%
RAK Properties PJSC (d)	163,610	28,066

Total Common Stock (cost—$11,445,621)		13,485,648

Preferred Stock—0.1%
Brazil—0.1%
Cia Ferro Ligas da Bahia—FERBASA (cost—$18,150)	5,600	19,015

	Principal Amount (000s)	Value
Repurchase Agreements—1.8%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $243,002; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $249,488 including accrued interest
(cost—$243,000)	$243	$243,000

Total Investments (cost—$11,706,771) (b)—100.1%		13,747,663

Liabilities in excess of other assets—(0.1)%		(8,433)

Net Assets—100.0%		$13,739,230

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $259,212, representing 1.9% of net assets.

(b) Securities with an aggregate value of $11,246,679, representing 81.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $550,849, representing 4.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Electronic Equipment, Instruments & Components	10.1%
Semiconductors & Semiconductor Equipment	9.3%
Oil, Gas & Consumable Fuels	7.1%
Electric Utilities	6.4%
Chemicals	6.2%
Metals & Mining	5.6%
Auto Components	4.7%
Food Products	4.6%
Real Estate Management & Development	3.9%
Building Products	3.8%
Paper & Forest Products	3.6%
Automobiles	3.6%
Machinery	3.2%
Household Durables	2.8%
Equity Real Estate Investment Trusts (REITs)	2.4%
Textiles, Apparel & Luxury Goods	2.3%
Consumer Finance	1.8%
Diversified Financial Services	1.7%
Diversified Telecommunication Services	1.6%
Communications Equipment	1.5%
Airlines	1.3%
Technology Hardware, Storage & Peripherals	1.0%
Pharmaceuticals	1.0%
Water Utilities	0.9%
Gas Utilities	0.9%
Containers & Packaging	0.8%
Multi-Utilities	0.8%
Banks	0.8%
Industrial Conglomerates	0.7%
Wireless Telecommunication Services	0.7%
Media	0.7%
Construction & Engineering	0.6%
Capital Markets	0.5%
Transportation Infrastructure	0.5%
Specialty Retail	0.4%
Health Care Equipment & Supplies	0.2%
Health Care Providers & Services	0.1%
Iron/Steel	0.1%
Tobacco	0.1%
Repurchase Agreements	1.8%
Liabilities in excess of other assets	(0.1)%

100.0%

164	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI Europe Equity Dividend Fund

	Shares	Value
Common Stock—97.4%
Belgium—0.2%
EVS Broadcast Equipment S.A.	300	$11,440

Finland—1.6%
Nokian Renkaat Oyj	2,520	105,179

France—19.4%
AXA S.A.	12,290	317,521
Coface S.A.	9,390	70,548
Natixis S.A.	17,790	109,518
SCOR SE	5,065	191,422
SES S.A.	14,106	327,950
Total S.A.	3,740	189,107
Vivendi S.A.	4,970	96,411

		1,302,477

Germany—15.4%
Daimler AG	1,650	121,769
Drillisch AG	3,710	188,726
Freenet AG	7,349	238,885
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,540	301,458
ProSiebenSat.1 Media SE	1,140	50,480
TUI AG	9,530	131,804

		1,033,122

Italy—2.6%
Atlantia SpA	6,780	174,898

Netherlands—6.8%
ABN AMRO Group NV (a)	2,650	64,259
ING Groep NV	13,450	203,152
Koninklijke KPN NV	63,920	192,170

		459,581

Norway—5.0%
Statoil ASA	5,030	86,458
Telenor ASA	5,350	89,000
Yara International ASA	4,070	156,767

		332,225

Portugal—0.4%
CTT-Correios de Portugal S.A.	4,740	25,865

Spain—12.0%
Cia de Distribucion Integral Logista Holdings S.A.	9,730	225,854
Enagas S.A.	5,550	143,986
Ferrovial S.A.	10,949	218,842
Iberdrola S.A.	30,590	218,562

		807,244

Sweden—2.3%
Nordea Bank AB	8,600	98,116
Swedbank AB, Class A	2,560	59,234

		157,350

Switzerland—3.9%
Sunrise Communications Group AG (a)(c)	3,506	264,145

United Kingdom—27.8%
Admiral Group PLC	2,520	62,791
Ashmore Group PLC	22,060	97,674
AstraZeneca PLC	1,260	77,474
BP PLC	42,200	242,908
BT Group PLC	25,450	101,625
Centrica PLC	35,800	97,483
GlaxoSmithKline PLC	10,540	219,157
HSBC Holdings PLC	19,700	160,690
IG Group Holdings PLC	12,459	77,659
Imperial Brands PLC	5,030	243,772
Next PLC	640	34,622

	Shares	Value
Royal Dutch Shell PLC, Class A	11,960	$314,887
TP ICAP PLC	5,704	33,196
Vodafone Group PLC	40,930	106,663

		1,870,601

Total Common Stock (cost—$6,359,498)		6,544,127

	Principal Amount (000s)
Repurchase Agreements—3.1%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $207,002; collateralized by U.S. Treasury Notes, 2.00%, due 11/15/26, valued at $213,709 including accrued interest
(cost—$207,000)	$207	207,000

Total Investments (cost—$6,566,498) (b)—100.5%		6,751,127

Liabilities in excess of other assets—(0.5)%		(31,226)

Net Assets—100.0%		$6,719,901

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $328,404, representing 4.9% of net assets.

(b) Securities with an aggregate value of $6,499,491, representing 96.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	14.5%
Insurance	14.0%
Banks	10.3%
Diversified Telecommunication Services	9.6%
Wireless Telecommunication Services	8.0%
Media	7.1%
Pharmaceuticals	4.4%
Air Freight & Logistics	3.7%
Tobacco	3.6%
Construction & Engineering	3.3%
Electric Utilities	3.3%
Capital Markets	3.1%
Transportation Infrastructure	2.6%
Chemicals	2.3%
Hotels, Restaurants & Leisure	2.0%
Automobiles	1.8%
Auto Components	1.6%
Multi-Utilities	1.5%
Multi-line Retail	0.5%
Communications Equipment	0.2%
Repurchase Agreements	3.1%
Liabilities in excess of other assets	(0.5)%

100.0%

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	165

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI Global Dynamic Allocation Fund

	Shares	Value
Common Stock—47.7%
Argentina—0.0%
Grupo Financiero Galicia S.A. ADR	1,335	$50,543

Australia—0.7%
Automotive Holdings Group Ltd.	3,630	11,421
Bapcor Ltd.	11,055	49,232
BlueScope Steel Ltd.	14,980	140,433
Breville Group Ltd.	1,323	10,441
Brickworks Ltd.	2,030	22,770
Cochlear Ltd.	655	67,663
CSR Ltd.	21,445	73,852
Downer EDI Ltd.	11,474	50,777
Evolution Mining Ltd.	37,108	59,657
Fortescue Metals Group Ltd.	15,366	73,191
Harvey Norman Holdings Ltd.	30,937	107,005
Investa Office Fund REIT	19,628	71,260
Macquarie Group Ltd.	1,378	94,940
Metcash Ltd. (f)	47,137	88,905
Myer Holdings Ltd.	95,301	88,457
Northern Star Resources Ltd.	18,273	56,799
Qantas Airways Ltd.	12,671	37,656
Regis Resources Ltd.	15,795	39,905
Retail Food Group Ltd.	18,824	76,641
Saracen Mineral Holdings Ltd. (f)	12,327	9,289
Southern Cross Media Group Ltd.	37,800	40,410
St. Barbara Ltd. (f)	16,786	30,578
Star Entertainment Group Ltd.	13,271	55,448
Stockland REIT	800	2,837
Tassal Group Ltd.	13,323	46,107
Vicinity Centres REIT	1,738	3,759
Wesfarmers Ltd.	3,009	103,594
Westpac Banking Corp.	3,245	86,746
WPP AUNZ Ltd.	61,200	53,770

		1,653,543

Austria—0.2%
BUWOG AG (f)	3,484	87,797
Erste Group Bank AG (f)	2,823	91,922
EVN AG	4,031	51,394
Flughafen Wien AG	322	10,166
OMV AG	2,816	110,977
Porr AG	1,204	44,724
Telekom Austria AG (f)	921	6,276
Voestalpine AG	1,604	63,083

		466,339

Belgium—0.1%
D’ieteren S.A.	1,070	50,066
Elia System Operator S.A.	448	23,599
Groupe Bruxelles Lambert S.A.	756	68,609
KBC Group NV	1,521	100,832
Solvay S.A.	775	94,558
Warehouses De Pauw CVA REIT	311	28,920

		366,584

Bermuda—0.0%
Genpact Ltd.	1,410	34,911
Textainer Group Holdings Ltd. (f)	963	14,734

		49,645

Brazil—0.2%
Cia de Saneamento de Minas Gerais—COPASA	3,300	46,592
JBS S.A.	18,300	59,683

	Shares	Value
MRV Engenharia e Participacoes S.A.	4,500	$20,641
Qualicorp S.A.	34,800	229,547
Sao Martinho S.A.	8,200	45,262

		401,725

Canada—2.3%
Aecon Group, Inc.	489	6,314
AG Growth International, Inc.	322	12,245
Alimentation Couche-Tard, Inc., Class B	1,450	65,508
Artis Real Estate Investment Trust REIT	523	5,203
Atco Ltd., Class I	2,338	90,911
Bank of Montreal	4,893	365,471
Bank of Nova Scotia	3,107	181,768
BCE, Inc.	5,452	241,391
Bonavista Energy Corp.	3,032	7,889
Canadian Imperial Bank of Commerce	4,019	346,549
Canadian Real Estate Investment Trust REIT	523	19,066
Canadian Tire Corp., Ltd., Class A	2,414	286,772
Canfor Pulp Products, Inc.	534	4,855
Cascades, Inc.	1,386	14,289
Celestica, Inc. (f)	3,763	54,725
CGI Group, Inc., Class A (f)	1,734	83,085
Chorus Aviation, Inc.	4,609	25,993
Cogeco Communications, Inc.	3,146	168,082
Crescent Point Energy Corp.	346	3,744
Dorel Industries, Inc., Class B	291	6,941
ECN Capital Corp.	1,240	3,347
Enercare, Inc.	3,651	57,022
Exchange Income Corp.	3,541	103,952
Fortis, Inc.	4,150	137,527
Genworth MI Canada, Inc.	2,539	70,203
George Weston Ltd.	1,738	151,641
Great-West Lifeco, Inc.	943	26,130
High Liner Foods, Inc.	3,181	43,176
Intact Financial Corp.	345	24,537
Intertape Polymer Group, Inc.	2,706	47,574
Killam Apartment REIT	761	7,256
Kirkland Lake Gold Ltd. (f)	10,446	77,058
Laurentian Bank of Canada	7,772	342,299
Linamar Corp.	4,387	199,549
Loblaw Cos., Ltd.	1,528	82,912
Lucara Diamond Corp.	22,982	53,400
Magna International, Inc.	1,835	79,190
Manulife Financial Corp.	5,894	104,553
Martinrea International, Inc.	1,349	10,469
Medical Facilities Corp.	7,602	105,354
Metro, Inc.	4,741	145,633
Milestone Apartments Real Estate Investment Trust	2,736	44,398
National Bank of Canada	2,379	99,893
NorthWest Healthcare Properties Real Estate Investment Trust	1,343	10,654
Open Text Corp.	930	31,610
Power Corp. of Canada	2,594	60,937
Power Financial Corp.	1,577	41,706
Pure Industrial Real Estate Trust	8,947	40,972
Raging River Exploration, Inc. (f)	990	6,946
Rogers Sugar, Inc.	1,566	7,360
Royal Bank of Canada	4,550	331,503
Saputo, Inc.	1,980	68,325
Stantec, Inc.	411	10,666

	Shares	Value
Sun Life Financial, Inc.	6,531	$238,482
Tahoe Resources, Inc.	4,836	38,838
TELUS Corp.	331	10,745
TFI International, Inc.	1,312	30,633
Toronto-Dominion Bank	7,889	395,147
TransCanada Corp.	4,147	191,376
Transcontinental, Inc., Class A	10,902	201,505
Waste Connections, Inc.	834	73,575
WestJet Airlines Ltd.	5,761	98,771

		5,897,625

Chile—0.1%
Cencosud S.A.	36,395	111,528
Enel Chile S.A.	1,543,401	170,742

		282,270

China—2.0%
AAC Technologies Holdings, Inc.	4,900	57,374
Agile Group Holdings Ltd.	87,091	75,488
Agricultural Bank of China Ltd., Class H	117,000	53,958
Air China Ltd., Class H	70,347	56,960
Alibaba Group Holding Ltd. ADR (f)	3,377	364,142
Bank of Chongqing Co., Ltd., Class H	111,000	96,085
Bank of Communications Co., Ltd., Class H	156,039	121,463
Beijing Enterprises Holdings Ltd.	43,000	222,562
BYD Electronic International Co., Ltd.	68,318	94,932
China Communications Construction Co., Ltd., Class H	38,000	53,639
China Communications Services Corp., Ltd., Class H	48,403	31,699
China Construction Bank Corp., Class H	483,064	389,208
China Dongxiang Group Co., Ltd.	43,117	8,270
China Evergrande Group	25,483	23,628
China High Speed Transmission Equipment Group Co., Ltd.	25,120	28,422
China Lumena New Materials Corp. (e)(f)	1,772	34
China Merchants Bank Co., Ltd., Class H	24,844	65,746
China Mobile Ltd.	1,500	16,496
China Petroleum & Chemical Corp., Class H	411,800	335,191
China Railway Construction Corp., Ltd., Class H	37,516	53,237
China Southern Airlines Co., Ltd., Class H	285,154	197,496
China Zhongwang Holdings Ltd.	114,800	51,586
Chongqing Rural Commercial Bank Co., Ltd., Class H	6,488	4,383
EVA Precision Industrial Holdings Ltd.	20,236	3,258
Great Wall Motor Co., Ltd., Class H	44,760	51,013
Guangzhou Automobile Group Co., Ltd., Class H	213,435	341,839

166	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Guangzhou R&F Properties Co., Ltd., Class H	2,881	$4,501
Industrial & Commercial Bank of China Ltd., Class H	347,000	227,059
Jiangsu Expressway Co., Ltd., Class H	5,189	7,454
Ju Teng International Holdings Ltd.	4,744	1,947
KWG Property Holding Ltd.	25,906	18,773
Lee & Man Paper Manufacturing Ltd.	48,517	37,109
Longfor Properties Co., Ltd.	10,845	17,854
Minth Group Ltd.	7,315	29,495
NetEase, Inc. ADR	1,318	374,312
Nexteer Automotive Group Ltd.	39,000	57,556
Orient Securities Co., Ltd., Class H (b)(f)	21,600	21,074
Postal Savings Bank of China Co., Ltd., Class H (b)(f)	67,000	41,469
Pou Sheng International Holdings Ltd.	303,000	63,570
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	39,111	102,456
Shenzhen Expressway Co., Ltd., Class H	64,274	58,261
Sinopec Shanghai Petrochemical Co., Ltd., Class H	133,380	74,026
Sinopharm Group Co., Ltd., Class H	24,721	114,767
Skyworth Digital Holdings Ltd.	145,152	95,696
Tencent Holdings Ltd.	15,281	440,238
Tianneng Power International Ltd.	78,342	71,219
Tong Ren Tang Technologies Co., Ltd., Class H	2,726	4,842
Travelsky Technology Ltd., Class H	47,000	111,055
XTEP International Holdings Ltd.	7,651	3,013
Yum China Holdings, Inc. (f)	2,047	55,678
Yuzhou Properties Co., Ltd.	420,088	175,840
Zhejiang Expressway Co., Ltd., Class H	24,230	31,694

		5,039,067

Colombia—0.0%
Almacenes Exito S.A.	9,400	50,090
Corp. Financiera Colombiana S.A.	346	3,389

		53,479

Czech Republic—0.0%
Moneta Money Bank AS (b)(f)	20,485	69,389
O2 Czech Republic AS	444	4,960
Philip Morris CR AS	93	49,823

		124,172

Denmark—0.2%
Danske Bank A/S	5,620	191,619
Dfds A/S	3,005	165,098
Matas A/S	443	6,292
Schouw & Co. AB	490	44,907
Solar A/S, Class B	111	6,128
Spar Nord Bank A/S	5,473	60,579

		474,623

Finland—0.2%
Cramo Oyj	1,938	44,202
Metsa Board Oyj	429	2,651

	Shares	Value
Neste Oyj	1,826	$71,402
Oriola KD Oyj, Class B	700	2,967
Stora Enso Oyj, Class R	8,051	95,196
UPM-Kymmene Oyj	7,055	165,645

		382,063

France—1.9%
Air France-KLM (f)	16,636	125,843
Alten S.A.	525	40,258
APERAM S.A.	51	2,543
Arkema S.A.	2,103	207,021
Atos SE	3,127	386,436
AXA S.A.	12,427	321,061
BNP Paribas S.A.	3,090	205,621
Boiron S.A.	31	2,831
Capgemini S.A.	1,959	180,827
Cegereal S.A. REIT	793	31,352
Cie Generale des Etablissements Michelin	1,311	159,310
CNP Assurances	5,248	106,720
Eiffage S.A.	2,926	228,987
Faurecia	2,499	118,649
IPSOS	1,502	46,628
MGI Coutier	1,628	56,444
Nexity S.A. (f)	654	32,153
Orange S.A.	16,230	251,980
Peugeot S.A. (f)	7,269	146,089
Rallye S.A.	2,470	50,012
Renault S.A.	1,493	129,700
Rubis SCA	40	3,916
Sanofi	3,796	343,140
SCOR SE	1,702	64,324
SEB S.A.	425	59,363
Societe Generale S.A.	2,975	150,729
Sodexo S.A.	708	83,187
Teleperformance	1,402	151,373
Thales S.A.	1,754	169,429
Total S.A.	13,008	657,729
Ubisoft Entertainment S.A. (f)	112	4,777
Valeo S.A.	2,236	148,743
Vinci S.A.	2,692	213,768

		4,880,943

Germany—1.2%
BASF SE	1,386	137,233
Bayer AG	3,334	384,122
Bayerische Motoren Werke AG	1,321	120,530
Bechtle AG	309	33,534
Daimler AG	2,072	152,913
Deutsche Lufthansa AG	7,343	119,124
Deutsche Post AG	5,407	185,047
Deutsche Telekom AG	6,842	119,890
Fresenius SE & Co. KGaA	568	45,642
Hannover Rueck SE	1,381	159,135
Indus Holding AG	732	47,274
KION Group AG	549	35,835
Merck KGaA	829	94,467
METRO AG	4,100	131,005
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	627	122,737
Rheinmetall AG	734	61,535
Rhoen Klinikum AG	883	24,086
Siemens AG	3,801	520,631
Sixt SE	37	1,905
Software AG	1,386	54,752
STADA Arzneimittel AG	1,575	96,464
Takkt AG	2,084	48,344
Talanx AG (f)	6,243	220,110
TLG Immobilien AG	467	9,093
Uniper SE (f)	6,923	116,352

	Shares	Value
WCM Beteiligungs & Grundbesitz AG (f)	1,866	$6,095

		3,047,855

Greece—0.1%
FF Group (f)	4,956	94,671
JUMBO S.A.	6,391	100,769
Motor Oil Hellas Corinth Refineries S.A.	3,327	56,762

		252,202

Hong Kong—0.3%
Cathay Pacific Airways Ltd.	1,543	2,240
CK Hutchison Holdings Ltd.	1,297	15,968
CLP Holdings Ltd.	26,281	275,122
Dah Sing Banking Group Ltd.	1,623	3,199
Dah Sing Financial Holdings Ltd.	8,240	62,778
Fairwood Holdings Ltd.	3,500	14,076
Hang Seng Bank Ltd.	900	18,258
IT Ltd.	114,000	49,436
Kerry Properties Ltd.	1,243	4,311
Link REIT	6,492	45,501
Swire Pacific Ltd., Class A	5,156	51,536
WH Group Ltd. (b)	221,500	191,004
Xinyi Glass Holdings Ltd. (f)	92,292	81,293
Yue Yuen Industrial Holdings Ltd.	698	2,743

		817,465

Hungary—0.0%
Magyar Telekom Telecommunications PLC	9,493	15,745
MOL Hungarian Oil & Gas PLC	928	63,541
Richter Gedeon Nyrt	1,358	30,842

		110,128

India—0.1%
Tata Motors Ltd. ADR	5,278	188,161

Indonesia—0.3%
Bank Danamon Indonesia Tbk PT	386,400	136,371
Bank Negara Indonesia Persero Tbk PT	504,955	245,497
Indofood CBP Sukses Makmur Tbk PT	118,982	72,774
Indofood Sukses Makmur Tbk PT	115,479	69,344
Telekomunikasi Indonesia Persero Tbk PT	1,121,606	348,646

		872,632

Ireland—0.2%
Irish Residential Properties REIT PLC	5,191	6,867
Medtronic PLC	3,119	251,267
Origin Enterprises PLC	2,219	15,773
Smurfit Kappa Group PLC	4,238	111,987

		385,894

Israel—0.2%
Bank Hapoalim BM	13,914	84,794
Bank Leumi Le-Israel BM (f)	7,134	31,495
El Al Israel Airlines	64,772	47,705
Elbit Systems Ltd.	285	32,599
Israel Corp., Ltd. (f)	593	110,771
Mizrahi Tefahot Bank Ltd.	3,079	52,188
Nice Ltd.	1,504	102,101

		461,653

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	167

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Italy—0.4%
ACEA SpA	3,887	$52,911
Enav SpA (b)(f)	13,576	55,143
Enel SpA	32,176	151,403
Fila SpA	543	9,558
Intesa Sanpaolo SpA	54,722	148,850
Iren SpA	30,861	64,067
Mediobanca SpA	3,142	28,329
OVS SpA (b)	9,099	56,494
Poste Italiane SpA (b)	29,629	197,354
Recordati SpA	4,274	144,855
Societa Iniziative Autostradali e Servizi SpA	1,209	11,543
Unipol Gruppo Finanziario SpA	15,252	62,979

		983,486

Japan—3.2%
Adastria Co., Ltd.	1,800	44,883
ADEKA Corp.	26	380
Aida Engineering Ltd.	142	1,263
Alpen Co., Ltd.	385	6,706
ANA Holdings, Inc.	39,457	120,679
Aoyama Trading Co., Ltd.	911	31,329
Astellas Pharma, Inc.	10,792	142,335
Bandai Namco Holdings, Inc.	1,400	41,966
BML, Inc.	1,795	39,666
Canon, Inc.	1,410	44,032
Capcom Co., Ltd.	1,948	38,200
Concordia Financial Group Ltd.	15,486	71,795
Daiichi Sankyo Co., Ltd.	3,047	68,744
Daito Pharmaceutical Co., Ltd.	152	3,062
Daito Trust Construction Co., Ltd.	1,105	151,934
Daiwa House Industry Co., Ltd.	1,954	56,166
DCM Holdings Co., Ltd.	3,825	35,367
Doshisha Co., Ltd.	385	7,145
Doutor Nichires Holdings Co., Ltd.	651	12,748
DTS Corp.	399	10,004
DyDo Group Holdings, Inc.	326	15,264
EDION Corp.	1,673	15,425
Exedy Corp.	174	4,984
Foster Electric Co., Ltd.	2,400	41,198
Fuji Media Holdings, Inc.	2,295	31,804
Fuji Oil Holdings, Inc.	1,916	44,939
Fuji Soft, Inc.	272	6,969
FUJIFILM Holdings Corp.	2,921	114,497
Fukuyama Transporting Co., Ltd.	2,726	16,358
Geo Holdings Corp.	1,536	16,894
Hankyu Hanshin Holdings, Inc.	1,670	54,494
Heiwa Corp.	1,403	34,969
Hogy Medical Co., Ltd.	139	8,755
Honeys Holdings Co., Ltd.	39	390
Idemitsu Kosan Co., Ltd.	3,171	110,380
Iida Group Holdings Co., Ltd.	5,200	80,021
ITOCHU Corp.	19,977	284,400
Japan Airlines Co., Ltd.	7,237	229,774
Kagome Co., Ltd.	1,800	46,873
Kajima Corp.	11,000	71,952
Kato Sangyo Co., Ltd.	146	3,760
KOMEDA Holdings Co., Ltd. (f)	900	14,506
Kyowa Exeo Corp.	2,900	42,102
LaSalle Logiport REIT	24	22,239
Maeda Corp.	10,943	97,020
Marubeni Corp.	36,600	226,076
Matsumotokiyoshi Holdings Co., Ltd.	1,214	57,831

	Shares	Value
Mazda Motor Corp.	12,300	$177,549
Mitsubishi Chemical Holdings Corp.	14,206	110,294
Mitsubishi Corp.	12,200	264,405
Mitsubishi Gas Chemical Co., Inc.	271	5,644
Mitsubishi Shokuhin Co., Ltd.	259	8,047
Mitsubishi Tanabe Pharma Corp.	6,286	131,246
Mitsubishi UFJ Financial Group, Inc.	84,385	531,555
Mitsuboshi Belting Ltd.	142	1,320
Mitsui & Co., Ltd.	17,400	252,683
Mitsui Engineering & Shipbuilding Co., Ltd.	34,000	52,784
Mizuho Financial Group, Inc.	47,975	88,062
NEC Networks & System Integration Corp.	765	14,817
Nichias Corp.	1,396	14,059
Nifco, Inc.	146	7,338
Nihon Unisys Ltd.	2,921	39,969
Nippon Flour Mills Co., Ltd.	898	13,293
Nippon Paper Industries Co., Ltd.	5,672	102,101
NIPPON REIT Investment Corp.	10	25,981
Nippon Telegraph & Telephone Corp.	10,808	462,078
Nissan Motor Co., Ltd.	31,459	303,340
Nisshin Oillio Group Ltd.	1,462	8,336
Nomura Real Estate Holdings, Inc.	3,157	50,380
NTT Data Corp.	1,543	73,272
NTT DOCOMO, Inc.	10,743	250,873
NuFlare Technology, Inc.	900	54,787
Obayashi Corp.	2,927	27,446
Okamura Corp.	1,031	9,170
ORIX Corp.	26,501	393,342
Pacific Industrial Co., Ltd.	224	3,192
Paramount Bed Holdings Co., Ltd.	1,331	53,486
Prima Meat Packers Ltd.	1,462	6,473
Raito Kogyo Co., Ltd.	10,626	108,280
Recruit Holdings Co., Ltd.	1,300	66,489
Rengo Co., Ltd.	7,871	45,592
Right On Co., Ltd.	1,157	9,999
S Foods, Inc.	972	28,284
Sakata INX Corp.	898	12,393
Sanyo Chemical Industries Ltd.	139	5,847
Sanyo Special Steel Co., Ltd.	914	4,863
Sapporo Holdings Ltd.	2,660	71,909
Sawai Pharmaceutical Co., Ltd.	525	28,503
SCREEN Holdings Co., Ltd.	1,211	89,360
Sekisui House Ltd.	9,423	155,374
Senko Co., Ltd.	1,796	11,597
Shiga Bank Ltd.	1,396	7,164
SKY Perfect JSAT Holdings, Inc.	10,000	42,404
Sojitz Corp.	26,484	66,552
Sompo Holdings, Inc.	2,185	80,273
Stella Chemifa Corp.	911	26,002
Sumitomo Dainippon Pharma Co., Ltd.	3,368	55,732
Sumitomo Forestry Co., Ltd.	4,480	68,284
Sumitomo Mitsui Trust Holdings, Inc.	2,385	82,645
Sumitomo Osaka Cement Co., Ltd.	10,972	45,756
Taisho Pharmaceutical Holdings Co., Ltd.	200	16,285
Takasago Thermal Engineering Co., Ltd.	397	5,600

	Shares	Value
Takeda Pharmaceutical Co., Ltd.	1,543	$72,640
Tokyo Electron Ltd.	300	32,843
Tokyo Seimitsu Co., Ltd.	1,600	50,520
Toppan Printing Co., Ltd.	5,321	54,387
Toray Industries, Inc.	3,726	33,162
Toshiba Plant Systems & Services Corp.	2,000	29,272
Towa Pharmaceutical Co., Ltd.	138	7,005
Toyo Construction Co., Ltd.	911	3,275
Toyota Motor Corp.	4,151	225,307
Tv Tokyo Holdings Corp.	266	6,093
Ulvac, Inc.	205	9,582
Unipres Corp.	317	6,632
Wacoal Holdings Corp.	1,396	17,246
West Japan Railway Co.	2,666	173,859
Yokohama Rubber Co., Ltd.	5,697	111,655
Yorozu Corp.	259	3,989
Yoshinoya Holdings Co., Ltd.	2,175	31,639
Yurtec Corp.	132	909

		8,164,802

Korea (Republic of)—1.4%
CJ Hellovision Co., Ltd.	889	8,071
Daekyo Co., Ltd.	777	5,593
Easy Bio, Inc.	2,176	11,767
Hankook Tire Co., Ltd.	1,763	85,981
Hansol Paper Co., Ltd.	477	8,126
Hanwha Chemical Corp.	8,699	205,490
Hyosung Corp.	492	59,621
Hyundai Engineering Plastics Co., Ltd.	864	6,520
Hyundai Mipo Dockyard Co., Ltd. (f)	593	47,037
Hyundai Motor Co.	668	94,142
KB Financial Group, Inc.	3,536	154,970
KB Insurance Co., Ltd.	1,483	35,799
KC Tech Co., Ltd.	174	2,140
Kia Motors Corp.	3,057	101,317
Korea Electric Power Corp.	3,246	135,116
Korea Gas Corp. (f)	684	27,527
Korea Petrochemical Ind Co., Ltd.	502	110,013
KT Corp.	221	6,308
KT&G Corp.	2,293	199,917
Kukdo Chemical Co., Ltd.	130	5,728
LG Corp.	1,456	91,456
LG Display Co., Ltd.	1,180	31,955
LG Electronics, Inc.	1,262	76,666
Lotte Chemical Corp.	245	81,186
LS Corp.	2,109	121,105
Macquarie Korea Infrastructure Fund	3,073	22,863
POSCO	1,041	270,375
S-Oil Corp.	1,302	117,069
Samjin Pharmaceutical Co., Ltd.	530	15,380
Samsung Electronics Co., Ltd.	70	128,829
Samsung Electronics Co., Ltd. GDR	857	786,297
Samyang Holdings Corp.	89	9,829
SK Innovation Co., Ltd.	1,680	250,332
Tongyang Life Insurance Co., Ltd.	3,423	31,353
Ubiquoss Holdings, Inc.	442	2,845
Ubiquoss, Inc. (f)	140	3,061
Woori Bank (f)	7,482	86,919

		3,438,703

Luxembourg—0.0%
RTL Group S.A.	698	56,161

168	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Malaysia—0.2%
AirAsia Bhd.	154,400	$109,540
CIMB Group Holdings Bhd.	99,200	124,850
KNM Group Bhd. (f)	31,700	2,149
Maxis Bhd.	3,200	4,656
MISC Bhd.	43,900	72,570
Supermax Corp. Bhd.	20,100	9,044
Tenaga Nasional Bhd.	82,500	255,672

		578,481

Mexico—0.1%
Alfa S.A.B de C.V., Class A	32,519	47,505
Grupo Aeroportuario del Pacifico S.A.B de C.V. ADR	47	4,564
Grupo Lala S.A.B de C.V.	4,496	8,160
Industrias Bachoco S.A.B de C.V. ADR	2,004	108,376

		168,605

Morocco—0.0%
Douja Promotion Groupe Addoha S.A.	14,722	63,022
Maroc Telecom	747	10,204

		73,226

Netherlands—0.4%
Accell Group	2,086	57,080
AerCap Holdings NV (f)	2,762	126,969
ASR Nederland NV (f)	4,064	115,839
BE Semiconductor Industries NV	1,392	56,715
ING Groep NV	22,635	341,885
Koninklijke Ahold Delhaize NV (f)	3,620	77,359
NN Group NV	4,438	144,133
Philips Lighting NV (b)(f)	1,865	53,341
Vastned Retail NV REIT	232	8,774

		982,095

New Zealand—0.2%
Air New Zealand Ltd.	96,568	166,528
Arvida Group Ltd.	9,216	8,201
Auckland International Airport Ltd.	11,498	54,444
Fonterra Co-operative Group Ltd. UNIT	2,607	11,075
Kiwi Property Group Ltd.	1,458	1,456
Metlifecare Ltd.	25,550	109,745
Summerset Group Holdings Ltd.	20,375	73,832
Tourism Holdings Ltd.	3,164	8,317

		433,598

Norway—0.3%
Austevoll Seafood ASA	5,188	38,082
Avance Gas Holding Ltd. (b)	97	319
Bakkafrost P/F	2,733	84,534
Gjensidige Forsikring ASA	1,492	22,729
Leroy Seafood Group ASA	627	27,459
Marine Harvest ASA (f)	5,368	81,885
Orkla ASA	28,110	251,812
Salmar ASA	4,015	86,579
Sparebank 1 Nord Norge	7,721	49,683
SpareBank 1 SMN	10,672	82,654
Stolt-Nielsen Ltd.	2,374	40,368
Telenor ASA	195	3,244
Veidekke ASA	3,203	42,199

		811,547

Peru—0.0%
Cia de Minas Buenaventura SAA ADR	9,681	116,559

Philippines—0.1%
Aboitiz Equity Ventures, Inc.	4,940	7,330
BDO Unibank, Inc.	3,040	7,125

	Shares	Value
Globe Telecom, Inc.	1,025	$41,511
Security Bank Corp.	23,930	96,324

		152,290

Poland—0.0%
Asseco Poland S.A.	501	6,860
Ciech S.A.	570	11,498
Polski Koncern Naftowy Orlen S.A.	2,278	57,456

		75,814

Portugal—0.0%
Jeronimo Martins SGPS S.A.	2,169	38,758

Russian Federation—0.0%
Magnitogorsk Iron & Steel OJSC GDR	7,225	61,485
PhosAgro PJSC GDR	1,266	18,483
Sistema PJSC FC GDR	3,465	31,012
Surgutneftegas OJSC ADR	669	3,433

		114,413

Singapore—0.4%
Accordia Golf Trust UNIT	224,900	118,170
BOC Aviation Ltd. (b)	5,400	28,810
DBS Group Holdings Ltd.	17,600	243,793
Fortune Real Estate Investment Trust REIT	11,000	12,318
Frasers Logistics & Industrial Trust REIT	37,400	26,334
Japfa Ltd.	132,600	77,222
Jardine Cycle & Carriage Ltd.	3,600	112,759
Keppel DC REIT	13,600	11,666
Mapletree Industrial Trust REIT	9,000	11,452
QAF Ltd.	50,100	49,962
SATS Ltd.	22,000	76,749
Sheng Siong Group Ltd.	23,700	16,010
Singapore Airlines Ltd.	27,000	194,357
Sino Grandness Food Industry Group Ltd.	25,900	4,442
Venture Corp., Ltd.	6,700	54,937

		1,038,981

South Africa—0.2%
Gold Fields Ltd.	28,723	100,089
Harmony Gold Mining Co., Ltd.	9,724	23,615
Murray & Roberts Holdings Ltd.	57,481	65,980
Sappi Ltd.	14,965	101,375
Sibanye Gold Ltd. ADR	7,122	62,745
SPAR Group Ltd.	2,283	29,619
Super Group Ltd. (f)	14,549	38,595
Tsogo Sun Holdings Ltd.	8,257	16,964

		438,982

Spain—0.4%
ACS Actividades de Construccion y Servicios S.A.	3,959	134,577
Amadeus IT Group S.A.	3,472	175,921
Axiare Patrimonio SOCIMI S.A. REIT	221	3,298
Bankinter S.A.	13,602	114,055
Ebro Foods S.A.	4,741	95,796
Faes Farma S.A.	13,210	47,087
International Consolidated Airlines Group S.A.	17,977	119,140
Lar Espana Real Estate Socimi S.A. REIT	137	1,055
Repsol S.A.	14,752	228,551
Telefonica S.A.	18,951	212,125

		1,131,605

	Shares	Value
Sweden—0.3%
Bilia AB Class A	3,787	$78,137
BillerudKorsnas AB	199	3,207
Bure Equity AB	4,293	46,914
Castellum AB	6,718	89,044
Cloetta AB, Class B	2,397	9,470
Granges AB	4,908	44,856
Holmen AB, Class B	2,215	86,180
Humana AB (f)	11,979	96,921
Klovern AB, Class B	45,445	45,233
Loomis AB, Class B	1,195	37,786
Peab AB	211	2,013
Scandic Hotels Group AB (b)(f)	5,709	60,056
Svenska Cellulosa AB SCA, Class B	2,664	85,851

		685,668

Switzerland—0.6%
Bachem Holding AG, Class B	326	38,572
Baloise Holding AG	473	64,996
Banque Cantonale Vaudoise	29	20,007
Bell AG	220	91,147
BKW AG	2,086	112,771
Bobst Group S.A.	1,436	132,343
Cembra Money Bank AG (f)	50	4,134
Emmi AG (f)	21	14,303
Garmin Ltd.	1,401	71,605
Georg Fischer AG	157	142,745
Intershop Holding AG	17	8,452
Komax Holding AG	100	24,310
Kudelski S.A.	3,234	52,926
Lonza Group AG (f)	656	123,998
Nestle S.A.	1,053	80,820
Partners Group Holding AG	147	79,000
Schweiter Technologies AG	8	8,873
Siegfried Holding AG (f)	47	12,375
Swiss Life Holding AG (f)	226	72,877
Swiss Prime Site AG (f)	1,061	93,419
Swiss Re AG	2,638	236,935
Valora Holding AG	75	25,926

		1,512,534

Taiwan—0.9%
Accton Technology Corp.	28,000	61,736
Arcadyan Technology Corp.	9,000	17,944
Asia Vital Components Co., Ltd.	12,000	10,344
Chang Hwa Commercial Bank Ltd.	14,000	8,532
Cheng Uei Precision Industry Co., Ltd.	5,000	6,475
Chin-Poon Industrial Co., Ltd.	7,000	14,235
China Airlines Ltd.	56,000	19,469
China Metal Products	8,000	8,185
China Motor Corp.	10,000	9,163
Chunghwa Telecom Co., Ltd.	69,000	234,316
Compeq Manufacturing Co., Ltd.	154,000	111,376
Elite Material Co., Ltd.	15,000	58,331
Eva Airways Corp.	102,000	54,119
Farglory Land Development Co., Ltd.	18,000	24,350
First Financial Holding Co., Ltd.	108,000	65,848
Formosa Petrochemical Corp.	41,000	143,214
Formosa Plastics Corp.	9,000	26,838
Getac Technology Corp.	18,000	25,863
Gintech Energy Corp. (f)	6,000	3,500
Grape King Bio Ltd.	2,000	12,583
Hon Hai Precision Industry Co., Ltd.	60,000	179,945

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	169

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Hua Nan Financial Holdings Co., Ltd.	16,000	$8,937
King Yuan Electronics Co., Ltd.	28,000	25,840
Kinsus Interconnect Technology Corp.	6,000	15,858
Lite-On Technology Corp.	39,000	67,223
Micro-Star International Co., Ltd.	41,000	95,412
Powertech Technology, Inc.	52,000	151,323
Sercomm Corp.	11,000	27,557
Shin Zu Shing Co., Ltd.	3,000	8,482
Sinbon Electronics Co., Ltd.	13,000	31,923
Sitronix Technology Corp.	3,000	9,748
Taiwan Business Bank	79,000	21,869
Taiwan Hon Chuan Enterprise Co., Ltd.	5,000	9,688
Taiwan Semiconductor Manufacturing Co., Ltd.	98,000	614,522
TXC Corp.	15,000	21,456
Wistron NeWeb Corp.	5,000	14,057
WT Microelectronics Co., Ltd.	6,000	8,772
Yageo Corp.	3,000	8,177

		2,237,210

Thailand—0.3%
Bangkok Bank PCL	31,800	169,552
Charoen Pokphand Foods PCL (e)	72,000	58,151
IRPC PCL (e)	182,300	27,324
Kiatnakin Bank PCL (e)	56,200	113,688
PTT Global Chemical PCL (e)	47,100	100,395
Siam Cement PCL	14,100	221,560
Sri Trang Agro-Industry PCL (e)	8,200	4,581
Thai Oil PCL (e)	14,800	32,521

		727,772

Turkey—0.3%
Akbank TAS	47,358	111,189
Arcelik AS	16,508	102,986
Cimsa Cimento Sanayi VE Ticaret AS	5,739	24,404
Dogus Otomotiv Servis ve Ticaret AS	909	2,114
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	125,337	100,011
Eregli Demir ve Celik Fabrikalari TAS	39,100	63,495
Haci Omer Sabanci Holding AS	31,564	86,844
Tekfen Holding AS	25,570	60,854
Tofas Turk Otomobil Fabrikasi AS	3,185	23,864
Tupras Turkiye Petrol Rafinerileri AS	58	1,441
Turk Hava Yollari AO (f)	38,508	57,962
Turkiye Vakiflar Bankasi Tao	39,830	58,768

		693,932

United Kingdom—2.6%
3i Group PLC	10,440	98,022
Anglo American PLC (f)	17,044	260,415
Ashtead Group PLC	1,876	38,832
Assura PLC REIT	9,065	6,570
Beazley PLC	4,784	25,617
Bellway PLC	2,973	100,733
Berkeley Group Holdings PLC	1,337	53,760
British American Tobacco PLC	9,724	645,149
Burford Capital Ltd.	1,427	13,767
Carillion PLC	16,780	46,813

	Shares	Value
Carnival PLC	4,124	$236,378
Centamin PLC	16,504	35,703
Compass Group PLC	20,328	383,797
Diageo PLC	8,860	253,708
DS Smith PLC	16,448	89,485
easyJet PLC	6,546	84,160
Firstgroup PLC (f)	69,732	115,352
Galliford Try PLC	4,258	78,647
Gamma Communications PLC	2,555	15,718
GlaxoSmithKline PLC	18,528	385,252
Greene King PLC	4,624	40,590
Greggs PLC	3,400	44,409
Hostelworld Group PLC (b)	17,215	52,412
HSBC Holdings PLC	4,245	34,626
IG Group Holdings PLC	7,761	48,375
Imperial Brands PLC	8,367	405,495
Informa PLC	20,221	165,283
Intermediate Capital Group PLC	4,082	36,159
International Game Technology PLC	2,490	59,013
Interserve PLC	5,740	16,001
J Sainsbury PLC	28,329	93,831
Johnson Service Group PLC	5,867	8,692
Keller Group PLC	10,963	124,847
Marston’s PLC	5,162	8,683
Micro Focus International PLC	175	4,992
Mitie Group PLC	29,603	82,302
National Express Group PLC	31,785	143,364
Northgate PLC	9,796	67,504
Novae Group PLC	676	5,357
Paragon Group of Cos. PLC	5,161	27,016
Pendragon PLC	123,307	54,072
Plus500 Ltd.	10,817	56,921
Primary Health Properties PLC REIT	4,727	6,544
RELX PLC	7,537	147,561
Royal Dutch Shell PLC, Class A	9,190	241,958
Royal Dutch Shell PLC, Class B	25,148	691,304
Royal Mail PLC	12,103	64,461
RSA Insurance Group PLC	2,453	18,015
Shire PLC	4,418	257,424
Tate & Lyle PLC	12,907	123,683
Taylor Wimpey PLC	40,190	97,211
Trinity Mirror PLC	3,803	5,493
Virgin Money Holdings UK PLC	906	3,639
Wizz Air Holdings PLC (b)(f)	349	7,165
WPP PLC	16,147	353,927

		6,566,207

United States—25.1%
AbbVie, Inc.	8,846	576,405
Accenture PLC, Class A	1,230	147,452
ACCO Brands Corp. (f)	5,102	67,091
Activision Blizzard, Inc.	12,557	626,092
Adeptus Health, Inc., Class A (f)	107	193
Advanced Energy Industries, Inc. (f)	1,225	83,986
Aetna, Inc.	2,957	377,165
Aflac, Inc.	3,899	282,366
AG Mortgage Investment Trust, Inc. REIT	5,201	93,878
AGNC Investment Corp. REIT	11,764	233,986
Agree Realty Corp. REIT	822	39,423
Air Lease Corp.	2,180	84,475
Air Methods Corp. (f)	163	7,009
Aircastle Ltd.	3,379	81,535
Alaska Air Group, Inc.	3,361	309,951

	Shares	Value
Alere, Inc. (f)	968	$38,459
Align Technology, Inc. (f)	595	68,252
Allscripts Healthcare Solutions, Inc. (f)	8,992	114,019
Allstate Corp.	964	78,556
Ally Financial, Inc.	3,701	75,241
Alphabet, Inc., Class A (f)	691	585,830
Alphabet, Inc., Class C (f)	692	574,056
Altria Group, Inc.	12,996	928,174
AMAG Pharmaceuticals, Inc. (f)	2,642	59,577
Amazon.com, Inc. (f)	605	536,357
Amdocs Ltd.	4,023	245,363
Ameren Corp.	654	35,702
American Eagle Outfitters, Inc.	4,467	62,672
American Electric Power Co., Inc.	3,805	255,430
American Financial Group, Inc.	2,994	285,687
American Outdoor Brands Corp. (f)	2,116	41,918
American Public Education, Inc. (f)	293	6,710
AmerisourceBergen Corp.	3,606	319,131
Amgen, Inc.	4,613	756,855
AMN Healthcare Services, Inc. (f)	1,419	57,611
AngioDynamics, Inc. (f)	1,997	34,648
Annaly Capital Management, Inc. REIT	28,707	318,935
Anthem, Inc.	2,068	342,006
Anworth Mortgage Asset Corp. REIT	9,736	54,035
AO Smith Corp.	162	8,288
Apollo Commercial Real Estate Finance, Inc. REIT	4,976	93,599
Apollo Investment Corp.	906	5,943
Apple, Inc.	7,430	1,067,394
Applied Materials, Inc.	8,216	319,602
Archer-Daniels-Midland Co.	5,473	251,977
Ares Commercial Real Estate Corp. REIT	4,087	54,684
ARMOUR Residential REIT, Inc.	3,264	74,125
Arrow Electronics, Inc. (f)	1,380	101,306
Aspen Insurance Holdings Ltd.	1,802	93,794
AT&T, Inc.	30,527	1,268,397
Atmos Energy Corp.	836	66,036
Atwood Oceanics, Inc. (f)	489	4,660
Automatic Data Processing, Inc.	2,037	208,568
AutoZone, Inc. (f)	238	172,086
AvalonBay Communities, Inc. REIT	185	33,966
Avery Dennison Corp.	113	9,108
AVX Corp.	1,003	16,429
Axis Capital Holdings Ltd.	2,004	134,328
Banc of California, Inc.	3,329	68,910
Bank of America Corp.	13,501	318,489
Baxter International, Inc.	6,557	340,046
Becton Dickinson and Co.	1,115	204,536
Bemis Co., Inc.	10	489
Berkshire Hathaway, Inc., Class B (f)	2,448	408,033
BGC Partners, Inc., Class A	10,900	123,824
Big Lots, Inc.	1,054	51,309
Blackstone Mortgage Trust, Inc., Class A REIT	1,589	49,195
Booz Allen Hamilton Holding Corp.	2,779	98,349
Boston Scientific Corp. (f)	7,645	190,131
Briggs & Stratton Corp.	1,364	30,622

170	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Brixmor Property Group, Inc. REIT	256	$5,494
Broadcom Ltd.	2,378	520,687
Brocade Communications Systems, Inc.	17,462	217,926
Builders FirstSource, Inc. (f)	442	6,586
CA, Inc.	7,679	243,578
CACI International, Inc., Class A (f)	537	62,990
Cadence Design Systems, Inc. (f)	364	11,430
Cambrex Corp. (f)	115	6,331
Capital One Financial Corp.	1,383	119,851
Capitol Federal Financial, Inc.	2,995	43,817
Capstead Mortgage Corp. REIT	3,269	34,455
Cardinal Health, Inc.	1,118	91,173
CareTrust REIT, Inc.	2,720	45,750
Carlisle Cos., Inc.	1,632	173,661
Carriage Services, Inc.	425	11,526
Cavium, Inc. (f)	83	5,948
CDW Corp.	1,867	107,745
Centene Corp. (f)	672	47,887
CenterPoint Energy, Inc.	3,786	104,380
CenterState Banks, Inc.	2,053	53,173
Central Garden & Pet Co., Class A (f)	823	28,575
CenturyLink, Inc.	8,021	189,055
Charles River Laboratories International, Inc. (f)	958	86,172
Chemical Financial Corp.	1,161	59,385
Chevron Corp.	5,322	571,423
Chimera Investment Corp. REIT	6,073	122,553
Chubb Ltd.	2,814	383,407
Cigna Corp.	1,231	180,329
Cincinnati Financial Corp.	1,127	81,448
Cirrus Logic, Inc. (f)	1,660	100,745
Cisco Systems, Inc.	22,072	746,034
Citigroup, Inc.	11,068	662,088
Citrix Systems, Inc. (f)	1,778	148,267
Clorox Co.	1,884	254,020
CME Group, Inc.	795	94,446
CMS Energy Corp.	1,791	80,129
CNA Financial Corp.	1,304	57,598
Coherent, Inc. (f)	503	103,437
Colgate-Palmolive Co.	990	72,458
Columbus McKinnon Corp.	242	6,006
Comcast Corp., Class A	14,980	563,098
Commercial Metals Co.	336	6,428
Computer Sciences Corp.	970	66,940
Conduent, Inc. (f)	3,536	59,334
Consolidated Edison, Inc.	7,290	566,141
Convergys Corp.	8,038	170,004
Cooper Cos., Inc.	778	155,514
Cooper-Standard Holdings, Inc. (f)	545	60,457
Copa Holdings S.A., Class A	310	34,798
Corning, Inc.	11,102	299,754
CR Bard, Inc.	393	97,676
Cracker Barrel Old Country Store, Inc.	205	32,646
Crane Co.	585	43,776
CSX Corp.	4,900	228,095
CVS Health Corp.	2,605	204,492
CYS Investments, Inc. REIT	9,316	74,062
Danaher Corp.	3,911	334,508
Darden Restaurants, Inc.	2,341	195,871
DaVita, Inc. (f)	167	11,351
Dean Foods Co.	4,190	82,375
Dell Technologies, Inc., Class V (f)	519	33,258
Delta Air Lines, Inc.	1,842	84,658
Deluxe Corp.	1,666	120,235

	Shares	Value
DHT Holdings, Inc.	10,227	$45,715
Dick’s Sporting Goods, Inc.	1,836	89,340
Dime Community Bancshares, Inc.	279	5,664
DineEquity, Inc.	424	23,074
Dominion Resources, Inc.	60	4,654
Domino’s Pizza, Inc.	357	65,795
Dow Chemical Co.	5,277	335,301
DR Horton, Inc.	1,844	61,424
Dr. Pepper Snapple Group, Inc.	1,652	161,764
DTE Energy Co.	1,183	120,796
Duke Energy Corp.	3,615	296,466
DuPont Fabros Technology, Inc. REIT	1,866	92,535
Dynex Capital, Inc. REIT	4,936	34,996
E*TRADE Financial Corp. (f)	2,028	70,757
Eastman Chemical Co.	2,409	194,647
Edison International	708	56,364
Electronic Arts, Inc. (f)	562	50,310
Energizer Holdings, Inc.	1,046	58,314
Ennis, Inc.	1,258	21,386
Ensign Group, Inc.	368	6,918
Entergy Corp.	2,408	182,912
Enterprise Financial Services Corp.	1,061	44,986
Entertainment One Ltd.	9,741	29,852
Equinix, Inc. REIT	7	2,803
Equity LifeStyle Properties, Inc. REIT	797	61,417
Ethan Allen Interiors, Inc.	257	7,877
Euronet Worldwide, Inc. (f)	692	59,180
Everest Re Group Ltd.	1,263	295,302
Exelon Corp.	7,691	276,722
Express Scripts Holding Co. (f)	1,330	87,660
Express, Inc. (f)	2,870	26,146
Exxon Mobil Corp.	8,900	729,889
Facebook, Inc., Class A (f)	7,506	1,066,227
Federal Agricultural Mortgage Corp., Class C	128	7,369
Fidelity & Guaranty Life	1,465	40,727
Fidelity National Information Services, Inc.	2,478	197,298
First American Financial Corp.	1,900	74,632
First Busey Corp.	355	10,437
First Merchants Corp.	156	6,134
First NBC Bank Holding Co. (f)	1,041	4,164
FirstEnergy Corp.	6,334	201,548
Flex Ltd. (f)	6,674	112,123
Foot Locker, Inc.	2,445	182,910
Ford Motor Co.	14,448	168,175
Fresh Del Monte Produce, Inc.	1,362	80,671
GameStop Corp., Class A	303	6,833
General Electric Co.	13,943	415,501
General Mills, Inc.	4,308	254,215
General Motors Co.	6,721	237,655
German American Bancorp, Inc.	45	2,130
Getty Realty Corp. REIT	489	12,357
Gilead Sciences, Inc.	4,013	272,563
Global Brass & Copper Holdings, Inc.	1,340	46,096
Global Payments, Inc.	899	72,531
Goldman Sachs Group, Inc.	522	119,914
Goodyear Tire & Rubber Co.	7,517	270,612
Great Western Bancorp, Inc.	947	40,162
Group 1 Automotive, Inc.	127	9,408
Hanover Insurance Group, Inc.	1,549	139,503
Hartford Financial Services Group, Inc.	2,507	120,511

	Shares	Value
Hawaiian Holdings, Inc. (f)	703	$32,654
HCA Holdings, Inc. (f)	2,293	204,054
Henry Schein, Inc. (f)	37	6,289
Hewlett Packard Enterprise Co.	14,631	346,755
Hill-Rom Holdings, Inc.	825	58,245
Hologic, Inc. (f)	1,951	83,015
Home Depot, Inc.	4,147	608,904
Horizon Pharma PLC (f)	462	6,828
Huntington Bancshares, Inc.	11,832	158,430
Huntington Ingalls Industries, Inc.	1,076	215,458
INC Research Holdings, Inc., Class A (f)	919	42,136
Independence Realty Trust, Inc. REIT	1,312	12,293
Ingles Markets, Inc., Class A	157	6,775
Ingredion, Inc.	3,157	380,198
Insight Enterprises, Inc. (f)	12	493
Integra LifeSciences Holdings Corp. (f)	1,252	52,747
Intel Corp.	21,105	761,257
International Business Machines Corp.	1,442	251,110
International Paper Co.	1,331	67,588
Intuitive Surgical, Inc. (f)	745	571,020
Invesco Ltd.	257	7,872
Invesco Mortgage Capital, Inc. REIT	4,105	63,299
Jack in the Box, Inc.	991	100,805
JetBlue Airways Corp. (f)	2,879	59,336
JM Smucker Co.	1,192	156,247
John B Sanfilippo & Son, Inc.	57	4,172
Johnson & Johnson	11,808	1,470,686
Johnson Controls International PLC	10,444	439,901
Jones Lang LaSalle, Inc.	57	6,353
JPMorgan Chase & Co.	11,483	1,008,667
Juniper Networks, Inc.	3,121	86,857
KAR Auction Services, Inc.	2,104	91,882
Kellogg Co.	315	22,872
Kelly Services, Inc., Class A	415	9,072
Kimberly-Clark Corp.	1,523	200,472
Knoll, Inc.	364	8,667
Kohl’s Corp.	2,809	111,826
Kraton Corp. (f)	1,203	37,197
Kroger Co.	3,854	113,654
Laboratory Corp. of America Holdings (f)	2,738	392,821
Lam Research Corp.	3,867	496,368
Lear Corp.	2,258	319,688
LifePoint Health, Inc. (f)	1,590	104,145
Lincoln National Corp.	4,172	273,057
LogMeIn, Inc.	305	29,738
Lumentum Holdings, Inc. (f)	1,548	82,586
LyondellBasell Industries NV, Class A	2,765	252,140
Macy’s, Inc.	5,786	171,497
Maiden Holdings Ltd.	2,978	41,692
MainSource Financial Group, Inc.	316	10,406
Mallinckrodt PLC (f)	3,820	170,257
Manhattan Associates, Inc. (f)	85	4,424
Marathon Petroleum Corp.	3,367	170,168
Marcus & Millichap, Inc. (f)	324	7,964
Marriott Vacations Worldwide Corp.	864	86,340
Masimo Corp. (f)	1,222	113,964
McDonald’s Corp.	5,840	756,922
McKesson Corp.	2,283	338,478
MedEquities Realty Trust, Inc. REIT	2,912	32,644
Mercer International, Inc.	2,342	27,401

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	171

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Merck & Co., Inc.	4,945	$314,205
MetLife, Inc.	1,941	102,524
MFA Financial, Inc. REIT	11,428	92,338
Micron Technology, Inc. (f)	11,543	333,593
Microsoft Corp.	7,952	523,719
Mid-America Apartment Communities, Inc. REIT	657	66,843
MKS Instruments, Inc.	958	65,862
Mohawk Industries, Inc. (f)	327	75,043
Monmouth Real Estate Investment Corp. REIT	839	11,973
Morgan Stanley	7,726	330,982
Morningstar, Inc.	74	5,816
Motorola Solutions, Inc.	903	77,857
MTGE Investment Corp. REIT	4,585	76,799
Multi-Color Corp.	114	8,094
Murphy Oil Corp.	3,598	102,867
Nasdaq, Inc.	142	9,862
Natus Medical, Inc. (f)	310	12,168
Navigators Group, Inc.	180	9,774
Net 1 UEPS Technologies, Inc. (f)	4,606	56,331
NETGEAR, Inc. (f)	942	46,676
NeuStar, Inc., Class A (f)	2,278	75,516
New Residential Investment Corp. REIT	2,868	48,699
Newell Brands, Inc.	5,001	235,897
Newfield Exploration Co. (f)	2,851	105,230
NextEra Energy, Inc.	1,127	144,673
Northfield Bancorp, Inc.	664	11,965
Northrop Grumman Corp.	1,203	286,122
Nuance Communications, Inc. (f)	635	10,992
NVIDIA Corp.	982	106,969
NVR, Inc. (f)	12	25,283
Old Republic International Corp.	887	18,166
Omega Protein Corp.	5,185	103,959
Omnicell, Inc. (f)	287	11,667
Omnicom Group, Inc.	1,025	88,365
On Assignment, Inc. (f)	64	3,106
ON Semiconductor Corp. (f)	7,149	110,738
ONE Gas, Inc.	647	43,737
Orchid Island Capital, Inc. REIT	4,244	42,398
Oritani Financial Corp.	1,996	33,932
Owens & Minor, Inc.	965	33,389
Owens Corning	2,023	124,152
Paychex, Inc.	1,249	73,566
PepsiCo, Inc.	543	60,740
PetMed Express, Inc.	1,333	26,847
Pfizer, Inc.	19,466	665,932
PG&E Corp.	4,687	311,029
Pinnacle Foods, Inc.	6,507	376,560
Pinnacle West Capital Corp.	830	69,205
Pitney Bowes, Inc.	2,236	29,314
PNC Financial Services Group, Inc.	2,971	357,233
Pool Corp.	84	10,024
Priceline Group, Inc. (f)	7	12,460
Principal Financial Group, Inc.	3,665	231,298
Procter & Gamble Co.	1,593	143,131
Progressive Corp.	2,498	97,872
Provident Financial Services, Inc.	1,189	30,736
Prudential Financial, Inc.	1,967	209,840
Public Service Enterprise Group, Inc.	3,393	150,480
PVH Corp.	2,235	231,255
Qorvo, Inc. (f)	1,457	99,892
Quest Diagnostics, Inc.	2,264	222,302
Quintiles IMS Holdings, Inc. (f)	1,658	133,519
Regis Corp. (f)	520	6,094

	Shares	Value
Reinsurance Group of America, Inc.	1,023	$129,901
Reliance Steel & Aluminum Co.	554	44,331
Republic Services, Inc.	4,150	260,661
Revlon, Inc., Class A (f)	1,634	45,507
Reynolds American, Inc.	8,280	521,806
Ross Stores, Inc.	1,657	109,147
Royal Caribbean Cruises Ltd.	758	74,367
Rudolph Technologies, Inc. (f)	2,029	45,450
Sanmina Corp. (f)	5,194	210,876
Santander Consumer USA Holdings, Inc. (f)	369	4,915
Sinclair Broadcast Group, Inc. Class A	1,887	76,423
Skyworks Solutions, Inc.	3,298	323,138
Snap-on, Inc.	322	54,312
Sonoco Products Co.	180	9,526
Southern Co.	13,415	667,799
Southwest Airlines Co.	1,159	62,308
Southwestern Energy Co. (f)	20,278	165,671
SpartanNash Co.	681	23,828
Spirit AeroSystems Holdings, Inc., Class A	2,958	171,327
Spirit Realty Capital, Inc. REIT	6,096	61,752
SS&C Technologies Holdings, Inc.	231	8,177
Stanley Black & Decker, Inc.	2,428	322,608
Staples, Inc.	11,428	100,224
State National Cos., Inc.	535	7,704
Stoneridge, Inc. (f)	1,816	32,942
Stryker Corp.	2,336	307,534
SunTrust Banks, Inc.	8,912	492,834
Superior Industries International, Inc.	4,722	119,703
Sykes Enterprises, Inc. (f)	146	4,292
Symantec Corp.	1,528	46,879
Sysco Corp.	3,142	163,133
Target Corp.	3,121	172,248
Teleflex, Inc.	1,035	200,511
Tenet Healthcare Corp. (f)	6,260	110,865
Tesoro Corp.	2,493	202,083
Texas Roadhouse, Inc.	1,808	80,510
Thermo Fisher Scientific, Inc.	2,092	321,331
Thor Industries, Inc.	991	95,265
Time Warner, Inc.	3,131	305,930
TiVo Corp.	2,562	48,037
TJX Cos., Inc.	111	8,778
Tower International, Inc.	1,340	36,314
Towne Bank	649	21,028
Travelers Cos., Inc.	2,546	306,895
Trico Bancshares	235	8,350
Triple-S Management Corp., Class B (f)	792	13,915
Two Harbors Investment Corp. REIT	1,694	16,245
Tyson Foods, Inc., Class A	5,365	331,074
Ulta Salon Cosmetics & Fragrance, Inc. (f)	268	76,442
Union Bankshares Corp.	1,482	52,137
United Continental Holdings, Inc. (f)	814	57,501
United Financial Bancorp, Inc.	467	7,944
United Fire Group, Inc.	185	7,912
UnitedHealth Group, Inc.	4,945	811,029
Universal Health Services, Inc., Class B	675	84,004
Unum Group	6,137	287,764
Vail Resorts, Inc.	595	114,180
Valero Energy Corp.	4,710	312,226
Validus Holdings Ltd.	844	47,593
VCA, Inc. (f)	564	51,606

	Shares	Value
Verizon Communications, Inc.	21,922	$1,068,697
Vishay Intertechnology, Inc.	3,818	62,806
Wal-Mart Stores, Inc.	3,208	231,233
Walker & Dunlop, Inc. (f)	188	7,838
Waste Management, Inc.	8,443	615,664
Waterstone Financial, Inc.	720	13,140
WEC Energy Group, Inc.	3,748	227,241
WellCare Health Plans, Inc. (f)	355	49,775
Wells Fargo & Co.	6,360	353,998
Westar Energy, Inc.	1,528	82,925
Western Digital Corp.	1,276	105,308
Whirlpool Corp.	809	138,606
Windstream Holdings, Inc.	1,474	8,033
World Acceptance Corp. (f)	89	4,608
Xcel Energy, Inc.	5,042	224,117
Xerox Corp.	17,680	129,771
XL Group Ltd.	1,769	70,512
Xperi Corp.	1,460	49,567
Xylem, Inc.	1,385	69,555
Yum! Brands, Inc.	2,047	130,803
Zimmer Biomet Holdings, Inc.	1,554	189,759

		63,974,404

Total Common Stock (cost—$112,889,722)		121,454,444

	Principal Amount (000s)
U.S. Treasury Obligations—24.7%
U.S. Treasury Bonds,
3.125%, 2/15/43	$1,276	1,301,345
4.375%, 5/15/41	1,341	1,669,963
4.50%, 2/15/36	1,200	1,521,961
5.25%, 2/15/29	140	179,520
6.875%, 8/15/25	125	168,601
U.S. Treasury Notes,
0.625%, 8/31/17	1,500	1,498,593
0.625%, 9/30/17	3,000	2,996,016
0.75%, 10/31/17	3,000	2,996,718
0.75%, 1/31/18	5,000	4,988,280
0.75%, 2/28/18	5,192	5,177,499
0.875%, 1/15/18	5,000	4,994,530
0.875%, 3/31/18	5,000	4,990,330
0.875%, 9/15/19	10,000	9,876,960
1.00%, 6/30/19	10,300	10,227,179
1.125%, 9/30/21	2,000	1,934,844
1.375%, 9/30/23	2,100	1,998,446
1.50%, 2/28/19	1,620	1,627,721
1.50%, 8/15/26	700	647,610
1.875%, 10/31/17	218	219,137
2.00%, 9/30/20	1,000	1,011,758
2.00%, 7/31/22	1,800	1,799,438
2.25%, 7/31/18	980	994,222

Total U.S. Treasury Obligations (cost—$63,358,609)		62,820,671

Corporate Bonds & Notes—9.2%
Australia—0.2%
Westpac Banking Corp.,
2.80%, 1/11/22	500	503,281

Canada—1.3%
Bank of Montreal,
1.90%, 8/27/21	400	389,828
Bank of Nova Scotia,
1.85%, 4/14/20	1,000	990,597

172	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Principal Amount (000s)	Value
Potash Corp. of Saskatchewan, Inc.,
4.00%, 12/15/26	$300	$307,699
Royal Bank of Canada,
2.00%, 10/1/18	1,000	1,005,050
2.125%, 3/2/20	300	300,223
Toronto-Dominion Bank,
1.80%, 7/13/21	400	389,400

		3,382,797

China—0.2%
Sinopec Group Overseas Development 2012 Ltd.,
2.75%, 5/17/17	500	500,736

France—0.1%
Electricite de France S.A. (a)(b),
4.875%, 1/22/44	300	299,196

Germany—0.2%
KFW,
1.25%, 9/30/19	400	396,254

Spain—0.3%
Banco Bilbao Vizcaya Argentaria S.A.,
3.00%, 10/20/20	400	405,399
Telefonica Emisiones SAU,
4.103%, 3/8/27	300	302,557

		707,956

Switzerland—0.1%
Novartis Capital Corp.,
1.80%, 2/14/20	300	300,384

United Kingdom—0.3%
Barclays PLC,
4.375%, 1/12/26	400	406,121
BP Capital Markets PLC,
2.315%, 2/13/20	300	302,597
3.119%, 5/4/26	100	97,965

		806,683

United States—6.5%
Abbott Laboratories,
4.90%, 11/30/46	500	520,450
Allstate Corp.,
3.28%, 12/15/26	400	402,378
American Honda Finance Corp.,
2.00%, 2/14/20	300	301,056
Apple, Inc.,
3.35%, 2/9/27	300	303,172
3.85%, 8/4/46	200	190,877
AT&T, Inc.,
3.80%, 3/15/22	300	310,624
4.25%, 3/1/27	300	304,965
Bank of New York Mellon Corp.,
2.60%, 2/7/22	300	300,459
Boeing Co.,
2.125%, 3/1/22	180	177,991
Citigroup, Inc.,
2.45%, 1/10/20	500	502,520
8.125%, 7/15/39	400	589,370
CNH Industrial Capital LLC,
4.875%, 4/1/21	500	526,250
Comcast Corp.,
2.75%, 3/1/23	400	398,814
Commonwealth Edison Co.,
2.55%, 6/15/26	400	380,682
CSX Corp.,
2.60%, 11/1/26	500	469,820
Discovery Communications LLC,
3.80%, 3/13/24	200	197,967
Dow Chemical Co.,
7.375%, 11/1/29	400	543,213
Dr. Pepper Snapple Group, Inc.,
4.42%, 12/15/46	300	302,203

	Principal Amount (000s)	Value
Duke Energy Carolinas LLC,
2.50%, 3/15/23	$100	$99,074
FedEx Corp.,
4.10%, 4/15/43	400	371,398
4.55%, 4/1/46	300	301,327
Ford Motor Co.,
5.291%, 12/8/46	300	301,508
Goldman Sachs Group, Inc.,
2.55%, 10/23/19	400	403,856
Home Depot, Inc.,
2.00%, 4/1/21	400	398,369
Honeywell International, Inc.,
1.85%, 11/1/21	100	98,101
International Business Machines Corp.,
1.80%, 5/17/19	500	502,315
Johnson & Johnson,
2.95%, 3/3/27	300	300,327
JPMorgan Chase & Co.,
2.972%, 1/15/23	500	499,889
3.625%, 5/13/24	400	408,981
Microsoft Corp.,
1.10%, 8/8/19	600	593,596
3.30%, 2/6/27	400	406,948
Morgan Stanley,
2.50%, 4/21/21	400	398,182
Oracle Corp.,
3.85%, 7/15/36	200	196,221
Pacific Gas & Electric Co.,
4.00%, 12/1/46	300	297,507
PepsiCo, Inc.,
1.50%, 2/22/19	400	400,120
Pfizer, Inc.,
1.95%, 6/3/21	200	198,898
Philip Morris International, Inc.,
2.00%, 2/21/20	300	299,404
2.125%, 5/10/23	400	381,734
Toyota Motor Credit Corp.,
1.90%, 4/8/21	400	394,209
2.25%, 10/18/23	250	241,759
United Technologies Corp.,
1.95%, 11/1/21	500	490,403
Verizon Communications, Inc.,
4.125%, 8/15/46	200	173,210
Walt Disney Co.,
2.30%, 2/12/21	400	403,305
2.45%, 3/4/22	200	200,576
Wells Fargo & Co.,
2.10%, 7/26/21	400	392,313
Wells Fargo Bank N.A.,
2.15%, 12/6/19	500	502,004

		16,378,345

Total Corporate Bonds & Notes (cost—$23,599,235)		23,275,632

U.S. Government Agency Securities—7.6%
Fannie Mae, MBS, TBA (c),
2.50%, 4/18/32, 15 Year	690	690,270
3.00%, 4/18/32, 15 Year	650	666,402
3.00%, 4/13/47, 30 Year	1,970	1,953,840
3.50%, 4/18/32, 15 Year	440	457,823
3.50%, 4/13/47, 30 Year	2,000	2,046,094
4.00%, 4/13/47, 30 Year	1,270	1,332,210
4.50%, 4/13/47, 30 Year	520	557,680
5.00%, 4/13/47, 30 Year	240	262,261
5.50%, 4/13/47, 30 Year	330	366,605
Freddie Mac,
1.00%, 6/29/17	218	218,078
2.50%, 4/18/32 MBS, TBA, 15 Year (c)	520	520,355
3.00%, 4/18/32 MBS, TBA, 15 Year (c)	450	461,457

	Principal Amount (000s)	Value
3.00%, 4/13/47 MBS, TBA, 30 Year (c)	$1,310	$1,297,821
3.50%, 4/18/32 MBS, TBA, 15 Year (c)	240	249,955
3.50%, 4/13/47 MBS, TBA, 30 Year (c)	1,290	1,319,478
4.00%, 4/13/47 MBS, TBA, 30 Year (c)	710	744,834
4.50%, 4/13/47 MBS, TBA, 30 Year (c)	300	321,521
5.00%, 4/13/47 MBS, TBA, 30 Year (c)	160	174,231
5.50%, 4/13/47 MBS, TBA, 30 Year (c)	170	188,609
Ginnie Mae, MBS, TBA, 30 Year (c),
3.00%, 4/20/47	1,730	1,745,273
3.50%, 4/20/47	1,940	2,011,462
4.00%, 4/20/47	890	940,132
4.50%, 4/20/47	770	822,306

Total U.S. Government Agency Securities (cost—$19,244,771)		19,348,697

	Shares
Exchange-Traded Funds—6.1%
iShares iBoxx $ High Yield Corporate Bond	58,700	5,152,686
iShares JPMorgan USD Emerging Markets Bond	90,000	10,233,000

Total Exchange-Traded Funds (cost—$15,209,611)		15,385,686

	Principal Amount (000s)
Sovereign Debt Obligations—5.4%
Argentina—0.1%
Argentine Republic Government International Bond,
6.25%, 4/22/19	$300	317,550

Brazil—0.1%
Brazilian Government International Bond,
4.25%, 1/7/25	250	246,563

Canada—0.2%
Province of Ontario Canada,
1.25%, 6/17/19	500	494,889

Croatia—0.1%
Croatia Government International Bond,
6.75%, 11/5/19	300	327,048

Indonesia—0.1%
Indonesia Government International Bond,
11.625%, 3/4/19	300	355,143

Japan—0.1%
Japan Bank for International Cooperation,
1.50%, 7/21/21	300	288,078

Korea (Republic of)—0.2%
Export-Import Bank of Korea,
1.75%, 5/26/19	500	497,484
Korea Development Bank,
3.00%, 1/13/26	100	99,809

		597,293

Latvia—0.2%
Latvia Government International Bond,
2.75%, 1/12/20	500	507,448

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	173

Schedule of Investments

March 31, 2017 (Unaudited)

	Principal Amount (000s)	Value
Lithuania—0.2%
Lithuania Government International Bond,
5.125%, 9/14/17	$500	$508,750

Mexico—0.1%
Mexico Government International Bond,
4.125%, 1/21/26	300	309,150

Panama—0.3%
Panama Government International Bond,
7.125%, 1/29/26	500	633,125

Poland—0.2%
Poland Government International Bond,
6.375%, 7/15/19	500	549,063

Russian Federation—0.2%
Russian Federation Bond,
4.50%, 4/4/22	400	425,081

Supranational—3.2%
Corp. Andina de Fomento,
4.375%, 6/15/22	500	534,055
Council of Europe Development Bank,
1.00%, 2/4/19	500	495,138
1.625%, 3/16/21	500	491,213
European Bank for Reconstruction & Development,
1.75%, 6/14/19	500	501,210
European Investment Bank,
1.00%, 3/15/18	5,000	4,989,675
International Finance Corp.,
1.75%, 9/16/19	500	502,298
Nordic Investment Bank,
1.25%, 8/2/21	500	483,516

		7,997,105

Turkey—0.1%
Turkey Government International Bond,
4.875%, 10/9/26	250	241,301

Total Sovereign Debt Obligations (cost—$13,915,150)		13,797,587

	Shares
Preferred Stock—0.3%
Brazil—0.1%
Banco Bradesco S.A.	10,500	108,602
Braskem S.A., Class A	2,700	27,383
Cia Paranaense de Energia	4,300	44,970
Itau Unibanco Holding S.A.	11,640	140,917

		321,872

Colombia—0.0%
Banco Davivienda S.A.	9,381	97,629
Grupo Aval Acciones y Valores S.A.	9,215	3,750

		101,379

Korea (Republic of)—0.2%
Samsung Electronics Co., Ltd.	309	442,608

Total Preferred Stock (cost—$741,545)		865,859

Rights (f)— 0.0%
Australia—0.0%
Downer EDI Ltd., strike price AUD 5.95, expires 4/11/17	4,589	42

	Shares	Value
United States—0.0%
Safeway CVR—Casa Ley, expires 1/30/18	4,893	$4,966
Safeway CVR—PDC, expires 1/30/17	4,893	239

		5,205

Total Rights (cost—$5,205)		5,247

	Principal Amount (000s)
Repurchase Agreements—7.7%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $19,483,146; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $19,874,967 including accrued interest
(cost—$19,483,000)	$19,483	19,483,000

Total Investments (cost—$268,446,848) (d)—108.7%		276,436,823

Liabilities in excess of other assets (g)—(8.7)%		(22,042,498)

Net Assets—100.0%		$254,394,325

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Security with a value of $299,196, representing 0.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $1,133,226, representing 0.4% of net assets.

(c) When-issued or delayed-delivery. To be settled/delivered after March 31, 2017.

(d) Securities with an aggregate value of $44,975,253, representing 17.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Fair-Valued—Securities with an aggregate value of $336,694, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f) Non-income producing.

(g) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

AUD—Australian Dollar

CVR—Contingent Value Rights

GDR—Global Depositary Receipt

MBS—Mortgage-Backed Securities

REIT—Real Estate Investment Trust

TBA—To Be Announced

UNIT—More than one class of securities traded together.
The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

U.S. Treasury Obligations	24.7%
U.S. Government Agency Securities	7.6%
Banks	7.5%
Exchange-Traded Funds	6.1%
Sovereign Debt Obligations	5.4%
Insurance	2.6%
Oil, Gas & Consumable Fuels	2.6%
Pharmaceuticals	2.2%
Electric Utilities	2.0%
Health Care Providers & Services	1.9%
Semiconductors & Semiconductor Equipment	1.8%
Diversified Telecommunication Services	1.8%
Food Products	1.7%
IT Services	1.4%
Technology Hardware, Storage & Peripherals	1.4%
Health Care Equipment & Supplies	1.4%
Internet Software & Services	1.4%
Media	1.3%
Software	1.3%
Chemicals	1.2%
Hotels, Restaurants & Leisure	1.2%
Tobacco	1.1%
Airlines	1.0%
Automobiles	1.0%
Specialty Retail	0.8%
Food & Staples Retailing	0.8%
Auto Components	0.8%
Biotechnology	0.8%
Metals & Mining	0.7%
Commercial Services & Supplies	0.7%
Electronic Equipment, Instruments & Components	0.7%
Industrial Conglomerates	0.6%
Household Durables	0.6%
Mortgage Real Estate Investment Trusts (REITs)	0.6%
Construction & Engineering	0.6%
Aerospace & Defense	0.6%
Trading Companies & Distributors	0.6%
Multi-Utilities	0.6%
Communications Equipment	0.6%
Banking	0.6%
Auto Manufacturers	0.5%
Capital Markets	0.5%
Transportation	0.4%
Real Estate Management & Development	0.4%
Telecommunications	0.4%
Equity Real Estate Investment Trusts (REITs)	0.4%
Machinery	0.4%
Diversified Financial Services	0.4%
Multi-line Retail	0.4%
Road & Rail	0.3%
Household Products	0.3%
Life Sciences Tools & Services	0.3%
Food & Beverage	0.3%
Agriculture	0.3%
Internet & Catalog Retail	0.3%
Paper & Forest Products	0.2%
Building Products	0.2%

174	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

Beverages	0.2%
Machinery-Diversified	0.2%
Healthcare-Products	0.2%
Containers & Packaging	0.2%
Retail	0.2%
Construction Materials	0.2%
Professional Services	0.2%
Wireless Telecommunication Services	0.1%
Textiles, Apparel & Luxury Goods	0.1%
Transportation Infrastructure	0.1%
Marine	0.1%
Thrifts & Mortgage Finance	0.1%
Air Freight & Logistics	0.1%
Distributors	0.1%
Consumer Finance	0.1%
Electrical Equipment	0.1%
Computers	0.1%
Gas Utilities	0.1%
Leisure Equipment & Products	0.1%
Health Care Technology	0.1%
Independent Power Producers & Energy Traders	0.0%
Electronics	0.0%
Diversified Consumer Services	0.0%
Personal Products	0.0%
Water Utilities	0.0%
Leisure Products	0.0%
Energy Equipment & Services	0.0%
Repurchase Agreements	7.7%
Liabilities in excess of other assets	(8.7)%

100.0%

AllianzGI Global Fundamental Strategy Fund

	Shares	Value
Common Stock—36.2%
Belgium—2.8%
bpost S.A.	6,900	$161,886
Warehouses De Pauw CVA REIT	3,200	297,566

		459,452

China—2.8%
Baidu, Inc. ADR (i)	850	146,642
Midea Group Co., Ltd., Class A	33,400	161,408
Zhengzhou Yutong Bus Co., Ltd., Class A	48,300	150,637

		458,687

France—2.0%
Thales S.A.	3,284	317,221

Germany—5.5%
Deutsche Wohnen AG	4,800	158,071
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	900	176,177
SAP SE	1,823	178,851
Vonovia SE	10,700	376,981

		890,080

Hong Kong—1.0%
HKT Trust & HKT Ltd. UNIT	120,700	156,243

Indonesia—1.0%
Astra International Tbk PT	260,000	168,287

Japan—1.9%
Keyence Corp.	400	160,469
Suzuki Motor Corp.	3,500	145,368

		305,837

Netherlands—0.9%
Wereldhave NV REIT	3,100	136,495

United Kingdom—8.5%
Admiral Group PLC	7,200	179,402
BP PLC	55,710	320,673
Imperial Brands PLC	2,900	140,545
ITM Power PLC (i)	500,000	111,978
Randgold Resources Ltd.	1,284	112,196
Reckitt Benckiser Group PLC	1,800	164,325
Royal Dutch Shell PLC, Class A	13,200	347,929

		1,377,048

United States—9.8%
AECOM (i)	8,250	293,618
Cisco Systems, Inc. (e)	2,500	84,500
General Electric Co. (e)	5,100	151,980
International Business Machines Corp.	1,000	174,140
Leidos Holdings, Inc.	5,900	301,726
Microsoft Corp. (e)	1,636	107,747
Philip Morris International, Inc.	1,300	146,770
Two Harbors Investment Corp. REIT	34,000	326,060

		1,586,541

Total Common Stock (cost—$5,489,156)		5,855,891

		Principal Amount (000s)	Value
Sovereign Debt Obligations—28.7%
Argentina—2.0%
Argentine Republic Government International Bond (a)(b),
7.50%, 4/22/26	$	300	$319,050

Australia—2.6%
Australia Government Bond, Ser. 25-CI (d),
3.00%, 9/20/25	AUD	400	429,735

Brazil—1.8%
Brazil Notas do Tesouro Nacional, Ser. F,
10.00%, 1/1/27	BRL	900	287,554

Canada—6.2%
Province of Ontario Canada,
2.00%, 9/27/18	$	1,000	1,005,309

Indonesia—1.8%
Indonesia Treasury Bond,
8.375%, 9/15/26	IDR	3,500,000	285,899

Italy—6.7%
Italy Buoni Poliennali Del Tesoro (d),
1.65%, 4/23/20	€	442	493,977
3.10%, 9/15/26		468	587,503

			1,081,480

Mexico—1.5%
Mexican Bonos, Ser. M,
6.50%, 6/9/22	MXN	4,700	246,648

Spain—2.4%
Spain Government Inflation Linked Bond (b)(d),
1.00%, 11/30/30	€	350	382,683

Supranational—3.7%
Inter-American Development Bank,
1.00%, 7/14/17	$	600	599,908

Total Sovereign Debt Obligations (cost—$4,872,342)			4,638,266

Corporate Bonds & Notes—16.9%
Brazil—0.7%
Petrobras Global Finance BV,
4.375%, 5/20/23		130	123,500

Mexico—2.6%
Controladora Mabe S.A. de C.V. (a)(b),
7.875%, 10/28/19		200	219,724
Petroleos Mexicanos,
6.625%, 6/15/35		190	197,410

			417,134

Switzerland—3.3%
Credit Suisse AG,
5.30%, 8/13/19		500	536,277

United States—10.3%
AT&T, Inc.,
5.80%, 2/15/19		500	534,119
HSBC USA, Inc.,
1.625%, 1/16/18		500	499,748
Oracle Corp.,
5.75%, 4/15/18		600	626,443

			1,660,310

Total Corporate Bonds & Notes (cost—$2,679,654)			2,737,221

U.S. Treasury Obligations (d)— 3.9%
U.S. Treasury Inflation Indexed Bonds,
2.125%, 2/15/40		337	425,884

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	175

Schedule of Investments

March 31, 2017 (Unaudited)

		Principal Amount (000s)	Value
3.625%, 4/15/28	$	150	$199,783

Total U.S. Treasury Obligations (cost—$630,864)			625,667

		Shares
Mutual Funds (f)—3.2%
AllianzGI Best Styles Emerging Markets Equity (h)		23,342	337,761
AllianzGI NFJ Emerging Markets Value (g)		11,108	172,389

Total Mutual Funds (cost—$498,354)			510,150

Exchange-Traded Funds—2.0%
iShares MSCI India (cost—$313,314)		10,400	327,444

		Principal Amount (000s)
Repurchase Agreements—4.8%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $780,006; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $796,553 including accrued interest
(cost—$780,000)		$780	780,000

		Contracts
Options Purchased (i)(k)— 0.2%
Call Options—0.2%
S&P 500 Index, strike price $2,380.00, expires 4/21/17		18	18,180
Sanofi, strike price €82.00, expires 4/21/17		50	14,855

Total Options Purchased (cost—$31,904)			33,035

Total Investments (cost—$15,295,588) (c)—95.9%			15,507,674

Other assets less liabilities (j)—4.1%			660,573

Net Assets—100.0%			$16,168,247

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $538,774, representing 3.3% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $921,457, representing 5.7% of net assets.

(c) Securities with an aggregate value of $3,854,487, representing 23.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for options written. There were no options written outstanding at March 31, 2017, however the Fund had securities segregated as collateral for any transactions in the future.

(f) Affiliated fund.

(g) Institutional Class share.

(h) Class R6 share.

(i) Non-income producing.

(j) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

(k) Exchange traded—Chicago Board Options Exchange.

Glossary:

ADR—American Depositary Receipt

AUD—Australian Dollar

BRL—Brazilian Real

€—Euro

IDR—Indonesian Rupiah

MSCI—Morgan Stanley Capital International

MXN—Mexican Peso

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	28.7%
Banks	6.4%
Oil, Gas & Consumable Fuels	6.1%
Software	5.7%
U.S. Treasury Obligations	3.9%
Real Estate Management & Development	3.3%
Telecommunications	3.3%
Mutual Funds	3.2%
IT Services	2.9%
Equity Real Estate Investment Trusts (REITs)	2.7%
Insurance	2.2%
Exchange-Traded Funds	2.0%
Mortgage Real Estate Investment Trusts (REITs)	2.0%
Aerospace & Defense	2.0%
Automobiles	1.9%
Construction & Engineering	1.8%
Tobacco	1.8%
Household Products/Wares	1.4%
Household Products	1.0%
Air Freight & Logistics	1.0%
Household Durables	1.0%
Electronic Equipment, Instruments & Components	1.0%
Diversified Telecommunication Services	1.0%
Industrial Conglomerates	0.9%
Machinery	0.9%
Internet Software & Services	0.9%
Metals & Mining	0.7%
Electrical Equipment	0.7%
Communications Equipment	0.5%
Repurchase Agreements	4.8%
Options Purchased	0.2%
Other assets less liabilities	4.1%

100.0%

176	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI Global Sustainability Fund

	Shares	Value
Common Stock—96.2%
Australia—2.0%
Australia & New Zealand Banking Group Ltd.	20,809	$505,256

Canada—1.1%
Gibson Energy, Inc.	18,200	261,398

Denmark—1.1%
Novo Nordisk A/S, Class B	8,012	275,124

France—2.8%
BNP Paribas S.A.	5,758	383,161
Bureau Veritas S.A.	14,603	307,810

		690,971

Germany—6.3%
adidas AG	2,797	532,079
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,751	538,514
SAP SE	4,828	473,665

		1,544,258

Japan—5.1%
Astellas Pharma, Inc.	18,400	242,676
Daikin Industries Ltd.	6,100	615,113
Keyence Corp.	1,000	401,173

		1,258,962

Spain—4.0%
Amadeus IT Group S.A.	11,142	564,549
Industria de Diseno Textil S.A.	12,012	423,021

		987,570

Sweden—3.5%
Atlas Copco AB, Class A	14,793	521,439
Skandinaviska Enskilda Banken AB, Class A	31,341	348,265

		869,704

Switzerland—4.5%
Nestle S.A.	3,687	282,984
Roche Holding AG	2,145	548,549
UBS Group AG	17,521	280,066

		1,111,599

United Kingdom—14.9%
AstraZeneca PLC	5,848	359,576
Nielsen Holdings PLC	5,301	218,984
Prudential PLC	33,225	701,822
Reckitt Benckiser Group PLC	5,410	493,888
Royal Dutch Shell PLC, Class B	12,747	350,408
Unilever PLC	15,018	740,797
Vodafone Group PLC	147,825	385,230
WPP PLC	19,124	419,180

		3,669,885

United States—50.9%
Accenture PLC, Class A	4,035	483,716
Agilent Technologies, Inc.	9,601	507,605
Alphabet, Inc., Class A (b)	783	663,827
American Express Co.	8,331	659,065
Apple, Inc.	4,289	616,158
Biogen, Inc. (b)	841	229,946
Citigroup, Inc.	10,187	609,386
Colgate-Palmolive Co.	5,938	434,602
Eaton Corp. PLC	6,231	462,029
Ecolab, Inc.	3,434	430,418
EOG Resources, Inc.	4,811	469,313
Estee Lauder Cos., Inc., Class A	5,631	477,453
Intel Corp.	7,292	263,023

	Shares	Value
International Flavors & Fragrances, Inc.	3,723	$493,409
Intuit, Inc.	3,858	447,490
Johnson & Johnson	5,088	633,710
Microsoft Corp.	9,128	601,170
Mondelez International, Inc., Class A	9,842	423,993
Priceline Group, Inc. (b)	302	537,551
S&P Global, Inc.	3,777	493,805
Schlumberger Ltd.	4,912	383,627
Starbucks Corp.	9,954	581,214
Visa, Inc., Class A	9,999	888,611
WW Grainger, Inc.	1,552	361,244
Xylem, Inc.	8,255	414,566

		12,566,931

Total Common Stock (cost—$21,283,571)		23,741,658

Preferred Stock—1.2%
Germany—1.2%
Henkel AG & Co. KGaA (cost—$253,180)	2,321	297,494

	Principal Amount (000s)
Repurchase Agreements—2.4%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $603,005; collateralized by U.S. Treasury Notes, 2.25%, due 11/15/25, valued at $618,731 including accrued interest
(cost—$603,000)	$603	603,000

Total Investments (cost—$22,139,751) (a)—99.8%		24,642,152

Other assets less liabilities—0.2%		47,949

Net Assets—100.0%		$24,690,101

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $10,991,839, representing 44.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Pharmaceuticals	8.3%
IT Services	7.8%
Banks	7.5%
Software	6.2%
Insurance	5.0%
Household Products	5.0%
Personal Products	4.9%
Oil, Gas & Consumable Fuels	4.4%
Machinery	3.8%
Chemicals	3.7%
Capital Markets	3.1%
Food Products	2.9%
Internet Software & Services	2.7%
Consumer Finance	2.7%
Technology Hardware, Storage & Peripherals	2.5%
Building Products	2.5%
Hotels, Restaurants & Leisure	2.3%
Internet & Catalog Retail	2.2%
Textiles, Apparel & Luxury Goods	2.2%
Professional Services	2.1%
Life Sciences Tools & Services	2.1%
Electrical Equipment	1.9%
Specialty Retail	1.7%
Media	1.7%
Electronic Equipment, Instruments & Components	1.6%
Wireless Telecommunication Services	1.6%
Energy Equipment & Services	1.5%
Trading Companies & Distributors	1.5%
Semiconductors & Semiconductor Equipment	1.1%
Biotechnology	0.9%
Repurchase Agreements	2.4%
Other assets less liabilities	0.2%

100.0%

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	177

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI Global Water Fund

	Shares	Value
Common Stock—93.1%
Austria—1.5%
Wienerberger AG	378,222	$8,013,712

Brazil—1.1%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	565,412	5,885,939

Canada—1.4%
Stantec, Inc.	293,175	7,607,978

China—5.3%
China Everbright International Ltd.	7,500,000	10,100,319
Guangdong Investment Ltd.	13,236,000	18,873,482

		28,973,801

Finland—2.9%
Uponor Oyj	580,665	10,287,484
Wartsila Oyj Abp	102,153	5,461,399

		15,748,883

France—7.8%
Suez	1,390,292	21,941,675
Veolia Environnement S.A.	1,110,310	20,820,386

		42,762,061

Germany—2.0%
GEA Group AG	256,505	10,897,229

Hong Kong—3.0%
Beijing Enterprises Water Group Ltd. (b)	22,282,000	16,517,285

Italy—0.8%
ACEA SpA	335,755	4,570,420

Netherlands—3.1%
Aalberts Industries NV	393,478	14,667,129
Arcadis NV	137,000	2,157,833

		16,824,962

Switzerland—9.0%
Belimo Holding AG	793	2,770,928
Geberit AG	107,947	46,515,513

		49,286,441

United Kingdom—19.1%
Halma PLC	1,243,968	15,962,817
Pennon Group PLC	2,202,736	24,332,457
Pentair PLC	348,308	21,866,776
Severn Trent PLC	1,056,360	31,510,212
United Utilities Group PLC	874,138	10,883,872

		104,556,134

United States—36.1%
American Water Works Co., Inc.	634,898	49,376,017
Badger Meter, Inc.	154,209	5,667,181
Danaher Corp.	312,239	26,705,802
Franklin Electric Co., Inc.	307,068	13,219,277
HD Supply Holdings, Inc. (b)	125,564	5,163,819
IDEX Corp.	292,965	27,395,157
Mueller Water Products, Inc., Class A	1,127,530	13,327,405
Rexnord Corp. (b)	465,000	10,732,200
Watts Water Technologies, Inc., Class A	152,673	9,519,162

	Shares	Value
Xylem, Inc.	724,678	$36,393,329

		197,499,349

Total Common Stock (cost—$443,773,741)		509,144,194

	Principal Amount (000s)
Repurchase Agreements—6.8%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $37,405,281; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $38,156,828 including accrued interest
(cost—$37,405,000)	$37,405	37,405,000

Total Investments (cost—$481,178,741) (a)—99.9%		546,549,194

Other assets less liabilities—0.1%		363,578

Net Assets—100.0%		$546,912,772

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $268,942,804, representing 49.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	29.9%
Water Utilities	28.8%
Building Products	10.9%
Multi-Utilities	8.6%
Health Care Equipment & Supplies	4.9%
Electronic Equipment, Instruments & Components	4.0%
Commercial Services & Supplies	1.8%
Construction Materials	1.5%
Professional Services	1.4%
Trading Companies & Distributors	0.9%
Construction & Engineering	0.4%
Repurchase Agreements	6.8%
Other assets less liabilities	0.1%

100.0%

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—94.0%
Aerospace & Defense—2.1%
KLX, Inc. (a)(b),
5.875%, 12/1/22	$2,265	$2,344,275
Kratos Defense & Security Solutions, Inc.,
7.00%, 5/15/19	2,448	2,460,240
TransDigm, Inc.,
6.50%, 5/15/25	2,230	2,255,087

		7,059,602

Auto Components—2.2%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	1,990	2,059,650
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	3,278	3,286,195
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	2,000	2,086,250

		7,432,095

Auto Manufacturers—0.8%
Navistar International Corp.,
8.25%, 11/1/21	2,790	2,803,922

Banks—1.0%
CIT Group, Inc.,
5.00%, 8/15/22	645	676,844
Royal Bank of Scotland Group PLC,
5.125%, 5/28/24	2,625	2,658,143

		3,334,987

Building Materials—0.6%
Builders FirstSource, Inc. (a)(b),
5.625%, 9/1/24	2,120	2,159,750

Chemicals—3.6%
Chemours Co.,
7.00%, 5/15/25	2,370	2,563,155
Kraton Polymers LLC (a)(b),
7.00%, 4/15/25	1,330	1,353,275
Platform Specialty Products Corp. (a)(b),
6.50%, 2/1/22	3,505	3,653,962
Tronox Finance LLC (a)(b),
7.50%, 3/15/22	2,305	2,385,675
Univar USA, Inc. (a)(b),
6.75%, 7/15/23	2,135	2,225,738

		12,181,805

Commercial Services—4.0%
Cardtronics, Inc.,
5.125%, 8/1/22	1,440	1,465,200
5.50%, 5/1/25 (a)(b)	820	832,300
Cenveo Corp. (a)(b),
6.00%, 5/15/24	2,299	2,011,625
Gartner, Inc. (a)(b),
5.125%, 4/1/25	1,285	1,312,306
Hertz Corp.,
5.50%, 10/15/24 (a)(b)	635	554,831
6.75%, 4/15/19	55	55,138
RR Donnelley & Sons Co.,
6.00%, 4/1/24	2,125	1,989,531
7.00%, 2/15/22	2,055	2,096,100
United Rentals North America, Inc.,
5.50%, 7/15/25	3,100	3,204,625

		13,521,656

Computers—1.8%
Diamond 1 Finance Corp. (a)(b),
7.125%, 6/15/24	2,445	2,704,197
Harland Clarke Holdings Corp. (a)(b),
9.25%, 3/1/21	2,450	2,391,812
Western Digital Corp.,
10.50%, 4/1/24	1,025	1,209,500

		6,305,509

178	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Principal Amount (000s)	Value
Containers & Packaging—0.1%
Owens-Brockway Glass Container, Inc. (a)(b),
5.00%, 1/15/22	$385	$397,513

Distribution/Wholesale—2.0%
H&E Equipment Services, Inc.,
7.00%, 9/1/22	2,255	2,376,206
HD Supply, Inc. (a)(b),
5.75%, 4/15/24	1,190	1,254,617
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,165	3,266,502

		6,897,325

Diversified Financial Services—4.8%
Ally Financial, Inc.,
5.75%, 11/20/25	2,345	2,409,487
8.00%, 3/15/20	1,805	2,030,625
Community Choice Financial, Inc.,
10.75%, 5/1/19	2,060	1,787,050
Energizer Holdings, Inc. (a)(b),
5.50%, 6/15/25	2,250	2,300,625
Nationstar Mortgage LLC,
7.875%, 10/1/20	1,725	1,789,687
9.625%, 5/1/19	1,000	1,028,125
Navient Corp.,
6.625%, 7/26/21	2,045	2,121,687
7.25%, 9/25/23	1,330	1,343,300
Springleaf Finance Corp.,
6.90%, 12/15/17	365	375,841
8.25%, 10/1/23	1,170	1,238,738

		16,425,165

Electric Utilities—0.7%
NRG Energy, Inc.,
6.25%, 5/1/24	2,400	2,404,500

Electrical Equipment—0.0%
Anixter, Inc.,
5.125%, 10/1/21	100	104,500

Electronics—0.6%
Kemet Corp.,
10.50%, 5/1/18	2,059	2,069,552

Engineering & Construction—0.9%
AECOM,
5.875%, 10/15/24	2,755	2,940,963

Entertainment—2.4%
AMC Entertainment Holdings, Inc. (a)(b),
6.125%, 5/15/27	1,640	1,658,450
Cedar Fair L.P.,
5.375%, 6/1/24	3,145	3,239,350
International Game Technology PLC (a)(b),
6.25%, 2/15/22	3,190	3,421,275

		8,319,075

Equity Real Estate Investment Trusts (REITs)—0.2%
CyrusOne L.P. (a)(b),
5.00%, 3/15/24	260	267,800
5.375%, 3/15/27	385	389,813

		657,613

Food & Beverage—1.5%
Albertsons Cos. LLC (a)(b),
6.625%, 6/15/24	750	768,750
Lamb Weston Holdings, Inc. (a)(b),
4.875%, 11/1/26	1,605	1,641,113
Post Holdings, Inc. (a)(b),
5.75%, 3/1/27	2,075	2,080,187
7.75%, 3/15/24	625	692,319

		5,182,369

	Principal Amount (000s)	Value
Healthcare-Products—1.8%
Hill-Rom Holdings, Inc. (a)(b),
5.00%, 2/15/25	$985	$986,231
Hologic, Inc. (a)(b),
5.25%, 7/15/22	2,245	2,362,863
Teleflex, Inc.,
5.25%, 6/15/24	2,855	2,926,375

		6,275,469

Healthcare-Services—5.2%
Centene Corp.,
4.75%, 1/15/25	1,170	1,179,512
Community Health Systems, Inc.,
6.25%, 3/31/23	650	665,438
7.125%, 7/15/20	1,990	1,830,800
DaVita, Inc.,
5.125%, 7/15/24	2,810	2,843,369
Envision Healthcare Corp. (a)(b),
5.125%, 7/1/22	1,900	1,943,339
6.25%, 12/1/24	935	984,087
HCA, Inc.,
7.50%, 2/15/22	2,500	2,865,625
Kindred Healthcare, Inc.,
6.375%, 4/15/22	1,803	1,688,059
8.75%, 1/15/23	1,235	1,242,719
Tenet Healthcare Corp.,
8.125%, 4/1/22	2,335	2,445,912

		17,688,860

Home Builders—2.5%
Beazer Homes USA, Inc. (a)(b),
8.75%, 3/15/22	1,830	2,008,425
Brookfield Residential Properties, Inc. (a)(b),
6.50%, 12/15/20	1,665	1,729,519
CalAtlantic Group, Inc.,
5.875%, 11/15/24	2,150	2,265,562
KB Home,
8.00%, 3/15/20	2,105	2,347,075

		8,350,581

Household Products/Wares—0.9%
Spectrum Brands, Inc.,
5.75%, 7/15/25	2,750	2,921,875

Insurance—0.6%
CNO Financial Group, Inc.,
5.25%, 5/30/25	2,060	2,123,098

Internet—0.8%
Symantec Corp. (a)(b),
5.00%, 4/15/25	1,290	1,321,553
Zayo Group LLC (a)(b),
5.75%, 1/15/27	1,260	1,332,198

		2,653,751

Internet & Catalog Retail—0.8%
Netflix, Inc.,
5.875%, 2/15/25	2,420	2,607,550

Iron/Steel—2.4%
AK Steel Corp.,
7.00%, 3/15/27	545	545,681
7.50%, 7/15/23	1,395	1,520,550
8.375%, 4/1/22	675	704,109
ArcelorMittal,
10.60%, 6/1/19	1,315	1,551,832
Steel Dynamics, Inc.,
5.50%, 10/1/24	830	869,425
United States Steel Corp. (a)(b),
8.375%, 7/1/21	2,580	2,870,250

		8,061,847

	Principal Amount (000s)	Value
Lodging—1.2%
MGM Resorts International,
6.625%, 12/15/21	$2,000	$2,220,000
Wynn Las Vegas LLC (a)(b),
5.50%, 3/1/25	1,685	1,716,594

		3,936,594

Machinery-Construction & Mining—0.5%
Terex Corp. (a)(b),
5.625%, 2/1/25	1,640	1,666,650

Machinery-Diversified—0.6%
Zebra Technologies Corp.,
7.25%, 10/15/22	1,930	2,091,638

Media—6.7%
CCO Holdings LLC,
5.125%, 5/1/27 (a)(b)	560	565,250
5.50%, 5/1/26 (a)(b)	2,005	2,080,188
5.75%, 1/15/24	2,070	2,157,975
Clear Channel Worldwide Holdings, Inc., Ser. B,
6.50%, 11/15/22	2,195	2,289,648
CSC Holdings LLC,
6.75%, 11/15/21	2,360	2,565,025
DISH DBS Corp.,
5.875%, 7/15/22	3,000	3,159,360
Gray Television, Inc. (a)(b),
5.875%, 7/15/26	2,605	2,657,100
LIN Television Corp.,
5.875%, 11/15/22	1,930	2,007,200
LiveStyle, Inc. (a)(b)(c)(e),
9.625%, 2/1/19 (acquisition cost—$2,787,813; purchased 1/31/14-2/3/14)	2,761	27,610
McClatchy Co.,
9.00%, 12/15/22	2,410	2,512,425
Nexstar Broadcasting, Inc. (a)(b),
5.625%, 8/1/24	2,795	2,843,912

		22,865,693

Mining—3.1%
Alcoa Nederland Holding BV (a)(b),
6.75%, 9/30/24	1,800	1,939,500
7.00%, 9/30/26	535	584,488
Freeport-McMoRan, Inc.,
3.55%, 3/1/22	2,785	2,597,012
Hudbay Minerals, Inc. (a)(b),
7.25%, 1/15/23	385	410,025
7.625%, 1/15/25	1,330	1,449,700
Joseph T. Ryerson & Son, Inc. (a)(b),
11.00%, 5/15/22	2,515	2,835,662
Teck Resources Ltd. (a)(b),
8.00%, 6/1/21	375	408,281
8.50%, 6/1/24	375	433,594

		10,658,262

Miscellaneous Manufacturing—1.0%
Koppers, Inc. (a)(b),
6.00%, 2/15/25	1,180	1,221,300
Trinseo Materials Operating SCA (a)(b),
6.75%, 5/1/22	1,995	2,107,219

		3,328,519

Oil, Gas & Consumable Fuels—8.5%
Callon Petroleum Co. (a)(b),
6.125%, 10/1/24	1,155	1,206,975
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	1,935	1,647,169
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	1,735	1,748,012
Chesapeake Energy Corp.,
6.625%, 8/15/20	2,185	2,193,194
8.00%, 1/15/25 (a)(b)	910	913,413

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	179

Schedule of Investments

March 31, 2017 (Unaudited)

	Principal Amount (000s)	Value
Continental Resources, Inc.,
5.00%, 9/15/22	$2,125	$2,154,219
CVR Refining LLC,
6.50%, 11/1/22	1,575	1,594,687
EP Energy LLC,
9.375%, 5/1/20	3,140	2,975,150
Oasis Petroleum, Inc.,
6.875%, 3/15/22	3,225	3,313,687
Range Resources Corp.,
4.875%, 5/15/25	2,730	2,627,625
Rice Energy, Inc.,
6.25%, 5/1/22	2,920	3,022,200
Sanchez Energy Corp.,
6.125%, 1/15/23	3,060	2,853,450
Sunoco L.P.,
6.375%, 4/1/23	1,805	1,841,100
Weatherford International Ltd.,
8.25%, 6/15/23	890	970,100

		29,060,981

Paper & Forest Products—0.6%
Mercer International, Inc.,
7.75%, 12/1/22	1,825	1,962,423

Pharmaceuticals—2.0%
Endo Finance LLC (a)(b),
5.375%, 1/15/23	2,915	2,530,570
Horizon Pharma, Inc.,
6.625%, 5/1/23	2,655	2,615,175
Valeant Pharmaceuticals International, Inc. (a)(b),
6.125%, 4/15/25	1,315	1,017,481
7.50%, 7/15/21	720	633,600

		6,796,826

Pipelines—1.6%
Crestwood Midstream Partners L.P. (a)(b),
5.75%, 4/1/25	910	931,613
Energy Transfer Equity L.P.,
5.875%, 1/15/24	670	715,225
Sabine Pass Liquefaction LLC,
5.75%, 5/15/24	1,944	2,121,948
Tesoro Logistics L.P.,
6.25%, 10/15/22	1,605	1,703,306

		5,472,092

Real Estate—2.3%
Equinix, Inc.,
5.375%, 1/1/22	1,660	1,755,450
iStar, Inc.,
7.125%, 2/15/18	720	747,900
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	2,481	2,552,329
Uniti Group, Inc.,
8.25%, 10/15/23	2,740	2,904,400

		7,960,079

Retail—1.1%
Conn’s, Inc.,
7.25%, 7/15/22	1,605	1,360,237
Dollar Tree, Inc.,
5.75%, 3/1/23	2,165	2,316,550

		3,676,787

Semiconductors—3.4%
Advanced Micro Devices, Inc.,
7.50%, 8/15/22	2,008	2,233,900
Amkor Technology, Inc.,
6.375%, 10/1/22	2,000	2,072,500
Micron Technology, Inc.,
5.875%, 2/15/22	3,000	3,146,250
Qorvo, Inc.,
7.00%, 12/1/25	2,000	2,220,000
Sensata Technologies BV (a)(b),
5.625%, 11/1/24	1,785	1,867,556

		11,540,206

	Principal Amount (000s)	Value
Semiconductors & Semiconductor Equipment—0.2%
Microsemi Corp. (a)(b),
9.125%, 4/15/23	$570	$657,638

Software—4.2%
Camelot Finance S.A. (a)(b),
7.875%, 10/15/24	1,300	1,381,237
First Data Corp. (a)(b),
7.00%, 12/1/23	2,635	2,832,625
j2 Cloud Services LLC,
8.00%, 8/1/20	2,780	2,875,562
MSCI, Inc. (a)(b),
5.25%, 11/15/24	1,950	2,062,125
Open Text Corp. (a)(b),
5.625%, 1/15/23	3,280	3,427,600
SS&C Technologies Holdings, Inc.,
5.875%, 7/15/23	1,590	1,689,375

		14,268,524

Specialty Retail—0.5%
L Brands, Inc.,
6.875%, 11/1/35	1,625	1,576,250

Telecommunications—11.2%
CenturyLink, Inc.,
7.50%, 4/1/24	2,550	2,702,209
Cincinnati Bell, Inc. (a)(b),
7.00%, 7/15/24	1,710	1,797,638
CommScope Technologies LLC (a)(b),
5.00%, 3/15/27	1,040	1,040,988
6.00%, 6/15/25	1,890	1,989,225
Consolidated Communications, Inc.,
6.50%, 10/1/22	3,020	2,914,300
Frontier Communications Corp.,
10.50%, 9/15/22	2,370	2,411,475
GTT Escrow Corp. (a)(b),
7.875%, 12/31/24	1,240	1,289,600
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	2,675	2,959,219
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	1,655	1,586,731
Level 3 Financing, Inc.,
5.375%, 5/1/25	3,180	3,243,600
Sprint Communications, Inc.,
6.00%, 11/15/22	2,465	2,526,625
11.50%, 11/15/21	3,515	4,428,900
T-Mobile USA, Inc.,
6.625%, 4/1/23	1,160	1,240,829
6.836%, 4/28/23	2,135	2,289,788
West Corp. (a)(b),
5.375%, 7/15/22	2,825	2,786,156
Windstream Services LLC,
7.50%, 6/1/22	3,000	2,925,000

		38,132,283

Transportation—1.0%
Erickson, Inc. (c),
8.25%, 5/1/20	2,301	69,030
XPO Logistics, Inc. (a)(b),
6.125%, 9/1/23	780	814,125
6.50%, 6/15/22	2,270	2,392,012

		3,275,167

Total Corporate Bonds & Notes (cost—$313,392,424)		319,807,544

	Shares
Preferred Stock (a)(d)(f)— 1.8%
Media—1.8%
LiveStyle, Inc. Ser. A	6,269	626,900

	Shares	Value
LiveStyle, Inc. Ser. B	57,581	$5,625,664

Total Preferred Stock (cost—$6,259,719)		6,252,564

Common Stock—0.2%
Advertising—0.2%
Affinion Group Holdings, Inc. Class A (a)(d)(e)(f) (acquisition cost—$769,740; purchased 11/9/15-11/12/15)	43,401	684,868

Media—0.0%
LiveStyle, Inc. (a)(d)(f)	67,983	7

Total Common Stock (cost—$769,739)		684,875

	Units
Warrants (a)(d)(f)— 0.0%
Commercial Services—0.0%
Cenveo Corp., strike price $12.00, expires 6/10/24	243,090	46,061

Media—0.0%
LiveStyle, Inc. Ser. C, expires 11/30/21	14,500	1

Total Warrants (cost—$67,409)		46,062

	Principal Amount (000s)
Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $9,774,073; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $9,971,483 including accrued interest
(cost—$9,774,000)	$9,774	9,774,000

Total Investments (cost—$330,263,291)—98.9%		336,565,045

Other assets less liabilities—1.1%		3,756,047

Net Assets—100.0%		$340,321,092

180	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $115,843,424, representing 34.0% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $108,859,923, representing 32.0% of net assets.

(c) In default.

(d) Fair-Valued—Securities with an aggregate value of $6,983,501, representing 2.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Restricted. The aggregate acquisition cost of such securities is $3,557,553. The aggregate value is $712,478, representing 0.2% of net assets.

(f) Non-income producing.

AllianzGI International Growth Fund

	Shares	Value
Common Stock—98.8%
Australia—1.9%
CSL Ltd.	3,645	$348,993
SEEK Ltd.	15,551	189,068

		538,061

Brazil—4.7%
Ambev S.A.	41,055	239,201
Lojas Renner S.A.	30,265	268,756
Odontoprev S.A.	65,133	235,100
Raia Drogasil S.A.	19,904	373,017
WEG S.A.	43,986	244,476

		1,360,550

Canada—9.7%
Alimentation Couche-Tard, Inc., Class B	17,217	777,830
Canadian National Railway Co.	8,370	617,813
Constellation Software, Inc.	1,362	669,299
Restaurant Brands International, Inc.	12,983	723,225

		2,788,167

China—7.4%
Alibaba Group Holding Ltd. ADR (c)	6,399	690,004
Baidu, Inc. ADR (c)	3,210	553,789
Tencent Holdings Ltd.	31,062	894,881

		2,138,674

Denmark—7.7%
Ambu A/S, Class B	8,539	366,864
Coloplast A/S, Class B	4,519	352,914
DSV A/S	13,897	718,796
Novo Nordisk A/S, Class B	22,775	782,069

		2,220,643

France—5.0%
Dassault Systemes	4,039	349,340
Ingenico Group S.A.	4,968	468,563
Legrand S.A.	4,370	263,063
Societe BIC S.A.	2,929	364,912

		1,445,878

Germany—11.2%
Bechtle AG	3,566	386,996
Fresenius SE & Co. KGaA	4,692	377,030
Infineon Technologies AG	40,716	833,348
SAP SE	12,158	1,192,796
Scout24 AG (a)(c)	12,779	426,654

		3,216,824

Hong Kong—1.8%
AIA Group Ltd.	81,802	516,331

India—1.1%
HDFC Bank Ltd. ADR	4,201	315,999

Indonesia—1.7%
Ace Hardware Indonesia Tbk PT	3,617,314	223,877
Bank Central Asia Tbk PT	204,723	254,194

		478,071

Ireland—1.6%
Kingspan Group PLC	14,375	458,601

Japan—8.0%
Hoshizaki Corp.	4,606	364,067
Keyence Corp.	2,100	842,463
Nippon Paint Holdings Co., Ltd.	11,740	410,040
Sundrug Co., Ltd.	11,888	399,970
Sysmex Corp.	4,430	269,526

		2,286,066

	Shares	Value
Korea (Republic of)—1.7%
LG Household & Health Care Ltd.	657	$476,627

Luxembourg—1.2%
Samsonite International S.A.	97,040	352,882

Mexico—1.0%
Fomento Economico Mexicano S.A.B de C.V. UNIT	32,992	292,945

Netherlands—2.9%
ASML Holding NV	3,787	502,508
GrandVision NV (a)	13,500	330,309

		832,817

Philippines—1.6%
Jollibee Foods Corp.	42,047	165,452
Universal Robina Corp.	86,456	281,711

		447,163

Spain—3.0%
Amadeus IT Group S.A.	9,985	505,925
Industria de Diseno Textil S.A.	10,275	361,850

		867,775

Sweden—8.3%
Assa Abloy AB, Class B	22,746	467,605
Atlas Copco AB, Class A	11,796	415,798
Elekta AB, Class B	27,031	264,047
Hexagon AB, Class B	12,979	520,909
Hexpol AB	49,133	503,787
Trelleborg AB, Class B	10,577	226,439

		2,398,585

Switzerland—3.8%
Cie Financiere Richemont S.A.	5,102	403,375
Partners Group Holding AG	632	339,645
Roche Holding AG	1,335	341,405

		1,084,425

United Kingdom—13.5%
British American Tobacco PLC	13,434	891,293
DCC PLC	4,362	383,997
Diageo PLC	11,606	332,340
Prudential PLC	17,742	374,770
Reckitt Benckiser Group PLC	9,660	881,878
Rotork PLC	67,952	207,132
Shire PLC	6,130	357,177
Unilever PLC	9,482	467,721

		3,896,308

Total Common Stock (cost—$27,345,111)		28,413,392

	Principal Amount (000s)
Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $294,002; collateralized by U.S. Treasury Notes, 2.00%, due 11/15/26, valued at $301,136 including accrued interest
(cost—$294,000)	$294	294,000

Total Investments (cost—$27,639,111) (b)—99.8%		28,707,392

Other assets less liabilities—0.2%		56,627

Net Assets—100.0%		$28,764,019

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	181

Schedule of Investments

March 31, 2017 (Unaudited)

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $756,963, representing 2.6% of net assets.

(b) Securities with an aggregate value of $21,953,337, representing 76.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Internet Software & Services	8.9%
Software	7.7%
Electronic Equipment, Instruments & Components	6.4%
Food & Staples Retailing	5.4%
Machinery	5.1%
Road & Rail	4.6%
Semiconductors & Semiconductor Equipment	4.6%
Health Care Equipment & Supplies	4.4%
Pharmaceuticals	3.9%
Personal Products	3.3%
Building Products	3.2%
Specialty Retail	3.2%
Chemicals	3.2%
IT Services	3.1%
Tobacco	3.1%
Insurance	3.1%
Hotels, Restaurants & Leisure	3.1%
Household Products	3.1%
Beverages	3.0%
Textiles, Apparel & Luxury Goods	2.6%
Biotechnology	2.4%
Health Care Providers & Services	2.1%
Banks	2.0%
Industrial Conglomerates	1.3%
Commercial Services & Supplies	1.3%
Capital Markets	1.2%
Food Products	1.0%
Multi-line Retail	0.9%
Electrical Equipment	0.9%
Professional Services	0.7%
Repurchase Agreements	1.0%
Other assets less liabilities	0.2%

100.0%

AllianzGI International Small-Cap Fund

	Shares	Value
Common Stock—94.4%
Australia—4.7%
Adelaide Brighton Ltd.	85,325	$370,002
Boral Ltd.	113,385	505,491
Challenger Ltd.	74,814	717,053
Downer EDI Ltd.	51,500	227,907
Incitec Pivot Ltd.	110,700	317,814
Independence Group NL	77,400	211,708
Mantra Group Ltd.	158,236	352,889
McMillan Shakespeare Ltd.	62,901	635,230
Sandfire Resources NL	72,700	353,972
Santos Ltd. (c)	210,540	610,969

		4,303,035

Austria—2.4%
Schoeller-Bleckmann Oilfield Equipment AG	11,418	796,422
Wienerberger AG	65,727	1,392,614

		2,189,036

China—2.7%
China Everbright International Ltd.	308,000	414,786
China State Construction International Holdings Ltd.	376,000	673,053
Nexteer Automotive Group Ltd.	544,000	802,825
Sunny Optical Technology Group Co., Ltd.	52,000	380,555
YY, Inc. ADR (c)	4,770	219,945

		2,491,164

Denmark—2.7%
Ambu A/S, Class B	23,958	1,029,315
SimCorp A/S	23,903	1,439,609

		2,468,924

Finland—2.6%
Huhtamaki Oyj	31,495	1,120,783
Outotec Oyj (c)	209,767	1,272,201

		2,392,984

France—5.9%
APERAM S.A.	29,037	1,447,737
Korian S.A.	39,923	1,207,607
Nexity S.A. (c)	27,311	1,342,704
Sartorius Stedim Biotech	20,941	1,410,419

		5,408,467

Germany—7.7%
Aareal Bank AG	37,062	1,432,863
Bechtle AG	12,613	1,368,810
CANCOM SE	24,290	1,372,159
Deutsche Pfandbriefbank AG (a)	145,283	1,807,341
Hella KGaA Hueck & Co.	24,608	1,090,371

		7,071,544

Hong Kong—0.8%
Johnson Electric Holdings Ltd.	28,000	83,648
Techtronic Industries Co., Ltd.	174,500	706,425

		790,073

Indonesia—0.9%
Jasa Marga Persero Tbk PT	1,244,000	431,297
Waskita Beton Precast Tbk PT (c)	9,754,100	366,180

		797,477

Ireland—1.8%
Kingspan Group PLC	51,860	1,654,471

	Shares	Value
Italy—1.5%
De’ Longhi SpA	49,021	$1,425,286

Japan—30.4%
Aica Kogyo Co., Ltd.	25,400	671,584
Bandai Namco Holdings, Inc.	17,000	509,586
Daifuku Co., Ltd.	74,400	1,860,848
Disco Corp.	11,000	1,679,638
Fujitsu General Ltd.	101,000	2,006,382
Gunma Bank Ltd.	246,273	1,284,788
Hoshizaki Corp.	14,300	1,130,299
Lion Corp.	109,000	1,964,401
MISUMI Group, Inc.	81,900	1,486,839
Mitsubishi Materials Corp.	26,900	816,493
Mitsubishi UFJ Lease & Finance Co., Ltd.	291,100	1,454,748
Morinaga Milk Industry Co., Ltd.	155,000	1,153,889
NGK Spark Plug Co., Ltd. (c)	59,600	1,366,713
Pigeon Corp.	17,100	548,685
Rengo Co., Ltd.	173,100	1,002,668
Ryohin Keikaku Co., Ltd.	4,900	1,077,145
Sanwa Holdings Corp.	102,900	965,851
Siix Corp.	9,800	396,271
Start Today Co., Ltd.	24,900	553,371
Sumco Corp.	34,100	569,614
Teijin Ltd.	74,200	1,401,077
Temp Holdings Co., Ltd.	93,100	1,745,618
Ulvac, Inc.	35,300	1,649,941
W-Scope Corp. (c)	43,600	643,601

		27,940,050

Korea (Republic of)—0.4%
Dongbu Insurance Co., Ltd.	6,947	397,664

Netherlands—5.1%
Aalberts Industries NV	45,984	1,714,082
Flow Traders (a)	39,275	1,236,567
IMCD Group NV	35,730	1,756,420

		4,707,069

Philippines—0.5%
Cosco Capital, Inc.	2,726,100	460,607

Spain—1.6%
Melia Hotels International S.A.	105,140	1,445,744

Sweden—7.1%
AAK AB	20,493	1,348,975
Fastighets AB Balder, Class B (c)	48,730	1,016,188
Indutrade AB	21,269	405,080
JM AB	31,115	982,578
NetEnt AB (c)	143,970	1,155,545
Nibe Industrier AB, Class B	199,488	1,594,546

		6,502,912

Switzerland—5.4%
ams AG	31,210	1,685,974
Georg Fischer AG	1,958	1,780,228
Interroll Holding AG	1,354	1,553,778

		5,019,980

Taiwan—1.3%
Ennoconn Corp.	35,063	458,250
Sinbon Electronics Co., Ltd.	202,940	498,345
Tong Yang Industry Co., Ltd.	114,000	198,013
Tung Thih Electronic Co., Ltd.	9,000	77,567

		1,232,175

182	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
United Kingdom—8.9%
ASOS PLC (c)	21,591	$1,632,790
Auto Trader Group PLC (a)	223,901	1,098,876
Genus PLC	38,904	840,814
Intermediate Capital Group PLC	174,488	1,545,624
RPC Group PLC	68,407	669,432
Senior PLC	146,074	376,857
Spectris PLC	33,258	1,039,823
Tullow Oil PLC (c)	330,757	975,629

		8,179,845

Total Common Stock (cost—$72,864,657)		86,878,507

Preferred Stock—1.8%
Germany—1.8%
Jungheinrich AG
(cost—$1,534,979)	49,272	1,635,374

	Principal Amount (000s)
Repurchase Agreements—4.6%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $4,218,032; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $4,303,329 including accrued interest
(cost—$4,218,000)	$4,218	4,218,000

Total Investments (cost—$78,617,636) (b)—100.8%		92,731,881

Liabilities in excess of other assets (d)—(0.8)%		(717,295)

Net Assets—100.0%		$92,014,586

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $4,142,784, representing 4.5% of net assets.

(b) Securities with an aggregate value of $81,259,918, representing 88.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Machinery	10.5%
Semiconductors & Semiconductor Equipment	6.1%
Household Durables	5.6%
Building Products	5.3%
Metals & Mining	4.5%
Trading Companies & Distributors	4.0%
Auto Components	3.8%
Thrifts & Mortgage Finance	3.5%
Containers & Packaging	3.0%
Capital Markets	3.0%
IT Services	3.0%
Construction Materials	2.9%
Household Products	2.7%
Food Products	2.7%
Internet Software & Services	2.7%
Health Care Equipment & Supplies	2.6%
Professional Services	2.6%
Chemicals	2.6%
Real Estate Management & Development	2.6%
Electronic Equipment, Instruments & Components	2.5%
Internet & Catalog Retail	2.4%
Diversified Financial Services	2.4%
Hotels, Restaurants & Leisure	1.9%
Oil, Gas & Consumable Fuels	1.7%
Software	1.6%
Banks	1.4%
Health Care Providers & Services	1.3%
Multi-line Retail	1.2%
Biotechnology	0.9%
Energy Equipment & Services	0.9%
Construction & Engineering	0.7%
Commercial Services & Supplies	0.7%
Leisure Equipment & Products	0.5%
Food & Staples Retailing	0.5%
Technology Hardware, Storage & Peripherals	0.5%
Transportation Infrastructure	0.5%
Insurance	0.4%
Aerospace & Defense	0.4%
Electrical Equipment	0.1%
Repurchase Agreements	4.6%
Liabilities in excess of other assets	(0.8)%

100.0%

AllianzGI Micro Cap Fund

	Shares	Value
Common Stock—97.1%
Air Freight & Logistics—0.4%
Echo Global Logistics, Inc. (a)	7,627	$162,836

Auto Components—2.5%
Modine Manufacturing Co. (a)	22,915	279,563
Motorcar Parts of America, Inc. (a)	10,239	314,644
Tower International, Inc.	11,156	302,328

		896,535

Banks—6.4%
CU Bancorp (a)	6,896	273,426
Franklin Financial Network, Inc. (a)	8,611	333,676
National Commerce Corp. (a)	3,851	140,947
Pacific Premier Bancorp, Inc. (a)	14,676	565,760
Preferred Bank	4,357	233,797
Seacoast Banking Corp. of Florida (a)	19,691	472,190
Stonegate Bank	6,703	315,644

		2,335,440

Beverages—2.2%
Craft Brew Alliance, Inc. (a)	8,902	118,842
MGP Ingredients, Inc.	6,900	374,187
Primo Water Corp. (a)	21,924	297,728

		790,757

Biotechnology—10.7%
Abeona Therapeutics, Inc. (a)	10,482	52,410
Adamas Pharmaceuticals, Inc. (a)	4,230	74,025
Advaxis, Inc. (a)	13,192	107,779
Agenus, Inc. (a)	21,215	79,981
BioCryst Pharmaceuticals, Inc. (a)	10,963	92,089
BioSpecifics Technologies Corp. (a)	4,864	266,547
Blueprint Medicines Corp. (a)	4,929	197,111
Cara Therapeutics, Inc. (a)	10,906	200,561
Concert Pharmaceuticals, Inc. (a)	10,829	184,743
Corbus Pharmaceuticals Holdings, Inc. (a)	8,079	66,652
Curis, Inc. (a)	24,517	68,157
Cytokinetics, Inc. (a)	7,264	93,342
Dynavax Technologies Corp. (a)	9,596	57,096
Eagle Pharmaceuticals, Inc. (a)	3,100	257,114
Flexion Therapeutics, Inc. (a)	10,503	282,636
Heron Therapeutics, Inc. (a)	7,496	112,440
Immunomedics, Inc. (a)	17,938	116,059
Inovio Pharmaceuticals, Inc. (a)	17,730	117,373
La Jolla Pharmaceutical Co. (a)	7,697	229,755
Lion Biotechnologies, Inc. (a)	17,740	132,163
MacroGenics, Inc. (a)	7,023	130,628
Pfenex, Inc. (a)	11,719	68,087
Progenics Pharmaceuticals, Inc. (a)	18,471	174,366
Repligen Corp. (a)	9,954	350,381
Synergy Pharmaceuticals, Inc. (a)	43,153	201,093
Vanda Pharmaceuticals, Inc. (a)	12,957	181,398

		3,893,986

Building Products—2.1%
Patrick Industries, Inc. (a)	7,691	545,292
PGT Innovations, Inc. (a)	19,251	206,948

		752,240

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	183

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Chemicals—2.3%
American Vanguard Corp.	16,928	$281,005
Flotek Industries, Inc. (a)	14,553	186,133
Koppers Holdings, Inc. (a)	8,277	350,531

		817,669

Commercial Services & Supplies—0.6%
Hudson Technologies, Inc. (a)	35,316	233,086

Communications Equipment—1.9%
EMCORE Corp.	26,368	237,312
Oclaro, Inc. (a)	30,036	294,953
ShoreTel, Inc. (a)	26,058	160,257

		692,522

Construction & Engineering—2.8%
Argan, Inc.	6,452	426,800
Comfort Systems USA, Inc.	7,402	271,283
NV5 Global, Inc. (a)	8,846	332,610

		1,030,693

Construction Materials—1.3%
U.S. Concrete, Inc. (a)	7,045	454,755

Diversified Consumer Services—1.0%
Carriage Services, Inc.	12,925	350,526

Electronic Equipment, Instruments & Components—1.8%
ePlus, Inc. (a)	2,958	399,478
Mesa Laboratories, Inc.	2,063	253,130

		652,608

Food Products—1.1%
John B Sanfilippo & Son, Inc.	5,351	391,640

Health Care Equipment & Supplies—6.7%
AtriCure, Inc. (a)	12,614	241,558
AxoGen, Inc. (a)	23,260	243,067
CryoLife, Inc. (a)	13,973	232,650
Cutera, Inc. (a)	3,075	63,653
GenMark Diagnostics, Inc. (a)	22,344	286,450
Inogen, Inc. (a)	6,258	485,370
LeMaitre Vascular, Inc.	20,633	508,191
Surmodics, Inc. (a)	8,634	207,648
Tactile Systems Technology, Inc. (a)	9,362	177,410

		2,445,997

Health Care Providers & Services—3.7%
Aceto Corp.	13,079	206,779
BioTelemetry, Inc. (a)	24,398	706,322
Cross Country Healthcare, Inc. (a)	21,778	312,732
RadNet, Inc. (a)	22,531	132,933

		1,358,766

Health Care Technology—1.8%
HealthStream, Inc. (a)	7,094	171,887
Vocera Communications, Inc. (a)	18,789	466,531

		638,418

Hotels, Restaurants & Leisure—2.9%
Carrols Restaurant Group, Inc. (a)	29,871	422,675
Chuy’s Holdings, Inc. (a)	6,747	201,061
Eldorado Resorts, Inc. (a)	22,728	430,127

		1,053,863

Household Durables—1.6%
LGI Homes, Inc. (a)	9,117	309,157
M/I Homes, Inc. (a)	10,867	266,242

		575,399

Household Products—0.5%
Orchids Paper Products Co.	7,512	180,288

	Shares	Value
Insurance—0.2%
Atlas Financial Holdings, Inc. (a)	5,328	$72,727

Internet & Catalog Retail—2.6%
Duluth Holdings, Inc., Class B (a)	9,551	203,341
Nutrisystem, Inc.	13,051	724,330

		927,671

Internet Software & Services—5.0%
Amber Road, Inc. (a)	33,531	258,859
Autobytel, Inc. (a)	16,112	201,883
Five9, Inc. (a)	29,713	489,076
GTT Communications, Inc. (a)	13,084	318,596
Instructure, Inc. (a)	12,161	284,568
Xactly Corp. (a)	20,908	248,805

		1,801,787

IT Services—1.6%
Hackett Group, Inc.	18,368	357,992
Planet Payment, Inc. (a)	60,386	240,336

		598,328

Leisure Equipment & Products—1.0%
Nautilus, Inc. (a)	19,467	355,273

Life Sciences Tools & Services—1.8%
Albany Molecular Research, Inc. (a)	17,372	243,729
NeoGenomics, Inc. (a)	54,239	427,946

		671,675

Machinery—5.7%
Energy Recovery, Inc. (a)	15,405	128,170
Global Brass & Copper Holdings, Inc.	6,322	217,477
Kadant, Inc.	5,512	327,137
Kornit Digital Ltd. (a)	19,184	366,414
Lydall, Inc. (a)	8,095	433,892
NN, Inc.	12,326	310,615
Titan International, Inc.	29,402	304,017

		2,087,722

Media—0.6%
Entravision Communications Corp., Class A	35,767	221,755

Oil, Gas & Consumable Fuels—3.1%
Aegean Marine Petroleum Network, Inc.	25,378	305,805
Bill Barrett Corp. (a)	20,896	95,077
Evolution Petroleum Corp.	24,953	199,624
Ring Energy, Inc. (a)	24,859	268,974
Sanchez Energy Corp. (a)	28,326	270,230

		1,139,710

Pharmaceuticals—5.9%
Amphastar Pharmaceuticals, Inc. (a)	10,929	158,471
ANI Pharmaceuticals, Inc. (a)	6,198	306,863
Corcept Therapeutics, Inc. (a)	18,263	200,162
Dermira, Inc. (a)	6,805	232,119
Intersect ENT, Inc. (a)	11,853	203,279
Omeros Corp. (a)	15,129	228,750
Paratek Pharmaceuticals, Inc. (a)	4,260	82,005
Revance Therapeutics, Inc. (a)	4,539	94,411
Supernus Pharmaceuticals, Inc. (a)	9,861	308,649
Teligent, Inc. (a)	39,850	311,229

		2,125,938

Professional Services—1.3%
GP Strategies Corp. (a)	8,410	212,773
Kforce, Inc.	10,871	258,186

		470,959

	Shares	Value
Road & Rail—0.3%
Celadon Group, Inc.	17,792	$116,538

Semiconductors & Semiconductor Equipment—6.4%
AXT, Inc. (a)	37,083	215,081
CEVA, Inc. (a)	11,325	402,037
CyberOptics Corp. (a)	8,058	209,105
FormFactor, Inc. (a)	25,189	298,490
Ichor Holdings Ltd. (a)	14,897	295,407
Impinj, Inc. (a)	9,139	276,638
NeoPhotonics Corp. (a)	23,493	211,672
PDF Solutions, Inc. (a)	17,669	399,673

		2,308,103

Software—2.5%
Model N, Inc. (a)	18,847	196,951
PROS Holdings, Inc. (a)	8,407	203,365
Silver Spring Networks, Inc. (a)	22,877	258,281
Telenav, Inc. (a)	29,179	252,399

		910,996

Specialty Retail—0.4%
Shoe Carnival, Inc.	6,390	157,002

Technology Hardware, Storage & Peripherals—0.5%
USA Technologies, Inc. (a)	45,187	192,045

Thrifts & Mortgage Finance—2.8%
First Defiance Financial Corp.	6,655	329,489
LendingTree, Inc. (a)	2,274	285,046
Meridian Bancorp, Inc.	21,792	398,793

		1,013,328

Wireless Telecommunication Services—1.1%
Boingo Wireless, Inc. (a)	30,229	392,675

Total Common Stock (cost—$26,611,977)		35,272,256

	Principal Amount (000s)
Repurchase Agreements—3.3%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $1,216,009; collateralized by U.S. Treasury Notes, 2.00%, due 11/15/26, valued at $1,243,400 including accrued interest
(cost—$1,216,000)	$1,216	1,216,000

Total Investments (cost—$27,827,977)—100.4%		36,488,256

Liabilities in excess of other assets—(0.4)%		(157,647)

Net Assets—100.0%		$36,330,609

Notes to Schedule of Investments:

(a) Non-income producing.

184	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI Multi-Asset Real Return Fund

	Shares	Value
Mutual Funds (b)—49.4%
AllianzGI Global Natural Resources (c)	61,547	$972,444
AllianzGI Short Duration High Income (d)	8,199	124,128
PIMCO Commodity RealReturn Strategy (c)	135,391	946,380

Total Mutual Funds (cost—$2,131,756)		2,042,952

Exchange-Traded Funds—19.5%
iShares iBoxx $ High Yield Corporate Bond	901	79,090
iShares JPMorgan USD Emerging Markets Bond	1,259	143,148
PIMCO 1-5 Year U.S. TIPS Index (b)	3,802	200,859
PIMCO Broad U.S. TIPS Index (b)	6,559	381,690

Total Exchange-Traded Funds (cost—$793,483)		804,787

Common Stock—15.4%
Australia—1.9%
Dexus Property Group REIT	1,115	8,322
Goodman Group REIT	1,464	8,656
GPT Group REIT	1,482	5,833
LendLease Group UNIT	454	5,400
Mirvac Group REIT	3,061	5,121
Scentre Group REIT	4,455	14,605
Stockland REIT	1,965	6,968
Vicinity Centres REIT	5,627	12,171
Westfield Corp. REIT	1,625	11,023

		78,099

Austria—0.1%
BUWOG AG (e)	101	2,545

Canada—0.2%
Brookfield Business Partners L.P. UNIT	14	347
First Capital Realty, Inc.	157	2,365
H&R Real Estate Investment Trust REIT	114	1,977
RioCan Real Estate Investment Trust REIT	131	2,581

		7,270

France—0.8%
Fonciere Des Regions REIT	25	2,084
Gecina S.A. REIT	29	3,932
ICADE REIT	28	2,048
Klepierre REIT	182	7,071
Unibail-Rodamco SE REIT	81	18,887

		34,022

Germany—0.6%
Deutsche Wohnen AG	279	9,188
Vonovia SE	382	13,458

		22,646

Hong Kong—2.5%
Cheung Kong Property Holdings Ltd.	2,263	15,266
Hang Lung Properties Ltd.	1,878	4,882
Henderson Land Development Co., Ltd.	1,064	6,598
Hysan Development Co., Ltd.	541	2,454
Kerry Properties Ltd.	548	1,901
Link REIT	1,900	13,317

	Shares	Value
New World Development Co., Ltd.	5,440	$6,703
Sino Land Co., Ltd.	3,271	5,736
Sun Hung Kai Properties Ltd.	1,464	21,521
Swire Pacific Ltd., Class A	493	4,928
Swire Properties Ltd.	986	3,160
Wharf Holdings Ltd.	1,136	9,763
Wheelock & Co., Ltd.	856	6,771

		103,000

Japan—2.6%
Aeon Mall Co., Ltd.	130	2,051
Daito Trust Construction Co., Ltd.	61	8,387
Daiwa House Industry Co., Ltd.	500	14,372
Hulic Co., Ltd.	325	3,068
Japan Prime Realty Investment Corp. REIT	1	3,879
Japan Real Estate Investment Corp. REIT	1	5,308
Japan Retail Fund Investment Corp. REIT	2	3,925
Mitsubishi Estate Co., Ltd.	1,048	19,102
Mitsui Fudosan Co., Ltd.	796	16,996
Nippon Building Fund, Inc. REIT	1	5,482
Nippon Prologis REIT, Inc. REIT	1	2,168
Nomura Real Estate Holdings, Inc.	106	1,692
Nomura Real Estate Master Fund, Inc.	3	4,666
NTT Urban Development Corp.	200	1,744
Sumitomo Realty & Development Co., Ltd.	303	7,870
Tokyo Tatemono Co., Ltd.	200	2,644
Tokyu Fudosan Holdings Corp.	431	2,346
United Urban Investment Corp. REIT	2	3,075

		108,775

Singapore—0.6%
Ascendas Real Estate Investment Trust REIT	1,722	3,101
CapitaLand Commercial Trust REIT	1,729	1,909
CapitaLand Ltd.	2,115	5,490
CapitaLand Mall Trust REIT	2,670	3,759
City Developments Ltd.	342	2,492
Global Logistic Properties Ltd.	2,200	4,372
Suntec Real Estate Investment Trust REIT	1,997	2,556
UOL Group Ltd.	395	1,968

		25,647

Switzerland—0.1%
Swiss Prime Site AG (e)	56	4,931

United Kingdom—0.6%
British Land Co. PLC REIT	803	6,138
Hammerson PLC REIT	644	4,605
Intu Properties PLC REIT	777	2,719
Land Securities Group PLC REIT	659	8,752
Segro PLC REIT	620	3,545

		25,759

United States—5.4%
American Tower Corp. REIT	178	21,634
AvalonBay Communities, Inc. REIT	55	10,098
Boston Properties, Inc. REIT	64	8,474
Brixmor Property Group, Inc. REIT	74	1,588
Camden Property Trust REIT	37	2,977
CBRE Group, Inc., Class A (e)	124	4,314

	Shares	Value
Crown Castle International Corp.	141	$13,317
Digital Realty Trust, Inc. REIT	57	6,064
Duke Realty Corp. REIT	145	3,809
Equinix, Inc. REIT	25	10,009
Equity Residential REIT	153	9,520
Essex Property Trust, Inc. REIT	27	6,251
Extra Space Storage, Inc. REIT	46	3,422
Federal Realty Investment Trust REIT	29	3,872
GGP, Inc.	242	5,610
HCP, Inc. REIT	192	6,006
Host Hotels & Resorts, Inc. REIT	320	5,971
Iron Mountain, Inc.	81	2,889
Jones Lang LaSalle, Inc.	19	2,118
Kimco Realty Corp. REIT	172	3,799
Liberty Property Trust REIT	64	2,467
Macerich Co. REIT	57	3,671
Prologis, Inc. REIT	221	11,466
Public Storage REIT	61	13,354
Realogy Holdings Corp.	59	1,758
Realty Income Corp. REIT	99	5,893
Regency Centers Corp. REIT	34	2,257
Simon Property Group, Inc. REIT	130	22,364
SL Green Realty Corp. REIT	42	4,478
UDR, Inc. REIT	107	3,880
Ventas, Inc. REIT	137	8,910
VEREIT, Inc. REIT	386	3,277
Vornado Realty Trust REIT	71	7,122

		222,639

Total Common Stock (cost—$575,721)		635,333

	Principal Amount (000s)
Repurchase Agreements—20.5%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $849,006; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $867,035 including accrued interest
(cost—$849,000)	$849	849,000

Total Investments (cost—$4,349,960) (a)—104.8%		4,332,072

Liabilities in excess of other assets (f)—(4.8)%		(198,663)

Net Assets—100.0%		$4,133,409

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	185

Schedule of Investments

March 31, 2017 (Unaudited)

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $405,424, representing 9.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated fund.

(c) Institutional Class share.

(d) Class R6 share.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Mutual Funds	49.4%
Exchange-Traded Funds	19.5%
Equity Real Estate Investment Trusts (REITs)	9.8%
Real Estate Management & Development	5.6%
Construction & Engineering	0.0%
Repurchase Agreements	20.5%
Liabilities in excess of other assets	(4.8)%

100.0%

AllianzGI NFJ Emerging Markets Value Fund

	Shares	Value
Common Stock—87.0%
Brazil—5.6%
BM&FBovespa S.A.—Bolsa de Valores Mercadorias e Futuros (b)	9,573	$58,984
CVC Brasil Operadora e Agencia de Viagens S.A.	18,600	171,705
Equatorial Energia S.A. (e)	9,400	176,524
Estacio Participacoes S.A.	31,700	160,697
FPC Par Corretora de Seguros S.A.	30,600	173,497
Qualicorp S.A.	26,500	174,799
Sao Martinho S.A.	29,303	161,744
Smiles S.A.	7,100	143,787
Transmissora Alianca de Energia Eletrica S.A. UNIT	22,900	167,877

		1,389,614

Chile—1.3%
Enel Americas S.A.	818,363	170,460
Enel Chile S.A.	1,431,105	158,319

		328,779

China—23.2%
Agricultural Bank of China Ltd., Class H	361,000	166,485
Bank of China Ltd., Class H	329,000	163,606
Bank of Communications Co., Ltd., Class H	203,000	158,018
Bank of Nanjing Co., Ltd., Class A	93,900	163,684
BYD Electronic International Co., Ltd.	132,000	183,422
China Communications Services Corp., Ltd., Class H	250,000	163,727
China Construction Bank Corp., Class H	201,000	161,947
China Lesso Group Holdings Ltd.	198,000	167,474
China Merchants Bank Co., Ltd., Class H	60,100	159,047
China State Construction Engineering Corp., Ltd., Class A	122,100	163,038
China Water Affairs Group Ltd.	240,000	158,133
Chongqing Rural Commercial Bank Co., Ltd., Class H	243,000	164,168
CSC Financial Co., Ltd., Class H (a)(e)	168,000	154,895
Guangdong Provincial Expressway Development Co., Ltd., Class B	238,920	174,925
Hua Hong Semiconductor Ltd. (a)	123,000	172,701
Huaxia Bank Co., Ltd., Class A	101,300	165,983
Huayu Automotive Systems Co., Ltd., Class A	66,200	175,116
Industrial & Commercial Bank of China Ltd., Class H	254,000	166,205
Kingboard Laminates Holdings Ltd.	140,000	181,690
Lee & Man Paper Manufacturing Ltd.	211,000	161,387
Minth Group Ltd.	41,000	165,316

	Shares	Value
Nexteer Automotive Group Ltd.	113,000	$166,763
Nine Dragons Paper Holdings Ltd.	152,000	163,528
PICC Property & Casualty Co., Ltd., Class H	93,000	143,539
Qingdao Port International Co., Ltd., Class H (a)	284,000	157,972
SAIC Motor Corp., Ltd., Class A	45,944	169,230
Shandong Hi-Speed Co., Ltd., Class A	162,400	166,858
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	61,600	161,368
Shanghai Pudong Development Bank Co., Ltd., Class A	69,220	160,842
Shenzhen Expressway Co., Ltd., Class H	182,000	164,973
Sihuan Pharmaceutical Holdings Group Ltd.	442,000	167,912
Sinopec Shanghai Petrochemical Co., Ltd., Class H	288,000	159,840
Sinopharm Group Co., Ltd., Class H	34,800	161,558
Texhong Textile Group Ltd.	120,500	161,628
Zhejiang Expressway Co., Ltd., Class H	136,000	177,892

		5,774,870

Czech Republic—0.7%
Philip Morris CR AS	302	161,790

Hong Kong—1.3%
Man Wah Holdings Ltd.	192,000	152,505
Xinyi Glass Holdings Ltd. (e)	180,000	158,548

		311,053

India—9.7%
Bharat Petroleum Corp., Ltd.	16,311	163,154
Great Eastern Shipping Co., Ltd.	28,440	183,212
Hindustan Petroleum Corp., Ltd.	20,727	167,917
Indiabulls Housing Finance Ltd.	11,709	180,023
Indian Oil Corp., Ltd.	28,778	171,532
JK Tyre & Industries Ltd. (e)	84,116	171,776
JM Financial Ltd.	129,662	176,218
Mphasis Ltd.	18,683	166,863
Power Grid Corp. of India Ltd.	54,230	164,754
Redington India Ltd.	99,723	168,931
Reliance Capital Ltd. (e)	18,855	178,630
Rural Electrification Corp., Ltd.	63,640	177,463
Vardhman Textiles Ltd. (e)	8,390	168,620
Zensar Technologies Ltd.	11,417	162,690

		2,401,783

Indonesia—2.0%
Bank Negara Indonesia Persero Tbk PT	341,400	165,980
Bank Rakyat Indonesia Persero Tbk PT	172,000	167,480
Bank Tabungan Negara Persero Tbk PT	952,500	162,268

		495,728

Korea (Republic of)—10.6%
Dongbu Insurance Co., Ltd.	2,460	140,817
Hyosung Corp.	1,392	168,685

186	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Hyundai Development Co.	4,470	$162,605
Hyundai Marine & Fire Insurance Co., Ltd.	5,525	172,929
KC Tech Co., Ltd.	13,480	165,815
Korea Asset In Trust Co., Ltd. (e)	20,660	158,880
KT&G Corp.	1,882	164,084
Kwangju Bank	17,480	171,877
LG Uplus Corp.	12,730	162,923
Lotte Chemical Corp.	495	164,028
Meritz Fire & Marine Insurance Co., Ltd.	11,880	169,939
Samsung Electronics Co., Ltd.	89	163,797
Samyang Corp.	1,780	154,716
SFA Engineering Corp.	2,720	176,201
Shinhan Financial Group Co., Ltd.	3,960	165,001
SK Hynix, Inc.	3,860	174,345

		2,636,642

Malaysia—3.3%
Aeon Credit Service M Bhd.	45,600	164,915
Lingkaran Trans Kota Holdings Bhd.	120,900	164,460
Padini Holdings Bhd.	248,000	168,117
Tenaga Nasional Bhd.	52,300	162,080
Unisem M Bhd.	239,800	170,144

		829,716

Mexico—3.6%
Concentradora Hipotecaria SAPI de C.V. REIT	146,000	175,304
Macquarie Mexico Real Estate Management S.A. de C.V. REIT (e)	163,400	183,279
OHL Mexico S.A.B de C.V.	130,000	183,728
PLA Administradora Industrial S de RL de C.V. REIT (e)	104,300	170,192
Prologis Property Mexico S.A. de C.V. REIT (e)	108,700	186,370

		898,873

Philippines—0.7%
Manila Water Co., Inc.	263,700	161,831

Poland—0.7%
Polskie Gornictwo Naftowe i Gazownictwo S.A.	110,384	164,705

Russian Federation—2.5%
Gazprom Neft PJSC ADR	9,376	168,674
Lukoil PJSC (d)	3,087	163,333
Moscow Exchange PJSC (d)	65,947	130,575
Rosneft Oil Co. PJSC GDR	29,985	170,615

		633,197

Singapore—0.6%
Japfa Ltd.	271,100	157,881

South Africa—4.2%
Assore Ltd.	7,741	141,033
Mondi Ltd.	6,820	162,674
Peregrine Holdings Ltd.	76,877	158,016
S.A. Corporate Real Estate Ltd. REIT	319,278	130,888
SPAR Group Ltd.	10,666	138,377
Telkom S.A. SOC Ltd.	29,289	163,798
Vukile Property Fund Ltd. REIT	104,895	150,506

		1,045,292

Taiwan—13.7%
Chin-Poon Industrial Co., Ltd.	81,000	164,716
China Life Insurance Co., Ltd.	146,000	144,380
Coretronic Corp.	115,200	169,295

	Shares	Value
Elite Material Co., Ltd.	42,000	$163,326
Getac Technology Corp.	114,000	163,799
Gigabyte Technology Co., Ltd.	117,000	161,572
Greatek Electronics, Inc.	120,000	164,520
Green Seal Holding Ltd.	30,500	166,335
Hon Hai Precision Industry Co., Ltd. GDR	28,709	175,986
King Yuan Electronics Co., Ltd.	168,000	155,037
King’s Town Bank Co., Ltd.	175,000	173,919
Kung Long Batteries Industrial Co., Ltd.	32,000	166,121
Lite-On Technology Corp.	96,767	166,793
Micro-Star International Co., Ltd.	50,000	116,357
Pegatron Corp.	60,000	177,621
Primax Electronics Ltd.	105,000	172,186
Sercomm Corp.	62,000	155,322
Sinbon Electronics Co., Ltd.	31,000	76,124
Taiwan Semiconductor Manufacturing Co., Ltd.	27,000	169,307
Topco Scientific Co., Ltd.	23,000	75,028
Tripod Technology Corp.	60,000	169,046
Yageo Corp.	60,814	165,757

		3,412,547

Thailand—1.3%
Kiatnakin Bank PCL NVDR	84,300	170,532
PTT PCL NVDR	14,300	161,045

		331,577

Turkey—2.0%
Aygaz AS	41,520	168,077
Selcuk Ecza Deposu Ticaret ve Sanayi AS	174,411	160,281
Soda Sanayii AS	100,547	168,339

		496,697

Total Common Stock (cost—$19,753,895)		21,632,575

Preferred Stock—3.3%
Brazil—0.7%
Alpargatas S.A.	45,500	178,767

Korea (Republic of)—1.9%
LG Household & Health Care Ltd.	308	140,512
Samsung Electronics Co., Ltd.	115	164,725
SK Innovation Co., Ltd.	2,010	183,346

		488,583

Russian Federation—0.7%
Tatneft OAO (d)	46,061	166,741

Total Preferred Stock (cost—$706,078)		834,091

Equity-Linked Securities—1.4%
China—1.4%
Merrill Lynch International & Co.,
Gree Electric Appliances, Inc., Class A, expires 8/31/18	33,564	154,394
expires 7/21/20	4,651	21,395
Midea Group Co., Ltd. Class A, expires 9/14/21	34,093	165,010

Total Equity-Linked Securities (cost—$264,481)		340,799

	Shares	Value
Exchange-Traded Funds—0.7%
iShares MSCI Emerging Markets Index (cost—$158,872)	4,200	$165,438

	Principal Amount (000s)
Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $712,005; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $728,555 including accrued interest
(cost—$712,000)	$712	712,000

Total Investments (cost—$21,595,326) (c)—95.3%		23,684,903

Other assets less liabilities (f)—4.7%		1,177,473

Net Assets—100.0%		$24,862,376

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $485,568, representing 2.0% of net assets.

(b) When-issued or delayed-delivery. To be settled/delivered after March 31, 2017.

(c) Securities with an aggregate value of $16,793,637, representing 67.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Fair-Valued—Securities with an aggregate value of $460,649, representing 1.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b) and 7(c) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	187

Schedule of Investments

March 31, 2017 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	11.3%
Oil, Gas & Consumable Fuels	7.5%
Electronic Equipment, Instruments & Components	6.5%
Technology Hardware, Storage & Peripherals	5.2%
Semiconductors & Semiconductor Equipment	5.0%
Transportation Infrastructure	4.8%
Equity Real Estate Investment Trusts (REITs)	4.6%
Electric Utilities	4.0%
Insurance	3.8%
Auto Components	3.4%
Chemicals	3.3%
Capital Markets	2.7%
Health Care Providers & Services	2.6%
Textiles, Apparel & Luxury Goods	2.0%
Household Durables	2.0%
Diversified Telecommunication Services	2.0%
Paper & Forest Products	1.9%
Food Products	1.9%
Diversified Financial Services	1.4%
Communications Equipment	1.4%
Tobacco	1.3%
Construction & Engineering	1.3%
Water Utilities	1.3%
Thrifts & Mortgage Finance	0.7%
Hotels, Restaurants & Leisure	0.7%
Automobiles	0.7%
Specialty Retail	0.7%
Gas Utilities	0.7%
Pharmaceuticals	0.7%
Building Products	0.7%
IT Services	0.7%
Electrical Equipment	0.7%
Exchange-Traded Funds	0.7%
Consumer Finance	0.7%
Software	0.6%
Diversified Consumer Services	0.6%
Media	0.6%
Metals & Mining	0.6%
Personal Products	0.6%
Food & Staples Retailing	0.5%
Repurchase Agreements	2.9%
Other assets less liabilities	4.7%

100.0%

AllianzGI NFJ Global Dividend Value Fund

	Shares	Value
Common Stock—98.7%
Australia—2.0%
Australia & New Zealand Banking Group Ltd.	15,923	$386,621

Canada—1.9%
Toronto-Dominion Bank	7,200	360,648

Chile—2.2%
Itau CorpBanca ADR	30,900	419,622

China—4.1%
China Construction Bank Corp., Class H	485,000	390,768
China Mobile Ltd.	34,600	380,514

		771,282

France—2.1%
Capgemini S.A.	4,255	392,760

Germany—4.1%
Bayer AG	3,382	389,652
Siemens AG	2,893	396,260

		785,912

Japan—4.0%
ITOCHU Corp.	26,300	374,416
Mizuho Financial Group, Inc.	205,700	377,578

		751,994

Korea (Republic of)—2.1%
SK Telecom Co., Ltd.	1,751	395,639

Netherlands—2.1%
Royal Dutch Shell PLC, Class A ADR	7,400	390,202

Norway—1.9%
Marine Harvest ASA (b)	23,295	355,351

Russian Federation—2.1%
LUKOIL PJSC ADR	7,500	397,950

Spain—2.1%
Enagas S.A.	15,272	396,209

Switzerland—2.0%
Swiss Re AG	4,257	382,347

Taiwan—2.1%
Hon Hai Precision Industry Co., Ltd. GDR	64,589	395,930

United Kingdom—9.7%
BAE Systems PLC	48,229	388,157
Direct Line Insurance Group PLC	92,128	400,834
Greene King PLC	29,965	263,035
Imperial Brands PLC	8,164	395,657
WPP PLC	18,225	399,475

		1,847,158

United States—54.2%
A Schulman, Inc.	10,500	330,225
AbbVie, Inc.	5,800	377,928
Apple, Inc.	2,700	387,882
AT&T, Inc.	9,000	373,950
CA, Inc.	10,900	345,748
Carnival Corp.	6,700	394,697
CBS Corp., Class B	5,500	381,480
Cisco Systems, Inc.	20,700	699,660
Exxon Mobil Corp.	4,600	377,246
General Motors Co.	10,200	360,672
Honeywell International, Inc.	2,900	362,123
Intel Corp.	10,500	378,735

	Shares	Value
International Business Machines Corp.	4,000	$696,560
Johnson & Johnson	3,000	373,650
JPMorgan Chase & Co.	4,100	360,144
Nabors Industries Ltd.	28,114	367,450
Pfizer, Inc.	11,100	379,731
PNC Financial Services Group, Inc.	2,900	348,696
PPL Corp.	10,400	388,856
Quest Diagnostics, Inc.	3,800	373,122
Travelers Cos., Inc.	3,000	361,620
U.S. Bancorp	6,800	350,200
United Technologies Corp.	3,300	370,293
Verizon Communications, Inc.	7,600	370,500
Wal-Mart Stores, Inc.	5,400	389,232
Wells Fargo & Co.	6,400	356,224

		10,256,624

Total Common Stock (cost—$17,398,702)		18,686,249

	Principal Amount (000s)
Repurchase Agreements—1.2%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $231,002; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $237,994 including accrued interest
(cost—$231,000)	$231	231,000

Total Investments (cost—$17,629,702) (a)—99.9%		18,917,249

Other assets less liabilities—0.1%		16,798

Net Assets—100.0%		$18,934,047

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $6,465,273, representing 34.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

188	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	17.7%
Oil, Gas & Consumable Fuels	8.2%
Insurance	6.0%
Pharmaceuticals	6.0%
IT Services	5.8%
Media	4.1%
Wireless Telecommunication Services	4.1%
Aerospace & Defense	4.0%
Industrial Conglomerates	4.0%
Diversified Telecommunication Services	3.9%
Communications Equipment	3.7%
Hotels, Restaurants & Leisure	3.5%
Electronic Equipment, Instruments & Components	2.1%
Tobacco	2.1%
Food & Staples Retailing	2.1%
Electric Utilities	2.1%
Technology Hardware, Storage & Peripherals	2.1%
Semiconductors & Semiconductor Equipment	2.0%
Biotechnology	2.0%
Trading Companies & Distributors	2.0%
Health Care Providers & Services	2.0%
Energy Equipment & Services	1.9%
Automobiles	1.9%
Food Products	1.9%
Software	1.8%
Chemicals	1.7%
Repurchase Agreements	1.2%
Other assets less liabilities	0.1%

100.0%

AllianzGI NFJ International Small-Cap Value Fund

	Shares	Value
Common Stock—97.6%
Australia—5.0%
Abacus Property Group REIT	16,196	$40,077
Beach Energy Ltd.	61,100	37,317
CSR Ltd.	10,380	35,746
GrainCorp Ltd., Class A	5,216	36,238
Pact Group Holdings Ltd.	9,565	51,138
Sandfire Resources NL	6,800	33,109

		233,625

Austria—1.0%
Mayr Melnhof Karton AG	417	48,602

Belgium—2.7%
Befimmo S.A. REIT	852	48,442
D’ieteren S.A.	760	35,561
Ontex Group NV	1,285	41,241

		125,244

Brazil—1.9%
Multiplus S.A.	3,700	42,548
Qualicorp S.A.	6,900	45,514

		88,062

Canada—6.7%
Canfor Pulp Products, Inc.	5,475	49,775
Cogeco, Inc.	1,090	48,818
Enbridge Income Fund Holdings, Inc.	1,866	46,515
Linamar Corp.	889	40,437
Magellan Aerospace Corp.	2,565	37,708
Martinrea International, Inc.	5,505	42,720
Transcontinental, Inc., Class A	2,658	49,129

		315,102

Chile—0.9%
Vina Concha y Toro S.A. ADR	1,200	40,800

China—2.3%
China Water Affairs Group Ltd.	56,000	36,898
Lee & Man Paper Manufacturing Ltd.	36,000	27,535
Sinopec Kantons Holdings Ltd.	80,000	43,469

		107,902

Denmark—2.0%
Dfds A/S	847	46,535
Scandinavian Tobacco Group A/S, Class A (a)	2,639	46,130

		92,665

Finland—3.1%
Cramo Oyj	1,400	31,931
Lassila & Tikanoja Oyj	2,315	45,417
Munksjo Oyj (c)	2,248	33,430
Valmet Oyj	2,200	34,151

		144,929

France—2.7%
Alten S.A.	514	39,414
Euronext NV (a)	943	41,119
Rubis SCA	472	46,213

		126,746

Germany—0.8%
Duerr AG	400	35,694

Greece—1.0%
Motor Oil Hellas Corinth Refineries S.A.	2,765	47,174

Hong Kong—4.9%
First Pacific Co., Ltd.	68,100	49,498
Giordano International Ltd.	84,000	45,628

	Shares	Value
Johnson Electric Holdings Ltd.	13,000	$38,837
Man Wah Holdings Ltd.	62,400	49,564
Xinyi Glass Holdings Ltd. (c)	54,000	47,564

		231,091

Indonesia—0.8%
Adaro Energy Tbk PT	277,200	36,411

Italy—1.2%
A2A SpA	36,621	55,317

Japan—19.4%
Aichi Corp.	4,200	32,434
Dowa Holdings Co., Ltd.	4,000	28,779
Dynam Japan Holdings Co., Ltd.	29,200	51,808
Fujitec Co., Ltd.	4,100	45,181
Fukushima Industries Corp.	1,400	48,939
Heiwado Co., Ltd.	1,700	41,335
Medipal Holdings Corp.	2,800	43,994
Mitsubishi Shokuhin Co., Ltd.	1,500	46,604
Nippo Corp.	2,000	38,021
Nohmi Bosai Ltd.	3,400	46,812
Paramount Bed Holdings Co., Ltd.	1,100	44,204
Raito Kogyo Co., Ltd.	3,400	34,646
Sakata INX Corp.	3,000	41,400
Sankyu, Inc.	7,000	42,577
Sapporo Holdings Ltd.	1,800	48,661
Shiga Bank Ltd.	6,000	30,792
Shizuoka Gas Co., Ltd.	5,300	36,127
Sotetsu Holdings, Inc.	8,800	40,906
T-Gaia Corp.	2,500	43,062
Toho Holdings Co., Ltd.	1,800	37,777
Toshiba Plant Systems & Services Corp.	2,800	40,981
Trancom Co., Ltd.	800	41,470

		906,510

Korea (Republic of)—0.8%
Hyundai Development Co.	975	35,468

Mexico—1.0%
Ternium S.A. ADR	1,800	47,016

Netherlands—3.1%
Aalberts Industries NV	1,394	51,962
Philips Lighting NV (a)(c)	1,700	48,622
Refresco Group NV (a)	2,884	43,841

		144,425

New Zealand—0.9%
Goodman Property Trust REIT	48,146	40,665

Norway—1.5%
Borregaard ASA	3,750	42,046
Grieg Seafood ASA	3,732	27,978

		70,024

Philippines—0.9%
Manila Water Co., Inc.	71,500	43,879

Poland—0.9%
Asseco Poland S.A.	2,971	40,680

Singapore—2.9%
Keppel DC REIT	43,000	36,885
Lippo Malls Indonesia Retail Trust REIT	161,000	45,462
Mapletree Industrial Trust REIT	40,500	51,535

		133,882

South Africa—0.8%
Reunert Ltd.	6,600	35,418

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	189

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Spain—5.2%
Bolsas y Mercados Espanoles SHMSF S.A.	1,188	$39,378
Cia de Distribucion Integral Logista Holdings S.A.	1,857	43,105
CIE Automotive S.A.	2,568	50,604
Ebro Foods S.A.	1,700	34,350
Grupo Catalana Occidente S.A.	1,207	42,823
Lar Espana Real Estate Socimi S.A. REIT	4,562	35,138

		245,398

Sweden—5.5%
Cloetta AB, Class B	10,817	42,734
Dios Fastigheter AB	6,637	32,563
Granges AB	4,143	37,865
Intrum Justitia AB	1,352	50,470
Loomis AB, Class B	1,424	45,027
Rezidor Hotel Group AB	12,900	49,235

		257,894

Switzerland—1.0%
Cembra Money Bank AG (c)	577	47,702

Taiwan—2.2%
Cleanaway Co., Ltd.	9,000	51,319
Namchow Chemical Industrial Co., Ltd.	25,000	51,007

		102,326

United Kingdom—13.6%
Bellway PLC	1,100	37,271
Berendsen PLC	3,250	29,784
BGEO Group PLC	941	37,838
Computacenter PLC	4,325	40,397
Consort Medical PLC	3,310	42,964
Go-Ahead Group PLC	1,205	26,022
Hill & Smith Holdings PLC	3,008	47,938
KCOM Group PLC	34,177	38,538
Marston’s PLC	22,212	37,364
OneSavings Bank PLC	8,800	44,565
PayPoint PLC	3,234	41,425
Polypipe Group PLC	11,261	53,662
Ricardo PLC	3,300	35,992
RPC Group PLC	3,850	37,676
Synthomer PLC	8,154	48,598
Tyman PLC	9,100	36,797

		636,831

United States—0.9%
Travelport Worldwide Ltd.	3,500	41,195

Total Investments (cost—$4,270,032) (b)—97.6%		4,558,677

Other assets less liabilities—2.4%		113,270

Net Assets—100.0%		$4,671,947

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $179,712, representing 3.8% of net assets.

(b) Securities with an aggregate value of $3,218,847, representing 68.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Commercial Services & Supplies	6.7%
Equity Real Estate Investment Trusts (REITs)	6.4%
Machinery	5.3%
Oil, Gas & Consumable Fuels	4.5%
Metals & Mining	4.2%
Food Products	4.1%
Auto Components	3.9%
Road & Rail	3.2%
Construction & Engineering	3.2%
Hotels, Restaurants & Leisure	3.0%
Containers & Packaging	2.9%
Beverages	2.8%
Chemicals	2.8%
Health Care Providers & Services	2.7%
IT Services	2.6%
Paper & Forest Products	2.4%
Media	1.9%
Building Products	1.9%
Specialty Retail	1.9%
Food & Staples Retailing	1.9%
Electrical Equipment	1.9%
Health Care Equipment & Supplies	1.9%
Household Durables	1.9%
Gas Utilities	1.8%
Water Utilities	1.7%
Capital Markets	1.7%
Banks	1.5%
Multi-Utilities	1.2%
Diversified Financial Services	1.1%
Consumer Finance	1.0%
Electronic Equipment, Instruments & Components	1.0%
Marine	1.0%
Tobacco	1.0%
Thrifts & Mortgage Finance	0.9%
Air Freight & Logistics	0.9%
Insurance	0.9%
Personal Products	0.9%
Software	0.9%
Diversified Telecommunication Services	0.8%
Aerospace & Defense	0.8%
Professional Services	0.8%
Construction Materials	0.8%
Distributors	0.8%
Industrial Conglomerates	0.7%
Real Estate Management & Development	0.7%
Trading Companies & Distributors	0.7%
Other assets less liabilities	2.4%

100.0%

190	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI NFJ International Value II Fund

	Shares	Value
Common Stock—90.5%
Australia—4.0%
Coca-Cola Amatil Ltd.	1,754	$14,501
Macquarie Group Ltd.	185	12,746
Wesfarmers Ltd.	462	15,906

		43,153

Brazil—1.8%
BB Seguridade Participacoes S.A. ADR	1,100	10,274
Embraer S.A. ADR	400	8,832

		19,106

Canada—8.4%
Canadian Pacific Railway Ltd.	100	14,692
Cogeco Communications, Inc.	185	9,884
Enbridge Income Fund Holdings, Inc.	370	9,223
Magna International, Inc.	200	8,632
Manulife Financial Corp.	554	9,828
Open Text Corp.	400	13,604
Power Financial Corp.	370	9,785
Toronto-Dominion Bank	300	15,027

		90,675

Chile—1.2%
Enersis Americas S.A. ADR	1,200	12,468

China—6.6%
Beijing Enterprises Holdings Ltd.	2,000	10,352
China Construction Bank Corp., Class H	15,200	12,247
China Mobile Ltd.	800	8,798
China Resources Land Ltd.	4,000	10,818
PICC Property & Casualty Co., Ltd., Class H	6,000	9,261
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	3,000	7,859
Sinopec Shanghai Petrochemical Co., Ltd. ADR	200	11,152

		70,487

Colombia—1.1%
Bancolombia S.A. ADR	300	11,961

Denmark—2.1%
Danske Bank A/S	370	12,616
Scandinavian Tobacco Group A/S, Class A (a)	542	9,474

		22,090

France—8.1%
AXA S.A.	277	7,156
BNP Paribas S.A.	185	12,311
Capgemini S.A.	93	8,584
Christian Dior SE	85	19,731
Cie Generale des Etablissements Michelin	93	11,301
CNP Assurances	554	11,266
Euronext NV (a)	185	8,067
Renault S.A.	93	8,079

		86,495

Germany—3.3%
Bayer AG	93	10,715
Freenet AG	370	12,027
Siemens AG	93	12,738

		35,480

Hong Kong—5.8%
BOC Hong Kong Holdings Ltd.	3,300	13,488
CK Hutchison Holdings Ltd.	1,000	12,312
First Pacific Co., Ltd.	16,100	11,702

	Shares	Value
NWS Holdings Ltd.	8,000	$14,606
WH Group Ltd. (a)	12,000	10,348

		62,456

Ireland—2.4%
CRH PLC	340	11,981
Smurfit Kappa Group PLC	509	13,450

		25,431

Israel—1.9%
Bank Hapoalim BM	1,860	11,335
Teva Pharmaceutical Industries Ltd. ADR	300	9,627

		20,962

Italy—1.7%
Enel SpA	1,385	6,517
Prysmian SpA	462	12,214

		18,731

Japan—13.0%
Astellas Pharma, Inc.	900	11,870
Bandai Namco Holdings, Inc.	400	11,990
Mitsubishi Electric Corp.	800	11,527
Mitsubishi Shokuhin Co., Ltd.	500	15,535
Mitsubishi UFJ Financial Group, Inc.	2,100	13,228
Nippo Corp.	1,000	19,011
Nippon Telegraph & Telephone Corp.	400	17,101
Nissan Motor Co., Ltd.	1,400	13,499
T&D Holdings, Inc.	900	13,045
West Japan Railway Co.	200	13,043

		139,849

Korea (Republic of)—0.6%
Korea Electric Power Corp. ADR	300	6,219

Malaysia—1.1%
Tenaga Nasional Bhd.	3,700	11,467

Netherlands—3.8%
Coca-Cola European Partners PLC	400	15,076
ING Groep NV	924	13,956
Wolters Kluwer NV	277	11,496

		40,528

Norway—1.0%
Telenor ASA	647	10,763

Philippines—1.0%
Manila Water Co., Inc.	17,100	10,494

Russian Federation—1.0%
LUKOIL PJSC ADR	200	10,612

Singapore—0.9%
Mapletree Industrial Trust REIT	7,500	9,544

South Africa—1.8%
Nedbank Group Ltd.	579	10,404
Sasol Ltd. ADR	300	8,820

		19,224

Spain—1.1%
Mapfre S.A.	3,600	12,330

Sweden—0.7%
Electrolux AB, Ser. B	277	7,690

Switzerland—2.4%
Baloise Holding AG	93	12,779
Pargesa Holding S.A.	185	13,076

		25,855

	Shares	Value
Taiwan—1.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	400	$13,136

Turkey—0.9%
KOC Holding AS ADR	470	9,969

United Kingdom—10.7%
3i Group PLC	1,016	9,539
Babcock International Group PLC	647	7,149
BAE Systems PLC	1,385	11,147
BT Group PLC	924	3,690
Imperial Brands PLC	277	13,424
Johnson Matthey PLC	275	10,610
Mondi PLC	462	11,163
Old Mutual PLC	3,047	7,668
Royal Dutch Shell PLC, Class A	554	14,603
Shire PLC ADR	80	13,938
Wolseley PLC	185	11,648

		114,579

United States—0.9%
Travelport Worldwide Ltd.	800	9,416

Total Investments (cost—$965,861) (b)—90.5%		971,170

Other assets less liabilities—9.5%		102,232

Net Assets—100.0%		$1,073,402

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $27,889, representing 2.6% of net assets.

(b) Securities with an aggregate value of $706,071, representing 65.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	191

Schedule of Investments

March 31, 2017 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	11.8%
Insurance	9.6%
Industrial Conglomerates	5.6%
Electric Utilities	3.4%
Oil, Gas & Consumable Fuels	3.2%
Pharmaceuticals	3.0%
Diversified Telecommunication Services	2.9%
Food & Staples Retailing	2.9%
Chemicals	2.9%
Capital Markets	2.8%
Beverages	2.8%
Road & Rail	2.6%
Diversified Financial Services	2.3%
Electrical Equipment	2.2%
Tobacco	2.1%
Automobiles	2.0%
Wireless Telecommunication Services	1.9%
Aerospace & Defense	1.9%
Auto Components	1.9%
Textiles, Apparel & Luxury Goods	1.8%
Construction & Engineering	1.8%
IT Services	1.7%
Biotechnology	1.3%
Software	1.3%
Containers & Packaging	1.3%
Semiconductors & Semiconductor Equipment	1.2%
Leisure Equipment & Products	1.1%
Construction Materials	1.1%
Trading Companies & Distributors	1.1%
Professional Services	1.1%
Paper & Forest Products	1.0%
Real Estate Management & Development	1.0%
Water Utilities	1.0%
Food Products	1.0%
Media	0.9%
Equity Real Estate Investment Trusts (REITs)	0.9%
Health Care Providers & Services	0.7%
Household Durables	0.7%
Commercial Services & Supplies	0.7%
Other assets less liabilities	9.5%

100.0%

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—84.3%
Aerospace & Defense—2.0%
Arconic, Inc.,
6.50%, 6/15/18	$2,000	$2,102,500
6.75%, 7/15/18	30,605	32,372,439

		34,474,939

Auto Components—2.9%
American Axle & Manufacturing, Inc.,
5.125%, 2/15/19	4,916	4,991,088
6.25%, 3/15/21	39,855	41,050,650
Dana, Inc.,
5.375%, 9/15/21	3,784	3,935,360

		49,977,098

Auto Manufacturers—2.9%
Ford Motor Credit Co. LLC,
2.262%, 3/28/19	5,050	5,064,559
2.597%, 11/4/19	17,096	17,197,482
2.681%, 1/9/20	15,000	15,108,210
General Motors Co.,
3.50%, 10/2/18	7,750	7,915,462
General Motors Financial Co., Inc.,
3.25%, 5/15/18	1,060	1,074,805
4.75%, 8/15/17	1,980	2,001,715
6.75%, 6/1/18	325	342,898

		48,705,131

Banks—2.6%
CIT Group, Inc.,
4.25%, 8/15/17	7,750	7,827,500
5.00%, 5/15/17	1,400	1,404,620
6.625%, 4/1/18 (a)(c)	32,942	34,383,212

		43,615,332

Coal—1.1%
Cloud Peak Energy Resources LLC,
12.00%, 11/1/21	18,086	19,578,095

Commercial Services—3.7%
APX Group, Inc.,
6.375%, 12/1/19	27,661	28,594,559
7.875%, 12/1/22 (a)(c)	28,068	30,453,780
7.875%, 12/1/22	3,800	4,123,000

		63,171,339

Containers & Packaging—1.6%
Ball Corp.,
4.375%, 12/15/20	6,500	6,833,125
Berry Plastics Corp.,
6.00%, 10/15/22	17,405	18,471,056
Owens-Brockway Glass Container, Inc. (a)(c),
5.00%, 1/15/22	2,550	2,632,875

		27,937,056

Distribution/Wholesale—1.6%
HD Supply, Inc. (a)(c),
5.25%, 12/15/21	25,471	26,871,905

Diversified Financial Services—5.7%
Aircastle Ltd.,
4.625%, 12/15/18	9,540	9,885,825
Alliance Data Systems Corp. (a)(c),
5.25%, 12/1/17	33,785	34,334,006
Ally Financial, Inc.,
3.25%, 11/5/18	9,575	9,664,813
Fly Leasing Ltd.,
6.375%, 10/15/21	7,825	8,079,313
6.75%, 12/15/20	13,469	14,159,286

	Principal Amount (000s)	Value
GE Capital International Funding Co. Unlimited Co.,
2.342%, 11/15/20	$10,000	$10,043,780
International Lease Finance Corp.,
5.875%, 4/1/19	3,000	3,198,591
6.25%, 5/15/19	6,295	6,785,620

		96,151,234

Electric Utilities—0.6%
AES Corp. (f),
4.055%, 6/1/19	7,434	7,452,585
Calpine Corp. (a)(c),
6.00%, 1/15/22	3,000	3,138,750

		10,591,335

Engineering & Construction—0.9%
SBA Communications Corp.,
4.875%, 7/15/22	14,667	14,923,673

Environmental Services—1.3%
Clean Harbors, Inc.,
5.125%, 6/1/21	13,763	14,055,464
5.25%, 8/1/20	8,688	8,844,384

		22,899,848

Food & Beverage—1.7%
Bumble Bee Holdings, Inc. (a)(c),
9.00%, 12/15/17	30,007	29,331,842

Healthcare-Products—1.2%
Hologic, Inc. (a)(c),
5.25%, 7/15/22	19,156	20,161,690

Healthcare-Services—4.1%
DaVita, Inc.,
5.75%, 8/15/22	47,929	49,786,249
Fresenius Medical Care U.S. Finance II, Inc. (a)(c),
5.625%, 7/31/19	14,135	15,000,769
Fresenius Medical Care U.S. Finance, Inc. (a)(c),
5.75%, 2/15/21	4,425	4,812,187

		69,599,205

Holding Companies-Diversified—2.6%
Nielsen Co. Luxembourg Sarl (a)(c),
5.50%, 10/1/21	41,848	43,574,230

Home Builders—6.1%
Brookfield Residential Properties, Inc. (a)(c),
6.50%, 12/15/20	27,088	28,137,660
Lennar Corp.,
4.125%, 1/15/22	6,000	6,074,940
4.50%, 6/15/19	7,900	8,156,750
4.50%, 11/15/19	2,569	2,655,704
MDC Holdings, Inc.,
5.625%, 2/1/20	1,500	1,604,063
Meritage Homes Corp.,
4.50%, 3/1/18	1,182	1,208,595
Taylor Morrison Communities, Inc. (a)(c),
5.25%, 4/15/21	17,806	18,429,210
TRI Pointe Group, Inc.,
4.375%, 6/15/19	15,010	15,422,775
4.875%, 7/1/21	20,849	21,526,592

		103,216,289

Iron/Steel—0.1%
Commercial Metals Co.,
6.50%, 7/15/17	1,000	1,012,500

Lodging—0.7%
MGM Resorts International,
5.25%, 3/31/20	10,766	11,358,130

192	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Principal Amount (000s)	Value
Machinery-Diversified—0.7%
Case New Holland Industrial, Inc.,
7.875%, 12/1/17	$6,250	$6,492,188
CNH Industrial Capital LLC,
3.375%, 7/15/19	5,000	5,068,750

		11,560,938

Media—2.8%
CCO Holdings LLC,
5.25%, 9/30/22	9,450	9,828,000
CSC Holdings LLC,
7.625%, 7/15/18	3,407	3,624,196
7.875%, 2/15/18	1,743	1,821,435
Sinclair Television Group, Inc.,
5.375%, 4/1/21	15,135	15,513,375
Univision Communications, Inc. (a)(c),
6.75%, 9/15/22	15,891	16,729,092

		47,516,098

Miscellaneous Manufacturing—3.3%
General Electric Co.,
4.65%, 10/17/21	10,000	10,982,310
LSB Industries, Inc. (e),
8.50%, 8/1/19	45,946	44,797,350

		55,779,660

Oil, Gas & Consumable Fuels—0.7%
Sunoco L.P.,
6.25%, 4/15/21	11,485	11,772,125

Pharmaceuticals—2.9%
Valeant Pharmaceuticals International, Inc. (a)(c),
7.00%, 10/1/20	53,251	48,724,665

Pipelines—2.5%
Sabine Pass Liquefaction LLC (e),
5.625%, 2/1/21	39,622	42,722,263

Real Estate—6.7%
DuPont Fabros Technology L.P.,
5.875%, 9/15/21	31,880	33,175,125
Equinix, Inc.,
5.375%, 1/1/22	12,550	13,271,625
Iron Mountain, Inc. (a)(c),
4.375%, 6/1/21	11,250	11,587,500
6.00%, 10/1/20	28,263	29,676,150
Realogy Group LLC (a)(c),
5.25%, 12/1/21	24,330	25,424,850

		113,135,250

Retail—9.7%
1011778 BC ULC (a)(c),
4.625%, 1/15/22	20,393	20,928,316
Dollar Tree, Inc.,
5.25%, 3/1/20	11,875	12,248,469
GameStop Corp. (a)(c),
5.50%, 10/1/19	8,690	8,874,663
6.75%, 3/15/21	46,575	47,739,375
Michaels Stores, Inc. (a)(c),
5.875%, 12/15/20	18,580	19,126,066
Sally Holdings LLC,
5.75%, 6/1/22	53,062	54,852,842

		163,769,731

Software—2.4%
ACI Worldwide, Inc. (a)(c),
6.375%, 8/15/20	12,700	13,049,250
First Data Corp. (a)(c),
5.375%, 8/15/23	7,000	7,306,250
j2 Cloud Services LLC,
8.00%, 8/1/20	19,090	19,746,219

		40,101,719

	Principal Amount (000s)	Value
Telecommunications—9.2%
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	$19,355	$21,411,469
T-Mobile USA, Inc.,
6.125%, 1/15/22	5,000	5,293,750
6.542%, 4/28/20	46,444	47,430,935
Verizon Communications, Inc.,
4.50%, 9/15/20	35,185	37,547,321
ViaSat, Inc.,
6.875%, 6/15/20	25,411	25,998,629
West Corp. (a)(c),
4.75%, 7/15/21	18,000	18,360,000

		156,042,104

Total Corporate Bonds & Notes (cost—$1,426,622,903)		1,428,275,424

Senior Loans (a)(b)— 7.8%
Commercial Services & Supplies—3.2%
Asurion LLC,
4.232%, 8/4/22, Term B4	7,175	7,223,904
8.50%, 3/3/21, 2nd Lien (d)	47,000	47,558,125

		54,782,029

Independent Power Producers & Energy Traders—1.1%
Calpine Corp., Term Loan B5,
3.90%, 1/15/24	18,735	18,837,517

Insurance—0.5%
Lonestar Intermediate Super Holdings, LLC, PIK, Term Loan B,
10.00%, 8/31/21	9,000	9,352,503

IT Services—0.2%
First Data Corp., USD 2016 Repriced Term Loan C5,
3.984%, 7/10/22	3,061	3,089,622

Media—0.3%
Univision Communications Inc., Term Loan C5,
3.75%, 3/15/24	4,992	4,963,222

Specialty Retail—2.5%
PetSmart, Inc., Term Loan B2,
4.02%, 3/10/22	43,734	41,940,810

Total Senior Loans (cost—$133,572,208)		132,965,703

Repurchase Agreements—6.4%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $108,067,811; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $110,230,296 including accrued interest
(cost— $108,067,000)	108,067	108,067,000

Total Investments (cost— $1,668,262,111)—98.5%		1,669,308,127

Other assets less liabilities—1.5%		25,541,464

Net Assets—100.0%		$1,694,849,591

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $691,753,996, representing 40.8% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2017.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $558,788,293, representing 33.0% of net assets.

(d) When-issued or delayed-delivery. To be settled/delivered after March 31, 2017.

(e) Step Bond—Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f) Variable or Floating Rate Security—Security with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2017.

Glossary:

PIK—Payment-in-Kind

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	193

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI Structured Return Fund

	Shares	Value
Exchange-Traded Funds—90.0%
SPDR S&P 500 (a) (cost— $344,017,104)	1,459,000	$343,944,660

	Principal Amount (000s)
Repurchase Agreements—15.3%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $58,560,439; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $59,732,889 including accrued interest
(cost— $58,560,000)	$58,560	58,560,000

	Contracts
Options Purchased (b)(c)—0.1%
Call Options—0.0%
CBOE SPX Volatility Index, strike price $17.00, expires 4/5/17	57	361
strike price $18.00, expires 4/5/17	28	178
strike price $19.00, expires 4/5/17	66	495
strike price $20.00, expires 4/5/17	101	1,010
strike price $21.00, expires 4/5/17	325	2,437
strike price $20.00, expires 4/12/17	312	3,539
S&P 500 Index, strike price $2,650.00, expires 4/7/17	95	1,028
strike price $2,700.00, expires 4/7/17	216	2,141
strike price $2,700.00, expires 4/13/17	259	1,643
strike price $2,800.00, expires 4/13/17	95	603
strike price $2,700.00, expires 4/21/17	180	1,142
strike price $2,800.00, expires 4/21/17	89	587
strike price $2,750.00, expires 4/28/17	237	1,106

		16,270

Put Options—0.1%
S&P 500 Index, strike price $1,750.00, expires 4/5/17	75	1,351
strike price $2,000.00, expires 4/5/17	350	4,058
strike price $2,100.00, expires 4/5/17	50	362
strike price $2,300.00, expires 4/5/17	50	2,750
strike price $2,315.00, expires 4/5/17	70	5,250
strike price $1,450.00, expires 4/7/17	19	220
strike price $1,550.00, expires 4/7/17	18	135
strike price $1,600.00, expires 4/7/17	475	4,750
strike price $1,650.00, expires 4/7/17	175	1,312
strike price $1,800.00, expires 4/7/17	60	600
strike price $2,325.00, expires 4/7/17	50	10,250

	Contracts	Value
strike price $2,355.00, expires 4/7/17	35	$24,500
strike price $2,000.00, expires 4/10/17	75	476
strike price $2,305.00, expires 4/10/17	100	17,000
strike price $1,400.00, expires 4/13/17	38	441
strike price $1,500.00, expires 4/13/17	120	900
strike price $1,600.00, expires 4/13/17	251	3,137
strike price $1,650.00, expires 4/13/17	270	6,750
strike price $1,900.00, expires 4/13/17	350	3,500
strike price $2,325.00, expires 4/13/17	50	24,000
strike price $2,340.00, expires 4/13/17	15	10,800
strike price $1,375.00, expires 4/21/17	62	620
strike price $1,400.00, expires 4/21/17	200	4,000
strike price $1,425.00, expires 4/21/17	19	220
strike price $1,450.00, expires 4/21/17	36	597
strike price $1,500.00, expires 4/21/17	70	525
strike price $1,600.00, expires 4/21/17	229	2,290
strike price $1,625.00, expires 4/21/17	555	4,162
strike price $1,650.00, expires 4/21/17	88	998
strike price $1,700.00, expires 4/21/17	100	750
strike price $2,275.00, expires 4/21/17	50	17,500
strike price $2,300.00, expires 4/21/17	35	18,200
strike price $1,350.00, expires 4/28/17	19	216
strike price $1,400.00, expires 4/28/17	140	1,400
strike price $1,450.00, expires 4/28/17	39	488
strike price $1,500.00, expires 4/28/17	151	1,133
strike price $1,625.00, expires 4/28/17	149	1,490
strike price $1,650.00, expires 4/28/17	195	3,412
strike price $1,700.00, expires 4/28/17	328	6,560
strike price $2,325.00, expires 4/28/17	50	70,000
strike price $1,500.00, expires 5/5/17	100	1,000
strike price $1,550.00, expires 5/5/17	100	1,000
strike price $2,300.00, expires 5/5/17	50	61,500
strike price $1,500.00, expires 5/12/17	200	2,000
strike price $2,280.00, expires 5/12/17	50	63,000

		385,603

Total Options Purchased (cost—$796,446)		401,873

Total Investments, before options written (cost—$403,373,550)—105.4%		402,906,533

	Contracts	Value
Options Written (b)(c)— (3.1)%
Call Options—(2.9)%
CBOE SPX Volatility Index,
strike price $14.50, expires 4/5/17	50	$(500)
strike price $15.00, expires 4/5/17	150	(1,125)
strike price $14.50, expires 4/12/17	50	(1,875)
strike price $15.00, expires 4/12/17	250	(6,875)
strike price $14.50, expires 4/19/17	200	(11,000)
strike price $15.00, expires 4/19/17	150	(7,125)
strike price $16.00, expires 4/19/17	250	(9,375)
strike price $15.00, expires 4/26/17	350	(21,875)
strike price $16.00, expires 4/26/17	100	(4,750)
strike price $17.00, expires 4/26/17	50	(1,875)
S&P 500 Index,
strike price $2,290.00, expires 4/7/17	76	(555,940)
strike price $2,305.00, expires 4/7/17	95	(555,275)
strike price $2,310.00, expires 4/7/17	140	(751,100)
strike price $2,470.00, expires 4/7/17	107	(802)
strike price $2,490.00, expires 4/7/17	115	(863)
strike price $2,280.00, expires 4/13/17	86	(725,410)
strike price $2,290.00, expires 4/13/17	173	(1,293,175)
strike price $2,325.00, expires 4/13/17	95	(401,375)
strike price $2,270.00, expires 4/21/17	180	(1,727,100)
strike price $2,295.00, expires 4/21/17	140	(1,014,300)
strike price $2,315.00, expires 4/21/17	89	(485,495)
strike price $2,250.00, expires 4/28/17	149	(1,761,925)
strike price $2,285.00, expires 4/28/17	88	(756,360)
strike price $2,300.00, expires 4/28/17	148	(1,076,700)

		(11,172,195)

Put Options—(0.2)%
S&P 500 Index,
strike price $2,250.00, expires 4/5/17	105	(2,625)
strike price $2,255.00, expires 4/5/17	100	(2,500)
strike price $2,275.00, expires 4/7/17	108	(6,480)
strike price $2,280.00, expires 4/7/17	100	(6,500)
strike price $2,285.00, expires 4/7/17	107	(7,490)
strike price $2,315.00, expires 4/7/17	70	(10,150)
strike price $2,265.00, expires 4/10/17	150	(12,000)
strike price $2,265.00, expires 4/13/17	109	(16,895)

194	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Contracts	Value
strike price $2,270.00, expires 4/13/17	100	$(16,500)
strike price $2,290.00, expires 4/13/17	30	(6,750)
strike price $2,305.00, expires 4/13/17	108	(32,400)
strike price $2,230.00, expires 4/21/17	100	(20,500)
strike price $2,235.00, expires 4/21/17	70	(15,050)
strike price $2,250.00, expires 4/21/17	75	(19,125)
strike price $2,260.00, expires 4/21/17	110	(31,350)
strike price $2,265.00, expires 4/21/17	110	(34,100)
strike price $2,215.00, expires 4/28/17	75	(28,500)
strike price $2,260.00, expires 4/28/17	100	(60,000)
strike price $2,265.00, expires 4/28/17	111	(71,040)
strike price $2,280.00, expires 4/28/17	110	(83,600)
strike price $2,220.00, expires 5/5/17	50	(26,500)
strike price $2,235.00, expires 5/5/17	100	(61,000)
strike price $2,175.00, expires 5/12/17	50	(24,000)
strike price $2,215.00, expires 5/12/17	100	(67,000)

		(662,055)

Total Options Written (premiums received— $13,948,275)		(11,834,250)

Total Investments, net of options written (cost— $389,425,275)—102.3%		391,072,283

Other liabilities in excess of other assets—(2.3)%		(8,668,398)

Net Assets—100.0%		$382,403,885

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

Glossary:

CBOE—Chicago Board Options Exchange

AllianzGI U.S. Equity Hedged Fund

	Shares	Value
Exchange-Traded Funds—76.7%
SPDR S&P 500 (a) (cost—$3,311,125)	16,000	$3,771,840

	Principal Amount (000s)
Repurchase Agreements—7.8%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $382,003; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $389,679 including accrued interest
(cost—$382,000)	$382	382,000

	Contracts
Options Purchased (b)(c)—0.7%
Call Options—0.0%
S&P 500 Index, strike price $2,700.00, expires 4/13/17	19	121

Put Options—0.7%
S&P 500 Index, strike price $1,600.00, expires 4/7/17	5	50
strike price $1,700.00, expires 4/7/17	3	30
strike price $2,315.00, expires 4/7/17	5	725
strike price $2,325.00, expires 4/7/17	3	615
strike price $1,600.00, expires 4/13/17	5	62
strike price $2,300.00, expires 4/13/17	5	1,350
strike price $1,875.00, expires 6/16/17	5	975
strike price $2,025.00, expires 9/29/17	5	9,450
strike price $1,975.00, expires 12/29/17	4	10,900
strike price $2,025.00, expires 1/19/18	3	10,605

		34,762

Total Options Purchased (cost—$145,756)		34,883

Total Investments, before options written (cost—$3,838,881)—85.2%		4,188,723

Options Written (b)(c)—(0.1)%
Call Options—(0.0)%
S&P 500 Index, strike price $2,445.00, expires 4/13/17	16	(320)

Put Options—(0.1)%
S&P 500 Index, strike price $2,265.00, expires 4/7/17	10	(500)
strike price $2,285.00, expires 4/7/17	6	(420)
strike price $2,250.00, expires 4/13/17	10	(1,300)

		(2,220)

Total Options Written (premiums received—$29,546)		(2,540)

Value

Total Investments, net of options written (cost—$3,809,335)—85.1%	$4,186,183

Other assets less other liabilities—14.9%	734,301

Net Assets—100.0%	$4,920,484

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	195

Schedule of Investments

March 31, 2017 (Unaudited)

AllianzGI U.S. Small-Cap Growth Fund

	Shares	Value
Common Stock—96.6%
Aerospace & Defense—1.0%
AAR Corp.	4,893	$164,552

Air Freight & Logistics—1.1%
Air Transport Services Group, Inc. (a)	11,078	177,802

Airlines—1.0%
SkyWest, Inc.	5,080	173,990

Auto Components—3.2%
Cooper-Standard Holdings, Inc. (a)	1,318	146,206
Modine Manufacturing Co. (a)	12,411	151,414
Tenneco, Inc.	3,931	245,373

		542,993

Banks—6.8%
Ameris Bancorp	4,179	192,652
CenterState Banks, Inc.	6,925	179,358
Pacific Premier Bancorp, Inc. (a)	4,464	172,087
Sterling Bancorp	10,302	244,157
Texas Capital Bancshares, Inc. (a)	2,273	189,682
Western Alliance Bancorp (a)	3,714	182,320

		1,160,256

Beverages—1.4%
National Beverage Corp.	2,737	231,359

Biotechnology—4.4%
Bluebird Bio, Inc. (a)	395	35,905
Clovis Oncology, Inc. (a)	700	44,569
Exact Sciences Corp. (a)	6,647	157,002
Flexion Therapeutics, Inc. (a)	3,960	106,564
Halozyme Therapeutics, Inc. (a)	3,646	47,252
Kite Pharma, Inc. (a)	543	42,620
Prothena Corp. PLC (a)	902	50,323
Repligen Corp. (a)	3,064	107,853
Sage Therapeutics, Inc. (a)	863	61,333
Sarepta Therapeutics, Inc. (a)	1,569	46,442
Ultragenyx Pharmaceutical, Inc. (a)	647	43,854

		743,717

Building Products—1.8%
Gibraltar Industries, Inc. (a)	3,267	134,600
Patrick Industries, Inc. (a)	2,442	173,138

		307,738

Chemicals—2.1%
Koppers Holdings, Inc. (a)	3,842	162,709
Olin Corp.	5,937	195,149

		357,858

Communications Equipment—1.8%
Lumentum Holdings, Inc. (a)	2,859	152,527
Oclaro, Inc. (a)	14,845	145,778

		298,305

Construction & Engineering—2.2%
Granite Construction, Inc.	4,172	209,393
MasTec, Inc. (a)	4,120	165,006

		374,399

Containers & Packaging—0.8%
Berry Plastics Group, Inc. (a)	2,760	134,053

Diversified Consumer Services—1.0%
Bright Horizons Family Solutions, Inc. (a)	2,408	174,556

	Shares	Value
Electronic Equipment, Instruments & Components—4.1%
Belden, Inc.	2,254	$155,954
Coherent, Inc. (a)	1,220	250,881
Itron, Inc. (a)	2,359	143,191
Rogers Corp. (a)	1,726	148,212

		698,238

Energy Equipment & Services—1.1%
U.S. Silica Holdings, Inc.	3,911	187,689

Equity Real Estate Investment Trusts (REITs)—1.3%
DuPont Fabros Technology, Inc.	4,332	214,824

Food Products—0.6%
Hostess Brands, Inc. (a)	6,754	107,186

Health Care Equipment & Supplies—7.0%
Cantel Medical Corp.	2,472	198,007
Hill-Rom Holdings, Inc.	2,025	142,965
Inogen, Inc. (a)	1,945	150,854
Insulet Corp. (a)	3,551	153,013
LeMaitre Vascular, Inc.	4,584	112,904
Nevro Corp. (a)	1,365	127,900
Penumbra, Inc. (a)	2,275	189,849
West Pharmaceutical Services, Inc.	1,485	121,191

		1,196,683

Health Care Providers & Services—0.9%
Teladoc, Inc. (a)	5,967	149,175

Health Care Technology—1.5%
Vocera Communications, Inc. (a)	10,290	255,501

Hotels, Restaurants & Leisure—6.7%
Buffalo Wild Wings, Inc. (a)	669	102,190
Churchill Downs, Inc.	983	156,149
Dave & Buster’s Entertainment, Inc. (a)	4,376	267,330
Eldorado Resorts, Inc. (a)	10,987	207,929
Jack in the Box, Inc.	2,218	225,615
Texas Roadhouse, Inc.	4,074	181,415

		1,140,628

Household Durables—2.1%
Cavco Industries, Inc. (a)	1,145	133,278
Installed Building Products, Inc. (a)	2,908	153,397
William Lyon Homes, Class A (a)	3,506	72,294

		358,969

Insurance—1.8%
AMERISAFE, Inc.	2,431	157,772
Primerica, Inc.	1,830	150,426

		308,198

Internet & Catalog Retail—0.8%
Etsy, Inc. (a)	13,529	143,813

Internet Software & Services—6.8%
Cornerstone OnDemand, Inc. (a)	2,486	96,681
Five9, Inc. (a)	8,792	144,716
GTT Communications, Inc. (a)	5,623	136,920
j2 Global, Inc.	1,309	109,838
LogMeIn, Inc.	1,229	119,827
MINDBODY, Inc., Class A (a)	5,625	154,406
Pandora Media, Inc. (a)	8,320	98,259
TrueCar, Inc. (a)	10,631	164,462
Yelp, Inc. (a)	4,057	132,867

		1,157,976

	Shares	Value
Life Sciences Tools & Services—2.1%
NeoGenomics, Inc. (a)	15,650	$123,478
PRA Health Sciences, Inc. (a)	3,507	228,762

		352,240

Machinery—5.1%
Douglas Dynamics, Inc.	3,135	96,088
Energy Recovery, Inc. (a)	4,869	40,510
Global Brass & Copper Holdings, Inc.	4,582	157,621
John Bean Technologies Corp.	2,047	180,033
Kornit Digital Ltd. (a)	10,212	195,049
Woodward, Inc.	2,940	199,685

		868,986

Metals & Mining—0.7%
Cliffs Natural Resources, Inc. (a)	13,862	113,807

Oil, Gas & Consumable Fuels—2.8%
Aegean Marine Petroleum Network, Inc.	13,391	161,361
Callon Petroleum Co. (a)	14,979	197,124
Oasis Petroleum, Inc. (a)	8,259	117,773

		476,258

Paper & Forest Products—0.9%
Louisiana-Pacific Corp. (a)	6,001	148,945

Pharmaceuticals—2.0%
Prestige Brands Holdings, Inc. (a)	2,219	123,288
Supernus Pharmaceuticals, Inc. (a)	6,827	213,685

		336,973

Professional Services—1.2%
WageWorks, Inc. (a)	2,781	201,066

Road & Rail—1.2%
Saia, Inc. (a)	2,404	106,497
Swift Transportation Co. (a)	4,955	101,776

		208,273

Semiconductors & Semiconductor Equipment—7.2%
Cavium, Inc. (a)	3,058	219,136
Cirrus Logic, Inc. (a)	1,560	94,676
Entegris, Inc. (a)	5,390	126,126
FormFactor, Inc. (a)	14,585	172,832
Ichor Holdings Ltd. (a)	9,710	192,549
Impinj, Inc. (a)	4,217	127,649
Inphi Corp. (a)	2,008	98,031
Microsemi Corp. (a)	3,658	188,497

		1,219,496

Software—4.0%
Fair Isaac Corp.	1,506	194,199
RealPage, Inc. (a)	4,890	170,661
Take-Two Interactive Software, Inc. (a)	5,286	313,301

		678,161

Specialty Retail—1.4%
Children’s Place, Inc.	1,992	239,140

Thrifts & Mortgage Finance—1.7%
Essent Group Ltd. (a)	7,892	285,454

Trading Companies & Distributors—3.0%
Air Lease Corp.	5,673	219,829
Univar, Inc. (a)	5,658	173,474
WESCO International, Inc. (a)	1,713	119,139

		512,442

Total Common Stock (cost—$13,442,955)		16,401,699

196	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2017 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—3.4%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $581,004; collateralized by U.S. Treasury Notes, 2.00%, due 11/25/26, valued at $597,415 including accrued interest
(cost—$581,000)	$581	$581,000

Total Investments (cost—$14,023,955)—100.0%		16,982,699

Other assets less liabilities—0.0%		2,563

Net Assets—100.0%		$16,985,262

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI Ultra Micro Cap Fund

	Shares	Value
Common Stock—98.7%
Aerospace & Defense—0.7%
Ducommun, Inc. (a)	9,814	$282,545

Auto Components—1.0%
Motorcar Parts of America, Inc. (a)	13,622	418,604

Banks—9.1%
Allegiance Bancshares, Inc. (a)	9,389	349,271
Atlantic Capital Bancshares, Inc. (a)	16,701	316,484
Franklin Financial Network, Inc. (a)	16,491	639,026
Heritage Commerce Corp.	34,327	484,011
National Commerce Corp. (a)	5,531	202,435
Park Sterling Corp.	40,643	500,315
Preferred Bank	11,654	625,354
Triumph Bancorp, Inc. (a)	12,804	330,343
Veritex Holdings, Inc. (a)	13,145	369,637

		3,816,876

Beverages—1.2%
Craft Brew Alliance, Inc. (a)	10,414	139,027
Primo Water Corp. (a)	27,097	367,977

		507,004

Biotechnology—11.0%
Abeona Therapeutics, Inc. (a)	16,726	83,630
Adamas Pharmaceuticals, Inc. (a)	8,157	142,747
Advaxis, Inc. (a)	16,080	131,374
Agenus, Inc. (a)	28,222	106,397
Bellicum Pharmaceuticals, Inc. (a)	7,274	89,761
BioCryst Pharmaceuticals, Inc. (a)	12,523	105,193
BioSpecifics Technologies Corp. (a)	6,245	342,226
Cara Therapeutics, Inc. (a)	12,647	232,578
Concert Pharmaceuticals, Inc. (a)	13,632	232,562
Corbus Pharmaceuticals Holdings, Inc. (a)	10,174	83,935
Curis, Inc. (a)	33,967	94,428
Cytokinetics, Inc. (a)	9,919	127,459
Eagle Pharmaceuticals, Inc. (a)	4,218	349,841
Flexion Therapeutics, Inc. (a)	13,104	352,629
Immunomedics, Inc. (a)	21,662	140,153
Inovio Pharmaceuticals, Inc. (a)	17,742	117,452
Invitae Corp. (a)	11,694	129,336
La Jolla Pharmaceutical Co. (a)	10,105	301,634
Lion Biotechnologies, Inc. (a)	19,531	145,506
Pfenex, Inc. (a)	18,389	106,840
Progenics Pharmaceuticals, Inc. (a)	23,327	220,207
Repligen Corp. (a)	16,314	574,253
Synergy Pharmaceuticals, Inc. (a)	40,313	187,859
Trevena, Inc. (a)	12,188	44,730
Vanda Pharmaceuticals, Inc. (a)	11,208	156,912

		4,599,642

Building Products—1.5%
Patrick Industries, Inc. (a)	8,929	633,066

Chemicals—1.5%
American Vanguard Corp.	22,190	368,354
LSB Industries, Inc. (a)	27,154	254,705

		623,059

	Shares	Value
Commercial Services & Supplies—0.7%
Hudson Technologies, Inc. (a)	44,138	$291,311

Communications Equipment—1.2%
EMCORE Corp.	33,356	300,204
ShoreTel, Inc. (a)	31,496	193,700

		493,904

Construction & Engineering—5.0%
Argan, Inc.	7,618	503,931
IES Holdings, Inc. (a)	21,377	386,924
Layne Christensen Co. (a)	36,014	318,364
Northwest Pipe Co. (a)	17,729	278,522
NV5 Global, Inc. (a)	16,133	606,601

		2,094,342

Construction Materials—1.3%
U.S. Concrete, Inc. (a)	8,259	533,118

Diversified Consumer Services—1.6%
Carriage Services, Inc.	25,293	685,946

Electrical Equipment—0.9%
LSI Industries, Inc.	36,514	368,426

Electronic Equipment, Instruments & Components—2.4%
ePlus, Inc. (a)	3,359	453,633
Mesa Laboratories, Inc.	2,358	289,327
Radisys Corp. (a)	63,405	253,620

		996,580

Energy Equipment & Services—0.6%
Independence Contract Drilling, Inc. (a)	46,684	257,229

Food Products—1.7%
John B Sanfilippo & Son, Inc.	9,517	696,549

Health Care Equipment & Supplies—8.4%
AtriCure, Inc. (a)	18,279	350,043
AxoGen, Inc. (a)	29,682	310,177
CryoLife, Inc. (a)	18,959	315,667
Cutera, Inc. (a)	14,448	299,074
GenMark Diagnostics, Inc. (a)	27,000	346,140
Inogen, Inc. (a)	4,186	324,666
LeMaitre Vascular, Inc.	31,443	774,441
Obalon Therapeutics, Inc. (a)	23,821	254,647
Surmodics, Inc. (a)	13,349	321,043
Tactile Systems Technology, Inc. (a)	12,462	236,155

		3,532,053

Health Care Providers & Services—4.2%
Aceto Corp.	18,015	284,817
BioTelemetry, Inc. (a)	28,984	839,087
Cross Country Healthcare, Inc. (a)	31,283	449,224
RadNet, Inc. (a)	32,869	193,927

		1,767,055

Health Care Technology—1.4%
Vocera Communications, Inc. (a)	23,403	581,097

Hotels, Restaurants & Leisure—3.1%
Carrols Restaurant Group, Inc. (a)	41,198	582,952
Eldorado Resorts, Inc. (a)	26,596	503,329
Red Lion Hotels Corp. (a)	31,881	224,761

		1,311,042

Household Durables—1.9%
Century Communities, Inc. (a)	18,004	457,301
LGI Homes, Inc. (a)	10,491	355,750

		813,051

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	197

Schedule of Investments

March 31, 2017 (Unaudited)

	Shares	Value
Household Products—0.5%
Orchids Paper Products Co.	8,977	$215,448

Insurance—0.2%
Atlas Financial Holdings, Inc. (a)	6,171	84,234

Internet Software & Services—5.0%
Amber Road, Inc. (a)	44,787	345,755
Autobytel, Inc. (a)	18,739	234,800
Five9, Inc. (a)	36,711	604,263
GTT Communications, Inc. (a)	16,542	402,798
Reis, Inc.	9,161	163,982
Xactly Corp. (a)	26,791	318,813

		2,070,411

IT Services—2.9%
Hackett Group, Inc.	35,253	687,081
NCI, Inc., Class A (a)	14,078	211,874
Planet Payment, Inc. (a)	82,406	327,976

		1,226,931

Leisure Equipment & Products—1.2%
Nautilus, Inc. (a)	26,872	490,414

Life Sciences Tools & Services—2.4%
Albany Molecular Research, Inc. (a)	31,442	441,131
NeoGenomics, Inc. (a)	70,562	556,734

		997,865

Machinery—2.6%
DMC Global, Inc.	29,774	369,198
Gencor Industries, Inc. (a)	22,644	338,528
NN, Inc.	14,778	372,405

		1,080,131

Media—1.3%
Entravision Communications Corp., Class A	44,980	278,876
Reading International, Inc., Class A (a)	16,690	259,363

		538,239

Oil, Gas & Consumable Fuels—3.0%
Aegean Marine Petroleum Network, Inc.	31,337	377,611
Bill Barrett Corp. (a)	24,616	112,003
Evolution Petroleum Corp.	42,020	336,160
Ring Energy, Inc. (a)	39,773	430,344

		1,256,118

Pharmaceuticals—5.9%
ANI Pharmaceuticals, Inc. (a)	8,544	423,013
Heska Corp. (a)	7,912	830,602
Intersect ENT, Inc. (a)	13,327	228,558
Paratek Pharmaceuticals, Inc. (a)	5,362	103,219
Revance Therapeutics, Inc. (a)	5,511	114,629
Supernus Pharmaceuticals, Inc. (a)	10,236	320,387
Teligent, Inc. (a)	56,056	437,797

		2,458,205

Professional Services—0.8%
GP Strategies Corp. (a)	13,506	341,702

Road & Rail—0.8%
Celadon Group, Inc.	17,404	113,996
Covenant Transportation Group, Inc., Class A (a)	12,310	231,428

		345,424

Semiconductors & Semiconductor Equipment—5.3%
AXT, Inc. (a)	58,298	338,128

	Shares	Value
CEVA, Inc. (a)	12,883	$457,347
CyberOptics Corp. (a)	10,203	264,768
FormFactor, Inc. (a)	31,025	367,646
Impinj, Inc. (a)	10,801	326,946
PDF Solutions, Inc. (a)	21,060	476,377

		2,231,212

Software—3.8%
Exa Corp. (a)	22,064	280,213
Model N, Inc. (a)	22,969	240,026
Park City Group, Inc. (a)	29,915	369,450
QAD, Inc., Class A	11,058	307,965
Telenav, Inc. (a)	43,280	374,372

		1,572,026

Technology Hardware, Storage & Peripherals—0.9%
USA Technologies, Inc. (a)	91,105	387,196

Thrifts & Mortgage Finance—0.6%
LendingTree, Inc. (a)	1,857	232,775

Wireless Telecommunication Services—1.1%
Boingo Wireless, Inc. (a)	35,732	464,159

Total Common Stock (cost—$27,886,090)		41,294,989

	Principal Amount (000s)
Repurchase Agreements—1.9%
State Street Bank and Trust Co., dated 3/31/17, 0.09%, due 4/3/17, proceeds $811,006; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $828,067 including accrued interest
(cost—$811,000)	$811	811,000

Total Investments (cost—$28,697,090)—100.6%		42,105,989

Liabilities in excess of other assets—(0.6)%		(260,410)

Net Assets—100.0%		$41,845,579

Notes to Schedule of Investments:

(a) Non-income producing.

198	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	199

Statements of Assets and Liabilities

March 31, 2017 (Unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Assets:
Investments, at value	$1,449,889	$—	$—	$—	$—
Investments in Affiliates, at value	49,241,938	58,322,684	63,104,978	49,542,897	45,347,327
Repurchase agreements, at value	2,349,000	2,309,000	951,000	1,578,000	1,155,000
Cash	132	561	750	619	701
Foreign currency, at value	—	—	—	—	—
Deposits with brokers for derivatives collateral	352,367	690,682	716,407	683,164	662,294
Receivable for variation margin on futures contracts	22,802	12,818	24,877	32,237	36,270
Receivable for Fund shares sold	10,936	40,055	29,030	14,849	18,209
Dividends and interest receivable (net of foreign withholding taxes)	6	6	2	4	3
Receivable for investments sold	—	—	—	—	—
Receivable for investments in Affiliates sold	—	—	834,429	—	390,310
Dividends receivable from Affiliates	—	—	—	—	—
Receivable from Investment Manager	—	—	1,245	—	—
Uninvested Cash — Trustees Deferred Compensation Plan (see Note 5)	832	907	944	755	636
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	2,755	2,604	3,923	5,434	2,011
Prepaid expenses and other assets	—	—	—	—	—
Total Assets	53,430,657	61,379,317	65,667,585	51,857,959	47,612,761
Liabilities:
Payable for investments purchased	—	—	—	—	—
Payable for investments in Affiliates purchased	—	—	—	—	—
Payable for Fund shares redeemed	39,739	3,003	17,898	1,901	76,166
Payable for variation margin on futures contracts	30,809	54,135	60,599	56,122	54,721
Administration fees payable	6,674	3,094	—	4,740	5,111
Trustees Deferred Compensation Plan payable (see Note 5)	3,587	3,511	4,867	6,189	2,647
Servicing fees payable	2,810	1,552	1,949	1,948	1,109
Distribution fees payable	671	380	1,119	517	501
Investment management fees payable	—	—	—	—	282
Accrued expenses and other liabilities	—	—	—	—	—
Total Liabilities	84,290	65,675	86,432	71,417	140,537
Net Assets	$53,346,367	$61,313,642	$65,581,153	$51,786,542	$47,472,224

200	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Megatrends	AllianzGI Best Styles Emerging Markets Equity

$—	$—	$—	$12,162,620	$5,140,430	$—	$5,363,627
28,062,529	26,826,541	10,931,901	38,716,036	426,246,085	3,280,699	—
1,205,000	1,353,000	440,000	463,000	24,074,000	181,000	579,000
768	834	501	132	633	559	160
—	—	—	1,966	—	—	159,427
419,727	391,147	202,214	884,587	1,707,393	—	68,505
24,971	24,141	10,852	87,356	382,918	—	2,420
21,893	23,858	18,273	2,861	623,830	—	—
3	3	1	103,191	17,153	—	13,943
—	—	—	—	—	—	11,210
—	—	—	—	—	—	—
—	—	—	49,633	—	—	—
—	—	—	511	—	12,484	34,140
374	339	118	529	5,628	45	109
1,323	2,313	742	7,781	16,600	1,856	450
—	—	—	—	60,723	30,578	47,775
29,736,588	28,622,176	11,604,602	52,480,203	458,275,393	3,507,221	6,280,766

—	—	—	—	—	—	4,094
—	343,185	—	49,637	—	—	—
18,831	1,267	2,281	42,641	423,006	—	—
30,781	30,780	10,531	159,695	693,570	—	—
3,375	2,959	1,275	—	—	—	—
1,697	2,652	860	8,310	22,228	1,901	559
889	706	372	2,782	18,098	10	7
270	625	255	2,590	26,192	—	9
581	872	437	—	69,352	—	—
—	—	—	—	140,922	28,603	32,426
56,424	383,046	16,011	265,655	1,393,368	30,514	37,095
$29,680,164	$28,239,130	$11,588,591	$52,214,548	$456,882,025	$3,476,707	$6,243,671

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	201

Statements of Assets and Liabilities (cont’d)

March 31, 2017 (Unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Net Assets Consist of:
Paid-in-capital	$52,534,194	$59,145,875	$62,143,516	$48,464,460	$44,235,672
Undistributed (dividends in excess of) net investment income	36,800	(45,915)	(52,527)	(117,911)	(139,380)
Accumulated net realized gain (loss)	(482,176)	386,084	585,540	595,019	398,073
Net unrealized appreciation	1,257,549	1,827,598	2,904,624	2,844,974	2,977,859
Net Assets	$53,346,367	$61,313,642	$65,581,153	$51,786,542	$47,472,224
Cost of Investments	$1,462,708	$—	$—	$—	$—
Cost of Investments in Affiliates	$47,962,469	$56,453,495	$60,166,617	$46,675,114	$42,352,240
Cost of Repurchase Agreements	$2,349,000	$2,309,000	$951,000	$1,578,000	$1,155,000
Cost of Foreign Currency	$—	$—	$—	$—	$—
Net Assets:
Class A	$12,835,253	$7,164,913	$8,127,247	$7,861,965	$4,733,578
Class C	422,738	—	740,298	—	123,324
Class R	1,275	203,367	443,592	659,153	366,471
Class P	21,842,483	35,004,658	34,205,377	30,663,691	22,425,881
Institutional Class	—	—	—	—	—
Class R6	17,655,994	18,281,447	20,811,192	11,813,608	19,453,639
Administrative Class	588,624	659,257	1,253,447	788,125	369,331
Shares Issued and Outstanding:
Class A	666,790	413,989	390,920	426,254	222,292
Class C	22,047	—	35,959	—	5,837
Class R	68	11,853	21,419	35,914	17,405
Class P	1,125,608	2,025,413	1,629,653	1,656,122	1,049,464
Institutional Class	—	—	—	—	—
Class R6	908,707	1,056,750	989,241	637,117	908,463
Administrative Class	30,377	38,081	59,805	42,620	17,352
Net Asset Value and Redemption Price Per Share:*
Class A	$19.25	$17.31	$20.79	$18.44	$21.29
Class C	19.17	—	20.59	—	21.13
Class R	18.76	17.16	20.71	18.35	21.06
Class P	19.41	17.28	20.99	18.52	21.37
Institutional Class	—	—	—	—	—
Class R6	19.43	17.30	21.04	18.54	21.41
Administrative Class	19.38	17.31	20.96	18.49	21.28

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

202	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Megatrends	AllianzGI Best Styles Emerging Markets Equity

$27,645,946	$26,237,889	$10,863,203	$51,462,651	$426,113,619	$3,428,758	$5,573,508
(96,206)	(95,289)	(35,184)	192,496	(1,966,357)	(42,571)	(64,139)
186,109	210,655	33,964	(463,638)	1,271,237	72,958	(61,617)
1,944,315	1,885,875	726,608	1,023,039	31,463,526	17,562	795,919
$29,680,164	$28,239,130	$11,588,591	$52,214,548	$456,882,025	$3,476,707	$6,243,671
$—	$—	$—	$11,944,060	$5,135,304	$—	$4,577,920
$26,113,824	$24,934,485	$10,206,239	$37,840,291	$394,488,554	$3,263,137	$—
$1,205,000	$1,353,000	$440,000	$463,000	$24,074,000	$181,000	$579,000
$—	$—	$—	$1,959	$—	$—	$152,239

$4,107,235	$3,097,118	$1,691,665	$9,785,691	$43,884,980	$47,898	$18,465
—	168,647	—	3,128,434	40,169,046	—	14,500
138,893	95,582	85,791	124,197	18,707	—	—
14,018,567	10,572,921	4,713,519	16,125,292	2,840,087	10,937	10,629
—	—	—	—	70,436,186	3,417,872	74,309
10,808,412	13,585,201	4,749,068	21,407,680	299,508,838	—	6,125,768
607,057	719,661	348,548	1,643,254	24,181	—	—

220,915	149,669	94,888	536,227	3,820,322	3,168	1,283
—	8,269	—	171,436	3,454,647	—	1,010
7,541	4,652	4,841	6,533	1,644	—	—
752,994	507,272	262,611	875,066	248,486	722	736
—	—	—	—	6,228,546	225,195	5,150
579,045	649,450	263,566	1,190,179	26,545,516	—	423,290
32,790	34,674	19,518	88,676	2,056	—	—

$18.59	$20.69	$17.83	$18.25	$11.49	$15.12	$14.39
—	20.39	—	18.25	11.63	—	14.35
18.42	20.54	17.72	19.01	11.38	—	—
18.62	20.84	17.95	18.43	11.43	15.15	14.44
—	—	—	—	11.31	15.18	14.43
18.67	20.92	18.02	17.99	11.28	—	14.47
18.51	20.76	17.86	18.53	11.76	—	—

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	203

Statements of Assets and Liabilities (cont’d)

March 31, 2017 (Unaudited)

	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer
Assets:
Investments, at value	$715,727,853	$31,465,141	$120,229,883	$1,118,048,915	$39,016,386
Investments in Affiliates, at value	—	—	—	—	—
Repurchase agreements, at value	6,511,000	412,000	161,000	50,654,000	675,000
Cash	1,034,067	727	362	627,025	494
Foreign currency, at value	2,133,475	189,929	642	—	41,918
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	2,065,204	164,887	134,574	3,320,739	160,556
Receivable for investments sold	—	—	—	11,807,939	—
Deposits with brokers for derivatives collateral	2,239,434	154,222	114,129	—	—
Receivable for Fund shares sold	302,263	2,593	143,166	403,244	—
Receivable from Investment Manager	—	15,281	—	—	—
Tax reclaims receivable	166,024	85,628	—	2,362	1,735
Uninvested Cash — Trustees Deferred Compensation Plan (see Note 5)	6,905	765	1,332	26,039	420
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	19,161	2,660	3,589	72,805	1,283
Receivable for variation margin on futures contracts	96,492	13,144	—	—	—
Prepaid expenses and other assets	45,747	48,450	48,547	82,208	20,003
Total Assets	730,347,625	32,555,427	120,837,224	1,185,045,276	39,917,795
Liabilities:
Payable for investments purchased	—	—	—	21,420,387	—
Payable for Fund shares redeemed	1,932,524	—	334,429	675,856	—
Payable for TBA investments purchased	—	—	—	—	—
Payable for variation margin on futures contracts	41,607	—	—	—	—
Investment management fees payable	172,450	—	14,321	568,368	10,893
Distribution fees payable	13	10	13	36,486	—
Servicing fees payable	252	6	111	30,254	14
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	26,066	3,425	4,921	98,844	1,703
Accrued expenses and other liabilities	43,002	53,111	47,254	518,787	66,524
Total Liabilities	2,215,914	56,552	401,049	23,348,982	79,134
Net Assets	$728,131,711	$32,498,875	$120,436,175	$1,161,696,294	$39,838,661

204	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global Fundamental Strategy	AllianzGI Global Sustainability	AllianzGI Global Water

$39,501,072	$13,504,663	$6,544,127	$256,953,823	$14,217,524	$24,039,152	$509,144,194
—	—	—	—	510,150	—	—
1,455,000	243,000	207,000	19,483,000	780,000	603,000	37,405,000
8,902	355	155	143,785	746	107	382
251,163	14,209	7,441	92,325	20,751	197	5
6,451	—	—	—	23,455	—	—
610,592	48,732	18,213	753,918	91,164	48,634	373,293
253,908	—	—	5,296	—	—	634,324
295,474	—	—	723,863	507,896	—	—
—	961	5,000	37,017	—	2,750	1,142,421
—	5,867	22,717	92,015	4,361	—	—
—	—	4,679	15,192	14,074	16,566	647,803
528	143	61	1,383	270	227	6,349
1,486	413	519	3,131	1,123	680	17,405
—	—	—	1,203,133	34,408	—	—
27,105	19,557	38,694	71,684	20,302	26,640	56,216
42,411,681	13,837,900	6,848,606	279,579,565	16,226,224	24,737,953	549,427,392

500,000	—	—	4,990,616	—	—	—
—	—	67,883	508,473	—	347	1,621,197
—	—	—	19,026,606	—	—	—
—	—	—	519,445	—	—	—
12,971	—	—	—	—	1,519	433,548
61	—	21	1,045	9	—	54,368
46	18	28	1,371	18	31	55,545
—	—	—	—	7,053	—	—
2,014	556	580	4,514	1,393	907	23,754
58,585	98,096	60,193	133,170	49,504	45,048	326,208
573,677	98,670	128,705	25,185,240	57,977	47,852	2,514,620
$41,838,004	$13,739,230	$6,719,901	$254,394,325	$16,168,247	$24,690,101	$546,912,772

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	205

Statements of Assets and Liabilities (cont’d)

March 31, 2017 (Unaudited)

	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer
Net Assets Consist of:
Paid-in-capital	$635,715,770	$33,703,445	$107,019,138	$1,014,600,721	$35,486,887
Undistributed (dividends in excess of) net investment income	4,566,291	(22,579)	585,303	(1,682,321)	72,399
Accumulated net realized gain (loss)	10,759,425	(3,104,919)	1,580,539	(3,101,984)	(1,940,598)
Net unrealized appreciation	77,090,225	1,922,928	11,251,195	151,879,878	6,219,973
Net Assets	$728,131,711	$32,498,875	$120,436,175	$1,161,696,294	$39,838,661
Cost of Investments	$638,801,892	$29,554,412	$108,965,095	$966,169,037	$32,803,606
Cost of Investments in Affiliates	$—	$—	$—	$—	$—
Cost of Repurchase Agreements	$6,511,000	$412,000	$161,000	$50,654,000	$675,000
Cost of Foreign Currency	$2,027,478	$187,980	$640	$—	$42,044
Net Assets:
Class A	$1,201,885	$13,144	$506,390	$82,872,852	$65,113
Class C	21,223	16,598	21,377	55,023,401	—
Class R	—	—	—	963,469	—
Class P	3,250,486	10,445	60,262	78,322,097	—
Institutional Class	2,167,862	38,802	119,008	943,185,980	39,773,548
Class R6	721,490,255	32,419,886	119,729,138	—	—
Administrative Class	—	—	—	1,328,495	—
Shares Issued and Outstanding:
Class A	70,704	942	30,020	2,567,004	4,603
Class C	1,266	1,196	1,275	1,699,531	—
Class R	—	—	—	29,975	—
Class P	191,575	749	3,570	2,447,323	—
Institutional Class	128,781	2,778	7,038	29,549,578	2,797,864
Class R6	42,610,222	2,323,976	7,055,175	—	—
Administrative Class	—	—	—	41,355	—
Net Asset Value and Redemption Price Per Share:*
Class A	$17.00	$13.95	$16.87	$32.28	$14.15
Class C	16.77	13.87	16.77	32.38	—
Class R	—	—	—	32.14	—
Class P	16.97	13.95	16.88	32.00	—
Institutional Class	16.83	13.97	16.91	31.92	14.22
Class R6	16.93	13.95	16.97	—	—
Administrative Class	—	—	—	32.12	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

206	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global Fundamental Strategy	AllianzGI Global Sustainability	AllianzGI Global Water

$41,810,232	$12,934,054	$6,743,916	$243,620,294	$16,144,367	$21,927,277	$478,653,390
(290,022)	(202,619)	69,351	462,155	(608,031)	105,153	(961,499)
(860,810)	(1,018,934)	(277,786)	1,615,139	370,001	155,916	3,901,019
1,178,604	2,026,729	184,420	8,696,737	261,910	2,501,755	65,319,862
$41,838,004	$13,739,230	$6,719,901	$254,394,325	$16,168,247	$24,690,101	$546,912,772
$38,323,700	$11,463,771	$6,359,498	$248,963,848	$14,017,234	$21,536,751	$443,773,741
$—	$—	$—	$—	$498,354	$—	$—
$1,455,000	$243,000	$207,000	$19,483,000	$780,000	$603,000	$37,405,000
$256,288	$13,968	$7,407	$88,266	$20,835	$197	$6

$122,369	$86,288	$154,104	$4,175,535	$72,055	$150,053	$174,586,388
93,190	—	33,970	1,003,817	14,067	—	86,182,708
—	—	—	190,839	—	—	—
11,029	—	10,215	10,975,400	11,402	17,851	190,680,590
41,611,416	13,652,942	6,521,612	34,408,687	16,070,723	24,522,197	95,463,086
—	—	—	203,619,224	—	—	—
—	—	—	20,823	—	—	—

8,345	5,164	10,598	219,470	4,833	9,191	12,433,132
6,325	—	2,350	53,795	943	—	6,390,320
—	—	—	10,096	—	—	—
754	—	698	578,423	760	1,084	13,525,409
2,847,774	833,087	446,748	1,802,867	1,066,718	1,489,964	6,883,852
—	—	—	10,696,862	—	—	—
—	—	—	1,093	—	—	—

$14.66	$16.71	$14.54	$19.03	$14.91	$16.33	$14.04
14.73	—	14.45	18.66	14.92	—	13.49
—	—	—	18.90	—	—	—
14.63	—	14.62	18.97	15.01	16.47	14.10
14.61	16.39	14.60	19.09	15.07	16.46	13.87
—	—	—	19.04	—	—	—
—	—	—	19.05	—	—	—

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	207

Statements of Assets and Liabilities (cont’d)

March 31, 2017 (Unaudited)

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return
Assets:
Investments, at value	$326,791,045	$28,413,392	$88,513,881	$35,272,256	$857,571
Investments in Affiliates, at value	—	—	—	—	2,625,501
Repurchase agreements, at value	9,774,000	294,000	4,218,000	1,216,000	849,000
Cash	160	2,651	597	27	545
Foreign currency, at value	—	3,884	106,863	—	10,107
Dividends and interest receivable (net of foreign withholding taxes)	6,029,230	57,774	252,059	5,040	2,068
Receivable for investments sold	306,489	—	53,983	25,754	—
Deposits with brokers for derivatives collateral	—	—	—	—	48,629
Receivable for Fund shares sold	180,254	—	52,339	4,894	—
Receivable from Investment Manager	—	—	—	—	16,004
Tax reclaims receivable	—	9,239	84,865	—	15
Uninvested Cash — Trustees Deferred Compensation Plan (see Note 5)	5,129	153	1,484	571	60
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	14,576	1,097	4,259	7,456	263
Receivable for variation margin on futures contracts	—	—	—	—	11,743
Prepaid expenses and other assets	70,584	22,731	61,314	31,721	34,567
Total Assets	343,171,467	28,804,921	93,349,644	36,563,719	4,456,073
Liabilities:
Payable for investments purchased	2,015,481	—	480,153	74,905	143,482
Payable for investments in Affiliates purchased	—	—	—	—	124,891
Payable for Fund shares redeemed	557,079	—	636,724	64,441	6,600
Payable for variation margin on futures contracts	—	—	—	—	3,091
Options written, at value	—	—	—	—	—
Investment management fees payable	137,270	2,332	52,850	26,914	—
Distribution fees payable	8,438	—	1,501	—	43
Servicing fees payable	14,987	11	1,771	595	156
Unrealized depreciation of forward foreign currency contracts	—	—	764	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	19,705	1,250	5,743	8,027	323
Accrued expenses and other liabilities	97,415	37,309	155,552	58,228	44,078
Total Liabilities	2,850,375	40,902	1,335,058	233,110	322,664
Net Assets	$340,321,092	$28,764,019	$92,014,586	$36,330,609	$4,133,409

208	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged

$22,972,903	$18,686,249	$4,558,677	$971,170	$1,561,241,127	$344,346,533	$3,806,723
—	—	—	—	—	—	—
712,000	231,000	—	—	108,067,000	58,560,000	382,000
886	565	20,471	67,504	30,213	280	647
317,688	6,576	66,887	474	—	—	—
72,965	48,041	11,786	4,610	22,824,120	1,283,279	19,630
346,949	—	—	—	13,173,027	22,445,166	707,190
—	—	—	—	—	3,232,810	637
938,753	750	—	—	6,918,641	1,824,246	—
17,380	5,355	21,555	20,132	—	—	13,786
—	9,797	8,686	32,150	—	—	—
172	338	161	512	16,818	2,844	135
520	2,120	633	1,588	44,052	7,410	873
—	—	—	—	—	—	—
34,958	19,146	24,403	33,563	79,951	58,557	34,230
25,415,174	19,009,937	4,713,259	1,131,703	1,712,394,949	431,761,125	4,965,851

393,298	—	—	—	13,648,576	36,330,483	109
—	—	—	—	—	—	—
37,116	9,359	11,368	—	2,746,526	958,924	—
—	—	—	—	—	—	—
—	—	—	—	—	11,834,250	2,540
—	—	—	—	658,445	148,148	—
158	2,942	462	83	31,092	9,343	168
774	1,773	437	74	74,095	25,539	185
470	—	—	—	—	—	—
692	2,458	794	2,100	60,870	10,254	1,008
120,290	59,358	28,251	56,044	325,754	40,299	41,357
552,798	75,890	41,312	58,301	17,545,358	49,357,240	45,367
$24,862,376	$18,934,047	$4,671,947	$1,073,402	$1,694,849,591	$382,403,885	$4,920,484

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	209

Statements of Assets and Liabilities (cont’d)

March 31, 2017 (Unaudited)

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return
Net Assets Consist of:
Paid-in-capital	$367,777,409	$27,915,004	$79,724,192	$29,872,113	$4,849,424
Undistributed (dividends in excess of) net investment income	(1,741,751)	(592)	(541,800)	(514,453)	6,930
Accumulated net realized gain (loss)	(32,016,320)	(219,312)	(1,274,433)	(1,687,330)	(710,180)
Net unrealized appreciation (depreciation)	6,301,754	1,068,919	14,106,627	8,660,279	(12,765)
Net Assets	$340,321,092	$28,764,019	$92,014,586	$36,330,609	$4,133,409
Cost of Investments	$320,489,291	$27,345,111	$74,399,636	$26,611,977	$797,024
Cost of Investments in Affiliates	$—	$—	$—	$—	$2,703,936
Cost of Repurchase Agreements	$9,774,000	$294,000	$4,218,000	$1,216,000	$849,000
Cost of Foreign Currency	$—	$3,825	$105,550	$—	$10,210
Premiums Received for Options Written	$—	$—	$—	$—	$—
Net Assets:
Class A	$56,000,782	$51,804	$5,318,547	$2,787,404	$673,077
Class C	12,364,333	—	2,278,130	—	61,067
Class R	1,234,334	—	117,970	—	—
Class P	52,868,915	—	44,450,919	1,809,217	9,460
Institutional Class	216,303,862	28,712,215	25,576,555	31,733,988	3,389,805
Class R6	—	—	14,272,465	—	—
Administrative Class	1,548,866	—	—	—	—
Shares Issued and Outstanding:
Class A	6,057,409	3,137	154,279	196,057	51,285
Class C	1,339,478	—	67,754	—	4,643
Class R	138,894	—	3,478	—	—
Class P	5,940,069	—	1,286,073	126,575	713
Institutional Class	24,229,316	1,726,034	713,849	2,208,785	254,808
Class R6	—	—	397,977	—	—
Administrative Class	176,178	—	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$9.25	$16.52	$34.47	$14.22	$13.12
Class C	9.23	—	33.62	—	13.15
Class R	8.89	—	33.92	—	—
Class P	8.90	—	34.56	14.29	13.27
Institutional Class	8.93	16.63	35.83	14.37	13.30
Class R6	—	—	35.86	—	—
Administrative Class	8.79	—	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

210	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged

$24,210,123	$19,747,796	$5,187,072	$8,224,826	$1,742,953,736	$376,224,547	$5,322,176
(37,416)	35,874	(18,154)	(93,269)	(16,065,535)	491,123	19,816
(1,366,462)	(2,137,859)	(784,933)	(7,061,303)	(33,084,626)	4,041,207	(798,356)
2,056,131	1,288,236	287,962	3,148	1,046,016	1,647,008	376,848
$24,862,376	$18,934,047	$4,671,947	$1,073,402	$1,694,849,591	$382,403,885	$4,920,484
$20,883,326	$17,398,702	$4,270,032	$965,861	$1,560,195,111	$344,813,550	$3,456,881
$—	$—	$—	$—	$—	$—	$—
$712,000	$231,000	$—	$—	$108,067,000	$58,560,000	$382,000
$316,756	$6,545	$66,372	$472	$—	$—	$—
$—	$—	$—	$—	$—	$13,948,275	$29,546

$4,812,969	$3,598,685	$1,253,323	$215,343	$196,277,478	$102,742,536	$603,105
335,009	4,529,686	728,534	132,556	146,287,683	14,765,401	265,760
—	—	—	—	—	—	—
14,103,024	1,868,773	103,388	163,408	868,683,354	90,582,000	18,274
5,611,374	8,936,903	1,309,687	562,095	402,499,426	135,839,483	4,033,345
—	—	1,277,015	—	81,101,650	38,474,465	—
—	—	—	—	—	—	—

315,260	217,842	70,677	13,171	12,932,815	6,498,841	35,537
21,840	282,938	43,017	8,146	9,655,163	962,011	16,269
—	—	—	—	—	—	—
930,446	113,993	6,029	9,895	57,418,334	5,735,982	1,089
361,523	549,408	73,602	34,244	26,587,126	8,521,173	236,317
—	—	75,051	—	5,357,514	2,429,254	—
—	—	—	—	—	—	—

$15.27	$16.52	$17.73	$16.35	$15.18	$15.81	$16.97
15.34	16.01	16.94	16.27	15.15	15.35	16.34
—	—	—	—	—	—	—
15.16	16.39	17.15	16.51	15.13	15.79	16.79
15.52	16.27	17.79	16.41	15.14	15.94	17.07
—	—	17.02	—	15.14	15.84	—
—	—	—	—	—	—	—

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	211

Statements of Assets and Liabilities (cont’d)

March 31, 2017 (Unaudited)

	AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap
Assets:
Investments, at value	$16,401,699	$41,294,989
Repurchase agreements, at value	581,000	811,000
Cash	585	699
Dividends and interest receivable (net of foreign withholding taxes)	4,569	5,904
Receivable for investments sold	—	63,172
Receivable for Fund shares sold	587	280
Receivable from Investment Manager	8,439	—
Uninvested Cash — Trustees Deferred Compensation Plan (see Note 5)	392	962
Investments in Affiliated Funds — Trustees Deferred Compensation Plan (see Note 5)	616	7,117
Prepaid expenses and other assets	45,432	33,372
Total Assets	17,043,319	42,217,495
Liabilities:
Payable for investments purchased	—	179,984
Payable for Fund shares redeemed	—	52,331
Investment management fees payable	—	53,369
Distribution fees payable	313	—
Servicing fees payable	256	3,089
Trustees Deferred Compensation Plan payable (see Note 5)	1,008	8,079
Accrued expenses and other liabilities	56,480	75,064
Total Liabilities	58,057	371,916
Net Assets	$16,985,262	$41,845,579
Net Assets Consist of:
Paid-in-capital	$14,666,748	$26,109,466
Dividends in excess of net investment income	(227,903)	(1,088,955)
Accumulated net realized gain (loss)	(412,327)	3,416,169
Net unrealized appreciation	2,958,744	13,408,899
Net Assets	$16,985,262	$41,845,579
Cost of Investments	$13,442,955	$27,886,090
Cost of Repurchase Agreements	$581,000	$811,000

212	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

	AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap
Net Assets:
Class A	$610,142	$14,163,132
Class C	447,964	—
Class R	128,535	—
Class P	666,060	6,859,098
Institutional Class	15,132,561	20,823,349
Shares Issued and Outstanding:
Class A	51,337	662,854
Class C	40,511	—
Class R	11,047	—
Class P	54,959	316,829
Institutional Class	1,237,819	959,762
Net Asset Value and Redemption Price Per Share:*
Class A	$11.89	$21.37
Class C	11.06	—
Class R	11.64	—
Class P	12.12	21.65
Institutional Class	12.23	21.70

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	213

Statements of Operations

Six Months ended March 31, 2017 (Unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Investment Income:
Dividends from investments in Affiliates	$529,334	$439,093	$456,599	$527,887	$546,635
Dividends, net of foreign withholding taxes*	26,984	1,159	—	—	—
Contribution from Investment Manager (see Note 6)	2,023	4,177	4,445	—	—
Interest	468	402	429	313	311
Total Investment Income	558,809	444,831	461,473	528,200	546,946
Expenses:
Investment management	13,188	14,290	15,913	12,915	11,177
Administration	43,024	41,596	46,513	41,504	29,562
Distribution — Class C	1,576	—	2,615	—	481
Distribution — Class R	459	888	2,402	1,762	1,773
Servicing — Class A	16,051	8,608	9,522	11,244	5,375
Servicing — Class C	525	—	872	—	160
Servicing — Class R	459	888	2,402	1,762	1,773
Distribution and/or servicing — Administrative Class	663	700	1,572	860	440
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Legal	433	472	505	403	343
Trustees	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Insurance	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Recoupment	—	—	—	—	—
Line of credit commitment	469	509	556	446	381
Miscellaneous	658	708	828	761	682
Total Expenses	77,505	68,659	83,700	71,657	52,147
Less: Fee Waiver/Reimbursement from Investment Manager	(39,988)	(46,174)	(48,785)	(26,325)	(9,947)
Net Expenses	37,517	22,485	34,915	45,332	42,200
Net Investment Income	521,292	422,346	426,558	482,868	504,746

214	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Megatrends	AllianzGI Best Styles Emerging Markets Equity

$352,706	$347,043	$123,412	$978,922	$8,303,791	$17,011	$—
—	—	—	393,646	—	—	36,193
—	—	—	7,739	—	1,271	—
180	183	80	212	15,753	17	69
352,886	347,226	123,492	1,380,519	8,319,544	18,299	36,262

6,664	6,461	2,390	12,822	1,571,796	—	11,512
18,925	15,832	6,473	39,081	—	—	—
—	578	—	12,187	157,921	—	50
662	783	380	519	22	—	—
4,753	2,649	1,524	12,579	60,902	54	16
—	193	—	4,062	52,640	—	17
662	783	380	519	22	—	—
605	836	392	1,267	33	—	—
—	—	—	—	17,331	7	—
—	—	—	—	14,311	—	—
—	—	—	—	34,039	4	—
209	181	62	397	28,168	4,202	4,649
—	—	—	—	24,199	162	469
—	—	—	—	39,975	20,235	105,942
—	—	—	—	22,462	4,778	5,400
—	—	—	—	37,199	2,263	3,316
—	—	—	—	8,588	2,457	2,625
—	—	—	—	20,461	16,981	19,343
—	—	—	—	50,459	21,341	36,087
—	—	279	—	—	—	—
230	207	72	439	3,939	27	79
385	343	93	1,284	11,149	1,176	2,505
33,095	28,846	12,045	85,156	2,155,616	73,687	192,010
(3,827)	(1,661)	(566)	(46,499)	(1,180,986)	(73,623)	(174,560)
29,268	27,185	11,479	38,657	974,630	64	17,450
323,618	320,041	112,013	1,341,862	7,344,914	18,235	18,812

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	215

Statements of Operations (cont’d)

Six Months ended March 31, 2017 (Unaudited)

	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035	AllianzGI Retirement 2040
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$72,374	$95,711	$109,354	$78,708	$93,168
Investments in Affiliates	1,146,018	1,689,516	1,937,436	1,346,141	951,185
Futures contracts	(23,714)	184,145	149,670	182,743	109,285
Foreign currency transactions	(216)	(176)	98	(178)	(185)
Net capital gain distributions received from underlying Affiliated funds	92,145	55,759	31,351	95,812	120,791
Net capital gain distributions received from underlying funds	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	(112,298)	(114,111)	(117,776)	(85,864)	(102,184)
Investments in Affiliates	(164,342)	194,340	1,052,224	1,458,641	1,759,410
Futures contracts	1,264	(33,155)	(24,617)	(15,352)	(8,007)
Foreign currency transactions	(1,094)	(274)	1,985	1,076	1,223
Net realized and change in unrealized gain (loss)	1,010,137	2,071,755	3,139,725	3,061,727	2,924,686
Net Increase in Net Assets Resulting from Investment Operations	$1,531,429	$2,494,101	$3,566,283	$3,544,595	$3,429,432
* Foreign withholding taxes	$—	$—	$—	$—	$—

216	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Megatrends	AllianzGI Best Styles Emerging Markets Equity

$47,162	$43,681	$16,909	$308,928	$(449,378)	$—	$722,022
637,394	469,223	257,098	884,247	1,095,287	—	—
22,627	31,685	12,597	(643,353)	107,839	—	3,147
(41)	(71)	(13)	(3,790)	(48,808)	—	(937)
84,242	84,125	29,893	29,364	2,582,734	33,945	—
—	—	—	24,178	—	—	—

(52,570)	(48,701)	(18,586)	(62,251)	5,126	—	(330,577)
1,078,383	1,256,853	389,749	(502,171)	6,981,843	60,376	—
3,215	2,362	3,101	(56,235)	(537,449)	—	13,510
1,420	458	625	1,073	7,819	—	(4,353)
1,821,832	1,839,615	691,373	(20,010)	9,745,013	94,321	402,812
$2,145,450	$2,159,656	$803,386	$1,321,852	$17,089,927	$112,556	$421,624
$—	$—	$—	$817	$—	$—	$5,908

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	217

Statements of Operations (cont’d)

Six Months ended March 31, 2017 (Unaudited)

	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer
Investment Income:
Interest, net of foreign withholding taxes*	$3,500	$42	$771	$10,183,348	$94
Dividends, net of foreign withholding taxes*	7,376,579	337,824	1,133,813	5,487,563	365,549
Dividends from investments in Affiliates	—	—	—	—	—
Miscellaneous	17	—	—	—	—
Total Investment Income	7,380,096	337,866	1,134,584	15,670,911	365,643
Expenses:
Investment management	1,041,810	47,385	150,560	3,934,980	170,428
Distribution — Class C	46	58	46	223,229	—
Distribution — Class R	—	—	—	1,256	—
Administrative servicing — Class P	1,435	—	29	41,666	—
Servicing — Class A	5,972	15	417	257,191	66
Servicing — Class C	15	19	15	74,410	—
Servicing — Class R	—	—	—	1,256	—
Distribution and/or servicing — Administrative Class	—	—	—	1,701	—
Sub-transfer agent — Class A	6,593	—	5	140,822	6,384
Sub-transfer agent — Class C	—	—	—	24,304	—
Sub-transfer agent — Class R	—	—	—	1,626	—
Sub-transfer agent — Institutional Class	639	—	582	164,523	258
Sub-transfer agent — Administrative Class	—	—	—	50	—
Legal	23,728	7,494	9,943	66,031	6,315
Trustees	32,726	2,777	5,136	82,999	2,061
Audit and tax services	17,917	17,995	19,364	37,288	21,418
Registration	44,694	36,510	36,139	61,735	14,803
Custodian and accounting agent	199,325	110,096	49,189	100,928	90,769
Shareholder communications	20,159	6,986	7,736	109,012	5,961
Transfer agent	14,717	4,295	5,191	42,153	3,093
Excise tax	—	—	—	—	—
Recoupment	1,158	—	—	—	—
Insurance	9,649	3,565	3,758	22,149	3,041
Line of credit commitment	5,429	447	836	12,506	344
Miscellaneous	11,465	3,341	3,781	29,734	2,140
Total Expenses	1,437,477	240,983	292,727	5,431,549	327,081
Less: Fee Waiver/Reimbursement from Investment Manager	(29,862)	(168,976)	(90,482)	—	(99,407)
Net Expenses	1,407,615	72,007	202,245	5,431,549	227,674
Net Investment Income (Loss)	5,972,481	265,859	932,339	10,239,362	137,969

218	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global Fundamental Strategy	AllianzGI Global Sustainability	AllianzGI Global Water

$1,331,161	$31	$35	$628,076	$128,192	$122	$5,637
—	65,737	132,548	1,453,324	76,710	219,503	3,030,388
—	—	—	7,975	18,335	—	—
—	—	—	—	—	—	—
1,331,161	65,768	132,583	2,089,375	223,237	219,625	3,036,025

156,472	74,812	25,173	826,986	58,947	91,433	2,439,520
358	—	84	3,721	51	—	318,881
—	—	—	209	—	—	—
—	—	—	2,118	—	—	72,208
167	115	82	6,138	131	156	257,828
119	—	28	1,240	17	—	106,294
—	—	—	209	—	—	—
—	—	—	25	—	—	—
88	5,606	13	1,108	—	6,004	94,278
18	—	—	329	—	—	43,315
—	—	—	147	—	—	—
193	751	186	4,053	260	20	17,214
—	—	—	—	—	—	—
9,355	5,516	4,683	17,467	8,585	4,714	23,622
2,135	556	264	8,688	888	1,113	25,356
26,876	23,417	18,470	16,464	18,472	18,636	25,456
27,761	13,867	27,055	48,154	23,858	19,554	42,382
41,533	90,816	92,564	291,659	41,552	38,901	116,469
6,414	5,325	5,039	12,623	5,542	5,043	84,740
3,842	1,988	3,081	9,462	3,158	2,587	28,643
—	—	2,850	—	—	—	—
—	—	—	—	—	—	—
3,186	2,560	2,465	3,217	2,717	2,771	7,929
349	107	49	1,198	133	191	4,281
3,649	1,829	2,478	9,135	3,945	2,011	6,214
282,515	227,265	184,564	1,264,350	168,256	193,134	3,714,630
(83,253)	(133,482)	(151,574)	(401,031)	(88,130)	(84,204)	—
199,262	93,783	32,990	863,319	80,126	108,930	3,714,630
1,131,899	(28,015)	99,593	1,226,056	143,111	110,695	(678,605)

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	219

Statements of Operations (cont’d)

Six Months ended March 31, 2017 (Unaudited)

	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$11,960,367	$(636,740)	$1,345,559	$86,076,572	$868,676
Investments in Affiliates	—	—	—	—	—
Futures contracts	254,848	(12,635)	545,472	—	—
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Foreign currency transactions	(239,195)	(62,768)	(543)	—	(8,184)
Net change in unrealized appreciation/depreciation of:
Investments	48,137,446	2,886,043	7,675,719	(17,946,366)	892,499
Investments in Affiliates	—	—	—	—	—
Futures contracts	(82,398)	12,997	(88,800)	—	—
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Foreign currency transactions	147,251	5,304	11	—	8,610
Net realized and change in unrealized gain (loss)	60,178,319	2,192,201	9,477,418	68,130,206	1,761,601
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$66,150,800	$2,458,060	$10,409,757	$78,369,568	$1,899,570
* Foreign withholding taxes	$427,990	$33,916	$2,722	$—	$51,775

220	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Dynamic Allocation	AllianzGI Global Fundamental Strategy	AllianzGI Global Sustainability	AllianzGI Global Water

$461,286	$293,723	$(142,983)	$(1,065,408)	$306,166	$179,433	$7,752,907
—	—	—	854,359	—	—	—
20,287	—	—	2,122,612	(35,879)	—	—
11,711	—	—	—	40,740	—	—
(24,151)	—	—	—	—	—	—
21,358	(6,729)	(1,840)	5,113	140,239	(4,090)	(106,213)

(911,295)	1,029,328	293,559	7,884,821	(368,312)	957,865	(15,978,666)
—	—	—	(949,529)	11,796	—	—
—	—	—	596,932	60,437	—	—
—	—	—	—	(12,984)	—	—
(54,273)	—	—	—	—	—	—
11,340	1,429	(185)	21,443	(3,229)	(790)	(7,386)
(463,737)	1,317,751	148,551	9,470,343	138,974	1,132,418	(8,339,358)
$668,162	$1,289,736	$248,144	$10,696,399	$282,085	$1,243,113	$(9,017,963)
$175	$11,293	$9,371	$67,212	$5,228	$10,309	$62,927

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	221

Statements of Operations (cont’d)

Six Months ended March 31, 2017 (Unaudited)

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return
Investment Income:
Interest	$11,373,243	$37	$376	$162	$57
Dividends, net of foreign withholding taxes*	—	149,136	392,434	65,126	18,290
Dividends from investments in Affiliates	—	—	—	—	24,386
Miscellaneous	141,004	—	74	—	—
Total Investment Income	11,514,247	149,173	392,884	65,288	42,733
Expenses:
Investment management	850,618	107,528	437,685	217,946	14,697
Distribution — Class C	50,835	—	9,552	—	276
Distribution — Class R	1,601	—	160	—	—
Administrative servicing — Class P	22,193	—	—	649	—
Servicing — Class A	73,591	60	10,433	3,929	623
Servicing — Class C	16,945	—	3,184	—	92
Servicing — Class R	1,601	—	160	—	—
Distribution and/or servicing — Administrative Class	2,320	—	—	—	—
Sub-transfer agent — Class A	40,857	30	6,775	2,221	69
Sub-transfer agent — Class C	5,688	—	1,415	—	18
Sub-transfer agent — Class R	1,942	—	174	—	—
Sub-transfer agent — Institutional Class	38,229	53	15,937	14,047	215
Legal	21,634	4,191	8,014	5,289	5,248
Trustees	18,754	769	4,505	1,787	201
Audit and tax services	26,181	19,343	20,521	18,831	16,896
Registration	47,456	16,706	39,580	18,900	24,483
Custodian and accounting agent	44,175	46,337	113,249	35,592	42,503
Shareholder communications	30,711	5,018	9,385	6,763	4,963
Transfer agent	21,075	1,976	11,504	4,707	3,026
Excise tax	2,969	—	—	—	—
Recoupment	—	—	—	—	—
Insurance	7,372	2,460	3,923	3,024	2,463
Line of credit commitment	3,098	157	778	297	32
Miscellaneous	10,115	2,906	3,597	3,443	2,529
Total Expenses	1,339,960	207,534	700,531	337,425	118,334
Less: Fee Waiver/Reimbursement from Investment Manager	—	(79,596)	(147,553)	(67,362)	(105,548)
Net Expenses	1,339,960	127,938	552,978	270,063	12,786
Net Investment Income (Loss)	10,174,287	21,235	(160,094)	(204,775)	29,947

222	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged

$138	$78	$4	$203	$35,722,483	$10,324	$41
222,634	311,812	60,189	184,441	—	2,111,056	47,537
—	—	—	—	—	—	—
—	—	—	—	182,136	665	2
222,772	311,890	60,193	184,644	35,904,619	2,122,045	47,580

79,090	84,233	24,797	113,748	3,478,615	951,916	17,627
582	18,477	3,007	765	175,885	52,220	1,001
—	—	—	—	—	—	—
2,022	389	29	75	273,338	21,114	—
6,148	4,876	2,620	287	278,419	134,919	765
194	6,159	1,002	255	175,885	17,407	334
—	—	—	—	—	—	—
—	—	—	—	—	—	—
5,218	7,461	8,568	189	66,425	38,314	4,111
40	2,073	610	88	38,793	4,870	125
—	—	—	—	—	—	—
2,159	663	584	725	41,022	22,010	1,304
4,889	6,102	5,131	5,845	44,622	23,780	4,756
709	947	492	1,772	63,261	13,816	269
29,687	18,541	15,999	20,026	19,325	18,330	15,251
24,878	24,083	30,547	24,621	71,505	53,982	24,827
139,240	38,984	61,209	62,595	75,934	74,297	34,847
6,467	6,320	5,775	5,981	71,639	44,106	5,449
3,465	4,618	4,284	3,607	55,140	28,635	3,263
—	—	—	—	—	—	—
—	—	—	—	5,264	53,802	—
2,560	2,653	2,633	3,105	15,545	4,990	2,548
113	152	75	320	11,240	2,422	50
5,116	3,367	3,117	3,494	23,655	4,952	2,776
312,577	230,098	170,479	247,498	4,985,512	1,565,882	119,303
(198,750)	(109,601)	(133,898)	(117,782)	(2,477)	(88,613)	(91,965)
113,827	120,497	36,581	129,716	4,983,035	1,477,269	27,338
108,945	191,393	23,612	54,928	30,921,584	644,776	20,242

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	223

Statements of Operations (cont’d)

Six Months ended March 31, 2017 (Unaudited)

	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap	AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(1,223,564)	$(103,622)	$2,385,808	$1,438,608	$31,985
Investments in Affiliates	—	—	—	—	(197,934)
Futures contracts	—	—	—	—	19,818
Options written	—	—	—	—	—
Foreign currency transactions	—	(3,295)	(27,868)	—	(125)
Payments from Affiliates (See Note 13)	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	5,288,453	367,562	(1,669,667)	960,725	(102,154)
Investments in Affiliates	—	—	—	—	132,322
Futures contracts	—	—	—	—	9,468
Options written	—	—	—	—	—
Unfunded loan commitments	49,286	—	—	—	—
Foreign currency transactions	—	639	(6,807)	—	(459)
Net realized and change in unrealized gain (loss)	4,114,175	261,284	681,466	2,399,333	(107,079)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$14,288,462	$282,519	$521,372	$2,194,558	$(77,132)
*Foreign withholding taxes	$—	$15,114	$38,357	$—	$498

224	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged

$382,820	$626,301	$(36,646)	$188,473	$952,138	$20,711,259	$(210,521)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	(16,296,308)	176,122
(27,057)	(11,370)	(10,462)	(73,183)	—	—	—
299	—	—	30,285	—	—	—

1,052,138	813,728	(163,088)	(527,171)	(1,983,105)	169,327	345,392
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	2,535,261	(28,110)
—	—	—	—	—	—	—
2,965	672	663	(871)	—	—	—
1,411,165	1,429,331	(209,533)	(382,467)	(1,030,967)	7,119,539	282,883
$1,520,110	$1,620,724	$(185,921)	$(327,539)	$29,890,617	$7,764,315	$303,125
$25,368	$12,975	$6,628	$20,196	$—	$—	$—

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	225

Statements of Operations (cont’d)

Six Months ended March 31, 2017 (Unaudited)

	AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap
Investment Income:
Interest	$78	$97
Dividends, net of foreign withholding taxes*	39,052	106,865
Total Investment Income	39,130	106,962
Expenses:
Investment management	66,725	334,681
Distribution — Class C	1,761	—
Distribution — Class R	100	—
Administrative servicing — Class P	229	2,311
Servicing — Class A	1,189	21,060
Servicing — Class C	587	—
Servicing — Class R	100	—
Sub-transfer agent — Class A	4,362	14,934
Sub-transfer agent — Class C	374	—
Sub-transfer agent — Institutional Class	8,017	10,697
Legal	5,970	5,951
Trustees	1,059	2,339
Audit and tax services	15,600	18,832
Registration	28,797	21,274
Custodian and accounting agent	39,742	35,762
Shareholder communications	5,665	8,698
Transfer agent	6,071	6,131
Excise tax	—	631
Insurance	2,807	3,272
Line of credit commitment	171	397
Miscellaneous	2,982	3,745
Total Expenses	192,308	490,715
Less: Fee Waiver/Reimbursement from Investment Manager	(108,076)	—
Net Expenses	84,232	490,715
Net Investment Loss	(45,102)	(383,753)
Realized and Change in Unrealized Gain (Loss):
Net realized gain on Investments	2,407,771	4,037,772
Net change in unrealized appreciation/depreciation of investments	(1,203,533)	(947,089)
Net realized and change in unrealized gain	1,204,238	3,090,683
Net Increase in Net Assets Resulting from Investment Operations	$1,159,136	$2,706,930
* Foreign withholding taxes	$132	$—

226	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

(THIS PAGE INTENTIONALLY LEFT BLANK)

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	227

Statements of Changes in Net Assets

	AllianzGI Retirement 2020		AllianzGI Retirement 2025

	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$521,292	$1,566,950	$422,346	$1,653,428
Net realized gain (loss)	1,286,607	(38,259)	2,024,955	51,690
Net change in unrealized appreciation/depreciation	(276,470)	4,103,248	46,800	4,707,268
Net increase in net assets resulting from investment operations	1,531,429	5,631,939	2,494,101	6,412,386
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(314,038)	(595,528)	(122,193)	(563,042)
Class C	(8,548)	(7,610)	—	—
Class R	(9,351)	(20,395)	(18,282)	(22,099)
Class P	(724,018)	(797,874)	(951,555)	(1,080,525)
Class R6	(368,801)	(436,891)	(348,228)	(382,398)
Administrative Class	(14,448)	(59,872)	(12,039)	(40,396)
Net realized capital gains:
Class A	—	—	(5,755)	—
Class C	—	—	—	—
Class R	—	—	(754)	—
Class P	—	—	(30,725)	—
Class R6	—	—	(10,972)	—
Administrative Class	—	—	(496)	—
Total dividends and distributions to shareholders	(1,439,204)	(1,918,170)	(1,500,999)	(2,088,460)
Fund Share Transactions:
Net proceeds from the sale of shares	9,276,652	11,998,663	9,726,387	13,883,221
Issued in reinvestment of dividends and distributions	1,435,551	1,917,422	1,486,604	2,064,577
Cost of shares redeemed	(10,759,928)	(31,476,088)	(6,143,876)	(33,447,703)
Net increase (decrease) from Fund share transactions	(47,725)	(17,560,003)	5,069,115	(17,499,905)
Total increase (decrease) in net assets	44,500	(13,846,234)	6,062,217	(13,175,979)
Net Assets:
Beginning of period	53,301,867	67,148,101	55,251,425	68,427,404
End of period*	$53,346,367	$53,301,867	$61,313,642	$55,251,425
* Including undistributed (dividends in excess of) net investment income of:	$36,800	$954,712	$(45,915)	$984,036

228	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2030		AllianzGI Retirement 2035		AllianzGI Retirement 2040

Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016

$426,558	$1,564,351	$482,868	$949,692	$504,746	$664,544
2,227,909	(140,434)	1,703,226	76,608	1,274,244	401,680
911,816	5,092,166	1,358,501	4,198,593	1,650,442	3,487,610
3,566,283	6,516,083	3,544,595	5,224,893	3,429,432	4,553,834

(128,752)	(446,854)	(167,435)	(341,963)	(72,360)	(164,686)
(9,740)	(13,670)	—	—	(1,802)	(2,949)
(42,799)	(55,314)	(30,051)	(36,323)	(33,676)	(26,667)
(812,248)	(940,472)	(734,209)	(810,229)	(547,161)	(439,848)
(420,128)	(429,074)	(241,355)	(184,982)	(408,413)	(319,410)
(25,169)	(56,360)	(14,178)	(19,510)	(7,153)	(11,823)

(27,656)	—	(43,348)	—	(72,948)	(10,892)
(2,597)	—	—	—	(2,318)	(265)
(8,838)	—	(8,219)	—	(30,988)	(1,774)
(126,596)	—	(149,417)	—	(388,536)	(22,364)
(63,529)	—	(46,996)	—	(280,126)	(15,802)
(4,716)	—	(3,283)	—	(6,053)	(667)
(1,672,768)	(1,941,744)	(1,438,491)	(1,393,007)	(1,851,534)	(1,017,147)

8,542,915	16,200,938	7,001,341	11,823,510	7,554,896	12,003,864
1,653,530	1,917,937	1,421,045	1,371,559	1,838,433	1,011,803
(8,609,251)	(29,171,828)	(9,388,297)	(20,805,948)	(6,193,500)	(18,642,360)
1,587,194	(11,052,953)	(965,911)	(7,610,879)	3,199,829	(5,626,693)
3,480,709	(6,478,614)	1,140,193	(3,778,993)	4,777,727	(2,090,006)

62,100,444	68,579,058	50,646,349	54,425,342	42,694,497	44,784,503
$65,581,153	$62,100,444	$51,786,542	$50,646,349	$47,472,224	$42,694,497
$(52,527)	$959,751	$(117,911)	$586,449	$(139,380)	$426,439

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	229

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2045		AllianzGI Retirement 2050

	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$323,618	$333,237	$320,041	$302,760
Net realized gain	791,384	384,262	628,643	477,920
Net change in unrealized appreciation/depreciation	1,030,448	2,148,093	1,210,972	1,701,960
Net increase in net assets resulting from investment operations	2,145,450	2,865,592	2,159,656	2,482,640
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(66,804)	(132,040)	(38,744)	(29,146)
Class C	—	—	(2,598)	(1,452)
Class R	(13,061)	(9,256)	(16,335)	(7,962)
Class P	(339,225)	(263,806)	(288,099)	(150,657)
Institutional Class	—	—	—	—
Class R6	(221,167)	(99,028)	(298,199)	(159,817)
Administrative Class	(13,206)	(8,009)	(15,717)	(10,166)
Net realized capital gains:
Class A	(106,108)	(16,362)	(48,414)	(45,712)
Class C	—	—	(4,166)	(3,074)
Class R	(19,230)	(1,228)	(21,175)	(12,276)
Class P	(390,158)	(26,141)	(291,836)	(152,187)
Institutional Class	—	—	—	—
Class R6	(243,478)	(9,548)	(291,783)	(158,510)
Administrative Class	(15,955)	(880)	(17,726)	(11,725)
Total dividends and distributions to shareholders	(1,428,392)	(566,298)	(1,334,792)	(742,684)
Fund Share Transactions:
Net proceeds from the sale of shares	5,352,263	9,554,648	6,546,110	8,337,155
Issued in reorganization	—	—	—	—
Issued in reinvestment of dividends and distributions	1,426,631	565,752	1,332,075	741,136
Cost of shares redeemed	(3,235,680)	(12,044,535)	(4,173,794)	(9,397,563)
Net increase (decrease) from Fund share transactions	3,543,214	(1,924,135)	3,704,391	(319,272)
Total increase (decrease) in net assets	4,260,272	375,159	4,529,255	1,420,684
Net Assets:
Beginning of period	25,419,892	25,044,733	23,709,875	22,289,191
End of period*	$29,680,164	$25,419,892	$28,239,130	$23,709,875
* Including undistributed (dividends in excess of) net investment income of:	$(96,206)	$233,639	$(95,289)	$244,362

230	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2055		AllianzGI Retirement Income		AllianzGI Global Allocation

Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016

$112,013	$88,282	$1,341,862	$1,177,185	$7,344,914	$2,257,729
316,484	36,215	599,574	21,929	3,287,674	112,430
374,889	587,542	(619,584)	1,620,563	6,457,339	30,727,432
803,386	712,039	1,321,852	2,819,677	17,089,927	33,097,591

(20,979)	(18,484)	(227,509)	(296,174)	(681,686)	(467,965)
—	—	(44,516)	(98,276)	(326,548)	(178,791)
(6,391)	(3,771)	(6,322)	(10,524)	(310)	(82)
(91,959)	(40,910)	(437,111)	(361,607)	(54,788)	(15,338)
—	—	—	—	(1,501,582)	(492,766)
(79,203)	(59,101)	(526,549)	(515,328)	(6,893,543)	(1,905,490)
(6,244)	(4,367)	(27,728)	(5,406)	(423)	(144)

(23,081)	(14,741)	(51,561)	(20,804)	—	(3,168,468)
—	—	(16,672)	(12,996)	—	(1,840,892)
(7,752)	(3,317)	(2,534)	(914)	—	(595)
(84,131)	(26,664)	(86,955)	(22,536)	—	(94,329)
—	—	—	—	—	(2,766,629)
(70,689)	(37,888)	(96,314)	(32,297)	—	(3,407,957)
(6,450)	(3,167)	(4,003)	(101)	—	(936)
(396,879)	(212,410)	(1,527,774)	(1,376,963)	(9,458,880)	(14,340,382)

4,001,763	4,981,130	8,781,165	11,341,857	29,686,948	255,847,490
—	—	—	25,393,128	—	—
395,032	210,850	1,510,794	1,370,323	9,268,854	12,131,894
(1,337,458)	(3,754,195)	(8,961,587)	(12,159,806)	(83,370,075)	(103,374,685)
3,059,337	1,437,785	1,330,372	25,945,502	(44,414,273)	164,604,699
3,465,844	1,937,414	1,124,450	27,388,216	(36,783,226)	183,361,908

8,122,747	6,185,333	51,090,098	23,701,882	493,665,251	310,303,343
$11,588,591	$8,122,747	$52,214,548	$51,090,098	$456,882,025	$493,665,251
$(35,184)	$57,579	$192,496	$120,369	$(1,966,357)	$147,609

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	231

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Megatrends		AllianzGI Best Styles Emerging Markets Equity

	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$18,235	$13,603	$18,812	$227,044
Net realized gain (loss)	33,945	205,262	724,232	(754,886)
Net change in unrealized appreciation/depreciation	60,376	190,534	(321,420)	2,212,273
Net increase in net assets resulting from investment operations	112,556	409,399	421,624	1,684,431
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(197)	(226)	(651)	—
Class C	—	—	(747)	—
Class P	(52)	(582)	(580)	(112)
Institutional Class	(15,876)	(59,505)	(590)	(131)
Class R6	—	—	(307,036)	(146,646)
Net realized capital gains:
Class A	—	(1,962)	—	—
Class C	—	—	—	—
Class P	—	(541)	—	(290)
Institutional Class	—	(163,746)	—	(175)
Class R6	—	—	—	(159,787)
Total dividends and distributions to shareholders	(16,125)	(226,562)	(309,604)	(307,141)
Fund Share Transactions:
Net proceeds from the sale of shares	119,717	62,726	686,425	8,341,700
Issued in reinvestment of dividends and distributions	16,125	226,562	309,604	307,141
Cost of shares redeemed	(9,758)	(30,027)	(7,350,202)	(2,302,292)
Net increase (decrease) from Fund share transactions	126,084	259,261	(6,354,173)	6,346,549
Total increase (decrease) in net assets	222,515	442,098	(6,242,153)	7,723,839
Net Assets:
Beginning of period	3,254,192	2,812,094	12,485,824	4,761,985
End of period*	$3,476,707	$3,254,192	$6,243,671	$12,485,824
* Including undistributed (dividends in excess of) net investment income of:	$(42,571)	$(44,681)	$(64,139)	$226,653

232	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles Global Equity		AllianzGI Best Styles International Equity		AllianzGI Best Styles U.S. Equity

Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016

$5,972,481	$11,255,030	$265,859	$2,379,255	$932,339	$1,626,523
11,976,020	3,866,684	(712,143)	(2,029,391)	1,890,488	192,407
48,202,299	37,903,153	2,904,344	3,440,766	7,586,930	9,005,225
66,150,800	53,024,867	2,458,060	3,790,630	10,409,757	10,824,155

(1)	(352,595)	(1,126)	—	(7,605)	—
(119)	—	(1,403)	—	(148)	—
(44,609)	(19,413)	(898)	(83)	(820)	(747)
(36,612)	(6,010)	(3,340)	(91)	(1,298)	(31,072)
(11,685,716)	(2,676,511)	(2,758,648)	(866,206)	(1,625,434)	(1,143,821)

(8,127)	—	—	—	—	—
(63)	—	—	—	—	—
(18,049)	—	—	(86)	—	(180)
(13,335)	—	—	(86)	—	(6,993)
(4,036,289)	—	—	(628,971)	—	(286,791)
(15,842,920)	(3,054,529)	(2,765,415)	(1,495,523)	(1,635,305)	(1,469,604)

213,972,756	346,693,541	1,961,396	44,372,099	61,566,001	48,999,773
15,823,164	2,700,966	2,765,415	1,495,523	1,634,905	1,469,000
(153,546,257)	(84,811,079)	(43,082,050)	(33,229,337)	(52,614,078)	(47,000,194)
76,249,663	264,583,428	(38,355,239)	12,638,285	10,586,828	3,468,579
126,557,543	314,553,766	(38,662,594)	14,933,392	19,361,280	12,823,130

601,574,168	287,020,402	71,161,469	56,228,077	101,074,895	88,251,765
$728,131,711	$601,574,168	$32,498,875	$71,161,469	$120,436,175	$101,074,895
$4,566,291	$10,360,867	$(22,579)	$2,476,977	$585,303	$1,288,269

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	233

Statements of Changes in Net Assets (cont’d)

	AllianzGI Convertible		AllianzGI Emerging Markets Consumer

	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$10,239,362	$42,569,269	$137,969	$443,801
Net realized gain (loss)	86,076,572	(73,490,377)	860,492	(1,553,693)
Net change in unrealized appreciation/depreciation	(17,946,366)	133,546,884	901,109	6,811,029
Net increase in net assets resulting from investment operations	78,369,568	102,625,776	1,899,570	5,701,137
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(3,247,820)	(5,896,331)	(440)	(183)
Class C	(904,950)	(544,144)	—	—
Class R	(16,392)	(19,531)	—	—
Class P	(1,716,876)	(2,825,989)	—	—
Institutional Class	(21,501,646)	(31,697,379)	(458,572)	(103,157)
Administrative Class	(27,745)	(34,432)	—	—
Net realized capital gains:
Class A	—	(33,068,126)	—	—
Class C	—	(7,505,117)	—	—
Class R	—	(124,747)	—	—
Class P	—	(11,746,459)	—	—
Institutional Class	—	(110,785,553)	—	—
Administrative Class	—	(152,922)	—	—
Total dividends and distributions to shareholders	(27,415,429)	(204,400,730)	(459,012)	(103,340)
Fund Share Transactions:
Net proceeds from the sale of shares	48,077,974	244,769,331	5,238,949	28,268,747
Issued in reinvestment of dividends and distributions	13,463,380	126,464,875	306,003	87,870
Cost of shares redeemed	(459,380,315)	(980,825,900)	(11,825,081)	(4,904,364)
Net increase (decrease) from Fund share transactions	(397,838,961)	(609,591,694)	(6,280,129)	23,452,253
Total increase (decrease) in net assets	(346,884,822)	(711,366,648)	(4,839,571)	29,050,050
Net Assets:
Beginning of period	1,508,581,116	2,219,947,764	44,678,232	15,628,182
End of period*	$1,161,696,294	$1,508,581,116	$39,838,661	$44,678,232
* Including undistributed (dividends in excess of) net investment income of:	$(1,682,321)	$15,493,746	$72,399	$393,442

234	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Debt		AllianzGI Emerging Markets Small-Cap		AllianzGI Europe Equity Dividend

Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016

$1,131,899	$1,880,984	$(28,015)	$184,324	$99,593	$138,765
490,491	(271,486)	286,994	(1,035,540)	(144,823)	(23,444)
(954,228)	4,137,601	1,030,757	1,666,074	293,374	157,530
668,162	5,747,099	1,289,736	814,858	248,144	272,851

(4,044)	(4,625)	(1)	(9,645)	(1,764)	(1,113)
(2,805)	(2,090)	—	—	(455)	(316)
—	—	—	—	—	—
(393)	(464)	—	—	(188)	(278)
(1,503,038)	(1,801,169)	(364,500)	(79,256)	(123,578)	(130,128)
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(1,510,280)	(1,808,348)	(364,501)	(88,901)	(125,985)	(131,835)

4,726,087	22,212,763	1,088,512	7,653,373	334,043	3,337,194
1,509,781	1,808,016	364,501	88,901	125,985	131,835
(7,168,691)	(12,931,857)	(2,073,328)	(3,576,086)	(209,398)	(219,963)
(932,823)	11,088,922	(620,315)	4,166,188	250,630	3,249,066
(1,774,941)	15,027,673	304,920	4,892,145	372,789	3,390,082

43,612,945	28,585,272	13,434,310	8,542,165	6,347,112	2,957,030
$41,838,004	$43,612,945	$13,739,230	$13,434,310	$6,719,901	$6,347,112
$(290,022)	$88,359	$(202,619)	$189,897	$69,351	$95,743

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	235

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Dynamic Allocation		AllianzGI Global Fundamental Strategy

	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$1,226,056	$416,529	$143,111	$386,522
Net realized gain (loss)	1,916,676	(173,488)	451,266	(382,281)
Net change in unrealized appreciation/depreciation	7,553,667	1,410,312	(312,292)	1,490,200
Net increase (decrease) in net assets resulting from investment operations	10,696,399	1,653,353	282,085	1,494,441
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2)	(35,715)	(3,055)	(7,081)
Class C	(2)	(299)	(267)	(299)
Class D†	—	—	—	—
Class R	— #	(1,110)	—	—
Class P	(58,830)	(587)	(271)	(398)
Institutional Class	(21,336)	(306,026)	(365,717)	(752,175)
Class R6	(887,497)	—	—	—
Administrative Class	— #	(150)	—	—
Net realized capital gains:
Class A	—	(44,679)	(1,806)	(1,029)
Class C	—	(17,578)	(182)	(61)
Class R	—	(2,463)	—	—
Class P	—	(823)	(146)	(62)
Institutional Class	—	(333,608)	(206,259)	(115,372)
Administrative Class	—	(298)	—	—
Total dividends and distributions to shareholders	(967,667)	(743,336)	(577,703)	(876,477)
Fund Share Transactions:
Net proceeds from the sale of shares	224,176,781	59,468,302	137,936	390,979
Issued in reinvestment of dividends and distributions	967,667	739,603	577,703	876,464
Cost of shares redeemed	(33,822,048)	(15,310,215)	(252,335)	(5,403,824)
Net increase (decrease) from Fund share transactions	191,322,400	44,897,690	463,304	4,136,381
Total increase (decrease) in net assets	201,051,132	45,807,707	167,686	(3,518,417)
Net Assets:
Beginning of period	53,343,193	7,535,486	16,000,561	19,518,978
End of period*	$254,394,325	$53,343,193	$16,168,247	$16,000,561
* Including undistributed (dividends in excess of) net investment income of:	$462,155	$203,766	$(608,031)	$381,832

†	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note12(a) in Notes to Financial Statements.
#	Actual amount rounds to less than $1.

236	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Global Sustainability		AllianzGI Global Water		AllianzGI High Yield Bond

Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016

$110,695	$234,441	$(678,605)	$2,213,362	$10,174,287	$21,349,081
175,343	40,628	7,646,694	3,460,884	(1,223,564)	(20,425,942)
957,075	1,734,696	(15,986,052)	73,362,133	5,337,739	32,134,897
1,243,113	2,009,765	(9,017,963)	79,036,379	14,288,462	33,058,036

(1,050)	(863)	(789,589)	(360,797)	(1,629,270)	(3,538,852)
—	—	(64)	(61)	(325,471)	(841,872)
—	—	—	—	—	(179,229)
—	—	—	—	(34,374)	(74,154)
(86)	(86)	(754,192)	(380,771)	(1,633,610)	(3,815,179)
(232,687)	(28,973)	(626,991)	(216,258)	(6,765,578)	(14,017,373)
—	—	—	—	—	—
—	—	—	—	(54,910)	(127,620)

(240)	—	(1,387,866)	(272,544)	—	—
—	—	(545,689)	(126,665)	—	—
—	—	—	—	—	—
(20)	—	(783,556)	(146,928)	—	—
(45,540)	—	(456,756)	(61,596)	—	—
—	—	—	—	—	—
(279,623)	(29,922)	(5,344,703)	(1,565,620)	(10,443,213)	(22,594,279)

3,858,748	17,389,176	170,728,026	238,288,669	128,371,804	273,213,485
279,623	29,922	4,160,836	1,105,269	9,984,520	21,533,926
(1,157,899)	(1,550,321)	(137,508,282)	(136,008,943)	(162,622,217)	(268,748,335)
2,980,472	15,868,777	37,380,580	103,384,995	(24,265,893)	25,999,076
3,943,962	17,848,620	23,017,914	180,855,754	(20,420,644)	36,462,833

20,746,139	2,897,519	523,894,858	343,039,104	360,741,736	324,278,903
$24,690,101	$20,746,139	$546,912,772	$523,894,858	$340,321,092	$360,741,736
$105,153	$228,281	$(961,499)	$1,887,942	$(1,741,751)	$(1,472,825)

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	237

Statements of Changes in Net Assets (cont’d)

	AllianzGI International Growth		AllianzGI International Small-Cap

	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$21,235	$29,165	$(160,094)	$442,834
Net realized gain (loss)	(106,917)	(122,738)	2,357,940	(2,691,708)
Net change in unrealized appreciation/depreciation	368,201	885,239	(1,676,474)	5,674,777
Net increase (decrease) in net assets resulting from investment operations	282,519	791,666	521,372	3,425,903
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1)	(382)	(80,265)	(149,275)
Class C	—	—	(18,676)	(19,686)
Class R	—	—	(1,374)	(591)
Class P	—	—	(403,029)	(234,787)
Institutional Class	(29,197)	(20,891)	(225,723)	(354,831)
Class R6	—	—	(147,555)	—
Net realized capital gains:
Class A	—	—	—	(727,377)
Class C	—	—	—	(140,483)
Class R	—	—	—	(4,705)
Class P	—	—	—	(1,616,911)
Institutional Class	—	—	—	(2,670,300)
Total dividends and distributions to shareholders	(29,198)	(21,273)	(876,622)	(5,918,946)
Fund Share Transactions:
Net proceeds from the sale of shares	197,103	24,930,150	17,930,587	71,511,297
Issued in reinvestment of dividends and distributions	29,198	21,273	846,217	5,547,080
Cost of shares redeemed	(152,520)	(169,556)	(28,041,197)	(85,484,282)
Net increase (decrease) from Fund share transactions	73,781	24,781,867	(9,264,393)	(8,425,905)
Total increase (decrease) in net assets	327,102	25,552,260	(9,619,643)	(10,918,948)
Net Assets:
Beginning of period	28,436,917	2,884,657	101,634,229	112,553,177
End of period*	$28,764,019	$28,436,917	$92,014,586	$101,634,229
* Including undistributed (dividends in excess of) net investment income of:	$(592)	$7,371	$(541,800)	$494,916

238	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Micro Cap		AllianzGI Multi-Asset Real Return		AllianzGI NFJ Emerging Markets Value

Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016

$(204,775)	$(466,608)	$29,947	$43,840	$108,945	$267,418
1,438,608	2,502,822	(146,256)	(362,838)	356,062	(1,208,498)
960,725	1,762,113	39,177	611,281	1,055,103	2,334,598
2,194,558	3,798,327	(77,132)	292,283	1,520,110	1,393,518

—	—	(11,681)	(2,941)	(37,041)	(44,592)
—	—	(288)	(800)	(1)	(2,414)
—	—	—	—	—	—
—	—	(118)	(201)	(187,814)	(3,152)
—	—	(44,638)	(64,521)	(24,435)	(231,048)
—	—	—	—	—	—

(308,524)	(697,207)	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(116,680)	(133,274)	—	—	—	—
(2,920,919)	(1,893,315)	—	—	—	—
(3,346,123)	(2,723,796)	(56,725)	(68,463)	(249,291)	(281,206)

4,834,925	8,269,136	712,853	382,166	31,766,381	3,136,026
3,336,639	2,718,464	56,725	68,463	249,291	281,206
(6,134,220)	(28,761,188)	(188,384)	(1,522,703)	(17,186,855)	(3,771,411)
2,037,344	(17,773,588)	581,194	(1,072,074)	14,828,817	(354,179)
885,779	(16,699,057)	447,337	(848,254)	16,099,636	758,133

35,444,830	52,143,887	3,686,072	4,534,326	8,762,740	8,004,607
$36,330,609	$35,444,830	$4,133,409	$3,686,072	$24,862,376	$8,762,740
$(514,453)	$(309,678)	$6,930	$33,708	$(37,416)	$102,930

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	239

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Global Dividend Value		AllianzGI NFJ International Small-Cap Value

	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$191,393	$413,010	$23,612	$279,122
Net realized gain (loss)	614,931	(2,361,752)	(47,108)	(733,813)
Net change in unrealized appreciation/depreciation	814,400	3,131,810	(162,425)	1,322,622
Net increase (decrease) in net assets resulting from investment operations	1,620,724	1,183,068	(185,921)	867,931
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(29,825)	(137,180)	(52,747)	(161,276)
Class C	(30,961)	(201,282)	(47,236)	(37,634)
Class D†	—	—	—	—
Class P	(19,279)	(41,830)	(4,723)	(2,868)
Institutional Class	(95,683)	(242,171)	(86,365)	(164,431)
Class R6	—	—	(123,590)	(479)
Net realized capital gains:
Class A	—	(575,075)	—	(91,565)
Class C	—	(543,193)	—	(26,789)
Class P	—	(113,118)	—	(1,001)
Institutional Class	—	(1,026,877)	—	(116,929)
Class R6	—	—	—	(205)
Total dividends and distributions to shareholders	(175,748)	(2,880,726)	(314,661)	(603,177)
Fund Share Transactions:
Net proceeds from the sale of shares	10,479,194	3,721,831	417,425	10,473,798
Issued in reinvestment of dividends and distributions	173,767	2,777,118	313,688	600,370
Cost of shares redeemed	(7,135,581)	(13,265,714)	(7,508,725)	(11,730,760)
Net increase (decrease) from Fund share transactions	3,517,380	(6,766,765)	(6,777,612)	(656,592)
Total increase (decrease) in net assets	4,962,356	(8,464,423)	(7,278,194)	(391,838)
Net Assets:
Beginning of period	13,971,691	22,436,114	11,950,141	12,341,979
End of period*	$18,934,047	$13,971,691	$4,671,947	$11,950,141
* Including undistributed (dividends in excess of) net investment income of:	$35,874	$20,229	$(18,154)	$272,895

†	Class D shares converted to Class A shares at the close of business on November 13, 2015.

240	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Value II		AllianzGI Short Duration High Income		AllianzGI Structured Return

Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016

$54,928	$1,143,353	$30,921,584	$50,716,435	$644,776	$1,603,871
145,575	(5,928,573)	952,138	(15,926,496)	4,414,951	5,941,364
(528,042)	6,231,160	(1,983,105)	43,895,976	2,704,588	404,100
(327,539)	1,445,940	29,890,617	78,685,915	7,764,315	7,949,335

(1,487)	(8,556)	(5,996,763)	(10,590,036)	(451,149)	(176,625)
(1,302)	(3,758)	(3,672,191)	(5,945,656)	(9)	(26,324)
—	—	—	(118,879)	—	—
(1,145)	(7,572)	(19,072,136)	(21,309,437)	(255,992)	(30,878)
(236,277)	(1,312,530)	(11,580,389)	(22,448,609)	(445,419)	(345,012)
—	—	(183,771)	—	(430,190)	—

—	—	—	—	(2,431,302)	(283,648)
—	—	—	—	(318,922)	(53,864)
—	—	—	—	(667,014)	(22,778)
—	—	—	—	(2,447,379)	(534,089)
—	—	—	—	(836,737)	—
(240,211)	(1,332,416)	(40,505,250)	(60,412,617)	(8,284,113)	(1,473,218)

60,176	731,750	781,901,976	886,369,043	211,361,926	289,603,948
240,211	1,332,416	35,660,931	51,669,532	8,240,525	1,472,510
(43,069,588)	(1,326,763)	(445,617,342)	(693,711,108)	(113,012,047)	(98,080,857)
(42,769,201)	737,403	371,945,565	244,327,467	106,590,404	192,995,601
(43,336,951)	850,927	361,330,932	262,600,765	106,070,606	199,471,718

44,410,353	43,559,426	1,333,518,659	1,070,917,894	276,333,279	76,861,561
$1,073,402	$44,410,353	$1,694,849,591	$1,333,518,659	$382,403,885	$276,333,279
$(93,269)	$92,014	$(16,065,535)	$(6,481,869)	$491,123	$1,429,106

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	241

Statements of Changes in Net Assets (cont’d)

	AllianzGI U.S. Equity Hedged		AllianzGI U.S. Small-Cap Growth

	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016	Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$20,242	$58,176	$(45,102)	$(165,509)
Net realized gain (loss)	(34,399)	(837,767)	2,407,771	1,024,453
Net change in unrealized appreciation/depreciation	317,282	1,152,266	(1,203,533)	(53,519)
Net increase in net assets resulting from investment operations	303,125	372,675	1,159,136	805,425
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(8,562)	(16,120)	—	—
Class C	(2,502)	(6,391)	—	—
Class P	(428)	(313)	—	—
Institutional Class	(46,862)	(138,687)	—	—
Net realized capital gains:
Class A	—	—	(170,611)	(253,462)
Class C	—	—	(101,338)	(48,431)
Class R	—	—	(3,969)	(1,567)
Class P	—	—	(124,490)	(22,583)
Institutional Class	—	—	(2,884,758)	(1,846,506)
Total dividends and distributions to shareholders	(58,354)	(161,511)	(3,285,166)	(2,172,549)
Fund Share Transactions:
Net proceeds from the sale of shares	382,343	1,528,997	2,641,907	5,404,951
Issued in reinvestment of dividends and distributions	58,354	161,511	3,265,541	1,965,824
Cost of shares redeemed	(1,416,620)	(10,873,059)	(10,415,650)	(19,143,775)
Net decrease from Fund share transactions	(975,923)	(9,182,551)	(4,508,202)	(11,773,000)
Total decrease in net assets	(731,152)	(8,971,387)	(6,634,232)	(13,140,124)
Net Assets:
Beginning of period	5,651,636	14,623,023	23,619,494	36,759,618
End of period*	$4,920,484	$5,651,636	$16,985,262	$23,619,494
* Including undistributed (dividends in excess of) net investment income of:	$19,816	$57,928	$(227,903)	$(182,801)

242	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

AllianzGI Ultra Micro Cap

Six Months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016

$(383,753)	$(1,067,614)
4,037,772	4,921,545
(947,089)	(2,310,398)
2,706,930	1,543,533

—	—
—	—
—	—
—	—

(1,391,792)	(3,400,965)
—	—
—	—
(447,225)	(652,144)
(1,792,480)	(3,098,107)
(3,631,497)	(7,151,216)

4,970,753	6,892,032
3,563,191	7,063,080
(13,923,170)	(52,638,177)
(5,389,226)	(38,683,065)
(6,313,793)	(44,290,748)

48,159,372	92,450,120
$41,845,579	$48,159,372
$(1,088,955)	$(705,202)

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	243

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
3/31/2017+	$19.20	$0.17	$0.34	$0.51	$(0.46)	$—
9/30/2016	18.09	0.46	1.23	1.69	(0.58)	—
12/1/2014 - 9/30/2015#	19.72	0.46	(1.45)	(0.99)	(0.56)	(0.08)
11/30/2014	19.32	0.41	0.37	0.78	(0.38)	—
11/30/2013	19.15	0.49	0.21	0.70	(0.48)	(0.05)
11/30/2012	18.82	0.44	1.34	1.78	(0.70)	(0.75)
11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)
Class C
3/31/2017+	$19.10	$0.10	$0.35	$0.45	$(0.38)	$—
9/30/2016	18.02	0.31	1.22	1.53	(0.45)	—
12/1/2014 - 9/30/2015#	19.60	0.36	(1.47)	(1.11)	(0.39)	(0.08)
11/30/2014	19.16	0.27	0.35	0.62	(0.18)	—
11/30/2013	18.78	0.31	0.26	0.57	(0.14)	(0.05)
11/30/2012	18.53	0.37	1.23	1.60	(0.60)	(0.75)
11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)
Class R
3/31/2017+	$19.21	$0.16	$(0.23)	$(0.07)	$(0.38)	$—
9/30/2016	18.10	0.40	1.22	1.62	(0.51)	—
12/1/2014 - 9/30/2015#	19.70	0.39	(1.43)	(1.04)	(0.48)	(0.08)
11/30/2014	19.27	0.35	0.36	0.71	(0.28)	—
11/30/2013	19.14	0.43	0.21	0.64	(0.46)	(0.05)
11/30/2012	18.81	0.18	1.54	1.72	(0.64)	(0.75)
11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)
Class P
3/31/2017+	$19.41	$0.20	$0.35	$0.55	$(0.55)	$—
9/30/2016	18.34	0.52	1.24	1.76	(0.69)	—
12/1/2014 - 9/30/2015#	19.98	0.46	(1.42)	(0.96)	(0.60)	(0.08)
11/30/2014	19.53	0.47	0.38	0.85	(0.40)	—
11/30/2013	19.30	0.47	0.30	0.77	(0.49)	(0.05)
11/30/2012	18.94	0.37	1.47	1.84	(0.73)	(0.75)
11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)
Class R6
3/31/2017+	$19.43	$0.20	$0.37	$0.57	$(0.57)	$—
9/30/2016	18.37	0.54	1.23	1.77	(0.71)	—
12/1/2014 - 9/30/2015#	20.01	0.51	(1.45)	(0.94)	(0.62)	(0.08)
11/30/2014	19.57	0.51	0.35	0.86	(0.42)	—
11/30/2013	19.32	0.58	0.21	0.79	(0.49)	(0.05)
11/30/2012	18.96	0.55	1.31	1.86	(0.75)	(0.75)
11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)
Administrative Class
3/31/2017+	$19.28	$0.21	$0.32	$0.53	$(0.43)	$—
9/30/2016	18.22	0.51	1.18	1.69	(0.63)	—
12/1/2014 - 9/30/2015#	19.84	0.87	(1.86)	(0.99)	(0.55)	(0.08)
11/30/2014	19.42	0.43	0.36	0.79	(0.37)	—
11/30/2013	19.25	0.24	0.47	0.71	(0.49)	(0.05)
11/30/2012	18.90	0.51	1.28	1.79	(0.69)	(0.75)
11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

244	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.46)	$19.25	2.77%	$12,835	0.37	%(d)	0.61	%(d)	1.75	%(d)	123%
(0.58)	19.20	9.57	12,715	0.48		0.60		2.51		106
(0.64)	18.09	(5.13)	30,401	0.47	(d)(e)	0.62	(d)(e)	2.93	(d)(e)	144
(0.38)	19.72	4.11	34,624	0.42		0.60		2.08		89
(0.53)	19.32	3.75	9,102	0.40		0.60		2.60		86
(1.45)	19.15	10.23	985	0.38		0.60		2.40		55
(1.14)	18.82	2.82	351	0.48		2.71		2.56		56

$(0.38)	$19.17	2.43%	$423	1.12	%(d)	1.36	%(d)	1.03	%(d)	123%
(0.45)	19.10	8.68	408	1.23		1.35		1.71		106
(0.47)	18.02	(5.72)	327	1.22	(d)(e)	1.37	(d)(e)	2.28	(d)(e)	144
(0.18)	19.60	3.29	468	1.17		1.35		1.39		89
(0.19)	19.16	3.02	438	1.15		1.35		1.64		86
(1.35)	18.78	9.29	364	1.13		1.35		2.07		55
(1.07)	18.53	2.07	669	1.23		3.40		1.61		56

$(0.38)	$18.76	(0.37)%	$1	0.72	%(d)	0.86	%(d)	1.70	%(d)	123%
(0.51)	19.21	9.12	649	0.83		0.85		2.18		106
(0.56)	18.10	(5.39)	1,043	0.82	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	144
(0.28)	19.70	3.72	1,008	0.77		0.85		1.81		89
(0.51)	19.27	3.40	1,022	0.75		0.85		2.26		86
(1.39)	19.14	9.84	938	0.73		0.85		0.97		55
(1.07)	18.81	2.57	14	0.77		3.09		2.77		56

$(0.55)	$19.41	2.95%	$21,842	0.07	%(d)	0.21	%(d)	2.06	%(d)	123%
(0.69)	19.41	9.88	25,879	0.18		0.20		2.82		106
(0.68)	18.34	(4.89)	21,193	0.17	(d)(e)	0.22	(d)(e)	2.91	(d)(e)	144
(0.40)	19.98	4.43	12,665	0.12		0.20		2.38		89
(0.54)	19.53	4.06	7,643	0.10		0.20		2.44		86
(1.48)	19.30	10.55	5,323	0.08		0.20		1.95		55
(1.15)	18.94	3.07	42	0.17		1.39		2.24		56

$(0.57)	$19.43	3.02%	$17,656	—	%(d)(f)	0.11	%(d)	2.07	%(d)	123%
(0.71)	19.43	9.94	13,274	0.08		0.10		2.93		106
(0.70)	18.37	(4.82)	11,847	0.07	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	144
(0.42)	20.01	4.48	5,574	0.02		0.10		2.59		89
(0.54)	19.57	4.19	7,457	—		0.12		3.00		86
(1.50)	19.32	10.62	7,708	—	(f)	0.15		2.98		55
(1.17)	18.96	3.16	5,157	0.17		2.51		3.34		56

$(0.43)	$19.38	2.84%	$589	0.32	%(d)	0.46	%(d)	2.18	%(d)	123%
(0.63)	19.28	9.55	377	0.43		0.45		2.76		106
(0.63)	18.22	(5.09)	1,747	0.41	(d)(e)	0.46	(d)(e)	5.41	(d)(e)	144
(0.37)	19.84	4.15	7,974	0.37		0.45		2.19		89
(0.54)	19.42	3.79	7,210	0.35		0.45		1.27		86
(1.44)	19.25	10.20	15	0.33		0.45		2.73		55
(1.12)	18.90	2.87	14	0.44		2.78		3.09		56

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	245

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
3/31/2017+	$16.95	$0.10	$0.59	$0.69	$(0.32)	$(0.01)
9/30/2016	15.89	0.40	1.16	1.56	(0.50)	—
12/1/2014 - 9/30/2015#	17.30	0.41	(1.31)	(0.90)	(0.50)	(0.01)
11/30/2014	16.92	0.37	0.33	0.70	(0.32)	—
11/30/2013	16.63	0.41	0.32	0.73	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.34	1.43	1.77	(0.14)	—
Class R
3/31/2017+	$16.89	$0.09	$0.55	$0.64	$(0.36)	$(0.01)
9/30/2016	15.83	0.34	1.16	1.50	(0.44)	—
12/1/2014 - 9/30/2015#	17.21	0.34	(1.29)	(0.95)	(0.42)	(0.01)
11/30/2014	16.84	0.32	0.32	0.64	(0.27)	—
11/30/2013	16.57	0.48	0.19	0.67	(0.36)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.18	1.53	1.71	(0.14)	—
Class P
3/31/2017+	$17.05	$0.13	$0.57	$0.70	$(0.46)	$(0.01)
9/30/2016	16.01	0.44	1.19	1.63	(0.59)	—
12/1/2014 - 9/30/2015#	17.43	0.38	(1.24)	(0.86)	(0.55)	(0.01)
11/30/2014	17.02	0.40	0.35	0.75	(0.34)	—
11/30/2013	16.67	0.48	0.31	0.79	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.38	1.44	1.82	(0.15)	—
Class R6
3/31/2017+	$17.07	$0.13	$0.58	$0.71	$(0.47)	$(0.01)
9/30/2016	16.03	0.45	1.19	1.64	(0.60)	—
12/1/2014 - 9/30/2015#	17.45	0.45	(1.30)	(0.85)	(0.56)	(0.01)
11/30/2014	17.04	0.44	0.33	0.77	(0.36)	—
11/30/2013	16.68	0.50	0.30	0.80	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.45	1.38	1.83	(0.15)	—
Administrative Class
3/31/2017+	$17.00	$0.11	$0.57	$0.68	$(0.36)	$(0.01)
9/30/2016	15.96	0.41	1.17	1.58	(0.54)	—
12/1/2014 - 9/30/2015#	17.37	1.16	(2.06)	(0.90)	(0.50)	(0.01)
11/30/2014	16.98	0.38	0.33	0.71	(0.32)	—
11/30/2013	16.62	0.20	0.55	0.75	(0.35)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.41	1.35	1.76	(0.14)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

246	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.33)	$17.31	4.15%	$7,166	0.34	%(d)	0.61	%(d)	1.17	%(d)	123%
(0.50)	16.95	10.02	6,663	0.48		0.60		2.48		115
(0.51)	15.89	(5.28)	26,916	0.45	(d)(e)	0.62	(d)(e)	2.98	(d)(e)	147
(0.32)	17.30	4.22	31,358	0.41		0.60		2.16		93
(0.44)	16.92	4.54	13,058	0.40		0.60		2.48		76
(0.14)	16.63	11.86	335	0.38	(d)	0.60	(d)	2.22	(d)	55

$(0.37)	$17.16	3.90%	$203	0.69	%(d)	0.86	%(d)	1.11	%(d)	123%
(0.44)	16.89	9.67	835	0.83		0.85		2.08		115
(0.43)	15.83	(5.59)	1,066	0.80	(d)(e)	0.87	(d)(e)	2.43	(d)(e)	147
(0.27)	17.21	3.83	1,004	0.76		0.85		1.89		93
(0.40)	16.84	4.16	753	0.75		0.85		2.88		76
(0.14)	16.57	11.51	1,284	0.73	(d)	0.85	(d)	1.19	(d)	55

$(0.47)	$17.28	4.25%	$35,005	0.04	%(d)	0.21	%(d)	1.53	%(d)	123%
(0.59)	17.05	10.43	34,729	0.18		0.20		2.70		115
(0.56)	16.01	(5.04)	29,233	0.15	(d)(e)	0.22	(d)(e)	2.71	(d)(e)	147
(0.34)	17.43	4.49	13,866	0.11		0.20		2.32		93
(0.44)	17.02	4.84	4,336	0.10		0.20		2.88		76
(0.15)	16.67	12.21	3,873	0.08	(d)	0.20	(d)	2.47	(d)	55

$(0.48)	$17.30	4.31%	$18,281	—	%(d)(f)	0.11	%(d)	1.51	%(d)	123%
(0.60)	17.07	10.55	12,439	0.08		0.10		2.78		115
(0.57)	16.03	(4.97)	10,047	0.05	(d)(e)	0.12	(d)(e)	3.25	(d)(e)	147
(0.36)	17.45	4.60	6,745	0.01		0.10		2.54		93
(0.44)	17.04	4.93	5,058	—		0.12		3.02		76
(0.15)	16.68	12.28	5,375	—	(d)(f)	0.15	(d)	2.94	(d)	55

$(0.37)	$17.31	4.12%	$659	0.29	%(d)	0.46	%(d)	1.31	%(d)	123%
(0.54)	17.00	10.12	585	0.43		0.45		2.56		115
(0.51)	15.96	(5.26)	1,165	0.39	(d)(e)	0.46	(d)(e)	8.16	(d)(e)	147
(0.32)	17.37	4.26	12,135	0.36		0.45		2.23		93
(0.39)	16.98	4.60	10,606	0.35		0.45		1.23		76
(0.14)	16.62	11.86	11	0.33	(d)	0.45	(d)	2.72	(d)	55

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	247

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
3/31/2017+	$20.14	$0.11	$0.97	$1.08	$(0.35)	$(0.08)
9/30/2016	18.84	0.44	1.39	1.83	(0.53)	—
12/1/2014 - 9/30/2015#	21.05	0.50	(1.75)	(1.25)	(0.69)	(0.27)
11/30/2014	20.66	0.48	0.38	0.86	(0.47)	—
11/30/2013	19.80	0.52	0.92	1.44	(0.54)	(0.04)
11/30/2012	19.77	0.29	1.61	1.90	(0.70)	(1.17)
11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)
Class C
3/31/2017+	$19.96	$0.03	$0.96	$0.99	$(0.28)	$(0.08)
9/30/2016	18.70	0.27	1.41	1.68	(0.42)	—
12/1/2014 - 9/30/2015#	20.83	0.36	(1.72)	(1.36)	(0.50)	(0.27)
11/30/2014	20.42	0.33	0.36	0.69	(0.28)	—
11/30/2013	19.53	0.35	0.93	1.28	(0.35)	(0.04)
11/30/2012	19.51	0.43	1.30	1.73	(0.54)	(1.17)
11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)
Class R
3/31/2017+	$20.11	$0.11	$0.93	$1.04	$(0.36)	$(0.08)
9/30/2016	18.89	0.36	1.40	1.76	(0.54)	—
12/1/2014 - 9/30/2015#	21.07	0.42	(1.72)	(1.30)	(0.61)	(0.27)
11/30/2014	20.65	0.41	0.37	0.78	(0.36)	—
11/30/2013	19.85	0.46	0.91	1.37	(0.53)	(0.04)
11/30/2012	19.81	0.18	1.67	1.85	(0.64)	(1.17)
11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)
Class P
3/31/2017+	$20.43	$0.14	$0.98	$1.12	$(0.48)	$(0.08)
9/30/2016	19.14	0.48	1.44	1.92	(0.63)	—
12/1/2014 - 9/30/2015#	21.37	0.47	(1.69)	(1.22)	(0.74)	(0.27)
11/30/2014	20.93	0.51	0.43	0.94	(0.50)	—
11/30/2013	20.02	0.51	1.00	1.51	(0.56)	(0.04)
11/30/2012	19.95	0.41	1.57	1.98	(0.74)	(1.17)
11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)
Class R6
3/31/2017+	$20.48	$0.15	$0.99	$1.14	$(0.50)	$(0.08)
9/30/2016	19.19	0.50	1.44	1.94	(0.65)	—
12/1/2014 - 9/30/2015#	21.42	0.54	(1.74)	(1.20)	(0.76)	(0.27)
11/30/2014	20.98	0.59	0.36	0.95	(0.51)	—
11/30/2013	20.04	0.62	0.92	1.54	(0.56)	(0.04)
11/30/2012	19.97	0.61	1.38	1.99	(0.75)	(1.17)
11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)
Administrative Class
3/31/2017+	$20.34	$0.12	$0.98	$1.10	$(0.40)	$(0.08)
9/30/2016	19.06	0.45	1.41	1.86	(0.58)	—
12/1/2014 - 9/30/2015#	21.28	1.21	(2.47)	(1.26)	(0.69)	(0.27)
11/30/2014	20.87	0.50	0.38	0.88	(0.47)	—
11/30/2013	19.96	0.26	1.21	1.47	(0.52)	(0.04)
11/30/2012	19.91	0.57	1.35	1.92	(0.70)	(1.17)
11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

248	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.43)	$20.79	5.47%	$8,127	0.35	%(d)	0.61	%(d)	1.05	%(d)	115%
(0.53)	20.14	9.91	7,473	0.47		0.60		2.26		105
(0.96)	18.84	(6.16)	22,695	0.42	(d)(e)	0.62	(d)(e)	3.01	(d)(e)	147
(0.47)	21.05	4.26	25,487	0.39		0.60		2.28		93
(0.58)	20.66	7.48	10,080	0.35		0.60		2.58		79
(1.87)	19.80	10.68	10,692	0.29		0.60		1.48		47
(1.41)	19.77	1.76	460	0.45		2.50		2.43		52

$(0.36)	$20.59	5.05%	$741	1.10	%(d)	1.36	%(d)	0.28	%(d)	115%
(0.42)	19.96	9.11	696	1.22		1.35		1.44		105
(0.77)	18.70	(6.72)	608	1.17	(d)(e)	1.37	(d)(e)	2.19	(d)(e)	147
(0.28)	20.83	3.43	680	1.14		1.35		1.59		93
(0.39)	20.42	6.63	736	1.10		1.35		1.77		79
(1.71)	19.53	9.80	605	1.04		1.35		2.26		47
(1.36)	19.51	1.20	654	1.21		3.34		1.84		52

$(0.44)	$20.71	5.30%	$444	0.70	%(d)	0.86	%(d)	1.06	%(d)	115%
(0.54)	20.11	9.48	2,295	0.82		0.85		1.87		105
(0.88)	18.89	(6.38)	1,445	0.77	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	147
(0.36)	21.07	3.85	1,420	0.74		0.85		1.94		93
(0.57)	20.65	7.09	1,199	0.70		0.85		2.28		79
(1.81)	19.85	10.23	1,103	0.64		0.85		0.95		47
(1.36)	19.81	1.66	14	0.74		2.82		2.54		52

$(0.56)	$20.99	5.64%	$34,205	0.05	%(d)	0.21	%(d)	1.39	%(d)	115%
(0.63)	20.43	10.25	33,628	0.17		0.20		2.49		105
(1.01)	19.14	(5.91)	28,597	0.12	(d)(e)	0.22	(d)(e)	2.80	(d)(e)	147
(0.50)	21.37	4.58	17,741	0.09		0.20		2.42		93
(0.60)	20.93	7.77	7,748	0.05		0.20		2.54		79
(1.91)	20.02	10.97	5,103	—	(f)	0.20		2.06		47
(1.43)	19.95	2.13	19	0.22		2.27		2.84		52

$(0.58)	$21.04	5.70%	$20,811	—	%(d)(f)	0.11	%(d)	1.45	%(d)	115%
(0.65)	20.48	10.34	16,758	0.07		0.10		2.54		105
(1.03)	19.19	(5.81)	12,883	0.02	(d)(e)	0.12	(d)(e)	3.19	(d)(e)	147
(0.51)	21.42	4.63	8,752	—	(f)	0.10		2.79		93
(0.60)	20.98	7.87	10,854	—	(f)	0.12		3.05		79
(1.92)	20.04	11.07	9,182	—	(f)	0.15		3.14		47
(1.45)	19.97	2.23	5,813	0.13		2.24		3.04		52

$(0.48)	$20.96	5.53%	$1,253	0.30	%(d)	0.46	%(d)	1.16	%(d)	115%
(0.58)	20.34	9.96	1,250	0.42		0.45		2.33		105
(0.96)	19.06	(6.11)	1,817	0.36	(d)(e)	0.46	(d)(e)	7.07	(d)(e)	147
(0.47)	21.28	4.29	9,586	0.34		0.45		2.37		93
(0.56)	20.87	7.55	8,939	0.30		0.45		1.29		79
(1.87)	19.96	10.60	16	0.24		0.45		2.95		47
(1.41)	19.91	1.99	15	0.41		2.52		2.85		52

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	249

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
3/31/2017+	$17.69	$0.14	$1.04	$1.18	$(0.34)	$(0.09)
9/30/2016	16.52	0.28	1.32	1.60	(0.43)	—
12/1/2014 - 9/30/2015#	18.49	0.43	(1.58)	(1.15)	(0.61)	(0.21)
11/30/2014	18.09	0.41	0.39	0.80	(0.40)	—
11/30/2013	16.94	0.43	1.20	1.63	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.37	1.74	2.11	(0.17)	—
Class R
3/31/2017+	$17.62	$0.15	$0.99	$1.14	$(0.32)	$(0.09)
9/30/2016	16.48	0.22	1.31	1.53	(0.39)	—
12/1/2014 - 9/30/2015#	18.43	0.30	(1.50)	(1.20)	(0.54)	(0.21)
11/30/2014	18.00	0.35	0.38	0.73	(0.30)	—
11/30/2013	16.89	0.41	1.15	1.56	(0.39)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.16	1.90	2.06	(0.17)	—
Class P
3/31/2017+	$17.82	$0.17	$1.06	$1.23	$(0.44)	$(0.09)
9/30/2016	16.67	0.33	1.33	1.66	(0.51)	—
12/1/2014 - 9/30/2015#	18.65	0.38	(1.50)	(1.12)	(0.65)	(0.21)
11/30/2014	18.20	0.43	0.43	0.86	(0.41)	—
11/30/2013	16.99	0.49	1.20	1.69	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.38	1.79	2.17	(0.18)	—
Class R6
3/31/2017+	$17.86	$0.17	$1.06	$1.23	$(0.46)	$(0.09)
9/30/2016	16.70	0.33	1.35	1.68	(0.52)	—
12/1/2014 - 9/30/2015#	18.68	0.48	(1.58)	(1.10)	(0.67)	(0.21)
11/30/2014	18.23	0.49	0.38	0.87	(0.42)	—
11/30/2013	17.00	0.54	1.17	1.71	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.46	1.72	2.18	(0.18)	—
Administrative Class
3/31/2017+	$17.77	$0.15	$1.04	$1.19	$(0.38)	$(0.09)
9/30/2016	16.60	0.29	1.33	1.62	(0.45)	—
12/1/2014 - 9/30/2015#	18.58	1.63	(2.79)	(1.16)	(0.61)	(0.21)
11/30/2014	18.15	0.43	0.39	0.82	(0.39)	—
11/30/2013	16.94	0.22	1.43	1.65	(0.38)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.42	1.69	2.11	(0.17)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Less than 0.01%.
(g)	See Note 6 in the Notes to Financial Statements.

250	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.43)	$18.44	6.82%	$7,862	0.42	%(d)	0.61	%(d)	1.59	%(d)	111%
(0.43)	17.69	9.83	9,173	0.50		0.60		1.66		97
(0.82)	16.52	(6.46)	19,205	0.41	(d)(e)	0.61	(d)(e)	2.93	(d)(e)	138
(0.40)	18.49	4.49	20,351	0.39		0.60		2.27		90
(0.48)	18.09	9.83	6,939	0.35		0.60		2.48		67
(0.17)	16.94	14.23	104	0.30	(d)	0.60	(d)	2.36	(d)	38

$(0.41)	$18.35	6.62%	$659	0.77	%(d)	0.86	%(d)	1.65	%(d)	111%
(0.39)	17.62	9.45	1,575	0.85		0.85		1.30		97
(0.75)	16.48	(6.76)	1,600	0.76	(d)(e)	0.87	(d)(e)	2.07	(d)(e)	138
(0.30)	18.43	4.14	1,089	0.74		0.85		1.93		90
(0.45)	18.00	9.46	961	0.70		0.85		2.38		67
(0.17)	16.89	13.88	893	0.65	(d)	0.85	(d)	1.04	(d)	38

$(0.53)	$18.52	7.04%	$30,664	0.12	%(d)	0.21	%(d)	1.94	%(d)	111%
(0.51)	17.82	10.13	29,994	0.20		0.20		1.96		97
(0.86)	16.67	(6.23)	26,729	0.11	(d)(e)	0.21	(d)(e)	2.58	(d)(e)	138
(0.41)	18.65	4.84	14,105	0.09		0.20		2.32		90
(0.48)	18.20	10.19	5,333	0.05		0.20		2.83		67
(0.18)	16.99	14.58	4,090	—(d	)	0.20	(d)	2.43	(d)	38

$(0.55)	$18.54	7.03%	$11,814	0.02	%(d)	0.11	%(d)	1.95	%(d)	111%
(0.52)	17.86	10.29	9,265	0.10		0.10		1.94		97
(0.88)	16.70	(6.15)	6,172	—(d	)(e)(f)	0.12	(d)(e)	3.22	(d)(e)	138
(0.42)	18.68	4.89	6,587	—(g	)	0.10		2.66		90
(0.48)	18.23	10.24	5,850	—(g	)	0.12		3.10		67
(0.18)	17.00	14.65	5,132	—(d	)(g)	0.15	(d)	3.00	(d)	38

$(0.47)	$18.49	6.86%	$788	0.37	%(d)	0.46	%(d)	1.64	%(d)	111%
(0.45)	17.77	9.93	639	0.45		0.45		1.74		97
(0.82)	16.60	(6.50)	719	0.35	(d)(e)	0.46	(d)(e)	10.75	(d)(e)	138
(0.39)	18.58	4.60	11,550	0.34		0.45		2.33		90
(0.44)	18.15	9.95	10,427	0.30		0.45		1.29		67
(0.17)	16.94	14.23	12	0.25	(d)	0.45	(d)	2.76	(d)	38

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	251

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
3/31/2017+	$20.51	$0.20	$1.32	$1.52	$(0.37)	$(0.37)
9/30/2016	19.04	0.27	1.61	1.88	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.91	0.49	(1.94)	(1.45)	(0.83)	(0.59)
11/30/2014	21.45	0.48	0.50	0.98	(0.51)	(0.01)
11/30/2013	19.71	0.49	1.82	2.31	(0.53)	(0.04)
11/30/2012	20.22	0.29	1.61	1.90	(0.69)	(1.72)
11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)
Class C
3/31/2017+	$20.36	$0.13	$1.30	$1.43	$(0.29)	$(0.37)
9/30/2016	18.94	0.19	1.54	1.73	(0.28)	(0.03)
12/1/2014 - 9/30/2015#	21.68	0.38	(1.94)	(1.56)	(0.59)	(0.59)
11/30/2014	21.21	0.33	0.48	0.81	(0.33)	(0.01)
11/30/2013	19.53	0.34	1.80	2.14	(0.42)	(0.04)
11/30/2012	20.07	0.31	1.43	1.74	(0.56)	(1.72)
11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)
Class R
3/31/2017+	$20.37	$0.23	$1.23	$1.46	$(0.40)	$(0.37)
9/30/2016	18.97	0.18	1.63	1.81	(0.38)	(0.03)
12/1/2014 - 9/30/2015#	21.80	0.42	(1.91)	(1.49)	(0.75)	(0.59)
11/30/2014	21.31	0.41	0.49	0.90	(0.40)	(0.01)
11/30/2013	19.63	0.44	1.80	2.24	(0.52)	(0.04)
11/30/2012	20.16	0.16	1.66	1.82	(0.63)	(1.72)
11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)
Class P
3/31/2017+	$20.70	$0.24	$1.32	$1.56	$(0.52)	$(0.37)
9/30/2016	19.26	0.32	1.65	1.97	(0.50)	(0.03)
12/1/2014 - 9/30/2015#	22.15	0.46	(1.87)	(1.41)	(0.89)	(0.59)
11/30/2014	21.63	0.50	0.56	1.06	(0.53)	(0.01)
11/30/2013	19.82	0.49	1.90	2.39	(0.54)	(0.04)
11/30/2012	20.31	0.39	1.57	1.96	(0.73)	(1.72)
11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)
Class R6
3/31/2017+	$20.75	$0.24	$1.33	$1.57	$(0.54)	$(0.37)
9/30/2016	19.30	0.33	1.66	1.99	(0.51)	(0.03)
12/1/2014 - 9/30/2015#	22.19	0.53	(1.92)	(1.39)	(0.91)	(0.59)
11/30/2014	21.66	0.61	0.47	1.08	(0.54)	(0.01)
11/30/2013	19.83	0.60	1.81	2.41	(0.54)	(0.04)
11/30/2012	20.33	0.56	1.41	1.97	(0.75)	(1.72)
11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)
Administrative Class
3/31/2017+	$20.57	$0.20	$1.32	$1.52	$(0.44)	$(0.37)
9/30/2016	19.14	0.31	1.60	1.91	(0.45)	(0.03)
12/1/2014 - 9/30/2015#	22.02	1.71	(3.16)	(1.45)	(0.84)	(0.59)
11/30/2014	21.53	0.50	0.49	0.99	(0.49)	(0.01)
11/30/2013	19.75	0.26	2.07	2.33	(0.51)	(0.04)
11/30/2012	20.26	0.52	1.38	1.90	(0.69)	(1.72)
11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

252	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.74)	$21.29	7.61%	$4,734	0.47	%(d)	0.61	%(d)	1.89	%(d)	101%
(0.41)	20.51	9.99	4,106	0.51		0.60		1.36		101
(1.42)	19.04	(6.99)	13,551	0.37	(d)(e)	0.60	(d)(e)	2.87	(d)(e)	143
(0.52)	21.91	4.65	16,631	0.38		0.60		2.22		84
(0.57)	21.45	12.11	5,513	0.35		0.60		2.40		61
(2.41)	19.71	10.61	1,915	0.28		0.60		1.52		45
(1.91)	20.22	0.81	151	0.42		2.96		2.42		53

$(0.66)	$21.13	7.19%	$123	1.22	%(d)	1.36	%(d)	1.27	%(d)	101%
(0.31)	20.36	9.20	126	1.26		1.35		0.99		101
(1.18)	18.94	(7.54)	202	1.12	(d)(e)	1.35	(d)(e)	2.22	(d)(e)	143
(0.34)	21.68	3.90	269	1.13		1.35		1.51		84
(0.46)	21.21	11.20	317	1.10		1.35		1.66		61
(2.28)	19.53	9.80	195	1.03		1.35		1.66		45
(1.67)	20.07	0.07	87	1.15		3.56		1.30		53

$(0.77)	$21.06	7.40%	$366	0.82	%(d)	0.86	%(d)	2.19	%(d)	101%
(0.41)	20.37	9.64	1,648	0.86		0.86		0.94		101
(1.34)	18.97	(7.22)	1,272	0.72	(d)(e)	0.85	(d)(e)	2.48	(d)(e)	143
(0.41)	21.80	4.31	1,343	0.73		0.85		1.88		84
(0.56)	21.31	11.70	1,167	0.70		0.85		2.15		61
(2.35)	19.63	10.24	848	0.63		0.85		0.87		45
(1.89)	20.16	0.54	15	0.70		3.22		2.63		53

$(0.89)	$21.37	7.80%	$22,426	0.17	%(d)	0.21	%(d)	2.32	%(d)	101%
(0.53)	20.70	10.36	20,628	0.21		0.21		1.61		101
(1.48)	19.26	(6.76)	16,997	0.07	(d)(e)	0.20	(d)(e)	2.67	(d)(e)	143
(0.54)	22.15	4.99	11,734	0.08		0.20		2.27		84
(0.58)	21.63	12.42	4,704	0.05		0.20		2.37		61
(2.45)	19.82	10.99	2,343	—	(f)	0.20		2.00		45
(1.97)	20.31	1.06	15	0.21		2.75		3.11		53

$(0.91)	$21.41	7.82%	$19,454	0.07	%(d)	0.11	%(d)	2.29	%(d)	101%
(0.54)	20.75	10.47	15,812	0.11		0.11		1.65		101
(1.50)	19.30	(6.67)	12,053	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	143
(0.55)	22.19	5.09	8,071	—	(f)	0.10		2.78		84
(0.58)	21.66	12.51	9,939	—	(f)	0.12		2.93		61
(2.47)	19.83	11.04	7,782	—	(f)	0.15		2.95		45
(1.99)	20.33	1.11	5,315	0.10		2.65		3.15		53

$(0.81)	$21.28	7.61%	$369	0.42	%(d)	0.46	%(d)	1.99	%(d)	101%
(0.48)	20.57	10.09	374	0.46		0.46		1.58		101
(1.43)	19.14	(7.00)	488	0.32	(d)(e)	0.45	(d)(e)	9.63	(d)(e)	143
(0.50)	22.02	4.72	5,278	0.33		0.45		2.31		84
(0.55)	21.53	12.13	5,054	0.30		0.45		1.27		61
(2.41)	19.75	10.67	17	0.23		0.45		2.72		45
(1.94)	20.26	0.87	15	0.38		2.93		2.94		53

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	253

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
3/31/2017+	$18.07	$0.19	$1.21	$1.40	$(0.34)	$(0.54)
9/30/2016	16.71	0.20	1.54	1.74	(0.34)	(0.04)
12/1/2014 - 9/30/2015#	19.09	0.41	(1.75)	(1.34)	(0.70)	(0.34)
11/30/2014	18.67	0.41	0.49	0.90	(0.45)	(0.03)
11/30/2013	17.02	0.41	1.79	2.20	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.32	1.92	2.24	(0.22)	—
Class R
3/31/2017+	$17.97	$0.22	$1.14	$1.36	$(0.37)	$(0.54)
9/30/2016	16.65	0.13	1.55	1.68	(0.32)	(0.04)
12/1/2014 - 9/30/2015#	19.01	0.36	(1.74)	(1.38)	(0.64)	(0.34)
11/30/2014	18.57	0.34	0.49	0.83	(0.36)	(0.03)
11/30/2013	16.96	0.38	1.75	2.13	(0.43)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.16	2.02	2.18	(0.22)	—
Class P
3/31/2017+	$18.19	$0.23	$1.21	$1.44	$(0.47)	$(0.54)
9/30/2016	16.84	0.26	1.56	1.82	(0.43)	(0.04)
12/1/2014 - 9/30/2015#	19.24	0.43	(1.74)	(1.31)	(0.75)	(0.34)
11/30/2014	18.77	0.40	0.57	0.97	(0.47)	(0.03)
11/30/2013	17.06	0.47	1.79	2.26	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.39	1.89	2.28	(0.22)	—
Class R6
3/31/2017+	$18.25	$0.23	$1.22	$1.45	$(0.49)	$(0.54)
9/30/2016	16.89	0.22	1.62	1.84	(0.44)	(0.04)
12/1/2014 - 9/30/2015#	19.28	0.65	(1.94)	(1.29)	(0.76)	(0.34)
11/30/2014	18.80	0.49	0.49	0.98	(0.47)	(0.03)
11/30/2013	17.07	0.52	1.76	2.28	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.50	1.79	2.29	(0.22)	—
Administrative Class
3/31/2017+	$18.10	$0.23	$1.17	$1.40	$(0.45)	$(0.54)
9/30/2016	16.76	0.22	1.55	1.77	(0.39)	(0.04)
12/1/2014 - 9/30/2015#	19.15	1.22	(2.56)	(1.34)	(0.71)	(0.34)
11/30/2014	18.71	0.42	0.49	0.91	(0.44)	(0.03)
11/30/2013	17.01	0.22	1.99	2.21	(0.42)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.44	1.79	2.23	(0.22)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

254	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.88)	$18.59	8.06%	$4,107	0.49	%(d)	0.61	%(d)	2.04	%(d)	97%
(0.38)	18.07	10.55	3,753	0.51		0.60		1.17		103
(1.04)	16.71	(7.35)	10,022	0.37	(d)(e)	0.61	(d)(e)	2.74	(d)(e)	149
(0.48)	19.09	4.89	10,080	0.37		0.60		2.17		69
(0.55)	18.67	13.33	4,313	0.33		0.60		2.31		51
(0.22)	17.02	15.09	61	0.29	(d)	0.60	(d)	2.08	(d)	38

$(0.91)	$18.42	7.87%	$139	0.84	%(d)	0.86	%(d)	2.43	%(d)	97%
(0.36)	17.97	10.20	625	0.86		0.86		0.78		103
(0.98)	16.65	(7.59)	464	0.72	(d)(e)	0.86	(d)(e)	2.38	(d)(e)	149
(0.39)	19.01	4.52	449	0.72		0.85		1.82		69
(0.52)	18.57	12.94	356	0.68		0.85		2.17		51
(0.22)	16.96	14.67	293	0.64	(d)	0.85	(d)	1.07	(d)	38

$(1.01)	$18.62	8.27%	$14,019	0.19	%(d)	0.21	%(d)	2.49	%(d)	97%
(0.47)	18.19	10.95	12,764	0.21		0.21		1.49		103
(1.09)	16.84	(7.15)	10,650	0.07	(d)(e)	0.21	(d)(e)	2.88	(d)(e)	149
(0.50)	19.24	5.26	8,793	0.07		0.20		2.10		69
(0.55)	18.77	13.68	2,286	0.03		0.20		2.63		51
(0.22)	17.06	15.37	1,584	—	(d)(f)	0.20	(d)	2.46	(d)	38

$(1.03)	$18.67	8.32%	$10,808	0.09	%(d)	0.11	%(d)	2.49	%(d)	97%
(0.48)	18.25	11.06	7,919	0.11		0.11		1.25		103
(1.10)	16.89	(7.02)	3,563	—	(d)(e)(f)	0.10	(d)(e)	4.23	(d)(e)	149
(0.50)	19.28	5.33	5,477	—	(f)	0.10		2.55		69
(0.55)	18.80	13.80	4,587	—	(f)	0.12		2.91		51
(0.22)	17.07	15.44	3,733	—	(d)(f)	0.15	(d)	3.23	(d)	38

$(0.99)	$18.51	8.07%	$607	0.44	%(d)	0.46	%(d)	2.56	%(d)	97%
(0.43)	18.10	10.67	359	0.46		0.46		1.27		103
(1.05)	16.76	(7.37)	346	0.32	(d)(e)	0.46	(d)(e)	7.95	(d)(e)	149
(0.47)	19.15	4.95	1,763	0.32		0.45		2.24		69
(0.51)	18.71	13.40	1,542	0.28		0.45		1.23		51
(0.22)	17.01	15.02	12	0.24	(d)	0.45	(d)	2.84	(d)	38

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	255

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
3/31/2017+	$20.10	$0.18	$1.40	$1.58	$(0.44)	$(0.55)
9/30/2016	18.72	0.20	1.78	1.98	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.87	0.44	(2.04)	(1.60)	(0.87)	(0.68)
11/30/2014	21.55	0.44	0.58	1.02	(0.57)	(0.13)
11/30/2013	19.48	0.42	2.32	2.74	(0.60)	(0.07)
11/30/2012	20.16	0.28	1.59	1.87	(0.76)	(1.79)
11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)
Class C
3/31/2017+	$19.80	$0.15	$1.33	$1.48	$(0.34)	$(0.55)
9/30/2016	18.52	0.11	1.71	1.82	(0.17)	(0.37)
12/1/2014 - 9/30/2015#	21.62	0.31	(2.03)	(1.72)	(0.70)	(0.68)
11/30/2014	21.34	0.30	0.55	0.85	(0.44)	(0.13)
11/30/2013	19.25	0.30	2.27	2.57	(0.41)	(0.07)
11/30/2012	19.92	0.27	1.44	1.71	(0.59)	(1.79)
11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)
Class R
3/31/2017+	$19.99	$0.26	$1.26	$1.52	$(0.42)	$(0.55)
9/30/2016	18.68	0.15	1.76	1.91	(0.23)	(0.37)
12/1/2014 - 9/30/2015#	21.80	0.37	(2.03)	(1.66)	(0.78)	(0.68)
11/30/2014	21.46	0.39	0.53	0.92	(0.45)	(0.13)
11/30/2013	19.47	0.37	2.29	2.66	(0.60)	(0.07)
11/30/2012	20.12	0.18	1.64	1.82	(0.68)	(1.79)
11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)
Class P
3/31/2017+	$20.31	$0.26	$1.36	$1.62	$(0.54)	$(0.55)
9/30/2016	18.97	0.27	1.80	2.07	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.14	0.47	(2.04)	(1.57)	(0.92)	(0.68)
11/30/2014	21.77	0.45	0.64	1.09	(0.59)	(0.13)
11/30/2013	19.64	0.48	2.35	2.83	(0.63)	(0.07)
11/30/2012	20.27	0.38	1.56	1.94	(0.78)	(1.79)
11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)
Class R6
3/31/2017+	$20.39	$0.26	$1.38	$1.64	$(0.56)	$(0.55)
9/30/2016	19.03	0.30	1.79	2.09	(0.36)	(0.37)
12/1/2014 - 9/30/2015#	22.20	0.57	(2.13)	(1.56)	(0.93)	(0.68)
11/30/2014	21.80	0.57	0.55	1.12	(0.59)	(0.13)
11/30/2013	19.66	0.55	2.29	2.84	(0.63)	(0.07)
11/30/2012	20.30	0.58	1.38	1.96	(0.81)	(1.79)
11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)
Administrative Class
3/31/2017+	$20.20	$0.23	$1.37	$1.60	$(0.49)	$(0.55)
9/30/2016	18.87	0.24	1.77	2.01	(0.31)	(0.37)
12/1/2014 - 9/30/2015#	22.03	0.80	(2.42)	(1.62)	(0.86)	(0.68)
11/30/2014	21.69	0.49	0.54	1.03	(0.56)	(0.13)
11/30/2013	19.58	0.22	2.55	2.77	(0.59)	(0.07)
11/30/2012	20.23	0.53	1.36	1.89	(0.75)	(1.79)
11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

256	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.99)	$20.69	8.15%	$3,096	0.50	%(d)	0.61	%(d)	1.84	%(d)	98%
(0.60)	20.10	10.74	1,633	0.50		0.60		1.03		89
(1.55)	18.72	(7.79)	4,863	0.34	(d)(e)	0.61	(d)(e)	2.62	(d)(e)	147
(0.70)	21.87	4.85	4,772	0.35		0.60		2.02		78
(0.67)	21.55	14.50	1,014	0.30		0.60		2.08		54
(2.55)	19.48	10.64	1,371	0.26		0.60		1.45		47
(2.11)	20.16	0.80	71	0.41		2.92		2.85		51

$(0.89)	$20.39	7.75%	$169	1.25	%(d)	1.36	%(d)	1.47	%(d)	98%
(0.54)	19.80	9.96	145	1.25		1.35		0.56		89
(1.38)	18.52	(8.40)	148	1.09	(d)(e)	1.36	(d)(e)	1.83	(d)(e)	147
(0.57)	21.62	4.08	138	1.10		1.35		1.38		78
(0.48)	21.34	13.64	119	1.05		1.35		1.48		54
(2.38)	19.25	9.78	60	1.01		1.35		1.44		47
(2.03)	19.92	(0.01)	48	1.17		3.70		2.09		51

$(0.97)	$20.54	7.91%	$96	0.85	%(d)	0.86	%(d)	2.58	%(d)	98%
(0.60)	19.99	10.41	740	0.85		0.85		0.80		89
(1.46)	18.68	(8.07)	608	0.69	(d)(e)	0.86	(d)(e)	2.20	(d)(e)	147
(0.58)	21.80	4.41	584	0.70		0.85		1.79		78
(0.67)	21.46	14.11	497	0.65		0.85		1.85		54
(2.47)	19.47	10.30	359	0.61		0.85		0.96		47
(2.06)	20.12	0.51	17	0.69		3.21		2.71		51

$(1.09)	$20.84	8.32%	$10,573	0.20	%(d)	0.21	%(d)	2.56	%(d)	98%
(0.73)	20.31	11.12	10,021	0.20		0.20		1.42		89
(1.60)	18.97	(7.55)	7,750	0.04	(d)(e)	0.21	(d)(e)	2.74	(d)(e)	147
(0.72)	22.14	5.13	5,234	0.05		0.20		2.06		78
(0.70)	21.77	14.90	1,397	—		0.20		2.34		54
(2.57)	19.64	11.00	762	—	(f)	0.20		1.98		47
(2.13)	20.27	0.96	15	0.19		2.75		3.21		51

$(1.11)	$20.92	8.39%	$13,585	0.10	%(d)	0.11	%(d)	2.53	%(d)	98%
(0.73)	20.39	11.23	10,525	0.10		0.10		1.54		89
(1.61)	19.03	(7.49)	8,110	—	(d)(e)(f)	0.10	(d)(e)	3.31	(d)(e)	147
(0.72)	22.20	5.27	9,227	—	(f)	0.10		2.58		78
(0.70)	21.80	14.94	8,935	—	(f)	0.12		2.68		54
(2.60)	19.66	11.06	6,431	—	(f)	0.15		3.03		47
(2.16)	20.30	1.11	5,149	0.09		2.65		3.22		51

$(1.04)	$20.76	8.22%	$720	0.45	%(d)	0.46	%(d)	2.30	%(d)	98%
(0.68)	20.20	10.87	646	0.45		0.45		1.23		89
(1.54)	18.87	(7.80)	605	0.29	(d)(e)	0.46	(d)(e)	4.66	(d)(e)	147
(0.69)	22.03	4.87	1,245	0.30		0.45		2.25		78
(0.66)	21.69	14.66	1,194	0.25		0.45		1.07		54
(2.54)	19.58	10.62	17	0.21		0.45		2.77		47
(2.10)	20.23	0.82	15	0.37		2.93		3.04		51

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	257

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
3/31/2017+	$17.17	$0.17	$1.18	$1.35	$(0.33)	$(0.36)
9/30/2016	16.02	0.17	1.49	1.66	(0.28)	(0.23)
12/1/2014 - 9/30/2015#	18.70	0.33	(1.69)	(1.36)	(0.76)	(0.56)
11/30/2014	18.51	0.39	0.50	0.89	(0.49)	(0.21)
11/30/2013	17.02	0.26	2.11	2.37	(0.59)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.80	2.24	(0.22)	—
Class R
3/31/2017+	$17.07	$0.21	$1.10	$1.31	$(0.30)	$(0.36)
9/30/2016	15.97	0.10	1.48	1.58	(0.25)	(0.23)
12/1/2014 - 9/30/2015#	18.63	0.26	(1.66)	(1.40)	(0.70)	(0.56)
11/30/2014	18.42	0.30	0.53	0.83	(0.41)	(0.21)
11/30/2013	16.97	0.30	2.00	2.30	(0.56)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.31	1.88	2.19	(0.22)	—
Class P
3/31/2017+	$17.32	$0.21	$1.17	$1.38	$(0.39)	$(0.36)
9/30/2016	16.17	0.20	1.52	1.72	(0.34)	(0.23)
12/1/2014 - 9/30/2015#	18.85	0.35	(1.68)	(1.33)	(0.79)	(0.56)
11/30/2014	18.61	0.38	0.57	0.95	(0.50)	(0.21)
11/30/2013	17.08	0.34	2.09	2.43	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.43	1.87	2.30	(0.22)	—
Class R6
3/31/2017+	$17.38	$0.21	$1.19	$1.40	$(0.40)	$(0.36)
9/30/2016	16.22	0.26	1.48	1.74	(0.35)	(0.23)
12/1/2014 - 9/30/2015#	18.90	0.46	(1.78)	(1.32)	(0.80)	(0.56)
11/30/2014	18.64	0.47	0.50	0.97	(0.50)	(0.21)
11/30/2013	17.09	0.49	1.96	2.45	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.50	1.81	2.31	(0.22)	—
Administrative Class
3/31/2017+	$17.21	$0.19	$1.17	$1.36	$(0.35)	$(0.36)
9/30/2016	16.08	0.18	1.49	1.67	(0.31)	(0.23)
12/1/2014 - 9/30/2015#	18.76	0.62	(1.98)	(1.36)	(0.76)	(0.56)
11/30/2014	18.55	0.38	0.52	0.90	(0.48)	(0.21)
11/30/2013	17.03	0.22	2.16	2.38	(0.57)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.81	2.25	(0.22)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

258	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.69)	$17.83	8.09%	$1,691	0.51	%(d)	0.60	%(d)	1.94	%(d)	86%
(0.51)	17.17	10.52	1,036	0.51		0.60		1.02		92
(1.32)	16.02	(7.75)	1,399	0.34	(d)(e)	0.60	(d)(e)	2.26	(d)(e)	153
(0.70)	18.70	4.96	1,089	0.35		0.60		2.11		74
(0.88)	18.51	14.59	135	0.30		0.60		1.52		41
(0.22)	17.02	15.10	11	0.27	(d)	0.60	(d)	2.82	(d)	31

$(0.66)	$17.72	7.88%	$86	0.86	%(d)	0.86	%(d)	2.39	%(d)	86%
(0.48)	17.07	10.06	350	0.86		0.86		0.64		92
(1.26)	15.97	(7.98)	217	0.69	(d)(e)	0.85	(d)(e)	1.78	(d)(e)	153
(0.62)	18.63	4.61	144	0.70		0.85		1.61		74
(0.85)	18.42	14.22	72	0.65		0.85		1.75		41
(0.22)	16.97	14.75	39	0.62	(d)	0.85	(d)	1.99	(d)	31

$(0.75)	$17.95	8.26%	$4,714	0.21	%(d)	0.21	%(d)	2.43	%(d)	86%
(0.57)	17.32	10.84	3,457	0.21		0.21		1.21		92
(1.35)	16.17	(7.51)	1,762	0.04	(d)(e)	0.20	(d)(e)	2.42	(d)(e)	153
(0.71)	18.85	5.27	1,362	0.05		0.20		2.04		74
(0.90)	18.61	14.88	240	—		0.20		1.96		41
(0.22)	17.08	15.52	59	—	(d)(f)	0.20	(d)	2.77	(d)	31

$(0.76)	$18.02	8.35%	$4,749	0.11	%(d)	0.11	%(d)	2.39	%(d)	86%
(0.58)	17.38	10.91	2,982	0.11		0.11		1.60		92
(1.36)	16.22	(7.45)	2,591	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	153
(0.71)	18.90	5.37	4,934	—	(f)	0.10		2.52		74
(0.90)	18.64	15.06	4,388	—	(f)	0.12		2.77		41
(0.22)	17.09	15.52	3,509	—	(d)(f)	0.15	(d)	3.21	(d)	31

$(0.71)	$17.86	8.15%	$349	0.46	%(d)	0.46	%(d)	2.21	%(d)	86%
(0.54)	17.21	10.54	298	0.46		0.46		1.10		92
(1.32)	16.08	(7.75)	216	0.29	(d)(e)	0.45	(d)(e)	4.23	(d)(e)	153
(0.69)	18.76	5.00	357	0.30		0.45		2.06		74
(0.86)	18.55	14.67	221	0.25		0.45		1.22		41
(0.22)	17.03	15.17	11	0.22	(d)	0.46	(d)	2.87	(d)	31

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	259

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement Income:
Class A
3/31/2017+	$18.31	$0.45	$—	$0.45	$(0.42)	$(0.09)
9/30/2016	17.34	0.75	1.09	1.84	(0.80)	(0.07)
12/1/2014 - 9/30/2015#	19.35	0.48	(1.32)	(0.84)	(0.67)	(0.50)
11/30/2014	18.96	0.42	0.31	0.73	(0.34)	—
11/30/2013	19.20	0.50	0.03	0.53	(0.66)	(0.08)
11/30/2012	18.27	0.48	1.23	1.71	(0.58)	(0.20)
11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)
Class C
3/31/2017+	$18.21	$0.38	$—	$0.38	$(0.25)	$(0.09)
9/30/2016	17.16	0.66	1.04	1.70	(0.58)	(0.07)
12/1/2014 - 9/30/2015#	19.14	0.38	(1.33)	(0.95)	(0.53)	(0.50)
11/30/2014	18.76	0.27	0.31	0.58	(0.20)	—
11/30/2013	18.99	0.37	0.01	0.38	(0.50)	(0.08)
11/30/2012	18.09	0.31	1.24	1.55	(0.45)	(0.20)
11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)
Class R
3/31/2017+	$18.97	$0.40	$0.04	$0.44	$(0.31)	$(0.09)
9/30/2016	17.92	0.73	1.11	1.84	(0.72)	(0.07)
12/1/2014 - 9/30/2015#	19.95	0.44	(1.36)	(0.92)	(0.61)	(0.50)
11/30/2014	19.53	0.36	0.33	0.69	(0.27)	—
11/30/2013	19.74	0.46	0.01	0.47	(0.57)	(0.08)
11/30/2012	18.77	0.24	1.45	1.69	(0.52)	(0.20)
11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)
Class P
3/31/2017+	$18.51	$0.48	$—	$0.48	$(0.47)	$(0.09)
9/30/2016	17.58	0.83	1.09	1.92	(0.92)	(0.07)
12/1/2014 - 9/30/2015#	19.61	0.51	(1.31)	(0.80)	(0.73)	(0.50)
11/30/2014	19.20	0.47	0.34	0.81	(0.40)	—
11/30/2013	19.44	0.46	0.13	0.59	(0.72)	(0.08)
11/30/2012	18.49	0.32	1.48	1.80	(0.65)	(0.20)
11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)
Class R6
3/31/2017+	$18.08	$0.49	$(0.01)	$0.48	$(0.48)	$(0.09)
9/30/2016	17.21	0.82	1.07	1.89	(0.95)	(0.07)
12/1/2014 - 9/30/2015#	19.23	0.56	(1.33)	(0.77)	(0.75)	(0.50)
11/30/2014	18.83	0.49	0.33	0.82	(0.42)	—
11/30/2013	19.08	0.56	0.03	0.59	(0.73)	(0.08)
11/30/2012	18.16	0.49	1.28	1.77	(0.65)	(0.20)
11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)
Administrative Class
3/31/2017+	$18.61	$0.51	$(0.05)	$0.46	$(0.45)	$(0.09)
9/30/2016	17.60	0.75	0.94	1.69	(0.61)	(0.07)
12/1/2014 - 9/30/2015#	19.56	1.70	(2.55)	(0.85)	(0.61)	(0.50)
11/30/2014	19.15	0.43	0.33	0.76	(0.35)	—
11/30/2013	19.41	0.22	0.32	0.54	(0.69)	(0.08)
11/30/2012	18.46	0.49	1.26	1.75	(0.60)	(0.20)
11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

260	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$—	$(0.51)	$18.25	2.52%	$9,787	0.32	%(d)	0.61	%(d)	5.00	%(d)	86%
—	(0.87)	18.31	10.97	10,140	0.40		0.60		4.25		116
—	(1.17)	17.34	(4.53)	6,006	0.44	(d)(e)	0.62	(d)(e)	3.15	(d)(e)	179
—	(0.34)	19.35	3.88	6,324	0.40		0.60		2.18		101
(0.03)	(0.77)	18.96	2.78	4,326	0.39		0.60		2.64		81
—	(0.78)	19.20	9.68	4,891	0.40		0.60		2.57		51
—	(0.87)	18.27	3.45	4,427	0.46		1.60		2.01		74

$—	$(0.34)	$18.25	2.15%	$3,128	1.07	%(d)	1.36	%(d)	4.24	%(d)	86%
—	(0.65)	18.21	10.16	3,361	1.15		1.35		3.75		116
—	(1.03)	17.16	(5.16)	2,988	1.19	(d)(e)	1.37	(d)(e)	2.49	(d)(e)	179
—	(0.20)	19.14	3.12	3,984	1.15		1.35		1.42		101
(0.03)	(0.61)	18.76	2.03	4,359	1.14		1.35		1.99		81
—	(0.65)	18.99	8.84	6,935	1.15		1.35		1.70		51
—	(0.75)	18.09	2.71	5,820	1.22		2.48		1.50		74

$—	$(0.40)	$19.01	2.39%	$124	0.67	%(d)	0.86	%(d)	4.24	%(d)	86%
—	(0.79)	18.97	10.59	519	0.75		0.85		4.00		116
—	(1.11)	17.92	(4.83)	238	0.79	(d)(e)	0.87	(d)(e)	2.78	(d)(e)	179
—	(0.27)	19.95	3.55	215	0.75		0.85		1.80		101
(0.03)	(0.68)	19.53	2.46	152	0.74		0.85		2.36		81
—	(0.72)	19.74	9.28	183	0.75		0.85		1.29		51
—	(0.54)	18.77	3.18	17	0.76		4.59		2.82		74

$—	$(0.56)	$18.43	2.70%	$16,125	0.02	%(d)	0.21	%(d)	5.28	%(d)	86%
—	(0.99)	18.51	11.32	17,120	0.10		0.20		4.63		116
—	(1.23)	17.58	(4.31)	5,450	0.14	(d)(e)	0.22	(d)(e)	3.31	(d)(e)	179
—	(0.40)	19.61	4.23	6,349	0.11		0.21		2.39		101
(0.03)	(0.83)	19.20	3.12	4,427	0.09	(f)	0.20		2.42		81
—	(0.85)	19.44	10.05	4,751	0.10		0.20		1.71		51
—	(0.58)	18.49	3.69	14	0.26		4.47		3.38		74

$—	$(0.57)	$17.99	2.76%	$21,408	—	%(d)(f)	0.11	%(d)	5.49	%(d)	86%
—	(1.02)	18.08	11.40	19,128	—		0.10		4.70		116
—	(1.25)	17.21	(4.23)	8,058	0.04	(d)(e)	0.12	(d)(e)	3.69	(d)(e)	179
—	(0.42)	19.23	4.36	9,496	—	(f)(g)	0.10		2.56		101
(0.03)	(0.84)	18.83	3.23	9,487	—	(f)	0.12		2.96		81
—	(0.85)	19.08	10.11	11,294	—		0.15		2.64		51
—	(0.91)	18.16	3.77	4,904	0.16		1.81		3.53		74

$—	$(0.54)	$18.53	2.57%	$1,643	0.27	%(d)	0.46	%(d)	5.56	%(d)	86%
—	(0.68)	18.61	9.87	822	0.35		0.45		4.13		116
—	(1.11)	17.60	(4.53)	24	0.37	(d)(e)	0.45	(d)(e)	10.47	(d)(e)	179
—	(0.35)	19.56	3.97	2,001	0.35		0.45		2.20		101
(0.03)	(0.80)	19.15	2.92	2,461	0.34		0.45		1.16		81
—	(0.80)	19.41	9.71	15	0.35		0.45		2.59		51
—	(0.56)	18.46	3.49	14	0.44		4.65		3.21		74

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.
(g)	Less than 0.01%.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	261

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation:
Class A
3/31/2017+	$11.23	$0.16	$0.27	$0.43	$(0.17)	$—
9/30/2016	10.98	0.07	0.63	0.70	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.18	0.25	(0.89)	(0.64)	(0.42)	(0.14)
11/30/2014	11.90	0.30	0.25	0.55	(0.27)	—
11/30/2013	11.07	0.31	0.95	1.26	(0.43)	—
11/30/2012	10.30	0.25	0.84	1.09	(0.32)	—
11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	—
Class C
3/31/2017+	$11.32	$0.13	$0.27	$0.40	$(0.09)	$—
9/30/2016	11.13	(0.01)	0.63	0.62	(0.03)	(0.40)
12/1/2014 - 9/30/2015#	12.33	0.18	(0.91)	(0.73)	(0.33)	(0.14)
11/30/2014	12.04	0.22	0.24	0.46	(0.17)	—
11/30/2013	11.19	0.23	0.96	1.19	(0.34)	—
11/30/2012	10.41	0.17	0.85	1.02	(0.24)	—
11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	—
Class R
3/31/2017+	$11.15	$0.16	$0.26	$0.42	$(0.19)	$—
9/30/2016	10.93	0.05	0.62	0.67	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.13	0.22	(0.88)	(0.66)	(0.40)	(0.14)
11/30/2014	11.84	0.28	0.26	0.54	(0.25)	—
11/30/2013	11.02	0.28	0.95	1.23	(0.41)	—
11/30/2012	10.26	0.21	0.84	1.05	(0.29)	—
11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	—
Class P
3/31/2017+	$11.24	$0.21	$0.24	$0.45	$(0.26)	$—
9/30/2016	10.98	0.12	0.61	0.73	(0.07)	(0.40)
12/1/2014 - 9/30/2015#	12.19	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.90	0.32	0.26	0.58	(0.29)	—
11/30/2013	11.07	0.32	0.96	1.28	(0.45)	—
11/30/2012	10.28	0.29	0.81	1.10	(0.31)	—
11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

262	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(0.17)	$11.49	3.88%	$43,885	0.60	%(d)	1.13	%(d)	2.88	%(d)	6%
(0.45)	11.23	6.55	84,852	0.60		1.13		0.68		57
(0.56)	10.98	(5.45)	88,132	0.55	(d)(e)	1.30	(d)(e)	2.52	(d)(e)	113
(0.27)	12.18	4.62	65,499	0.40		1.34		2.48		48
(0.43)	11.90	11.79	69,565	0.41		1.36		2.68		45
(0.32)	11.07	10.64	70,312	0.43		1.38		2.32		57
(0.39)	10.30	0.95	73,816	0.47		1.35		2.32		64

$(0.09)	$11.63	3.55%	$40,169	1.35	%(d)	1.88	%(d)	2.37	%(d)	6%
(0.43)	11.32	5.72	46,387	1.38		1.90		(0.06)		57
(0.47)	11.13	(6.07)	51,322	1.29	(d)(e)	2.04	(d)(e)	1.78	(d)(e)	113
(0.17)	12.33	3.88	62,275	1.13		2.08		1.78		48
(0.34)	12.04	10.81	68,756	1.14		2.10		1.98		45
(0.24)	11.19	9.90	71,375	1.18		2.11		1.59		57
(0.30)	10.41	0.15	78,367	1.22		2.09		1.64		64

$(0.19)	$11.38	3.87%	$19	0.79	%(d)	1.32	%(d)	2.94	%(d)	6%
(0.45)	11.15	6.25	17	0.81		1.33		0.45		57
(0.54)	10.93	(5.61)	16	0.72	(d)(e)	1.50	(d)(e)	2.23	(d)(e)	113
(0.25)	12.13	4.57	17	0.56		1.53		2.32		48
(0.41)	11.84	11.44	17	0.59		1.54		2.42		45
(0.29)	11.02	10.44	15	0.67		1.56		2.02		57
(0.36)	10.26	0.73	14	0.72		1.59		2.11		64

$(0.26)	$11.43	4.13%	$2,840	0.29	%(d)	0.81	%(d)	3.72	%(d)	6%
(0.47)	11.24	6.78	1,901	0.30		0.83		1.10		57
(0.59)	10.98	(5.30)	2,069	0.33	(d)(e)	1.06	(d)(e)	2.52	(d)(e)	113
(0.29)	12.19	4.96	2,139	0.16		1.12		2.68		48
(0.45)	11.90	11.92	1,960	0.19		1.13		2.81		45
(0.31)	11.07	10.91	1,340	0.25		1.37		2.75		57
(0.41)	10.28	1.13	1,996	0.27		1.22		2.52		64

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	263

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation (cont’d)
Institutional Class
3/31/2017+	$11.11	$0.19	$0.25	$0.44	$(0.24)	$—
9/30/2016	10.86	0.10	0.61	0.71	(0.06)	(0.40)
12/1/2014 - 9/30/2015#	12.07	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.78	0.32	0.27	0.59	(0.30)	—
11/30/2013	10.97	0.32	0.95	1.27	(0.46)	—
11/30/2012	10.21	0.26	0.84	1.10	(0.34)	—
11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	—
Class R6
3/31/2017+	$11.10	$0.19	$0.25	$0.44	$(0.26)	$—
9/30/2016	10.85	0.05	0.67	0.72	(0.07)	(0.40)
9/8/2015* - 9/30/2015#	11.01	0.01	(0.13)	(0.12)	(0.04)	—
Administrative Class
3/31/2017+	$11.52	$0.18	$0.27	$0.45	$(0.21)	$—
9/30/2016	11.25	0.08	0.64	0.72	(0.05)	(0.40)
12/1/2014 - 9/30/2015#	12.47	0.23	(0.89)	(0.66)	(0.42)	(0.14)
11/30/2014	12.17	0.30	0.27	0.57	(0.27)	—
11/30/2013	11.30	0.43	0.85	1.28	(0.41)	—
11/30/2012	10.51	0.26	0.84	1.10	(0.31)	—
11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

264	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(0.24)	$11.31	4.09%	$70,436	0.38	%(d)	0.91	%(d)	3.37	%(d)	6%
(0.46)	11.11	6.72	68,709	0.40		0.92		0.89		57
(0.59)	10.86	(5.34)	74,024	0.32	(d)(e)	1.07	(d)(e)	2.58	(d)(e)	113
(0.30)	12.07	5.01	74,957	0.16		1.11		2.69		48
(0.46)	11.78	11.90	68,675	0.16		1.11		2.81		45
(0.34)	10.97	11.01	57,357	0.15		1.14		2.47		57
(0.41)	10.21	1.31	47,916	0.16		1.12		2.50		64

$(0.26)	$11.28	4.10%	$299,509	0.28	%(d)	0.81	%(d)	3.44	%(d)	6%
(0.47)	11.10	6.81	291,767	0.30		0.83		0.48		57
(0.04)	10.85	(1.14)	91,912	0.30	(d)(e)	1.31	(d)(e)	2.07	(d)(e)	113

$(0.21)	$11.76	3.96%	$24	0.53	%(d)	1.06	%(d)	3.07	%(d)	6%
(0.45)	11.52	6.58	32	0.56		1.08		0.67		57
(0.56)	11.25	(5.50)	27	0.57	(d)(e)	1.23	(d)(e)	2.35	(d)(e)	113
(0.27)	12.47	4.68	33	0.41		1.27		2.45		48
(0.41)	12.17	11.59	24	0.41		1.48		3.73		45
(0.31)	11.30	10.70	1,653	0.40		1.42		2.35		57
(0.39)	10.51	1.05	1,649	0.41		1.36		1.19		64

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	265

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Megatrends:
Class A
3/31/2017+	$14.71	$0.07	$0.40	$0.47	$(0.06)	$—
9/30/2016	13.84	0.01	1.94	1.95	(0.28)	(0.80)
2/2/2015* - 9/30/2015#	15.00	(0.02)	(1.14)	(1.16)	—	—
Class P
3/31/2017+	$14.74	$0.07	$0.41	$0.48	$(0.07)	$—
9/30/2016	13.86	0.08	1.89	1.97	(0.29)	(0.80)
2/2/2015* - 9/30/2015#	15.00	—	(1.14)	(1.14)	—	—
Institutional Class
3/31/2017+	$14.76	$0.08	$0.41	$0.49	$(0.07)	$—
9/30/2016	13.87	0.07	1.91	1.98	(0.29)	(0.80)
2/2/2015* - 9/30/2015#	15.00	0.01	(1.14)	(1.13)	—	—

+	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

266	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$(0.06)	$15.12	3.24%	$48	0.17	%(d)	4.85	%(d)	0.94	%(d)	—%
(1.08)	14.71	14.36	39	0.13		5.99		0.07		5
—	13.84	(7.73)	9	0.15	(d)(e)	6.65	(d)(e)	(0.15	)(d)(e)	—

$(0.07)	$15.15	3.31%	$11	0.02	%(d)	4.54	%(d)	1.03	%(d)	—%
(1.09)	14.74	14.55	11	—	(f)	6.70		0.61		5
—	13.86	(7.60)	27	—	(d)(e)	6.86	(d)(e)	—	(d)(e)	—

$(0.07)	$15.18	3.38%	$3,418	—	%(d)(f)	4.55	%(d)	1.13	%(d)	—%
(1.09)	14.76	14.61	3,204	—	(f)	5.84		0.46		5
—	13.87	(7.53)	2,776	—	(d)(e)(f)	6.40	(d)(e)	0.10	(d)(e)	—

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	267

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles Emerging Markets Equity:
Class A
3/31/2017+	$14.44	$0.02	$0.78	$0.80	$(0.85)	$—
4/26/2016* - 9/30/2016	13.08	0.18	1.18	1.36	—	—
Class C
3/31/2017+	$14.40	$(0.03)	$0.77	$0.74	$(0.79)	$—
4/26/2016* - 9/30/2016	13.08	0.12	1.20	1.32	—	—
Class P
3/31/2017+	$14.47	$0.03	$0.78	$0.81	$(0.84)	$—
9/30/2016	12.75	0.22	1.93	2.15	(0.17)	(0.26)
12/9/2014* - 9/30/2015#	15.00	0.34	(2.59)	(2.25)	— (f)	—
Institutional Class
3/31/2017+	$14.46	$0.05	$0.77	$0.82	$(0.85)	$—
9/30/2016	12.76	0.25	1.90	2.15	(0.19)	(0.26)
12/9/2014* - 9/30/2015#	15.00	0.36	(2.60)	(2.24)	— (f)	—
Class R6
3/31/2017+	$14.44	$0.05	$0.78	$0.83	$(0.80)	$—
9/30/2016	12.77	0.30	1.87	2.17	(0.24)	(0.26)
12/9/2014* - 9/30/2015#	15.00	0.37	(2.60)	(2.23)	— (f)	—
AllianzGI Best Styles Global Equity:
Class A
3/31/2017+	$15.62	$0.07	$1.41	$1.48	$— (f)	$(0.10)
9/30/2016	14.60	0.28	0.89	1.17	(0.15)	—
12/1/2014 - 9/30/2015#	16.57	0.52	(1.65)	(1.13)	(0.43)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.05	0.01	0.06	—	—
Class C
3/31/2017+	$15.61	$0.08	$1.36	$1.44	$(0.18)	$(0.10)
4/26/2016* - 9/30/2016	15.29	0.11	0.21	0.32	—	—
Class P
3/31/2017+	$15.79	$0.13	$1.39	$1.52	$(0.24)	$(0.10)
9/30/2016	14.68	0.32	0.89	1.21	(0.10)	—
12/22/2014* - 9/30/2015#	15.68	0.27	(1.27)	(1.00)	—(f )	— (f)
Institutional Class
3/31/2017+	$15.68	$0.13	$1.38	$1.51	$(0.26)	$(0.10)
9/30/2016	14.63	0.37	0.84	1.21	(0.16)	—
12/1/2014 - 9/30/2015#	16.58	0.28	(1.38)	(1.10)	(0.44)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.06	0.01	0.07	—	—
Class R6
3/31/2017+	$15.78	$0.14	$1.39	$1.53	$(0.28)	$(0.10)
9/30/2016	14.70	0.37	0.86	1.23	(0.15)	—
12/1/2014 - 9/30/2015#	16.58	0.31	(1.40)	(1.09)	(0.38)	(0.41)
12/2/2013* - 11/30/2014	15.00	0.38	1.20	1.58	—	—

+	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

268	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.85)	$14.39		6.42%	$18	0.91	%(c)	7.23	%(c)	0.32	%(c)	37%
—	14.44		10.40	11	0.95	(c)	4.30	(c)	3.03	(c)	95

$(0.79)	$14.35		5.95%	$15	1.67	%(c)	7.84	%(c)	(0.49	)%(c)	37%
—	14.40		10.09	14	1.70	(c)	5.13	(c)	2.08	(c)	95

$(0.84)	$14.44		6.46%	$11	0.77	%(c)	6.84	%(c)	0.41	%(c)	37%
(0.43)	14.47	(e)	17.42 (e)	10	0.80		3.94		1.72		95
— (f)	12.75		(14.98)	8	0.80	(c)(d)	5.81	(c)(d)	2.88	(c)(d)	29

$(0.85)	$14.43		6.57%	$74	0.62	%(c)	7.58	%(c)	0.68	%(c)	37%
(0.45)	14.46	(e)	17.52 (e)	10	0.70		3.89		1.97		95
— (f)	12.76		(14.91)	9	0.70	(c)(d)	5.82	(c)(d)	2.98	(c)(d)	29

$(0.80)	$14.47		6.57%	$6,126	0.60	%(c)	6.66	%(c)	0.66	%(c)	37%
(0.50)	14.44	(e)	17.66 (e)	12,441	0.60		3.88		2.34		95
— (f)	12.77		(14.84)	4,745	0.60	(c)(d)	5.79	(c)(d)	3.13	(c)(d)	29

$(0.10)	$17.00		9.50%	$1,203	0.75	%(c)	0.91	%(c)	0.84	%(c)	30%
(0.15)	15.62		8.09	36,257	0.75		0.79		1.88		70
(0.84)	14.60		(7.13)	32,383	0.75	(c)(d)	1.22	(c)(d)	4.64	(c)(d)	35
—	16.57		0.36	10	0.75	(c)	2.53	(c)	1.31	(c)	76

$(0.28)	$16.77		9.34%	$21	1.39	%(c)	1.39	%(c)	0.99	%(c)	30%
—	15.61		2.09	10	1.49	(c)	1.49	(c)	1.68	(c)	70

$(0.34)	$16.97		9.75%	$3,250	0.57	%(c)	0.57	%(c)	1.61	%(c)	30%
(0.10)	15.79		8.28	2,851	0.60		0.62		2.13		70
—(f )	14.68		(6.35)	4,069	0.61	(c)(d)	0.69	(c)(d)	2.20	(c)(d)	35

$(0.36)	$16.83		9.81%	$2,168	0.44	%(c)	0.49	%(c)	1.65	%(c)	30%
(0.16)	15.68		8.31	2,390	0.50		0.51		2.44		70
(0.85)	14.63		(6.92)	366	0.51	(c)(d)	0.68	(c)(d)	2.17	(c)(d)	35
—	16.58		0.42	10	0.50	(c)	2.27	(c)	1.56	(c)	76

$(0.38)	$16.93		9.85%	$721,490	0.40	%(c)	0.41	%(c)	1.73	%(c)	30%
(0.15)	15.78		8.41	560,066	0.40		0.49		2.42		70
(0.79)	14.70		(6.83)	250,203	0.40	(c)(d)	0.70	(c)(d)	2.39	(c)(d)	35
—	16.58		10.53	33,422	0.40	(c)	1.80	(c)	2.40	(c)	76

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Actual amount rounds to less than $(0.01) per share.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	269

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles International Equity:
Class A
3/31/2017+	$14.21	$0.10	$0.96	$1.06	$(1.32)	$—
4/26/2016* - 9/30/2016	14.20	0.23	(0.22)	0.01	—	—
Class C
3/31/2017+	$14.16	$0.05	$0.95	$1.00	$(1.29)	$—
4/26/2016* - 9/30/2016	14.20	0.17	(0.21)	(0.04)	—	—
Class P
3/31/2017+	$14.21	$0.11	$0.95	$1.06	$(1.32)	$—
9/30/2016	13.83	0.40	0.23	0.63	(0.12)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.37	(1.53)	(1.16)	(0.01)	—
Institutional Class
3/31/2017+	$14.22	$0.12	$0.96	$1.08	$(1.33)	$—
9/30/2016	13.84	0.48	0.16	0.64	(0.13)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.38	(1.53)	(1.15)	(0.01)	—
Class R6
3/31/2017+	$14.20	$0.12	$0.96	$1.08	$(1.33)	$—
9/30/2016	13.85	0.45	0.21	0.66	(0.18)	(0.13)
12/9/2014* - 9/30/2015#	15.00	0.40	(1.54)	(1.14)	(0.01)	—
AllianzGI Best Styles U.S. Equity:
Class A
3/31/2017+	$15.47	$0.12	$1.51	$1.63	$(0.23)	$—
4/26/2016* - 9/30/2016	14.91	0.11	0.45	0.56	—	—
Class C
3/31/2017+	$15.42	$0.06	$1.51	$1.57	$(0.22)	$—
4/26/2016* - 9/30/2016	14.91	0.06	0.45	0.51	—	—
Class P
3/31/2017+	$15.46	$0.13	$1.52	$1.65	$(0.23)	$—
9/30/2016	14.19	0.24	1.30	1.54	(0.22)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.97)	(0.79)	(0.02)	—
Institutional Class
3/31/2017+	$15.49	$0.13	$1.52	$1.65	$(0.23)	$—
9/30/2016	14.20	0.25	1.32	1.57	(0.23)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.96)	(0.78)	(0.02)	—
Class R6
3/31/2017+	$15.53	$0.15	$1.53	$1.68	$(0.24)	$—
9/30/2016	14.21	0.27	1.31	1.58	(0.21)	(0.05)
12/1/2014* - 9/30/2015#	15.00	0.20	(0.97)	(0.77)	(0.02)	—

+	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.

270	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.32)	$13.95	8.19%	$13	0.77	%(c)	1.83	%(c)	1.45	%(c)	22%
—	14.21	0.07	12	0.80	(c)	1.24	(c)	3.88	(c)	103

$(1.29)	$13.87	7.77%	$17	1.52	%(c)	2.56	%(c)	0.70	%(c)	22%
—	14.16	(0.28)	15	1.55	(c)	2.02	(c)	2.79	(c)	103

$(1.32)	$13.95	8.23%	$10	0.62	%(c)	1.56	%(c)	1.60	%(c)	22%
(0.25)	14.21	4.57	10	0.65		0.97		2.87		103
(0.01)	13.83	(7.74)	9	0.65	(c)(d)	2.06	(c)(d)	2.99	(c)(d)	29

$(1.33)	$13.97	8.32%	$39	0.52	%(c)	1.57	%(c)	1.70	%(c)	22%
(0.26)	14.22	4.66	36	0.55		1.01		3.49		103
(0.01)	13.84	(7.66)	9	0.55	(c)(d)	2.06	(c)(d)	3.09	(c)(d)	29

$(1.33)	$13.95	8.35%	$32,420	0.46	%(c)	1.52	%(c)	1.68	%(c)	22%
(0.31)	14.20	4.74	71,088	0.45		0.99		3.25		103
(0.01)	13.85	(7.59)	56,210	0.45	(c)(d)	1.62	(c)(d)	3.31	(c)(d)	29

$(0.23)	$16.87	10.63%	$507	0.70	%(c)	0.82	%(c)	1.53	%(c)	55%
—	15.47	3.76	47	0.75	(c)	0.93	(c)	1.75	(c)	64

$(0.22)	$16.77	10.26%	$21	1.46	%(c)	1.57	%(c)	0.78	%(c)	55%
—	15.42	3.42	10	1.50	(c)	1.61	(c)	0.88	(c)	64

$(0.23)	$16.88	10.77%	$60	0.57	%(c)	0.69	%(c)	1.64	%(c)	55%
(0.27)	15.46	10.95	54	0.60		0.71		1.63		64
(0.02)	14.19	(5.27)	25	0.60	(c)(d)	1.32	(c)(d)	1.40	(c)(d)	51

$(0.23)	$16.91	10.76%	$119	0.50	%(c)	1.85	%(c)	1.67	%(c)	55%
(0.28)	15.49	11.20	86	0.50		0.75		1.72		64
(0.02)	14.20	(5.20)	1,771	0.50	(c)(d)	1.45	(c)(d)	1.51	(c)(d)	51

$(0.24)	$16.97	10.87%	$119,729	0.40	%(c)	0.58	%(c)	1.86	%(c)	55%
(0.26)	15.53	11.23	100,878	0.40		0.62		1.80		64
(0.02)	14.21	(5.12)	86,456	0.40	(c)(d)	0.74	(c)(d)	1.63	(c)(d)	51

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	271

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
3/31/2017+	$31.02	$0.19	$1.58	$1.77	$(0.51)	$—
9/30/2016	32.13	0.64	1.29	1.93	(0.53)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.31	(1.88)	(1.57)	(0.55)	(2.29)
11/30/2014	34.91	0.39	2.81	3.20	(0.73)	(0.84)
11/30/2013	28.27	0.54	6.59	7.13	(0.49)	—
11/30/2012	28.11	0.53	1.95	2.48	(0.75)	(1.57)
11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—
Class C
3/31/2017+	$31.19	$0.08	$1.61	$1.69	$(0.50)	$—
9/30/2016	32.20	0.42	1.30	1.72	(0.22)	(2.51)
12/1/2014 - 9/30/2015#	36.55	0.10	(1.88)	(1.78)	(0.28)	(2.29)
11/30/2014	34.93	0.13	2.80	2.93	(0.47)	(0.84)
11/30/2013	28.30	0.30	6.60	6.90	(0.27)	—
11/30/2012	28.15	0.32	1.96	2.28	(0.56)	(1.57)
11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—
Class R
3/31/2017+	$30.97	$0.12	$1.59	$1.71	$(0.54)	$—
9/30/2016	32.08	0.52	1.27	1.79	(0.39)	(2.51)
12/1/2014 - 9/30/2015#	36.45	0.20	(1.87)	(1.67)	(0.41)	(2.29)
11/30/2014	34.87	0.26	2.81	3.07	(0.65)	(0.84)
11/30/2013	28.20	0.34	6.61	6.95	(0.28)	—
11/30/2012	28.08	0.43	1.95	2.38	(0.69)	(1.57)
11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—
Class P
3/31/2017+	$30.84	$0.24	$1.58	$1.82	$(0.66)	$—
9/30/2016	32.07	0.72	1.27	1.99	(0.71)	(2.51)
12/1/2014 - 9/30/2015#	36.47	0.39	(1.87)	(1.48)	(0.63)	(2.29)
11/30/2014	34.84	0.47	2.80	3.27	(0.80)	(0.84)
11/30/2013	28.20	0.63	6.55	7.18	(0.54)	—
11/30/2012	28.04	0.58	1.94	2.52	(0.79)	(1.57)
11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—
Institutional Class
3/31/2017+	$30.76	$0.25	$1.58	$1.83	$(0.67)	$—
9/30/2016	32.02	0.74	1.26	2.00	(0.75)	(2.51)
12/1/2014 - 9/30/2015#	36.42	0.40	(1.86)	(1.46)	(0.65)	(2.29)
11/30/2014	34.80	0.50	2.79	3.29	(0.83)	(0.84)
11/30/2013	28.16	0.61	6.59	7.20	(0.56)	—
11/30/2012	28.00	0.62	1.94	2.56	(0.83)	(1.57)
11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—
Administrative Class
3/31/2017+	$30.96	$0.21	$1.59	$1.80	$(0.64)	$—
9/30/2016	32.14	0.66	1.29	1.95	(0.62)	(2.51)
12/1/2014 - 9/30/2015#	36.54	0.33	(1.88)	(1.55)	(0.56)	(2.29)
11/30/2014	34.84	0.43	2.79	3.22	(0.68)	(0.84)
11/30/2013	28.20	0.53	6.59	7.12	(0.48)	—
11/30/2012	28.04	0.55	1.94	2.49	(0.76)	(1.57)
11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

272	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.51)	$32.28		5.78%	$82,873	1.04	%(c)	1.04	%(c)	1.20	%(c)	61%
(3.04)	31.02		6.42	259,711	0.99		0.99		2.12		101
(2.84)	32.13		(4.56)	465,080	0.98	(c)(d)	0.98	(c)(d)	1.08	(c)(d)	73
(1.57)	36.54	(e)	9.47 (e)	483,863	0.97		0.97		1.09		94
(0.49)	34.91		25.49	319,778	0.96		0.96		1.67		81
(2.32)	28.27		9.64	94,347	1.01		1.01		1.91		108
(0.66)	28.11		1.95	64,857	0.97		0.97		1.89		129

$(0.50)	$32.38		5.46%	$55,023	1.73	%(c)	1.73	%(c)	0.54	%(c)	61%
(2.73)	31.19		5.65	67,423	1.71		1.71		1.40		101
(2.57)	32.20		(5.11)	101,326	1.71	(c)(d)	1.71	(c)(d)	0.34	(c)(d)	73
(1.31)	36.55	(e)	8.66 (e)	127,201	1.70		1.70		0.36		94
(0.27)	34.93		24.55	113,799	1.70		1.70		0.94		81
(2.13)	28.30		8.81	36,917	1.76		1.76		1.16		108
(0.52)	28.15		1.26	27,465	1.74		1.74		1.17		129

$(0.54)	$32.14		5.56%	$963	1.48	%(c)	1.48	%(c)	0.80	%(c)	61%
(2.90)	30.97		5.95	1,145	1.43		1.43		1.73		101
(2.70)	32.08		(4.82)	1,592	1.36	(c)(d)	1.36	(c)(d)	0.70	(c)(d)	73
(1.49)	36.45	(e)	9.10 (e)	1,440	1.30		1.30		0.74		94
(0.28)	34.87		24.86	394	1.51		1.51		1.06		81
(2.26)	28.20		9.25	210	1.36		1.36		1.58		108
(0.59)	28.08		1.76	37	1.22		1.22		1.67		129

$(0.66)	$32.00		5.96%	$78,322	0.75	%(c)	0.75	%(c)	1.52	%(c)	61%
(3.22)	30.84		6.67	88,900	0.73		0.73		2.38		101
(2.92)	32.07		(4.32)	160,998	0.69	(c)(d)	0.69	(c)(d)	1.36	(c)(d)	73
(1.64)	36.47	(e)	9.71 (e)	224,860	0.74		0.74		1.32		94
(0.54)	34.84		25.76	251,377	0.75		0.75		1.96		81
(2.36)	28.20		9.84	53,368	0.80		0.86		2.12		108
(0.69)	28.04		2.14	37,551	0.80		0.83		2.07		129

$(0.67)	$31.92		6.02%	$943,186	0.68	%(c)	0.68	%(c)	1.59	%(c)	61%
(3.26)	30.76		6.73	1,089,974	0.67		0.67		2.47		101
(2.94)	32.02		(4.27)	1,428,098	0.66	(c)(d)	0.66	(c)(d)	1.40	(c)(d)	73
(1.67)	36.42	(e)	9.79 (e)	1,781,193	0.65		0.65		1.41		94
(0.56)	34.80		25.88	1,583,824	0.65		0.65		1.93		81
(2.40)	28.16		10.00	804,646	0.67		0.67		2.26		108
(0.72)	28.00		2.24	521,854	0.70		0.70		2.16		129

$(0.64)	$32.12		5.87%	$1,329	0.91	%(c)	0.91	%(c)	1.37	%(c)	61%
(3.13)	30.96		6.52	1,428	0.90		0.90		2.20		101
(2.85)	32.14		(4.49)	1,998	0.89	(c)(d)	0.89	(c)(d)	1.15	(c)(d)	73
(1.52)	36.54	(e)	9.57 (e)	3,783	0.89		0.89		1.22		94
(0.48)	34.84		25.55	12,951	0.90		0.90		1.65		81
(2.33)	28.20		9.70	2,199	0.92		0.92		2.00		108
(0.66)	28.04		2.00	1,352	0.97		0.97		1.90		129

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	273

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Emerging Markets Consumer:
Class A
3/31/2017+	$13.60	$0.03	$0.64	$0.67	$(0.12)
9/30/2016	12.24	0.11	1.31	1.42	(0.06)
12/1/2014* - 9/30/2015#	15.00	0.13	(2.89)	(2.76)	—
Institutional Class
3/31/2017+	$13.68	$0.05	$0.64	$0.69	$(0.15)
9/30/2016	12.28	0.19	1.28	1.47	(0.07)
12/1/2014* - 9/30/2015#	15.00	0.13	(2.85)	(2.72)	—
AllianzGI Emerging Markets Debt:
Class A
3/31/2017+	$14.89	$0.38	$(0.12)	$0.26	$(0.49)
9/30/2016	13.51	0.71	1.32	2.03	(0.65)
12/1/2014 - 9/30/2015#	14.92	0.47	(1.35)	(0.88)	(0.53)
9/15/2014* - 11/30/2014	15.00	0.11	(0.19)	(0.08)	—
Class C
3/31/2017+	$14.96	$0.33	$(0.13)	$0.20	$(0.43)
9/30/2016	13.51	0.61	1.32	1.93	(0.48)
12/1/2014 - 9/30/2015#	14.90	0.39	(1.36)	(0.97)	(0.42)
9/15/2014* - 11/30/2014	15.00	0.09	(0.19)	(0.10)	—
Class P
3/31/2017+	$14.90	$0.39	$(0.12)	$0.27	$(0.54)
9/30/2016	13.51	0.70	1.35	2.05	(0.66)
12/1/2014 - 9/30/2015#	14.92	0.49	(1.34)	(0.85)	(0.56)
9/15/2014* - 11/30/2014	15.00	0.12	(0.20)	(0.08)	—
Institutional Class
3/31/2017+	$14.88	$0.40	$(0.12)	$0.28	$(0.55)
9/30/2016	13.51	0.72	1.34	2.06	(0.69)
12/1/2014 - 9/30/2015#	14.93	0.50	(1.35)	(0.85)	(0.57)
9/15/2014* - 11/30/2014	15.00	0.12	(0.19)	(0.07)	—

+	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

274	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$14.15	5.02%	$65	1.55	%(c)	26.28	%(c)	0.45	%(c)	67%
13.60	11.67	48	1.58		38.88		0.90		91
12.24	(18.40)	37	1.65	(c)(d)	9.30	(c)(d)	1.15	(c)(d)	77

$14.22	5.23%	$39,774	1.20	%(c)	1.69	%(c)	0.73	%(c)	67%
13.68	12.06	44,630	1.22		2.04		1.49		91
12.28	(18.13)	15,591	1.30	(c)(d)	3.55	(c)(d)	1.14	(c)(d)	77

$14.66	1.82%	$123	1.20	%(c)	1.72	%(c)	5.10	%(c)	38%
14.89	15.39	175	1.20		1.68		5.01		123
13.51	(6.00)	9	1.23	(c)(d)	2.32	(c)(d)	3.97	(c)(d)	125
14.92	(0.53)	10	1.20	(c)	2.51	(c)	3.65	(c)	27

$14.73	1.45%	$93	1.95	%(c)	2.39	%(c)	4.43	%(c)	38%
14.96	14.56	109	1.95		2.34		4.28		123
13.51	(6.61)	9	1.98	(c)(d)	3.06	(c)(d)	3.23	(c)(d)	125
14.90	(0.67)	10	1.95	(c)	3.25	(c)	2.90	(c)	27

$14.63	1.89%	$11	1.05	%(c)	1.33	%(c)	5.34	%(c)	38%
14.90	15.57	11	1.05		1.40		5.02		123
13.51	(5.86)	10	1.08	(c)(d)	2.06	(c)(d)	4.12	(c)(d)	125
14.92	(0.53)	10	1.05	(c)	2.25	(c)	3.80	(c)	27

$14.61	1.97%	$41,611	0.95	%(c)	1.35	%(c)	5.43	%(c)	38%
14.88	15.67	43,318	0.95		1.40		5.15		123
13.51	(5.82)	28,557	0.97	(c)(d)	2.07	(c)(d)	4.22	(c)(d)	125
14.93	(0.47)	29,856	0.95	(c)	2.28	(c)	3.91	(c)	27

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	275

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Emerging Markets Small-Cap:
Class A
3/31/2017+	$15.15	$(0.06)	$1.62	$1.56	$— (c)
9/30/2016	14.04	0.16	1.16	1.32	(0.21)
12/1/2014* - 9/30/2015#	15.00	0.26	(1.22)	(0.96)	— (c)
Institutional Class
3/31/2017+	$15.30	$(0.03)	$1.57	$1.54	$(0.45)
9/30/2016	14.08	0.30	1.06	1.36	(0.14)
12/1/2014* - 9/30/2015#	15.00	0.22	(1.14)	(0.92)	— (c)
AllianzGI Europe Equity Dividend:
Class A
3/31/2017+	$14.32	$0.24	$0.27	$0.51	$(0.29)
9/30/2016	13.59	0.53	0.60	1.13	(0.40)
2/2/2015* - 9/30/2015#	15.00	0.37	(1.78)	(1.41)	—
Class C
3/31/2017+	$14.24	$0.16	$0.29	$0.45	$(0.24)
9/30/2016	13.52	0.43	0.60	1.03	(0.31)
2/2/2015* - 9/30/2015#	15.00	0.28	(1.76)	(1.48)	—
Class P
3/31/2017+	$14.37	$0.22	$0.30	$0.52	$(0.27)
9/30/2016	13.60	0.44	0.72	1.16	(0.39)
2/2/2015* - 9/30/2015#	15.00	0.40	(1.80)	(1.40)	—
Institutional Class
3/31/2017+	$14.34	$0.22	$0.32	$0.54	$(0.28)
9/30/2016	13.61	0.55	0.62	1.17	(0.44)
2/2/2015* - 9/30/2015#	15.00	0.39	(1.78)	(1.39)	—

+	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Actual amount rounds to less than $(0.01) per share.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

276	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$16.71	10.30%	$86	1.85	%(d)	16.00	%(d)	(0.83	)%(d)	57%
15.15	9.54	67	1.85		6.84		1.14		147
14.04	(6.39)	621	1.85	(d)(e)	9.40	(d)(e)	2.12	(d)(e)	103

$16.39	10.56%	$13,653	1.50	%(d)	3.55	%(d)	(0.45	)%(d)	57%
15.30	9.80	13,367	1.50		4.72		2.08		147
14.08	(6.11)	7,921	1.50	(d)(e)	7.77	(d)(e)	1.78	(d)(e)	103

$14.54	3.65%	$154	1.25	%(d)(e)	6.18	%(d)(e)	3.41	%(d)(e)	29%
14.32	8.45	49	1.21		10.11		3.81		35
13.59	(9.40)	9	1.20	(d)(e)	11.69	(d)(e)	3.86	(d)(e)	16

$14.45	3.23%	$34	2.02	%(d)(e)	6.87	%(d)(e)	2.38	%(d)(e)	29%
14.24	7.70	15	1.96		11.04		3.10		35
13.52	(9.87)	11	1.95	(d)(e)	11.78	(d)(e)	2.93	(d)(e)	16

$14.62	3.71%	$10	1.10	%(d)(e)	5.80	%(d)(e)	3.07	%(d)(e)	29%
14.37	8.59	10	1.05		10.71		3.13		35
13.60	(9.33)	22	1.05	(d)(e)	11.62	(d)(e)	4.12	(d)(e)	16

$14.60	3.84%	$6,522	1.00	%(d)(e)	5.81	%(d)(e)	3.17	%(d)(e)	29%
14.34	8.73	6,273	0.95		9.97		3.90		35
13.61	(9.27)	2,915	0.95	(d)(e)	11.18	(d)(e)	4.00	(d)(e)	16

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	277

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation:
Class A
3/31/2017+	$18.32	$0.07		$0.64	$0.71	$— (d)	$—
9/30/2016	17.99	0.17		0.66	0.83	(0.22)	(0.28)
12/1/2014 - 9/30/2015#	21.93	0.39		(1.43)	(1.04)	(0.81)	(2.09)
11/30/2014	24.70	0.44		0.31	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.42		3.07	3.49	(0.61)	(0.22)
11/30/2012	20.72	0.51		1.71	2.22	(0.59)	(0.31)
11/30/2011	22.03	0.45		(0.33)	0.12	(0.91)	(0.52)
Class C
3/31/2017+	$18.05	$—	(d)	$0.61	$0.61	$— (d)	$—
9/30/2016	17.63	0.08		0.62	0.70	— (d)	(0.28)
12/1/2014 - 9/30/2015#	21.52	0.30		(1.45)	(1.15)	(0.65)	(2.09)
11/30/2014	24.28	0.25		0.32	0.57	(0.47)	(2.86)
11/30/2013	21.71	0.30		2.97	3.27	(0.48)	(0.22)
11/30/2012	20.49	0.30		1.74	2.04	(0.51)	(0.31)
11/30/2011	21.81	0.24		(0.28)	(0.04)	(0.76)	(0.52)
Class R
3/31/2017+	$18.23	$0.04		$0.63	$0.67	$— (d)	$—
9/30/2016	17.84	0.16		0.63	0.79	(0.12)	(0.28)
12/1/2014 - 9/30/2015#	21.79	0.36		(1.45)	(1.09)	(0.77)	(2.09)
11/30/2014	24.62	0.40		0.30	0.70	(0.67)	(2.86)
11/30/2013	21.90	0.23		3.20	3.43	(0.49)	(0.22)
11/30/2012	20.73	0.39		1.77	2.16	(0.68)	(0.31)
11/30/2011	22.01	0.40		(0.34)	0.06	(0.82)	(0.52)
Class P
3/31/2017+	$18.36	$0.08		$0.63	$0.71	$(0.10)	$—
9/30/2016	17.97	0.16		0.71	0.87	(0.20)	(0.28)
12/1/2014 - 9/30/2015#	21.94	0.40		(1.42)	(1.02)	(0.86)	(2.09)
11/30/2014	24.71	0.46		0.33	0.79	(0.70)	(2.86)
11/30/2013	22.08	0.38		3.14	3.52	(0.67)	(0.22)
11/30/2012	20.85	0.49		1.77	2.26	(0.72)	(0.31)
11/30/2011	22.12	0.63		(0.48)	0.15	(0.90)	(0.52)
Institutional Class
3/31/2017+	$18.37	$0.09		$0.64	$0.73	$(0.01)	$—
9/30/2016	18.02	0.23		0.65	0.88	(0.25)	(0.28)
12/1/2014 - 9/30/2015#	22.00	0.36		(1.37)	(1.01)	(0.88)	(2.09)
11/30/2014	24.74	0.48		0.34	0.82	(0.70)	(2.86)
11/30/2013	22.10	0.56		2.99	3.55	(0.69)	(0.22)
11/30/2012	20.87	0.51		1.78	2.29	(0.75)	(0.31)
11/30/2011	22.14	0.65		(0.48)	0.17	(0.92)	(0.52)
Class R6
3/31/2017+	$18.38	$0.10		$0.65	$0.75	$(0.09)	$—
2/1/2016* - 9/30/2016	17.30	0.09		0.99	1.08	—	—
Administrative Class
3/31/2017+	$18.35	$0.07		$0.63	$0.70	$— (d)	$—
9/30/2016	17.93	0.21		0.63	0.84	(0.14)	(0.28)
12/1/2014 - 9/30/2015#	21.90	0.42		(1.46)	(1.04)	(0.84)	(2.09)
11/30/2014	24.67	0.42		0.33	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.48		3.01	3.49	(0.64)	(0.22)
11/30/2012	20.81	0.46		1.77	2.23	(0.69)	(0.31)
11/30/2011	22.08	0.59		(0.47)	0.12	(0.87)	(0.52)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

278	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Portfolio Turnover Rate

$— (d)	$19.03	3.88%	$4,175	1.05	%(e)	1.32	%(e)	0.75	%(e)	120%
(0.50)	18.32	4.69	5,198	0.76		1.73		0.96		79
(2.90)	17.99	(5.30)	1,324	0.63	(e)(f)	4.38	(e)(f)	2.46	(e)(f)	121
(3.52)	21.93	3.40	1,042	0.40		4.53		2.00		62
(0.83)	24.70	16.42	1,344	0.40		3.84		1.82		101
(0.90)	22.04	11.17	841	0.41		4.12		2.40		51
(1.43)	20.72	0.17	1,283	0.47		3.23		2.02		85

$— (d)	$18.66	3.38%	$1,004	1.80	%(e)	2.11	%(e)	(0.02	)%(e)	120%
(0.28)	18.05	4.02	1,029	1.49		2.69		0.45		79
(2.74)	17.63	(5.95)	1,194	1.37	(e)(f)	5.05	(e)(f)	1.90	(e)(f)	121
(3.33)	21.52	2.57	1,346	1.18		5.31		1.16		62
(0.70)	24.28	15.52	1,455	1.18		4.53		1.33		101
(0.82)	21.71	10.34	1,277	1.18		4.65		1.44		51
(1.28)	20.49	(0.53)	1,241	1.20		4.46		1.13		85

$— (d)	$18.90	3.68%	$191	1.35	%(e)	1.74	%(e)	0.45	%(e)	120%
(0.40)	18.23	4.50	159	1.01		2.25		0.90		79
(2.86)	17.84	(5.55)	152	0.87	(e)(f)	4.80	(e)(f)	2.27	(e)(f)	121
(3.53)	21.79	3.17	145	0.63		4.99		1.79		62
(0.71)	24.62	16.13	111	0.63		4.28		1.00		101
(0.99)	21.90	10.89	38	0.65		4.16		1.87		51
(1.34)	20.73	(0.08)	36	0.71		3.90		1.84		85

$(0.10)	$18.97	3.91%	$10,975	0.85	%(e)	1.24	%(e)	0.93	%(e)	120%
(0.48)	18.36	4.89	186	0.61		1.47		0.90		79
(2.95)	17.97	(5.19)	53	0.47	(e)(f)	4.07	(e)(f)	2.53	(e)(f)	121
(3.56)	21.94	3.57	43	0.23		4.40		2.06		62
(0.89)	24.71	16.62	41	0.23		3.76		1.65		101
(1.03)	22.08	11.35	17	0.23		3.67		2.32		51
(1.42)	20.85	0.34	15	0.27		3.26		2.84		85

$(0.01)	$19.09	3.99%	$34,409	0.79	%(e)	1.06	%(e)	1.00	%(e)	120%
(0.53)	18.37	4.98	37,722	0.51		1.45		1.27		79
(2.97)	18.02	(5.12)	4,714	0.39	(e)(f)	4.10	(e)(f)	2.27	(e)(f)	121
(3.56)	22.00	3.69	3,401	0.13		4.30		2.16		62
(0.91)	24.74	16.71	3,296	0.13		3.48		2.43		101
(1.06)	22.10	11.51	5,008	0.13		3.84		2.42		51
(1.44)	20.87	0.43	4,483	0.17		3.16		2.95		85

$(0.09)	$19.04	4.08%	$203,619	0.70	%(e)	1.05	%(e)	1.06	%(e)	120%
—	18.38	6.24	9,029	0.36	(e)	1.36	(e)	0.77	(e)	79

$— (d)	$19.05	3.81%	$21	1.03	%(e)	1.30	%(e)	0.76	%(e)	120%
(0.42)	18.35	4.73	20	0.76		1.89		1.15		79
(2.93)	17.93	(5.29)	19	0.61	(e)(f)	4.29	(e)(f)	2.64	(e)(f)	121
(3.52)	21.90	3.38	26	0.38		4.55		1.90		62
(0.86)	24.67	16.48	20	0.38		3.79		2.09		101
(1.00)	22.04	11.20	17	0.38		3.82		2.17		51
(1.39)	20.81	0.20	15	0.42		3.41		2.69		85

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Actual amount rounds to less than $(0.01) per share.
(e)	Annualized, unless otherwise noted.
(f)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	279

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Fundamental Strategy:
Class A
3/31/2017+	$15.21	$0.12	$0.11	$0.23	$(0.33)	$(0.20)
9/30/2016	14.71	0.25	0.95	1.20	(0.61)	(0.09)
12/1/2014 - 9/30/2015#	15.95	0.17	(0.85)	(0.68)	(0.56)	—
11/30/2014	15.45	0.26	0.42	0.68	(0.12)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class C
3/31/2017+	$15.23	$0.06	$0.12	$0.18	$(0.29)	$(0.20)
9/30/2016	14.66	0.15	0.94	1.09	(0.43)	(0.09)
12/1/2014 - 9/30/2015#	15.84	0.10	(0.88)	(0.78)	(0.40)	—
11/30/2014	15.40	0.14	0.42	0.56	(0.06)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.01	0.39	0.40	—	—
Class P
3/31/2017+	$15.34	$0.13	$0.11	$0.24	$(0.37)	$(0.20)
9/30/2016	14.77	0.28	0.94	1.22	(0.56)	(0.09)
12/1/2014 - 9/30/2015#	15.98	0.21	(0.88)	(0.67)	(0.54)	—
11/30/2014	15.46	0.28	0.43	0.71	(0.13)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.07	0.39	0.46	—	—
Institutional Class
3/31/2017+	$15.36	$0.14	$0.12	$0.26	$(0.35)	$(0.20)
9/30/2016	14.78	0.31	0.93	1.24	(0.57)	(0.09)
12/1/2014 - 9/30/2015#	15.99	0.22	(0.88)	(0.66)	(0.55)	—
11/30/2014	15.47	0.30	0.42	0.72	(0.14)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.08	0.39	0.47	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

280	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.53)	$14.91		1.68%	$72	1.26	%(c)	2.38	%(c)	1.60	%(c)	23%
(0.70)	15.21		8.46	134	1.25		2.27		1.71		37
(0.56)	14.71		(4.37)	140	1.25	(c)(d)	2.29	(c)(d)	1.37	(c)(d)	16
(0.18)	15.95	(e)	4.45 (e)	16	1.25		2.36		1.62		28
—	15.45		3.00	10	1.25	(c)	2.41	(c)	0.96	(c)	2

$(0.49)	$14.92		1.30%	$14	2.02	%(c)	3.13	%(c)	0.83	%(c)	23%
(0.52)	15.23		7.64	14	2.00		2.98		1.01		37
(0.40)	14.66		(5.03)	10	2.00	(c)(d)	2.8	1(c)(d)	0.75	(c)(d)	16
(0.12)	15.84	(e)	3.69 (e)	11	2.00		3.14		0.88		28
—	15.40		2.67	10	2.00	(c)	3.16	(c)	0.21	(c)	2

$(0.57)	$15.01		1.70%	$11	1.12	%(c)	2.11	%(c)	1.71	%(c)	23%
(0.65)	15.34		8.59	11	1.10		1.96		1.92		37
(0.54)	14.77		(4.31)	10	1.10	(c)(d)	1.82	(c)(d)	1.66	(c)(d)	16
(0.19)	15.98	(e)	4.66 (e)	11	1.10		2.14		1.79		28
—	15.46		3.07	10	1.10	(c)	2.16	(c)	1.12	(c)	2

$(0.55)	$15.07		1.84%	$16,071	1.02	%(c)	2.14	%(c)	1.82	%(c)	23%
(0.66)	15.36		8.69	15,842	1.00		1.93		2.07		37
(0.55)	14.78		(4.20)	19,317	1.00	(c)(d)	1.80	(c)(d)	1.76	(c)(d)	16
(0.20)	15.99	(e)	4.72 (e)	22,115	1.00		2.15		1.90		28
—	15.47		3.13	20,682	1.00	(c)	2.14	(c)	1.23	(c)	2

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	281

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Sustainability:
Class A
3/31/2017+	$15.80	$0.06	$0.64	$0.70	$(0.14)	$(0.03)
9/30/2016	14.10	0.14	1.76	1.90	(0.20)	—
12/9/2014* - 9/30/2015#	15.00	0.11	(1.01)	(0.90)	—	—
Class P
3/31/2017+	$15.91	$0.08	$0.64	$0.72	$(0.13)	$(0.03)
9/30/2016	14.12	0.17	1.75	1.92	(0.13)	—
12/9/2014* - 9/30/2015#	15.00	0.15	(1.03)	(0.88)	—	—
Institutional Class
3/31/2017+	$15.92	$0.08	$0.64	$0.72	$(0.15)	$(0.03)
9/30/2016	14.13	0.22	1.71	1.93	(0.14)	—
12/9/2014* - 9/30/2015#	15.00	0.16	(1.03)	(0.87)	—	—
AllianzGI Global Water:
Class A
3/31/2017+	$14.46	$(0.02)	$(0.27)	$(0.29)	$(0.05)	$(0.08)
9/30/2016	11.99	0.08	2.44	2.52	(0.03)	(0.02)
12/1/2014 - 9/30/2015#	12.70	0.06	(0.74)	(0.68)	(0.03)	—
11/30/2014	12.41	0.07	0.25	0.32	(0.03)	—
11/30/2013	10.26	0.07	2.20	2.27	(0.12)	—
11/30/2012	8.89	0.12	1.30	1.42	(0.05)	—
11/30/2011	8.75	0.06	0.08	0.14	— (e)	—
Class C
3/31/2017+	$13.90	$(0.07)	$(0.26)	$(0.33)	$— (e)	$(0.08)
9/30/2016	11.59	(0.02)	2.35	2.33	— (e)	(0.02)
12/1/2014 - 9/30/2015#	12.33	(0.02)	(0.72)	(0.74)	— (e)	—
11/30/2014	12.11	(0.03)	0.25	0.22	— (e)	—
11/30/2013	10.02	(0.02)	2.16	2.14	(0.05)	—
11/30/2012	8.70	0.05	1.27	1.32	— (e)	—
11/30/2011	8.62	(0.01)	0.09	0.08	— (e)	—
Class P
3/31/2017+	$14.54	$— (e)	$(0.28)	$(0.28)	$(0.08)	$(0.08)
9/30/2016	12.05	0.11	2.45	2.56	(0.05)	(0.02)
12/1/2014 - 9/30/2015#	12.80	0.09	(0.75)	(0.66)	(0.09)	—
11/30/2014	12.49	0.09	0.27	0.36	(0.05)	—
11/30/2013	10.30	0.09	2.21	2.30	(0.11)	—
11/30/2012	8.93	0.14	1.30	1.44	(0.07)	—
11/30/2011	8.77	0.07	0.09	0.16	— (e)	—
Institutional Class
3/31/2017+	$14.33	$— (f)	$(0.27)	$(0.27)	$(0.11)	$(0.08)
9/30/2016	11.90	0.11	2.41	2.52	(0.07)	(0.02)
12/1/2014 - 9/30/2015#	12.61	0.09	(0.73)	(0.64)	(0.07)	—
11/30/2014	12.37	0.11	0.24	0.35	(0.11)	—
11/30/2013	10.25	0.09	2.21	2.30	(0.18)	—
11/30/2012	8.88	0.12	1.32	1.44	(0.07)	—
11/30/2011	8.71	0.08	0.09	0.17	— (e)	—

+	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

282	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.17)	$16.33	4.51%	$150	1.20	%(c)	11.50	%(c)	0.78	%(c)	8%
(0.20)	15.80	13.54	125	1.20		21.93		0.94		20
—	14.10	(6.00)	62	1.20	(c)(d)	15.36	(c)(d)	0.89	(c)(d)	25

$(0.16)	$16.47	4.59%	$18	1.05	%(c)	1.63	%(c)	1.04	%(c)	8%
(0.13)	15.91	13.67	11	1.05		3.44		1.15		20
—	14.12	(5.87)	9	1.05	(c)(d)	8.70	(c)(d)	1.22	(c)(d)	25

$(0.18)	$16.46	4.63%	$24,522	0.95	%(c)	1.64	%(c)	0.97	%(c)	8%
(0.14)	15.92	13.77	20,610	0.95		2.04		1.47		20
—	14.13	(5.80)	2,826	0.95	(c)(d)	8.70	(c)(d)	1.32	(c)(d)	25

$(0.13)	$14.04	(1.94)%	$174,586	1.43	%(c)	1.43	%(c)	(0.25	)%(c)	16%
(0.05)	14.46	21.06	237,785	1.49		1.49		0.62		55
(0.03)	11.99	(5.37)	128,465	1.44	(c)(d)	1.44	(c)(d)	0.58	(c)(d)	66
—	12.70	2.57	138,219	1.46		1.46		0.55		28
(0.12)	12.41	22.31	118,252	1.54		1.54		0.63		28
(0.05)	10.26	16.12	59,611	1.57		1.60		1.27		73
—	8.89	1.62	27,101	1.68		1.68		0.60		73

$(0.08)	$13.49	(2.31)%	$86,183	2.19	%(c)	2.19	%(c)	(1.01	)%(c)	16%
(0.02)	13.90	20.13	92,028	2.25		2.25		(0.18)		55
—	11.59	(6.00)	69,700	2.23	(c)(d)	2.23	(c)(d)	(0.21	)(c)(d)	66
—	12.33	1.82	77,082	2.23		2.23		(0.26)		28
(0.05)	12.11	21.41	51,767	2.33		2.33		(0.18)		28
—	10.02	15.17	25,870	2.33		2.41		0.48		73
—	8.70	0.93	20,842	2.44		2.44		(0.15)		73

$(0.16)	$14.10	(1.83)%	$190,681	1.19	%(c)	1.19	%(c)	(0.01	)%(c)	16%
(0.07)	14.54	21.37	125,532	1.24		1.24		0.82		55
(0.09)	12.05	(5.17)	82,847	1.16	(c)(d)	1.16	(c)(d)	0.84	(c)(d)	66
(0.05)	12.80	2.87	84,835	1.21		1.21		0.67		28
(0.11)	12.49	22.58	42,448	1.34		1.34		0.81		28
(0.07)	10.30	16.22	16,820	1.41		1.47		1.49		73
—	8.93	1.85	16,118	1.49		1.52		0.79		73

$(0.19)	$13.87	(1.77)%	$95,463	1.14	%(c)	1.14	%(c)	0.04	%(c)	16%
(0.09)	14.33	21.32	68,550	1.21		1.21		0.86		55
(0.07)	11.90	(5.08)	30,004	1.17	(c)(d)	1.17	(c)(d)	0.87	(c)(d)	66
(0.11)	12.61	2.82	23,685	1.15		1.15		0.84		28
(0.18)	12.37	22.77	14,429	1.19		1.19		0.77		28
(0.07)	10.25	16.44	3,105	1.29		1.29		1.28		73
—	8.88	1.99	1,267	1.37		1.39		0.91		73

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Actual amount rounds to less than $(0.01) per share.
(f)	Actual amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	283

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
3/31/2017+	$9.14	$0.25	$0.11	$0.36	$(0.25)	$—
9/30/2016	8.92	0.53	0.24	0.77	(0.55)	—
12/1/2014 - 9/30/2015#	9.85	0.47	(0.91)	(0.44)	(0.49)	—
11/30/2014	10.36	0.61	(0.36)	0.25	(0.67)	(0.09)
11/30/2013	10.16	0.67	0.22	0.89	(0.68)	(0.01)
11/30/2012	9.69	0.72	0.61	1.33	(0.73)	(0.13)
11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—
Class C
3/31/2017+	$9.12	$0.22	$0.11	$0.33	$(0.22)	$—
9/30/2016	8.90	0.46	0.24	0.70	(0.48)	—
12/1/2014 - 9/30/2015#	9.83	0.42	(0.91)	(0.49)	(0.44)	—
11/30/2014	10.35	0.54	(0.37)	0.17	(0.60)	(0.09)
11/30/2013	10.15	0.59	0.22	0.81	(0.60)	(0.01)
11/30/2012	9.68	0.64	0.62	1.26	(0.66)	(0.13)
11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—
Class R
3/31/2017+	$8.79	$0.22	$0.12	$0.34	$(0.24)	$—
9/30/2016	8.61	0.48	0.22	0.70	(0.52)	—
12/1/2014 - 9/30/2015#	9.53	0.43	(0.90)	(0.47)	(0.45)	—
11/30/2014	10.05	0.54	(0.34)	0.20	(0.63)	(0.09)
11/30/2013	9.88	0.63	0.21	0.84	(0.66)	(0.01)
11/30/2012	9.45	0.67	0.60	1.27	(0.71)	(0.13)
11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—
Class P
3/31/2017+	$8.80	$0.26	$0.11	$0.37	$(0.27)	$—
9/30/2016	8.62	0.53	0.23	0.76	(0.58)	—
12/1/2014 - 9/30/2015#	9.53	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.05	0.62	(0.35)	0.27	(0.70)	(0.09)
11/30/2013	9.87	0.66	0.23	0.89	(0.70)	(0.01)
11/30/2012	9.44	0.72	0.58	1.30	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—
Institutional Class
3/31/2017+	$8.83	$0.26	$0.11	$0.37	$(0.27)	$—
9/30/2016	8.64	0.53	0.24	0.77	(0.58)	—
12/1/2014 - 9/30/2015#	9.55	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.08	0.62	(0.35)	0.27	(0.71)	(0.09)
11/30/2013	9.90	0.68	0.22	0.90	(0.71)	(0.01)
11/30/2012	9.46	0.73	0.60	1.33	(0.76)	(0.13)
11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—
Administrative Class
3/31/2017+	$8.70	$0.25	$0.10	$0.35	$(0.26)	$—
9/30/2016	8.52	0.50	0.22	0.72	(0.54)	—
12/1/2014 - 9/30/2015#	9.51	0.46	(0.94)	(0.48)	(0.51)	—
11/30/2014	10.04	0.59	(0.36)	0.23	(0.67)	(0.09)
11/30/2013	9.87	0.65	0.22	0.87	(0.69)	(0.01)
11/30/2012	9.43	0.70	0.61	1.31	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

284	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.25)	$9.25		4.04%	$56,001	1.00	%(c)(d)	1.00	%(c)(d)	5.49	%(c)(d)	21%
(0.55)	9.14		9.08	58,004	0.98		0.98		6.02		59
(0.49)	8.92		(4.72)	34,151	1.03	(c)(d)	1.03	(c)(d)	5.88	(c)(d)	47
(0.76)	9.85	(e)	2.39 (e)	76,274	0.94		0.94		5.93		66
(0.69)	10.36		8.98	73,920	0.91		0.91		6.49		67
(0.86)	10.16		14.34	109,668	0.89		0.90		7.21		86
(0.78)	9.69		4.29	61,339	1.05		1.05		7.19		168

$(0.22)	$9.23		3.68%	$12,364	1.69	%(c)(d)	1.69	%(c)(d)	4.80	%(c)(d)	21%
(0.48)	9.12		8.32	14,815	1.71		1.71		5.28		59
(0.44)	8.90		(5.24)	17,866	1.68	(c)(d)	1.68	(c)(d)	5.24	(c)(d)	47
(0.69)	9.83	(e)	1.57 (e)	23,249	1.68		1.68		5.23		66
(0.61)	10.35		8.14	27,525	1.70		1.70		5.68		67
(0.79)	10.15		13.54	30,692	1.68		1.68		6.43		86
(0.70)	9.68		3.53	12,443	1.82		1.87		6.56		168

$(0.24)	$8.89		3.89%	$1,234	1.41	%(c)(d)	1.41	%(c)(d)	5.08	%(c)(d)	21%
(0.52)	8.79		8.62	1,310	1.34		1.34		5.65		59
(0.45)	8.61		(5.20)	1,126	1.46	(c)(d)	1.46	(c)(d)	5.47	(c)(d)	47
(0.72)	9.53	(e)	1.91 (e)	2,823	1.43		1.45		5.48		66
(0.67)	10.05		8.72	2,851	1.15		1.32		6.24		67
(0.84)	9.88		14.05	2,111	1.15		1.25		6.95		86
(0.75)	9.45		4.02	342	1.33		1.37		7.23		168

$(0.27)	$8.90		4.25%	$52,869	0.69	%(c)(d)	0.69	%(c)(d)	5.80	%(c)(d)	21%
(0.58)	8.80		9.31	57,378	0.69		0.69		6.30		59
(0.52)	8.62		(4.36)	63,324	0.64	(c)(d)	0.64	(c)(d)	6.29	(c)(d)	47
(0.79)	9.53	(e)	2.63 (e)	47,385	0.71		0.71		6.21		66
(0.71)	10.05		9.27	77,649	0.74		0.74		6.64		67
(0.87)	9.87		14.48	19,497	0.74		0.79		7.39		86
(0.79)	9.44		4.57	11,096	0.88		0.88		7.49		168

$(0.27)	$8.93		4.26%	$216,304	0.64	%(c)(d)	0.64	%(c)(d)	5.85	%(c)(d)	21%
(0.58)	8.83		9.41	227,149	0.66		0.66		6.31		59
(0.52)	8.64		(4.32)	173,030	0.63	(c)(d)	0.63	(c)(d)	6.29	(c)(d)	47
(0.80)	9.55	(e)	2.59 (e)	163,567	0.64		0.64		6.27		66
(0.72)	10.08		9.35	139,306	0.62		0.62		6.76		67
(0.89)	9.90		14.68	121,362	0.63		0.63		7.47		86
(0.80)	9.46		4.66	70,174	0.61		0.77		7.65		168

$(0.26)	$8.79		4.10%	$1,549	0.86	%(c)(d)	0.86	%(c)(d)	5.65	%(c)(d)	21%
(0.54)	8.70		8.97	2,086	1.07		1.07		5.94		59
(0.51)	8.52		(5.30)	2,073	0.98	(c)(d)	0.98	(c)(d)	5.90	(c)(d)	47
(0.76)	9.51	(e)	2.27 (e)	34,714	0.97		0.97		5.93		66
(0.70)	10.04		9.02	32,789	0.90		0.91		6.49		67
(0.87)	9.87		14.54	27,274	0.90		1.14		8.92		86
(0.77)	9.43		4.27	11	1.03		1.03		7.25		168

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	285

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI International Growth:
Class A
3/31/2017+	$16.37	$(0.01)	$0.16	$0.15	$— (c)
9/30/2016	14.13	0.09	2.29	2.38	(0.14)
2/2/2015* - 9/30/2015#	15.00	0.11	(0.98)	(0.87)	—
Institutional Class
3/31/2017+	$16.49	$0.01	$0.15	$0.16	$(0.02)
9/30/2016	14.15	0.11	2.33	2.44	(0.10)
2/2/2015* - 9/30/2015#	15.00	0.14	(0.99)	(0.85)	—

+	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Actual amount rounds to less than $(0.01) per share.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

286	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$16.52	0.92%	$52	1.20	%(d)	1.92	%(d)	(0.09	)%(d)	10%
16.37	16.97	51	1.20		6.68		0.60		20
14.13	(5.80)	10	1.20	(d)(e)	8.22	(d)(e)	1.12	(d)(e)	3

$16.63	0.96%	$28,712	0.95	%(d)	1.54	%(d)	0.16	%(d)	10%
16.49	17.34	28,386	0.95		5.77		0.75		20
14.15	(5.67)	2,874	0.95	(d)(e)	7.99	(d)(e)	1.38	(d)(e)	3

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	287

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
3/31/2017+	$34.57	$(0.12)	$0.33	$0.21	$(0.31)	$—
9/30/2016	34.53	0.10	1.67	1.77	(0.28)	(1.45)
12/1/2014 - 9/30/2015#	35.77	0.26	2.24	2.50	(0.14)	(3.60)
11/30/2014	42.30	0.09	(2.41)	(2.32)	(0.64)	(3.57)
11/30/2013	31.89	0.09	10.32	10.41	— (e)	—
11/30/2012	28.31	0.16	4.06	4.22	(0.64)	—
11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—
Class C
3/31/2017+	$33.78	$(0.22)	$0.31	$0.09	$(0.25)	$—
9/30/2016	33.94	(0.12)	1.61	1.49	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.33	0.06	2.18	2.24	(0.03)	(3.60)
11/30/2014	41.78	(0.18)	(2.39)	(2.57)	(0.31)	(3.57)
11/30/2013	31.75	(0.17)	10.22	10.05	(0.02)	—
11/30/2012	28.01	(0.07)	4.04	3.97	(0.23)	—
11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—
Class R
3/31/2017+	$34.07	$(0.14)	$0.31	$0.17	$(0.32)	$—
9/30/2016	34.03	0.03	1.63	1.66	(0.17)	(1.45)
12/1/2014 - 9/30/2015#	35.30	0.16	2.23	2.39	(0.06)	(3.60)
11/30/2014	42.23	0.07	(2.47)	(2.40)	(0.96)	(3.57)
11/30/2013	32.25	0.02	10.32	10.34	(0.36)	—
11/30/2012	28.27	0.08	4.10	4.18	(0.20)	—
11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—
Class P
3/31/2017+	$34.66	$(0.05)	$0.29	$0.24	$(0.34)	$—
9/30/2016	34.49	0.18	1.64	1.82	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	35.65	0.28	2.25	2.53	(0.09)	(3.60)
11/30/2014	41.97	0.16	(2.41)	(2.25)	(0.50)	(3.57)
11/30/2013	31.92	0.16	10.24	10.40	(0.35)	—
11/30/2012	27.86	0.20	4.05	4.25	(0.19)	—
11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—
Institutional Class
3/31/2017+	$35.91	$(0.05)	$0.31	$0.26	$(0.34)	$—
9/30/2016	35.65	0.10	1.81	1.91	(0.20)	(1.45)
12/1/2014 - 9/30/2015#	36.68	0.29	2.34	2.63	(0.06)	(3.60)
11/30/2014	42.94	0.21	(2.49)	(2.28)	(0.41)	(3.57)
11/30/2013	32.60	0.17	10.48	10.65	(0.31)	—
11/30/2012	28.58	0.24	4.15	4.39	(0.37)	—
11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—
Class R6
3/31/2017+	$35.94	$(0.04)	$0.31	$0.27	$(0.35)	$—
2/1/2016* - 9/30/2016	33.52	0.34	2.08	2.42	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

288	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.31)	$34.47	0.71%	$5,319	1.43	%(c)	1.90	%(c)	(0.75	)%(c)	36%
(1.73)	34.57	5.07	13,524	1.45		1.68		0.30		76
(3.74)	34.53	7.83	11,816	1.45	(c)(d)	1.63	(c)(d)	0.88	(c)(d)	39
(4.21)	35.77	(5.84)	5,290	1.45		1.76		0.23		77
— (e)	42.30	32.64	4,569	1.45		1.83		0.23		92
(0.64)	31.89	15.13	2,773	1.50		1.76		0.53		117
(0.61)	28.31	(8.03)	4,103	1.60		1.83		0.40		66

$(0.25)	$33.62	0.33%	$2,278	2.19	%(c)	2.60	%(c)	(1.39	)%(c)	36%
(1.65)	33.78	4.30	3,232	2.19		2.54		(0.35)		76
(3.63)	33.94	7.14	2,837	2.19	(c)(d)	2.42	(c)(d)	0.20	(c)(d)	39
(3.88)	35.33	(6.52)	1,135	2.19		2.45		(0.47)		77
(0.02)	41.78	31.67	702	2.20		2.43		(0.46)		92
(0.23)	31.75	14.26	531	2.26		2.37		(0.24)		117
(0.55)	28.01	(8.75)	455	2.34		2.86		0.19		66

$(0.32)	$33.92	0.58%	$118	1.70	%(c)	2.27	%(c)	(0.87	)%(c)	36%
(1.62)	34.07	4.81	130	1.70		2.17		0.09		76
(3.66)	34.03	7.60	100	1.70	(c)(d)	2.09	(c)(d)	0.57	(c)(d)	39
(4.53)	35.30	(6.06)	73	1.70		2.10		0.19		77
(0.36)	42.23	32.29	27	1.70		1.96		0.05		92
(0.20)	32.25	14.86	12	1.74		1.90		0.26		117
(0.51)	28.27	(8.32)	10	1.82		1.84		0.51		66

$(0.34)	$34.56	0.80%	$44,451	1.26	%(c)	1.49	%(c)	(0.32	)%(c)	36%
(1.65)	34.66	5.25	40,183	1.28		1.44		0.54		76
(3.69)	34.49	7.96	36,377	1.28	(c)(d)	1.37	(c)(d)	0.97	(c)(d)	39
(4.07)	35.65	(5.68)	27,882	1.29		1.54		0.41		77
(0.35)	41.97	32.86	33,574	1.30		1.52		0.45		92
(0.19)	31.92	15.32	28,996	1.31		1.52		0.68		117
(0.12)	27.86	(7.86)	34,772	1.32		1.47		0.95		66

$(0.34)	$35.83	0.83%	$25,577	1.20	%(c)	1.63	%(c)	(0.27	)%(c)	36%
(1.65)	35.91	5.31	29,031	1.21		1.48		0.28		76
(3.66)	35.65	8.04	59,061	1.21	(c)(d)	1.39	(c)(d)	0.97	(c)(d)	39
(3.98)	36.68	(5.61)	55,743	1.21		1.46		0.53		77
(0.31)	42.94	32.96	71,875	1.21		1.44		0.46		92
(0.37)	32.60	15.50	88,301	1.20		1.38		0.80		117
(0.50)	28.58	(7.74)	84,026	1.20		1.34		1.14		66

$(0.35)	$35.86	0.86%	$14,272	1.11	%(c)	1.49	%(c)	(0.24	)%(c)	36%
—	35.94	7.22	15,534	1.11	(c)	1.56	(c)	1.48	(c)	76

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Actual amount rounds to less than $(0.01) per share.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	289

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Micro Cap:
Class A
3/31/2017+	$14.73	$(0.09)	$1.00		$0.91	$—	$(1.42)
9/30/2016	13.99	(0.18)	1.75		1.57	—	(0.83)
12/1/2014 - 9/30/2015#	14.88	(0.17)	0.54		0.37	—	(1.26)
11/30/2014	16.06	(0.21)	—	(e)	(0.21)	—	(0.97)
11/30/2013	11.62	(0.20)	5.57		5.37	—	(0.93)
12/19/2011* - 11/30/2012	9.84	(0.07)	1.85		1.78	—	—
Class P
3/31/2017+	$14.80	$(0.08)	$0.99		$0.91	$—	$(1.42)
9/30/2016	14.05	(0.16)	1.74		1.58	—	(0.83)
12/1/2014 - 9/30/2015#	14.92	(0.16)	0.55		0.39	—	(1.26)
11/30/2014	16.08	(0.19)	—	(e)	(0.19)	—	(0.97)
11/30/2013	11.61	(0.17)	5.57		5.40	—	(0.93)
11/30/2012	12.20	(0.10)	1.47		1.37	—	(1.96)
12/27/2010* - 11/30/2011	14.20	(0.15)	(1.64)		(1.79)	—	(0.21)
Institutional Class
3/31/2017+	$14.87	$(0.08)	$1.00		$0.92	$—	$(1.42)
9/30/2016	14.11	(0.16)	1.75		1.59	—	(0.83)
12/1/2014 - 9/30/2015#	14.99	(0.16)	0.54		0.38	—	(1.26)
11/30/2014	16.15	(0.19)	—	(e)	(0.19)	—	(0.97)
11/30/2013	11.65	(0.15)	5.58		5.43	—	(0.93)
11/30/2012	12.22	(0.10)	1.49		1.39	—	(1.96)
11/30/2011	13.80	(0.17)	(0.16)		(0.33)	—	(1.25)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Actual amount rounds to less than $0.01 per share.

290	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.42)	$14.22	6.53%	$2,788	1.62	%(c)	2.20	%(c)	(1.25	)%(c)	15%
(0.83)	14.73	11.47	3,388	1.62		2.16		(1.26)		39
(1.26)	13.99	2.77	15,305	1.62	(c)(d)	2.07	(c)(d)	(1.35	)(c)(d)	55
(0.97)	14.88	(1.11)	4,684	1.66		2.10		(1.40)		48
(0.93)	16.06	50.11	1,065	1.80		2.07		(1.45)		63
—	11.62	18.09	135	1.82	(c)	2.18	(c)	(0.62	)(c)	62

$(1.42)	$14.29	6.49%	$1,809	1.54	%(c)	1.92	%(c)	(1.16	)%(c)	15%
(0.83)	14.80	11.50	1,289	1.54		1.85		(1.17)		39
(1.26)	14.05	2.91	2,264	1.51	(c)(d)	1.80	(c)(d)	(1.24	)(c)(d)	55
(0.97)	14.92	(0.98)	1,550	1.52		1.81		(1.21)		48
(0.93)	16.08	50.42	2,192	1.63		1.90		(1.25)		63
(1.96)	11.61	13.90	332	1.65		1.99		(0.85)		62
(0.21)	12.20	(12.43)	426	1.65	(c)	1.85	(c)	(1.35	)(c)	74

$(1.42)	$14.37	6.53%	$31,734	1.54	%(c)	1.91	%(c)	(1.17	)%(c)	15%
(0.83)	14.87	11.53	30,768	1.54		1.91		(1.17)		39
(1.26)	14.11	2.83	34,575	1.54	(c)(d)	1.80	(c)(d)	(1.26	)(c)(d)	55
(0.97)	14.99	(0.97)	33,513	1.54		1.80		(1.25)		48
(0.93)	16.15	50.51	41,713	1.54		2.01		(1.10)		63
(1.96)	11.65	14.09	27,343	1.54		1.84		(0.90)		62
(1.25)	12.22	(2.88)	46,514	1.54		1.65		(1.24)		74

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	291

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Multi-Asset Real Return:
Class A
3/31/2017+	$13.68	$0.11	$(0.44)	$(0.33)	$(0.23)	$—
9/30/2016	12.85	0.14	0.96	1.10	(0.27)	—
12/1/2014 - 9/30/2015#	14.91	0.13	(2.01)	(1.88)	(0.18)	—
11/30/2014	15.34	0.14	(0.26)	(0.12)	(0.23)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.12	0.22	0.34	—	—
Class C
3/31/2017+	$13.57	$0.04	$(0.41)	$(0.37)	$(0.05)	$—
9/30/2016	12.71	0.04	0.95	0.99	(0.13)	—
12/1/2014 - 9/30/2015#	14.74	0.03	(1.98)	(1.95)	(0.08)	—
11/30/2014	15.24	0.03	(0.25)	(0.22)	(0.20)	(0.08)
12/17/2012* - 11/30/2013	15.00	(0.03)	0.27	0.24	—	—
Class P
3/31/2017+	$13.75	$0.09	$(0.40)	$(0.31)	$(0.17)	$—
9/30/2016	12.92	0.16	0.96	1.12	(0.29)	—
12/1/2014 - 9/30/2015#	14.96	0.15	(2.02)	(1.87)	(0.17)	—
11/30/2014	15.36	0.18	(0.27)	(0.09)	(0.23)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.16	0.20	0.36	—	—
Institutional Class
3/31/2017+	$13.79	$0.10	$(0.41)	$(0.31)	$(0.18)	$—
9/30/2016	12.92	0.16	0.98	1.14	(0.27)	—
12/1/2014 - 9/30/2015#	14.97	0.15	(2.01)	(1.86)	(0.19)	—
11/30/2014	15.37	0.19	(0.26)	(0.07)	(0.25)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.18	0.19	0.37	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Does not include expenses of the investment companies in which the Fund invests.

292	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.23)	$13.12	(2.40)%	$673	0.85	%(c)(e)	6.32	%(c)(e)	1.60	%(c)(e)	54%
(0.27)	13.68	8.74	180	0.85	(e)	8.02	(e)	1.06	(e)	60
(0.18)	12.85	(12.73)	133	0.85	(c)(d)(e)	5.33	(c)(d)(e)	1.11	(c)(d)(e)	63
(0.31)	14.91	(0.81)	143	0.85	(e)	4.61	(e)	0.90	(e)	41
—	15.34	2.27	45	0.86	(c)(e)	8.42	(c)(e)	0.83	(c)(e)	46

$(0.05)	$13.15	(2.74)%	$61	1.60	%(c)(e)	7.00	%(c)(e)	0.54	%(c)(e)	54%
(0.13)	13.57	7.90	80	1.60	(e)	8.36	(e)	0.32	(e)	60
(0.08)	12.71	(13.28)	77	1.60	(c)(d)(e)	5.90	(c)(d)(e)	0.25	(c)(d)(e)	63
(0.28)	14.74	(1.50)	114	1.60	(e)	5.46	(e)	0.21	(e)	41
—	15.24	1.60	81	1.60	(c)(e)	9.55	(c)(e)	(0.17	)(c)(e)	46

$(0.17)	$13.27	(2.27)%	$9	0.70	%(c)(e)	5.95	%(c)(e)	1.42	%(c)(e)	54%
(0.29)	13.75	8.93	10	0.70	(e)	7.31	(e)	1.22	(e)	60
(0.17)	12.92	(12.64)	9	0.70	(c)(d)(e)	4.99	(c)(d)(e)	1.24	(c)(d)(e)	63
(0.31)	14.96	(0.64)	10	0.70	(e)	4.50	(e)	1.14	(e)	41
—	15.36	2.40	10	0.71	(c)(e)	7.75	(c)(e)	1.11	(c)(e)	46

$(0.18)	$13.30	(2.26)%	$3,390	0.60	%(c)(e)	5.98	%(c)(e)	1.54	%(c)(e)	54%
(0.27)	13.79	9.04	3,416	0.60	(e)	7.26	(e)	1.26	(e)	60
(0.19)	12.92	(12.58)	4,294	0.60	(c)(d)(e)	4.91	(c)(d)(e)	1.24	(c)(d)(e)	63
(0.33)	14.97	(0.50)	6,034	0.60	(e)	4.48	(e)	1.22	(e)	41
—	15.37	2.47	5,155	0.61	(c)(e)	7.74	(c)(e)	1.21	(c)(e)	46

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	293

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Emerging Markets Value:
Class A
3/31/2017+	$14.31	$0.06	$1.05	$1.11	$(0.15)	$—
9/30/2016	12.34	0.47	1.90	2.37	(0.40)	—
12/1/2014 - 9/30/2015#	15.45	0.49	(2.74)	(2.25)	(0.62)	(0.24)
11/30/2014	15.42	0.37	0.08	0.45	(0.42)	—
12/18/2012* - 11/30/2013	15.00	0.35	0.27	0.62	(0.20)	—
Class C
3/31/2017+	$14.29	$0.03	$1.02	$1.05	$— (f)	$—
9/30/2016	12.31	0.32	1.96	2.28	(0.30)	—
12/1/2014 - 9/30/2015#	15.40	0.36	(2.68)	(2.32)	(0.53)	(0.24)
11/30/2014	15.35	0.28	0.05	0.33	(0.28)	—
12/18/2012* - 11/30/2013	15.00	0.14	0.36	0.50	(0.15)	—
Class P
3/31/2017+	$14.31	$0.10	$0.99	$1.09	$(0.24)	$—
9/30/2016	12.46	0.62	1.80	2.42	(0.57)	—
12/1/2014 - 9/30/2015#	15.56	0.49	(2.74)	(2.25)	(0.61)	(0.24)
11/30/2014	15.45	0.43	0.05	0.48	(0.37)	—
12/18/2012* - 11/30/2013	15.00	0.36	0.27	0.63	(0.18)	—
Institutional Class
3/31/2017+	$14.46	$0.08	$1.05	$1.13	$(0.07)	$—
9/30/2016	12.47	0.43	2.01	2.44	(0.45)	—
12/1/2014 - 9/30/2015#	15.57	0.51	(2.74)	(2.23)	(0.63)	(0.24)
11/30/2014	15.46	0.46	0.03	0.49	(0.38)	—
12/18/2012* - 11/30/2013	15.00	0.39	0.26	0.65	(0.19)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Actual amount rounds to less than $(0.01) per share.

294	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.15)	$15.27	(c)	7.87	%(c)	$4,813	1.38	%(d)	3.63	%(d)	0.79	%(d)	56%
(0.40)	14.31	(c)	19.57	(c)	2,141	1.39		7.84		3.62		104
(0.86)	12.34		(15.12)		207	1.55	(d)(e)	6.55	(d)(e)	4.13	(d)(e)	93
(0.42)	15.45		2.94		110	1.55		4.86		2.33		85
(0.20)	15.42		4.14		19	1.55	(d)	17.07	(d)	2.41	(d)	67

$— (f)	$15.34	(c)	7.35	%(c)	$335	2.10	%(d)	4.25	%(d)	0.46	%(d)	56%
(0.30)	14.29	(c)	18.80	(c)	113	2.16		8.01		2.49		104
(0.77)	12.31		(15.62)		104	2.30	(d)(e)	7.39	(d)(e)	3.12	(d)(e)	93
(0.28)	15.40		2.19		73	2.30		5.60		1.82		85
(0.15)	15.35		3.40		25	2.30	(d)	19.41	(d)	1.00	(d)	67

$(0.24)	$15.16	(c)	7.88	%(c)	$14,103	1.19	%(d)	3.17	%(d)	1.44	%(d)	56%
(0.57)	14.31	(c)	19.95	(c)	139	1.20		7.47		4.67		104
(0.85)	12.46		(15.03)		9	1.39	(d)(e)	5.87	(d)(e)	4.12	(d)(e)	93
(0.37)	15.56		3.13		11	1.39		4.64		2.77		85
(0.18)	15.45		4.25		11	1.41	(d)	7.72	(d)	2.49	(d)	67

$(0.07)	$15.52	(c)	7.89	%(c)	$5,611	1.11	%(d)	3.39	%(d)	1.11	%(d)	56%
(0.45)	14.46	(c)	19.95	(c)	6,370	1.17		6.98		3.35		104
(0.87)	12.47		(14.91)		6,688	1.30	(d)(e)	5.93	(d)(e)	4.25	(d)(e)	93
(0.38)	15.57		3.18		7,889	1.30		4.63		2.96		85
(0.19)	15.46		4.38		6,470	1.30	(d)	7.78	(d)	2.70	(d)	67

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	295

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Global Dividend Value:
Class A
3/31/2017+	$15.47	$0.15	$1.04	$1.19	$(0.14)	$—
9/30/2016	16.68	0.43	0.67	1.10	(0.47)	(1.84)
12/1/2014 - 9/30/2015#	21.40	0.44	(3.06)	(2.62)	(0.60)	(1.50)
11/30/2014	22.08	0.61	0.30	0.91	(0.55)	(1.04)
11/30/2013	18.27	0.54	3.75	4.29	(0.44)	(0.04)
11/30/2012	17.35	0.56	1.10	1.66	(0.40)	(0.34)
11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)
Class C
3/31/2017+	$15.03	$0.09	$1.00	$1.09	$(0.11)	$—
9/30/2016	16.46	0.31	0.65	0.96	(0.55)	(1.84)
12/1/2014 - 9/30/2015#	21.13	0.31	(3.03)	(2.72)	(0.45)	(1.50)
11/30/2014	21.82	0.43	0.31	0.74	(0.39)	(1.04)
11/30/2013	18.05	0.37	3.72	4.09	(0.28)	(0.04)
11/30/2012	17.19	0.42	1.07	1.49	(0.29)	(0.34)
11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)
Class P
3/31/2017+	$15.38	$0.16	$1.03	$1.19	$(0.18)	$—
9/30/2016	16.81	0.45	0.67	1.12	(0.71)	(1.84)
12/1/2014 - 9/30/2015#	21.53	0.47	(3.08)	(2.61)	(0.61)	(1.50)
11/30/2014	22.21	0.65	0.30	0.95	(0.59)	(1.04)
11/30/2013	18.36	0.57	3.78	4.35	(0.46)	(0.04)
11/30/2012	17.45	0.60	1.10	1.70	(0.45)	(0.34)
11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)
Institutional Class
3/31/2017+	$15.24	$0.16	$1.03	$1.19	$(0.16)	$—
9/30/2016	16.62	0.43	0.69	1.12	(0.66)	(1.84)
12/1/2014 - 9/30/2015#	21.30	0.45	(3.03)	(2.58)	(0.60)	(1.50)
11/30/2014	21.98	0.66	0.30	0.96	(0.60)	(1.04)
11/30/2013	18.18	0.60	3.73	4.33	(0.49)	(0.04)
11/30/2012	17.29	0.60	1.09	1.69	(0.46)	(0.34)
11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

296	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.14)	$16.52	7.66%	$3,599	1.10	%(c)	2.44	%(c)	1.91	%(c)	43%
(2.31)	15.47	7.18	4,020	1.15		2.77		2.75		52
(2.10)	16.68	(13.26)	4,791	1.20	(c)(d)	1.72	(c)(d)	2.70	(c)(d)	38
(1.59)	21.40	4.32	11,999	1.20		1.46		2.82		49
(0.48)	22.08	23.80	10,705	1.21		1.51		2.68		43
(0.74)	18.27	9.98	7,355	1.32		1.71		3.13		41
(0.92)	17.35	1.85	6,821	1.50		1.92		3.01		66

$(0.11)	$16.01	7.24%	$4,530	1.89	%(c)	2.89	%(c)	1.12	%(c)	43%
(2.39)	15.03	6.37	5,249	1.94		3.40		2.03		52
(1.95)	16.46	(13.86)	5,036	1.99	(c)(d)	2.56	(c)(d)	1.95	(c)(d)	38
(1.43)	21.13	3.52	5,587	1.99		2.22		2.03		49
(0.32)	21.82	22.88	5,720	2.00		2.27		1.83		43
(0.63)	18.05	9.03	3,948	2.07		2.46		2.34		41
(0.80)	17.19	1.12	3,020	2.25		2.71		2.39		66

$(0.18)	$16.39	7.71%	$1,869	0.94	%(c)	1.97	%(c)	2.07	%(c)	43%
(2.55)	15.38	7.35	770	1.00		2.47		2.86		52
(2.11)	16.81	(13.13)	1,123	1.04	(c)(d)	1.44	(c)(d)	2.88	(c)(d)	38
(1.63)	21.53	4.48	1,811	1.04		1.28		2.99		49
(0.50)	22.21	24.06	1,685	1.05		1.32		2.77		43
(0.79)	18.36	10.11	1,089	1.12		1.51		3.32		41
(0.77)	17.45	2.13	718	1.30		1.99		2.41		66

$(0.16)	$16.27	7.83%	$8,936	0.85	%(c)	1.81	%(c)	2.07	%(c)	43%
(2.50)	15.24	7.42	3,933	0.92		2.32		2.72		52
(2.10)	16.62	(13.10)	10,709	0.95	(c)(d)	1.40	(c)(d)	2.76	(c)(d)	38
(1.64)	21.30	4.58	42,981	0.95		1.18		3.08		49
(0.53)	21.98	24.16	51,318	0.96		1.21		2.96		43
(0.80)	18.18	10.19	39,215	1.02		1.40		3.38		41
(0.97)	17.29	2.21	20,556	1.20		1.68		3.51		66

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	297

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Small-Cap Value:
Class A
3/31/2017+	$18.19	$0.05	$0.05	$0.10	$(0.56)	$—
9/30/2016	18.19	0.46	0.61	1.07	(0.68)	(0.39)
12/1/2014 - 9/30/2015#	21.37	0.40	(1.22)	(0.82)	(0.57)	(1.79)
11/30/2014	21.06	0.39	0.62	1.01	(0.26)	(0.44)
11/30/2013	17.10	0.35	4.03	4.38	(0.33)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.07	2.03	2.10	—	—
Class C
3/31/2017+	$17.90	$0.01	$—	$0.01	$(0.97)	$—
9/30/2016	17.91	0.26	0.66	0.92	(0.54)	(0.39)
12/1/2014 - 9/30/2015#	21.11	0.28	(1.21)	(0.93)	(0.48)	(1.79)
11/30/2014	21.04	0.23	0.63	0.86	(0.35)	(0.44)
11/30/2013	17.04	0.16	4.09	4.25	(0.16)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.09	1.95	2.04	—	—
Class P
3/31/2017+	$18.33	$0.12	$(0.05)	$0.07	$(1.25)	$—
9/30/2016	18.40	0.46	0.63	1.09	(0.77)	(0.39)
12/1/2014 - 9/30/2015#	21.70	0.46	(1.27)	(0.81)	(0.70)	(1.79)
11/30/2014	21.27	0.44	0.62	1.06	(0.19)	(0.44)
11/30/2013	17.11	0.39	4.05	4.44	(0.19)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.16	1.95	2.11	—	—
Institutional Class
3/31/2017+	$18.69	$0.10	$—	$0.10	$(1.00)	$—
9/30/2016	18.49	0.42	0.71	1.13	(0.54)	(0.39)
12/1/2014 - 9/30/2015#	21.59	0.46	(1.25)	(0.79)	(0.52)	(1.79)
11/30/2014	21.28	0.45	0.63	1.08	(0.33)	(0.44)
11/30/2013	17.12	0.43	4.03	4.46	(0.21)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.17	1.95	2.12	—	—
Class R6
3/31/2017+	$18.35	$0.11	$(0.03)	$0.08	$(1.41)	$—
9/30/2016	18.49	0.52	0.62	1.14	(0.89)	(0.39)
9/8/2015* - 9/30/2015#	19.04	0.04	(0.59)	(0.55)	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

298	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.56)	$17.73	0.77%	$1,253	1.30	%(c)	5.92	%(c)	0.51	%(c)	18%
(1.07)	18.19	6.04	7,397	1.30		4.50		2.62		95
(2.36)	18.19	(4.14)	1,657	1.46	(c)(d)	3.08	(c)(d)	2.43	(c)(d)	74
(0.70)	21.37	4.98	2,736	1.45		2.64		1.80		76
(0.42)	21.06	26.08	2,272	1.45		4.81		1.81		50
—	17.10	14.00	1,049	1.45	(c)	4.22	(c)	0.82	(c)	19

$(0.97)	$16.94	0.46%	$729	2.05	%(c)	6.72	%(c)	0.13	%(c)	18%
(0.93)	17.90	5.26	928	2.07		5.04		1.49		95
(2.27)	17.91	(4.78)	1,250	2.21	(c)(d)	3.91	(c)(d)	1.73	(c)(d)	74
(0.79)	21.11	4.24	1,340	2.20		3.40		1.07		76
(0.25)	21.04	25.20	521	2.20		5.66		0.80		50
—	17.04	13.60	11	2.20	(c)	9.92	(c)	1.08	(c)	19

$(1.25)	$17.15	0.92%	$103	1.12	%(c)	5.75	%(c)	1.42	%(c)	18%
(1.16)	18.33	6.14	69	1.16		4.08		2.58		95
(2.49)	18.40	(4.03)	47	1.31	(c)(d)	2.92	(c)(d)	2.74	(c)(d)	74
(0.63)	21.70	5.17	39	1.30		2.39		1.98		76
(0.28)	21.27	26.28	14	1.31		4.63		2.04		50
—	17.11	14.07	12	1.30	(c)	8.92	(c)	1.98	(c)	19

$(1.00)	$17.79	0.97%	$1,310	1.04	%(c)	5.58	%(c)	1.13	%(c)	18%
(0.93)	18.69	6.25	1,889	1.08		3.84		2.29		95
(2.31)	18.49	(3.92)	6,832	1.21	(c)(d)	2.82	(c)(d)	2.75	(c)(d)	74
(0.77)	21.59	5.27	13,979	1.20		2.31		2.03		76
(0.30)	21.28	26.40	11,873	1.21		4.66		2.22		50
—	17.12	14.13	3,551	1.20	(c)	8.90	(c)	2.08	(c)	19

$(1.41)	$17.02	1.01%	$1,277	0.95	%(c)	5.51	%(c)	1.28	%(c)	18%
(1.28)	18.35	6.41	1,667	0.95		4.92		2.90		95
—	18.49	(2.89)	10	1.10	(c)(d)	3.29	(c)(d)	3.68	(c)(d)	74

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	299

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value II:
Class A
3/31/2017+	$15.68	$0.04	$0.74	$0.78	$(0.11)	$—
9/30/2016	15.65	0.38	0.10	0.48	(0.45)	—
12/1/2014 - 9/30/2015#	17.99	0.35	(2.31)	(1.96)	(0.32)	(0.06)
11/30/2014	19.17	0.47	(0.44)	0.03	(0.56)	(0.65)
11/30/2013	16.36	0.34	2.71	3.05	(0.22)	(0.02)
*11/30/2012	15.00	0.29	1.33	1.62	(0.26)	—
Class C
3/31/2017+	$15.64	$(0.02)	$0.74	$0.72	$(0.09)	$—
9/30/2016	15.53	0.29	0.06	0.35	(0.24)	—
12/1/2014 - 9/30/2015#	17.82	0.22	(2.27)	(2.05)	(0.18)	(0.06)
11/30/2014	19.04	0.32	(0.43)	(0.11)	(0.46)	(0.65)
11/30/2013	16.32	0.18	2.73	2.91	(0.17)	(0.02)
*11/30/2012	15.00	0.22	1.28	1.50	(0.18)	—
Class P
3/31/2017+	$15.83	$0.06	$0.74	$0.80	$(0.12)	$—
9/30/2016	15.65	0.40	0.11	0.51	(0.33)	—
12/1/2014 - 9/30/2015#	17.99	0.39	(2.32)	(1.93)	(0.35)	(0.06)
11/30/2014	19.24	0.38	(0.32)	0.06	(0.66)	(0.65)
11/30/2013	16.38	0.36	2.73	3.09	(0.21)	(0.02)
*11/30/2012	15.00	0.38	1.28	1.66	(0.28)	—
Institutional Class
3/31/2017+	$15.73	$0.03	$0.77	$0.80	$(0.12)	$—
9/30/2016	15.69	0.41	0.11	0.52	(0.48)	—
12/1/2014 - 9/30/2015#	18.03	0.38	(2.31)	(1.93)	(0.35)	(0.06)
11/30/2014	19.26	0.57	(0.50)	0.07	(0.65)	(0.65)
11/30/2013	16.38	0.36	2.76	3.12	(0.22)	(0.02)
*11/30/2012	15.00	0.39	1.29	1.68	(0.30)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased the end of period net asset value (“NAV”) and total return by $0.48 and 3.08%, respectively, for Class A, $0.45 and 2.90%, respectively, for Class C, $0.46 and 2.93%, respectively, for Class P and $0.45 and 2.89%, respectively for Institutional Class. If the Affiliates had not made these payments, the end of period NAV and total return would have been $15.87 and 1.94%, respectively, for Class A, $15.82 and 1.73%, respectively, for Class C, $16.05 and 2.21%, respectively, for Class P and $15.96 and 2.25%, respectively for Institutional Class.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

300	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.11)	$16.35	(c)	5.02	%(c)	$215	1.15	%(d)	4.69	%(d)	0.53	%(d)	36%
(0.45)	15.68		3.16		266	1.18		1.82		2.47		48
(0.38)	15.65		(11.10)		257	1.20	(d)(e)	1.76	(d)(e)	2.39	(d)(e)	43
(1.21)	17.99		0.25		167	1.20		2.46		2.53		34
(0.24)	19.17		18.89		75	1.23		7.16		1.93		20
(0.26)	16.36		10.99		49	1.30	(d)	10.98	(d)	1.89	(d)	22

$(0.09)	$16.27	(c)	4.63	%(c)	$133	1.90	%(d)	4.49	%(d)	(0.30	)%(d)	36%
(0.24)	15.64		2.35		243	1.92		2.58		1.91		48
(0.24)	15.53		(11.66)		118	1.95	(d)(e)	2.49	(d)(e)	1.53	(d)(e)	43
(1.11)	17.82		(0.53)		79	1.95		3.23		1.76		34
(0.19)	19.04		18.02		47	1.97		8.26		1.02		20
(0.18)	16.32		10.17		11	2.05	(d)	10.82	(d)	1.45	(d)	22

$(0.12)	$16.51	(c)	5.14	%(c)	$163	0.95	%(d)	4.70	%(d)	0.77	%(d)	36%
(0.33)	15.83		3.30		154	0.98		1.54		2.53		48
(0.41)	15.65		(10.93)		577	1.00	(d)(e)	1.42	(d)(e)	2.64	(d)(e)	43
(1.31)	17.99		0.40		118	1.01		2.11		2.08		34
(0.23)	19.24		19.10		13	1.05		6.87		2.05		20
(0.28)	16.38		11.28		11	1.05	(d)	9.92	(d)	2.45	(d)	22

$(0.12)	$16.41	(c)	5.14	%(c)	$562	0.90	%(d)	1.68	%(d)	0.39	%(d)	36%
(0.48)	15.73		3.42		43,747	0.93		1.45		2.63		48
(0.41)	15.69		(10.91)		42,593	0.95	(d)(e)	1.40	(d)(e)	2.59	(d)(e)	43
(1.30)	18.03		0.45		38,983	0.95		1.78		3.05		34
(0.24)	19.26		19.25		4,170	0.95		6.77		2.06		20
(0.30)	16.38		11.36		4,396	0.95	(d)	9.93	(d)	2.50	(d)	22

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	301

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income:
Class A
3/31/2017+	$15.29	$0.31	$(0.01)	$0.30	$(0.41)	$—
9/30/2016	15.04	0.72	0.38	1.10	(0.85)	—
12/1/2014 - 9/30/2015#	15.59	0.57	(0.46)	0.11	(0.66)	—
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)	—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.64	0.68	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class C
3/31/2017+	$15.27	$0.29	$(0.02)	$0.27	$(0.39)	$—
9/30/2016	15.00	0.68	0.38	1.06	(0.79)	—
12/1/2014 - 9/30/2015#	15.56	0.53	(0.46)	0.07	(0.63)	—
11/30/2014	15.89	0.60	(0.23)	0.37	(0.70)	—
11/30/2013	15.94	0.59	0.09	0.68	(0.72)	(0.01)
11/30/2012	15.31	0.58	0.64	1.22	(0.59)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.25	0.35	(0.04)	—
Class P
3/31/2017+	$15.24	$0.33	$(0.01)	$0.32	$(0.43)	$—
9/30/2016	15.03	0.74	0.38	1.12	(0.91)	—
12/1/2014 - 9/30/2015#	15.58	0.60	(0.47)	0.13	(0.68)	—
11/30/2014	15.92	0.66	(0.23)	0.43	(0.77)	—
11/30/2013	15.96	0.66	0.10	0.76	(0.79)	(0.01)
11/30/2012	15.32	0.66	0.68	1.34	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.28	0.38	(0.06)	—
Institutional Class
3/31/2017+	$15.25	$0.33	$(0.01)	$0.32	$(0.43)	$—
9/30/2016	15.05	0.76	0.37	1.13	(0.93)	—
12/1/2014 - 9/30/2015#	15.60	0.60	(0.45)	0.15	(0.70)	—
11/30/2014	15.94	0.68	(0.24)	0.44	(0.78)	—
11/30/2013	15.99	0.67	0.09	0.76	(0.80)	(0.01)
11/30/2012	15.32	0.70	0.67	1.37	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.11	0.27	0.38	(0.06)	—
Class R6
2/1/2017* - 3/31/2017+	$15.18	$0.11	$(0.02)	$0.09	$(0.13)	$—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

302	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.41)	$15.18	2.00%	$196,278	0.85	%(c)	0.85	%(c)	4.10	%(c)	49%
(0.85)	15.29	7.65	226,149	0.85		0.85		4.85		63
(0.66)	15.04	0.67	164,978	0.86	(c)(d)	0.86	(c)(d)	4.44	(c)(d)	65
(0.74)	15.59	2.60	163,070	0.85		0.88		4.01		94
(0.77)	15.92	4.60	168,536	0.85		0.90		3.98		63
(0.67)	15.97	8.78	80,995	0.89		1.09		4.09		51
(0.05)	15.32	2.50	532	0.95	(c)	2.99	(c)	4.97	(c)	10

$(0.39)	$15.15	1.82%	$146,288	1.10	%(c)	1.10	%(c)	3.85	%(c)	49%
(0.79)	15.27	7.42	132,649	1.13		1.13		4.58		63
(0.63)	15.00	0.38	100,557	1.15	(c)(d)	1.15	(c)(d)	4.15	(c)(d)	65
(0.70)	15.56	2.38	89,801	1.10		1.13		3.78		94
(0.73)	15.89	4.36	63,680	1.10		1.16		3.74		63
(0.59)	15.94	8.18	28,567	1.29		1.50		3.73		51
(0.04)	15.31	2.36	1,245	1.70	(c)	3.72	(c)	4.26	(c)	10

$(0.43)	$15.13	2.13%	$868,683	0.63	%(c)	0.63	%(c)	4.33	%(c)	49%
(0.91)	15.24	7.84	554,281	0.66		0.66		4.97		63
(0.68)	15.03	0.83	330,431	0.64	(c)(d)	0.64	(c)(d)	4.65	(c)(d)	65
(0.77)	15.58	2.74	248,345	0.70		0.70		4.20		94
(0.80)	15.92	4.83	121,747	0.70		0.71		4.14		63
(0.70)	15.96	8.91	52,932	0.70		0.92		4.24		51
(0.06)	15.32	2.50	10	0.70	(c)	2.84	(c)	4.22	(c)	10

$(0.43)	$15.14	2.16%	$402,499	0.56	%(c)	0.56	%(c)	4.37	%(c)	49%
(0.93)	15.25	7.90	420,440	0.58		0.58		5.10		63
(0.70)	15.05	0.91	445,473	0.60	(c)(d)	0.60	(c)(d)	4.70	(c)(d)	65
(0.78)	15.60	2.81	225,643	0.60		0.60		4.28		94
(0.81)	15.94	4.87	179,676	0.61		0.61		4.23		63
(0.70)	15.99	9.13	38,247	0.60		0.89		4.48		51
(0.06)	15.32	2.52	8,055	0.60	(c)	2.72	(c)	4.58	(c)	10

$(0.13)	$15.14	0.60%	$81,102	0.57	%(c)	0.63	%(c)	5.12	%(c)	49%

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	303

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
3/31/2017+	$15.85	$0.01	$0.37	$0.38	$(0.06)	$(0.36)
9/30/2016	15.47	0.15	0.51	0.66	(0.10)	(0.18)
12/1/2014 - 9/30/2015#	15.64	0.16	0.28	0.44	— (e)	(0.61)
11/30/2014	15.87	(0.12)	0.65	0.53	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.15	0.87	—	—
Class C
3/31/2017+	$15.39	$(0.04)	$0.36	$0.32	$— (e)	$(0.36)
9/30/2016	15.12	0.02	0.51	0.53	(0.08)	(0.18)
12/1/2014 - 9/30/2015#	15.39	0.09	0.25	0.34	— (e)	(0.61)
11/30/2014	15.73	(0.25)	0.67	0.42	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.39)	1.12	0.73	—	—
Class P
3/31/2017+	$15.87	$0.08	$0.32	$0.40	$(0.12)	$(0.36)
9/30/2016	15.53	0.17	0.53	0.70	(0.18)	(0.18)
12/1/2014 - 9/30/2015#	15.69	0.21	0.24	0.45	— (e)	(0.61)
11/30/2014	15.89	(0.15)	0.71	0.56	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.26)	1.15	0.89	—	—
Institutional Class
3/31/2017+	$15.96	$0.03	$0.37	$0.40	$(0.06)	$(0.36)
9/30/2016	15.54	0.19	0.52	0.71	(0.11)	(0.18)
12/1/2014 - 9/30/2015#	15.72	0.22	0.24	0.46	(0.03)	(0.61)
11/30/2014	15.90	(0.08)	0.66	0.58	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.24)	1.14	0.90	—	—
Class R6
12/2/2016* - 3/31/2017+	$16.13	$0.07	$0.18	$0.25	$(0.18)	$(0.36)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Actual amount rounds to less than $(0.01) per share.
(f)	Certain expenses incurred by the Fund were not annualized.

304	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.42)	$15.81	2.43%	$102,743	1.06	%(c)(d)	1.12	%(c)(d)	0.14	%(c)(d)	327%
(0.28)	15.85	4.32	96,870	1.15	(d)	1.17	(d)	0.95	(d)	500
(0.61)	15.47	2.93	8,014	1.15	(c)(d)(f)	1.58	(c)(d)(f)	1.28	(c)(d)(f)	34
(0.76)	15.64	3.52	2,551	1.52		4.22		(0.75)		229
—	15.87	5.80	517	1.90	(c)	7.34	(c)	(1.86	)(c)	—

$(0.36)	$15.35	2.08%	$14,765	1.83	%(c)(d)	1.86	%(c)(d)	(0.56	)%(c)(d)	327%
(0.26)	15.39	3.52	12,605	1.90	(d)	1.97	(d)	0.10	(d)	500
(0.61)	15.12	2.31	3,803	1.90	(c)(d)(f)	2.09	(c)(d)(f)	0.70	(c)(d)(f)	34
(0.76)	15.39	2.82	138	2.31		4.74		(1.64)		229
—	15.73	4.87	74	2.65	(c)	6.91	(c)	(2.60	)(c)	—

$(0.48)	$15.79	2.54%	$90,582	0.82	%(c)(d)	0.88	%(c)(d)	1.00	%(c)(d)	327%
(0.36)	15.87	4.55	20,664	0.96	(d)	0.96	(d)	1.11	(d)	500
(0.61)	15.53	2.99	503	1.00	(c)(d)(f)	1.16	(c)(d)(f)	1.67	(c)(d)(f)	34
(0.76)	15.69	3.72	37	1.50		3.73		(1.00)		229
—	15.89	5.93	61	1.75	(c)	5.97	(c)	(1.69	)(c)	—

$(0.42)	$15.94	2.53%	$135,840	0.81	%(c)(d)	0.85	%(c)(d)	0.38	%(c)(d)	327%
(0.29)	15.96	4.60	146,194	0.90	(d)	0.90	(d)	1.21	(d)	500
(0.64)	15.54	3.08	55,028	0.90	(c)(d)(f)	1.22	(c)(d)(f)	1.71	(c)(d)(f)	34
(0.76)	15.72	3.84	15,142	1.28		3.65		(0.54)		229
—	15.90	6.00	7,978	1.65	(c)	5.64	(c)	(1.60	)(c)	—

$(0.54)	$15.84	1.57%	$38,474	0.69	%(c)(d)	0.79	%(c)(d)	1.34	%(c)(d)	327%

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	305

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI U.S. Equity Hedged:
Class A
3/31/2017+	$16.20	$0.06	$0.95	$1.01	$(0.24)	$—
9/30/2016	15.79	0.11	0.53	0.64	(0.23)	—
12/1/2014 - 9/30/2015#	17.74	0.14	(1.09)	(0.95)	(0.02)	(0.98)
11/30/2014	17.26	0.12	1.45	1.57	(0.15)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.12	2.14	2.26	—	—
Class C
3/31/2017+	$15.59	$(0.01)	$0.92	$0.91	$(0.16)	$—
9/30/2016	15.43	0.01	0.51	0.52	(0.36)	—
12/1/2014 - 9/30/2015#	17.45	0.05	(1.09)	(1.04)	— (e)	(0.98)
11/30/2014	17.14	(0.01)	1.44	1.43	(0.18)	(0.94)
12/3/2012* - 11/30/2013	15.00	— (e)	2.14	2.14	—	—
Class P
3/31/2017+	$16.18	$0.09	$0.92	$1.01	$(0.40)	$—
9/30/2016	15.92	0.14	0.54	0.68	(0.42)	—
12/1/2014 - 9/30/2015#	17.90	0.15	(1.10)	(0.95)	(0.05)	(0.98)
11/30/2014	17.29	0.15	1.47	1.62	(0.07)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.15	2.14	2.29	—	—
Institutional Class
3/31/2017+	$16.24	$0.07	$0.96	$1.03	$(0.20)	$—
9/30/2016	15.86	0.11	0.59	0.70	(0.32)	—
12/1/2014 - 9/30/2015#	17.89	0.18	(1.11)	(0.93)	(0.12)	(0.98)
11/30/2014	17.31	0.17	1.46	1.63	(0.11)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.17	2.14	2.31	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Actual amount rounds to less than $(0.01) per share.
(f)	Certain expenses incurred by the Fund were not annualized.
(g)	Payments from Affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.

306	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.24)	$16.97		6.24%		$603	1.25	%(c)(d)	6.06	%(c)(d)	0.69	%(c)(d)	—%
(0.23)	16.20	(g)	4.11	(g)	624	1.25	(d)	3.63	(d)	0.70	(d)	6
(1.00)	15.79		(5.68)		1,067	1.26	(c)(d)(f)	2.31	(c)(d)(f)	0.98	(c)(d)(f)	98
(1.09)	17.74	(g)	9.57	(g)	1,491	1.25		3.70		0.70		5
—	17.26		15.07		1,416	1.25	(c)	9.81	(c)	0.74	(c)	6

$(0.16)	$16.34		5.85%		$266	2.00	%(c)(d)	5.55	%(c)(d)	(0.10	)%(c)(d)	—%
(0.36)	15.59	(g)	3.42	(g)	271	2.00	(d)	4.37	(d)	0.06	(d)	6
(0.98)	15.43		(6.31)		280	2.01	(c)(d)(f)	2.93	(c)(d)(f)	0.36	(c)(d)(f)	98
(1.12)	17.45	(g)	8.78	(g)	180	2.00		4.48		(0.05)		5
—	17.14		14.27		122	2.00	(c)	11.10	(c)	(0.01	)(c)	6

$(0.40)	$16.79		6.31%		$18	1.10	%(c)(d)	4.54	%(c)(d)	1.13	%(c)(d)	—%
(0.42)	16.18	(g)	4.31	(g)	12	1.10	(d)	3.29	(d)	0.91	(d)	6
(1.03)	15.92		(5.62)		12	1.11	(c)(d)(f)	1.91	(c)(d)(f)	1.06	(c)(d)(f)	98
(1.01)	17.90	(g)	9.77	(g)	13	1.10		3.38		0.85		5
—	17.29		15.27		12	1.11	(c)	8.71	(c)	0.96	(c)	6

$(0.20)	$17.07		6.36%		$4,033	1.00	%(c)(d)	4.49	%(c)(d)	0.88	%(c)(d)	—%
(0.32)	16.24	(g)	4.45	(g)	4,745	1.00	(d)	3.09	(d)	0.68	(d)	6
(1.10)	15.86		(5.55)		12,973	1.01	(c)(d)(f)	1.98	(c)(d)(f)	1.27	(c)(d)(f)	98
(1.05)	17.89	(g)	9.87	(g)	12,678	1.00		3.04		1.00		5
—	17.31		15.40		5,395	1.00	(c)	8.82	(c)	1.05	(c)	6

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	307

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI U.S. Small-Cap Growth:
Class A
3/31/2017+	$13.62	$(0.05)	$1.06	$1.01	$(2.74)	$11.89
9/30/2016	14.61	(0.11)	0.29	0.18	(1.17)	13.62
12/1/2014 - 9/30/2015#	17.45	(0.12)	(1.21)	(1.33)	(1.51)	14.61
11/30/2014	19.09	(0.19)	0.36	0.17	(1.81)	17.45
11/30/2013	13.25	(0.15)	6.27	6.12	(0.28)	19.09
11/30/2012	13.34	(0.08)	0.98	0.90	(0.99)	13.25
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—	13.34
Class C
3/31/2017+	$12.91	$(0.09)	$0.98	$0.89	$(2.74)	$11.06
9/30/2016	14.02	(0.20)	0.26	0.06	(1.17)	12.91
12/1/2014 - 9/30/2015#	16.90	(0.22)	(1.15)	(1.37)	(1.51)	14.02
11/30/2014	18.68	(0.31)	0.34	0.03	(1.81)	16.90
11/30/2013	13.07	(0.25)	6.14	5.89	(0.28)	18.68
11/30/2012	13.25	(0.18)	0.99	0.81	(0.99)	13.07
12/20/2010* - 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—	13.25
Class R
3/31/2017+	$13.41	$(0.06)	$1.03	$0.97	$(2.74)	$11.64
9/30/2016	14.44	(0.14)	0.28	0.14	(1.17)	13.41
12/1/2014 - 9/30/2015#	17.29	(0.15)	(1.19)	(1.34)	(1.51)	14.44
11/30/2014	18.98	(0.22)	0.34	0.12	(1.81)	17.29
11/30/2013	13.19	(0.17)	6.24	6.07	(0.28)	18.98
11/30/2012	13.31	(0.11)	0.98	0.87	(0.99)	13.19
12/20/2010* - 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—	13.31
Class P
3/31/2017+	$13.83	$(0.04)	$1.07	$1.03	$(2.74)	$12.12
9/30/2016	14.81	(0.09)	0.28	0.19	(1.17)	13.83
12/1/2014 - 9/30/2015#	17.64	(0.10)	(1.22)	(1.32)	(1.51)	14.81
11/30/2014	19.25	(0.15)	0.35	0.20	(1.81)	17.64
11/30/2013	13.32	(0.11)	6.32	6.21	(0.28)	19.25
11/30/2012	13.37	(0.04)	0.98	0.94	(0.99)	13.32
12/20/2010* - 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—	13.37
Institutional Class
3/31/2017+	$13.92	$(0.03)	$1.08	$1.05	$(2.74)	$12.23
9/30/2016	14.88	(0.08)	0.29	0.21	(1.17)	13.92
12/1/2014 - 9/30/2015#	17.71	(0.09)	(1.23)	(1.32)	(1.51)	14.88
11/30/2014	19.30	(0.14)	0.36	0.22	(1.81)	17.71
11/30/2013	13.35	(0.08)	6.31	6.23	(0.28)	19.30
11/30/2012	13.39	(0.04)	0.99	0.95	(0.99)	13.35
11/30/2011	12.84	(0.07)	0.62	0.55	—	13.39

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

308	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

8.20%	$610	1.20	%(c)	3.16	%(c)	(0.80	)%(c)	52%
1.09	3,430	1.30		2.07		(0.80)		120
(8.17)	3,057	1.40	(c)(d)	1.75	(c)(d)	(0.86	)(c)(d)	79
1.31	3,277	1.44		1.89		(1.05)		69
47.16	4,971	1.50		1.91		(0.90)		81
7.67	1,359	1.50		2.45		(0.59)		92
(3.12)	837	1.50	(c)	2.70	(c)	(0.92	)(c)	111

7.66%	$448	2.00	%(c)	3.27	%(c)	(1.53	)%(c)	52%
0.23	537	2.10		2.93		(1.60)		120
(8.72)	634	2.20	(c)(d)	2.59	(c)(d)	(1.66	)(c)(d)	79
0.53	661	2.20		2.69		(1.81)		69
46.03	606	2.21		2.73		(1.57)		81
6.99	228	2.22		3.16		(1.35)		92
(3.78)	134	2.25	(c)	3.04	(c)	(1.60	)(c)	111

8.01%	$129	1.45	%(c)	2.65	%(c)	(1.05	)%(c)	52%
0.81	19	1.55		2.34		(1.06)		120
(8.32)	22	1.65	(c)(d)	2.03	(c)(d)	(1.10	)(c)(d)	79
1.03	29	1.66		2.20		(1.26)		69
46.99	26	1.67		2.16		(1.03)		81
7.44	10	1.70		2.60		(0.84)		92
(3.34)	10	1.75	(c)	2.50	(c)	(1.14	)(c)	111

8.22%	$666	1.05	%(c)	2.24	%(c)	(0.59	)%(c)	52%
1.15	230	1.16		1.86		(0.64)		120
(8.01)	272	1.25	(c)(d)	1.55	(c)(d)	(0.72	)(c)(d)	79
1.47	214	1.25		1.76		(0.84)		69
47.60	110	1.25		1.74		(0.69)		81
7.97	19	1.25		2.25		(0.27)		92
(2.90)	15	1.25	(c)	2.13	(c)	(0.65	)(c)	111

8.32%	$15,132	0.96	%(c)	2.22	%(c)	(0.49	)%(c)	52%
1.28	19,403	1.07		1.85		(0.58)		120
(7.98)	32,670	1.16	(c)(d)	1.53	(c)(d)	(0.62	)(c)(d)	79
1.57	33,231	1.16		1.66		(0.76)		69
47.64	29,116	1.16		1.69		(0.48)		81
8.05	20,140	1.15		2.09		(0.29)		92
4.28	20,862	1.15		1.99		(0.53)		111

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	309

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains	Net Asset Value, End of Period
AllianzGI Ultra Micro Cap:
Class A
3/31/2017+	$21.85	$(0.20)	$1.51	$1.31	$(1.79)	$21.37
9/30/2016	22.58	(0.38)	1.64	1.26	(1.99)	21.85
12/1/2014 - 9/30/2015#	23.75	(0.35)	(0.61)	(0.96)	(0.21)	22.58
11/30/2014	24.34	(0.44)	(0.04)	(0.48)	(0.11)	23.75
11/30/2013	15.53	(0.29)	9.11	8.82	(0.01)	24.34
12/19/2011* - 11/30/2012	12.82	(0.14)	2.85	2.71	—	15.53
Class P
3/31/2017+	$22.08	$(0.17)	$1.53	$1.36	$(1.79)	$21.65
9/30/2016	22.74	(0.32)	1.65	1.33	(1.99)	22.08
12/1/2014 - 9/30/2015#	23.86	(0.30)	(0.61)	(0.91)	(0.21)	22.74
11/30/2014	24.40	(0.39)	(0.04)	(0.43)	(0.11)	23.86
11/30/2013	15.54	(0.24)	9.11	8.87	(0.01)	24.40
11/30/2012	13.26	(0.20)	2.71	2.51	(0.23)	15.54
12/27/2010* - 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	(0.03)	13.26
Institutional Class
3/31/2017+	$22.13	$(0.17)	$1.53	$1.36	$(1.79)	$21.70
9/30/2016	22.77	(0.32)	1.67	1.35	(1.99)	22.13
12/1/2014 - 9/30/2015#	23.93	(0.34)	(0.61)	(0.95)	(0.21)	22.77
11/30/2014	24.49	(0.40)	(0.05)	(0.45)	(0.11)	23.93
11/30/2013	15.59	(0.26)	9.17	8.91	(0.01)	24.49
11/30/2012	13.29	(0.19)	2.72	2.53	(0.23)	15.59
11/30/2011	13.25	(0.29)	1.08	0.79	(0.75)	13.29

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

310	Semiannual Report	| March 31, 2017 |	See accompanying Notes to Financial Statements

Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

6.21%	$14,163	2.40	%(c)(d)	2.40	%(c)(d)	(1.92	)%(c)(d)	16%
5.73	19,312	2.26		2.26		(1.83)		32
(4.08)	41,119	2.08	(c)(d)	2.08	(c)(d)	(1.70	)(c)(d)	43
(1.98)	53,192	2.16		2.16		(1.81)		66
56.82	61,525	2.20		2.30		(1.41)		59
21.14	6,862	2.36	(c)	3.36	(c)	(0.96	)(c)	114

6.38%	$6,859	2.07	%(c)(d)	2.07	%(c)(d)	(1.60	)%(c)(d)	16%
6.02	5,343	1.97		1.97		(1.54)		32
(3.84)	7,710	1.81	(c)(d)	1.81	(c)(d)	(1.42	)(c)(d)	43
(1.77)	10,561	1.94		1.94		(1.67)		66
57.10	858	2.01		2.07		(1.19)		59
19.26	252	2.18		3.08		(1.38)		114
(3.64)	230	2.41	(c)	3.48	(c)	(2.23	)(c)	101

6.37%	$20,824	2.07	%(c)(d)	2.07	%(c)(d)	(1.60	)%(c)(d)	16%
6.10	23,504	1.94		1.94		(1.52)		32
(4.00)	43,621	1.97	(c)(d)	1.97	(c)(d)	(1.60	)(c)(d)	43
(1.84)	49,525	2.00		2.00		(1.65)		66
57.18	62,641	2.00		2.00		(1.24)		59
19.37	9,296	2.08		3.15		(1.32)		114
6.04	9,757	2.24		3.53		(2.06)		101

See accompanying Notes to Financial Statements	| March 31, 2017 |	Semiannual Report	311

Notes to Financial Statements

March 31, 2017 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end registered investment management company organized as a Massachusetts business trust and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. As of March 31, 2017, the Trust consisted of thirty-eight separate investment series (each a “Fund” and together the “Funds”). Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Funds’ Investment Manager and NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager serves as sub-adviser to certain Funds. On October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”), previously the Funds’ investment manager, merged with and into AllianzGI U.S., previously sub-adviser to certain Funds. In connection with this merger, AllianzGI U.S. succeeded AGIFM as the investment manager of the Funds and NFJ Investment Group LLC continued to serve as a sub-adviser to certain Funds. Following the merger, all Funds for which AllianzGI U.S. served as sub-adviser on September 30, 2016, no longer have a sub-adviser. The merger did not result in any personnel changes and otherwise had no practical effect on the management of the Funds. AllianzGI U.S. and NFJ are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Shares of AllianzGI Convertible are currently not available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds are no longer permitted to exchange any of their shares for shares of AllianzGI Convertible, with certain exceptions.

The following Funds sold and issued shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) during the period ended March 31, 2017 and year ended September 30, 2016. AFI is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI Best Styles Emerging Markets Equity
Class	Date	Shares	Amount
A	4/26/16	765	$10,000
C	4/26/16	765	10,000
Totals		1,530	$20,000
AllianzGI Best Styles Global Equity
Class	Date	Shares	Amount
C	4/26/16	654	$10,000

AllianzGI Best Styles International Equity
Class	Date	Shares	Amount
A	4/26/16	704	$10,000
C	4/26/16	704	10,000
Totals		1,408	$20,000

AllianzGI Best Styles U.S. Equity
Class	Date	Shares	Amount
A	4/26/16	671	$10,000
C	4/26/16	671	10,000
Totals		1,342	$20,000

AllianzGI Global Dynamic Allocation
Class	Date	Shares	Amount
R6	2/1/16	578	$10,000

AllianzGI International Small-Cap
Class	Date	Shares	Amount
R6	2/1/16	298	$10,000

AllianzGI Short Duration High Income
Class	Date	Shares	Amount
R6	2/1/17	659	$10,000

AllianzGI Structured Return
Class	Date	Shares	Amount
R6	12/2/16	620	$10,000

The investment objective of each Fund is disclosed below. There can be no assurance that the Funds will meet their stated objectives.

Investment Objective
AllianzGI Retirement 2020	The Funds seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income and, secondarily, capital appreciation.
AllianzGI Retirement 2025
AllianzGI Retirement 2030
AllianzGI Retirement 2035
AllianzGI Retirement 2040
AllianzGI Retirement 2045
AllianzGI Retirement 2050
AllianzGI Retirement 2055
AllianzGI Retirement Income	The Fund seeks current income, and secondarily, capital appreciation.
AllianzGI Global Allocation	The Fund seeks after-inflation capital appreciation and current income.

312	March 31, 2017 |	Semiannual Report

Investment Objective
AllianzGI Global Megatrends	The Funds seek long-term capital appreciation.
AllianzGI Best Styles Emerging Markets Equity
AllianzGI Best Styles Global Equity
AllianzGI Best Styles International Equity
AllianzGI Best Styles U.S. Equity
AllianzGI Emerging Markets Consumer
AllianzGI Emerging Markets Small-Cap
AllianzGI Europe Equity Dividend
AllianzGI Global Dynamic Allocation
AllianzGI Global Sustainability
AllianzGI Global Water
AllianzGI International Growth
AllianzGI NFJ Emerging Markets Value
AllianzGI NFJ International Small-Cap Value
AllianzGI NFJ International Value II
AllianzGI Structured Return
AllianzGI Convertible	The Fund seeks maximum total return, consisting of capital appreciation and current income.
AllianzGI Emerging Markets Debt	The Fund seeks long-term capital appreciation and current income.
AllianzGI Global Fundamental Strategy	The Fund seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in broad range of global asset classes.
AllianzGI High Yield Bond	The Fund seeks a high level of current income and capital growth.
AllianzGI International Small-Cap	The Funds seek maximum long-term capital appreciation.
AllianzGI Micro Cap
AllianzGI U.S. Small-Cap Growth
AllianzGI Ultra Micro Cap
AllianzGI NFJ Global Dividend Value	The Fund seeks long-term growth of capital and income.
AllianzGI Multi-Asset Real Return	The Fund seeks long-term capital appreciation emphasizing inflation-adjusted returns.
AllianzGI Short Duration High Income	The Fund seeks a high level of current income with lower volatility than the broader high yield market.
AllianzGI U.S. Equity Hedged	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to

Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.  Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued

Semiannual Report	| March 31, 2017	313

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

at the net asset value per share (“NAV”) as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees of each Fund (together, the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3—valuations based on significant unobservable inputs (including the Investment Manager’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended March 31, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

314	March 31, 2017 |	Semiannual Report

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading

Semiannual Report	| March 31, 2017	315

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at March 31, 2017 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 7(b) and 7(c) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Mutual Funds	$49,241,938	—	—	$49,241,938
Exchange-Traded Funds	1,449,889	—	—	1,449,889
Repurchase Agreements	—	$2,349,000	—	2,349,000
	50,691,827	2,349,000	—	53,040,827
Other Financial Instruments* – Assets
Foreign Exchange Contracts	6,686	—	—	6,686
Interest Rate Contracts	16,116	—	—	16,116
	22,802	—	—	22,802
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(24,273)	—	—	(24,273)
Market Price	(6,536)	—	—	(6,536)
	(30,809)	—	—	(30,809)
Totals	$50,683,820	$2,349,000	—	$53,032,820

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Mutual Funds	$58,322,684	—	—	$58,322,684
Repurchase Agreements	—	$2,309,000	—	2,309,000
	58,322,684	2,309,000	—	60,631,684
Other Financial Instruments* – Assets
Foreign Exchange Contracts	8,024	—	—	8,024
Market Price	4,794	—	—	4,794
	12,818	—	—	12,818
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(30,045)	—	—	(30,045)
Market Price	(24,090)	—	—	(24,090)
	(54,135)	—	—	(54,135)
Totals	$58,281,367	$2,309,000	—	$60,590,367

316	March 31, 2017 |	Semiannual Report

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Mutual Funds	$63,104,978	—	—	$63,104,978
Repurchase Agreements	—	$951,000	—	951,000
	63,104,978	951,000	—	64,055,978
Other Financial Instruments* – Assets
Foreign Exchange Contracts	10,698	—	—	10,698
Market Price	14,179	—	—	14,179
	24,877	—	—	24,877
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(41,586)	—	—	(41,586)
Market Price	(19,013)	—	—	(19,013)
	(60,599)	—	—	(60,599)
Totals	$63,069,256	$951,000	—	$64,020,256

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Mutual Funds	$49,542,897	—	—	$49,542,897
Repurchase Agreements	—	$1,578,000	—	1,578,000
	49,542,897	1,578,000	—	51,120,897
Other Financial Instruments* – Assets
Foreign Exchange Contracts	9,361	—	—	9,361
Market Price	22,876	—	—	22,876
	32,237	—	—	32,237
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(38,105)	—	—	(38,105)
Market Price	(18,017)	—	—	(18,017)
	(56,122)	—	—	(56,122)
Totals	$49,519,012	$1,578,000	—	$51,097,012

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Mutual Funds	$45,347,327	—	—	$45,347,327
Repurchase Agreements	—	$1,155,000	—	1,155,000
	45,347,327	1,155,000	—	46,502,327
Other Financial Instruments* – Assets
Foreign Exchange Contracts	9,361	—	—	9,361
Market Price	26,909	—	—	26,909
	36,270	—	—	36,270
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(38,105)	—	—	(38,105)
Market Price	(16,616)	—	—	(16,616)
	(54,721)	—	—	(54,721)
Totals	$45,328,876	$1,155,000	—	$46,483,876

Semiannual Report	| March 31, 2017	317

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Mutual Funds	$28,062,529	—	—	$28,062,529
Repurchase Agreements	—	$1,205,000	—	1,205,000
	28,062,529	1,205,000	—	29,267,529
Other Financial Instruments* – Assets
Foreign Exchange Contracts	5,349	—	—	5,349
Market Price	19,622	—	—	19,622
	24,971	—	—	24,971
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(20,793)	—	—	(20,793)
Market Price	(9,988)	—	—	(9,988)
	(30,781)	—	—	(30,781)
Totals	$28,056,719	$1,205,000	—	$29,261,719

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Mutual Funds	$26,826,541	—	—	$26,826,541
Repurchase Agreements	—	$1,353,000	—	1,353,000
	26,826,541	1,353,000	—	28,179,541
Other Financial Instruments* – Assets
Foreign Exchange Contracts	5,349	—	—	5,349
Market Price	18,792	—	—	18,792
	24,141	—	—	24,141
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(20,793)	—	—	(20,793)
Market Price	(9,987)	—	—	(9,987)
	(30,780)	—	—	(30,780)
Totals	$26,819,902	$1,353,000	—	$28,172,902

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Mutual Funds	$10,931,901	—	—	$10,931,901
Repurchase Agreements	—	$440,000	—	440,000
	10,931,901	440,000	—	11,371,901
Other Financial Instruments* – Assets
Foreign Exchange Contracts	2,675	—	—	2,675
Market Price	8,177	—	—	8,177
	10,852	—	—	10,852
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(5,771)	—	—	(5,771)
Market Price	(4,760)	—	—	(4,760)
	(10,531)	—	—	(10,531)
Totals	$10,932,222	$440,000	—	$11,372,222

318	March 31, 2017 |	Semiannual Report

AllianzGI Retirement Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Mutual Funds	$40,448,898	—	—	$40,448,898
Common Stock:
Equity Real Estate Investment Trusts (REITs)	5,090,587	$603,920	—	5,694,507
Mortgage Real Estate Investment Trusts (REITs)	2,731,274	—	—	2,731,274
Exchange-Traded Funds	2,003,401	—	—	2,003,401
Rights	—	576	—	576
Repurchase Agreements	—	463,000	—	463,000
	50,274,160	1,067,496	—	51,341,656
Other Financial Instruments* – Assets
Interest Rate Contracts	31,103	—	—	31,103
Market Price	56,253	—	—	56,253
	87,356	—	—	87,356
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(51,152)	—	—	(51,152)
Market Price	(108,543)	—	—	(108,543)
	(159,695)	—	—	(159,695)
Totals	$50,201,821	$1,067,496	—	$51,269,317

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Mutual Funds	$417,074,122	—	—	$417,074,122
Exchange-Traded Funds	9,171,963	—	—	9,171,963
U.S. Treasury Obligations	—	$5,140,430	—	5,140,430
Repurchase Agreements	—	24,074,000	—	24,074,000
	426,246,085	29,214,430	—	455,460,515
Other Financial Instruments* – Assets
Foreign Exchange Contracts	76,400	—	—	76,400
Interest Rate Contracts	159,297	—	—	159,297
Market Price	147,221	—	—	147,221
	382,918	—	—	382,918
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(503,836)	—	—	(503,836)
Interest Rate Contracts	(11,895)	—	—	(11,895)
Market Price	(177,839)	—	—	(177,839)
	(693,570)	—	—	(693,570)
Totals	$425,935,433	$29,214,430	—	$455,149,863

AllianzGI Global Megatrends:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Mutual Funds	$3,280,699	—	—	$3,280,699
Repurchase Agreements	—	$181,000	—	181,000
Totals	$3,280,699	$181,000	—	$3,461,699

Semiannual Report	| March 31, 2017	319

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
China	$406,206	$1,472,291	—	$1,878,497
Hong Kong	—	65,117	—	65,117
Hungary	—	43,056	—	43,056
Indonesia	31,139	12,542	—	43,681
Korea (Republic of)	70,474	675,265	—	745,739
Malaysia	28,299	119,586	—	147,885
Norway	—	10,857	—	10,857
Philippines	2,798	5,361	—	8,159
Russian Federation	152,736	17,116	—	169,852
Singapore	5,089	8,757	—	13,846
South Africa	49,348	191,664	—	241,012
Taiwan	15,005	779,329	—	794,334
Thailand	—	19,642	$163,021	182,663
Turkey	—	146,584	—	146,584
All Other	552,674	—	—	552,674
Preferred Stock:
Korea (Republic of)	—	57,296	—	57,296
All Other	262,375	—	—	262,375
Repurchase Agreements	—	579,000	—	579,000
	1,576,143	4,203,463	163,021	5,942,627
Other Financial Instruments* – Assets
Market Price	2,420	—	—	2,420
Totals	$1,578,563	$4,203,463	$163,021	$5,945,047

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
Australia	$387,990	$8,078,354	—	$8,466,344
Austria	322,873	2,588,842	—	2,911,715
Belgium	—	1,980,461	—	1,980,461
China	7,282,406	27,504,079	$1,162	34,787,647
Denmark	—	3,055,901	—	3,055,901
Finland	319,018	2,073,169	—	2,392,187
France	1,341,755	30,053,400	—	31,395,155
Germany	348,891	22,118,431	—	22,467,322
Greece	727,141	1,092,797	—	1,819,938
Hong Kong	—	2,326,253	—	2,326,253
Indonesia	—	4,883,324	—	4,883,324
Israel	344,227	1,536,957	—	1,881,184
Italy	2,211,224	4,453,282	—	6,664,506
Japan	—	38,042,111	—	38,042,111
Korea (Republic of)	4,261,557	13,869,072	—	18,130,629
Malaysia	—	3,248,925	—	3,248,925
Morocco	—	348,786	—	348,786
Netherlands	1,713,161	4,921,557	—	6,634,718
New Zealand	959,487	1,176,008	—	2,135,495

320	March 31, 2017 |	Semiannual Report

AllianzGI Best Styles Global Equity (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Norway	$1,081,698	$3,618,830	—	$4,700,528
Philippines	304,750	695,122	—	999,872
Russian Federation	626,032	116,686	—	742,718
Singapore	1,166,238	3,197,056	—	4,363,294
South Africa	1,155,739	1,492,334	—	2,648,073
Spain	—	7,670,536	—	7,670,536
Sweden	699,348	4,035,598	—	4,734,946
Switzerland	757,446	4,619,965	—	5,377,411
Taiwan	—	13,085,399	—	13,085,399
Thailand	—	1,987,527	$3,297,395	5,284,922
Turkey	—	4,559,228	—	4,559,228
United Kingdom	4,053,297	40,417,990	—	44,471,287
All Other	416,884,536	—	—	416,884,536
Preferred Stock:
Korea (Republic of)	—	3,184,202	—	3,184,202
All Other	3,448,052	—	—	3,448,052
Rights	248	—	—	248
Repurchase Agreements	—	6,511,000	—	6,511,000
	450,397,114	268,543,182	3,298,557	722,238,853
Other Financial Instruments* – Assets
Market Price	96,492	—	—	96,492
Other Financial Instruments* – Liabilities
Market Price	(41,607)	—	—	(41,607)
Totals	$450,451,999	$268,543,182	$3,298,557	$722,293,738

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
Austria	$169,444	$387,024	—	$556,468
Belgium	41,149	204,400	—	245,549
France	85,960	3,036,987	—	3,122,947
Greece	36,203	130,287	—	166,490
Ireland	5,941	238,385	—	244,326
Italy	87,520	973,638	—	1,061,158
Japan	—	7,568,064	$37,616	7,605,680
Netherlands	155,441	340,291	—	495,732
New Zealand	230,194	236,098	—	466,292
Norway	65,187	365,778	—	430,965
Singapore	89,253	20,337	—	109,590
Sweden	90,804	253,198	—	344,002
United Kingdom	985,910	3,719,058	—	4,704,968
All Other	—	11,532,215	—	11,532,215
Preferred Stock	—	378,759	—	378,759
Repurchase Agreements	—	412,000	—	412,000
	2,043,006	29,796,519	37,616	31,877,141
Other Financial Instruments* – Assets
Market Price	13,144	—	—	13,144
Totals	$2,056,150	$29,796,519	$37,616	$31,890,285

Semiannual Report	| March 31, 2017	321

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock	$120,223,795	—	—	$120,223,795
Rights	—	$6,088	—	6,088
Repurchase Agreements	—	161,000	—	161,000
Totals	$120,223,795	$167,088	—	$120,390,883

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Convertible Bonds:
IT Services	—	—	$10,375,124	$10,375,124
All Other	—	$923,138,535	—	923,138,535
Convertible Preferred Stock:
Computers	—	9,098,568	—	9,098,568
Food & Beverage	—	13,300,384	—	13,300,384
Food Products	—	15,706,825	—	15,706,825
Investment Companies	—	11,130,493	—	11,130,493
All Other	$130,074,494	—	—	130,074,494
Common Stock	5,224,492	—	—	5,224,492
Repurchase Agreements	—	50,654,000	—	50,654,000
Totals	$135,298,986	$1,023,028,805	$10,375,124	$1,168,702,915

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
Brazil	$2,582,429	—	—	$2,582,429
China	837,168	$6,701,509	—	7,538,677
Indonesia	324,168	—	—	324,168
Korea (Republic of)	67,396	7,048,449	—	7,115,845
Russian Federation	1,642,579	—	$1,065,648	2,708,227
South Africa	477,950	1,565,831	—	2,043,781
Thailand	—	365,459	1,047,481	1,412,940
United States	2,599,971	—	—	2,599,971
All Other	—	12,281,786	—	12,281,786
Preferred Stock	—	293,521	—	293,521
Equity-Linked Security	—	115,041	—	115,041
Repurchase Agreements	—	675,000	—	675,000
Totals	$8,531,661	$29,046,596	$2,113,129	$39,691,386

322	March 31, 2017 |	Semiannual Report

AllianzGI Emerging Markets Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Corporate Bonds & Notes	—	$25,414,184	—	$25,414,184
Sovereign Debt Obligations	—	14,086,888	—	14,086,888
Repurchase Agreements	—	1,455,000	—	1,455,000
	—	40,956,072	—	40,956,072
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	6,451	—	6,451
Totals	—	$40,962,523	—	$40,962,523

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
Brazil	$203,368	—	—	$203,368
Chile	149,928	—	—	149,928
China	24,063	$2,905,913	$40,982	2,970,958
Colombia	37,779	—	—	37,779
Czech Republic	15,000	—	—	15,000
Hong Kong	53,738	225,772	—	279,510
India	65,981	1,258,916	—	1,324,897
Korea (Republic of)	467,501	1,344,989	—	1,812,490
Malaysia	156,309	—	—	156,309
Philippines	172,216	—	—	172,216
Russian Federation	—	121,638	415,561	537,199
South Africa	107,446	288,218	—	395,664
Thailand	234,791	280,585	94,306	609,682
All Other	—	4,820,648	—	4,820,648
Preferred Stock	19,015	—	—	19,015
Repurchase Agreements	—	243,000	—	243,000
Totals	$1,707,135	$11,489,679	$550,849	$13,747,663

AllianzGI Europe Equity Dividend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
Belgium	$11,440	—	—	$11,440
United Kingdom	33,196	$1,837,405	—	1,870,601
All Other	—	4,662,086	—	4,662,086
Repurchase Agreements	—	207,000	—	207,000
Totals	$44,636	$6,706,491	—	$6,751,127

Semiannual Report	| March 31, 2017	323

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
Australia	$53,770	$1,599,773	—	$1,653,543
Austria	61,166	405,173	—	466,339
Belgium	—	366,584	—	366,584
China	794,132	4,244,901	$34	5,039,067
Denmark	6,128	468,495	—	474,623
Finland	44,202	337,861	—	382,063
France	256,847	4,624,096	—	4,880,943
Germany	48,344	2,999,511	—	3,047,855
Greece	100,769	151,433	—	252,202
Hong Kong	—	817,465	—	817,465
Hungary	—	110,128	—	110,128
Indonesia	—	872,632	—	872,632
Israel	47,705	413,948	—	461,653
Italy	339,428	644,058	—	983,486
Japan	—	8,164,802	—	8,164,802
Korea (Republic of)	1,027,560	2,411,143	—	3,438,703
Luxembourg	—	56,161	—	56,161
Malaysia	—	578,481	—	578,481
Morocco	10,204	63,022	—	73,226
Netherlands	246,164	735,931	—	982,095
New Zealand	187,376	246,222	—	433,598
Norway	173,024	638,523	—	811,547
Philippines	48,841	103,449	—	152,290
Poland	18,358	57,456	—	75,814
Portugal	—	38,758	—	38,758
Russian Federation	110,980	3,433	—	114,413
Singapore	168,132	870,849	—	1,038,981
South Africa	167,320	271,662	—	438,982
Spain	4,353	1,127,252	—	1,131,605
Sweden	106,391	579,277	—	685,668
Switzerland	251,937	1,260,597	—	1,512,534
Taiwan	—	2,237,210	—	2,237,210
Thailand	—	391,112	336,660	727,772
Turkey	—	693,932	—	693,932
United Kingdom	618,892	5,947,315	—	6,566,207
All Other	71,693,082	—	—	71,693,082
U.S. Treasury Obligations	—	62,820,671	—	62,820,671
Corporate Bonds & Notes	—	23,275,632	—	23,275,632
U.S. Government Agency Securities	—	19,348,697	—	19,348,697
Exchange-Traded Funds	15,385,686	—	—	15,385,686
Sovereign Debt Obligations	—	13,797,587	—	13,797,587
Preferred Stock:
Brazil	321,872	—	—	321,872
Colombia	101,379	—	—	101,379
Korea (Republic of)	—	442,608	—	442,608

324	March 31, 2017 |	Semiannual Report

AllianzGI Global Dynamic Allocation (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Rights:
Australia	$42	—	—	$42
United States	—	$5,205	—	5,205
Repurchase Agreements	—	19,483,000	—	19,483,000
	92,394,084	183,706,045	$336,694	276,436,823
Other Financial Instruments* – Assets
Interest Rate Contracts	128,486	—	—	128,486
Market Price	1,074,647	—	—	1,074,647
	1,203,133	—	—	1,203,133
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(158,545)	—	—	(158,545)
Interest Rate Contracts	(24,684)	—	—	(24,684)
Market Price	(336,216)	—	—	(336,216)
	(519,445)	—	—	(519,445)
Totals	$93,077,772	$183,706,045	$336,694	$277,120,511

AllianzGI Global Fundamental Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
China	$146,642	$312,045	—	$458,687
Hong Kong	156,243	—	—	156,243
United Kingdom	111,978	1,265,070	—	1,377,048
United States	1,586,541	—	—	1,586,541
All Other	—	2,277,372	—	2,277,372
Sovereign Debt Obligations	—	4,638,266	—	4,638,266
Corporate Bonds & Notes	—	2,737,221	—	2,737,221
U.S. Treasury Obligations	—	625,667	—	625,667
Mutual Funds	510,150	—	—	510,150
Exchange-Traded Funds	327,444	—	—	327,444
Repurchase Agreements	—	780,000	—	780,000
Options Purchased:
Market Price	33,035	—	—	33,035
	2,872,033	12,635,641	—	15,507,674
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	23,455	—	23,455
Interest Rate Contracts	1,186	—	—	1,186
Market Price	33,222	—	—	33,222
	34,408	23,455	—	57,863
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(7,053)	—	(7,053)
Totals	$2,906,441	$12,652,043	—	$15,558,484

Semiannual Report	| March 31, 2017	325

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Global Sustainability:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
Australia	—	$505,256	—	$505,256
Denmark	—	275,124	—	275,124
France	—	690,971	—	690,971
Germany	—	1,544,258	—	1,544,258
Japan	—	1,258,962	—	1,258,962
Spain	—	987,570	—	987,570
Sweden	—	869,704	—	869,704
Switzerland	—	1,111,599	—	1,111,599
United Kingdom	$218,984	3,450,901	—	3,669,885
All Other	12,828,329	—	—	12,828,329
Preferred Stock	—	297,494	—	297,494
Repurchase Agreements	—	603,000	—	603,000
Totals	$13,047,313	$11,594,839	—	$24,642,152

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
Austria	—	$8,013,712	—	$8,013,712
China	—	28,973,801	—	28,973,801
Finland	—	15,748,883	—	15,748,883
France	—	42,762,061	—	42,762,061
Germany	—	10,897,229	—	10,897,229
Hong Kong	—	16,517,285	—	16,517,285
Netherlands	—	16,824,962	—	16,824,962
Switzerland	$2,770,928	46,515,513	—	49,286,441
United Kingdom	21,866,776	82,689,358	—	104,556,134
All Other	215,563,686	—	—	215,563,686
Repurchase Agreements	—	37,405,000	—	37,405,000
Totals	$240,201,390	$306,347,804	—	$546,549,194

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Corporate Bonds & Notes	—	$319,807,544	—	$319,807,544
Preferred Stock	—	—	$6,252,564	6,252,564
Common Stock	—	—	684,875	684,875
Warrants	—	—	46,062	46,062
Repurchase Agreements	—	9,774,000	—	9,774,000
Totals	—	$329,581,544	$6,983,501	$336,565,045

326	March 31, 2017 |	Semiannual Report

AllianzGI International Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
Brazil	$1,360,550	—	—	$1,360,550
Canada	2,788,167	—	—	2,788,167
China	1,243,793	$894,881	—	2,138,674
India	315,999	—	—	315,999
Ireland	458,601	—	—	458,601
Mexico	292,945	—	—	292,945
All Other	—	21,058,456	—	21,058,456
Repurchase Agreements	—	294,000	—	294,000
Totals	$6,460,055	$22,247,337	—	$28,707,392

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
China	$219,945	$2,271,219	—	$2,491,164
Denmark	1,439,609	1,029,315	—	2,468,924
France	1,342,704	4,065,763	—	5,408,467
Ireland	1,654,471	—	—	1,654,471
Netherlands	1,756,420	2,950,649	—	4,707,069
United Kingdom	840,814	7,339,031	—	8,179,845
All Other	—	61,968,567	—	61,968,567
Preferred Stock	—	1,635,374	—	1,635,374
Repurchase Agreements	—	4,218,000	—	4,218,000
	7,253,963	85,477,918	—	92,731,881
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(764)	—	(764)
Totals	$7,253,963	$85,477,154	—	$92,731,117

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock	$35,272,256	—	—	$35,272,256
Repurchase Agreements	—	$1,216,000	—	1,216,000
Totals	$35,272,256	$1,216,000	—	$36,488,256

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Mutual Funds	$2,042,952	—	—	$2,042,952
Exchange-Traded Funds	804,787	—	—	804,787
Common Stock:
Canada	7,270	—	—	7,270
United States	222,639	—	—	222,639
All Other	—	$405,424	—	405,424
Repurchase Agreements	—	849,000	—	849,000
	3,077,648	1,254,424	—	4,332,072

Semiannual Report	| March 31, 2017	327

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Multi-Asset Real Return (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Other Financial Instruments* – Assets
Market Price	$11,743	—	—	$11,743
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	(1,403)	—	—	(1,403)
Interest Rate Contracts	(66)	—	—	(66)
Market Price	(1,622)	—	—	(1,622)
	(3,091)	—	—	(3,091)
Totals	$3,086,300	$1,254,424	—	$4,340,724

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
Brazil	$1,389,614	—	—	$1,389,614
Chile	158,319	$170,460	—	328,779
Czech Republic	161,790	—	—	161,790
India	337,551	2,064,232	—	2,401,783
Korea (Republic of)	322,964	2,313,678	—	2,636,642
Malaysia	502,721	326,995	—	829,716
Mexico	898,873	—	—	898,873
Russian Federation	339,289	—	$293,908	633,197
South Africa	586,225	459,067	—	1,045,292
Taiwan	175,986	3,236,561	—	3,412,547
Turkey	160,281	336,416	—	496,697
All Other	—	7,397,645	—	7,397,645
Preferred Stock:
Brazil	178,767	—	—	178,767
Russian Federation	—	—	166,741	166,741
All Other	—	488,583	—	488,583
Equity-Linked Securities	—	340,799	—	340,799
Exchange-Traded Funds	165,438	—	—	165,438
Repurchase Agreements	—	712,000	—	712,000
	5,377,818	17,846,436	460,649	23,684,903
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(470)	—	(470)
Totals	$5,377,818	$17,845,966	$460,649	$23,684,433

AllianzGI NFJ Global Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
Australia	—	$386,621	—	$386,621
China	—	771,282	—	771,282
France	—	392,760	—	392,760
Germany	—	785,912	—	785,912
Japan	—	751,994	—	751,994
Korea (Republic of)	—	395,639	—	395,639
Norway	—	355,351	—	355,351

328	March 31, 2017 |	Semiannual Report

AllianzGI NFJ Global Dividend Value (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Spain	—	$396,209	—	$396,209
Switzerland	—	382,347	—	382,347
United Kingdom	—	1,847,158	—	1,847,158
All Other	$12,220,976	—	—	12,220,976
Repurchase Agreements	—	231,000	—	231,000
Totals	$12,220,976	$6,696,273	—	$18,917,249

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
Brazil	$88,062	—	—	$88,062
Canada	315,102	—	—	315,102
Chile	40,800	—	—	40,800
Denmark	46,130	$46,535	—	92,665
Finland	110,778	34,151	—	144,929
France	39,414	87,332	—	126,746
Mexico	47,016	—	—	47,016
Netherlands	48,622	95,803	—	144,425
Poland	40,680	—	—	40,680
Singapore	45,462	88,420	—	133,882
Spain	35,138	210,260	—	245,398
Sweden	142,439	115,455	—	257,894
United Kingdom	298,992	337,839	—	636,831
United States	41,195	—	—	41,195
All Other	—	2,203,052	—	2,203,052
Totals	$1,339,830	$3,218,847	—	$4,558,677

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock:
Brazil	$19,106	—	—	$19,106
Canada	90,675	—	—	90,675
Chile	12,468	—	—	12,468
China	11,152	$59,335	—	70,487
Colombia	11,961	—	—	11,961
Denmark	9,474	12,616	—	22,090
Ireland	13,450	11,981	—	25,431
Israel	9,627	11,335	—	20,962
Korea (Republic of)	6,219	—	—	6,219
Netherlands	15,076	25,452	—	40,528
Russian Federation	10,612	—	—	10,612
South Africa	8,820	10,404	—	19,224
Taiwan	13,136	—	—	13,136
Turkey	9,969	—	—	9,969
United Kingdom	13,938	100,641	—	114,579
United States	9,416	—	—	9,416
All Other	—	474,307	—	474,307
Totals	$265,099	$706,071	—	$971,170

Semiannual Report	| March 31, 2017	329

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Corporate Bonds & Notes	—	$1,428,275,424	—	$1,428,275,424
Senior Loans	—	132,965,703	—	132,965,703
Repurchase Agreements	—	108,067,000	—	108,067,000
Totals	—	$1,669,308,127	—	$1,669,308,127

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Exchange-Traded Funds	$343,944,660	—	—	$343,944,660
Repurchase Agreements	—	$58,560,000	—	58,560,000
Options Purchased:
Market Price	401,873	—	—	401,873
	344,346,533	58,560,000	—	402,906,533
Investments in Securities – Liabilities
Options Written:
Market Price	(11,834,250)	—	—	(11,834,250)
Totals	$332,512,283	$58,560,000	—	$391,072,283

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Exchange-Traded Funds	$3,771,840	—	—	$3,771,840
Repurchase Agreements	—	$382,000	—	382,000
Options Purchased:
Market Price	34,883	—	—	34,883
	3,806,723	382,000	—	4,188,723
Investments in Securities – Liabilities
Options Written:
Market Price	(2,540)	—	—	(2,540)
Totals	$3,804,183	$382,000	—	$4,186,183

AllianzGI U.S. Small-Cap Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock	$16,401,699	—	—	$16,401,699
Repurchase Agreements	—	$581,000	—	581,000
Totals	$16,401,699	$581,000	—	$16,982,699

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/17
Common Stock	$41,294,989	—	—	$41,294,989
Repurchase Agreements	—	$811,000	—	811,000
Totals	$41,294,989	$811,000	—	$42,105,989

330	March 31, 2017 |	Semiannual Report

At March 31, 2017, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2(a)	Level 2 to Level 1(b)
AllianzGI Best Styles Emerging Markets Equity	$165,252	$73,206
AllianzGI Best Styles Global Equity	5,274,949	5,065,289
AllianzGI Best Styles International Equity	204,537	717,679
AllianzGI Emerging Markets Consumer	—	407,563
AllianzGI Emerging Markets Small-Cap	305,887	719,732
AllianzGI International Small-Cap	1,553,778	2,782,313
AllianzGI NFJ Emerging Markets Value	322,931	648,532
AllianzGI NFJ International Small-Cap Value	187,276	293,334
AllianzGI NFJ International Value II	11,467	9,474

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at September 30, 2016, which was applied on March 31, 2017.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at September 30, 2016, which was not applied on March 31, 2017.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2017, was as follows:

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/17
Common Stock:
China	$11,105	—	$(1,417)	—	$(9,898)	$210	—	—	—
Thailand	275,544	$137,182	(266,413)	—	5,508	11,200	—	—	$163,021
Totals	$286,649	$137,182	$(267,830)	—	$(4,390)	$11,410	—	—	$163,021

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/17
Common Stock:
China	$1,199	—	$(35)	—	$(340)	$338	—	—	$1,162
Thailand	2,114,630	$2,290,828	(1,520,147)	—	94,951	317,133	—	—	3,297,395
Totals	$2,115,829	$2,290,828	$(1,520,182)	—	$94,611	$317,471	—	—	$3,298,557

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 3/31/17
Common Stock:
Japan	—	—	—	—	—	—	$37,616	—	$37,616
United Kingdom	$1,753	—	$(1,684)	—	$(277)	$208	—	—	—
Totals	$1,753	—	$(1,684)	—	$(277)	$208	$37,616	—	$37,616

Semiannual Report	| March 31, 2017	331

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Convertible:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/17
Convertible Bonds:
Food & Beverage	$9,864,793	$1,221,529		$(11,139,977)		—	$(126,552)	$180,207	—	—	—
IT Services	10,184,892	3,282,178		(2,863,495)		$284	(26,505)	(202,230)	—	—	$10,375,124
Totals	$20,049,685	$4,503,707		$(14,003,472)		$284	$(153,057)	$(22,023)	—	—	$10,375,124

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/17
Common Stock:
Russian Federation	$579,790	$263,558		$(166,997)		—	$18,665	$370,632	—	—	$1,065,648
Thailand	1,124,290	585,746		(800,788)		—	50,727	87,506	—	—	1,047,481
Totals	$1,704,080	$849,304		$(967,785)		—	$69,392	$458,138	—	—	$2,113,129

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3***	Transfers out of Level 3	Ending Balance 3/31/17
Common Stock:
China	—	—		—		—	—	—	$40,982	—	$40,982
Russian Federation	$41,249	$331,143		$(37,566)		—	$4,216	$76,519	—	—	415,561
Thailand	—	88,073		—		—	—	6,233	—	—	94,306
Preferred Stock:
Russian Federation	110,379	—		(85,964)		—	(5,978)	(18,437)	—	—	—
Totals	$151,628	$419,216		$(123,530)		—	$(1,762)	$64,315	$40,982	—	$550,849

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/17
Common Stock:
China	—	$34		—		—	—	—	—	—	$34
Thailand	—	477,241		$(180,221)		—	$(7,277)	$46,917	—	—	336,660
Totals	—	$477,275		$(180,221)		—	$(7,277)	$46,917	—	—	$336,694

AllianzGI High Yield Bond:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales		Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/17
Corporate Bonds & Notes:
Oil, Gas & Consumable Fuels	$760,320	—		$(654,186)		$908	$266,024	$(373,066)	—	—	—
Senior Loans	4,837,520	$844,989	#	(6,259,719	) †	—	—	577,210	—	—	—
Preferred Stock	—	6,259,719	†	—		—	—	(7,155)	—	—	$6,252,564

332	March 31, 2017 |	Semiannual Report

AllianzGI High Yield Bond (cont’d)
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/17
Common Stock:
Advertising	$897,099	—		—	—	—	$(212,231)	—	—	$684,868
Media	—	—	†	—	—	—	7	—	—	7
Warrants:
Commercial Services	72,615	—		—	—	—	(26,554)	—	—	46,061
Media	—	—	†	—	—	—	1	—	—	1
	6,567,554	$7,104,708		$(6,913,905)	$908	$266,024	(41,788)	—	—	6,983,501
Other Financial Instruments* – Liabilities
Unrealized depreciation of unfunded loan commitment	(49,286)	—	##	—	—	—	49,286	—	—	—
Totals	$6,518,268	$7,104,708		$(6,913,905)	$908	$266,024	$7,498	—	—	$6,983,501

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 9/30/16	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/17
Common Stock:
Russian Federation	$249,359	$392,353		$(398,905)	—	$73,340	$(22,239)	—	—	$293,908
Preferred Stock:
Russian Federation	18,688	164,489		(45,252)	—	9,337	19,479	—	—	166,741
Totals	$268,047	$556,842		$(444,157)	—	$82,677	$(2,760)	—	—	$460,649

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2017:

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Ending Balance at 3/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$163,021	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 18.41-386.99

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Ending Balance at 3/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$3,297,395	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 5.15-386.99
	$1,162	Discount on Publicly Traded Quote	Discount Applied to Last Exchange Price	HKD 0.15 (88% discount)

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Ending Balance at 3/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$37,616	Fundamental Analytical Data Relating to the Investment	Price of Stock	JPY 1,395.93

AllianzGI Convertible:
Investments in Securities – Assets	Ending Balance at 3/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Convertible Bonds	$10,375,124	Third-Party Pricing Vendor	Single Broker Quote	$ 98.576

Semiannual Report	| March 31, 2017	333

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Ending Balance at 3/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$1,065,648	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$2.98
	$1,047,481	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 20.40-71.77

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Ending Balance at 3/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$40,982	Last Exchange-Traded Price	Trading Volume	HKD 5.58
	$415,561	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$0.00698-$58.73
	$94,306	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 4.20-11.70

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Ending Balance at 3/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$34	Discount on Publicly Traded Quote	Discount Applied to Last Exchange Price	HKD 0.15 (88% discount)
	$336,660	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 5.15-75.51

AllianzGI High Yield Bond:
Investments in Securities – Assets	Ending Balance at 3/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock	$6,252,564	Model Price	Proprietary Data Used in Model	$97.70-$100.00
Common Stock	$684,875	Model Price	Proprietary Data Used in Model	$0.0001-$15.78
Warrants	$46,061	Fundamental Analytical Data Relating to the Investment	Price of Warrant	$0.189481
	$1	Model Price	Proprietary Data Used in Model	$0.0001

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Ending Balance at 3/31/17	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$293,908	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$1.98-$52.91
Preferred Stock	$166,741	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$3.62

HKD–Hong Kong Dollar

JPY–Japanese Yen

THB–Thai Baht

*	Other financial instruments are derivatives, such as futures contracts, forward foreign currency contracts, and unfunded loan commitment which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 2 into Level 3 because trading was halted and Trust’s Valuation Committee recommended a price using fundamental analytical data relating to the investment.
***	Transferred out of Level 2 into Level 3 because trading was halted and Trust’s Valuation Committee recommended the last traded price.
†	Removed or issued via reorganization.
#	PIK payments and funding of unfunded loan commitment.
##	Unfunded loan commitment was funded.

334	March 31, 2017 |	Semiannual Report

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at March 31, 2017 was:

AllianzGI Best Styles Emerging Markets Equity	$20,622
AllianzGI Best Styles Global Equity	497,202
AllianzGI Best Styles International Equity	7,193
AllianzGI Convertible	175,662
AllianzGI Emerging Markets Consumer	571,219
AllianzGI Emerging Markets Small-Cap	87,964
AllianzGI Global Dynamic Allocation	46,917
AllianzGI High Yield Bond	(245,932)
AllianzGI NFJ Emerging Markets Value	44,635

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, commitment fees received relating to unfunded purchase or lending commitments and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of

Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Value II and AllianzGI Short Duration High Income) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value and AllianzGI NFJ International Value II declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI High Yield Bond and AllianzGI Short Duration High Income declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. Through March 2017, AllianzGI Retirement Income declared dividends from net investment income quarterly. Commencing in April 2017, AllianzGI Retirement Income declares dividends from net investment income and/or distributions from short-term capital gains monthly. Net realized capital gains, if any, will continue to be distributed annually by the Fund. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

Semiannual Report	| March 31, 2017	335

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at March 31, 2017.

(i) Equity-Linked Securities.  Certain Funds invest in equity-linked securities such as participatory notes (“P-Notes”). P-Notes are used to gain exposure to issuers in certain countries with a costly or lengthy registration process. They are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for

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shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

Certain Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(m) Payment In-Kind Securities.  The Funds may invest in, payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(n) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(p) Inflation-Indexed Bonds.  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

(q) Convertible Securities. Certain Funds’ may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater

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Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(r) When-Issued/Delayed-Delivery Transactions. When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(s) Contingent Value Rights. A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

(t) Restricted Securities. The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(u) Organizational and Offering Costs. Organizational costs are expensed at the inception of the Fund. Offering costs are amortized over a twelve-month period from the inception of the Fund.

(v) Loan Interest Expense. Loan interest expense relates to amounts borrowed under the credit facility (See Note 15). Loan interest expense is recorded as it is incurred.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration or default. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation,

338	March 31, 2017 |	Semiannual Report

changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the fund may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Adviser and the Sub-Adviser, where applicable, seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI

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Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

Retirement 2055 and AllianzGI Retirement Income (collectively the “Target Date Funds”) and AllianzGI Global Megatrends intend to invest their assets primarily in series of Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust, PIMCO Equity Series, PIMCO Funds, PIMCO ETF Trust or other affiliated and non-affiliated funds created in the future (together, “Underlying Funds”). AllianzGI Global Allocation, AllianzGI Emerging Markets Debt, AllianzGI Global Fundamental Strategy and AllianzGI Multi-Asset Real Return may invest their assets partially, significantly or primarily in Underlying Funds. The Funds may also invest a portion of their assets in unaffiliated ETFs and mutual funds and pooled vehicles (together, “Other Acquired Funds”). AllianzGI Global Dynamic Allocation, AllianzGI Structured Return and AllianzGI U.S. Equity Hedged expect to achieve their exposure to equity securities by investing in Other Acquired Funds. Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each of the Structured Return Fund’s, the U.S. Equity Hedged Fund’s, the Target Funds’, Global Megatrends Fund’s, Global Allocation Fund’s, Multi-Asset Real Return Fund’s and Global Fundamental Strategy Fund’s investment in a particular Underlying Fund or Other Acquired Fund, as applicable may exceed 25% of its assets and the Global Dynamic Allocation Fund may invest significantly in Other Acquired Funds. To the extent that such Fund invests a significant portion of its assets in an Underlying Fund, or Other Acquired Fund will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or

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swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements.  Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

There were no swap agreements outstanding at March 31, 2017.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at March 31, 2017:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	—	$16,116	$6,686	$22,802
Liability derivatives:
Payable for variation margin on futures contracts*	$(6,536)	—	$(24,273)	$(30,809)

*	Included in net unrealized depreciation of $8,007 on futures contracts as reported in Note 7(b).

AllianzGI Retirement 2025:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$4,794	$8,024	$12,818
Liability derivatives:
Payable for variation margin on futures contracts*	$(24,090)	$(30,045)	$(54,135)

*	Included in net unrealized depreciation of $41,317 on futures contracts as reported in Note 7(b).

AllianzGI Retirement 2030:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$14,179	$10,698	$24,877
Liability derivatives:
Payable for variation margin on futures contracts*	$(19,013)	$(41,586)	$(60,599)

*	Included in net unrealized depreciation of $35,722 on futures contracts as reported in Note 7(b).

342	March 31, 2017 |	Semiannual Report

AllianzGI Retirement 2035:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$22,876	$9,361	$32,237
Liability derivatives:
Payable for variation margin on futures contracts*	$(18,017)	$(38,105)	$(56,122)

*	Included in net unrealized depreciation of $23,885 on futures contracts as reported in Note 7(b).

AllianzGI Retirement 2040:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$26,909	$9,361	$36,270
Liability derivatives:
Payable for variation margin on futures contracts*	$(16,616)	$(38,105)	$(54,721)

*	Included in net unrealized depreciation of $18,451 on futures contracts as reported in Note 7(b).

AllianzGI Retirement 2045:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$19,622	$5,349	$24,971
Liability derivatives:
Payable for variation margin on futures contracts*	$(9,988)	$(20,793)	$(30,781)

*	Included in net unrealized depreciation of $5,810 on futures contracts as reported in Note 7(b).

AllianzGI Retirement 2050:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$18,792	$5,349	$24,141
Liability derivatives:
Payable for variation margin on futures contracts*	$(9,987)	$(20,793)	$(30,780)

*	Included in net unrealized depreciation of $6,639 on futures contracts as reported in Note 7(b).

AllianzGI Retirement 2055:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$8,177	$2,675	$10,852
Liability derivatives:
Payable for variation margin on futures contracts*	$(4,760)	$(5,771)	$(10,531)

*	Included in net unrealized appreciation of $321 on futures contracts as reported in Note 7(b).

Semiannual Report	| March 31, 2017	343

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Retirement Income:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$56,253	$31,103	—	$87,356
Liability derivatives:
Payable for variation margin on futures contracts*	$(108,543)	—	$(51,152)	$(159,695)

*	Included in net unrealized depreciation of $72,339 on futures contracts as reported in Note 7(b).

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$147,221	$159,297	$76,400	$382,918
Liability derivatives:
Payable for variation margin on futures contracts*	$(177,839)	$(11,895)	$(503,836)	$(693,570)

*	Included in net unrealized depreciation of $310,652 on futures contracts as reported in Note 7(b).

AllianzGI Best Styles Emerging Markets Equity:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$2,420

*	Included in net unrealized appreciation of $2,420 on futures contracts as reported in Note 7(b).

AllianzGI Best Styles Global Equity:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$96,492
Liability derivatives:
Payable for variation margin on futures contracts*	$(41,607)

*	Included in net unrealized appreciation of $54,885 on futures contracts as reported in Note 7(b).

AllianzGI Best Styles International Equity:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$13,144

*	Included in net unrealized appreciation of $13,144 on futures contracts as reported in Note 7(b).

AllianzGI Emerging Markets Debt:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$6,451

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$1,074,647	$128,486	—	$1,203,133
Liability derivatives:
Payable for variation margin on futures contracts*	$(336,216)	$(24,684)	$(158,545)	$(519,445)

*	Included in net unrealized appreciation of $683,688 on futures contracts as reported in Note 7(b).

344	March 31, 2017 |	Semiannual Report

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$33,035	—	—	$33,035
Receivable for variation margin on futures contracts*	33,222	$1,186	—	34,408
Unrealized appreciation of forward foreign currency contracts	—	—	$23,455	23,455
Total asset derivatives	$66,257	$1,186	$23,455	$90,898
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	—	—	$(7,053)	$(7,053)

*	Included in net unrealized appreciation of $34,408 on futures contracts as reported in Note 7(b).

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(764)

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$11,743	—	—	$11,743
Liability derivatives:
Payable for variation margin on futures contracts*	$(1,622)	$(66)	$(1,403)	$(3,091)

*	Included in net unrealized appreciation of $8,652 on futures contracts as reported in Note 7(b).

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(470)

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$401,873
Liability derivatives:
Options written, at value	$(11,834,250)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$34,883
Liability derivatives:
Options written, at value	$(2,540)

Semiannual Report	| March 31, 2017	345

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

The effect of derivatives on the Statements of Operations for the six months ended March 31, 2017:

AllianzGI Retirement 2020:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$147,918	$(198,952)	$27,320	$(23,714)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(1,724)	$20,575	$(17,587)	$1,264

AllianzGI Retirement 2025:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$267,847	$(117,158)	$33,456	$184,145
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(14,450)	$3,316	$(22,021)	$(33,155)

AllianzGI Retirement 2030:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$183,112	$(79,209)	$45,767	$149,670
Net change in unrealized appreciation/depreciation of:
Futures contracts	$3,084	$3,187	$(30,888)	$(24,617)

AllianzGI Retirement 2035:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$124,793	$16,588	$41,362	$182,743
Net change in unrealized appreciation/depreciation of:
Futures contracts	$11,699	$1,693	$(28,744)	$(15,352)

AllianzGI Retirement 2040:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$57,374	$10,592	$41,319	$109,285
Net change in unrealized appreciation/depreciation of:
Futures contracts	$18,529	$2,208	$(28,744)	$(8,007)

AllianzGI Retirement 2045:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(5,344)	$5,106	$22,865	$22,627
Net change in unrealized appreciation/depreciation of:
Futures contracts	$17,534	$1,125	$(15,444)	$3,215

346	March 31, 2017 |	Semiannual Report

AllianzGI Retirement 2050:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$3,714	$5,106	$22,865	$31,685
Net change in unrealized appreciation/depreciation of:
Futures contracts	$16,680	$1,126	$(15,444)	$2,362

AllianzGI Retirement 2055:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$2,005	$3,033	$7,559	$12,597
Net change in unrealized appreciation/depreciation of:
Futures contracts	$5,677	$520	$(3,096)	$3,101

AllianzGI Retirement Income:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(129,813)	$(604,783)	$91,243	$(643,353)
Foreign currency transaction (forward currency contracts)	—	—	1,573	1,573
Total net realized gain(loss)	$(129,813)	$(604,783)	$92,816	$(641,780)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(52,290)	$47,207	$(51,152)	$(56,235)

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$1,578,567	$(2,916,944)	$1,446,216	$107,839
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(104,252)	378,697	$(811,894)	$(537,449)

AllianzGI Best Styles Emerging Markets Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$3,147	—	$3,147
Foreign currency transaction (forward currency contracts)	—	$6,022	6,022
Total net realized gain	$3,147	$6,022	$9,169
Net change in unrealized appreciation/depreciation of:
Futures contracts	$13,510	—	$13,510
Foreign currency transaction (forward currency contracts)	—	$86	86
Total net change in unrealized appreciation/depreciation	$13,510	$86	$13,596

Semiannual Report	| March 31, 2017	347

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$254,848	—	$254,848
Foreign currency transaction (forward currency contracts)	—	$61,621	61,621
Total net realized gain	$254,848	$61,621	$316,469
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(82,398)	—	$(82,398)
Foreign currency transaction (forward currency contracts)	—	$(3,942)	(3,942)
Total net change in unrealized appreciation/depreciation	$(82,398)	$(3,942)	$(86,340)

AllianzGI Best Styles International Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$(12,635)	—	$(12,635)
Foreign currency transaction (forward currency contracts)	—	$2,620	2,620
Total net realized gain(loss)	$(12,635)	$2,620	$(10,015)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$12,997	—	$12,997

AllianzGI Best Styles U.S. Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$545,472	—	$545,472
Foreign currency transaction (forward currency contracts)	—	$261	261
Total net realized gain	$545,472	$261	$545,733
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(88,800)	—	$(88,800)

AllianzGI Emerging Markets Consumer:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$21,830
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(431)

348	March 31, 2017 |	Semiannual Report

AllianzGI Emerging Markets Debt:
Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Futures contracts	$20,287	—	—	$20,287
Swaps	—	$(24,151)	—	(24,151)
Options written	—	—	$11,711	11,711
Foreign currency transaction (forward currency contracts)	—	—	20,823	20,823
Total net realized gain(loss)	$20,287	$(24,151)	$32,534	$28,670
Net change in unrealized appreciation/depreciation of:
Swaps	—	$(54,273)	—	$(54,273)
Foreign currency transaction (forward currency contracts)	—	—	$22,692	22,692
Total net change in unrealized appreciation/depreciation	—	$(54,273)	$22,692	$(31,581)

AllianzGI Emerging Markets Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(7,115)

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$1,567,668	$245,064	$309,880	$2,122,612
Foreign currency transaction (forward currency contracts)	—	—	8,835	8,835
Total net realized gain	$1,567,668	$245,064	$318,715	$2,131,447
Net change in unrealized appreciation/depreciation of:
Futures contracts	$666,719	$122,644	$(192,431)	$596,932

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain(loss) on:
Investments (options purchased)	$5,138	—	$(10,164)	$(5,026)
Futures contracts	(34,310)	$(1,569)	—	(35,879)
Options written	40,740	—	—	40,740
Foreign currency transaction (forward currency contracts)	—	—	$145,728	145,728
Total net realized gain(loss)	$11,568	$(1,569)	$135,564	$145,563
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$7,076	—	9,975	$17,051
Options written	(12,984)	—	—	(12,984)
Futures contracts	52,574	$7,863	—	60,437
Foreign currency transaction (forward currency contracts)	—	—	$(2,498)	(2,498)
Total net change in unrealized appreciation/depreciation	$46,666	$7,863	$7,477	$62,006

Semiannual Report	| March 31, 2017	349

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Global Sustainability:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$408

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(13,959)

AllianzGI International Growth:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$1,652

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$12,244
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(764)

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$15,956	$555	$3,307	$19,818
Net change in unrealized appreciation/depreciation of:
Futures contracts	$10,611	$260	$(1,403)	$9,468

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$1,902
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(497)

AllianzGI NFJ Global Dividend Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$1,165
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(12)

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$992
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(1,122)

AllianzGI NFJ International Value II:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$12,770

AllianzGI Structured Return:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(3,913,179)
Options written	(16,296,308)
Total net realized loss	$(20,209,487)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(158,739)
Options written	2,535,261
Total net change in unrealized appreciation/depreciation	$2,376,522

350	March 31, 2017 |	Semiannual Report

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized gain(loss) on:
Investments (options purchased)	$(380,890)
Options written	176,122
Total net realized loss	$(204,768)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$117,153
Options written	(28,110)
Total net change in unrealized appreciation/depreciation	$89,043

The average volume (based on the open positions at each month-end) of derivative activity for the six months ended March 31, 2017:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)				Futures Contracts(1)			Credit Default Swap Agreements
			Purchased		Sold		Long	Short		Buy	Sell
AllianzGI Retirement 2020	—	—	—		—		47	33		—	—
AllianzGI Retirement 2025	—	—	—		—		57	40		—	—
AllianzGI Retirement 2030	—	—	—		—		69	51		—	—
AllianzGI Retirement 2035	—	—	—		—		60	46		—	—
AllianzGI Retirement 2040	—	—	—		—		53	41		—	—
AllianzGI Retirement 2045	—	—	—		—		31	25		—	—
AllianzGI Retirement 2050	—	—	—		—		30	23		—	—
AllianzGI Retirement 2055	—	—	—		—		13	8		—	—
AllianzGI Retirement Income	—	—	$7,260		—		108	89		—	—
AllianzGI Global Allocation	—	—	—		—		799	320		—	—
AllianzGI Best Styles Emerging Markets Equity	—	—	6,186		$25,679		30	—		—	—
AllianzGI Best Styles Global Equity	—	—	340,670		3,342		401	—		—	—
AllianzGI Best Styles International Equity	—	—	—	†	—	†	3	—		—	—
AllianzGI Best Styles U.S. Equity	—	—	—	†	—	†	50	—		—	—
AllianzGI Emerging Markets Consumer	—	—	228,200		78,511		—	—		—	—
AllianzGI Emerging Markets Debt	—	3,000	136,593		291,252		—	—	†	$1,874,849	$1,828,571
AllianzGI Emerging Markets Small-Cap	—	—	—	†	—	†	—	—		—	—
AllianzGI Global Dynamic Allocation	—	—	143,515		121,904		684	215		—	—
AllianzGI Global Fundamental Strategy	384	313	341,238		2,168,107		36	22		—	—
AllianzGI Global Sustainability	—	—	—	†	—	†	—	—		—	—
AllianzGI Global Water	—	—	—	†	—	†	—	—		—	—
AllianzGI International Growth	—	—	—	†	—	†	—	—		—	—
AllianzGI International Small-Cap	—	—	123,188		263,776		—	—		—	—
AllianzGI Multi-Asset Real Return	—	—	—		—		9	4		—	—
AllianzGI NFJ Emerging Markets Value	—	—	23,589		27,054		—	—		—	—
AllianzGI NFJ Global Dividend Value	—	—	—	†	10,611		—	—		—	—
AllianzGI NFJ International Small-Cap Value	—	—	30,578		51,073		—	—		—	—
AllianzGI NFJ International Value II	—	—	—	†	—	†	—	—		—	—
AllianzGI Structured Return	4,991	3,419	—		—		—	—		—	—
AllianzGI U.S. Equity Hedged	89	62	—		—		—	—		—	—

†	Fund had derivative activity during the period but it did not have open positions at any month-end in the period.
(1)	Number of contracts
(2)	U.S. $ value on origination date

Semiannual Report	| March 31, 2017	351

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at March 31, 2017 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at March 31, 2017:

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$6,451	—	—	$6,451

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$23,455	$(7,053)	—	$16,402

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at March 31, 2017:

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$7,053	$(7,053)	—	—

AllianzGI International Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$764	—	—	$764

AllianzGI NFJ Emerging Markets Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$470	—	—	$470

352	March 31, 2017 |	Semiannual Report

5.	INVESTMENT MANAGER/ADMINISTRATOR/DISTRIBUTOR FEES/ DEFERRED COMPENSATION

Investment Management Fee.   During the reporting period, each Fund had an Investment Management Agreement (for the purpose of this section, collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager was responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager received an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”).

The Investment Manager had retained the Sub-Adviser to manage the investments of certain Funds. Subject to the supervision of the Investment Manager, the Sub-Adviser was responsible for making all of the investment decisions for the Funds for which they serve as sub-adviser. The Investment Manager, not the applicable Funds, paid a portion of the fees it received as Investment Manager to the Sub-Adviser, as applicable in return for its services.

Sub-Adviser	Funds
NFJ	AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Small-Cap Value, AllianzGI NFJ International Value II

Effective October 1, 2016, AGIFM merged with and into AllianzGI U.S. by means of a statutory merger, with AllianzGI U.S. succeeding by operation of law to the advisory business of AGIFM under the Investment Management Agreement with each Fund. The sub- advisory relationship between AGIFM and AllianzGI U.S. terminated upon consummation of the merger. The merger did not result in any change to the substantive terms of the Agreements, which continued in effect following the merger with AllianzGI U.S. as the counterparty instead of AGIFM. The merger also did not result in any change to the manner in which investment advisory services are provided under the Agreements, the personnel responsible for providing investment advisory services to the Funds pursuant to the Agreements or the personnel ultimately responsible for overseeing the provision of such services.

Administration Fee.   The Investment Manager provided administrative services to the Target Date Funds and also paid for the cost of most third-party administrative services required by the Target Date Funds, and in return it received from each share class of each Target Date Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Management Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A,C and R	Class P and Administrative	Class R6
	Management Fee		Effective Management Fee	Administration Fee
AllianzGI Retirement 2020	0.05%		0.05%	0.30%	0.15%	0.05%
AllianzGI Retirement 2025	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2030	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2035	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2040	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2045	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2050	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2055	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement Income	0.05		0.05	0.30	0.15	0.05
AllianzGI Global Allocation	0.70	*	0.17	N/A	N/A	N/A
AllianzGI Global Megatrends	0.00		0.00	N/A	N/A	N/A
AllianzGI Best Styles Emerging Markets Equity	0.40		0.40	N/A	N/A	N/A
AllianzGI Best Styles Global Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles International Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles U.S. Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Convertible	0.57		0.57	N/A	N/A	N/A
AllianzGI Emerging Markets Consumer	0.90		0.90	N/A	N/A	N/A
AllianzGI Emerging Markets Debt	0.75		0.75	N/A	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.20		1.20	N/A	N/A	N/A
AllianzGI Europe Equity Dividend	0.80		0.80	N/A	N/A	N/A

Semiannual Report	| March 31, 2017	353

\\

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

	All Classes			Class A,C and R	Class P and Administrative	Class R6
	Management Fee		Effective Management Fee	Administration Fee
AllianzGI Global Dynamic Allocation	0.70	%*	0.68%	N/A	N/A	N/A
AllianzGI Global Fundamental Strategy	0.75	†	0.75	N/A	N/A	N/A
AllianzGI Global Sustainability	0.80	†	0.80	N/A	N/A	N/A
AllianzGI Global Water	0.95	†	0.95	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48		0.48	N/A	N/A	N/A
AllianzGI International Growth	0.80	†	0.80	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00	†	1.00	N/A	N/A	N/A
AllianzGI Micro Cap	1.25		1.25	N/A	N/A	N/A
AllianzGI Multi-Asset Real Return	0.75	†	0.75	N/A	N/A	N/A
AllianzGI NFJ Emerging Markets Value	0.85	†	0.85	N/A	N/A	N/A
AllianzGI NFJ Global Dividend Value	0.80	*	0.70	N/A	N/A	N/A
AllianzGI NFJ International Small-Cap Value	0.85		0.85	N/A	N/A	N/A
AllianzGI NFJ International Value II	0.80	*	0.75	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48	N/A	N/A	N/A
AllianzGI Structured Return	0.60		0.60	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70		0.70	N/A	N/A	N/A
AllianzGI U.S. Small-Cap Growth	0.80		0.80	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.50		1.50	N/A	N/A	N/A

*	See Note 6 for management fee waivers.
†	See Note 17 for updates to the Funds’ management fees and waivers that became effective subsequent to March 31, 2017.

Distribution and Servicing Fees.   Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, C and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, C and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of Class C (with the exception for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, C and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A and C shares. For the six months ended March 31, 2017, the Distributor received $148,069, representing commissions (sales charges) and CDSC from the Funds.

Deferred Compensation.  Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

354	March 31, 2017 |	Semiannual Report

6.	EXPENSE LIMITATION AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation
	Management Fee Waiver	Class A	Class C	Class R	Class P	Institutional Class		Class R6		Administrative Class
AllianzGI Retirement 2020(2)	N/A	0.95%	1.70%	1.30%	0.65%	N/A		0.55	%*	0.90%
AllianzGI Retirement 2025(2)	N/A	0.95	N/A	1.30	0.65	N/A		0.55	*	0.90
AllianzGI Retirement 2030(2)	N/A	0.95	1.70	1.30	0.65	N/A		0.55	*	0.90
AllianzGI Retirement 2035(2)	N/A	0.95	N/A	1.30	0.65	N/A		0.55		0.90
AllianzGI Retirement 2040(2)	N/A	0.95	1.70	1.30	0.65	N/A		0.55		0.90
AllianzGI Retirement 2045(2)	N/A	0.95	N/A	1.30	0.65	N/A		0.55		0.90
AllianzGI Retirement 2050(2)	N/A	0.95	1.70	1.30	0.65	N/A		0.55		0.90
AllianzGI Retirement 2055(2)	N/A	0.95	N/A	1.30	0.65	N/A		0.55		0.90
AllianzGI Retirement Income(2)	N/A	0.95	1.70	1.30	0.65	N/A		0.55	*	0.90
AllianzGI Global Allocation(1)(3)	0.55%	0.60	1.37	0.80	0.40	0.40%		0.30		0.55
AllianzGI Global Megatrends(4)	N/A	1.30	N/A	N/A	1.15	1.05	*	N/A		N/A
AllianzGI Best Styles Emerging Markets Equity(5)	N/A	0.85	1.60	N/A	0.70	0.60		0.60		N/A
AllianzGI Best Styles Global Equity(5)	N/A	0.70	1.40	N/A	0.50	0.40		0.40		N/A
AllianzGI Best Styles International Equity(5)	N/A	0.70	1.45	N/A	0.55	0.45		0.45		N/A
AllianzGI Best Styles U.S. Equity(5)	N/A	0.65	1.40	N/A	0.50	0.50		0.40		N/A
AllianzGI Convertible	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A
AllianzGI Emerging Markets Consumer(6)	N/A	1.55	N/A	N/A	N/A	1.20		N/A		N/A
AllianzGI Emerging Markets Debt(5)	N/A	1.20	1.95	N/A	1.05	0.95		N/A		N/A
AllianzGI Emerging Markets Small-Cap(5)	N/A	1.85	N/A	N/A	N/A	1.50		N/A		N/A
AllianzGI Europe Equity Dividend(5)	N/A	1.20	1.95	N/A	1.05	0.95		N/A		N/A
AllianzGI Global Dynamic Allocation(1)(3)	0.55	0.97	1.74	1.34	0.80	0.70		0.70		0.97
AllianzGI Global Fundamental Strategy(6)†	N/A	1.25	2.00	N/A	1.10	1.00		N/A		N/A
AllianzGI Global Sustainability(5)†	N/A	1.20	N/A	N/A	1.05	0.95		N/A		N/A
AllianzGI Global Water†	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A
AllianzGI High Yield Bond	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A
AllianzGI International Growth(5)†	N/A	1.20	N/A	N/A	N/A	0.95		N/A		N/A
AllianzGI International Small-Cap(5)†	N/A	1.36	2.19	1.70	1.21	1.18		1.11		N/A
AllianzGI Micro Cap(5)	N/A	1.62	N/A	N/A	1.54	1.54		N/A		N/A
AllianzGI Multi-Asset Real Return(6)†	N/A	0.85	1.60	N/A	0.70	0.60		N/A		N/A
AllianzGI NFJ Emerging Markets Value(5)†	N/A	1.34	2.09	N/A	1.18	1.09		N/A		N/A
AllianzGI NFJ Global Dividend Value(7)	0.10	1.10	1.89	N/A	0.94	0.85		N/A		N/A
AllianzGI NFJ International Small-Cap Value(5)	N/A	1.30	2.05	N/A	1.05	1.01		0.95		N/A
AllianzGI NFJ International Value II(8)	0.05	1.15	1.90	N/A	0.95	0.90		N/A		N/A
AllianzGI Short Duration High Income(5)	N/A	N/A	N/A	N/A	N/A	N/A		0.57		N/A
AllianzGI Structured Return(6)	N/A	0.98	1.78	N/A	0.77	0.69		0.67		N/A
AllianzGI U.S. Equity Hedged(6)	N/A	1.25	2.00	N/A	1.10	1.00		N/A		N/A
AllianzGI U.S. Small-Cap Growth(5)	N/A	1.20	2.00	1.45	1.05	0.96		0.95		N/A
AllianzGI Ultra Micro Cap	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A

†	See Note 17 for updates to the Funds’ management fees and waivers and updates to certain Expense Limitation Agreements that became effective subsequent to March 31, 2017.
(1)	The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.55% of the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser, is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least January 31, 2018. AllianzGI Global Dynamic Allocation no longer invests significantly in Underlying Funds or Other Acquired Funds for which the Investment Manager or an affiliated person serves as investment adviser but may invest in unaffiliated Other Acquired Funds.

Semiannual Report	| March 31, 2017	355

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

(2)	The Investment Manager has contractually agreed, until January 31, 2020, to irrevocably waive its management and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(3)	Effective February 1, 2017, the Investment Manager has contractually agreed, until January 31, 2018, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(4)	Effective February 1, 2017, the Investment Manager has contractually agreed, until January 31, 2018, to reimburse Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, tax, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(5)	Effective February 1, 2017, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2018 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(6)	Effective February 1, 2017, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2018 to the extent that Total Annual Fund Operating Expenses excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(7)	Effective February 1, 2017, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2018 to the extent that Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties. Effective April 1, 2017, the Investment Manager has agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate from 0.80% to 0.70% through March 31, 2018. Amounts waived pursuant to each of the temporary investment management fee waivers described in the preceding sentences of this paragraph are separate from and would not be included with the amounts subject to potential recoupment under the Expense Limitation Agreement.
(8)	Effective February 1, 2017, the Investment Manager has contractually agreed to irrevocably waive its management fee and/or reimburse the Fund through January 31, 2018 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties. Effective April 1, 2017, the Investment Manager has agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate from 0.80% to 0.75% through March 31, 2018. Amounts waived pursuant to each of the temporary investment management fee waivers described in the preceding sentences of this paragraph are separate from and would not be included with the amounts subject to potential recoupment under the Expense Limitation Agreement.
*	As a result of reimbursing expenses inclusive of acquired fund fees and expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement of each share class is accounted for as “Contribution from Investment Manager” on the Statements of Operations.

The Investment Manager, per the expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. During the six months ended March 31, 2017, the Investment Manager recouped a total of $60,503 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of March 31, 2017.

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended
	11/30/2014	9/30/2015	9/30/2016	Totals
AllianzGI Retirement 2020	$67,722	$54,591	$32,277	$154,590
AllianzGI Retirement 2025	77,250	64,766	30,952	172,968
AllianzGI Retirement 2030	85,969	76,424	36,276	198,669
AllianzGI Retirement 2035	66,529	66,388	14,422	147,339
AllianzGI Retirement 2040	62,942	60,282	8,160	131,384
AllianzGI Retirement 2045	38,602	38,645	6,546	83,793
AllianzGI Retirement 2050	31,926	34,200	3,046	69,172

356	March 31, 2017 |	Semiannual Report

	Unrecouped Expenses Waived/Reimbursed through Fiscal Period or Year ended
	11/30/2014	9/30/2015	9/30/2016	Totals
AllianzGI Retirement 2055	$10,220	$11,552	$1,064	$22,836
AllianzGI Retirement Income	39,055	25,007	35,990	100,052
AllianzGI Global Allocation	516,476	326,730	—	843,206
AllianzGI Global Megatrends	—	150,527	176,202	326,729
AllianzGI Best Styles Emerging Markets Equity	—	236,953	318,110	555,063
AllianzGI Best Styles Global Equity	457,122	265,504	416,897	1,139,523
AllianzGI Best Styles International Equity	—	342,608	394,405	737,013
AllianzGI Best Styles U.S. Equity	—	184,303	195,811	380,114
AllianzGI Emerging Markets Consumer	—	244,097	257,727	501,824
AllianzGI Emerging Markets Debt	217,381	305,163	162,697	685,241
AllianzGI Emerging Markets Small-Cap	—	293,821	305,798	599,619
AllianzGI Europe Equity Dividend	—	230,355	321,812	552,167
AllianzGI Global Dynamic Allocation	217,360	204,882	199,996	622,238
AllianzGI Global Fundamental Strategy	249,637	153,697	173,706	577,040
AllianzGI Global Sustainability	—	202,111	190,206	392,317
AllianzGI High Yield Bond	508	—	—	508
AllianzGI International Growth	—	161,358	187,039	348,397
AllianzGI International Small-Cap	260,803	141,751	258,005	660,559
AllianzGI Micro Cap	117,388	115,570	153,921	386,879
AllianzGI Multi-Asset Real Return	239,165	206,099	238,005	683,269
AllianzGI NFJ Emerging Markets Value	262,863	303,098	465,793	1,031,754
AllianzGI NFJ Global Dividend Value	170,631	170,807	236,356	577,794
AllianzGI NFJ International Small-Cap Value	228,563	214,424	349,447	792,434
AllianzGI NFJ International Value II	235,983	181,260	219,533	636,776
AllianzGI Short Duration High Income	69,290	10,170	—	79,460
AllianzGI Structured Return	301,109	88,615	16,609	406,333
AllianzGI U.S. Equity Hedged	200,633	129,361	188,026	518,020
AllianzGI U.S. Small-Cap Growth	177,424	132,180	206,354	515,958

7.	INVESTMENTS IN SECURITIES

For the six months ended March 31, 2017, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Retirement 2020	$60,865,540	$64,696,600
AllianzGI Retirement 2025	66,346,779	67,326,952
AllianzGI Retirement 2030	69,045,206	73,872,242
AllianzGI Retirement 2035	53,612,448	60,294,403
AllianzGI Retirement 2040	42,368,432	45,399,921
AllianzGI Retirement 2045	24,389,917	25,944,861
AllianzGI Retirement 2050	23,925,946	23,824,105
AllianzGI Retirement 2055	9,321,980	7,695,148
AllianzGI Retirement Income	42,707,746	45,680,452
AllianzGI Global Allocation	21,074,964	78,133,877
AllianzGI Global Megatrends	50,955	—
AllianzGI Best Styles Emerging Markets Equity	2,178,211	8,832,376

	Purchases	Sales
AllianzGI Best Styles Global Equity	$276,274,652	$200,383,600
AllianzGI Best Styles International Equity	7,935,518	48,212,097
AllianzGI Best Styles U.S. Equity	71,635,670	53,632,057
AllianzGI Convertible	804,287,071	1,223,388,879
AllianzGI Emerging Markets Consumer	25,039,662	30,331,307
AllianzGI Emerging Markets Debt	14,829,605	15,474,470
AllianzGI Emerging Markets Small-Cap	7,047,417	7,786,603
AllianzGI Europe Equity Dividend	2,498,505	1,794,843
AllianzGI Global Dynamic Allocation	234,180,596	113,764,455
AllianzGI Global Fundamental Strategy	4,401,331	3,116,536
AllianzGI Global Sustainability	4,632,491	1,879,897
AllianzGI Global Water	95,241,481	78,652,694

Semiannual Report	| March 31, 2017	357

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

	Purchases	Sales
AllianzGI High Yield Bond	$71,737,630	$98,263,391
AllianzGI International Growth	2,631,985	2,667,414
AllianzGI International Small-Cap	31,421,949	42,611,549
AllianzGI Micro Cap	5,092,589	7,004,701
AllianzGI Multi-Asset Real Return	2,051,014	1,964,556
AllianzGI NFJ Emerging Markets Value	23,477,944	9,995,821
AllianzGI NFJ Global Dividend Value	12,117,618	8,709,231
AllianzGI NFJ International Small-Cap Value	1,089,876	8,072,043
AllianzGI NFJ International Value II	9,370,705	51,819,235
AllianzGI Short Duration High Income	999,413,975	664,755,258

	Purchases	Sales
AllianzGI Structured Return	$991,191,265	$916,185,510
AllianzGI U.S. Equity Hedged	—	2,034,271
AllianzGI U.S. Small-Cap Growth	8,820,646	16,920,828
AllianzGI Ultra Micro Cap	6,908,571	16,823,962

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Global Allocation	$5,149,219	—
AllianzGI Global Dynamic Allocation	185,826,551	$120,236,150
AllianzGI Global Fundamental Strategy	199,669	—

(a) Transactions in options written for the six months ended March 31, 2017:

	AllianzGI Emerging Markets Debt:
	Contracts	Premiums
Options outstanding, September 30, 2016	—	—
Options written	7,000	$11,711
Options expired	(7,000)	(11,711)
Options outstanding, March 31, 2017	—	$—

	AllianzGI Global Fundamental Strategy:
	Contracts	Premiums
Options outstanding, September 30, 2016	95	$32,367
Options written	1,708	36,951
Options terminated in closing transactions	(1,280)	(29,003)
Options expired	(523)	(40,315)
Options outstanding, March 31, 2017	—	$—

	AllianzGI Structured Return:
	Contracts	Premiums
Options outstanding, September 30, 2016	2,975	$12,753,884
Options written	24,192	86,713,204
Options terminated in closing transactions	(9,191)	(78,666,677)
Options expired	(12,447)	(6,852,136)
Options outstanding, March 31, 2017	5,529	$13,948,275

	AllianzGI U.S. Equity Hedged:
	Contracts	Premiums
Options outstanding, September 30, 2016	80	$85,669
Options written	350	252,165
Options terminated in closing transactions	(89)	(54,321)
Options expired	(299)	(253,967)
Options outstanding, March 31, 2017	42	$29,546

(b) Futures contracts outstanding at March 31, 2017:

AllianzGI Retirement 2020:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Australian Dollar	5	$382	6/19/17	$6,686
Euro-BTP	4	558	6/8/17	3,772
Ultra U.S. Treasury Bond	16	2,142	6/21/17	12,344
Short: British Pound	(8)	(628)	6/19/17	(18,322)
Euro Currency	(5)	(670)	6/19/17	(5,951)
Mini MSCI EAFE Index	(5)	(446)	6/16/17	(6,536)
				$(8,007)

358	March 31, 2017 |	Semiannual Report

AllianzGI Retirement 2025:
Type	Contracts	MarketValue (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Australian Dollar	6	$458	6/19/17	$8,024
E-mini S&P 500 Index	21	2,477	6/16/17	(9,805)
Euro STOXX 50 Index	5	183	6/16/17	4,794
TOPIX Index	1	136	6/8/17	(2,519)
Short: British Pound	(10)	(785)	6/19/17	(22,903)
Euro Currency	(6)	(804)	6/19/17	(7,142)
Mini MSCI EAFE Index	(9)	(802)	6/16/17	(11,766)
				$(41,317)

AllianzGI Retirement 2030:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Australian Dollar	8	$611	6/19/17	$10,698
E-mini S&P 500 Index	22	2,595	6/16/17	(10,272)
Euro STOXX 50 Index	10	365	6/16/17	8,350
Mini MSCI Emerging Markets Index	5	240	6/16/17	5,289
TOPIX Index	2	272	6/8/17	(3,512)
Short: British Pound	(14)	(1,099)	6/19/17	(32,064)
Euro Currency	(8)	(1,072)	6/19/17	(9,522)
FTSE 100 Index	(3)	(273)	6/16/17	540
Mini MSCI EAFE Index	(4)	(356)	6/16/17	(5,229)
				$(35,722)

AllianzGI Retirement 2035:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Australian Dollar	7	$534	6/19/17	$9,361
E-mini S&P 500 Index	14	1,651	6/16/17	(6,537)
Euro STOXX 50 Index	17	621	6/16/17	13,514
Mini MSCI Emerging Markets Index	8	385	6/16/17	8,461
TOPIX Index	3	408	6/8/17	(7,558)
Short: British Pound	(13)	(1,020)	6/19/17	(29,773)
Euro Currency	(7)	(938)	6/19/17	(8,332)
FTSE 100 Index	(5)	(456)	6/16/17	901
Mini MSCI EAFE Index	(3)	(267)	6/16/17	(3,922)
				$(23,885)

AllianzGI Retirement 2040:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Australian Dollar	7	$534	6/19/17	$9,361
E-mini S&P 500 Index	11	1,297	6/16/17	(5,136)
Euro STOXX 50 Index	19	694	6/16/17	15,432
Mini MSCI Emerging Markets Index	10	481	6/16/17	10,577
TOPIX Index	3	408	6/8/17	(7,558)
Short: British Pound	(13)	(1,020)	6/19/17	(29,773)
Euro Currency	(7)	(938)	6/19/17	(8,332)
FTSE 100 Index	(5)	(456)	6/16/17	900
Mini MSCI EAFE Index	(3)	(267)	6/16/17	(3,922)
				$(18,451)

Semiannual Report	| March 31, 2017	359

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Retirement 2045:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Australian Dollar	4	$305	6/19/17	$5,349
E-mini S&P 500 Index	5	590	6/16/17	(2,334)
Euro STOXX 50 Index	16	585	6/16/17	12,555
Mini MSCI Emerging Markets Index	6	288	6/16/17	6,346
TOPIX Index	2	272	6/8/17	(5,039)
Short: British Pound	(7)	(549)	6/19/17	(16,032)
Euro Currency	(4)	(536)	6/19/17	(4,761)
FTSE 100 Index	(4)	(365)	6/16/17	721
Mini MSCI EAFE Index	(2)	(178)	6/16/17	(2,615)
				$(5,810)

AllianzGI Retirement 2050:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Australian Dollar	4	$305	6/19/17	$5,349
E-mini S&P 500 Index	5	590	6/16/17	(2,334)
Euro STOXX 50 Index	15	548	6/16/17	11,906
Mini MSCI Emerging Markets Index	6	288	6/16/17	6,346
TOPIX Index	2	272	6/8/17	(5,039)
Short: British Pound	(7)	(549)	6/19/17	(16,032)
Euro Currency	(4)	(536)	6/19/17	(4,761)
FTSE 100 Index	(3)	(273)	6/16/17	540
Mini MSCI EAFE Index	(2)	(178)	6/16/17	(2,614)
				$(6,639)

AllianzGI Retirement 2055:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Australian Dollar	2	$153	6/19/17	$2,675
E-mini S&P 500 Index	2	236	6/16/17	(934)
Euro STOXX 50 Index	6	219	6/16/17	4,824
Mini MSCI Emerging Markets Index	3	144	6/16/17	3,173
TOPIX Index	1	136	6/8/17	(2,519)
Short: British Pound	(2)	(157)	6/19/17	(4,581)
Euro Currency	(1)	(134)	6/19/17	(1,190)
FTSE 100 Index	(1)	(91)	6/16/17	180
Mini MSCI EAFE Index	(1)	(89)	6/16/17	(1,307)
				$321

360	March 31, 2017 |	Semiannual Report

AllianzGI Retirement Income:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Euro STOXX 600 Index	78	$1,563	6/16/17	$27,906
Euro-Bund	9	1,550	6/8/17	186
Mini MSCI Emerging Markets Index	54	2,596	6/16/17	27,295
TOPIX Index	7	951	6/8/17	(17,635)
Ultra U.S. Treasury Bond	10	1,606	6/21/17	30,917
Short: Canadian Dollar	(43)	(3,239)	6/20/17	(39,249)
Dow Jones U.S. Real Estate Index	(102)	(3,168)	6/16/17	(90,908)
E-mini S&P 500 Index	(7)	(826)	6/16/17	1,052
Euro Currency	(10)	(1,340)	6/19/17	(11,903)
				$(72,339)

AllianzGI Global Allocation:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: 2-Year Treasury Note	48	$10,390	6/30/17	$7,415
5-Year Treasury Note	60	7,064	6/30/17	8,798
Australian Dollar	69	5,269	6/19/17	76,400
E-mini S&P 500 Index	215	25,361	6/16/17	(43,948)
FTSE 100 Index	38	3,464	6/16/17	(12,438)
Long Gilt	93	14,865	6/28/17	143,084
Mini DAX European Index	61	4,012	6/16/17	90,210
Mini MSCI Emerging Markets Index	95	4,567	6/16/17	44,430
Russell 2000 Mini Index	59	4,084	6/16/17	12,581
TOPIX Index	45	6,113	6/8/17	(121,453)
Short: 10-Year Treasury Note	(35)	(4,360)	6/21/17	(11,895)
British Pound	(156)	(12,242)	6/19/17	(359,231)
Canadian Dollar	(90)	(6,780)	6/20/17	(85,298)
Euro Currency	(41)	(5,495)	6/19/17	(59,307)
				$(310,652)

AllianzGI Best Styles Emerging Markets Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: SGX Nifty 50 Index	25	$460	4/27/17	$2,420

AllianzGI Best Styles Global Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	17	$2,005	6/16/17	$(17,015)
Mini MSCI Emerging Markets Index	51	2,452	6/16/17	35,157
MSCI Europe Index	165	3,655	6/16/17	61,335
TOPIX Index	6	815	6/8/17	(24,592)
				$54,885

Semiannual Report	| March 31, 2017	361

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Best Styles International Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: Mini MSCI EAFE Index	7	$624	6/16/17	$13,144

AllianzGI Global Dynamic Allocation:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	122	$14,391	6/16/17	$(76,483)
Euro STOXX 50 Index	286	10,453	6/16/17	349,450
Long Gilt	85	13,587	6/28/17	128,486
Mini MSCI EAFE Index	150	13,365	6/16/17	299,653
Mini MSCI Emerging Markets Index	193	9,277	6/16/17	253,889
Russell 2000 Mini Index	125	8,652	6/16/17	171,655
TOPIX Index	76	10,325	6/8/17	(259,733)
Short: 10-Year Treasury Note	(6)	(747)	6/21/17	(2,051)
2-Year Treasury Note	(89)	(19,264)	6/30/17	(16,844)
5-Year Treasury Note	(17)	(2,001)	6/30/17	(2,687)
British Pound	(70)	(5,493)	6/19/17	(119,374)
Euro Currency	(44)	(5,897)	6/19/17	(39,171)
Ultra U.S. Treasury Bond	(4)	(643)	6/21/17	(3,102)
				$683,688

AllianzGI Global Fundamental Strategy:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: Euro STOXX 50 Index	31	$1,133	6/16/17	$23,106
Hang Seng China Enterprises Index	4	14	6/18/18	129
Hang Seng Index	3	18	12/28/17	3,728
Short: E-mini S&P 500 Index	(32)	(3,775)	6/16/17	6,259
Euro-Bund	(8)	(1,377)	6/8/17	1,186
				$34,408

AllianzGI Multi-Asset Real Return:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Dow Jones U.S. Real Estate Index	11	$342	6/16/17	$9,617
E-mini S&P 500 Index	2	236	6/16/17	(1,622)
Mini MSCI Emerging Markets Index	4	192	6/16/17	2,126
Short: 2-Year Treasury Note	(2)	(433)	6/30/17	(66)
Euro Currency	(1)	(134)	6/19/17	(1,403)
				$8,652

(c) Forward foreign currency contracts outstanding at March 31, 2017:

AllianzGI Emerging Markets Debt:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2017	Unrealized Appreciation
Sold:
720,000 Euro settling 6/14/17	State Street Bank	$777,095	$770,644	$6,451

362	March 31, 2017 |	Semiannual Report

AllianzGI Global Fundamental Strategy:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2017	Unrealized Appreciation (Depreciation)
Purchased:
23,000,000 Indian Rupee settling 7/14/17	State Street Bank	$326,010	$349,465	$23,455
Sold:
2,000,000 Euro settling 5/31/17	State Street Bank	2,132,109	2,139,162	(7,053)
				$16,402

AllianzGI International Small-Cap:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2017	Unrealized Depreciation
Purchased:
17,374,416 Japanese Yen settling 4/3/17	Northern Trust Company	$156,826	$156,062	$(764)

AllianzGI NFJ Emerging Markets Value:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2017	Unrealized Depreciation
Purchased:
651,949 Mexican Peso settling 4/5/17	Northern Trust Company	$34,849	$34,817	$(32)
6,585 Singapore Dollar settling 4/4/17	Northern Trust Company	4,722	4,708	(14)
87,876 South African Rand settling 4/3/17	Northern Trust Company	6,794	6,550	(244)
51,221 South African Rand settling 4/4/17	Northern Trust Company	3,981	3,818	(163)
47,655 South African Rand settling 4/5/17	Northern Trust Company	3,565	3,551	(14)
Sold:
26,349 Mexican Peso settling 4/4/17	Northern Trust Company	1,404	1,407	(3)
				$(470)

At March 31, 2017, the following Funds pledged cash as collateral for derivatives:

Collateral
AllianzGI Retirement 2020	$352,367
AllianzGI Retirement 2025	690,682
AllianzGI Retirement 2030	716,407
AllianzGI Retirement 2035	683,164
AllianzGI Retirement 2040	662,294
AllianzGI Retirement 2045	419,727
AllianzGI Retirement 2050	391,147
AllianzGI Retirement 2055	202,214
AllianzGI Retirement Income	884,587
AllianzGI Global Allocation	1,707,393
AllianzGI Best Styles Emerging Markets Equity	68,505
AllianzGI Best Styles Global Equity	2,239,434
AllianzGI Best Styles International Equity	154,222
AllianzGI Best Styles U.S. Equity	114,129
AllianzGI Emerging Markets Debt	295,474
AllianzGI Global Dynamic Allocation	723,863
AllianzGI Global Fundamental Strategy	507,896
AllianzGI Multi-Asset Real Return	48,629
AllianzGI Structured Return	3,232,810
AllianzGI U.S. Equity Hedged	637

Semiannual Report	| March 31, 2017	363

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

At March 31, 2017, AllianzGI Global Dynamic Allocation held U.S. Treasury Obligations valued at $101,269 as collateral for TBA securities. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Glossary:

EAFE —Europe, Australasia and Far East

FTSE —Financial Times Stock Exchange

MSCI —Morgan Stanley Capital International

SGX —Singapore Exchange

TOPIX —Tokyo Stock Price Index

8.	INCOME TAX INFORMATION

At March 31, 2017, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2020	$51,864,556	$1,427,768	$251,497	$1,176,271
AllianzGI Retirement 2025	58,765,825	1,997,501	131,642	1,865,859
AllianzGI Retirement 2030	61,136,139	2,919,839	—	2,919,839
AllianzGI Retirement 2035	48,280,340	2,840,557	—	2,840,557
AllianzGI Retirement 2040	43,533,195	2,969,132	—	2,969,132
AllianzGI Retirement 2045	27,332,547	1,934,982	—	1,934,982
AllianzGI Retirement 2050	26,307,042	1,872,499	—	1,872,499
AllianzGI Retirement 2055	10,680,468	691,433	—	691,433
AllianzGI Retirement Income	50,545,240	1,054,300	257,884	796,416
AllianzGI Global Allocation	424,155,534	33,680,057	2,375,076	31,304,981
AllianzGI Global Megatrends	3,447,884	110,481	96,666	13,815
AllianzGI Best Styles Emerging Markets Equity	5,176,903	845,833	80,109	765,724
AllianzGI Best Styles Global Equity	646,314,889	89,028,215	13,104,251	75,923,964
AllianzGI Best Styles International Equity	30,098,321	3,259,291	1,480,471	1,778,820
AllianzGI Best Styles U.S. Equity	109,248,595	13,020,279	1,877,991	11,142,288
AllianzGI Convertible	1,020,073,876	152,706,281	4,077,242	148,629,039
AllianzGI Emerging Markets Consumer	33,858,988	6,064,778	232,380	5,832,398
AllianzGI Emerging Markets Debt	39,921,902	1,544,127	509,957	1,034,170
AllianzGI Emerging Markets Small-Cap	11,731,180	2,148,976	132,493	2,016,483
AllianzGI Europe Equity Dividend	6,590,862	328,375	168,110	160,265
AllianzGI Global Dynamic Allocation	268,636,794	11,003,636	3,203,607	7,800,029
AllianzGI Global Fundamental Strategy	15,533,379	590,959	616,664	(25,705)
AllianzGI Global Sustainability	22,147,103	2,859,226	364,177	2,495,049
AllianzGI Global Water	482,421,657	74,220,761	10,093,224	64,127,537
AllianzGI High Yield Bond	331,884,275	12,610,641	7,929,871	4,680,770
AllianzGI International Growth	27,655,121	1,954,016	901,745	1,052,271
AllianzGI International Small-Cap	78,681,943	16,898,458	2,848,520	14,049,938
AllianzGI Micro Cap	28,113,683	10,081,014	1,706,441	8,374,573
AllianzGI Multi-Asset Real Return	4,561,003	102,089	331,020	(228,931)
AllianzGI NFJ Emerging Markets Value	21,754,477	2,137,648	207,222	1,930,426
AllianzGI NFJ Global Dividend Value	17,988,467	1,260,095	331,313	928,782
AllianzGI NFJ International Small-Cap Value	4,308,603	430,185	180,111	250,074
AllianzGI NFJ International Value II	1,015,157	27,032	71,019	(43,987)
AllianzGI Short Duration High Income	1,677,280,387	7,265,265	15,237,525	(7,972,260)
AllianzGI Structured Return	403,373,550	2,802	469,819	(467,017)
AllianzGI U.S. Equity Hedged	3,838,881	460,716	110,874	349,842
AllianzGI U.S. Small-Cap Growth	14,048,775	3,220,629	286,705	2,933,924
AllianzGI Ultra Micro Cap	29,109,635	14,178,835	1,182,481	12,996,354

(1)	Differences, if any, between book and tax cost basis are primarily attributable to wash sale loss deferrals and differing treatment of bond premium amortization.

364	March 31, 2017 |	Semiannual Report

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Semiannual Report	| March 31, 2017	365

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2020				AllianzGI Retirement 2025
	Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	50,821	$961,648	185,700	$3,378,804	33,922	$576,752	270,591	$4,384,891
Class A — from Class D(a)	—	—	31,682	582,312	—	—	—	—
Class C	3,808	71,148	5,143	93,840	—	—	—	—
Class D	—	—	32	600	—	—	—	—
Class R	1,215	22,971	12,746	234,527	3,865	64,490	9,066	145,265
Class P	74,754	1,430,619	240,104	4,437,324	136,314	2,302,322	363,614	5,898,065
Class R6	339,616	6,502,018	162,393	3,017,255	392,332	6,638,602	198,051	3,206,913
Administrative Class	15,067	288,248	13,781	254,001	8,448	144,221	15,513	248,087

Issued in reinvestment of dividends and distributions:
Class A	16,725	310,415	33,310	594,910	7,078	117,498	34,415	543,416
Class C	461	8,548	426	7,610	—	—	—	—
Class R	500	9,321	1,130	20,265	915	15,091	1,131	17,842
Class P	38,718	724,018	44,277	797,874	59,281	982,280	68,215	1,080,525
Class R6	19,701	368,801	24,231	436,891	21,665	359,200	24,126	382,398
Administrative Class	773	14,448	3,337	59,872	755	12,535	2,552	40,396

Cost of shares redeemed:
Class A	(63,141)	(1,191,872)	(1,268,820)	(23,656,591)	(20,032)	(339,249)	(1,606,439)	(26,523,016)
Class C	(3,601)	(68,315)	(2,357)	(43,858)	—	—	—	—
Class D	—	—	(935)	(17,595)	—	—	—	—
Class D — to Class A(a)	—	—	(31,478)	(582,312)	—	—	—	—
Class R	(35,436)	(678,423)	(37,700)	(694,122)	(42,375)	(720,533)	(28,084)	(451,307)
Class P	(321,305)	(6,169,366)	(106,622)	(1,953,673)	(207,478)	(3,531,148)	(220,490)	(3,554,339)
Class R6	(133,637)	(2,555,609)	(148,581)	(2,763,846)	(86,100)	(1,459,656)	(120,092)	(1,975,353)
Administrative Class	(5,008)	(96,343)	(93,490)	(1,764,091)	(5,564)	(93,290)	(56,624)	(943,688)
Net increase (decrease) resulting from Fund share transactions	31	$(47,725)	(931,691)	$(17,560,003)	303,026	$5,069,115	(1,044,455)	$(17,499,905)

(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(a).

366	March 31, 2017 |	Semiannual Report

AllianzGI Retirement 2030				AllianzGI Retirement 2035				AllianzGI Retirement 2040
Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

45,307	$924,634	270,215	$5,199,457	46,163	$838,525	185,394	$3,125,958	31,934	$670,504	121,009	$2,379,037
—	—	28,638	552,431	—	—	—	—	—	—	11,576	226,889
2,774	55,530	6,863	131,089	—	—	—	—	321	6,567	803	15,416
—	—	977	18,955	—	—	—	—	—	—	14	291
7,359	147,250	40,564	787,474	6,963	122,705	20,065	336,764	7,228	146,881	16,036	308,507
124,603	2,548,594	228,404	4,450,667	129,570	2,340,240	249,111	4,207,686	131,208	2,711,855	191,646	3,737,937
227,211	4,666,644	250,789	4,832,395	185,575	3,334,357	235,027	4,006,012	191,583	3,989,803	267,817	5,225,071
9,747	200,263	11,846	228,470	20,214	365,514	8,689	147,090	1,413	29,286	5,677	110,716

7,285	144,388	22,860	431,590	11,790	206,201	20,021	333,945	7,063	142,180	8,944	174,143
627	12,337	726	13,670	—	—	—	—	206	4,120	165	3,214
2,247	44,419	2,473	46,771	1,458	25,406	1,374	22,893	2,744	54,691	1,266	24,533
46,942	938,844	49,188	940,472	50,349	883,626	48,314	810,229	46,345	935,697	23,582	462,211
24,135	483,657	22,406	429,074	16,412	288,351	11,017	184,982	34,052	688,539	17,076	335,212
1,496	29,885	2,955	56,360	996	17,461	1,165	19,510	656	13,206	640	12,490

(32,731)	(657,917)	(1,155,016)	(22,592,350)	(150,215)	(2,721,386)	(849,560)	(14,682,569)	(16,883)	(351,248)	(652,979)	(13,091,396)
(2,316)	(46,309)	(5,207)	(98,101)	—	—	—	—	(857)	(17,841)	(5,475)	(101,104)
—	—	(668)	(13,136)	—	—	—	—	—	—	(60)	(1,218)
—	—	(28,464)	(552,431)	—	—	—	—	—	—	(11,553)	(226,889)
(102,304)	(2,094,525)	(5,422)	(104,272)	(61,892)	(1,123,277)	(29,105)	(496,270)	(73,475)	(1,530,854)	(3,470)	(68,855)
(187,925)	(3,894,371)	(125,371)	(2,430,023)	(206,751)	(3,771,254)	(218,306)	(3,667,518)	(124,432)	(2,596,343)	(101,246)	(1,968,393)
(80,366)	(1,650,199)	(126,214)	(2,409,257)	(83,652)	(1,509,560)	(96,907)	(1,662,964)	(79,044)	(1,639,240)	(147,449)	(2,915,838)
(12,902)	(265,930)	(48,668)	(972,258)	(14,555)	(262,820)	(17,205)	(296,627)	(2,899)	(57,974)	(13,647)	(268,667)
81,189	$1,587,194	(556,126)	$(11,052,953)	(47,575)	$(965,911)	(430,906)	$(7,610,879)	157,163	$3,199,829	(269,628)	$(5,626,693)

Semiannual Report	| March 31, 2017	367

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

	AllianzGI Retirement 2045				AllianzGI Retirement 2050
	Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	23,431	$426,984	116,343	$1,997,806	84,150	$1,685,672	52,288	$1,002,188
Class A — from Class D(a)	—	—	—	—	—	—	10,929	211,250
Class C	—	—	—	—	603	11,913	1,333	24,980
Class D	—	—	—	—	—	—	29	577
Class R	5,024	89,999	8,404	142,434	3,386	67,298	6,796	128,075
Class P	77,556	1,412,875	156,390	2,675,197	84,209	1,712,039	128,452	2,469,929
Institutional Class	—	—	—	—	—	—	—	—
Class R6	174,926	3,199,538	265,783	4,535,309	147,721	3,010,055	221,888	4,274,526
Administrative Class	12,098	222,867	11,764	203,902	2,905	59,133	11,579	225,630

Issued in reinvestment of dividends and distributions:
Class A	9,827	172,359	8,654	148,152	4,463	87,120	3,923	74,690
Class C	—	—	—	—	351	6,764	240	4,526
Class R	1,786	31,083	597	10,189	1,794	34,831	993	18,858
Class P	41,537	729,383	16,867	289,947	29,513	579,935	15,781	302,844
Institutional Class	—	—	—	—	—	—	—	—
Class R6	26,400	464,645	6,302	108,576	29,933	589,982	16,536	318,327
Administrative Class	1,669	29,161	519	8,888	1,708	33,443	1,145	21,891

Issued in reorganization (See Note 12(b)):
Class A	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class R	—	—	—	—	—	—	—	—
Class P	—	—	—	—	—	—	—	—
Class R6	—	—	—	—	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Cost of shares redeemed:
Class A	(20,015)	(360,787)	(517,019)	(9,141,921)	(20,167)	(403,918)	(245,723)	(4,845,274)
Class B	—	—	—	—	—	—	—	—
Class B — to Class A(a)	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	(2,249)	(40,416)
Class D	—	—	—	—	—	—	(51)	(1,009)
Class D — to Class A(a)	—	—	—	—	—	—	(10,876)	(211,250)
Class R	(34,067)	(620,016)	(2,081)	(35,686)	(37,541)	(763,370)	(3,287)	(62,213)
Class P	(67,695)	(1,225,176)	(103,927)	(1,777,549)	(99,920)	(2,060,513)	(59,383)	(1,144,686)
Institutional Class	—	—	—	—	—	—	—	—
Class R6	(56,192)	(1,015,445)	(49,174)	(860,982)	(44,496)	(907,583)	(148,380)	(2,841,302)
Administrative Class	(788)	(14,256)	(13,126)	(228,397)	(1,900)	(38,410)	(12,845)	(251,413)
Net increase (decrease) resulting from Fund share transactions	195,497	$3,543,214	(93,704)	$(1,924,135)	186,712	$3,704,391	(10,882)	$(319,272)

*	Actual amount rounds to less than one share.
(a)	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 12(a).

368	March 31, 2017 |	Semiannual Report

AllianzGI Retirement 2055				AllianzGI Retirement Income				AllianzGI Global Allocation
Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

51,568	$896,089	45,853	$750,310	57,537	$1,038,936	205,919	$3,597,722	143,201	$1,588,027	1,258,326	$13,764,338
—	—	—	—	—	—	53,324	939,041	—	—	245,248	2,744,859
—	—	—	—	8,569	154,151	37,507	655,941	94,696	1,069,684	483,902	5,417,634
—	—	—	—	—	—	6	105	—	—	303	3,398
4,439	75,548	8,801	142,167	1,100	20,589	863	15,783	47	521	—	—
70,515	1,228,538	116,671	1,910,606	164,741	3,031,009	105,551	1,885,119	117,102	1,316,107	127,103	1,394,515
—	—	—	—	—	—	—	—	448,545	4,970,254	1,969,961	21,171,094
99,973	1,748,453	126,822	2,060,659	207,407	3,700,945	198,727	3,442,068	1,876,503	20,742,055	20,202,793	211,348,642
3,046	53,135	7,076	117,388	45,290	835,535	43,290	806,078	27	300	273	3,010

2,569	43,179	1,992	32,498	14,762	263,873	17,758	310,759	52,559	585,202	171,061	1,860,917
—	—	—	—	3,418	61,188	6,430	111,228	24,037	271,392	150,416	1,657,957
788	13,177	385	6,255	383	7,073	611	11,062	28	310	63	677
10,413	176,090	4,115	67,574	29,047	524,066	21,665	384,143	1,484	16,402	3,776	41,086
—	—	—	—	—	—	—	—	137,298	1,501,582	302,668	3,256,730
8,828	149,892	5,889	96,989	35,347	622,863	31,697	547,624	631,591	6,893,543	494,642	5,313,447
754	12,694	461	7,534	1,744	31,731	298	5,507	37	423	97	1,080

—	—	—	—	—	—	312,671	5,719,824	—	—	—	—
—	—	—	—	—	—	34,386	624,955	—	—	—	—
—	—	—	—	—	—	13,577	257,297	—	—	—	—
—	—	—	—	—	—	537,171	9,937,497	—	—	—	—
—	—	—	—	—	—	488,918	8,836,954	—	—	—	—
—	—	—	—	—	—	892	16,601	—	—	—	—

(19,593)	(338,792)	(74,780)	(1,254,604)	(89,947)	(1,632,472)	(382,145)	(6,828,659)	(3,933,878)	(43,661,202)	(2,143,432)	(23,530,676)
—	—	—	—	—	—	—	—	—	—	(8,090)	(92,948)
—	—	—	—	—	—	—	—	—	—	(35,082)	(408,147)
—	—	—	—	(25,122)	(453,527)	(67,854)	(1,176,280)	(762,122)	(8,569,701)	(1,146,348)	(12,646,191)
—	—	—	—	—	—	(788)	(14,091)	—	—	(1,893)	(21,601)
—	—	—	—	—	—	(53,027)	(939,041)	—	—	(210,299)	(2,336,712)
(20,905)	(365,488)	(2,253)	(36,922)	(22,297)	(419,536)	(991)	(18,156)	— *	(2)	—	—
(17,888)	(312,065)	(30,144)	(496,932)	(243,553)	(4,440,341)	(49,537)	(882,495)	(39,212)	(437,237)	(150,267)	(1,620,232)
—	—	—	—	—	—	—	—	(539,932)	(5,966,608)	(2,904,873)	(31,264,603)
(16,775)	(293,428)	(120,939)	(1,903,531)	(110,375)	(1,969,850)	(129,768)	(2,270,297)	(2,240,601)	(24,726,778)	(2,888,653)	(31,453,575)
(1,599)	(27,685)	(3,679)	(62,206)	(2,496)	(45,861)	(1,700)	(30,787)	(747)	(8,547)	—	—
176,133	$3,059,337	86,270	$1,437,785	75,555	$1,330,372	1,425,451	$25,945,502	(3,989,337)	$(44,414,273)	15,921,695	$164,604,699

Semiannual Report	| March 31, 2017	369

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

	AllianzGI Global Megatrends				AllianzGI Best Styles Emerging Markets Equity
	Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Shares sold:
Class A	552	$7,818	2,568	$37,390	466	$6,533	765	#	$10,000	#
Class C	—	—	—	—	7	100	943	#	12,433	#
Class P	—	—	—	—	—	—	441		6,168
Institutional Class	7,516	111,899	1,666	25,336	4,411	60,000	—		—
Class R6	—	—	—	—	43,255	619,792	636,490		8,313,099

Issued in reinvestment of dividends and distributions:
Class A	14	197	152	2,188	52	651	—		—
Class C	—	—	—	—	60	747	—		—
Class P	4	52	78	1,123	46	580	32		402
Institutional Class	1,124	15,876	15,496	223,251	47	590	25		306
Class R6	—	—	—	—	24,368	307,036	24,745		306,433

Cost of shares redeemed:
Class A	(70)	(986)	(715)	(10,433)	—	—	—		—
Class P	—	—	(1,319)	(16,774)	—	—	(450)		(5,473)
Institutional Class	(607)	(8,772)	(190)	(2,820)	—	—	—		—
Class R6	—	—	—	—	(506,013)	(7,350,202)	(171,139)		(2,296,819)
Net increase (decrease) resulting from Fund share transactions	8,533	$126,084	17,736	$259,261	(433,301)	$(6,354,173)	491,852		$6,346,549

#	For the period April 26, 2016 (commencement of share class) through September 30, 2016. “Shares sold” includes shares sold to AFI.
*	Actual amount rounds to less than one share.

370	March 31, 2017 |	Semiannual Report

AllianzGI Best Styles Global Equity				AllianzGI Best Styles International Equity						AllianzGI Best Styles U.S. Equity
Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016				Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

52,688	$839,563	590,836	$8,845,877	— *	$1	855	#	$12,114	#	30,518	$484,854	2,999 #$	45,904 #
600	10,000	654 #	10,000 #	—	—	1,087	#	15,170	#	595	9,956	671 #	10,000 #
120,531	1,944,574	196,154	3,023,093	—	—	—		—		25	400	3,576	53,488
3,040	48,575	157,585	2,405,197	—	—	1,840		25,000		2,374	39,413	14,029	208,087
13,361,329	211,130,044	22,997,671	332,409,374	144,046	1,961,395	3,197,325		44,319,815		3,818,749	61,031,378	3,311,737	48,682,294

396	6,286	749	11,238	87	1,126	—		—		474	7,605	—	—
12	182	—	—	109	1,403	—		—		9	148	—	—
2,814	44,744	1,118	16,931	70	898	12		169		26	420	32	479
3,166	49,947	400	6,010	259	3,340	12		177		81	1,298	2,572	37,909
991,083	15,722,005	176,375	2,666,787	213,848	2,758,648	105,129		1,495,177		100,771	1,625,434	96,799	1,430,612

(2,304,064)	(35,380,833)	(488,344)	(7,333,979)	—	—	—		—		(3,971)	(63,984)	—	—
(112,380)	(1,806,472)	(293,820)	(4,509,247)	—	—	—		—		—	—	(1,860)	(27,344)
(29,822)	(473,700)	(30,593)	(469,715)	—	—	—		—		(953)	(15,547)	(135,691)	(2,027,680)
(7,230,013)	(115,885,252)	(4,710,562)	(72,498,138)	(3,039,127)	(43,082,050)	(2,354,642)		(33,229,337)		(3,358,208)	(52,534,547)	(2,999,293)	(44,945,170)
4,859,380	$76,249,663	18,598,223	$264,583,428	(2,680,708)	$(38,355,239)	951,618		$12,638,285		590,490	$10,586,828	295,571	$3,468,579

Semiannual Report	| March 31, 2017	371

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

	AllianzGI Convertible				AllianzGI Emerging Markets Consumer
	Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	370,656	$11,566,882	1,531,316	$46,173,012	1,023	$13,437	555	$7,500
Class A — from Class D(a)	—	—	1,723,800	56,402,720	—	—	—	—
Class C	12,672	395,595	132,991	4,059,015	—	—	—	—
Class D	—	—	16,113	532,542	—	—	—	—
Class R	2,236	69,366	13,567	418,156	—	—	—	—
Class P	813,790	25,648,943	1,254,856	37,431,109	—	—	—	—
Institutional Class	332,370	10,388,119	3,359,105	99,691,590	395,774	5,225,512	2,369,591	28,261,247
Administrative Class	288	9,069	2,101	61,187	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	100,736	3,139,357	1,225,232	36,986,370	36	440	15	183
Class C	21,069	664,589	176,853	5,351,091	—	—	—	—
Class R	381	11,940	4,002	120,497	—	—	—	—
Class P	42,895	1,337,966	376,019	11,321,169	—	—	—	—
Institutional Class	266,098	8,281,783	2,413,864	72,498,394	24,662	305,563	7,182	87,687
Administrative Class	886	27,745	6,206	187,354	—	—	—	—

Cost of shares redeemed:
Class A	(6,277,703)	(199,681,713)	(10,581,513)	(323,954,096)	(21)	(262)	(11)	(138)
Class C	(496,146)	(15,513,181)	(1,294,526)	(38,777,874)	—	—	—	—
Class D	—	—	(186,106)	(6,206,021)	—	—	—	—
Class D — to Class A(a)	—	—	(1,723,742)	(56,402,720)	—	—	—	—
Class R	(9,614)	(295,476)	(30,225)	(917,177)	—	—	—	—
Class P	(1,291,674)	(40,526,098)	(3,768,674)	(112,023,904)	—	—	—	—
Institutional Class	(6,481,780)	(203,178,841)	(14,942,295)	(441,849,138)	(885,437)	(11,824,819)	(383,339)	(4,904,226)
Administrative Class	(5,935)	(185,006)	(24,360)	(694,970)	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	(12,598,775)	$(397,838,961)	(20,315,416)	$(609,591,694)	(463,963)	$(6,280,129)	1,993,993	$23,452,253

*	Actual amount rounds to less than one share.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(a).

372	March 31, 2017 |	Semiannual Report

AllianzGI Emerging Markets Debt				AllianzGI Emerging Markets Small-Cap				AllianzGI Europe Equity Dividend
Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

4,360	$63,345	12,399	$169,373	8,823	$128,000	120,388	$1,632,190	8,323	$118,821	2,798	$39,026
—	—	—	—	—	—	—	—	—	—	—	—
201	3,000	7,195	101,259	—	—	—	—	1,298	18,000	222	3,000
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
314,852	4,659,742	1,573,379	21,942,131	61,846	960,512	403,606	6,021,183	14,017	197,222	228,261	3,295,168
—	—	—	—	—	—	—	—	—	—	—	—

246	3,545	300	4,293	— *	1	709	9,645	125	1,764	79	1,113
194	2,805	144	2,090	—	—	—	—	32	455	23	316
—	—	—	—	—	—	—	—	—	—	—	—
28	393	33	464	—	—	—	—	13	188	20	278
104,856	1,503,038	128,316	1,801,169	25,796	364,500	5,781	79,256	8,751	123,578	9,243	130,128
—	—	—	—	—	—	—	—	—	—	—	—

(7,994)	(116,111)	(1,658)	(23,500)	(8,080)	(119,065)	(160,903)	(2,212,661)	(1,325)	(18,618)	(69)	(978)
(1,355)	(20,166)	(741)	(10,677)	—	—	—	—	(7)	(99)	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	(963)	(12,643)
(483,408)	(7,032,414)	(903,760)	(12,897,680)	(127,987)	(1,954,263)	(98,677)	(1,363,425)	(13,318)	(190,681)	(14,379)	(206,342)
—	—	—	—	—	—	—	—	—	—	—	—
(68,020)	$(932,823)	815,607	$11,088,922	(39,602)	$(620,315)	270,904	$4,166,188	17,909	$250,630	225,235	$3,249,066

Semiannual Report	| March 31, 2017	373

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

	AllianzGI Global Dynamic Allocation				AllianzGI Global Fundamental Strategy
	Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	62,026	$1,145,086	431,782	$7,682,907	393	$5,799	6,389	$90,929
Class A — from Class D(a)	—	—	4,509	82,248	—	—	2,778	41,695
Class C	5,490	99,835	17,805	312,339	—	—	197	2,986
Class D	—	—	137	2,515	—	—	66	1,000
Class R	1,481	27,391	1,857	33,210	—	—	—	—
Class P	567,934	10,170,757	9,044	160,000	—	—	—	—
Institutional Class	150,248	2,766,737	2,337,409	42,401,794	8,793	132,137	16,865	254,369
Class R6	11,455,610	209,966,975	492,480 #	8,793,289 #	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	— *	2	4,276	76,662	338	4,861	564	8,097
Class C	— *	2	1,007	17,877	31	449	25	360
Class D(a)	—	—	—	—	—	—	—	—
Class R	— *	— †	200	3,573	—	—	—	—
Class P	3,236	58,830	79	1,410	29	417	32	460
Institutional Class	1,167	21,336	35,654	639,633	39,329	571,976	59,967	867,547
Class R6	48,683	887,497	— #	— #	—	—	—	—
Administrative Class	— *	— †	25	448	—	—	—	—

Cost of shares redeemed:
Class A	(126,240)	(2,337,436)	(230,495)	(4,118,087)	(4,692)	(67,754)	(10,472)	(149,122)
Class C	(8,705)	(158,348)	(29,495)	(521,173)	—	—	—	—
Class D	—	—	—	—	—	—	(98)	(1,549)
Class D — to Class A(a)	—	—	(4,531)	(82,248)	—	—	(2,680)	(41,695)
Class R	(101)	(1,838)	(1,887)	(33,964)	—	—	—	—
Class P	(2,896)	(54,957)	(1,930)	(34,679)	—	—	—	—
Institutional Class	(402,021)	(7,354,979)	(581,264)	(10,495,075)	(12,563)	(184,581)	(352,839)	(5,211,458)
Class R6	(1,298,557)	(23,914,490)	(1,354)#	(24,989)#	—	—	—	—
Administrative Class	—	—	—	—	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	10,457,355	$191,322,400	2,485,308	$44,897,690	31,658	$463,304	(279,206)	$(4,136,381)

#	For the period February 1, 2016 (commencement of share class) through September 30, 2016. “Shares sold” include shares sold to AFI.
*	Actual amount rounds to less than one share.
†	Actual amount rounds to less than $1.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note12(a).

374	March 31, 2017 |	Semiannual Report

AllianzGI Global Sustainability				AllianzGI Global Water				AllianzGI High Yield Bond
Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,052	$32,808	3,462	$53,040	2,627,152	$35,570,195	7,071,358	$94,298,974	1,315,235	$12,075,287	2,281,772	$19,944,590
—	—	—	—	—	—	2,269,510	28,595,829	—	—	3,657,229	32,732,201
—	—	—	—	583,887	7,587,986	1,628,793	21,007,338	73,890	675,711	376,422	3,298,793
—	—	—	—	—	—	83,423	1,054,329	—	—	372,481	3,279,750
—	—	—	—	—	—	—	—	41,325	362,326	127,364	1,089,885
404	6,561	—	—	6,881,455	93,024,791	4,092,255	54,699,054	625,443	5,563,364	2,865,115	23,937,130
247,854	3,819,379	1,190,317	17,336,136	2,584,029	34,545,054	2,903,048	38,633,145	12,359,860	109,341,600	22,252,597	188,374,957
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	40,598	353,516	66,265	556,179

85	1,290	59	863	142,511	1,875,321	40,036	510,450	168,028	1,538,859	387,305	3,360,077
—	—	—	—	30,215	381,618	6,307	78,080	31,555	288,648	84,432	732,669
—	—	—	—	—	—	—	—	—	—	20,317	178,994
—	—	—	—	—	—	—	—	1,786	15,726	3,151	26,451
7	106	6	86	66,753	881,850	19,294	246,508	178,818	1,577,406	425,356	3,573,754
18,115	278,227	1,960	28,973	78,608	1,022,047	21,478	270,231	736,526	6,509,233	1,605,049	13,534,361
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	6,273	54,648	15,401	127,620

(894)	(14,026)	—	—	(6,776,747)	(91,171,682)	(3,651,200)	(48,308,147)	(1,774,785)	(16,354,981)	(3,807,268)	(33,113,333)
—	—	—	—	(845,652)	(10,982,485)	(1,027,517)	(13,128,907)	(390,190)	(3,572,533)	(843,397)	(7,311,901)
—	—	—	—	—	—	(485,542)	(6,153,974)	—	—	(404,947)	(3,540,018)
—	—	—	—	—	—	(2,278,824)	(28,595,829)	—	—	(3,775,079)	(32,732,201)
—	—	—	—	—	—	—	—	(53,215)	(468,763)	(112,298)	(961,068)
—	—	—	—	(2,057,103)	(27,923,218)	(2,351,589)	(30,973,331)	(1,381,013)	(12,176,825)	(4,121,876)	(34,550,596)
(70,799)	(1,143,873)	(97,483)	(1,550,321)	(561,696)	(7,430,897)	(664,076)	(8,848,755)	(14,588,738)	(129,083,837)	(18,164,061)	(155,833,055)
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	(110,330)	(965,278)	(85,267)	(706,163)
196,824	$2,980,472	1,098,321	$15,868,777	2,753,412	$37,380,580	7,676,754	$103,384,995	(2,718,934)	$(24,265,893)	3,226,063	$25,999,076

Semiannual Report	| March 31, 2017	375

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

	AllianzGI International Growth				AllianzGI International Small-Cap
	Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	38	$585	12,975	$207,712	13,453	$446,361	267,496	$9,215,892
Class A — from Class D(a)	—	—	—	—	—	—	138,078	4,962,527
Class C	—	—	—	—	3,014	97,900	44,139	1,501,000
Class D	—	—	—	—	—	—	71,682	2,606,512
Class R	—	—	—	—	640	20,869	2,387	77,945
Class P	—	—	—	—	295,658	9,843,135	387,606	13,200,964
Institutional Class	12,538	196,518	1,516,963	24,722,438	186,716	6,473,930	659,430	23,268,284
Class R6	—	—	—	—	30,568	1,048,392	473,415 #	16,678,173 #

Issued in reinvestment of dividends and distributions:
Class A	— *	1	26	382	2,339	73,368	20,279	712,490
Class C	—	—	—	—	545	16,705	4,213	145,323
Class R	—	—	—	—	44	1,374	153	5,296
Class P	—	—	—	—	12,138	381,492	47,306	1,662,355
Institutional Class	1,973	29,197	1,403	20,891	6,928	225,723	83,072	3,021,616
Class R6	—	—	—	—	4,526	147,555	—	—

Cost of shares redeemed:
Class A	(1)	(12)	(10,633)	(169,556)	(252,713)	(8,492,265)	(376,839)	(12,357,095)
Class C	—	—	—	—	(31,488)	(1,002,352)	(36,241)	(1,188,517)
Class D	—	—	—	—	—	—	(2,884)	(105,933)
Class D — to Class A(a)	—	—	—	—	—	—	(136,357)	(4,962,527)
Class R	—	—	—	—	(1,022)	(33,087)	(1,674)	(54,708)
Class P	—	—	—	—	(180,940)	(5,977,461)	(330,306)	(10,956,731)
Institutional Class	(10,000)	(152,508)	—	—	(288,225)	(10,164,713)	(1,590,889)	(54,430,536)
Class R6	—	—	—	—	(69,363)	(2,371,319)	(41,169)#	(1,428,235)#
Net increase (decrease) resulting from Fund share transactions	4,548	$73,781	1,520,734	$24,781,867	(267,182)	$(9,264,393)	(317,103)	$(8,425,905)

#	For the period February 1, 2016 (commencement of share class) through September 30, 2016. “Shares sold” include shares sold to AFI.
*	Actual amount rounds to less than one share.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note12(a).

376	March 31, 2017 |	Semiannual Report

AllianzGI Micro Cap				AllianzGI Multi-Asset Real Return				AllianzGI NFJ Emerging Markets Value
Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

11,967	$168,746	99,578	$1,387,174	37,871	$502,831	5,475	$72,789	1,074,695	$15,369,116	70,367	$960,640
—	—	—	—	—	—	1,661	21,309	—	—	80,849	1,044,575
—	—	—	—	60	786	98	1,236	14,925	218,366	1,534	18,353
—	—	—	—	—	—	—	—	—	—	125	1,670
—	—	—	—	—	—	—	—	—	—	—	—
59,249	839,255	85,267	1,180,306	—	—	—	—	948,796	12,986,487	8,761	112,860
268,000	3,826,924	432,837	5,701,656	15,694	209,236	22,925	286,832	217,313	3,192,412	78,666	997,928
—	—	—	—	—	—	—	—	—	—	—	—

21,951	301,824	49,331	693,095	890	11,681	238	2,941	2,777	37,041	3,379	44,592
—	—	—	—	22	288	65	800	— *	1	184	2,414
—	—	—	—	—	—	—	—	—	—	—	—
8,443	116,680	9,445	133,274	9	118	16	201	14,185	187,814	235	3,152
210,089	2,918,135	133,528	1,892,095	3,359	44,638	5,187	64,521	1,802	24,435	17,658	231,048
—	—	—	—	—	—	—	—	—	—	—	—

(67,841)	(955,150)	(1,012,593)	(13,621,553)	(614)	(8,205)	(4,579)	(59,248)	(911,808)	(12,417,417)	(21,768)	(273,152)
—	—	—	—	(1,368)	(18,248)	(307)	(3,992)	(958)	(14,104)	(2,250)	(29,339)
—	—	—	—	—	—	(1)	(10)	—	—	(87)	(1,178)
—	—	—	—	—	—	(1,652)	(21,309)	—	—	(80,065)	(1,044,575)
—	—	—	—	—	—	—	—	—	—	—	—
(28,227)	(398,945)	(168,787)	(2,165,757)	—	—	—	—	(42,265)	(580,227)	—	—
(339,137)	(4,780,125)	(947,470)	(12,973,878)	(11,958)	(161,931)	(112,650)	(1,438,144)	(298,087)	(4,175,107)	(192,165)	(2,423,167)
—	—	—	—	—	—	—	—	—	—	—	—

144,494	$2,037,344	(1,318,864)	$(17,773,588)	43,965	$581,194	(83,524)	$(1,072,074)	1,021,375	$14,828,817	(34,577)	$(354,179)

Semiannual Report	| March 31, 2017	377

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

	AllianzGI NFJ Global Dividend Value				AllianzGI NFJ International Small-Cap Value
	Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,986	$111,242	21,877	$352,453	1,100	$19,224	323,062	$5,481,731
Class A - from Class D(a)	—	—	38,580	658,941	—	—	137,320	2,570,636
Class C	16,744	252,500	120,462	1,829,101	306	5,100	3,472	62,883
Class D	—	—	66	1,186	—	—	1,450	27,614
Class P	84,913	1,407,158	9,100	146,029	4,670	78,549	5,325	95,506
Institutional Class	572,422	8,708,294	48,137	734,121	8,917	157,110	36,987	687,315
Class R6	—	—	—	—	9,482	157,442	90,957	1,548,113

Issued in reinvestment of dividends and distributions:
Class A	1,755	29,134	45,349	691,487	3,144	51,774	13,961	250,034
Class C	1,869	30,071	47,926	716,397	2,997	47,236	3,637	64,423
Class D(a)	—	—	—	—	—	—	—	—
Class P	1,146	18,879	9,108	139,440	297	4,723	215	3,869
Institutional Class	5,916	95,683	81,154	1,229,794	5,231	86,365	15,338	281,360
Class R6	—	—	—	—	7,827	123,590	38	684

Cost of shares redeemed:
Class A	(50,783)	(823,567)	(133,152)	(2,057,548)	(340,216)	(5,995,124)	(158,749)	(2,684,645)
Class C	(84,892)	(1,308,832)	(125,068)	(1,929,998)	(12,112)	(201,145)	(25,091)	(443,892)
Class D	—	—	(7,946)	(141,496)	—	—	(4,072)	(77,582)
Class D - to Class A(a)	—	—	(38,075)	(658,941)	—	—	(137,204)	(2,570,636)
Class P	(22,113)	(343,914)	(35,015)	(541,071)	(2,710)	(44,656)	(4,338)	(78,346)
Institutional Class	(287,002)	(4,659,268)	(515,464)	(7,936,660)	(41,596)	(722,483)	(320,861)	(5,863,507)
Class R6	—	—	—	—	(33,105)	(545,317)	(673)	(12,152)
Net increase (decrease) resulting from Fund share transactions	246,961	$3,517,380	(432,961)	$(6,766,765)	(385,768)	$(6,777,612)	(19,226)	$(656,592)

(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note12(a).
#	For the period February 1, 2017 (commencement of share class) through March 31, 2017. “Shares sold” includes shares sold to AFI.
##	For the period December 2, 2016 (commencement of share class) through March 31, 2017. “Shares sold” includes shares sold to AFI.

378	March 31, 2017 |	Semiannual Report

AllianzGI NFJ International Value II				AllianzGI Short Duration High Income				AllianzGI Structured Return
Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

706	$11,036	10,407	$162,517	4,208,184	$64,040,807	8,066,034	$120,397,029	2,730,125	$43,125,772	5,732,665	$88,838,356
—	—	950	15,297	—	—	2,008,883	30,093,068	—	—	1,001,795	15,547,861
1,991	29,614	9,587	152,730	2,255,975	34,291,966	4,211,094	62,647,448	254,459	3,906,241	676,801	10,233,815
—	—	61	1,000	—	—	80,405	1,217,635	—	—	395,471	6,153,143
931	14,632	2,527	38,002	27,966,847	424,186,912	27,278,086	407,955,965	5,074,587	79,890,501	1,539,925	23,913,890
318	4,894	22,602	362,204	11,717,454	177,799,842	17,985,668	264,057,898	2,919,558	46,449,703	9,286,641	144,916,883
—	—	—	—	5,401,958 #	81,582,449 #	—	—	2,349,396 ##	37,989,709 ##	—	—

100	1,487	560	8,556	353,985	5,373,413	620,166	9,163,611	183,601	2,875,300	29,569	459,565
88	1,302	250	3,758	200,805	3,042,879	322,695	4,762,336	20,935	317,799	5,283	80,188
—	—	—	—	—	—	7,747	117,286	—	—	—	—
76	1,145	484	7,572	1,083,071	16,382,656	1,143,214	16,950,662	58,661	919,019	3,446	53,656
15,804	236,277	85,390	1,312,530	705,364	10,678,212	1,402,275	20,675,637	181,425	2,861,480	56,251	879,101
—	—	—	—	12,150 #	183,771 #	—	—	80,499 ##	1,266,927 ##	—	—

(4,611)	(71,276)	(11,384)	(177,578)	(6,421,133)	(97,865,647)	(6,873,111)	(101,390,782)	(2,526,539)	(39,823,375)	(1,170,515)	(18,210,906)
(9,470)	(144,529)	(1,909)	(29,974)	(1,491,202)	(22,644,981)	(2,546,839)	(37,467,504)	(132,169)	(2,024,575)	(114,860)	(1,728,222)
—	—	—	—	—	—	(40,050)	(606,496)	—	—	(6,595)	(102,772)
—	—	(948)	(15,297)	—	—	(2,008,266)	(30,093,068)	—	—	(1,007,802)	(15,547,861)
(859)	(13,145)	(30,111)	(474,954)	(7,992,626)	(121,227,482)	(14,043,307)	(207,454,211)	(699,377)	(11,039,500)	(273,609)	(4,251,365)
(2,763,085)	(42,840,638)	(41,146)	(628,960)	(13,401,058)	(203,020,017)	(21,427,623)	(316,699,047)	(3,739,412)	(60,114,472)	(3,723,857)	(58,239,731)
—	—	—	—	(56,594)#	(859,215)#	—	—	(641)##	(10,125)##	—	—
(2,758,011)	$(42,769,201)	47,320	$737,403	24,543,180	$371,945,565	16,187,071	$244,327,467	6,755,108	$106,590,404	12,430,609	$192,995,601

Semiannual Report	| March 31, 2017	379

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

	AllianzGI U.S. Equity Hedged				AllianzGI U.S. Small-Cap Growth
	Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016		Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,509	$41,238	6,481	$104,102	27,115	$371,338	86,805	$1,142,215
Class A - from Class D(a)	—	—	18,094	290,224	—	—	5,639	85,651
Class C	1,414	22,050	10,872	158,411	3,456	43,619	8,283	99,391
Class D	—	—	8	125	—	—	67	1,003
Class R	—	—	—	—	11,601	130,173	—	—
Class P	300	5,000	—	—	30,193	436,624	8,593	116,475
Institutional Class	18,606	314,055	61,029	976,135	132,045	1,660,153	305,805	3,960,216

Issued in reinvestment of dividends and distributions:
Class A	519	8,562	1,016	16,120	14,799	169,449	4,435	61,647
Class C	157	2,502	416	6,391	8,530	91,100	3,045	40,382
Class R	—	—	—	—	354	3,969	115	1,567
Class P	26	428	20	313	10,668	124,490	1,251	17,638
Institutional Class	2,825	46,862	8,739	138,687	244,395	2,876,533	129,992	1,844,590

Cost of shares redeemed:
Class A	(6,018)	(100,090)	(54,662)	(851,192)	(242,446)	(3,107,629)	(54,248)	(714,554)
Class C	(2,702)	(42,843)	(12,040)	(180,563)	(13,124)	(154,296)	(14,873)	(197,936)
Class D	—	—	(361)	(5,766)	—	—	(1,620)	(25,241)
Class D - to Class A(a)	—	—	(18,165)	(290,224)	—	—	(5,631)	(85,651)
Class R	—	—	—	—	(2,359)	(26,065)	(207)	(3,083)
Class P	(7)	(120)	—	—	(2,529)	(30,275)	(11,588)	(153,758)
Institutional Class	(77,249)	(1,273,567)	(595,332)	(9,545,314)	(531,974)	(7,097,385)	(1,237,569)	(17,963,552)
Net decrease resulting from Fund share transactions	(59,620)	$(975,923)	(573,885)	$(9,182,551)	(309,276)	$(4,508,202)	(771,706)	$(11,773,000)

(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note12(a).

380	March 31, 2017 |	Semiannual Report

AllianzGI Ultra Micro Cap
Six Months ended March 31, 2017 (unaudited)		Year ended September 30, 2016
Shares	Amount	Shares	Amount

24,583	$528,259	58,852	$1,217,532
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
103,422	2,208,933	46,141	917,330
103,448	2,233,561	232,834	4,757,170

63,450	1,323,561	154,216	3,315,653
—	—	—	—
—	—	—	—
21,175	447,225	30,083	651,902
84,708	1,792,405	142,585	3,095,525

(308,864)	(6,563,557)	(1,150,186)	(23,134,130)
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(49,692)	(1,080,280)	(173,412)	(3,468,896)
(290,498)	(6,279,333)	(1,228,680)	(26,035,151)
(248,268)	$(5,389,226)	(1,887,567)	$(38,683,065)

Semiannual Report	| March 31, 2017	381

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

10.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At March 31, 2017, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated Approximate Ownership
	Number of Account Holders	Approximate Ownership	AFI	AllianzGI 2020	AllianzGI 2025	AllianzGI 2030	AllianzGI 2035	AllianzGI 2040	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Fundamental Strategy
AllianzGI Retirement 2020	6	81%	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2025	4	76%	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2030	3	65%	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2035	3	71%	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2040	4	72%	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2045	4	68%	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2050	4	70%	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2055	5	70%	—	—	—	—	—	—	—	—	—
AllianzGI Retirement Income	6	65%	—	—	—	—	—	—	—	—	—
AllianzGI Global Allocation	4	80%	—	—	—	—	—	—	—	—	—
AllianzGI Global Megatrends	—	—	95%	—	—	—	—	—	—	—	—
AllianzGI Best Styles Emerging Markets Equity	1	7%	86%	—	—	—	—	—	—	—	5%
AllianzGI Best Styles Global Equity	3	56%	—	—	—	—	—	—	—	27%	—
AllianzGI Best Styles International Equity	4	99%	—	—	—	—	—	—	—	—	—
AllianzGI Best Styles U.S. Equity	3	51%	—	5%	5%	8%	7%	8%	—	—	—
AllianzGI Convertible	4	65%	—	—	—	—	—	—	—	—	—
AllianzGI Emerging Markets Consumer	7	92%	—	—	—	—	—	—	—	—	—
AllianzGI Emerging Markets Debt	—	—	41%	—	—	—	—	—	7%	47%	—
AllianzGI Emerging Markets Small-Cap	1	11%	25%	—	—	5%	—	—	—	41%	—
AllianzGI Europe Equity Dividend	1	44%	46%	—	—	—	—	—	—	—	—
AllianzGI Global Dynamic Allocation	2	20%	—	13%	18%	19%	10%	6%	—	—	—
AllianzGI Global Fundamental Strategy	—	—	96%	—	—	—	—	—	—	—	—
AllianzGI Global Sustainability	2	96%	—	—	—	—	—	—	—	—	—
AllianzGI Global Water	8	83%	—	—	—	—	—	—	—	—	—
AllianzGI High Yield Bond	4	73%	—	—	—	—	—	—	—	—	—
AllianzGI International Growth	—	—	12%	—	—	—	—	—	—	87%	—
AllianzGI International Small-Cap	3	70%	—	—	—	—	—	—	—	—	—
AllianzGI Micro Cap	4	84%	—	—	—	—	—	—	—	—	—
AllianzGI Multi-Asset Real Return	2	27%	68%	—	—	—	—	—	—	—	—
AllianzGI NFJ Emerging Markets Value	4	96%	—	—	—	—	—	—	—	—	—
AllianzGI NFJ Global Dividend Value	4	49%	—	—	—	—	—	—	28%	—	—
AllianzGI NFJ International Small-Cap Value	4	91%	—	—	—	—	—	—	—	—	—
AllianzGI NFJ International Value II	4	87%	—	—	—	—	—	—	—	—	—
AllianzGI Short Duration High Income	7	74%	—	—	—	—	—	—	—	—	—
AllianzGI Structured Return	5	83%	—	—	—	—	—	—	—	—	—
AllianzGI U.S. Equity Hedged	3	56%	37%	—	—	—	—	—	—	—	—
AllianzGI U.S. Small-Cap Growth	1	85%	—	—	—	—	—	—	—	—	—
AllianzGI Ultra Micro Cap	4	75%	—	—	—	—	—	—	—	—	—

382	March 31, 2017 |	Semiannual Report

11.	AFFILIATED TRANSACTIONS

The following tables show the transactions in and earnings from affiliates for the six months ended March 31, 2017:

AllianzGI Retirement 2020:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$6,357,222	$4,577,563	$1,592,408	$(228,371)	$8,904,061	$237,604	$(20,401)	$92,145
AllianzGI Best Styles Emerging Markets Equity	741,345	—	746,479	—	—	—	74,443	—
AllianzGI Best Styles Global Managed Volatility	1,546,091	—	1,525,555	—	—	—	13,691	—
AllianzGI Best Styles International Equity	3,108,265	—	3,106,077	—	—	—	3,115	—
AllianzGI Best Styles U.S. Equity	5,180,561	7,181,815	6,586,750	248,946	6,016,661	88,631	297,362	—
AllianzGI Emerging Markets Consumer	849,418	—	855,627	—	—	—	(13,386)	—
AllianzGI Emerging Markets Debt	—	844,147	—	(10,306)	833,841	23,587	—	—
AllianzGI Emerging Markets Small-Cap	—	273,738	—	17,430	291,168	7,793	—	—
AllianzGI Focused Growth	541,194	—	540,371	—	—	—	(4,124)	—
AllianzGI Global Dynamic Allocation	—	45,413,095	14,494,513	1,215,588	32,092,332	146,371	(41,838)	—
AllianzGI Global Natural Resources	815,462	—	824,439	—	—	—	100,511	—
AllianzGI High Yield Bond	1,862,834	—	1,869,163	—	—	—	80,632	—
AllianzGI International Small-Cap	534,813	—	536,004	—	—	—	19,375	—
AllianzGI Mid-Cap	536,861	—	532,864	—	—	—	55,788	—
AllianzGI Short Duration High Income	4,777,977	38,642	3,724,227	36,182	1,103,875	21,610	(2,860)	—
AllianzGI Structured Return	1,331,901	—	1,333,570	—	—	—	62,720	—
PIMCO Broad U.S. TIPS Index	7,660,485	—	7,648,521	—	—	—	375,822	—
PIMCO Capital Securities and Financials	1,059,393	—	1,063,652	—	—	—	8,494	—
PIMCO Income	5,088,034	—	5,092,253	—	—	2,422	93,207	—
PIMCO Mortgage Opportunities	2,674,143	—	2,671,749	—	—	711	36,381	—
PIMCO Senior Floating Rate	1,758,374	—	1,758,374	—	—	605	7,086	—
Totals	$46,424,373	$58,329,000	$56,502,596	$1,279,469	$49,241,938	$529,334	$1,146,018	$92,145

AllianzGI Retirement 2025:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$6,034,341	$4,183,844	$5,392,284	$(129,784)	$4,610,875	$140,372	$78,864	$55,633
AllianzGI Best Styles Emerging Markets Equity	822,685	—	828,382	—	—	—	83,969	—
AllianzGI Best Styles Global Equity	—	4,136,262	4,224,882	1,521	22,435	364	109,534	126
AllianzGI Best Styles Global Managed Volatility	1,633,117	—	1,611,425	—	—	—	14,462	—
AllianzGI Best Styles International Equity	4,054,948	—	4,052,095	—	—	—	33,229	—
AllianzGI Best Styles U.S. Equity	6,728,823	7,033,242	7,884,209	254,235	6,152,430	81,473	515,686	—
AllianzGI Emerging Markets Consumer	1,123,306	—	1,131,517	—	—	—	(16,411)	—
AllianzGI Emerging Markets Debt	—	311,531	—	(1,857)	309,674	4,047	—	—
AllianzGI Emerging Markets Small-Cap	—	293,712	—	18,915	312,627	8,367	—	—

Semiannual Report	| March 31, 2017	383

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Retirement 2025: (cont’d)
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Focused Growth	$953,665	—	$952,214	—	—	—	$66,099	—
AllianzGI Global Dynamic Allocation	—	$49,831,509	4,601,784	$1,726,134	$46,914,271	$196,268	(41,588)	—
AllianzGI Global Natural Resources	1,143,436	—	1,156,025	—	—	—	112,064	—
AllianzGI High Yield Bond	1,929,487	—	1,936,043	—	—	—	156,305	—
AllianzGI International Small-Cap	831,177	—	833,029	—	—	—	11,798	—
AllianzGI Mid-Cap	834,504	—	828,292	—	—	—	59,610	—
AllianzGI NFJ Mid-Cap Value	277,719	—	276,896	—	—	—	20,667	—
AllianzGI Short Duration High Income	4,948,403	4,607	4,962,729	25	372	4,607	48,982	—
AllianzGI Structured Return	1,379,741	—	1,381,470	—	—	—	64,856	—
PIMCO Broad U.S. TIPS Index	5,509,531	—	5,500,927	—	—	—	284,108	—
PIMCO Capital Securities and Financials	1,097,015	—	1,101,425	—	—	—	9,199	—
PIMCO Income	4,994,425	—	4,998,566	—	—	2,378	38,536	—
PIMCO Mortgage Opportunities	2,220,748	—	2,218,760	—	—	591	32,209	—
PIMCO Senior Floating Rate	1,821,544	—	1,821,544	—	—	626	7,338	—
Totals	$48,338,615	$65,794,707	$57,694,498	$1,869,189	$58,322,684	$439,093	$1,689,516	$55,759

AllianzGI Retirement 2030:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$5,866,443	—	$5,840,303	—	—	—	$132,772	—
AllianzGI Best Styles Emerging Markets Equity	679,035	—	683,737	—	—	—	84,043	—
AllianzGI Best Styles Global Equity	—	$13,914,094	9,493,033	$341,172	$5,022,638	$90,950	260,405	$31,351
AllianzGI Best Styles Global Managed Volatility	1,860,396	—	1,835,685	—	—	—	16,474	—
AllianzGI Best Styles International Equity	5,696,209	—	5,692,200	—	—	—	(26,178)	—
AllianzGI Best Styles U.S. Equity	9,899,679	6,854,703	7,989,729	768,750	9,275,320	132,796	246,773	—
AllianzGI Emerging Markets Consumer	1,265,648	—	1,274,900	—	—	—	(30,089)	—
AllianzGI Emerging Markets Small-Cap	690,783	43,549	74,970	23,055	709,094	18,978	(6,163)	—
AllianzGI Focused Growth	1,033,725	—	1,032,153	—	—	—	52,780	—
AllianzGI Global Dynamic Allocation	—	48,232,861	1,976,297	1,805,384	48,097,926	210,757	35,978	—
AllianzGI Global Natural Resources	1,251,989	—	1,265,773	—	—	—	122,111	—
AllianzGI High Yield Bond	2,481,757	—	2,490,189	—	—	—	153,050	—
AllianzGI International Small-Cap	1,246,185	—	1,248,961	—	—	—	42,371	—
AllianzGI Mid-Cap	939,866	—	932,869	—	—	—	61,219	—
AllianzGI NFJ Mid-Cap Value	624,621	—	622,771	—	—	—	202,070	—
AllianzGI Short Duration High Income	5,260,119	—	5,273,916	—	—	—	70,214	—
AllianzGI Structured Return	1,552,396	—	1,554,341	—	—	—	72,065	—
AllianzGI U.S. Small-Cap Growth	726,442	—	724,876	—	—	—	50,590	—
PIMCO Broad U.S. TIPS Index	4,960,887	—	4,953,139	—	—	—	258,854	—
PIMCO Capital Securities and Financials	926,172	—	929,895	—	—	—	5,973	—
PIMCO Income	4,369,487	—	4,373,110	—	—	2,080	105,997	—
PIMCO Mortgage Opportunities	1,252,584	—	1,251,463	—	—	333	17,867	—
PIMCO Senior Floating Rate	2,049,660	—	2,049,661	—	—	705	8,260	—
Totals	$54,634,083	$69,045,207	$63,563,971	$2,938,361	$63,104,978	$456,599	$1,937,436	$31,351

384	March 31, 2017 |	Semiannual Report

AllianzGI Retirement 2035:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$3,781,376	—	$3,764,527	—	—	—	$79,148	—
AllianzGI Best Styles Emerging Markets Equity	705,476	—	710,361	—	—	—	73,365	—
AllianzGI Best Styles Global Equity	—	$21,855,758	7,850,010	$1,036,099	$15,253,177	$269,854	211,330	$95,812
AllianzGI Best Styles Global Managed Volatility	1,498,644	—	1,478,737	—	—	—	13,271	—
AllianzGI Best Styles International Equity	6,410,706	—	6,406,194	—	—	—	(64,350)	—
AllianzGI Best Styles U.S. Equity	9,760,604	5,950,153	7,606,775	844,901	8,668,337	128,029	147,315	—
AllianzGI Emerging Markets Consumer	1,060,875	—	1,068,630	—	—	—	(24,845)	—
AllianzGI Emerging Markets Small-Cap	881,957	38,114	381,322	39,389	582,751	15,596	(22,553)	—
AllianzGI Focused Growth	1,608,627	—	1,606,180	—	—	—	90,134	—
AllianzGI Global Dynamic Allocation	—	25,768,424	1,692,185	947,394	25,038,632	112,470	14,999	—
AllianzGI Global Natural Resources	1,276,235	—	1,290,285	—	—	—	80,087	—
AllianzGI High Yield Bond	2,025,682	—	2,032,564	—	—	—	132,679	—
AllianzGI International Small-Cap	1,271,382	—	1,274,214	—	—	—	42,958	—
AllianzGI Mid-Cap	765,915	—	760,213	—	—	—	46,615	—
AllianzGI NFJ Mid-Cap Value	509,781	—	508,271	—	—	—	170,326	—
AllianzGI Short Duration High Income	2,020,714	—	2,026,014	—	—	—	21,688	—
AllianzGI Structured Return	861,689	—	862,768	—	—	—	45,352	—
AllianzGI U.S. Small-Cap Growth	1,085,242	—	1,082,903	—	—	—	(3,215)	—
PIMCO Broad U.S. TIPS Index	3,796,650	—	3,790,720	—	—	—	198,037	—
PIMCO Capital Securities and Financials	504,071	—	506,098	—	—	—	4,813	—
PIMCO Income	2,292,740	—	2,294,641	—	—	1,091	67,650	—
PIMCO Mortgage Opportunities	1,022,424	—	1,021,509	—	—	272	14,594	—
PIMCO Senior Floating Rate	1,673,034	—	1,673,034	—	—	575	6,743	—
Totals	$44,813,824	$53,612,449	$51,688,155	$2,867,783	$49,542,897	$527,887	$1,346,141	$95,812

AllianzGI Retirement 2040:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$2,972,295	—	$2,959,051	—	—	—	$53,212	—
AllianzGI Best Styles Emerging Markets Equity	1,019,548	—	1,026,609	—	—	—	117,618	—
AllianzGI Best Styles Global Equity	—	$24,254,884	4,451,032	$1,450,875	$21,361,904	$350,422	107,177	$120,791
AllianzGI Best Styles Global Managed Volatility	1,249,144	—	1,232,552	—	—	—	11,061	—
AllianzGI Best Styles International Equity	7,184,127	—	7,179,071	—	—	—	(74,588)	—
AllianzGI Best Styles U.S. Equity	9,907,161	3,773,651	5,195,554	991,389	9,087,848	121,630	78,723	—
AllianzGI Emerging Markets Consumer	893,559	—	900,091	—	—	—	(13,137)	—
AllianzGI Emerging Markets Small-Cap	931,785	35,163	511,169	28,316	495,005	13,248	(25,031)	—
AllianzGI Focused Growth	1,867,192	—	1,864,351	—	—	—	101,714	—
AllianzGI Global Dynamic Allocation	—	14,304,734	434,987	524,507	14,402,570	60,666	8,316	—
AllianzGI Global Natural Resources	1,075,147	—	1,086,983	—	—	—	102,881	—
AllianzGI High Yield Bond	1,919,505	—	1,926,027	—	—	—	120,297	—
AllianzGI International Small-Cap	1,071,184	—	1,073,570	—	—	—	36,982	—
AllianzGI Mid-Cap	1,290,334	—	1,280,729	—	—	—	53,233	—
AllianzGI NFJ Mid-Cap Value	858,827	—	856,283	—	—	—	243,346	—

Semiannual Report	| March 31, 2017	385

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Retirement 2040: (cont’d)
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI U.S. Small-Cap Growth	$1,212,547	—	$1,209,934	—	—	—	$(111,458)	—
PIMCO Broad U.S. TIPS Index	2,345,092	—	2,341,430	—	—	—	129,286	—
PIMCO Mortgage Opportunities	308,165	—	307,889	—	—	82	4,669	—
PIMCO Senior Floating Rate	1,707,537	—	1,707,537	—	—	587	6,884	—
Totals	$37,813,149	$42,368,432	$37,544,849	$2,995,087	$45,347,327	$546,635	$951,185	$120,791

AllianzGI Retirement 2045:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$885,272	—	$881,328	—	—	—	$2,342	—
AllianzGI Best Styles Emerging Markets Equity	708,000	—	712,903	—	—	—	82,214	—
AllianzGI Best Styles Global Equity	—	$16,614,201	1,898,515	$1,032,810	$15,795,921	$244,390	47,425	$84,242
AllianzGI Best Styles Global Managed Volatility	762,067	—	751,945	—	—	—	6,748	—
AllianzGI Best Styles International Equity	4,623,390	—	4,620,136	—	—	—	(20,092)	—
AllianzGI Best Styles U.S. Equity	6,831,671	1,845,144	3,236,207	670,540	5,839,950	75,584	43,878	—
AllianzGI Emerging Markets Consumer	633,703	—	638,336	—	—	—	(7,389)	—
AllianzGI Emerging Markets Small-Cap	562,619	18,509	312,218	22,897	292,137	7,818	(13,635)	—
AllianzGI Focused Growth	1,431,402	—	1,429,225	—	—	—	77,184	—
AllianzGI Global Dynamic Allocation	—	5,912,063	—	222,458	6,134,521	24,476	—	—
AllianzGI Global Natural Resources	640,347	—	647,397	—	—	—	44,645	—
AllianzGI High Yield Bond	1,143,903	—	1,147,790	—	—	—	83,644	—
AllianzGI International Small-Cap	765,777	—	767,483	—	—	—	22,853	—
AllianzGI Mid-Cap	1,025,277	—	1,017,645	—	—	—	48,683	—
AllianzGI NFJ Mid-Cap Value	895,645	—	892,992	—	—	—	216,525	—
AllianzGI U.S. Small-Cap Growth	872,394	—	870,514	—	—	—	(2,786)	—
PIMCO Mortgage Opportunities	4,706	—	4,706	—	—	—	29	—
PIMCO Senior Floating Rate	1,272,475	—	1,272,474	—	—	438	5,126	—
Totals	$23,058,648	$24,389,917	$21,101,814	$1,948,705	$28,062,529	$352,706	$637,394	$84,242

AllianzGI Retirement 2050:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$460,467	—	$458,415	—	—	—	$(3,682)	—
AllianzGI Best Styles Emerging Markets Equity	751,867	—	757,074	—	—	—	79,181	—
AllianzGI Best Styles Global Equity	—	$16,649,084	1,947,159	$1,046,275	$15,798,662	$244,053	50,462	$84,125
AllianzGI Best Styles Global Managed Volatility	707,807	—	698,406	—	—	—	5,835	—
AllianzGI Best Styles International Equity	4,403,115	—	4,400,016	—	—	—	(49,642)	—
AllianzGI Best Styles U.S. Equity	5,770,251	2,233,723	2,693,264	639,450	5,730,489	74,503	41,905	—
AllianzGI Emerging Markets Consumer	682,888	—	687,880	—	—	—	(11,517)	—
AllianzGI Emerging Markets Small-Cap	465,535	25,136	231,626	16,088	280,788	7,515	(12,368)	—
AllianzGI Focused Growth	1,257,389	—	1,255,477	—	—	—	68,317	—
AllianzGI Global Dynamic Allocation	—	5,018,002	195,205	190,243	5,016,602	20,485	3,562	—
AllianzGI Global Natural Resources	594,510	—	601,055	—	—	—	72,602	—

386	March 31, 2017 |	Semiannual Report

AllianzGI Retirement 2050: (cont’d)
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI High Yield Bond	$1,180,146	—	$1,184,155	—	—	—	$82,641	—
AllianzGI International Small-Cap	710,893	—	712,477	—	—	—	22,432	—
AllianzGI Mid-Cap	954,433	—	947,328	—	—	—	37,345	—
AllianzGI NFJ Mid-Cap Value	950,082	—	947,267	—	—	—	147,006	—
AllianzGI U.S. Small-Cap Growth	730,315	—	728,741	—	—	—	(68,057)	—
PIMCO Broad U.S. TIPS Index	235,981	—	235,613	—	—	—	(2,530)	—
PIMCO Mortgage Opportunities	4,003	—	4,003	—	—	—	25	—
PIMCO Senior Floating Rate	1,417,142	—	1,417,142	—	—	487	5,706	—
Totals	$21,276,824	$23,925,945	$20,102,303	$1,892,056	$26,826,541	$347,043	$469,223	$84,125

AllianzGI Retirement 2055:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$158,534	—	$157,828	—	—	—	$(1,224)	—
AllianzGI Best Styles Emerging Markets Equity	300,416	—	302,496	—	—	—	46,598	—
AllianzGI Best Styles Global Equity	—	$6,362,971	324,721	$403,074	$6,449,475	$86,722	8,151	$29,893
AllianzGI Best Styles Global Managed Volatility	241,639	—	238,430	—	—	—	1,570	—
AllianzGI Best Styles International Equity	1,480,747	—	1,479,705	—	—	—	(4,127)	—
AllianzGI Best Styles U.S. Equity	1,929,916	1,001,272	725,925	240,660	2,361,090	26,475	8,252	—
AllianzGI Emerging Markets Consumer	202,892	—	204,375	—	—	—	(4,053)	—
AllianzGI Emerging Markets Small-Cap	156,206	10,829	74,938	7,273	99,772	2,670	(2,693)	—
AllianzGI Focused Growth	428,631	—	427,979	—	—	—	23,081	—
AllianzGI Global Dynamic Allocation	—	1,946,909	—	74,655	2,021,564	7,280	—	—
AllianzGI Global Natural Resources	210,342	—	212,657	—	—	—	26,282	—
AllianzGI High Yield Bond	394,579	—	395,919	—	—	—	30,711	—
AllianzGI International Small-Cap	243,498	—	244,040	—	—	—	13,047	—
AllianzGI Mid-Cap	322,663	—	320,261	—	—	—	25,839	—
AllianzGI NFJ Mid-Cap Value	320,748	—	319,798	—	—	—	81,777	—
AllianzGI U.S. Small-Cap Growth	240,415	—	239,897	—	—	—	(3,277)	—
PIMCO Investment Grade Corporate Bond	131,818	—	131,196	—	—	40	2,700	—
PIMCO Mortgage Opportunities	219,113	—	218,917	—	—	58	2,528	—
PIMCO Senior Floating Rate	487,091	—	487,091	—	—	167	1,936	—
Totals	$7,469,248	$9,321,981	$6,506,173	$725,662	$10,931,901	$123,412	$257,098	$29,893

AllianzGI Retirement Income:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$2,536,721	$1,121,403	$3,470,055	—	—	$46,539	$(86,305)	$29,364
AllianzGI Best Styles Emerging Markets Equity	505,039	—	508,536	—	—	—	56,073	—
AllianzGI Best Styles Global Managed Volatility	592,885	—	585,010	—	—	—	5,250	—
AllianzGI Best Styles International Equity	2,246,505	—	2,244,924	—	—	—	20,090	—
AllianzGI Best Styles U.S. Equity	4,523,145	—	4,511,495	—	—	—	283,873	—
AllianzGI Emerging Markets Consumer	661,794	—	666,632	—	—	—	(495)	—

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Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

AllianzGI Retirement Income: (cont’d)
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Debt	—	$3,215,190	$268,878	$(40,349)	$2,900,366	$110,492	$(5,597)	—
AllianzGI Global Natural Resources	295,605	—	298,860	—	—	—	52,936	—
AllianzGI High Yield Bond	3,236,398	4,099,076	1,646,672	234,653	5,743,999	194,509	(1,397)	—
AllianzGI International Small-Cap	171,512	—	171,894	—	—	—	6,464	—
AllianzGI Mid-Cap	169,683	—	168,420	—	—	—	15,158	—
AllianzGI NFJ Global Dividend Value	—	8,520,310	3,858,030	355,405	5,279,810	58,416	262,125	—
AllianzGI Short Duration High Income	10,769,225	539,331	918,397	(2,896)	10,537,486	201,159	(17,764)	—
AllianzGI Structured Return	471,610	—	472,201	—	—	—	22,902	—
PIMCO Capital Securities and Financials	2,540,003	3,497,458	2,921,857	55,748	3,166,331	79,158	(3,830)	—
PIMCO Emerging Markets Bond	1,325,558	—	1,325,558	—	—	636	162,024	—
PIMCO Income	7,698,932	163,519	2,142,264	376,937	5,805,642	163,519	(4,829)	—
PIMCO Investment Grade Corporate Bond	3,449,272	—	3,432,987	—	—	1,040	65,423	—
PIMCO Long-Term Credit	—	4,346,628	—	(110,403)	4,236,225	96,506	—	—
PIMCO Mortgage Opportunities	2,563,133	1,788,756	3,312,098	6,650	1,046,177	10,206	37,391	—
PIMCO Mortgage-Backed Securities	—	1,773,216	1,778,617	—	—	15,942	5,401	—
PIMCO Senior Floating Rate	2,325,249	—	2,325,249	—	—	800	9,354	—
Totals	$46,082,269	$29,064,887	$37,028,634	$875,745	$38,716,036	$978,922	$884,247	$29,364

AllianzGI Global Allocation:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2017	Dividend Income	Net Realized Gain	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	$124,987,803	$4,304,285	$10,200,000	$(2,366,287)	$111,817,802	$3,082,578	$280,794	$1,221,707
AllianzGI Best Styles Global Equity	224,131,214	4,279,929	46,039,098	27,370,410	195,975,801	3,182,809	402,434	1,097,120
AllianzGI Best Styles Global Managed Volatility	52,822,080	986,439	7,220,295	4,169,732	48,262,001	884,910	210,300	101,529
AllianzGI Emerging Markets Debt	21,008,835	721,152	1,600,000	969,691	19,786,470	721,152	59,457	—
AllianzGI Emerging Markets Small-Cap	5,075,661	150,180	—	435,381	5,611,461	150,180	—	—
AllianzGI High Yield Bond	5,438,839	143,335	2,484,978	169,827	3,160,331	143,335	115,701	—
AllianzGI International Growth	24,752,236	25,398	—	498,485	24,990,920	25,398	—	—
AllianzGI Structured Return	7,281,102	245,862	—	340,338	7,469,336	83,483	—	162,378
PIMCO Broad U.S. TIPS Index	10,179,477	—	820,499	169,954	9,171,963	29,946	26,601	—
Totals	$475,677,247	$10,856,580	$68,364,870	$31,757,531	$426,246,085	$8,303,791	$1,095,287	$2,582,734

AllianzGI Global Megatrends:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Consumer	$636,864	$7,136	—	$970	$670,193	$7,136	—	—
AllianzGI Global Natural Resources	646,851	5,143	—	(40,551)	629,996	5,143	—	—
AllianzGI Global Water	616,638	8,298	—	57,101	605,695	4,732	—	$3,567
AllianzGI Health Sciences	632,017	—	—	(56,115)	662,987	—	—	—
AllianzGI Technology	636,997	30,378	—	56,157	711,828	—	—	30,378
Totals	$3,169,367	$50,955	—	$17,562	$3,280,699	$17,011	—	$33,945

388	March 31, 2017 |	Semiannual Report

AllianzGI Global Dynamic Allocation:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)
AllianzGI Advanced Core Bond	$1,462,836	—	$1,461,905	—	—	—	$41,855
AllianzGI Best Styles Emerging Markets Equity	1,002,891	—	1,008,447	—	—	—	30,835
AllianzGI Best Styles Global Equity	16,573,444	—	16,541,935	—	—	—	427,093
AllianzGI Best Styles Global Managed Volatility	4,834,573	—	4,813,168	—	—	—	220,170
AllianzGI Best Styles International Equity	2,124,582	—	2,118,602	—	—	—	(62,014)
AllianzGI Best Styles U.S. Equity	4,345,934	—	4,334,740	—	—	—	84,201
PIMCO Income	761,767	—	761,767	—	—	$121	15,819
PIMCO Investment Grade Corporate Bond	2,495,390	$7,389	2,474,489	—	—	7,649	56,348
PIMCO Mortgage Opportunities	755,564	—	755,564	—	—	67	13,788
PIMCO Mortgage-Backed Securities	1,516,105	—	1,514,688	—	—	138	26,264
Totals	$35,873,086	$7,389	$35,785,305	—	—	$7,975	$854,359

AllianzGI Global Fundamental Strategy:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)
AllianzGI Best Styles Emerging Markets Equity	—	$337,570	—	$191	$337,761	$17,557	—
AllianzGI NFJ Emerging Markets Value	—	160,784	—	11,605	172,389	778	—
Totals	—	$498,354	—	$11,796	$510,150	$18,335	—

AllianzGI Multi-Asset Real Return:
	Market Value 9/30/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2017	Dividend Income	Net Realized Gain (Loss)
AllianzGI Global Natural Resources	$1,011,131	$187,991	$185,957	$(24,582)	$972,444	$9,122	$(6,171)
AllianzGI Short Duration High Income	73,248	219,882	106,596	247	124,128	4,026	(322)
PIMCO 1-5 Year U.S. TIPS Index	—	199,091	—	1,768	200,859	—	—
PIMCO Broad U.S. TIPS Index	436,530	475,297	516,704	8,602	381,690	1,976	(4,422)
PIMCO Commodity RealReturn Strategy	774,840	517,954	333,312	(64,470)	946,380	9,262	(187,019)
Totals	$2,295,749	$1,600,215	$1,142,569	$(78,435)	$2,625,501	$24,386	$(197,934)

12.	FUND EVENTS

(a) Share Class Conversion

Effective November 13, 2015, Class D shares of each Fund were converted into Class A shares of the same Fund. The Class D conversion was effected on the basis of the relative net asset values of the Class D and Class A shares involved and, following the conversion, each Fund ceased to have any Class D shares authorized or outstanding. Effective December 4, 2015, Class B shares of AllianzGI Global Allocation were converted into Class A shares of the same Fund. The Class B conversion was effected on the basis of the relative net asset values of the Class B and Class A shares involved and, following the conversion, AllianzGI Global Allocation ceased to have any Class B shares authorized or outstanding.

(b) Reorganization

Prior to the opening of business on August 29, 2016, AllianzGI Retirement Income Fund (the “Survivor Fund”) acquired all assets and liabilities of AllianzGI Retirement 2015 (the “Target Fund”). The purpose of the transaction was to combine the Funds since the Target Fund was at the end of its glidepath. The glidepath represents the shifting of Strategic Equity Component allocations over time and shows how the Fund’s asset mix becomes more conservative as the target date approaches and passes. The acquisition was accomplished by a tax-free exchange of shares of the Target Fund, value at $25,393,211 in total, for shares of the Survivor Fund as follows:

	Shares of Target Fund	Share of Survivor Fund
Class A	301,729	312,671
Class C	33,036	34,386
Class R	13,496	13,577
Class P	521,618	537,171
Class R6	463,621	488,918
Administrative Class	874	892

The investment portfolio of the Target Fund, with a fair value of $25,379,723 and identified cost of $24,593,833 at August 26, 2016, was the principal asset acquired by the Survivor Fund. For financial reporting purposes, assets received and shares issued by the Survivor Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Survivor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax

Semiannual Report	| March 31, 2017	389

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

purposes. Immediately prior to the merger, the Survivor Fund’s net assets were $27,520,178 and net assets after the merger were $53,034,616. The Target Fund’s unrealized appreciation at acquisition date was $785,890.

Assuming the acquisition had been completed on October 1, 2015, the beginning of the annual reporting period of the Survivor Fund, the Survivor Fund’s pro forma results of operations for the year ended September 30, 2016, would have been as follows:

Net investment income	$1,932,889	*
Net realized and unrealized gain on investments	$1,545,476	**
Net increase in net assets resulting from operations	$3,478,365

*	$1,177,184 as reported, plus $751,187 of the Target Fund premerger and a $4,518 adjustment to increase fee waiver/reimbursement from Investment Manager.
**	$1,642,493 as reported, plus $(97,017) of the Target Fund premerger.

Because both the Survivor Fund and the Target Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Survivor Fund’s Statement of Operations since August 29, 2016.

See Note 9 for the changes in shares outstanding for the Survivor Fund during the year ended September 30, 2016.

(c) Investment Manager Merger

On September 30, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”) and AllianzGI U.S served as the Funds’ investment manager and sub-adviser of certain Funds, respectively. On October 1, 2016, AGIFM merged with and into AllianzGI U.S. (the “Merger”). Following the Merger, AllianzGI U.S. assumed the services and responsibilities previously provided by AGIFM as investment manager of the Funds, and all the Funds for which AllianzGI U.S. served as sub-adviser on September 30, 2016 ceased to have a sub-adviser. AGIFM was, prior to the Merger, an indirect, wholly-owned subsidiary of AAM. The merger did not result in any change to the substantive terms of the Agreements, which continued in effect following the merger with AllianzGI U.S. as the counterparty instead of AGIFM. The merger also did not result in any change to the manner in which investment advisory services are provided under the Agreements, the personnel responsible for providing investment advisory services to the Funds pursuant to the Agreements or the personnel ultimately responsible for overseeing the provision of such services.

(d) Investment Strategy Changes

As of October 1, 2016, certain changes to the Target Funds, including a new fee structure, adoption of the dynamic multi-asset plus (“DMAP”) investment strategy, more moderate glidepath, corresponding new benchmarks and changes to the portfolio management team, went into effect. Effective October 1, 2016, among other changes, the Target Date Funds utilize a DMAP investment strategy, investing primarily in four Allianz-sponsored underlying funds (AllianzGI Best Styles Global Equity, AllianzGI Best Styles U.S. Equity, AllianzGI Advanced Core Bond and AllianzGI Global Dynamic Allocation) and Retirement Income Fund utilizes a combination of active allocation between asset classes and the use of both actively managed and passive strategies within those asset classes, incorporating investments in Underlying Funds and Other Acquired Funds (each as defined in the Fund’s prospectus dated February 1, 2017, as amended April 10, 2017), as well as exchange-traded funds, exchange-traded notes, and derivative instruments.

Additionally, as of October 1, 2016, changes to the investment strategy and portfolio management team of the AllianzGI Global Dynamic Allocation Fund and the investment strategy of the AllianzGI Global Allocation Fund went into effect. Effective October 1, 2016, among other changes, AllianzGI Global Dynamic Allocation Fund transitioned from a fund of funds to a direct-investing fund and no longer invests significantly in Underlying Funds or Other Acquired Funds (as defined in the Fund’s prospectus dated February 1, 2017, as amended April 10, 2017) for which AllianzGI U.S. or an affiliated person serves as investment adviser but may invest in unaffiliated Other Acquired Funds. As of October 1, 2016, AllianzGI Global Allocation Fund’s maximum allocation to its Opportunistic Component (as defined in the Fund’s prospectus dated February 1, 2017, as amended April 10, 2017) increased from 10% of the Fund’s total assets to 20% of the Fund’s total assets.

(e) Expense Limitation Changes

The following Funds revised their expense limitation rates during the six months ended March 31, 2017. The expense limitation rates in effect during the period (except as noted in the tables below) and at March 31, 2017 for all the Funds are disclosed in Note 6.

	Expense Limitation (10/1/16-12/4/16)
	Class A	Class C	Class P	Institutional Class
AllianzGI Structured Return	1.15%	1.90%	1.00%	0.90%

	Expense Limitation (12/5/16-1/31/17)
	Class A	Class C	Class P	Institutional Class	Class R6
AllianzGI Structured Return	1.05%	1.80%	0.90%	0.80%	0.70%

390	March 31, 2017 |	Semiannual Report

	Expense Limitation (10/1/16-1/31/17)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Global Allocation	0.64%	1.38%	0.81%	0.41%	0.40%	0.30%	0.65%
AllianzGI Best Styles Emerging Markets Equity	0.95%	1.70%	N/A	0.80%	0.70%	0.60%	N/A
AllianzGI Best Styles Global Equity	0.75%	1.50%	N/A	0.60%	0.50%	0.40%	N/A
AllianzGI Best Styles International Equity	0.80%	1.55%	N/A	0.65%	0.55%	0.45%	N/A
AllianzGI Best Styles U.S. Equity	0.75%	1.50%	N/A	0.60%	0.50%	0.40%	N/A
AllianzGI Global Dynamic Allocation	1.10%	1.83%	1.35%	0.95%	0.85%	0.70%	1.10%
AllianzGI International Small-Cap	1.45%	2.19%	1.70%	1.28%	1.21%	1.10%	N/A
AllianzGI NFJ International Small-Cap Value	1.30%	2.05%	N/A	1.15%	1.05%	0.95%	N/A

(f) Fund Liquidation

On January 30, 2017, the AllianzGI China Equity Fund liquidated as a series of the Trust.

(g) New Share Classes

Effective December 2, 2016, AllianzGI Structured Return began offering Class R6 shares.

Effective February 1, 2017, AllianzGI Short Duration High Income began offering Class R6 shares.

Effective February 1, 2017, every Fund of the Trust registered Class T shares; however Class T shares currently are not available for purchase.

13.	PAYMENTS FROM AFFILIATES

During the six months ended March 31, 2017, NFJ reimbursed AllianzGI NFJ Emerging Markets Value $299 and AllianzGI U.S. reimbursed AllianzGI NFJ International Value II $30,285 for realized losses resulting from trading errors.

During the year ended September 30, 2016, AllianzGI U.S. reimbursed AllianzGI Best Styles Emerging Markets Equity, AllianzGI U.S. Equity Hedged and AllianzGI NFJ Emerging Markets Value $1,397, $254 and $203, respectively, and NFJ reimbursed AllianzGI NFJ Emerging Markets Value $41 for realized losses resulting from trading errors.

14.	IN-KIND TRANSACTIONS

During the six months ended March 31, 2017, AllianzGI Best Styles Global Equity, AllianzGI Best Styles U.S. Equity and AllianzGI U.S. Small-Cap Growth transferred securities and cash to its shareholders in connection with redemption in-kind transactions. These transactions were treated as a sale of securities for U.S. GAAP, and the resulting gains and losses as shown in the table below were recognized based on the market value of the securities on the date of the transfers. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemptions in-kind are netted and recorded as net realized gain on investments on the Statements of Operations. The number of shares redeemed in-kind and redemption value as shown in the table below are included in the “Cost of shares redeemed” in Note 9.

During the six months ended March 31, 2017, AllianzGI Global Dynamic Allocation accepted securities from its shareholders in connection with subscription in-kind transactions. For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. The Fund sold 3,838,197 shares of Class R6 in-kind with a subscription value of $70,264,752. The number of shares sold and subscription value are included in “Shares sold” in Note 9.

	Shares Redeemed In-Kind	Redemption Value	Realized Gains	Realized Losses
AllianzGI Best Styles Global Equity (Class R6)	1,002,664	$15,791,959	$1,133,858	$438,244
AllianzGI Best Styles U.S. Equity (Class R6)	2,918,758	45,202,958	3,028,405	1,558,720
AllianzGI U.S. Small-Cap Growth (Institutional Class)	348,578	4,841,742	770,593	124,702

15.	BORROWINGS

During a portion of the reporting period, the Trust was party to a credit agreement (the “Northern Trust Agreement”), among the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement permitted the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and

(ii) certain other limitations and conditions. Each AllianzGI Borrower Fund paid interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers also paid a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets.

The Northern Trust Agreement had an original maturity date of July 29, 2016, which was extended by 90 days and expired on October 27, 2016.

Semiannual Report	| March 31, 2017	391

Notes to Financial Statements (cont’d)

March 31, 2017 (Unaudited)

On October 27, 2016, the Trust entered into a credit agreement (the “State Street Agreement”), among the Trust, Allianz Funds, AllianzGI Institutional Multi-Series Trust and Premier Multi-Series VIT, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement replaced a preexisting credit agreement with the Northern Trust Company. The State Street Agreement has a 364 day term through October 26, 2017 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund will pay interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month LIBOR rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The Funds did not utilize either line of credit during the six months ended March 31, 2017.

16.	RELATED PARTY TRANSACTIONS

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 5 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the six months ended March 31, 2017, the following Fund engaged in sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
AllianzGI Convertible	—	$41,987,844

17.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective April 1, 2017, for AllianzGI Global Fundamental Strategy, the Investment Manager has contractually agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate from 0.75% to 0.61% through March 31, 2018. Additionally, the expense limitation for each share class was reduced by 0.14% through March 31, 2018.

Effective April 1, 2017, for AllianzGI Global Sustainability, the Investment Manager has contractually agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate from 0.80% to 0.69% through March 31, 2018. Additionally, the expense limitation for each share class was reduced by 0.11% through March 31, 2018.

Effective April 1, 2017, for AllianzGI Global Water, the Investment Manager has contractually agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate from 0.95% to 0.73% through March 31, 2018.

Effective April 1, 2017, for AllianzGI International Growth, the Investment Manager has contractually agreed to observe a permanent reduction in the investment management fee, which reduces the annual percentage rate from 0.80% to 0.70%. Additionally, the expense limitation for each share class was reduced by 0.15% through March 31, 2018.

Effective April 1, 2017, for AllianzGI International Small-Cap, the Investment Manager has contractually agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate from 1.00% to 0.89% through March 31, 2018. Additionally, the expense limitation for each share class was reduced by 0.11% through March 31, 2018.

Effective April 1, 2017, for AllianzGI Multi-Asset Real Return, the Investment Manager has contractually agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate from 0.75% to 0.58% through March 31, 2018. Additionally, the expense limitation for each share class was reduced by 0.17% through March 31, 2018.

Effective April 1, 2017, for AllianzGI NFJ Emerging Market Value, the Investment Manager has contractually agreed to a temporary waiver of a portion of the investment management fee, which reduces the annual percentage rate from 0.85% to 0.65% through March 31, 2018. Additionally, the expense limitation for each share class was reduced by 0.20% through March 31, 2018.

Amounts waived pursuant to each of the temporary investment management fee waivers described in the preceding sentences are separate from and would not be included with the amounts subject to potential recoupment under the Expense Limitation Agreement.

AllianzGI Retirement Income has revised its dividend payment frequency from quarterly to monthly effective with shareholders of record date April 19, 2017 and dividends declared and paid on April 20, 2017. Also, in addition to dividends from net investment income the Fund may now distribute short-term capital gains.

392	March 31, 2017 |	Semiannual Report

On April 20, 2017, the following Funds declared per-share net investment income dividends to shareholders, payable April 20, 2017 to shareholders of record on April 19, 2017.

	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Retirement Income	$0.07051	$0.05921	$0.06477	$0.07497	N/A	$0.07546	$0.07114
AllianzGI High Yield Bond	$0.04117	$0.03715	$0.03952	$0.04554	$0.04500	N/A	$0.04436
AllianzGI Short Duration High Income	$0.06000	$0.05742	N/A	$0.06390	$0.06456	$0.06432	N/A

On May 3, 2017, the AllianzGI Global High Yield Fund commenced operations as a series of the Trust, offering Class P and Institutional Class shares. The Fund seeks total return with a controlled level of portfolio risk. The Fund will seek to achieve its investment objective by investing primarily in actively traded global fixed income securities, including fixed and floating rate corporate, government and government agency debt securities.

On May 18, 2017, the following Funds declared per-share net investment income dividends to shareholders, payable May 18, 2017 to shareholders of record on May 17, 2017.

	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
AllianzGI Retirement Income	$0.07065	$0.05902	$0.06476	$0.07531	N/A	$0.07571	$0.07134
AllianzGI High Yield Bond	$0.04105	$0.03679	$0.03771	$0.04551	$0.04500	N/A	$0.04401
AllianzGI Short Duration High Income	$0.05500	$0.05229	N/A	$0.05904	$0.05957	$0.05956	N/A

Semiannual Report	| March 31, 2017	393

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve the investment management agreement for a new fund.

At an in-person meeting held on March 22, 2017, the Board and the Independent Trustees unanimously approved, for an initial 2-year term, the Trust’s Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) with Allianz Global Investors U.S. LLC (the “Investment Manager”) on behalf of AllianzGI Global High Yield Fund (the “New Fund”), a new series of the Trust. The New Fund commenced operations on May 3, 2017.

The material factors and conclusions that formed the basis of these approvals for the New Fund are discussed below.

The Independent Trustees were assisted in their evaluation of the Investment Management Agreement and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during their contract review meeting.

In connection with their deliberations regarding the proposed approval of the New Fund Investment Management Agreement, the Trustees, including the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be performed by AllianzGI U.S., the New Fund’s investment manager (the “Investment Manager”), under the Investment Management Agreement.

In connection with their deliberations, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information compiled from Morningstar Direct (“Morningstar”), an independent third party, on the investment performance for various time periods, including annualized return performance information for certain time periods, of a group of funds with investment classifications and/or objectives comparable to those proposed for the New Fund, (ii) information on the New Fund’s management fees and other anticipated expenses and information compiled from Morningstar on the management fees and other expenses of comparable funds, (iii) information regarding the investment performance and fees for other funds and accounts managed by the Investment Manager or an affiliate, including institutional and separate accounts, with similar investment objective(s) and policies to those of the New Fund, (iv) an estimate of the profitability to the Investment Manager from its relationship with the New Fund during its first year, (v) descriptions of various functions to be performed by the Investment Manager for the New Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the New Fund.

The Trustees’ conclusions as to the approval of the Investment Management Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees also took into account that AllianzGI U.S. had proposed to observe certain advisory fee waivers and/or expense limitations for the New Fund. The Trustees also considered the risk profile of the New Fund.

As part of their review, the Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the New Fund. Among other information, the Trustees considered the investment philosophy and research and decision making processes of the Investment Manager and its affiliates, taking into account that the New Fund would be managed by personnel of Rogge Global Partners Limited (“Rogge”), a recently acquired affiliate of the Investment Manager, acting in their capacities as “associates persons” of the Investment Manager. The Trustees considered, among other information, the experience of key advisory personnel of Rogge and the Investment Manager who would be responsible for portfolio management of the New Fund; the ability of the Investment Manager to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager. In addition, the Trustees reviewed the quality of the Investment Manager’s expected services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the New Fund; the nature, extent and quality of certain administrative services the Investment Manager would be responsible for providing to the New Fund; and conditions that might affect the Investment Manager’s ability to provide high quality services to the New Fund in the future under the Investment Management Agreement, including the Investment Manager’s financial condition and operational stability. The Trustees also considered the historical investment performance information of accounts managed by Rogge in the global high yield strategy to be used for the New Fund. Based on the foregoing, the Trustees concluded that the Investment Manager and Rogge’s investment process, research capabilities and philosophy were well-suited to the New Fund, given the New Fund’s investment objectives and policies, and that the Investment Manager would be able to meet any reasonably foreseeable obligations under the Investment Management Agreement.

394	March 31, 2017 |	Semiannual Report

In assessing the reasonableness of the New Fund’s proposed fees and expenses under the Investment Management Agreement, the Trustees considered, among other information, the New Fund’s proposed management fee and its expected net expense ratio as a percentage of anticipated average daily net assets, taking into account the management fee waiver and/or expense limitation arrangements that the Investment Manager would observe, and the advisory fees and net expense ratios of peer groups of funds based on information provided by Morningstar.

The Trustees considered how the net expense ratio of the New Fund was expected to compare to its Morningstar peers, and considered comparisons of the New Fund’s proposed management fee with the advisory fees of the peer funds compiled from Morningstar. The Trustees noted that the proposed management fees and estimated net expense ratio for Institutional Class shares of the New Fund were lower than both the average and median for Institutional Class shares of funds in the Morningstar peer group.

The Trustees also considered the management fees charged by the Investment Manager to other funds and accounts with similar investment strategies to the New Fund.

The Trustees also considered the estimated profitability to the Investment Manager from its relationship with the New Fund and noted that such profitability was expected to be negative for the New Fund’s first year of operations based on average net asset assumptions.

The Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the New Fund. The Trustees took into account that, as an open-end investment company, the New Fund intends to raise additional assets, so as the assets of the New Fund increase over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs over a larger asset base or across a variety of products and services. In this regard, they also took into account the management fee waiver and/or expense limitation arrangements proposed to be observed by the Investment Manager for the New Fund.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and its affiliates, such as reputational value derived from serving as investment manager to the New Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Investment Management Agreement, that the proposed fees payable under the Investment Management Agreement represent reasonable compensation in light of the nature, extent and quality of the services to be provided by the Investment Manager and should be approved for an initial two-year period. After further discussion, and based on their evaluation of factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the initial approval of the Investment Management Agreement was in the interests of the New Fund and its shareholders and should be approved.

Semiannual Report	| March 31, 2017	395

Unaudited

Privacy Policy

Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the

396	March 31, 2017 |	Semiannual Report

Unaudited

Privacy Policy (cont’d)

secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access — Disclaimer which is incorporated herein by reference and is available on our website.

∎	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

Semiannual Report	| March 31, 2017	397

Allianz Multi-Strategy Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Morley D. Campbell(2)

Assistant Secretary

Thomas W. Oliver(2)

Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class C and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Class R6 and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The Financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)	Morley D. Campbell and Thomas W. Oliver are Assistant Secretaries of the Trust with a limited authority to open, maintain and close certain custodial and training accounts for the AllianzGI NFJ Emerging Markets Value Fund.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and more than $535 billion in AUM. With 25 offices worldwide and over 600 investment professionals, we provide global investment and research capabilities with consultative local delivery.*

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

* Data as of March 31, 2017; investment professionals as of September 30, 2016.

Allianz Global Investors U.S. LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2016. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery

AZ750SA_033117

132732

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allianz Funds Multi-Strategy Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date:	June 2, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	June 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo
President & Chief Executive Officer

Date:	June 2, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	June 2, 2017